UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-01944

Principal Variable Contracts Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, Des Moines, IA 50392-2080 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	December 31, 2011
Date of reporting period:	December 31, 2011

ITEM 1 – REPORT TO STOCKHOLDERS

Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2011

Table of Contents

ECONOMIC & FINANCIAL MARKET OVERVIEW	1
IMPORTANT ACCOUNT INFORMATION	2
ASSET ALLOCATION ACCOUNT	3
BALANCED ACCOUNT	4
BOND & MORTGAGE SECURITIES ACCOUNT	5
DIVERSIlED BALANCED ACCOUNT	6
DIVERSIlED GROWTH ACCOUNT	7
DIVERSIlED INTERNATIONAL ACCOUNT	8
EQUITY INCOME ACCOUNT	9
GOVERNMENT & HIGH QUALITY BOND ACCOUNT	10
INCOME ACCOUNT	11
INTERNATIONAL EMERGING MARKETS ACCOUNT	12
LARGECAP BLEND ACCOUNT II	13
LARGECAP GROWTH ACCOUNT	14
LARGECAP GROWTH ACCOUNT I	15
LARGECAP S&P 500 INDEX ACCOUNT	16
LARGECAP VALUE ACCOUNT	17
MIDCAP BLEND ACCOUNT	18
PRINCIPAL CAPITAL APPRECIATION ACCOUNT	19
PRINCIPAL LIFETIME 2010 ACCOUNT	20
PRINCIPAL LIFETIME 2020 ACCOUNT	21
PRINCIPAL LIFETIME 2030 ACCOUNT	22
PRINCIPAL LIFETIME 2040 ACCOUNT	23
PRINCIPAL LIFETIME 2050 ACCOUNT	24
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT	25
REAL ESTATE SECURITIES ACCOUNT	26
SAM BALANCED PORTFOLIO	27
SAM CONSERVATIVE BALANCED PORTFOLIO	28
SAM CONSERVATIVE GROWTH PORTFOLIO	29
SAM FLEXIBLE INCOME PORTFOLIO	30
SAM STRATEGIC GROWTH PORTFOLIO	31
SHORT-TERM INCOME ACCOUNT	32
SMALLCAP BLEND ACCOUNT	33
SMALLCAP GROWTH ACCOUNT II	34
SMALLCAP VALUE ACCOUNT I	35
GLOSSARYY	36
FINANCIAL STATEMENTS	41
NOTES TO FINANCIAL STATEMENTS	82
SCHEDULES OF INVESTMENTS	112
FINANCIAL HIGHLIGHTS	258
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	280
SHAREHOLDER EXPENSE EXAMPLE	281
SUPPLEMENTAL INFORMATION	285

Not FDIC or NCUA insured

May lose value - Not a deposit - No bank or credit union guarantee - Not insured by any Federal government agency

Economic & Financial Market Review

2011 began with an ongoing market rally that persisted into early May, despite a series of significant international events that dominated the news — from Japan’s devastating 8.9 magnitude earthquake and resultant tsunami on March 11th to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S.

In the second quarter, the global economy hit a “soft patch” that continued through the end of September, with growth moderating throughout the European Union, Asia and the U.S. Stock markets tended to follow suit, ending their months-long rally and subjecting investors to a bumpy ride. Japan’s sudden drop in production following the massive earthquake was one key reason for the sluggish growth. Supply-chain disruptions caused by the disaster slowed global growth as critical components and products exported by Japan abruptly became unavailable.

Also contributing to the global economic slowdown and heightened market volatility were ongoing sovereign debt concerns in Europe, triggered by troubles in Greece and economic policy issues in both Europe and the U.S. In Europe, investors became increasingly concerned as the debt situation in Greece worsened. Greece faced potential bankruptcy in mid-July without passage of additional austerity measures required in order to obtain the country’s next tranche of bailout money. At the end of June, Greece finally passed a $40 billion austerity package amid massive protests by its citizens. This move calmed jittery markets that had worried about a potential default.1

The ongoing situation in Greece brought increasing attention to the financial state of European banks in general. Concern mounted as it became evident that additional countries — Ireland, Portugal, Italy and Spain — also had accumulated excessive debt. The key issue to be resolved by the European Union was determining who should be responsible for the losses incurred by the banking sector when the write-offs of sovereign debt occur. While Germany has argued that recapitalization of the banking system is the responsibility of each individual nation, countries such as France, Spain and Italy likely can’t afford the additional liability. At year-end, the question of where the capital will come from remained a major overhang on international developed markets.

In the U.S., policy makers spent much of the summer mired in a debate over the country’s debt ceiling. Uncertainty surrounding their ability to reach an agreement weighed heavily on investor sentiment. Even though legislators eventually reached a deal, the damage had been done. Markets began an abrupt sell-off in late July that shaved 13.9% off the S&P 500 Index and 19.9% off the broad international market for the third quarter.2 In the final few months of the year, however, Congress’s debt ceiling stand-off faded from immediate focus and attention shifted to economic fundamentals, which showed some improvement. Real GDP came in at 1.7% for 2011;3 while not a strong growth report, it is nowhere near recession level. Similarly, corporate earnings continued to increase, leading to a drop in the unemployment rate from 9.4% in December 2010 to 8.5% in December 2011.4

For the year ending December 31, 2011, the broad U.S. stock market returned 1.0%. Growth stocks significantly outperformed value stocks; value was hampered by weakness in financials, which faced headwinds that included uncertainty around potential regulatory changes and ongoing concern over the impact of the euro zone sovereign debt crisis on the U.S. With heightened risk aversion during the period, larger-cap stocks generally outperformed smaller-caps.5 Meanwhile, international stocks lagged the U.S. market considerably; emerging markets fell sharply, down -18.4%, while developed markets fared slightly better, down -12.1%.6 In addition to European sovereign concerns, which weighed on markets globally, emerging markets were troubled further by signs of economic deceleration, especially in China. A strong U.S. dollar added to the underperformance of international stocks.

In the face of volatility investors sought haven in U.S. Treasuries through much of 2011, driving down the 10-yr Treasury yield from 3.29% at the beginning of the year to 1.88% at year-end. Yields actually rose through the early part of the year, then fell sharply in the third quarter in the face of S&P’s downgrade of U.S. debt and Europe’s worsening sovereign debt situation. Also, the 2-year Treasury yield fell from 0.59% at the start of 2011 to 0.24% by year-end, resulting in a much flatter yield curve (i.e., the distance between the 2- and 10-year yields decreased as the 10-year rallied dramatically). The Barclays Capital Aggregate Bond Index posted strong results for the year, up 7.8%. The strongest fixed income returns were posted by commercial mortgage-backed securities and asset-backed securities — though relatively small portions of the overall index, they outpaced duration-adjusted Treasuries by 0.47% and 0.52%, respectively. Meanwhile, investment-grade and non-investment-grade corporate bonds underperformed, lagging duration-adjusted Treasuries by 3.67% and 2.40%, respectively, for the year.7

[1]	“Greece to Vote on Austerity Details,” June 30, 2011; wsj.com
[2]	Broad international market: MSCI All Country World (ex-U.S.) Index
[3]	U.S. Bureau of Economic Analysis, 4th quarter 2011 advance estimate, January 27, 2012; bea.gov
[4]	U.S. Dept. of Labor, Bureau of Labor Statistics; bls.gov
[5]	Russell family of indexes
[6]	Emerging markets: MSCI Emerging Markets Index; developed markets: MSCI EAFE Index
[7]	Barclays Capital Point

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares, except for Diversified Balanced Account and Diversified Growth Account which are based on the performance of the Class 2 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

See glossary on page 36 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Asset Allocation Account

Sub-Advisor: Morgan Stanley Investment Management

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/1/94	2.14%	2.15%	4.30%

What contributed to or detracted from Account performance during the fiscal year?

Within equities, security selection added to performance, specifically in the U.S. Additionally, an overweight position in core Europe and an underweight to peripheral nations benefited returns as Europe's sovereign debt concerns continued to weigh on the region. Within currencies, tactical positions in emerging-market currencies aided results; local central banks allowed currencies to appreciate as a means of combating inflation, followed by depreciation as investors sold risky assets. Within currencies, an underweight position in the euro contributed positively as eurozone tensions resulting from solvency and liquidity concerns weighed on the single currency. The portfolio's asset allocation mix (consisting of average overweight positions in equities and cash and an underweight position in fixed income) detracted from relative performance. Equities fell as sovereign debt concerns in Europe and weaker macro data propelled investors into safer investments. Within equities, tactical allocations to emerging markets negatively impacted performance as higher inflation and tighter monetary policy weighed on the region. Within fixed income, an overweight position in credit negatively impacted performance as spreads widened on the back of falling Treasuries yields.

Balanced Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	4.05%	0.84%	3.49%

What contributed to or detracted from Account performance during the fiscal year?

Favorable security selection drove relative performance for the period; all equity portfolio segments performed positively, with small-cap core, large-cap core and international equities providing the greatest outperformance. Security selection in fixed income also added value. Across the equities segment, underweight positions in Bank of America Corp. and Citigroup Inc., coupled with a sizeable overweight position in UnitedHealth Group Inc., benefited results. Security selection within below-investment-grade corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS) aided performance. Overweights to ABS and commercial mortgage-backed securities (CMBS) and an out-of-index allocation to below-investment-grade corporates contributed positively to sector allocation performance. U.S. Treasuries curve positioning also proved beneficial. Overweighting domestic equities detracted from performance as equities underperformed fixed income for the period. In equities, overweights to Freeport-McMoRan Copper & Gold and Patterson-UTI Energy, and an underweight to IBM, detracted from portfolio performance. Negative sector allocation and security selection hindered overall performance. Additionally, underperformance in sector allocation was driven by an underweight to U.S. Treasuries and an overweight to investment-grade corporate bonds. Security selection within the CMBS and emerging markets sectors also detracted over the period.

Bond & Mortgage Securities Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	7.07%	4.39%	4.78%

What contributed to or detracted from Account performance during the fiscal year?

Security selection within below-investment-grade corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS) contributed positively to performance. Also, overweight positions in ABS and commercial mortgage-backed securities (CMBS) and an out-of-index allocation to below-investment-grade corporate bonds were positive contributors to sector allocation performance. U.S. Treasuries curve positioning contributed positively as well. The portfolio was slightly long in duration throughout the year, benefiting performance as interest rates fell. The portfolio experienced relative underperformance driven by negative sector allocation and security selection. Underperformance in sector allocation was due in large part to the portfolio's underweight position in U.S. Treasury securities and an overweight to investment-grade corporate bonds. Also detracting from performance was security selection within CMBS and emerging markets.

Diversified Balanced Account

Sub-Advisor: Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	Since Inception
Class 2 Shares	12/30/09	3.61%	6.85%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are not trying to outperform their indexes. Rather, they are attempting to replicate the returns of the index, minus the expense ratios. The investment option allocates its assets among four funds (International Equity Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and Bond Market Index Fund) and one account of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 50% of its assets to the equity index funds and approximately 50% to the Bond Market Index Fund. For the year, all five underlying funds performed in line with our expectations. Three of the five underlying funds generated positive absolute returns, led by results in the Bond Market Index Fund. The International Equity Index Fund posted the most negative return for the year.

Diversified Growth Account

Sub-Advisor: Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	Since Inception
Class 2 Shares	12/30/09	2.26%	6.87%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are not trying to outperform their indexes. Rather, they are attempting to replicate the returns of the index, minus the expense ratios. The investment option allocates its assets among four funds (International Equity Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and Bond Market Index Fund) and one account of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 65% of its assets to the equity index funds and approximately 35% to the Bond Market Index Fund. For the year, all five underlying funds performed in line with our expectations. Three of the five underlying funds generated positive absolute returns, led by results in the Bond Market Index Fund. The International Equity Index Fund posted the most negative return for the year.

Diversified International Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	-11.17%	-4.39%	5.46%
Class 2 Shares	1/8/07	-11.36%	-4.64%	5.21%

	What contributed to or detracted from Account performance during the fiscal year?

Over the 12-month period, the portfolio experienced strong relative performance driven by stock selection, particularly in financial and telecommunications services sectors. In the financial sector, the portfolio benefited from defensive positioning in European financials (with a skew toward Nordic and U.K. banks and non-life insurance companies). In the telecommunications services sector, NTT DoCoMo benefited from better revenue trends in its Japanese wireless operations, and Vodafone outperformed as it refocused its operations and increased cash returns to shareholders. On a country basis, stock selection was positive in the U.K; holdings in Imperial Tobacco Group and British American Tobacco continue to outperform due to strong free cash flow generation and generous shareholder remuneration (through stock repurchases and increased dividends). Stock selection in France contributed negatively to performance; about half of the underperformance was attributable to Alcatel-Lucent; a restructuring of the company failed to deliver the hoped for improvement in profits (the position was sold during 2011). Also, stock selection in the consumer discretionary sector detracted from performance; Faurecia and Tata Motors were the main detractors. Faurecia (a French auto components supplier) is at risk from likely production cuts at the original equipment manufacturers as European auto demand is likely to decline. On a country basis, stock selection in Australia detracted from results, primarily within commodities (including stocks such as Rio Tinto and BHP Billiton), which underperformed the banks, where the portfolio was underweight.

Equity Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	5.44%	0.43%	6.09%
Class 2 Shares	5/1/01	5.17%	0.19%	5.82%

	What contributed to or detracted from Account performance during the fiscal year?

An underweight to the financial sector aided performance, as did stock selection within the sector; the portfolio was underweight large money-center banks due to concerns about loan growth, industry capacity and potential regulation. Stock selection within the energy sector also helped results, as large integrated oil companies outperformed. Finally, stock selection within the telecommunications sector added value; BCE (the parent of Bell Canada) performed strongly in response to two dividend increases and a strong Canadian Dollar. Out-of-benchmark stock selection within the consumer discretionary sector hindered results as investments in Canada and Europe underperformed. Stock selection within the health care sector also detracted from performance. While most health care stocks performed well, the portfolio's positions in Teva Pharmaceuticals lagged. Finally, a slight overweight to information technology detracted from results.

Government & High Quality Bond Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/6/93	6.23%	5.96%	5.11%
Class 2 Shares	11/6/01	5.90%	5.67%	4.85%

	What contributed to or detracted from Account performance during the fiscal year?

The portfolio's allocation to U.S. Treasuries contributed positively; within fixed income, U.S. Treasuries performed best as investors shunned risk most of the year. In addition, an out-of-benchmark allocation to a government agency issue was a positive contributor because agency spreads tightened as investors moved toward high-quality assets over the period. Finally, security selection within the GNMA sector added value. The portfolio's out-of benchmark allocations to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) detracted from performance because spread sectors underperformed the benchmark over the period. The portfolio's underweight to GNMA pass-through securities versus conventional mortgage-backed securities (MBS) (Fannie Mae and Freddie Mac) was a negative contributor because investors favored GNMA securities. Finally, the portfolio's performance was negatively impacted by its out-of-benchmark allocation to agency collateralized mortgage obligations (CMO), one of the worst-performing sectors for the year.

Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/7/93	6.25%	6.91%	6.66%
Class 2 Shares	11/6/01	6.05%	6.67%	6.40%

	What contributed to or detracted from Account performance during the fiscal year?

Wells Fargo (one of the largest banks in the U.S.) contributed positively to performance; the bank's risk profile decreased during the period relative to its peers. In addition, security selection within the oil and gas sector aided performance, led by BP (which the portfolio acquired after the issues sold off following the Gulf oil spill in 2010). An underweight to foreign government bonds was another positive contributor; this sector underperformed as a result of increasing concerns over the situation in Europe. An overweight to corporate credit (particularly high-yield bonds) detracted from performance as riskier assets underperformed over the period. On an individual security basis, China Medical Technologies detracted from results; this Chinese medical device company declined due to investors' concerns over working capital management. Finally, the portfolio's allocation to the financial services/banking sector detracted from results as investors became increasingly concerned with Europe and its effect on the global financial system.

International Emerging Markets Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	10/24/00	-17.84%	1.07%	13.52%

What contributed to or detracted from Account performance during the fiscal year?

Holdings in Brazil, South Korea and Thailand delivered strong results over the period. From a sector perspective, holdings in the materials, telecommunication services and consumer staples sectors benefited performance the most. In terms of individual holdings, overweighted positions in Samsung Electronics, Companhia de Bebidas das Americas and Kia Motors contributed positively to performance. From a country perspective, holdings in Indonesia, Russia and China detracted from results. In terms of sector performance, holdings in the energy, utilities and health care sectors delivered the weakest results. The individual stocks that negatively impacted performance included HTC Corp., Hynix Semiconductor and Gazprom.

LargeCap Blend Account II

Sub-Advisors: ClearBridge Advisors, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	5/1/02	-0.12%	-0.37%	3.34%
Class 2 Shares	1/8/07	-0.42%	-0.63%	3.11%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection within the financial sector was most positive, led by an overweight to Moody's and underweights to the mega institutions (including Bank of America, Goldman Sachs and Citigroup). The portfolio's tilt toward growth stocks over the period boosted results, as growth stocks outperformed value stocks. Additionally, holding securities with a slightly smaller market capitalization than the index positively affected results, as smaller-caps outperformed larger-caps. Security selection was a negative contributor overall, led down by selection in the energy sector. Overweight exposures to stocks such as Newfield Exploration, Apache and Petrobras Petroleo Brasileiro detracted as oil prices fell, particularly in the third quarter. Having a slightly higher beta profile than the index (meaning the portfolio was poised to be more negatively impacted in a downward-trending market) detracted from performance; riskier securities were challenged in the volatile market environment over the period. Holding securities with more price volatility than those within the index similarly hurt results.

LargeCap Growth Account

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	-4.23%	0.17%	2.00%
Class 2 Shares	1/8/07	-4.50%	-0.09%	1.74%

	What contributed to or detracted from Account performance during the fiscal year?

MasterCard benefited from final Durbin Amendment debit card "swipe" fee regulations that were not as onerous as preliminary indications indicated they might be. The company also benefited from the continued consumer migration from cash and checks to credit and debit card usage for convenience purposes. Apple's strength was due to innovative new iPhone and iPad products that were strongly received by consumers, as well as to continued geographic expansion of distribution to address underserved foreign countries (particularly emerging markets). Starbucks generated strong comparable sales throughout the period, continued to innovate around its core brand and established partnerships to roll out branded K-cups to the rapidly growing single-serve coffee market segment. Ford was hurt by commodity-related cost pressures, the adverse impact on auto sales from the Japanese tsunami (because of supply chain disruption) and the slower-than-expected recovery in vehicle sales due to ongoing economic uncertainty. Netapp suffered from a spending pause by key financial services and government customers, concerns about the impact of the European sovereign crisis on customer spending in that region and ongoing fears of chief competitor infringement on market share gains with its revitalized mid-range product. Halliburton was weak on cost pressures adversely impacting profit margins and greater-than-expected rig downtime that compromised revenue growth. Also, the company's international recovery has not played out at the pace expected.

LargeCap Growth Account I

Sub-Advisors: Brown Advisory, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/1/94	-0.33%	3.25%	2.93%

What contributed to or detracted from Account performance during the fiscal year?

Positive stock selection in the information technology sector benefited returns, led by an overweight to MasterCard Inc. An average 3% underweight to the materials sector also aided results, as this sector posted the weakest returns in the index. Additionally, the investment option's smaller than index market capitalization benefited returns, as small-cap and mid-cap stocks tended to outperform large-caps during the period. Stock selection overall was negative, with the weakest performance occurring in the consumer discretionary sector. Sector positioning relative to the index also detracted from returns, led by an average 6% underweight to the consumer staples sector, which posted very strong returns during the period. Additionally, the investment option tended to have a lower yield than the index; this detracted from returns because investors favored higher-yielding stocks during the period.

LargeCap S&P 500 Index Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/3/99	1.73%	-0.51%	2.60%

What contributed to or detracted from Account performance during the fiscal year?

During the period, the portfolio performed in line with the S&P 500 Index. Seven of the 10 economic sectors in the index posted positive returns, led by the utilities and consumer staples sectors. Individual holdings Apple, Exxon Mobil and IBM benefited performance for the period. The materials and financial sectors recorded the weakest returns during the period. Individual holdings Bank of America, Citigroup and Hewlett-Packard detracted from performance for the period.

LargeCap Value Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/13/70	1.17%	-2.76%	3.09%

What contributed to or detracted from Account performance during the fiscal year?

Stock selections in the financial, health care and consumer discretionary sectors were the most effective. Underweight positions in financial stocks Bank of America, Goldman Sachs and Citigroup benefited results as these securities struggled during the period. The portfolio's investment strategy was rewarded as investors favored stocks with rising investor expectations, improving business fundamentals, sustainable competitive advantages and attractive relative valuations. Stocks that negatively impacted performance included overweight positions in Symantec, FirstEnergy and Forest Laboratories. Stock selections in the industrial, energy and telecommunication services sectors were less effective than selections in other sectors. Individual stocks that negatively impacted performance included overweight positions in J.P. Morgan and Freeport-McMoRan Copper & Gold and an underweight position in Cisco Systems.

MidCap Blend Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	8.29%	5.39%	8.75%
Class 2 Shares	9/9/09	8.00%	5.11%	8.46%

	What contributed to or detracted from Account performance during the fiscal year?

Strong performance was led by stock selection in the consumer discretionary and information technology sectors. The portfolio benefited from owning O'Reilly Automotive, which has benefited from a strong auto parts aftermarket and the integration of CSK Auto. Liberty Media (a diversified media company, including the premium movie channel, Starz, and investments in several other attractive businesses) benefited the portfolio during the period as Starz continued to grow subscribers and provide predictable cash flow to the company. (Liberty Media's stock was up 25% over the 12-month period.) Additionally, the portfolio benefited from Valeant Pharmaceuticals Intl. (a manufacturer/distributor of neurological, dermatological and other branded generic drugs); Valeant was up 65% in the period as it has completed several value-added acquisitions while leveraging its distribution networks. Brookfield Asset Management detracted from the performance over the period; the stock was down 16% (after significantly outperforming the year before). Covanta Holding Corporation also detracted from the portfolio; the stock was down 19% over the period due to weak electricity prices. CIT Group (a finance company catering to small- and mid-market businesses) emerged from bankruptcy in 2009; the stock was down 26% over the period.

Principal Capital Appreciation Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	0.13%	1.68%	5.19%
Class 2 Shares	11/6/01	-0.15%	1.42%	4.93%

	What contributed to or detracted from Account performance during the fiscal year?

Consumer discretionary sector companies aided performance, as companies such as Starbucks and McDonald's benefited from the economic recovery. An underweight to the troubled financial sector benefited relative performance, as the sector (particularly large money-center banks) lagged the broad market. Finally, stock selection within the telecommunications sector bolstered results as AT&T and Verizon outpaced the benchmark. Stock selection within the energy sector detracted from performance as oil prices were volatile and natural gas underperformed. The information technology sector also detracted; many of the "old-line" companies such as Hewlett Packard and Oracle underperformed. Finally, the portfolio's stock selection within the utilities sector hindered results.

Principal LifeTime 2010 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	1.44%	0.71%	4.12%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Bond and Mortgage Securities Account (sub-advised by Principal Global Investors, LLC) added value due to performing well over the 12-month period, though an underexposure to U.S. government credit held it back slightly versus the Barclays Capital Aggregate Bond Index. The Global Diversified Income Fund (multiple sub-advisors) and the Diversified Real Asset Fund (multiple sub-advisors) benefited overall performance due to posting positive returns. Within the fixed income sector, the Core Plus Bond Fund I (sub-advised by PIMCO) underperformed the Barclays Capital Aggregate Bond Index due to large overweights to non-U.S. government credits. In addition, the Preferred Securities Fund (sub-advised by Spectrum Asset Management, Inc.) suffered from a third-quarter loss that caused it to lag the Barclays Capital Aggregate Bond Index for the period.

Principal LifeTime 2020 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	-1.07%	0.04%	4.31%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Bond and Mortgage Securities Account (sub-advised by Principal Global Investors, LLC) added value due to performing well over the 12-month period, though an underexposure to U.S. government credit held it back slightly versus the Barclays Capital Aggregate Bond Index. The Global Diversified Income Fund (multiple sub-advisors) and the Diversified Real Asset Fund (multiple sub-advisors) benefited overall performance due to posting positive returns. Within the fixed income sector, the Core Plus Bond Fund I (sub-advised by PIMCO) underperformed the Barclays Capital Aggregate Bond Index due to large overweights to non-U.S. government credits. In addition, the Preferred Securities Fund (sub-advised by Spectrum Asset Management, Inc.) suffered from a third-quarter loss that caused it to lag the Barclays Capital Aggregate Bond Index for the period.

Principal LifeTime 2030 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	-2.22%	-0.51%	3.87%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Bond and Mortgage Securities Account (sub-advised by Principal Global Investors, LLC) added value due to performing well over the 12-month period, though an underexposure to U.S. government credit held it back slightly versus the Barclays Capital Aggregate Bond Index. The Global Diversified Income Fund (multiple sub-advisors) and the Diversified Real Asset Fund (multiple sub-advisors) benefited overall performance due to posting positive returns. Within the fixed income sector, the Core Plus Bond Fund I (sub-advised by PIMCO) underperformed the Barclays Capital Aggregate Bond Index due to large overweights to non-U.S. government credits. In addition, the Preferred Securities Fund (sub-advised by Spectrum Asset Management, Inc.) suffered from a third-quarter loss that caused it to lag the Barclays Capital Aggregate Bond Index for the period.

Principal LifeTime 2040 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	-3.18%	-0.88%	3.87%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Bond and Mortgage Securities Account (sub-advised by Principal Global Investors, LLC) added value due to performing well over the 12-month period, though an underexposure to U.S. government credit held it back slightly versus the Barclays Capital Aggregate Bond Index. The Global Diversified Income Fund (multiple sub-advisors) and the Diversified Real Asset Fund (multiple sub-advisors) benefited overall performance due to posting positive returns. Within the fixed income sector, the Core Plus Bond Fund I (sub-advised by PIMCO) underperformed the Barclays Capital Aggregate Bond Index due to large overweights to non-U.S. government credits. In addition, the Preferred Securities Fund (sub-advised by Spectrum Asset Management, Inc.) suffered from a third-quarter loss that caused it to lag the Barclays Capital Aggregate Bond Index for the period.

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Principal LifeTime 2050 Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	-3.94%	-1.16%	3.74%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Bond and Mortgage Securities Account (sub-advised by Principal Global Investors, LLC) added value due to performing well over the 12-month period, though an underexposure to U.S. government credit held it back slightly versus the Barclays Capital Aggregate Bond Index. The Global Diversified Income Fund (multiple sub-advisors) and the Diversified Real Asset Fund (multiple sub-advisors) benefited overall performance due to posting positive returns. Within the fixed income sector, the Core Plus Bond Fund I (sub-advised by PIMCO) underperformed the Barclays Capital Aggregate Bond Index due to large overweights to non-U.S. government credits. In addition, the Preferred Securities Fund (sub-advised by Spectrum Asset Management, Inc.) suffered from a third-quarter loss that caused it to lag the Barclays Capital Aggregate Bond Index for the period.

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Principal LifeTime Strategic Income Account

Sub-Advisors: Principal Global Investors, LLC and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	8/30/04	3.52%	1.26%	3.93%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of the underlying funds.

The Bond and Mortgage Securities Account (sub-advised by Principal Global Investors, LLC) added value due to performing well over the 12-month period, though an underexposure to U.S. government credit held it back slightly versus the Barclays Capital Aggregate Bond Index. The Global Diversified Income Fund (multiple sub-advisors) and the Diversified Real Asset Fund (multiple sub-advisors) benefited overall performance due to posting positive returns. Within the fixed income sector, the Core Plus Bond Fund I (sub-advised by PIMCO) underperformed the Barclays Capital Aggregate Bond Index due to large overweights to non-U.S. government credits. In addition, the Preferred Securities Fund (sub-advised by Spectrum Asset Management, Inc.) suffered from a third-quarter loss that caused it to lag the Barclays Capital Aggregate Bond Index for the period.

Real Estate Securities Account

Sub-Advisor: Principal Real Estate Investors, LLC.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	8.93%	-0.49%	12.01%
Class 2 Shares	1/8/07	8.72%	-0.73%	11.75%

	What contributed to or detracted from Account performance during the fiscal year?

Simon Property Group, the portfolio's largest single stock overweighting, recorded strong index-relative outperformance. This high-quality owner of regional mall properties benefited from a strong balance sheet, stable properties and strong operations within their outlet center portfolio. Stock selection within the office sector also added to performance, particularly overweight positions in owners of central business district office buildings and data centers. Overweights to Boston Properties and Digital Realty Trust contributed positively, as the companies outperformed the MSCI U.S. REIT index. Underweighting Corporate Office Properties Trust (a suburban office owner specializing in leasing space to government agencies and defense contractors) proved beneficial as widespread concern over cuts in defense spending, and slow-to-lease development projects, caused the stock to come under pressure. Overweighting global warehouser Prologis detracted from results due to material portfolio exposure in Europe as well as aggressive plans for developing new properties in the coming year. The stock came under pressure as investors reexamined their expectations for the company's leasing and development profile. Overweight positions in realty service companies CB Richard Ellis and Jones Lang LaSalle also detracted. These companies' revenue streams primarily depend on sales/leasing commissions; as these payments are variable, stock prices of these companies can be volatile during economic uncertainty. Additionally, overweighting hotel owners detracted from index-relative performance. Hotels also are among the most economically sensitive real estate sectors; investors' belief that economic weakness could crimp both personal and business travel led to the sector's recent sharp sell-off.

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	0.99%	2.65%	5.12%
Class 2 Shares	11/6/01	0.73%	2.40%	4.86%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. Strategic allocation to international stocks in developed markets hurt the portfolio. Also, strategic allocation to emerging-market stocks detracted from performance. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period.

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/23/98	2.29%	3.79%	5.43%
Class 2 Shares	11/6/01	1.97%	3.54%	5.17%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period. The portfolio's strategic allocation to U.S. government bonds was underweight relative to its benchmark; as government bonds performed strongly, the underweight was a negative contributor. The portfolio's strategic allocation to high-yield bonds was another negative factor, as high-yield bonds underperformed other fixed income holdings for the period.

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	-0.45%	1.06%	4.40%
Class 2 Shares	11/6/01	-0.63%	0.81%	4.15%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. Strategic allocation to international stocks in developed markets hurt the portfolio. Also, strategic allocation to emerging-market stocks detracted from performance. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period.

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	9/9/97	3.39%	4.63%	5.49%
Class 2 Shares	11/6/01	3.13%	4.36%	5.23%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among the portfolio's preferred securities holdings also was a positive contributor. Finally, security selection among U.S. large-cap value stocks contributed positively as well. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period. The portfolio's strategic allocation to U.S. government bonds was underweight relative to its benchmark; as government bonds performed strongly, the underweight was a negative contributor. The portfolio's strategic allocation to high-yield bonds was another negative factor, as high-yield bonds underperformed other fixed income holdings for the period.

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	-1.90%	-0.04%	3.79%
Class 2 Shares	11/6/01	-2.12%	-0.27%	3.56%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. Strategic allocation to international stocks in developed markets hurt the portfolio. Also, strategic allocation to emerging-market stocks detracted from performance. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period.

Short-Term Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	1/12/94	1.37%	3.83%	3.91%
Class 2 Shares	11/6/01	0.95%	3.56%	3.67%

	What contributed to or detracted from Account performance during the fiscal year?

An underweight position in foreign government agencies was a positive contributor. An out-of-benchmark allocation to nonagency collateralized mortgage obligations (CMO) also aided performance; the sector outpaced the broad corporate market. Finally, security selection within the energy sector benefited results as commodity prices remained high during most of the period. The largest negative contributor to the portfolio was security selection within the financial sector (banking and financial institutions) amid concerns over the financial situation in Europe. Also, an overweight to the asset-backed securities (ABS) sector negatively impacted performance as the sector underperformed. Finally, both allocation and security selection within the consumer non-cyclical sector detracted from performance.

SmallCap Blend Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	-1.47%	-0.77%	3.29%

	What contributed to or detracted from Account performance during the fiscal year?

Stock selection in the information technology, consumer discretionary and industrial sectors benefited the portfolio. Among the information technology sector holdings, Liquidity Services was the top contributor; shares of this business-to-business web site reported solid results throughout the year. Within the consumer discretionary sector, Polaris Industries added the most value; its off-road vehicles continued to dominate that market. RSC Holdings was the lead contributor in industrials; its shares were up sharply on news it was being acquired by a competitor. Stock selection in the health care sector detracted from results. Among the health care sector holdings, Gentiva Health Svcs and HealthSouth detracted amid worries about reduced Medicare reimbursement rates in the face of the federal government's budget crisis and corresponding Budget Control Act. Additional weakness in the health care sector came from the portfolio's holdings in biotech and pharmaceuticals companies, which were weak due to disappointing product announcements. Also hindering performance was the portfolio's exposure to real estate investment trusts (REITs) that own hotels; these REITs underperformed on concerns that global economic conditions would adversely impact business and leisure travel.

SmallCap Growth Account II

Sub-Advisors: Emerald Advisers, Inc., and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	-4.39%	-0.24%	0.08%
Class 2 Shares	1/8/07	-4.70%	-0.51%	-0.21%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection within the consumer discretionary sector was strong, led by a significant overweight to retailer Ulta Salon Cosmetics & Fragrance, which benefited from profits in excess of expectations over the 12-month period. In the materials sector, a series of relatively small overweight positions in positive-performing securities aided results as well. Also, the portfolio benefited from its higher relative strength profile (meaning the portfolio had more exposure than the index to stocks exhibiting upward price movement during the trailing 12-month period). Additionally, positive momentum continued to be rewarded, especially in the first half of the year. Security selection was negative overall, despite outperformance in seven of the 10 sectors. Selection was most negative in the information technology sector, where overweight positions in Acme Packet, IntraLinks Holdings and InterDigital detracted. Weak selection in the industrial sector hurt results as well, particularly overweights to Wabash National Corp and II-VI Inc. due to negative price movements over the year. The portfolio's overweight exposure (relative to the index) to securities having high price volatility also hindered results.

SmallCap Value Account I

Sub-Advisors: JP Morgan Investment Management, Inc., and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	-3.66%	-2.73%	6.37%
Class 2 Shares	1/8/07	-3.89%	-2.94%	6.15%

	What contributed to or detracted from Account performance during the fiscal year?

Positive security selection within the energy sector was led by an out-of-index exposure to Frontier Oil, which showed positive price performance. Security selection within the consumer discretionary sector was positive as well, where overweight exposures to a variety of strong performers (including Penske Automotive Group) boosted performance. The portfolio also benefited from the portfolio managers' successful efforts to take advantage of heightened market volatility through increased trading activity that positively impacted the portfolio over the period. Sector positioning was a negative contributor to performance over the year, with nine of the 10 sectors producing negative results. An underweight to the utilities sector (which performed relatively well) and an overweight to energy sector securities (which largely lagged) were particularly detrimental. Security selection was weak in the industrial sector, where a large out-of-index exposure to poor-performing General Cable and small overweight to struggling Excel Maritime Carriers drove down results. Relative to the index, higher exposure to securities with more price volatility detracted from performance as these securities saw pressure over the year from a very volatile market environment.

Glossary

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital Credit 1–3 Years Index:

The index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

The index covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

Diversified Balanced Custom Index

The index is composed of 35% S&P 500 Index, 4% S&P 400 Index, 4% S&P 600 Index, 7% MSCI EAFE Index and 50% Barclays Capital Aggregate Index

Diversified Growth Custom Index

The index is composed of 45% S&P 500 Index, 5% S&P 400 Index, 5% S&P 600 Index, 10% MSCI EAFE Index and 35% Barclays Capital Aggregate Index.

Dow Jones U.S. Moderate Conservative Portfolio Index:

The index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth and Small Value).

Dow Jones U.S. Moderate Portfolio Index:

A benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index): A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australia, Asia, and the Far East.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: The index measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Glossary

Morningstar Diversified Emerging Markets Category Average:

Diversified emerging-markets portfolios tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest at least 70% of total assets in equities and invest at least 50% of stock assets in emerging markets.

Morningstar Foreign Large Blend Category Average:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Intermediate Government Category Average:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Morningstar Large Blend Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category Average:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Moderate Allocation Category Average:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Real Estate Category Average:

Specialty-real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Glossary

Morningstar Retirement Income Category Average:

Retirement income portfolios provide a mix of stocks, bonds and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset allocation strategy. These portfolios aim to provide investors with steady income throughout retirement.

Morningstar Short-Term Bond Category Average:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Blend Category Average:

Small-blend portfolios favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Growth Category Average:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category Average:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Morningstar Target-Date 2000–2010 Category Average:

Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Target-Date 2016–2020 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2026–2030 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target-Date 2036–2040 Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Glossary

Morningstar Target-Date 2050+ Category Average:

Target date portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2050 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Principal LifeTime 2010 Blended Index:

The index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2011 are 30.90% Russell 3000 Index, 10.10% MSCI EAFE Index, and 59.00% Barclays Capital Aggregate Index.

Principal LifeTime 2020 Blended Index:

The index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2011 are 49.00% Russell 3000 Index, 19.85% MSCI EAFE Index, and 31.15% Barclays Capital Aggregate Index.

Principal LifeTime 2030 Blended Index:

The index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2011 are 54.10% Russell 3000 Index, 22.75% MSCI EAFE Index, and 23.15% Barclays Capital Aggregate Index.

Principal LifeTime 2040 Blended Index:

The index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2011 are 58.60% Russell 3000 Index, 25.80% MSCI EAFE Index, and 15.60% Barclays Capital Aggregate Index.

Principal LifeTime 2050 Blended Index:

The index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2011 are 60.70% Russell 3000 Index, 29.50% MSCI EAFE Index, and 9.80% Barclays Capital Aggregate Index.

Principal LifeTime Strategic Income Blended Index:

The index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund. The weightings as of March 31, 2011 are 18.00% Russell 3000 Index, 4.40% MSCI EAFE Index, and 77.60% Barclays Capital Aggregate Index.

Russell 1000® Growth Index:

The index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

The index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

The index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index:

The index measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Glossary

Russell 2000® Growth Index:

The index measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

The index measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

The index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

The index measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			Bond &
	Asset		Mortgage
	Allocation	Balanced	Securities
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$ 54,981	$ 49,325	$ 340,164
Foreign currency--at cost	$ 64	$ –	$ –
Assets
Investment in securities--at value	$ 55,550	$ 51,283	$ 343,763
Foreign currency--at value	64	–	–
Cash	210	39	117
Cash in joint trading account	65	325	3,995
Deposits with counterparty	543	4	–
Receivables:
Dividends and interest	233	198	2,646
Foreign currency contracts	74	–	–
Fund shares sold	2	2	30
Investment securities sold	675	23	15
Swap premiums paid	–	–	713
Unrealized gain on swap agreements	–	–	78
Total Assets	57,416	51,874	351,357
Liabilities
Accrued management and investment advisory fees	38	26	121
Accrued directors' expenses	–	–	1
Accrued other expenses	43	20	15
Payables:
Foreign currency contracts	25	–	–
Fund shares redeemed	2	15	123
Investment securities purchased	1,295	1,633	26,992
Swap premiums received	–	–	89
Unrealized loss on swap agreements	–	–	150
Variation margin on futures contracts	45	–	–
Total Liabilities	1,448	1,694	27,491
Net Assets Applicable to Outstanding Shares	$ 55,968	$ 50,180	$ 323,866

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 52,586	$ 57,617	$ 351,220
Accumulated undistributed (overdistributed) net investment income (loss)	1,392	982	11,809
Accumulated undistributed (overdistributed) net realized gain (loss)	1,389	(10,377)	(42,690)
Net unrealized appreciation (depreciation) of investments	552	1,958	3,527
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	49	–	–
Total Net Assets	$ 55,968	$ 50,180	$ 323,866
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 55,968	$ 50,180	$ 323,866
Shares issued and outstanding	4,797	3,621	28,538
Net Asset Value per share	$ 11.67	$ 13.86	$ 11.35

See accompanying notes.

41

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	Diversified		Diversified
	Balanced	Diversified	International
Amounts in thousands, except per share amounts	Account	Growth Account	Account
Investment in securities--at cost	$ –	$ –	$ 424,819
Investment in affiliated securities--at cost	$ 318,085	$ 727,301	$ –
Foreign currency--at cost	$ –	$ –	$ 503
Assets
Investment in securities--at value	$ –	$ –	$ 427,783
Investment in affiliated securities--at value	329,964	746,750	–
Foreign currency--at value	–	–	503
Cash	–	–	241
Cash in joint trading account	–	–	592
Receivables:
Dividends and interest	–	–	1,231
Fund shares sold	1,941	1,037	33
Investment securities sold	–	–	727
Prepaid expenses	–	–	1
Total Assets	331,905	747,787	431,111
Liabilities
Accrued management and investment advisory fees	14	31	304
Accrued distribution fees	68	153	–
Accrued custodian fees	–	–	198
Accrued directors' expenses	–	1	1
Payables:
Fund shares redeemed	–	–	55
Investment securities purchased	–	–	69
Total Liabilities	82	185	627
Net Assets Applicable to Outstanding Shares	$ 331,823	$ 747,602	$ 430,484

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 315,418	$ 719,473	$ 589,173
Accumulated undistributed (overdistributed) net investment income (loss)	4,496	8,585	9,162
Accumulated undistributed (overdistributed) net realized gain (loss)	30	95	(170,776)
Net unrealized appreciation (depreciation) of investments	11,879	19,449	2,964
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	–	–	(39)
Total Net Assets	$ 331,823	$ 747,602	$ 430,484
Capital Stock (par value: $.01 a share):
Shares authorized	50,000	100,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	N/A	N/A	$ 428,532
Shares issued and outstanding			38,520
Net Asset Value per share			$ 11.12
Class 2: Net Assets	$ 331,823	$ 747,602	$ 1,952
Shares issued and outstanding	29,365	65,973	175
Net Asset Value per share	$ 11.30	$ 11.33	$ 11.18

See accompanying notes.

42

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

		Government &
	Equity	High Quality
Amounts in thousands, except per share amounts	Income Account	Bond Account	Income Account
Investment in securities--at cost	$ 544,731	$ 446,836	$ 222,884
Assets
Investment in securities--at value	$ 642,997	$ 463,218	$ 237,794
Cash	51	–	333
Cash in joint trading account	4,842	5,549	3,386
Receivables:
Dividends and interest	2,598	1,867	2,891
Fund shares sold	28	140	3
Total Assets	650,516	470,774	244,407
Liabilities
Accrued management and investment advisory fees	260	194	103
Accrued distribution fees	5	–	1
Accrued directors' expenses	1	1	–
Accrued other expenses	6	4	2
Cash overdraft	–	52	–
Payables:
Fund shares redeemed	170	554	2
Investment securities purchased	210	14,890	–
Total Liabilities	652	15,695	108
Net Assets Applicable to Outstanding Shares	$ 649,864	$ 455,079	$ 244,299

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 649,520	$ 447,846	$ 223,340
Accumulated undistributed (overdistributed) net investment income (loss)	19,947	17,777	11,693
Accumulated undistributed (overdistributed) net realized gain (loss)	(117,869)	(26,926)	(5,644)
Net unrealized appreciation (depreciation) of investments	98,266	16,382	14,910
Total Net Assets	$ 649,864	$ 455,079	$ 244,299
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 624,366	$ 453,864	$ 239,939
Shares issued and outstanding	40,208	41,636	22,404
Net Asset Value per share	$ 15.53	$ 10.90	$ 10.71
Class 2: Net Assets	$ 25,498	$ 1,215	$ 4,360
Shares issued and outstanding	1,653	111	409
Net Asset Value per share	$ 15.43	$ 10.90	$ 10.66

See accompanying notes.

43

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	International
	Emerging	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Markets Account	Blend Account II	Growth Account
Investment in securities--at cost	$ 147,632	$ 144,340	$ 146,711
Foreign currency--at cost	$ 168	$ –	$ –
Assets
Investment in securities--at value	$ 143,494	$ 159,841	$ 179,895
Foreign currency--at value	168	–	–
Cash	228	323	10
Cash in joint trading account	383	1,210	2,223
Deposits with counterparty	–	500	–
Receivables:
Dividends and interest	112	239	61
Expense reimbursement from Manager	–	2	–
Foreign tax refund	39	–	–
Fund shares sold	26	10	51
Investment securities sold	92	232	–
Prepaid expenses	1	–	–
Total Assets	144,543	162,357	182,240
Liabilities
Accrued management and investment advisory fees	155	103	106
Accrued distribution fees	–	1	–
Accrued custodian fees	163	–	–
Accrued other expenses	–	15	2
Payables:
Fund shares redeemed	201	34	12
Investment securities purchased	213	248	–
Variation margin on futures contracts	–	17	–
Total Liabilities	732	418	120
Net Assets Applicable to Outstanding Shares	$ 143,811	$ 161,939	$ 182,120

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 166,795	$ 193,704	$ 209,727
Accumulated undistributed (overdistributed) net investment income (loss)	1,911	2,088	604
Accumulated undistributed (overdistributed) net realized gain (loss)	(20,748)	(49,439)	(61,395)
Net unrealized appreciation (depreciation) of investments	(4,138)	15,586	33,184
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(9)	–	–
Total Net Assets	$ 143,811	$ 161,939	$ 182,120
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 143,811	$ 161,200	$ 181,559
Shares issued and outstanding	10,000	23,519	12,539
Net Asset Value per share	$ 14.38	$ 6.85	$ 14.48
Class 2: Net Assets	N/A	$ 739	$ 561
Shares issued and outstanding		108	39
Net Asset Value per share		$ 6.88	$ 14.43

See accompanying notes.

44

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	LargeCap	LargeCap
	Growth	S&P 500	LargeCap
Amounts in thousands, except per share amounts	Account I	Index Account	Value Account
Investment in securities--at cost	$ 189,663	$ 553,404	$ 187,335
Assets
Investment in securities--at value	$ 225,590	$ 585,085	$ 198,814
Cash	836	152	28
Cash in joint trading account	1,533	6,203	651
Deposits with counterparty	730	–	–
Receivables:
Dividends and interest	143	856	248
Expense reimbursement from Manager	3	–	–
Fund shares sold	61	1,280	39
Investment securities sold	170	–	–
Total Assets	229,066	593,576	199,780
Liabilities
Accrued management and investment advisory fees	149	124	101
Accrued custodian fees	–	19	–
Accrued directors' expenses	1	–	–
Accrued other expenses	15	2	3
Payables:
Fund shares redeemed	35	24	10
Investment securities purchased	94	–	–
Variation margin on futures contracts	23	70	6
Total Liabilities	317	239	120
Net Assets Applicable to Outstanding Shares	$ 228,749	$ 593,337	$ 199,660

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 208,031	$ 557,617	$ 235,428
Accumulated undistributed (overdistributed) net investment income (loss)	182	8,590	2,778
Accumulated undistributed (overdistributed) net realized gain (loss)	(15,496)	(4,526)	(50,018)
Net unrealized appreciation (depreciation) of investments	36,032	31,656	11,472
Total Net Assets	$ 228,749	$ 593,337	$ 199,660
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 228,749	$ 593,337	$ 199,660
Shares issued and outstanding	10,741	65,522	8,251
Net Asset Value per share	$ 21.30	$ 9.06	$ 24.20

See accompanying notes.

45

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			Principal Capital
	MidCap	Money Market	Appreciation
Amounts in thousands, except per share amounts	Blend Account	Account	Account
Investment in securities--at cost	$ 464,073	$ 324,634	$ 108,334
Assets
Investment in securities--at value	$ 541,971	$ 324,634	$ 146,729
Cash	38	15	12
Cash in joint trading account	1,968	–	1,397
Receivables:
Dividends and interest	326	17	236
Expense reimbursement from Manager	–	48	–
Fund shares sold	114	367	2
Investment securities sold	805	–	182
Total Assets	545,222	325,081	148,558
Liabilities
Accrued management and investment advisory fees	248	120	78
Accrued distribution fees	2	–	1
Accrued directors' expenses	2	1	–
Accrued other expenses	7	5	7
Payables:
Fund shares redeemed	127	334	22
Investment securities purchased	2,355	–	150
Total Liabilities	2,741	460	258
Net Assets Applicable to Outstanding Shares	$ 542,481	$ 324,621	$ 148,300

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 455,409	$ 324,631	$ 106,668
Accumulated undistributed (overdistributed) net investment income (loss)	665	–	1,768
Accumulated undistributed (overdistributed) net realized gain (loss)	8,509	(10)	1,469
Net unrealized appreciation (depreciation) of investments	77,898	–	38,395
Total Net Assets	$ 542,481	$ 324,621	$ 148,300
Capital Stock (par value: $.01 a share):
Shares authorized	105,000	1,500,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 531,255	$ 322,844	$ 142,828
Shares issued and outstanding	13,113	322,854	6,686
Net Asset Value per share	$ 40.51	$ 1.00	$ 21.36
Class 2: Net Assets	$ 11,226	$ 1,777	$ 5,472
Shares issued and outstanding	278	1,777	258
Net Asset Value per share	$ 40.39	$ 1.00	$ 21.23

See accompanying notes.

46

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	Principal	Principal	Principal
	LifeTime 2010	LifeTime 2020	LifeTime 2030
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated securities--at cost	$ 48,101	$ 204,139	$ 77,297
Assets
Investment in affiliated securities--at value	$ 47,448	$ 192,420	$ 79,454
Receivables:
Fund shares sold	4	12	230
Total Assets	47,452	192,432	79,684
Liabilities
Accrued management and investment advisory fees	1	6	2
Accrued directors' expenses	–	1	–
Payables:
Fund shares redeemed	16	16	36
Total Liabilities	17	23	38
Net Assets Applicable to Outstanding Shares	$ 47,435	$ 192,409	$ 79,646

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 53,989	$ 221,274	$ 77,107
Accumulated undistributed (overdistributed) net investment income (loss)	890	3,499	1,418
Accumulated undistributed (overdistributed) net realized gain (loss)	(6,791)	(20,645)	(1,036)
Net unrealized appreciation (depreciation) of investments	(653)	(11,719)	2,157
Total Net Assets	$ 47,435	$ 192,409	$ 79,646
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 47,435	$ 192,409	$ 79,646
Shares issued and outstanding	4,579	18,087	7,488
Net Asset Value per share	$ 10.36	$ 10.64	$ 10.64

See accompanying notes.

47

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			Principal
	Principal	Principal	LifeTime
	LifeTime 2040	LifeTime 2050	Strategic Income
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated securities--at cost	$ 23,572	$ 13,753	$ 29,296
Assets
Investment in affiliated securities--at value	$ 22,105	$ 12,822	$ 29,590
Receivables:
Fund shares sold	6	2	9
Total Assets	22,111	12,824	29,599
Liabilities
Accrued management and investment advisory fees	1	–	1
Payables:
Fund shares redeemed	–	2	24
Total Liabilities	1	2	25
Net Assets Applicable to Outstanding Shares	$ 22,110	$ 12,822	$ 29,574

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 25,183	$ 14,661	$ 31,606
Accumulated undistributed (overdistributed) net investment income (loss)	377	212	572
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,983)	(1,120)	(2,898)
Net unrealized appreciation (depreciation) of investments	(1,467)	(931)	294
Total Net Assets	$ 22,110	$ 12,822	$ 29,574
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 22,110	$ 12,822	$ 29,574
Shares issued and outstanding	2,051	1,205	2,886
Net Asset Value per share	$ 10.78	$ 10.64	$ 10.25

See accompanying notes.

48

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			SAM
	Real Estate	SAM	Conservative
	Securities	Balanced	Balanced
Amounts in thousands, except per share amounts	Account	Portfolio	Portfolio
Investment in securities--at cost	$ 109,037	$ –	$ –
Investment in affiliated securities--at cost	$ –	$ 781,165	$ 174,808
Assets
Investment in securities--at value	$ 140,099	$ –	$ –
Investment in affiliated securities--at value	–	876,478	192,921
Cash	10	–	–
Cash in joint trading account	132	–	–
Receivables:
Dividends and interest	537	211	56
Fund shares sold	12	22	11
Total Assets	140,790	876,711	192,988
Liabilities
Accrued management and investment advisory fees	104	175	38
Accrued distribution fees	–	20	3
Accrued directors' expenses	–	3	1
Accrued other expenses	3	1	–
Payables:
Fund shares redeemed	56	152	5
Investment securities purchased	24	–	–
Total Liabilities	187	351	47
Net Assets Applicable to Outstanding Shares	$ 140,603	$ 876,360	$ 192,941

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 141,757	$ 782,232	$ 175,950
Accumulated undistributed (overdistributed) net investment income (loss)	1,760	5,974	1,642
Accumulated undistributed (overdistributed) net realized gain (loss)	(33,976)	(7,159)	(2,764)
Net unrealized appreciation (depreciation) of investments	31,062	95,313	18,113
Total Net Assets	$ 140,603	$ 876,360	$ 192,941
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 140,316	$ 781,873	$ 177,476
Shares issued and outstanding	9,749	52,967	15,474
Net Asset Value per share	$ 14.39	$ 14.76	$ 11.47
Class 2: Net Assets	$ 287	$ 94,487	$ 15,465
Shares issued and outstanding	20	6,446	1,359
Net Asset Value per share	$ 14.46	$ 14.66	$ 11.38

See accompanying notes.

49

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	SAM
	Conservative	SAM Flexible	SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio	Income Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 190,612	$ 186,763	$ 136,564
Assets
Investment in affiliated securities--at value	$ 210,729	$ 206,598	$ 148,620
Receivables:
Dividends and interest	33	63	–
Fund shares sold	33	4	115
Total Assets	210,795	206,665	148,735
Liabilities
Accrued management and investment advisory fees	41	41	30
Accrued distribution fees	17	4	14
Accrued directors' expenses	1	1	–
Payables:
Fund shares redeemed	102	779	46
Total Liabilities	161	825	90
Net Assets Applicable to Outstanding Shares	$ 210,634	$ 205,840	$ 148,645

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 205,759	$ 186,408	$ 145,822
Accumulated undistributed (overdistributed) net investment income (loss)	795	2,458	206
Accumulated undistributed (overdistributed) net realized gain (loss)	(16,037)	(2,861)	(9,439)
Net unrealized appreciation (depreciation) of investments	20,117	19,835	12,056
Total Net Assets	$ 210,634	$ 205,840	$ 148,645
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 132,387	$ 187,458	$ 83,738
Shares issued and outstanding	8,829	15,092	5,148
Net Asset Value per share	$ 14.99	$ 12.42	$ 16.26
Class 2: Net Assets	$ 78,247	$ 18,382	$ 64,907
Shares issued and outstanding	5,262	1,490	4,019
Net Asset Value per share	$ 14.87	$ 12.34	$ 16.15

See accompanying notes.

50

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			SmallCap
	Short-Term	SmallCap	Growth
Amounts in thousands, except per share amounts	Income Account	Blend Account	Account II
Investment in securities--at cost	$ 224,880	$ 40,816	$ 43,512
Assets
Investment in securities--at value	$ 224,911	$ 46,501	$ 48,382
Cash	409	19	102
Cash in joint trading account	3,054	598	1,330
Deposits with counterparty	–	48	600
Receivables:
Dividends and interest	1,707	34	11
Expense reimbursement from Manager	2	–	1
Fund shares sold	22	9	7
Investment securities sold	1	–	79
Variation margin on futures contracts	–	2	12
Total Assets	230,106	47,211	50,524
Liabilities
Accrued management and investment advisory fees	96	34	43
Accrued custodian fees	–	8	18
Accrued other expenses	5	–	–
Payables:
Fund shares redeemed	104	11	16
Investment securities purchased	–	–	169
Variation margin on futures contracts	34	3	29
Total Liabilities	239	56	275
Net Assets Applicable to Outstanding Shares	$ 229,867	$ 47,155	$ 50,249

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 246,220	$ 54,594	$ 76,321
Accumulated undistributed (overdistributed) net investment income (loss)	5,496	–	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(21,777)	(13,141)	(31,047)
Net unrealized appreciation (depreciation) of investments	(72)	5,702	4,975
Total Net Assets	$ 229,867	$ 47,155	$ 50,249
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	100,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 228,351	$ 47,155	$ 47,596
Shares issued and outstanding	89,902	5,781	4,457
Net Asset Value per share	$ 2.54	$ 8.16	$ 10.68
Class 2: Net Assets	$ 1,516	N/A	$ 2,653
Shares issued and outstanding	599		252
Net Asset Value per share	$ 2.53		$ 10.54

See accompanying notes.

51

STATEMENT OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

		SmallCap
Amounts in thousands, except per share amounts		Value Account I
Investment in securities--at cost		$ 93,121
Assets
Investment in securities--at value		$ 98,561
Cash		286
Cash in joint trading account		1,030
Deposits with counterparty		650
Receivables:
Dividends and interest		240
Expense reimbursement from Manager		3
Fund shares sold		17
Investment securities sold		40
Variation margin on futures contracts		11
	Total Assets	100,838
Liabilities
Accrued management and investment advisory fees		93
Accrued custodian fees		25
Payables:
Fund shares redeemed		38
Investment securities purchased		241
Variation margin on futures contracts		26
	Total Liabilities	423
Net Assets Applicable to Outstanding Shares		$ 100,415

Net Assets Consist of:
Capital Shares and additional paid-in-capital		$ 115,399
Accumulated undistributed (overdistributed) net investment income (loss)		819
Accumulated undistributed (overdistributed) net realized gain (loss)		(21,336)
Net unrealized appreciation (depreciation) of investments		5,533
	Total Net Assets	$ 100,415
Capital Stock (par value: $.01 a share):
Shares authorized		300,000
Net Asset Value Per Share:
Class 1: Net Assets		$ 100,321
Shares issued and outstanding		7,703
Net Asset Value per share		$ 13.02
Class 2: Net Assets		$ 94
Shares issued and outstanding		7
Net Asset Value per share		$ 12.99

See accompanying notes.

52

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Asset		Bond & Mortgage
Amounts in thousands	Allocation Account	Balanced Account	Securities Account
Net Investment Income (Loss)
Income:
Dividends	$ 768	$ 598	$ –
Withholding tax	(30)	(8)	(1)
Interest	815	834	14,716
Total Income	1,553	1,424	14,715
Expenses:
Management and investment advisory fees	478	324	1,471
Custodian fees	53	25	20
Directors' expenses	4	4	11
Professional fees	4	4	3
Other expenses	1	–	2
Total Expenses	540	357	1,507
Net Investment Income (Loss)	1,013	1,067	13,208

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	3,004	3,665	(4,898)
Foreign currency transactions	408	–	–
Futures contracts	(321)	8	47
Short sales	3	–	–
Swap agreements	–	–	(751)
Change in unrealized appreciation/depreciation of:
Investments	(2,744)	(2,495)	15,184
Futures contracts	(61)	(4)	–
Swap agreements	–	–	238
Translation of assets and liabilities in foreign currencies	(16)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	273	1,174	9,820
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,286	$ 2,241	$ 23,028

See accompanying notes.

53

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

			Diversified
	Diversified	Diversified	International
Amounts in thousands	Balanced Account	Growth Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 5,235	$ 10,238	$ –
Dividends	–	–	17,054
Withholding tax	–	–	(1,826)
Interest	–	–	2
Total Income	5,235	10,238	15,230
Expenses:
Management and investment advisory fees	121	271	4,102
Distribution Fees - Class 2	603	1,356	6
Custodian fees	–	–	270
Directors' expenses	9	18	13
Professional fees	3	3	25
Other expenses	2	4	3
Total Expenses	738	1,652	4,419
Net Investment Income (Loss)	4,497	8,586	10,811

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	–	24,837
Investment transactions in affiliated securities	30	98	–
Foreign currency transactions	–	–	(226)
Change in unrealized appreciation/depreciation of:
Investments	–	–	(89,996)
Investments in affiliated securities	4,090	223	–
Translation of assets and liabilities in foreign currencies	–	–	(54)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	4,120	321	(65,439)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 8,617	$ 8,907	$ (54,628)

See accompanying notes.

54

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

		Government &
	Equity	High Quality
Amounts in thousands	Income Account	Bond Account	Income Account
Net Investment Income (Loss)
Income:
Dividends	$ 24,160	$ –	$ –
Withholding tax	(619)	–	–
Interest	24	18,693	13,886
Total Income	23,565	18,693	13,886
Expenses:
Management and investment advisory fees	3,006	2,381	1,184
Distribution Fees - Class 2	69	3	12
Custodian fees	–	7	4
Directors' expenses	10	10	3
Professional fees	4	9	3
Other expenses	3	2	–
Total Expenses	3,092	2,412	1,206
Net Investment Income (Loss)	20,473	16,281	12,680

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(7,276)	5,787	(837)
Foreign currency transactions	–	–	(1)
Change in unrealized appreciation/depreciation of:
Investments	10,685	6,465	2,520
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	3,409	12,252	1,682
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 23,882	$ 28,533	$ 14,362

See accompanying notes.

55

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	International
	Emerging	LargeCap	LargeCap
Amounts in thousands	Markets Account	Blend Account II	Growth Account
Net Investment Income (Loss)
Income:
Dividends	$ 5,360	$ 3,393	$ 1,968
Withholding tax	(587)	(21)	(2)
Interest	–	3	2
Total Income	4,773	3,375	1,968
Expenses:
Management and investment advisory fees	2,155	1,292	1,350
Distribution Fees - Class 2	N/A	2	2
Custodian fees	229	20	3
Directors' expenses	6	8	5
Professional fees	24	3	3
Other expenses	4	5	1
Total Gross Expenses	2,418	1,330	1,364
Less: Reimbursement from Manager	–	31	–
Total Net Expenses	2,418	1,299	1,364
Net Investment Income (Loss)	2,355	2,076	604

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	8,008	9,770	11,065
Foreign currency transactions	(319)	–	–
Futures contracts	–	235	–
Change in unrealized appreciation/depreciation of:
Investments	(41,501)	(11,676)	(19,958)
Futures contracts	–	(3)	–
Translation of assets and liabilities in foreign currencies	(19)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(33,831)	(1,674)	(8,893)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (31,476)	$ 402	$ (8,289)

See accompanying notes.

56

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	LargeCap	LargeCap S&P 500	LargeCap
Amounts in thousands	Growth Account I	Index Account	Value Account
Net Investment Income (Loss)
Income:
Dividends	$ 2,067	$ 9,801	$ 3,866
Withholding tax	(14)	–	–
Interest	3	10	2
Total Income	2,056	9,811	3,868
Expenses:
Management and investment advisory fees	1,875	1,190	1,174
Custodian fees	26	31	6
Directors' expenses	9	6	7
Professional fees	3	3	3
Other expenses	2	6	1
Total Gross Expenses	1,915	1,236	1,191
Less: Reimbursement from Manager	39	–	–
Total Net Expenses	1,876	1,236	1,191
Net Investment Income (Loss)	180	8,575	2,677

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	23,252	1,605	5,228
Futures contracts	633	(469)	287
Change in unrealized appreciation/depreciation of:
Investments	(24,393)	(1,295)	(9,260)
Futures contracts	25	(74)	(8)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(483)	(233)	(3,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (303)	$ 8,342	$ (1,076)

See accompanying notes.

57

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

			Principal Capital
	MidCap	Money Market	Appreciation
Amounts in thousands	Blend Account	Account	Account
Net Investment Income (Loss)
Income:
Dividends	$ 6,323	$ –	$ 2,703
Withholding tax	(75)	–	(16)
Interest	2	810	3
Total Income	6,250	810	2,690
Expenses:
Management and investment advisory fees	3,030	1,393	972
Distribution Fees - Class 2	29	5	15
Custodian fees	7	5	11
Directors' expenses	17	11	3
Professional fees	9	3	3
Other expenses	4	2	–
Total Gross Expenses	3,096	1,419	1,004
Less: Reimbursement from Manager - Class 1	–	600	–
Less: Reimbursement from Manager - Class 2	–	4	–
Less: Reimbursement from Distributor - Class 2	–	5	–
Total Net Expenses	3,096	810	1,004
Net Investment Income (Loss)	3,154	–	1,686

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	51,106	1	1,909
Foreign currency transactions	(2)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(8,494)	–	(3,473)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	42,610	1	(1,564)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 45,764	$ 1	$ 122

See accompanying notes.

58

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Account	2020 Account	2030 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 912	$ 3,573	$ 1,451
Total Income	912	3,573	1,451
Expenses:
Management and investment advisory fees	15	60	25
Directors' expenses	4	8	5
Professional fees	3	3	3
Other expenses	–	2	–
Total Expenses	22	73	33
Net Investment Income (Loss)	890	3,500	1,418

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(470)	10	336
Capital gain distribution received from affiliated securities	124	664	288
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	127	(6,214)	(3,950)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(219)	(5,540)	(3,326)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 671	$ (2,040)	$ (1,908)

See accompanying notes.

59

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

			Principal
	Principal LifeTime	Principal LifeTime	LifeTime Strategic
Amounts in thousands	2040 Account	2050 Account	Income Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 389	$ 221	$ 587
Total Income	389	221	587
Expenses:
Management and investment advisory fees	7	4	9
Directors' expenses	3	2	3
Professional fees	2	3	3
Total Expenses	12	9	15
Net Investment Income (Loss)	377	212	572

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	37	57	3
Capital gain distribution received from affiliated securities	85	52	57
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	(1,265)	(875)	368
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(1,143)	(766)	428
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (766)	$ (554)	$ 1,000

See accompanying notes.

60

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Real Estate	SAM	SAM Conservative
Amounts in thousands	Securities Account	Balanced Portfolio	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 8,370	$ 2,145
Dividends	2,295	–	–
Total Income	2,295	8,370	2,145
Expenses:
Management and investment advisory fees	1,269	2,100	450
Distribution Fees - Class 2	1	253	39
Custodian fees	5	–	–
Directors' expenses	6	26	8
Professional fees	2	3	3
Other expenses	1	7	2
Total Expenses	1,284	2,389	502
Net Investment Income (Loss)	1,011	5,981	1,643

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	7,526	–	–
Investment transactions in affiliated securities	–	11,681	2,119
Capital gain distribution received from affiliated securities	–	5,147	928
Change in unrealized appreciation/depreciation of:
Investments	3,807	–	–
Investments in affiliated securities	–	(13,726)	(329)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	11,333	3,102	2,718
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 12,344	$ 9,083	$ 4,361

See accompanying notes.

61

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	SAM Conservative	SAM Flexible	SAM Strategic
Amounts in thousands	Growth Portfolio	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 1,523	$ 2,992	$ 741
Total Income	1,523	2,992	741
Expenses:
Management and investment advisory fees	508	473	352
Distribution Fees - Class 2	206	48	172
Directors' expenses	9	9	7
Professional fees	3	3	3
Other expenses	1	1	1
Total Expenses	727	534	535
Net Investment Income (Loss)	796	2,458	206

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	3,913	3,180	2,037
Capital gain distribution received from affiliated securities	1,671	819	1,257
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	(7,324)	277	(6,554)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(1,740)	4,276	(3,260)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (944)	$ 6,734	$ (3,054)

See accompanying notes.

62

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Short-Term	SmallCap	SmallCap
Amounts in thousands	Income Account	Blend Account	Growth Account II
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 409	$ 167
Withholding tax	–	–	(1)
Interest	6,617	1	3
Total Income	6,617	410	169
Expenses:
Management and investment advisory fees	1,148	439	569
Distribution Fees - Class 2	4	N/A	7
Custodian fees	7	11	27
Directors' expenses	8	4	4
Professional fees	7	3	3
Other expenses	2	–	1
Total Gross Expenses	1,176	457	611
Less: Reimbursement from Manager	–	–	11
Less: Reimbursement from Manager - Class 1	23	–	–
Total Net Expenses	1,153	457	600
Net Investment Income (Loss)	5,464	(47)	(431)

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	1,807	5,978	7,525
Futures contracts	(1,330)	12	(40)
Change in unrealized appreciation/depreciation of:
Investments	(2,796)	(6,554)	(9,378)
Futures contracts	(451)	2	17
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(2,770)	(562)	(1,876)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,694	$ (609)	$ (2,307)

See accompanying notes.

63

STATEMENT OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. Year Ended December 31, 2011

SmallCap
Amounts in thousands	Value Account I
Net Investment Income (Loss)
Income:
Dividends	$ 1,800
Withholding tax	(1)
Interest	3
Total Income	1,802
Expenses:
Management and investment advisory fees	1,171
Distribution Fees - Class 2	1
Custodian fees	50
Directors' expenses	6
Professional fees	3
Other expenses	1
Total Gross Expenses	1,232
Less: Reimbursement from Manager	21
Less: Reimbursement from Manager - Class 1	152
Total Net Expenses	1,059
Net Investment Income (Loss)	743

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies
Net realized gain (loss) from:
Investment transactions	11,511
Futures contracts	(154)
Change in unrealized appreciation/depreciation of:
Investments	(15,315)
Futures contracts	52
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign currencies	(3,906)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (3,163)

See accompanying notes.

64

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Asset Allocation Account		Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 1,013	$ 968	$ 1,067	$ 1,286
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,094	2,603	3,673	3,059
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(2,821)	1,839	(2,499)	2,817
Net Increase (Decrease) in Net Assets Resulting from Operations	1,286	5,410	2,241	7,162

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,212)	(1,535)	(1,236)	(1,548)
From net realized gain on investments:
Class 1	(3,241)	–	–	–
Total Dividends and Distributions	(4,453)	(1,535)	(1,236)	(1,548)

Capital Share Transactions
Shares sold:
Class 1	1,758	2,839	1,700	3,971
Shares issued in reinvestment of dividends and distributions:
Class 1	4,453	1,535	1,236	1,548
Shares redeemed:
Class 1	(10,332)	(11,549)	(10,335)	(12,706)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,121)	(7,175)	(7,399)	(7,187)
Total Increase (Decrease)	(7,288)	(3,300)	(6,394)	(1,573)

Net Assets
Beginning of period	63,256	66,556	56,574	58,147
End of period (including undistributed net investment income as set forth below)	$ 55,968	$ 63,256	$ 50,180	$ 56,574
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,392	$ 1,141	$ 982	$ 1,205

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	147	242	123	307
Shares issued in reinvestment of dividends and distributions:
Class 1	376	138	88	128
Shares redeemed:
Class 1	(859)	(995)	(745)	(995)
Net Increase (Decrease)	(336)	(615)	(534)	(560)

See accompanying notes.

65

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Bond & Mortgage
Amounts in thousands	Securities Account		Diversified Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 13,208	$ 15,123	$ 4,497	$ 2,406
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(5,602)	3,556	30	2
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	15,422	18,578	4,090	7,789
Net Increase (Decrease) in Net Assets Resulting from Operations	23,028	37,257	8,617	10,197

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(320)	(18,090)	N/A	N/A
Class 2	N/A	N/A	(2,407)	–
From net realized gain on investments:
Class 2	N/A	N/A	(2)	–
Total Dividends and Distributions	(320)	(18,090)	(2,409)	–

Capital Share Transactions
Shares sold:
Class 1	23,137	28,574	N/A	N/A
Class 2	N/A	N/A	158,969	161,315
Shares issued in reinvestment of dividends and distributions:
Class 1	320	18,090	N/A	N/A
Class 2	N/A	N/A	2,409	–
Shares redeemed:
Class 1	(63,034)	(59,060)	N/A	N/A
Class 2	N/A	N/A	(5,419)	(1,866)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(39,577)	(12,396)	155,959	159,449
Total Increase (Decrease)	(16,869)	6,771	162,167	169,646

Net Assets
Beginning of period	340,735	333,964	169,656	10
End of period (including undistributed net investment income as set forth below)	$ 323,866	$ 340,735	$ 331,823	$ 169,656
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 11,809	$ 28	$ 4,496	$ 2,406

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,097	2,673	N/A	N/A
Class 2	N/A	N/A	14,235	15,588
Shares issued in reinvestment of dividends and distributions:
Class 1	29	1,730	N/A	N/A
Class 2	N/A	N/A	213	–
Shares redeemed:
Class 1	(5,715)	(5,540)	N/A	N/A
Class 2	N/A	N/A	(484)	(188)
Net Increase (Decrease)	(3,589)	(1,137)	13,964	15,400

See accompanying notes.

66

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Diversified
Amounts in thousands	Diversified Growth Account		International Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 8,586	$ 4,275	$ 10,811	$ 6,303
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	98	6	24,611	22,729
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	223	19,226	(90,050)	40,241
Net Increase (Decrease) in Net Assets Resulting from Operations	8,907	23,507	(54,628)	69,273

Dividends and Distributions to Shareholders
From net investment income:
Class 1	N/A	N/A	(914)	(7,285)
Class 2	(4,276)	–	(3)	(28)
From net realized gain on investments:
Class 2	(9)	–	–	–
Total Dividends and Distributions	(4,285)	–	(917)	(7,313)

Capital Share Transactions
Shares sold:
Class 1	N/A	N/A	18,121	68,379
Class 2	419,534	300,874	140	198
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	94,569
Shares issued in reinvestment of dividends and distributions:
Class 1	N/A	N/A	914	7,285
Class 2	4,285	–	3	28
Shares redeemed:
Class 1	N/A	N/A	(67,753)	(63,568)
Class 2	(4,764)	(466)	(407)	(443)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	419,055	300,408	(48,982)	106,448
Total Increase (Decrease)	423,677	323,915	(104,527)	168,408

Net Assets
Beginning of period	323,925	10	535,011	366,603
End of period (including undistributed net investment income as set forth below)	$ 747,602	$ 323,925	$ 430,484	$ 535,011
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 8,585	$ 4,275	$ 9,162	$ (1,120)

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	N/A	N/A	1,492	6,003
Class 2	37,016	29,039	12	18
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	9,081
Shares issued in reinvestment of dividends and distributions:
Class 1	N/A	N/A	71	601
Class 2	373	–	–	2
Shares redeemed:
Class 1	N/A	N/A	(5,516)	(5,621)
Class 2	(414)	(42)	(32)	(39)
Net Increase (Decrease)	36,975	28,997	(3,973)	10,045

See accompanying notes.

67

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Government & High Quality
Amounts in thousands	Equity Income Account		Bond Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 20,473	$ 15,332	$ 16,281	$ 13,086
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(7,276)	1,785	5,787	5,246
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	10,685	54,950	6,465	(3,287)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,882	72,067	28,533	15,045

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,229)	(15,952)	(858)	(15,011)
Class 2	(134)	(839)	(2)	(47)
From net realized gain on investments:
Class 1	–	–	(500)	–
Class 2	–	–	(1)	–
Total Dividends and Distributions	(3,363)	(16,791)	(1,361)	(15,058)

Capital Share Transactions
Shares sold:
Class 1	19,503	120,327	34,145	48,433
Class 2	577	778	71	27
Shares issued in acquisition:
Class 1	146,104	N/A	N/A	247,636
Shares issued in reinvestment of dividends and distributions:
Class 1	3,229	15,952	1,358	15,011
Class 2	134	839	3	47
Shares redeemed:
Class 1	(102,470)	(42,349)	(97,789)	(55,767)
Class 2	(5,782)	(6,560)	(386)	(333)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	61,295	88,987	(62,598)	255,054
Total Increase (Decrease)	81,814	144,263	(35,426)	255,041

Net Assets
Beginning of period	568,050	423,787	490,505	235,464
End of period (including undistributed net investment income as set forth below)	$ 649,864	$ 568,050	$ 455,079	$ 490,505
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 19,947	$ 2,900	$ 17,777	$ 722

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,319	8,507	3,233	4,647
Class 2	38	57	7	2
Shares issued in acquisition:
Class 1	9,044	N/A	N/A	23,467
Shares issued in reinvestment of dividends and distributions:
Class 1	208	1,119	129	1,472
Class 2	9	59	–	5
Shares redeemed:
Class 1	(6,765)	(3,096)	(9,232)	(5,297)
Class 2	(384)	(480)	(37)	(32)
Net Increase (Decrease)	3,469	6,166	(5,900)	24,264

See accompanying notes.

68

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			International Emerging
Amounts in thousands	Income Account		Markets Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 12,680	$ 12,383	$ 2,355	$ 1,478
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(838)	(1,096)	7,689	24,745
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	2,520	5,909	(41,520)	2,819
Net Increase (Decrease) in Net Assets Resulting from Operations	14,362	17,196	(31,476)	29,042

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(925)	(14,373)	(89)	(1,259)
Class 2	(18)	(329)	N/A	N/A
Total Dividends and Distributions	(943)	(14,702)	(89)	(1,259)

Capital Share Transactions
Shares sold:
Class 1	17,766	36,578	16,246	21,051
Class 2	442	314	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	925	14,373	89	1,259
Class 2	18	329	N/A	N/A
Shares redeemed:
Class 1	(17,027)	(24,629)	(34,007)	(27,553)
Class 2	(1,493)	(1,894)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	631	25,071	(17,672)	(5,243)
Total Increase (Decrease)	14,050	27,565	(49,237)	22,540

Net Assets
Beginning of period	230,249	202,684	193,048	170,508
End of period (including undistributed net investment income as set forth below)	$ 244,299	$ 230,249	$ 143,811	$ 193,048
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 11,693	$ (255)	$ 1,911	$ (54)

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,698	3,488	988	1,338
Class 2	43	31	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	88	1,436	5	78
Class 2	2	33	N/A	N/A
Shares redeemed:
Class 1	(1,628)	(2,370)	(2,021)	(1,863)
Class 2	(145)	(184)	N/A	N/A
Net Increase (Decrease)	58	2,434	(1,028)	(447)

See accompanying notes.

69

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Blend Account II		LargeCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 2,076	$ 2,041	$ 604	$ 87
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	10,005	6,088	11,065	27,733
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(11,679)	14,200	(19,958)	9,573
Net Increase (Decrease) in Net Assets Resulting from Operations	402	22,329	(8,289)	37,393

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(52)	(4,320)	–	(123)
Class 2	–	(16)	–	–
Total Dividends and Distributions	(52)	(4,336)	–	(123)

Capital Share Transactions
Shares sold:
Class 1	7,029	8,711	13,352	15,882
Class 2	46	80	51	72
Shares issued in reinvestment of dividends and distributions:
Class 1	52	4,320	–	123
Class 2	–	16	–	–
Shares redeemed:
Class 1	(28,282)	(32,377)	(30,646)	(87,726)
Class 2	(153)	(163)	(153)	(121)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,308)	(19,413)	(17,396)	(71,770)
Total Increase (Decrease)	(20,958)	(1,420)	(25,685)	(34,500)

Net Assets
Beginning of period	182,897	184,317	207,805	242,305
End of period (including undistributed net investment income as set forth below)	$ 161,939	$ 182,897	$ 182,120	$ 207,805
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,088	$ 64	$ 604	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,071	1,433	884	1,201
Class 2	7	13	3	5
Shares issued in reinvestment of dividends and distributions:
Class 1	7	683	–	8
Class 2	–	3	–	–
Shares redeemed:
Class 1	(4,078)	(5,124)	(2,041)	(6,420)
Class 2	(22)	(26)	(10)	(9)
Net Increase (Decrease)	(3,015)	(3,018)	(1,164)	(5,215)

See accompanying notes.

70

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			LargeCap S&P 500
Amounts in thousands	LargeCap Growth Account I		Index Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 180	$ 161	$ 8,575	$ 3,902
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	23,885	23,421	1,136	2,166
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(24,368)	18,372	(1,369)	34,176
Net Increase (Decrease) in Net Assets Resulting from Operations	(303)	41,954	8,342	40,244

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(307)	(224)	(4,234)
Total Dividends and Distributions	–	(307)	(224)	(4,234)

Capital Share Transactions
Shares sold:
Class 1	18,046	25,005	293,485	227,244
Shares issued in reinvestment of dividends and distributions:
Class 1	–	307	224	4,234
Shares redeemed:
Class 1	(40,937)	(36,969)	(61,070)	(31,174)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,891)	(11,657)	232,639	200,304
Total Increase (Decrease)	(23,194)	29,990	240,757	236,314

Net Assets
Beginning of period	251,943	221,953	352,580	116,266
End of period (including undistributed net investment income as set forth below)	$ 228,749	$ 251,943	$ 593,337	$ 352,580
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 182	$ –	$ 8,590	$ 238

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	827	1,360	32,597	28,121
Shares issued in reinvestment of dividends and distributions:
Class 1	–	16	24	492
Shares redeemed:
Class 1	(1,874)	(1,995)	(6,688)	(3,785)
Net Increase (Decrease)	(1,047)	(619)	25,933	24,828

See accompanying notes.

71

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Value Account		MidCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 2,677	$ 2,159	$ 3,154	$ 6,157
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	5,515	3,761	51,104	24,754
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(9,268)	14,810	(8,494)	80,219
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,076)	20,730	45,764	111,130

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(2,798)	–	(11,536)
Class 2	N/A	N/A	–	(240)
From net realized gain on investments:
Class 1	–	–	(6,507)	–
Class 2	N/A	N/A	(135)	–
Total Dividends and Distributions	–	(2,798)	(6,642)	(11,776)

Capital Share Transactions
Shares sold:
Class 1	62,241	14,407	25,578	17,911
Class 2	N/A	N/A	507	646
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	136,485
Shares issued in reinvestment of dividends and distributions:
Class 1	–	2,798	6,507	11,536
Class 2	N/A	N/A	135	240
Shares redeemed:
Class 1	(26,454)	(25,017)	(90,792)	(90,821)
Class 2	N/A	N/A	(1,492)	(1,596)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	35,787	(7,812)	(59,557)	74,401
Total Increase (Decrease)	34,711	10,120	(20,435)	173,755

Net Assets
Beginning of period	164,949	154,829	562,916	389,161
End of period (including undistributed net investment income as set forth below)	$ 199,660	$ 164,949	$ 542,481	$ 562,916
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,778	$ 66	$ 665	$ (3,857)

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,440	651	651	531
Class 2	N/A	N/A	13	20
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	4,270
Shares issued in reinvestment of dividends and distributions:
Class 1	–	123	157	324
Class 2	N/A	N/A	3	7
Shares redeemed:
Class 1	(1,084)	(1,136)	(2,274)	(2,677)
Class 2	N/A	N/A	(38)	(47)
Net Increase (Decrease)	1,356	(362)	(1,488)	2,428

See accompanying notes.

72

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Principal Capital
Amounts in thousands	Money Market Account		Appreciation Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ –	$ –	$ 1,686	$ 1,946
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	1	291	1,909	3,954
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	–	–	(3,473)	12,839
Net Increase (Decrease) in Net Assets Resulting from Operations	1	291	122	18,739

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	–	(2,082)
Class 2	–	–	–	(86)
From net realized gain on investments:
Class 1	–	–	(999)	(2,609)
Class 2	–	–	(42)	(121)
Total Dividends and Distributions	–	–	(1,041)	(4,898)

Capital Share Transactions
Shares sold:
Class 1	202,719	137,719	7,524	50,663
Class 2	866	1,472	303	327
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	999	4,691
Class 2	–	–	42	207
Shares redeemed:
Class 1	(194,852)	(204,263)	(16,437)	(10,927)
Class 2	(1,567)	(3,232)	(1,626)	(1,566)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,166	(68,304)	(9,195)	43,395
Total Increase (Decrease)	7,167	(68,013)	(10,114)	57,236

Net Assets
Beginning of period	317,454	385,467	158,414	101,178
End of period (including undistributed net investment income as set forth below)	$ 324,621	$ 317,454	$ 148,300	$ 158,414
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 1,768	$ 60

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	202,719	137,719	344	2,499
Class 2	866	1,472	14	17
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	46	224
Class 2	–	–	2	10
Shares redeemed:
Class 1	(194,852)	(204,263)	(764)	(554)
Class 2	(1,567)	(3,232)	(77)	(80)
Net Increase (Decrease)	7,166	(68,304)	(435)	2,116

See accompanying notes.

73

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2010 Account		LifeTime 2020 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 890	$ 1,381	$ 3,500	$ 5,103
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(346)	(3,747)	674	(14,210)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	127	8,417	(6,214)	35,812
Net Increase (Decrease) in Net Assets Resulting from Operations	671	6,051	(2,040)	26,705

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,362)	(1,962)	(5,032)	(7,159)
Total Dividends and Distributions	(1,362)	(1,962)	(5,032)	(7,159)

Capital Share Transactions
Shares sold:
Class 1	7,526	6,052	13,258	15,039
Shares issued in reinvestment of dividends and distributions:
Class 1	1,362	1,962	5,032	7,159
Shares redeemed:
Class 1	(9,593)	(6,617)	(19,823)	(18,617)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(705)	1,397	(1,533)	3,581
Total Increase (Decrease)	(1,396)	5,486	(8,605)	23,127

Net Assets
Beginning of period	48,831	43,345	201,014	177,887
End of period (including undistributed net investment income as set forth below)	$ 47,435	$ 48,831	$ 192,409	$ 201,014
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 890	$ 1,362	$ 3,499	$ 5,031

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	708	610	1,204	1,478
Shares issued in reinvestment of dividends and distributions:
Class 1	128	210	447	742
Shares redeemed:
Class 1	(913)	(666)	(1,805)	(1,826)
Net Increase (Decrease)	(77)	154	(154)	394

See accompanying notes.

74

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2030 Account		LifeTime 2040 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 1,418	$ 1,669	$ 377	$ 377
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	624	(1,381)	122	(1,453)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(3,950)	10,526	(1,265)	3,899
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,908)	10,814	(766)	2,823

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,653)	(1,667)	(373)	(415)
Total Dividends and Distributions	(1,653)	(1,667)	(373)	(415)

Capital Share Transactions
Shares sold:
Class 1	10,314	14,608	5,217	5,585
Shares issued in reinvestment of dividends and distributions:
Class 1	1,653	1,667	373	415
Shares redeemed:
Class 1	(11,196)	(7,895)	(3,540)	(3,144)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	771	8,380	2,050	2,856
Total Increase (Decrease)	(2,790)	17,527	911	5,264

Net Assets
Beginning of period	82,436	64,909	21,199	15,935
End of period (including undistributed net investment income as set forth below)	$ 79,646	$ 82,436	$ 22,110	$ 21,199
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,418	$ 1,653	$ 377	$ 373

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	929	1,451	458	543
Shares issued in reinvestment of dividends and distributions:
Class 1	145	174	32	43
Shares redeemed:
Class 1	(1,022)	(780)	(313)	(306)
Net Increase (Decrease)	52	845	177	280

See accompanying notes.

75

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal LifeTime
Amounts in thousands	LifeTime 2050 Account		Strategic Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 212	$ 210	$ 572	$ 926
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	109	(887)	60	(1,692)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(875)	2,532	368	3,582
Net Increase (Decrease) in Net Assets Resulting from Operations	(554)	1,855	1,000	2,816

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(208)	(244)	(913)	(1,269)
Total Dividends and Distributions	(208)	(244)	(913)	(1,269)

Capital Share Transactions
Shares sold:
Class 1	2,853	2,757	5,483	5,489
Shares issued in reinvestment of dividends and distributions:
Class 1	208	244	913	1,269
Shares redeemed:
Class 1	(2,604)	(2,263)	(5,308)	(3,783)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	457	738	1,088	2,975
Total Increase (Decrease)	(305)	2,349	1,175	4,522

Net Assets
Beginning of period	13,127	10,778	28,399	23,877
End of period (including undistributed net investment income as set forth below)	$ 12,822	$ 13,127	$ 29,574	$ 28,399
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 212	$ 208	$ 572	$ 913

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	255	272	535	555
Shares issued in reinvestment of dividends and distributions:
Class 1	18	25	88	134
Shares redeemed:
Class 1	(235)	(220)	(515)	(383)
Net Increase (Decrease)	38	77	108	306

See accompanying notes.

76

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Real Estate Securities Account		SAM Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 1,011	$ 3,460	$ 5,981	$ 25,606
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	7,526	19,506	16,828	(128)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	3,807	13,844	(13,726)	86,859
Net Increase (Decrease) in Net Assets Resulting from Operations	12,344	36,810	9,083	112,337

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(4,372)	(22,735)	(27,737)
Class 2	–	(14)	(2,564)	(3,663)
Total Dividends and Distributions	–	(4,386)	(25,299)	(31,400)

Capital Share Transactions
Shares sold:
Class 1	14,999	15,025	39,051	80,139
Class 2	20	72	5,013	5,853
Shares issued in reinvestment of dividends and distributions:
Class 1	–	4,372	22,735	27,737
Class 2	–	14	2,564	3,663
Shares redeemed:
Class 1	(27,916)	(71,052)	(93,672)	(79,885)
Class 2	(208)	(226)	(18,477)	(22,314)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,105)	(51,795)	(42,786)	15,193
Total Increase (Decrease)	(761)	(19,371)	(59,002)	96,130

Net Assets
Beginning of period	141,364	160,735	935,362	839,232
End of period (including undistributed net investment income as set forth below)	$ 140,603	$ 141,364	$ 876,360	$ 935,362
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,760	$ 287	$ 5,974	$ 25,292

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,080	1,235	2,596	5,701
Class 2	2	6	337	422
Shares issued in reinvestment of dividends and distributions:
Class 1	–	356	1,495	2,082
Class 2	–	1	169	277
Shares redeemed:
Class 1	(2,002)	(5,714)	(6,272)	(5,740)
Class 2	(15)	(18)	(1,239)	(1,606)
Net Increase (Decrease)	(935)	(4,134)	(2,914)	1,136

See accompanying notes.

77

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative		SAM Conservative
Amounts in thousands	Balanced Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 1,643	$ 6,302	$ 796	$ 4,413
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,047	3,655	5,584	(5,279)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(329)	10,266	(7,324)	30,775
Net Increase (Decrease) in Net Assets Resulting from Operations	4,361	20,223	(944)	29,909

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,769)	(7,055)	(2,839)	(4,198)
Class 2	(458)	(631)	(1,507)	(2,507)
From net realized gain on investments:
Class 1	(1,696)	–	–	–
Class 2	(146)	–	–	–
Total Dividends and Distributions	(8,069)	(7,686)	(4,346)	(6,705)

Capital Share Transactions
Shares sold:
Class 1	26,478	35,269	22,322	23,067
Class 2	2,010	2,644	7,515	6,611
Shares issued in reinvestment of dividends and distributions:
Class 1	7,465	7,055	2,839	4,198
Class 2	604	631	1,507	2,507
Shares redeemed:
Class 1	(31,300)	(29,727)	(29,573)	(30,111)
Class 2	(2,618)	(4,502)	(13,834)	(14,413)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,639	11,370	(9,224)	(8,141)
Total Increase (Decrease)	(1,069)	23,907	(14,514)	15,063

Net Assets
Beginning of period	194,010	170,103	225,148	210,085
End of period (including undistributed net investment income as set forth below)	$ 192,941	$ 194,010	$ 210,634	$ 225,148
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,642	$ 6,226	$ 795	$ 4,345

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,285	3,154	1,453	1,635
Class 2	176	238	500	471
Shares issued in reinvestment of dividends and distributions:
Class 1	641	665	181	315
Class 2	52	60	97	189
Shares redeemed:
Class 1	(2,708)	(2,665)	(1,935)	(2,140)
Class 2	(228)	(404)	(911)	(1,038)
Net Increase (Decrease)	218	1,048	(615)	(568)

See accompanying notes.

78

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Strategic
Amounts in thousands	SAM Flexible Income Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 2,458	$ 8,028	$ 206	$ 2,226
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	3,999	3,659	3,294	(2,851)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	277	7,788	(6,554)	21,151
Net Increase (Decrease) in Net Assets Resulting from Operations	6,734	19,475	(3,054)	20,526

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,222)	(9,070)	(1,288)	(1,731)
Class 2	(705)	(1,028)	(906)	(1,416)
From net realized gain on investments:
Class 1	(235)	–	–	–
Class 2	(25)	–	–	–
Total Dividends and Distributions	(8,187)	(10,098)	(2,194)	(3,147)

Capital Share Transactions
Shares sold:
Class 1	35,995	41,591	19,329	17,775
Class 2	1,435	2,533	6,476	6,966
Shares issued in reinvestment of dividends and distributions:
Class 1	7,457	9,070	1,288	1,731
Class 2	730	1,028	906	1,416
Shares redeemed:
Class 1	(38,416)	(31,977)	(15,874)	(13,281)
Class 2	(3,819)	(6,450)	(9,802)	(7,737)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,382	15,795	2,323	6,870
Total Increase (Decrease)	1,929	25,172	(2,925)	24,249

Net Assets
Beginning of period	203,911	178,739	151,570	127,321
End of period (including undistributed net investment income as set forth below)	$ 205,840	$ 203,911	$ 148,645	$ 151,570
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,458	$ 7,927	$ 206	$ 2,194

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,875	3,442	1,152	1,163
Class 2	117	210	389	453
Shares issued in reinvestment of dividends and distributions:
Class 1	597	785	75	120
Class 2	59	90	53	99
Shares redeemed:
Class 1	(3,087)	(2,636)	(945)	(890)
Class 2	(309)	(534)	(598)	(518)
Net Increase (Decrease)	252	1,357	126	427

See accompanying notes.

79

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Short-Term Income Account		SmallCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 5,464	$ 3,889	$ (47)	$ 202
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	477	1,940	5,990	6,469
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(3,247)	(385)	(6,552)	4,891
Net Increase (Decrease) in Net Assets Resulting from Operations	2,694	5,444	(609)	11,562

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(343)	(4,131)	(183)	(259)
Class 2	(3)	(35)	N/A	N/A
From net realized gain on investments:
Class 1	(35)	–	–	–
Total Dividends and Distributions	(381)	(4,166)	(183)	(259)

Capital Share Transactions
Shares sold:
Class 1	63,495	63,626	1,717	2,127
Class 2	1,192	467	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	129,612	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	378	4,131	183	259
Class 2	3	35	N/A	N/A
Shares redeemed:
Class 1	(62,161)	(49,195)	(11,240)	(8,935)
Class 2	(1,598)	(530)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,309	148,146	(9,340)	(6,549)
Total Increase (Decrease)	3,622	149,424	(10,132)	4,754

Net Assets
Beginning of period	226,245	76,821	57,287	52,533
End of period (including undistributed net investment income as set forth below)	$ 229,867	$ 226,245	$ 47,155	$ 57,287
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 5,496	$ 343	$ –	$ 201

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	24,949	25,310	210	293
Class 2	472	185	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	51,350	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	148	1,652	21	36
Class 2	1	14	N/A	N/A
Shares redeemed:
Class 1	(24,527)	(19,466)	(1,347)	(1,244)
Class 2	(632)	(210)	N/A	N/A
Net Increase (Decrease)	411	58,835	(1,116)	(915)

See accompanying notes.

80

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Growth Account II		SmallCap Value Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ (431)	$ (465)	$ 743	$ 939
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	7,485	17,337	11,357	12,583
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	(9,361)	1,307	(15,263)	16,965
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,307)	18,179	(3,163)	30,487

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	(46)	(938)
Class 2	–	–	–	(1)
Total Dividends and Distributions	–	–	(46)	(939)

Capital Share Transactions
Shares sold:
Class 1	5,044	5,978	8,362	9,271
Class 2	172	160	57	82
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	46	938
Class 2	–	–	–	1
Shares redeemed:
Class 1	(12,117)	(43,968)	(19,022)	(59,337)
Class 2	(414)	(322)	(132)	(49)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,315)	(38,152)	(10,689)	(49,094)
Total Increase (Decrease)	(9,622)	(19,973)	(13,898)	(19,546)

Net Assets
Beginning of period	59,871	79,844	114,313	133,859
End of period (including undistributed net investment income as set forth below)	$ 50,249	$ 59,871	$ 100,415	$ 114,313
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 819	$ 112

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	448	637	675	790
Class 2	16	18	4	6
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	3	72
Shares redeemed:
Class 1	(1,079)	(4,339)	(1,415)	(4,798)
Class 2	(37)	(35)	(9)	(4)
Net Increase (Decrease)	(652)	(3,719)	(742)	(3,934)

See accompanying notes.

81

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified Balanced Account, Diversified Growth Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I, known as the “Accounts”, are presented herein.

Effective July 16, 2010, Mortgage Securities Account acquired all the assets and assumed all the liabilities of Government & High Quality Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 23,692,000 shares from Government & High Quality Bond Account for 23,467,000 shares valued at $247,636,000 of Mortgage Securities Account at an approximate exchange rate of .99 for Class 1 shares. The investment securities of Government & High Quality Bond Account, with a fair value of approximately $234,696,000 and a cost of $224,556,000 at July 16, 2010 were the primary assets acquired by Mortgage Securities Account. For financial reporting purposes, assets received and shares issued by Mortgage Securities Account were recorded at fair value; however, the cost basis of the investments received from Government & High Quality Bond Account was carried forward to align ongoing reporting of Mortgage Securities Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Government & High Quality Bond Account and Mortgage Securities Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $247,636,000 ($28,134,000 of accumulated realized losses and $10,140,000 of unrealized appreciation) and $250,984,000, respectively. The aggregate net assets of Mortgage Securities Account immediately following the acquisition were $498,620,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Mortgage Securities Account, Mortgage Securities Account’s pro forma results of operations for the year ended December 31, 2010, would have been $17,811,000 of net investment income, $11,205,000 of net realized and unrealized gain on investments, and $29,016,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Government & High Quality Bond Account that have been included in the Mortgage Securities Account’s statement of operations since July 16, 2010.

On July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

Effective July 16, 2010, Short-Term Income Account acquired all the assets and assumed all the liabilities of Short-Term Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 14,819,000 shares from Short-Term Bond Account for 51,350,000 shares valued at $129,612,000 of Short-Term Income Account at an approximate exchange rate of 3.47 for Class 1 shares. The investment securities of Short-Term Bond Account, with a fair value of approximately $122,242,000 and a cost of $119,695,000 at July 16, 2010 were the primary assets acquired by Short-Term Income Account. For financial reporting purposes, assets received and shares issued by Short-Term Income Account were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond Account was carried forward to align ongoing reporting of Short-Term Income Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short-Term Bond Account and Short-Term Income Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $129,612,000 ($23,356,000 of accumulated realized losses and $2,547,000 of unrealized appreciation) and $105,324,000, respectively. The aggregate net assets of Short-Term Income Account immediately following the acquisition were $234,936,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

1. Organization (Continued)

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Short-Term Income Account, Short-Term Income Account’s pro forma results of operations for the year ended December 31, 2010, would have been $5,458,000 of net investment income, $2,995,000 of net realized and unrealized gain on investments, and $8,453,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Account that have been included in the Short-Term Income Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, Diversified International Account acquired all the assets and assumed all the liabilities of International SmallCap Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 8,287,000 shares from International SmallCap Account for 9,081,000 shares valued at $94,569,000 of Diversified International Account at an approximate exchange rate of 1.10 for Class 1 shares. The investment securities of International SmallCap Account, with a fair value of approximately $90,643,000 and a cost of $87,759,000 at July 16, 2010 were the primary assets acquired by Diversified International Account. For financial reporting purposes, assets received and shares issued by Diversified International Account were recorded at fair value; however, the cost basis of the investments received from International SmallCap Account was carried forward to align ongoing reporting of Diversified International Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International SmallCap Account and Diversified International Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $94,569,000 ($54,586,000 of accumulated realized losses and $2,884,000 of unrealized appreciation) and $366,626,000, respectively. The aggregate net assets of Diversified International Account immediately following the acquisition were $461,195,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Diversified International Account, Diversified International Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,280,000 of net investment income, $60,999,000 of net realized and unrealized gain on investments, and $68,279,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International SmallCap Account that have been included in the Diversified International Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Growth Account I and MidCap Value Account II pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of these acquisitions was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 5,872,000 and 8,816,000 shares from MidCap Growth Account I and MidCap Value Account II, respectively, for 1,470,000 and 2,800,000 shares valued at $46,979,000 and $89,507,000 of MidCap Blend Account at an approximate exchange rate of .25 and .32, respectively, for Class 1 shares. The investment securities of MidCap Growth Account I, with a fair value of approximately $46,954,000 and a cost of $46,834,000, and the investment securities of MidCap Value Account II with a fair value of approximately $87,478,000 and a cost of $87,962,000 at July 16, 2010, were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Growth Account I and MidCap Value Account II was carried forward to align ongoing reporting of MidCap Blend Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Growth Account I, MidCap Value Account II and MidCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $46,979,000 ($11,869,000 of accumulated realized losses and $120,000 of unrealized appreciation), $89,506,000 ($40,316,000 of accumulated realized losses and $484,000 of unrealized depreciation), and $361,870,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $498,355,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,301,000 of net investment income, $103,985,000 of net realized and unrealized gain on investments, and $111,286,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Growth Account I and MidCap Value Account II that have been included in the MidCap Blend Account’s statement of operations since July 16, 2010.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

1. Organization (Continued)

Effective April 29, 2011, Equity Income Account acquired all the assets and assumed all the liabilities of LargeCap Value Account III pursuant to a plan of acquisition approved by shareholders on February 28, 2011. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a taxable exchange of 14,065,000 shares from LargeCap Value Account III for 9,044,000 shares valued at $146,104,000 of Equity Income Account at an approximate exchange rate of .643 for Class 1 shares. The investment securities of LargeCap Value Account III, with a fair value of approximately $140,797,000 at April 29, 2011 were the primary assets acquired by Equity Income Account. For financial reporting purposes, assets received and shares issued by Equity Income Account were recorded at fair value. The aggregate net assets of LargeCap Value Account III and Equity Income Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $146,104,000 and $592,431,000, respectively. The aggregate net assets of Equity Income Account immediately following the acquisition were $738,535,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the fiscal year for Equity Income Account, Equity Income Account’s pro forma results of operations for the year ended December 31, 2011, would have been $21,789,000 of net investment income, $21,997,000 of net realized and unrealized gain on investments, and $43,786,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Value Account III that have been included in the Equity Income Account’s statement of operations since April 29, 2011.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) and Diversified Balanced Account and Diversified Growth Account invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Diversified Balanced Account, Diversified Growth Account, Money Market Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

2. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities, other than holdings of other mutual funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other mutual funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Accounts held securities denominated in currencies that exceeded 5% of net assets of the Account:

Diversified International Account		International Emerging Markets Account

British Pound	19.1%	Hong Kong Dollar	19.0%
Euro	15.8	United States Dollar	18.1
Japanese Yen	13.3	South Korean Won	16.5
Canadian Dollar	10.0	Brazilian Real	11.6
Hong Kong Dollar	5.7	South African Rand	9.2
Swiss Franc	5.3	Taiwan New Dollar	9.0

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Accounts and SAM Portfolios bear directly, each of the Principal LifeTime Accounts and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Accounts and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Accounts and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Accounts and SAM Portfolios reflect the expenses of each Principal LifeTime Account and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2011, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

2. Significant Accounting Policies (Continued)

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2011, Diversified International Account had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $513,000 that expires in 2017 and 2019, and International Emerging Markets Account had a foreign tax refund receivable of $39,000, no deferred tax liability, and an approximate capital loss carryforward of $1,513,000 that expires in 2017, relating to Indian securities.

Recent Accounting Pronouncements. In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following: 1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and 2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs. Management is currently evaluating the impact ASU No. 2011-04 will have on the Accounts financial statement disclosures.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2011, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of December 31, 2011 are included in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Accounts based on their pro rata participating ownership interest in the joint trading account.

Line of Credit. The Accounts participate with other funds managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended December 31, 2011, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, International Emerging Markets Account, LargeCap Blend Account II, LargeCap Growth Account I, LargeCap Value Account, MidCap Blend Account, Real Estate Securities Account, and SmallCap Value Account I each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

Short Sales. Asset Allocation Account entered into short sales transactions during the period. A short sale is a transaction in which an Account sells a security it does not own in anticipation of a decline in the market price of the security. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. An Account is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

Swap Agreements. Bond & Mortgage Securities Account invested in swap agreements during the period. Swap agreements are privately negotiated agreements between an Account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An Account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. The Accounts are subject to interest rate and credit risk in the normal course of pursuing their investment objectives. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an Account would add leverage to its portfolio because, in addition to its total net assets, an Account would be subject to investment exposure on the notional amount of the swap.

If an Account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An Account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

The maximum potential amount of future payments (undiscounted) that an Account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which an Account is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Account for the same referenced entity or entities.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount

As of December 31, 2011, counterparties had pledged collateral for swap agreements of $493,259 for Bond & Mortgage Securities Account.

Details of swap agreements open at year end are included in the Accounts' schedules of investments.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives December 31, 2011			Liability Derivatives December 31, 2011
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Asset Allocation Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 52* Payables, Net Assets Consist of Net unrealized			$ 50*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 74		Payables	$ 25
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 7* Payables, Net Assets Consist of Net unrealized			$ 26*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	133		$ 101
Bond & Mortgage Securities Account
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 78		Payables, Net Assets Consist of Net unrealized	$ 150
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Blend Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 85* Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 105 * Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —		Payables, Net Assets Consist of Net unrealized	$ 25*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —		Payables, Net Assets Consist of Net unrealized	$ 7*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Short-Term Income Account
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ —		Payables, Net Assets Consist of Net unrealized	$ 103 *
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Blend Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 17* Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Growth Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 105 * Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Value Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 93* Payables, Net Assets Consist of Net unrealized			$ —
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

3. Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Asset Allocation Account
Equity contracts	Net realized gain (loss) from Futures	$ (134)	$ (17)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$ 536	$ (9)
currency transactions/Change in unrealized
appreciation/(depreciation) of Translation of
assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$ (187)	$ (44)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts

	Total	$ 664	$ (70)

Balanced Account
Equity contracts	Net realized gain (loss) from Futures	$ 8	$ (4)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
Bond & Mortgage Securities Account
Credit contracts	Net realized gain (loss) from Swap	$ (605)	$ 238
agreements/Change in unrealized
appreciation/(depreciation) of Swap
agreements
Interest rate contracts	Net realized gain (loss) from Investment	$ (103)	$ —
transactions, Futures contracts and Swap
agreements/Change in unrealized
appreciation/(depreciation) of Futures
contracts
	Total	$ (708)	$ 238

LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures	$ 235	$ (3)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures	$ 633	$ 25
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
LargeCap S&P 500 Index Account
Equity contracts	Net realized gain (loss) from Futures	$ (469)	$ (74)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

3. Operating Policies (Continued)

Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
LargeCap Value Account
Equity contracts	Net realized gain (loss) from Futures	$ 287	$ (8)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
Short-Term Income Account
Interest rate contracts	Net realized gain (loss) from Futures	$ (1,330)	$ (451)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
SmallCap Blend Account
Equity contracts	Net realized gain (loss) from Futures	$ 12	$ 2
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures	$ (40)	$ 17
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures	$ (154)	$ 52
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Asset Allocation Account, Bond & Mortgage Securities Account, and Short-Term Income Account. The notional values of the futures contracts will vary in accordance with changing duration of these accounts. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2011.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

4. Fair Value (Continued)

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. Certain transfers may occur as a result of the Account’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Account is calculated. As of December 31, 2011, there were no significant transfers between Level 1 and Level 2, or into/out of Level 3.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Asset Allocation Account
Bonds	$ —		$ 9,268	$ —	$ 9,268
Common Stocks*		30,324	—	—	30,324
Municipal Bonds		—	227	—	227
Preferred Stocks
Communications		—	2	—	2
Consumer, Cyclical		—	27	—	27
Consumer, Non-cyclical		—	9	—	9
Repurchase Agreements		—	123	—	123
U.S. Government & Government Agency Obligations		—	15,570	—	15,570
	Total investments in securities $	30,324	$ 25,226	$ —	$ 55,550
Assets
Equity Contracts**
Futures	$ 52		$ —	$ —	$ 52
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ 73	$ —	$ 73
Interest Rate Contracts**
Futures	$ 7		$ —	$ —	$ 7
Liabilities
Equity Contracts**
Futures	$ (50)		$ —	$ —	$ (50)
Foreign Exchange Contracts**
Foreign Currency Contracts	$ —		$ (24)	$ —	$ (24)
Interest Rate Contracts**
Futures	$ (26)		$ —	$ —	$ (26)
Balanced Account
Bonds	$ —		$ 10,869	$ 113	$ 10,982
Common Stocks*		30,246	—	—	30,246
Repurchase Agreements		—	613	—	613
U.S. Government & Government Agency Obligations		—	9,442	—	9,442
	Total investments in securities $	30,246	$ 20,924	$ 113	$ 51,283
Assets
Equity Contracts**
Futures	$ —		$ —	$ —	$ —

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Bond & Mortgage Securities Account
Bonds	$ —		$ 187,313	$ 1,971	$ 189,284
Common Stocks
Technology		—	—	3	3
Repurchase Agreements		—	7,556	—	7,556
Senior Floating Rate Interests		—	4,877	—	4,877
U.S. Government & Government Agency Obligations		—	142,043	—	142,043
	Total investments in securities $	—	$ 341,789	$ 1,974	$ 343,763
Assets
Credit Contracts**
Credit Default Swaps	$ —		$ 78	$ —	$ 78
Liabilities
Credit Contracts**
Credit Default Swaps	$ —		$ (150)	$ —	$ (150)
Diversified Balanced Account
Investment Companies	$ 329,964		$ —	$ —	$ 329,964
	Total investments in securities $	329,964	$ —	$ —	$ 329,964
Diversified Growth Account
Investment Companies	$ 746,750		$ —	$ —	$ 746,750
	Total investments in securities $	746,750	$ —	$ —	$ 746,750
Diversified International Account
Common Stocks
Basic Materials	$ 50,623		$ —	$ —	$ 50,623
Communications		39,594	750	—	40,344
Consumer, Cyclical		37,473	—	—	37,473
Consumer, Non-cyclical		69,243	1,018	—	70,261
Diversified		2,515	—	—	2,515
Energy		50,844	—	—	50,844
Financial		91,926	156	—	92,082
Industrial		42,443	—	—	42,443
Technology		19,693	—	—	19,693
Utilities		10,549	110	—	10,659
Preferred Stocks
Basic Materials		—	2,098	—	2,098
Communications		—	530	—	530
Consumer, Cyclical		—	3,575	—	3,575
Consumer, Non-cyclical		—	90	—	90
Financial		—	2,514	—	2,514
Utilities		—	920	—	920
Repurchase Agreements		—	1,119	—	1,119
	Total investments in securities $	414,903	$ 12,880	$ —	$ 427,783
Equity Income Account
Common Stocks*	$ 633,840		$ —	$ —	$ 633,840
Repurchase Agreements		—	9,157	—	9,157
	Total investments in securities $	633,840	$ 9,157	$ —	$ 642,997
Government & High Quality Bond Account
Bonds	$ —		$ 136,742	$ 3,323	$ 140,065
Repurchase Agreements		—	10,493	—	10,493
U.S. Government & Government Agency Obligations		—	312,660	—	312,660
	Total investments in securities $	—	$ 459,895	$ 3,323	$ 463,218

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Income Account
Bonds	$ —		$ 165,824	$ 1,400	$ 167,224
Common Stocks
Energy		—	—	150	150
Convertible Bonds		—	1,965	—	1,965
Repurchase Agreements		—	6,404	—	6,404
Senior Floating Rate Interests		—	2,719	364	3,083
U.S. Government & Government Agency Obligations		—	58,968	—	58,968
	Total investments in securities $	—	$ 235,880	$ 1,914	$ 237,794
International Emerging Markets Account
Common Stocks
Basic Materials	$ 15,495		$ —	$ —	$ 15,495
Communications		14,661	813	—	15,474
Consumer, Cyclical		13,361	—	—	13,361
Consumer, Non-cyclical		13,117	1,205	—	14,322
Diversified		2,592	—	—	2,592
Energy		19,445	—	—	19,445
Financial		29,081	601	—	29,682
Industrial		9,163	—	—	9,163
Technology		13,745	—	—	13,745
Utilities		744	—	—	744
Preferred Stocks
Basic Materials		—	3,472	—	3,472
Communications		—	820	—	820
Consumer, Cyclical		—	333	—	333
Financial		—	3,102	—	3,102
Utilities		—	1,020	—	1,020
Repurchase Agreements		—	724	—	724
	Total investments in securities $	131,404	$ 12,090	$ —	$ 143,494
LargeCap Blend Account II
Common Stocks*	$ 157,553		$ —	$ —	$ 157,553
Repurchase Agreements		—	2,288	—	2,288
	Total investments in securities $	157,553	$ 2,288	$ —	$ 159,841
Assets
Equity Contracts**
Futures	$ 85		$ —	$ —	$ 85
LargeCap Growth Account
Common Stocks*	$ 175,691		$ —	$ —	$ 175,691
Repurchase Agreements		—	4,204	—	4,204
	Total investments in securities $	175,691	$ 4,204	$ —	$ 179,895

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
LargeCap Growth Account I
Common Stocks
Basic Materials	$ 4,379		$ —	$ —	$ 4,379
Communications		29,123	—	808	29,931
Consumer, Cyclical		24,179	—	—	24,179
Consumer, Non-cyclical		47,496	—	—	47,496
Energy		24,224	—	—	24,224
Financial		5,207	—	—	5,207
Industrial		35,339	—	—	35,339
Technology		51,885	—	—	51,885
Utilities		50	—	—	50
Repurchase Agreements		—	2,900	—	2,900
	Total investments in securities $	221,882	$ 2,900	$ 808	$ 225,590
Assets
Equity Contracts**
Futures	$ 105		$ —	$ —	$ 105
LargeCap S&P 500 Index Account
Common Stocks*	$ 573,354		$ —	$ —	$ 573,354
Repurchase Agreements		—	11,731	—	11,731
	Total investments in securities $	573,354	$ 11,731	$ —	$ 585,085
Liabilities
Equity Contracts**
Futures	$ (25)		$ —	$ —	$ (25)
LargeCap Value Account
Common Stocks*	$ 197,582		$ —	$ —	$ 197,582
Repurchase Agreements		—	1,232	—	1,232
	Total investments in securities $	197,582	$ 1,232	$ —	$ 198,814
Liabilities
Equity Contracts**
Futures	$ (7)		$ —	$ —	$ (7)
MidCap Blend Account
Common Stocks*	$ 538,249		$ —	$ —	$ 538,249
Repurchase Agreements		—	3,722	—	3,722
	Total investments in securities $	538,249	$ 3,722	$ —	$ 541,971
Money Market Account
Bonds	$ —		$ 22,264	$ —	$ 22,264
Certificate of Deposit		—	3,400	—	3,400
Commercial Paper		—	239,865	—	239,865
Common Stocks*		9,770	—	—	9,770
Municipal Bonds		—	30,305	—	30,305
Repurchase Agreements		—	19,030	—	19,030
	Total investments in securities $	9,770	$ 314,864	$ —	$ 324,634
Principal Capital Appreciation Account
Common Stocks*	$ 144,088		$ —	$ —	$ 144,088
Repurchase Agreements		—	2,641	—	2,641
	Total investments in securities $	144,088	$ 2,641	$ —	$ 146,729
Principal LifeTime 2010 Account
Investment Companies	$ 47,448		$ —	$ —	$ 47,448
	Total investments in securities $	47,448	$ —	$ —	$ 47,448
Principal LifeTime 2020 Account
Investment Companies	$ 192,420		$ —	$ —	$ 192,420
	Total investments in securities $	192,420	$ —	$ —	$ 192,420

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Principal LifeTime 2030 Account
Investment Companies	$ 79,454		$ —	$ —	$ 79,454
	Total investments in securities $	79,454	$ —	$ —	$ 79,454
Principal LifeTime 2040 Account
Investment Companies	$ 22,105		$ —	$ —	$ 22,105
	Total investments in securities $	22,105	$ —	$ —	$ 22,105

Principal LifeTime 2050 Account
Investment Companies	$ 12,822		$ —	$ —	$ 12,822
	Total investments in securities $	12,822	$ —	$ —	$ 12,822
Principal LifeTime Strategic Income Account
Investment Companies	$ 29,590		$ —	$ —	$ 29,590
	Total investments in securities $	29,590	$ —	$ —	$ 29,590
Real Estate Securities Account
Common Stocks*	$ 138,067		$ —	$ —	$ 138,067
Convertible Preferred Stocks
Financial		—	1,781	—	1,781
Repurchase Agreements		—	251	—	251
	Total investments in securities $	138,067	$ 2,032	$ —	$ 140,099
SAM Balanced Portfolio
Investment Companies	$ 876,478		$ —	$ —	$ 876,478
	Total investments in securities $	876,478	$ —	$ —	$ 876,478
SAM Conservative Balanced Portfolio
Investment Companies	$ 192,921		$ —	$ —	$ 192,921
	Total investments in securities $	192,921	$ —	$ —	$ 192,921
SAM Conservative Growth Portfolio
Investment Companies	$ 210,729		$ —	$ —	$ 210,729
	Total investments in securities $	210,729	$ —	$ —	$ 210,729
SAM Flexible Income Portfolio
Investment Companies	$ 206,598		$ —	$ —	$ 206,598
	Total investments in securities $	206,598	$ —	$ —	$ 206,598
SAM Strategic Growth Portfolio
Investment Companies	$ 148,620		$ —	$ —	$ 148,620
	Total investments in securities $	148,620	$ —	$ —	$ 148,620
Short-Term Income Account
Bonds	$ —		$ 217,246	$ —	$ 217,246
Municipal Bonds		—	250	—	250
Repurchase Agreements		—	5,776	—	5,776
U.S. Government & Government Agency Obligations		—	1,639	—	1,639
	Total investments in securities $	—	$ 224,911	$ —	$ 224,911
Liabilities
Interest Rate Contracts**
Futures	$ (103)		$ —	$ —	$ (103)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
SmallCap Blend Account
Common Stocks*	$ 45,370		$ —	$ —	$ 45,370
Repurchase Agreements		—	1,131	—	1,131
	Total investments in securities $	45,370	$ 1,131	$ —	$ 46,501
Assets
Equity Contracts**
Futures	$ 17		$ —	$ —	$ 17
SmallCap Growth Account II
Common Stocks*	$ 45,867		$ —	$ —	$ 45,867
Repurchase Agreements		—	2,515	—	2,515
	Total investments in securities $	45,867	$ 2,515	$ —	$ 48,382
Assets
Equity Contracts**
Futures	$ 105		$ —	$ —	$ 105
SmallCap Value Account I
Common Stocks*	$ 96,614		$ —	$ —	$ 96,614
Repurchase Agreements		—	1,947	—	1,947
	Total investments in securities $	96,614	$ 1,947	$ —	$ 98,561
Assets
Equity Contracts**
Futures	$ 93		$ —	$ —	$ 93

*For additional detail regarding sector classifications, please see the Schedules of Investments.

**Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/(depreciation) on the instrument.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

4. Fair Value (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums				Transfers		Net Change in Unrealized
	Value	Realized and Change			Proceeds Transfers Out of			Value Appreciation/(Depreciation)
December		Gain/	in Unrealized		from		into Level Level 3** December		on Investments Held at
Fund	31, 2010	(Loss)	Gain/(Loss) Purchases		Sales	3*		31, 2011	December 31, 2011
Balanced Account
Bonds	$ 363	$ (233)	$ 255	$ 25	$ (189) $	—	$ (108) $	113	$ (5)
Total $	363	$ (233)	$ 255	$ 25	$ (189) $	—	$ (108) $	113	$ (5)

Bond & Mortgage Securities Account
Bonds	$ 7,785	$ (4,235)	$ 4,569	$ 947	$ (3,502) $	542	$ (4,135) $	1,971	$ (16)
Common Stocks
Technology	11	—	(8)	—	—	—	—	3	(8)
Senior Floating	40	—	—	—	—	—	(40)	—	—
Rate Interests
Total $	7,836	$ (4,235)	$ 4,561	$ 947	$ (3,502) $	542	$ (4,175) $	1,974	$ (24)

Government & High Quality Bond Account
Bonds	$ 8,564	$ —	$ 3	$ 3,023	$ (344) $	—	$ (7,923) $	3,323	$ 3
Total $	8,564	$ —	$ 3	$ 3,023	$ (344) $	—	$ (7,923) $	3,323	$ 3

Income Account
Bonds	$ 1,847	$ (1,201)	$ 1,481	$ —	$ (727) $	—	$ —	$ 1,400	$ 130
Common Stocks
Energy	—	—	149	1	—	—	—	150	149
Senior Floating	—	—	—	364	—	—	—	364	—
Rate Interests
Total $	1,847	$ (1,201)	$ 1,630	$ 365	$ (727) $	—	$ —	$ 1,914	$ 279

LargeCap Growth Account I
Common Stocks
Communications $	—	$ —	$ 111	$ 697	$ —	$ —	$ —	$ 808	$ 111
Total $	—	$ —	$ 111	$ 697	$ —	$ —	$ —	$ 808	$ 111

Short-Term Income Account
Bonds	$ 102	$ —	$ —	$ —	$ —	$ —	$ (102) $	—	$ —
Total $	102	$ —	$ —	$ —	$ —	$ —	$ (102) $	—	$ —

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted
2. Securities that have certain restrictions on trading
3. Instances where a security is illiquid
4. Instances in which a security is not priced by pricing services.
**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading resumes
2. Securities where trading restrictions have expired
3. Instances where a security is no longer illiquid
4. Instances in which a price becomes available from a pricing service.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by Principal LifeTime Accounts is .03% of each of the Principal LifeTime Accounts’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	.80%	.75%	.70%	.65%	.60%
Balanced Account	.60	.55	.50	.45	.40
Bond & Mortgage Securities Account	.50	.45	.40	.35	.30
Equity Income Account	.60	.55	.50	.45	.40
LargeCap Growth Account I	.80	.75	.70	.65	.60
MidCap Blend Account	.65	.60	.55	.50	.45
Money Market Account	.50	.45	.40	.35	.30
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Blend Account	.85	.80	.75	.70	.65
SmallCap Growth Account II	1.00	.95	.90	.85	.80
SmallCap Value Account I	1.10	1.05	1.00	.95	.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	.85%	.80%	.75%	.70%	.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	.75	.70	.65	.60	.55
LargeCap Value Account	.60	.55	.50	.45	.40

			NOTES TO FINANCIAL STATEMENTS
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			December 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

Net Assets of Account

(in millions)

	First	Next	Over
	$200	$300	$500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account
	(in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

	Net Assets of Account (in millions)
	First	Next	Next $1	Next $1	Over $3
	$500	$500	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

	Net Assets of Accounts
	First $2	Over $2
	billion	billion
Income Account	.50%	.45%
Government & High Quality Bond Account	.50	.45

All Assets
Diversified Balanced Account	.05%
Diversified Growth Account	.05
LargeCap S&P 500 Index Account	.25

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2012. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	.018%
LargeCap Growth Account I	.016
SmallCap Growth Account II	.020
SmallCap Value Account I	.020

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2011 through December 31, 2011
	Class 1	Class 2	Expiration
SmallCap Value Account I	.99%	1.24%	April 30, 2012

The Manager has contractually agreed to limit Short-Term Income Account’s expenses by .01% through the period ended April 30, 2012.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make and acquired fund fees and expenses) attributable to Class 2 shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	.31%
Diversified Growth Account	.31

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fee may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares of Money Market Account. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. The limit may be terminated at any time.

Affiliated Ownership. At December 31, 2011, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1
Asset Allocation Account	4,797	Principal LifeTime 2020 Account	18,087
Balanced Account	3,621	Principal LifeTime 2030 Account	7,488
Bond & Mortgage Securities Account	25,282	Principal LifeTime 2040 Account	2,051
Diversified International Account	26,763	Principal LifeTime 2050 Account	1,205
Equity Income Account	20,316	Principal LifeTime Strategic Income Account	2,886
Government & High Quality Bond Account	22,012	Real Estate Securities Account	8,295
International Emerging Markets Account	7,740	SAM Balanced Portfolio	46,564
LargeCap Blend Account II	22,174	SAM Conservative Balanced Portfolio	14,570
LargeCap Growth Account	4,910	SAM Conservative Growth Portfolio	5,601
LargeCap Growth Account I	9,026	SAM Flexible Income Portfolio	13,791
LargeCap S&P 500 Index Account	13,043	SAM Strategic Growth Portfolio	4,070
LargeCap Value Account	5,477	Short-Term Income Account	68,139
MidCap Blend Account	11,818	SmallCap Blend Account	5,781
Money Market Account	318,297	SmallCap Growth Account II	4,126
Principal Capital Appreciation Account	429	SmallCap Value Account I	7,689
Principal LifeTime 2010 Account	4,579

	Class 2		Class 2
Diversified Balanced Account	29,365	Diversified Growth Account	65,973

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

6. Investment Transactions

For the year ended December 31, 2011, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Asset Allocation Account	$ 61,279	$ 61,284	Principal LifeTime 2010 Account	$ 12,143	$ 13,058
Balanced Account	89,096	98,706	Principal LifeTime 2020 Account	17,997	19,896
Bond & Mortgage Securities Account	720,192	766,902	Principal LifeTime 2030 Account	11,905	11,146
Diversified Balanced Account	200,205	43,721	Principal LifeTime 2040 Account	5,371	3,104
Diversified Growth Account	507,984	85,484	Principal LifeTime 2050 Account	3,231	2,661
Diversified International Account	342,322	382,703	Principal LifeTime Strategic Income
Equity Income Account	122,497	190,558	Account	6,609	5,635
Government & High Quality Bond Account	269,039	315,992	Real Estate Securities Account	32,353	42,404
Income Account	51,092	37,765	SAM Balanced Portfolio	130,871	188,129
International Emerging Markets Account	150,135	165,235	SAM Conservative Balanced Portfolio	40,994	44,127
LargeCap Blend Account II	71,533	92,612	SAM Conservative Growth Portfolio	54,070	65,157
LargeCap Growth Account	110,929	132,448	SAM Flexible Income Portfolio	42,502	43,680
LargeCap Growth Account I	111,685	135,401	SAM Strategic Growth Portfolio	37,607	36,150
LargeCap S&P 500 Index Account	268,364	37,093	Short-Term Income Account	131,139	123,282
LargeCap Value Account	263,746	223,311	SmallCap Blend Account	35,150	44,904
MidCap Blend Account	163,268	230,985	SmallCap Growth Account II	49,961	55,692
Principal Capital Appreciation Account	15,756	25,810	SmallCap Value Account I	74,851	86,930

For the year ended December 31, 2011, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Asset Allocation Account	$ 18,407	$ 18,981	Government & High Quality Bond Account	$ 130,408	$ 117,021
Balanced Account	8,855	7,339	Income Account	1,199	1,987
Bond & Mortgage Securities Account	158,911	142,470	Short-Term Income Account	352	405

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2011 and December 31, 2010 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*
	2011	2010	2011	2010
Asset Allocation Account	$ 2,431 $	1,535 $	2,022 $	–
Balanced Account	1,236	1,548	–	–
Bond & Mortgage Securities Account	320	18,090	–	–
Diversified Balanced Account	2,409	–	–	–
Diversified Growth Account	4,285	–	–	–
Diversified International Account	917	7,313	–	–
Equity Income Account	3,363	16,791	–	–
Government & High Quality Bond Account	864	15,058	497	–
Income Account	943	14,702	–	–
International Emerging Markets Account	89	1,259	–	–
LargeCap Blend Account II	52	4,336	–	–
LargeCap Growth Account	–	123	–	–
LargeCap Growth Account I	–	307	–	–
LargeCap S&P 500 Index Account	224	4,234	–	–
LargeCap Value Account	–	2,798	–	–
MidCap Blend Account	–	11,776	6,642	–
Principal Capital Appreciation Account	128	2,219	913	2,679
Principal LifeTime 2010 Account	1,362	1,962	–	–
Principal LifeTime 2020 Account	5,032	7,159	–	–
Principal LifeTime 2030 Account	1,653	1,667	–	–
Principal LifeTime 2040 Account	373	415	–	–
Principal LifeTime 2050 Account	208	244	–	–
Principal LifeTime Strategic Income Account	913	1,269	–	–
Real Estate Securities Account	–	4,386	–	–
SAM Balanced Portfolio	25,299	31,400	–	–
SAM Conservative Balanced Portfolio	6,782	7,686	1,287	–
SAM Conservative Growth Portfolio	4,346	6,705	–	–
SAM Flexible Income Portfolio	7,927	10,098	260	–
SAM Strategic Growth Portfolio	2,194	3,147	–	–
Short-Term Income Account	346	4,166	35	–
SmallCap Blend Account	183	259	–	–
SmallCap Value Account I	46	939	–	–

*The Accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2011, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Asset Allocation Account	$ 3,219	$ 1,115
Balanced Account	1,031	—
Bond & Mortgage Securities Account	12,568	—
Diversified Balanced Account	4,523	3
Diversified Growth Account	8,680	—
Diversified International Account	9,443	—
Equity Income Account	17,105	—
Government & High Quality Bond Account	17,826	—
Income Account	12,938	—
International Emerging Markets Account	1,911	—
LargeCap Blend Account II	2,088	—
LargeCap Growth Account	604	—
LargeCap Growth Account I	182	—
LargeCap S&P 500 Index Account	8,590	1,011
LargeCap Value Account	2,778	—
MidCap Blend Account	4,952	8,879
Principal Capital Appreciation Account	2,786	816
Principal LifeTime 2010 Account	891	—
Principal LifeTime 2020 Account	3,499	—
Principal LifeTime 2030 Account	1,418	—
Principal LifeTime 2040 Account	377	—
Principal LifeTime 2050 Account	212	—
Principal LifeTime Strategic Income Account	572	—
Real Estate Securities Account	1,761	—
SAM Balanced Portfolio	5,975	10,839
SAM Conservative Balanced Portfolio	2,451	1,762
SAM Conservative Growth Portfolio	795	—
SAM Flexible Income Portfolio	3,003	2,784
SAM Strategic Growth Portfolio	206	—
Short-Term Income Account	5,496	—
SmallCap Value Account I	886	—

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

As of December 31, 2011, Money Market Account, SmallCap Blend Account, and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2011, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

		Net Capital Loss Carryforward Expiring In:					No Expiration
							Short-	Long-		Annual
	2013	2014	2015	2016	2017	2018	Term	Term	Total Limitations*
Balanced Account	$ –	$ – $	– $	–	$ 10,063 $	–	$ –	$ –	$ 10,063 $	–
Bond & Mortgage Securities Account	–	864	171	13,678	23,287	–	–	4,561	42,561	–
Diversified International Account	–	–	–	69,551	99,463	–	–	–	169,014	–
Equity Income Account	–	–	–	44,952	62,985	–	5,683	–	113,620	–
Government & High Quality Bond Account	–	725	436	21,350	4,321	–	–	–	26,832	11,851
Income Account	–	–	–	–	2,836	1,584	297	927	5,644	–
International Emerging Markets Account	–	–	–	–	18,661	–	–	–	18,661	–
LargeCap Blend Account II	–	–	–	7,466	34,691	–	–	–	42,157	–
LargeCap Growth Account	–	–	–	9,709	51,552	–	–	–	61,261	–
LargeCap Growth Account I	–	–	–	–	13,403	–	–	–	13,403	–
LargeCap Value Account	–	–	–	19,305	27,740	–	–	–	47,045	–
Money Market Account	–	–	–	6	4	–	–	–	10	–
Principal LifeTime 2010 Account	–	–	–	–	2,410	3,859	–	359	6,628	–
Principal LifeTime 2020 Account	–	–	–	–	5,877	14,457	–	–	20,334	–
Principal LifeTime 2030 Account	–	–	–	–	–	857	–	–	857	–
Principal LifeTime 2040 Account	–	–	–	–	428	1,482	–	–	1,910	–
Principal LifeTime 2050 Account	–	–	–	–	175	907	–	–	1,082	–
Principal LifeTime Strategic Income Account	–	–	–	–	1,152	1,703	–	–	2,855	–
Real Estate Securities Account	–	–	–	–	30,596	–	–	–	30,596	–
SAM Conservative Growth Portfolio	–	–	–	–	4,057	3,484	–	–	7,541	8,520
SAM Strategic Growth Portfolio	–	–	–	–	988	2,203	–	54	3,245	–
Short-Term Income Account	243	348	1,956	10,846	8,298	–	–	–	21,691	–
SmallCap Blend Account	–	–	–	–	13,049	–	–	–	13,049	–
SmallCap Growth Account II	–	–	–	9,409	21,143	–	–	–	30,552	–
SmallCap Value Account I	–	–	–	–	18,473	–	–	–	18,473	–

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

Capital losses generated during the fiscal year ending December 31, 2011 are subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of December 22, 2010, net capital losses will be carried forward with no expiration and with the character of the loss retained. Capital losses generated in 2011 and future years must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information (Continued)

As of December 31, 2011, the following Accounts had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Balanced Account	$ –	$ 3,410
Diversified International Account	–	23,281
Government & High Quality Bond Account	–	4,079
International Emerging Markets Account	–	8,015
LargeCap Blend Account II	–	6,558
LargeCap Growth Account	–	11,095
LargeCap Growth Account I	–	23,465
LargeCap S&P 500 Index Account	–	3,483
LargeCap Value Account	–	4,814
MidCap Blend Account	–	40,643
Money Market Account	–	1
Principal LifeTime 2020 Account	–	669
Principal LifeTime 2030 Account	–	623
Principal LifeTime 2040 Account	–	125
Principal LifeTime 2050 Account	–	110
Principal LifeTime Strategic Income Account	–	24
Real Estate Securities Account	–	6,466
SAM Balanced Portfolio	–	5,438
SAM Conservative Growth Portfolio	682	–
Short-Term Income Account	–	85
SmallCap Blend Account	–	6,037
SmallCap Growth Account II	–	7,546
SmallCap Value Account I	–	11,422

Late-Year Losses. A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2011, the Accounts do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Asset Allocation Account	$ 450	$ (450)	$ –
Balanced Account	(54)	54	–
Bond & Mortgage Securities Account	(1,107)	1,107	–
Diversified International Account	388	(388)	–
Equity Income Account	(63)	(21)	84
Government & High Quality Bond Account	1,634	(1,634)	–
Income Account	211	(211)	–
International Emerging Markets Account	(301)	301	–
LargeCap Growth Account	–	65	(65)
LargeCap Growth Account I	2	–	(2)
LargeCap S&P 500 Index Account	1	(1)	–
LargeCap Value Account	35	–	(35)
MidCap Blend Account	1,368	(1,370)	2
Principal Capital Appreciation Account	22	(25)	3
Real Estate Securities Account	462	9	(471)
Short-Term Income Account	35	(35)	–
SmallCap Blend Account	29	–	(29)
SmallCap Growth Account II	431	–	(431)
SmallCap Value Account I	10	(10)	–

Schedule of Investments
Asset Allocation Account
December 31, 2011

COMMON STOCKS - 54.18%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.10%			Automobile Parts & Equipment (continued)
Interpublic Group of Cos Inc	898	$ 9	Nokian Renkaat OYJ	112	$ 3
JCDecaux SA (a)	62	1			$ 153
Omnicom Group Inc	441	20
Publicis Groupe SA	83	4	Banks - 3.88%
WPP PLC	2,186	23	Banco Bilbao Vizcaya Argentaria SA	3,414	29
		$ 57	Banco de Sabadell SA	1,171	4
			Banco Popolare SC	1,435	2
Aerospace & Defense - 1.10%			Banco Popular Espanol SA	793	4
Alliant Techsystems Inc	812	47	Banco Santander SA	6,591	50
BAE Systems PLC	3,144	14	Bank of America Corp	23,202	129
Boeing Co/The	1,387	102	Bank of East Asia Ltd	4,335	16
European Aeronautic Defence and Space Co	326	10	Bank of New York Mellon Corp/The	3,207	64
NV			Barclays PLC	10,171	28
Exelis Inc	345	3	BB&T Corp	1,588	40
Finmeccanica SpA	345	1	BNP Paribas	817	32
General Dynamics Corp	604	40	BOC Hong Kong Holdings Ltd	10,000	24
Goodrich Corp	27	3	Capital One Financial Corp	1,053	44
L-3 Communications Holdings Inc	231	15	Citigroup Inc	6,675	176
Lockheed Martin Corp	312	25	Comerica Inc	405	10
Northrop Grumman Corp	312	18	Commerzbank AG (a)	474	1
Raytheon Co	2,000	97	Credit Agricole SA	1,106	6
Rolls-Royce Holdings PLC (a)	2,275	26	Credit Suisse Group AG (a)	955	22
Safran SA	119	4	Danske Bank A/S (a)	371	5
Thales SA	78	3	Deutsche Bank AG	738	28
United Technologies Corp	2,805	205	DNB ASA	662	6
		$ 613	Erste Group Bank AG	156	3
			Fifth Third Bancorp	1,966	25
Agriculture - 1.16%			Goldman Sachs Group Inc/The	1,704	154
Altria Group Inc	1,984	59	Hang Seng Bank Ltd	3,200	38
Archer-Daniels-Midland Co	100	3	HSBC Holdings PLC	9,798	75
British American Tobacco PLC	1,251	59	Huntington Bancshares Inc/OH	1,913	10
Imperial Tobacco Group PLC	672	26	Intesa Sanpaolo SpA	9,953	17
Lorillard Inc	219	25	JP Morgan Chase & Co	10,993	365
Philip Morris International Inc	4,547	357	Julius Baer Group Ltd (a)	178	7
Reynolds American Inc	2,665	110	KBC Groep NV	80	1
Swedish Match AB	292	10	KeyCorp	1,994	15
		$ 649	Lloyds Banking Group PLC (a)	29,737	12
Airlines - 0.02%			M&T Bank Corp	278	21
Deutsche Lufthansa AG	118	2	National Bank of Greece SA (a)	432	1
Southwest Airlines Co	1,331	11	Nordea Bank AB	2,567	20
		$ 13	Northern Trust Corp	231	9
			PNC Financial Services Group Inc	1,104	64
Apparel - 0.32%			Regions Financial Corp	2,684	12
Adidas AG	144	9	Royal Bank of Scotland Group PLC (a)	11,938	4
Burberry Group PLC	297	5	Skandinaviska Enskilda Banken AB	1,124	7
Christian Dior SA	49	6	Societe Generale SA	705	16
Coach Inc	354	22	Standard Chartered PLC	1,312	29
Nike Inc	453	44	State Street Corp	1,022	41
Ralph Lauren Corp	85	12	SunTrust Banks Inc	1,109	20
VF Corp	638	81	Svenska Handelsbanken AB	544	14
		$ 179	Swedbank AB	598	8
			UBS AG (a)	2,094	25
Automobile Manufacturers - 0.20%			UniCredit SpA (a)	1,555	13
Bayerische Motoren Werke AG	313	21
Daimler AG	618	27	Unione di Banche Italiane SCPA	510	2
Fiat Industrial SpA (a)	641	6	US Bancorp	3,751	101
Fiat SpA	729	3	Wells Fargo & Co	11,528	318
Ford Motor Co	734	8	Zions Bancorporation	295	5
PACCAR Inc	423	16			$ 2,172
Peugeot SA	142	2	Beverages - 1.24%
Renault SA	178	6	Anheuser-Busch InBev NV	397	24
Scania AB	260	4	Beam Inc	125	7
Volkswagen AG	27	4	Brown-Forman Corp	127	10
Volvo AB - B Shares	1,495	16	Coca-Cola Co/The	4,362	305
		$ 113	Coca-Cola Enterprises Inc	733	19
			Constellation Brands Inc (a)	501	10
Automobile Parts & Equipment - 0.27%
BorgWarner Inc (a)	1,037	66	Diageo PLC	1,669	37
Cie Generale des Etablissements Michelin	205	12	Heineken NV	353	16
Continental AG (a)	75	5	Molson Coors Brewing Co	431	19
Johnson Controls Inc	2,143	67	PepsiCo Inc	3,023	201
			Pernod-Ricard SA	174	16

See accompanying notes

112

Schedule of Investments
Asset Allocation Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Beverages (continued)			Commercial Services (continued)
SABMiller PLC	907	$ 32	Moody's Corp	234	$ 8
		$ 696	Robert Half International Inc	235	7
			RR Donnelley & Sons Co	699	10
Biotechnology - 0.65%			SGS SA	12	20
Amgen Inc	2,359	152	Sodexo	105	7
Biogen Idec Inc (a)	1,021	112
Celgene Corp (a)	105	7	Visa Inc	914	93
Gilead Sciences Inc (a)	1,826	75	Western Union Co/The	1,464	27
Life Technologies Corp (a)	291	11			$ 401
Novozymes A/S	205	6	Computers - 3.12%
		$ 363	Accenture PLC - Class A	114	6
			Apple Inc (a)	1,873	758
Building Materials - 0.17%			AtoS	31	1
Cie de St-Gobain	340	13	Cap Gemini SA	264	8
Eagle Materials Inc	299	8	Cognizant Technology Solutions Corp (a)	697	45
Fortune Brands Home & Security Inc (a)	125	2
			Dell Inc (a)	2,995	44
Geberit AG (a)	48	9
			EMC Corp/Massachusetts (a)	4,563	98
Lafarge SA	82	3	Hewlett-Packard Co	5,551	143
Louisiana-Pacific Corp (a)	906	7
			IBM Corp	2,561	471
Masco Corp	2,365	25	Lexmark International Inc	176	6
Owens Corning Inc (a)	798	23
			NetApp Inc (a)	825	30
Universal Forest Products Inc	130	4	SanDisk Corp (a)	2,415	119
		$ 94	Teradata Corp (a)	344	17
Chemicals - 1.17%					$ 1,746
Air Liquide SA	227	28	Consumer Products - 0.29%
Air Products & Chemicals Inc	175	15	Avery Dennison Corp	178	5
Airgas Inc	90	7	Clorox Co/The	792	53
Akzo Nobel NV	95	4	Henkel AG & Co KGaA	126	6
BASF SE	844	59	Husqvarna AB	321	1
Bayer AG	609	39	Kimberly-Clark Corp	1,088	80
CF Industries Holdings Inc	615	89	Reckitt Benckiser Group PLC	341	17
Dow Chemical Co/The	398	11			$ 162
Ecolab Inc	369	21
EI du Pont de Nemours & Co	2,836	130	Cosmetics & Personal Care - 0.99%
FMC Corp	139	12	Avon Products Inc	418	7
Georgia Gulf Corp (a)	225	4	Beiersdorf AG	84	5
Givaudan SA (a)	8	8	Colgate-Palmolive Co	702	65
International Flavors & Fragrances Inc	127	7	Estee Lauder Cos Inc/The	48	6
Johnson Matthey PLC	201	6	L'Oreal SA	135	14
K+S AG	126	6	Procter & Gamble Co	6,838	456
Koninklijke DSM NV	426	20			$ 553
Lanxess AG	79	4
Linde AG	141	21	Distribution & Wholesale - 0.26%
			Arrow Electronics Inc (a)	2,174	81
Lonza Group AG (a)	39	2
Monsanto Co	571	40	Genuine Parts Co	388	24
Mosaic Co/The	72	4	Li & Fung Ltd	12,000	22
PPG Industries Inc	165	14	Watsco Inc	217	14
Praxair Inc	579	62	Wolseley PLC	210	7
Sherwin-Williams Co/The	26	2			$ 148
Sigma-Aldrich Corp	90	6	Diversified Financial Services - 0.52%
Solvay SA	16	1	American Express Co	1,284	60
Syngenta AG	90	26	BlackRock Inc	43	8
Yara International ASA	154	6	Charles Schwab Corp/The	456	5
		$ 654	CME Group Inc	127	31
			Deutsche Boerse AG (a)	142	7
Coal - 0.07%
Consol Energy Inc	554	20	Discover Financial Services	1,602	38
			E*Trade Financial Corp (a)	72	1
Peabody Energy Corp	529	18
		$ 38	Federated Investors Inc	182	3
			Franklin Resources Inc	247	24
Commercial Services - 0.72%			Hong Kong Exchanges and Clearing Ltd	2,775	44
Abertis Infraestructuras SA	127	2	Janus Capital Group Inc	274	2
Aggreko PLC	596	19	Legg Mason Inc	386	9
Atlantia SpA	239	4	NASDAQ OMX Group Inc/The (a)	339	8
Automatic Data Processing Inc	1,486	80	NYSE Euronext	490	13
Capita Group PLC/The	999	10	Old Mutual PLC	4,667	10
Edenred	160	4	SLM Corp	1,194	16
Equifax Inc	178	7	T Rowe Price Group Inc	228	13
Experian PLC	1,136	15			$ 292
G4S PLC	2,842	12
Iron Mountain Inc	298	9	Electric - 2.24%
			AES Corp/The (a)	1,054	12
Mastercard Inc	181	67

See accompanying notes

113

Schedule of Investments Asset Allocation Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Electric (continued)			Engineering & Construction (continued)
Ameren Corp	983	$ 33	URS Corp (a)	2,191	$ 77
American Electric Power Co Inc	983	41	Vinci SA	351	15
CLP Holdings Ltd	5,000	43			$ 200
Consolidated Edison Inc	540	33
Constellation Energy Group Inc	808	32	Environmental Control - 0.11%
Dominion Resources Inc/VA	1,795	95	Republic Services Inc	649	18
			Stericycle Inc (a)	91	7
DTE Energy Co	540	29
Duke Energy Corp	2,330	51	Waste Management Inc	1,184	39
E.ON AG	1,513	33			$ 64
EDF SA	238	6	Food - 1.87%
Edison International	536	22	Associated British Foods PLC	259	5
EDP - Energias de Portugal SA	1,725	5	Campbell Soup Co	365	12
Enel SpA	6,358	26	Carrefour SA	397	9
Entergy Corp	540	39	ConAgra Foods Inc	3,062	81
Exelon Corp	908	39	Danone	520	33
FirstEnergy Corp	711	32	Delhaize Group SA	96	5
Fortum OYJ	445	10	Distribuidora Internacional de Alimentacion	397	2
GDF Suez	968	26	SA (a)
Iberdrola SA	3,639	23	General Mills Inc	1,776	72
Integrys Energy Group Inc	1,410	76	HJ Heinz Co	986	53
International Power PLC	959	5	Kellogg Co	738	37
NextEra Energy Inc	983	60	Koninklijke Ahold NV	1,195	16
Northeast Utilities	708	26	Kraft Foods Inc	2,107	79
NRG Energy Inc (a)	3,237	59	Kroger Co/The	1,592	39
Pepco Holdings Inc	264	5	Nestle SA	2,161	124
PG&E Corp	536	22	Safeway Inc	3,603	76
Pinnacle West Capital Corp	175	8	Sara Lee Corp	866	16
Power Assets Holdings Ltd	4,000	30	Smithfield Foods Inc (a)	4,214	102
PPL Corp	636	19	Suedzucker AG	73	2
Progress Energy Inc	808	45	SUPERVALU Inc	600	5
Public Service Enterprise Group Inc	811	27	Sysco Corp	870	26
Red Electrica Corporacion SA	122	5	TESCO PLC	5,941	37
RWE AG	505	18	Tyson Foods Inc	977	20
SCANA Corp	175	8	Unilever NV - CVA	936	32
Southern Co/The	2,522	117	Unilever PLC	827	28
SSE PLC	714	14	Whole Foods Market Inc	1,772	123
Terna Rete Elettrica Nazionale SpA	1,084	4	WM Morrison Supermarkets PLC	2,530	13
Verbund AG	70	2			$ 1,047
Wisconsin Energy Corp	1,186	41
Xcel Energy Inc	1,083	30	Food Service - 0.03%
		$ 1,251	Compass Group PLC	1,645	16

Electrical Components & Equipment - 0.18%
Emerson Electric Co	1,475	69	Forest Products & Paper - 0.14%
Legrand SA	93	3	Deltic Timber Corp	84	5
Molex Inc	189	4	International Paper Co	211	6
Schneider Electric SA	413	22	MeadWestvaco Corp	2,022	61
Vestas Wind Systems A/S (a)	188	2	Stora Enso OYJ	107	1
		$ 100	Svenska Cellulosa AB	200	3
			UPM-Kymmene OYJ	480	5
Electronics - 0.58%					$ 81
Agilent Technologies Inc	593	21
Amphenol Corp	310	14	Gas - 0.25%
Honeywell International Inc	2,182	118	CenterPoint Energy Inc	1,079	22
Jabil Circuit Inc	351	7	Centrica PLC	4,484	20
Koninklijke Philips Electronics NV	991	21	Enagas SA	173	3
Thermo Fisher Scientific Inc (a)	799	36	Hong Kong & China Gas Co Ltd	11,000	25
Tyco International Ltd	2,262	106	National Grid PLC	2,219	22
		$ 323	NiSource Inc	440	10
			Sempra Energy	629	35
Engineering & Construction - 0.36%			Snam Rete Gas SpA	1,089	5
ABB Ltd (a)	1,724	33			$ 142
ACS Actividades de Construccion y Servicios	153	5
SA			Hand & Machine Tools - 0.07%
Aeroports de Paris	14	1	Sandvik AB	808	10
Aker Solutions ASA	118	1	Schindler Holding AG - PC	51	6
Bouygues SA	181	6	Stanley Black & Decker Inc	336	23
Ferrovial SA	414	5			$ 39
Foster Wheeler AG (a)	2,316	44
Jacobs Engineering Group Inc (a)	250	10	Healthcare - Products - 0.78%
Kvaerner ASA (a)	118	—	Baxter International Inc	1,070	53
			Becton Dickinson and Co	464	35
Skanska AB	201	3

See accompanying notes

114

Schedule of Investments
Asset Allocation Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Insurance (continued)
Boston Scientific Corp (a)	2,319	$ 12	Aflac Inc	390	$ 17
CareFusion Corp (a)	336	9	Ageas	1,901	3
Cie Generale d'Optique Essilor International	219	15	AIA Group Ltd	18,400	58
SA			Allianz SE	285	27
CR Bard Inc	225	19	Allstate Corp/The	634	17
Fresenius SE & Co KGaA	109	10	American International Group Inc (a)	200	5
Intuitive Surgical Inc (a)	81	37	Aon Corp	394	18
Luxottica Group SpA	93	3	Assicurazioni Generali SpA	1,940	29
Medtronic Inc	2,207	84	Assurant Inc	1,540	63
Patterson Cos Inc	254	7	Aviva PLC	2,675	13
QIAGEN NV (a)	233	3	AXA SA	1,380	18
Smith & Nephew PLC	1,226	12	Berkshire Hathaway Inc - Class B (a)	1,778	136
Sonova Holding AG (a)	65	7	Chubb Corp/The	1,857	129
St Jude Medical Inc	806	28	Fidelity National Financial Inc	3,678	59
Stryker Corp	831	41	Genworth Financial Inc (a)	600	4
Synthes Inc (b)	83	14	Hartford Financial Services Group Inc	520	8
Varian Medical Systems Inc (a)	338	23	ING Groep NV (a)	3,371	24
Zimmer Holdings Inc	442	24	Legal & General Group PLC	4,570	7
		$ 436	Lincoln National Corp	2,457	48
			Loews Corp	407	15
Healthcare - Services - 0.90%			Marsh & McLennan Cos Inc	634	20
Aetna Inc	509	21	MetLife Inc	1,047	33
Cigna Corp	648	27	Muenchener Rueckversicherungs AG	164	20
Coventry Health Care Inc (a)	3,290	100
DaVita Inc (a)	225	17	PartnerRe Ltd	802	52
			Progressive Corp/The	874	17
Fresenius Medical Care AG & Co KGaA	201	14	Prudential Financial Inc	590	30
HealthSouth Corp (a)	4,600	81
			Prudential PLC	2,121	21
Humana Inc	200	17	RSA Insurance Group PLC	3,229	5
Laboratory Corp of America Holdings (a)	338	29
			Sampo OYJ	659	16
Quest Diagnostics Inc	254	15	Standard Life PLC	2,117	7
Tenet Healthcare Corp (a)	1,525	8
			Swiss Re AG (a)	100	5
UnitedHealth Group Inc	1,336	68	Travelers Cos Inc/The	534	32
Universal Health Services Inc	1,960	76	Unum Group	3,524	74
WellPoint Inc	436	29	XL Group PLC	427	8
		$ 502	Zurich Financial Services (a)	103	23
Holding Companies - Diversified - 0.22%					$ 1,098
Groupe Bruxelles Lambert SA	197	13	Internet - 1.10%
Hutchison Whampoa Ltd	6,000	50	Amazon.com Inc (a)	551	95
LVMH Moet Hennessy Louis Vuitton SA	167	24	eBay Inc (a)	2,216	67
Swire Pacific Ltd	2,000	24	Expedia Inc	164	5
Wharf Holdings Ltd	3,300	15	Google Inc (a)	448	289
		$ 126	Priceline.com Inc (a)	88	41
Home Builders - 1.06%			Symantec Corp (a)	1,753	28
DR Horton Inc	8,183	103	TripAdvisor Inc (a)	164	4
KB Home	1,691	11	Yahoo! Inc (a)	5,422	88
Lennar Corp	4,777	94			$ 617
M/I Homes Inc (a)	427	4
			Investment Companies - 0.03%
MDC Holdings Inc	1,026	18	Investor AB	536	10
Meritage Homes Corp (a)	721	17
NVR Inc (a)	123	84	Resolution Ltd	1,236	5
Pulte Group Inc (a)	9,396	59			$ 15
Ryland Group Inc/The	931	15	Iron & Steel - 0.32%
Skyline Corp	44	—	Allegheny Technologies Inc	33	2
Standard Pacific Corp (a)	7,399	24	ArcelorMittal	796	15
Toll Brothers Inc (a)	7,920	162	Cliffs Natural Resources Inc	276	17
		$ 591	Nucor Corp	157	6
			Rio Tinto PLC	1,038	50
Home Furnishings - 0.02%			Salzgitter AG	14	1
Electrolux AB	200	3	Steel Dynamics Inc	6,278	82
Harman International Industries Inc	108	4	ThyssenKrupp AG	137	3
Whirlpool Corp	64	3	United States Steel Corp	54	1
		$ 10	Voestalpine AG	96	3
Housewares - 0.01%					$ 180
Newell Rubbermaid Inc	260	4	Leisure Products & Services - 0.01%
			Carnival PLC	241	8
Insurance - 1.96%
ACE Ltd	400	28	Lodging - 0.12%
Admiral Group PLC	254	3	Accor SA	203	5
Aegon NV (a)	1,388	6
			Intercontinental Hotels Group PLC	357	7

See accompanying notes

115

Schedule of Investments
Asset Allocation Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Lodging (continued)			Miscellaneous Manufacturing - 1.24%
Sands China Ltd (a)	7,600	$ 22	3M Co	1,129	$ 92
Starwood Hotels & Resorts Worldwide Inc	526	25	Alfa Laval AB	342	7
Whitbread PLC	250	6	Danaher Corp	1,517	71
Wynn Resorts Ltd	21	2	Eaton Corp	424	18
		$ 67	General Electric Co	17,632	316
			Illinois Tool Works Inc	2,239	105
Machinery - Construction & Mining - 0.34%			ITT Corp	172	3
Atlas Copco AB - A Shares	562	12	Leggett & Platt Inc	127	3
Atlas Copco AB - B Shares	336	7	Orkla ASA	638	5
Caterpillar Inc	1,889	171	Siemens AG	582	56
		$ 190	Smiths Group PLC	367	5
Machinery - Diversified - 0.17%			Textron Inc	423	8
Alstom SA	193	6	Wartsila OYJ Abp	139	4
Cummins Inc	184	16			$ 693
Deere & Co	503	39	Office & Business Equipment - 0.06%
Hexagon AB	200	3	Pitney Bowes Inc	689	13
Kone OYJ	138	7	Xerox Corp	2,374	19
Metso OYJ	96	3			$ 32
Weir Group PLC/The	349	11
Xylem Inc/NY	345	9	Oil & Gas - 5.02%
		$ 94	Anadarko Petroleum Corp	2,512	192
			Apache Corp	1,069	97
Media - 1.57%			BG Group PLC	1,949	42
AMC Networks Inc (a)	108	4
			BP PLC	11,853	85
British Sky Broadcasting Group PLC	740	8	Cairn Energy PLC (a)	1,150	5
Cablevision Systems Corp	435	6	Chesapeake Energy Corp	4,244	95
CBS Corp	1,245	34	Chevron Corp	3,948	420
Comcast Corp - Class A	6,707	159	ConocoPhillips	3,523	257
DIRECTV (a)	2,062	88
			Denbury Resources Inc (a)	1,108	17
Discovery Communications Inc - A Shares (a)	463	19
			Devon Energy Corp	988	61
Gannett Co Inc	285	4	Diamond Offshore Drilling Inc	227	12
ITV PLC	2,467	3	ENI SpA	2,073	43
McGraw-Hill Cos Inc/The	496	22	EOG Resources Inc	525	52
Modern Times Group AB	37	2	Exxon Mobil Corp	8,440	715
News Corp - Class A	4,579	82	Galp Energia SGPS SA	200	3
Reed Elsevier NV	966	11	Hess Corp	1,638	93
Reed Elsevier PLC	1,680	14	Marathon Oil Corp	1,414	41
Scripps Networks Interactive	254	11	Marathon Petroleum Corp	707	23
Societe Television Francaise 1	90	1	Murphy Oil Corp	216	12
Time Warner Cable Inc	699	44	Newfield Exploration Co (a)	227	9
Time Warner Inc	4,400	159	Noble Corp (a)	554	17
Viacom Inc	1,421	64	Noble Energy Inc	188	18
Walt Disney Co/The	3,889	146	Occidental Petroleum Corp	1,539	144
		$ 881	Pioneer Natural Resources Co	227	20
Metal Fabrication & Hardware - 0.15%			Repsol YPF SA	237	7
Assa Abloy AB	271	7	Royal Dutch Shell PLC - A Shares	2,290	84
Precision Castparts Corp	365	60	Royal Dutch Shell PLC - B Shares	1,743	66
SKF AB	291	6	Southwestern Energy Co (a)	1,014	32
Tenaris SA	402	7	Statoil ASA	959	25
Vallourec SA	73	5	Total SA	1,444	74
		$ 85	Transocean Ltd/Switzerland	234	9
			Tullow Oil PLC	678	15
Mining - 0.55%			Valero Energy Corp	1,281	27
Alcoa Inc	522	5			$ 2,812
Anglo American PLC	951	35
Antofagasta PLC	255	5	Oil & Gas Services - 0.85%
BHP Billiton PLC	1,585	46	Amec PLC	280	4
Freeport-McMoRan Copper & Gold Inc	1,824	67	Baker Hughes Inc	898	44
Kazakhmys PLC	218	3	Cameron International Corp (a)	673	33
Lonmin PLC	147	2	Cie Generale de Geophysique-Veritas (a)	121	3
Molycorp Inc (a)	1,179	28	FMC Technologies Inc (a)	554	29
Newmont Mining Corp	1,054	63	Fugro NV	46	3
Norsk Hydro ASA	956	5	Halliburton Co	2,120	73
Randgold Resources Ltd	82	8	National Oilwell Varco Inc	983	67
Umicore SA	116	5	Petrofac Ltd	247	5
Vedanta Resources PLC	123	2	Saipem SpA	204	9
Vulcan Materials Co	65	3	Schlumberger Ltd	2,849	194
Xstrata PLC	1,994	30	Subsea 7 SA (a)	201	4
		$ 307	Technip SA	75	7
					$ 475

See accompanying notes

116

Schedule of Investments Asset Allocation Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Packaging & Containers - 0.02%			Retail - 3.10%
Ball Corp	180	$ 6	Abercrombie & Fitch Co	148	$ 7
Owens-Illinois Inc (a)	86	2	AutoZone Inc (a)	116	38
Rexam PLC	230	1	Bed Bath & Beyond Inc (a)	505	29
Sealed Air Corp	94	2	Best Buy Co Inc	372	9
		$ 11	CarMax Inc (a)	328	10
			Cie Financiere Richemont SA	352	18
Pharmaceuticals - 3.93%			Costco Wholesale Corp	790	66
Abbott Laboratories	4,241	238	CVS Caremark Corp	2,357	96
Actelion Ltd (a)	79	3
			Esprit Holdings Ltd	2,257	3
Allergan Inc/United States	710	62	Family Dollar Stores Inc	127	7
AmerisourceBergen Corp	515	19	GameStop Corp	194	5
AstraZeneca PLC	943	44	Gap Inc/The	6,283	116
Bristol-Myers Squibb Co	7,869	277	Hennes & Mauritz AB	740	24
Cardinal Health Inc	424	17	Home Depot Inc/The	3,635	153
Eli Lilly & Co	1,460	61	Inditex SA	167	14
Express Scripts Inc (a)	1,118	50
			JC Penney Co Inc	196	7
GlaxoSmithKline PLC	3,502	80	Kingfisher PLC	1,770	7
Johnson & Johnson	5,693	373	Kohl's Corp	480	24
McKesson Corp	343	27	Lowe's Cos Inc	1,753	44
Mead Johnson Nutrition Co	540	37	Ltd Brands Inc	444	18
Medco Health Solutions Inc (a)	915	51
			Macy's Inc	557	18
Merck & Co Inc	5,724	216	Marks & Spencer Group PLC	2,131	10
Merck KGaA	48	5	McDonald's Corp	3,064	307
Novartis AG	1,579	90	Next PLC	193	8
Novo Nordisk A/S	254	29	Nordstrom Inc	201	10
Omnicare Inc	2,846	98	O'Reilly Automotive Inc (a)	198	16
Pfizer Inc	13,079	283	PPR	54	8
Roche Holding AG	394	67	Ross Stores Inc	396	19
Sanofi-Aventis SA	768	56	Sears Holdings Corp (a)	163	5
Shire PLC	432	15	Staples Inc	717	10
		$ 2,198	Starbucks Corp	2,078	96
Pipelines - 0.21%			Swatch Group AG/The - BR	23	9
El Paso Corp	1,108	29	Target Corp	983	50
ONEOK Inc	100	9	Tiffany & Co	164	11
Spectra Energy Corp	781	24	TJX Cos Inc	728	47
Williams Cos Inc	1,660	55	Urban Outfitters Inc (a)	164	4
		$ 117	Walgreen Co	1,184	39
			Wal-Mart Stores Inc	3,640	217
Publicly Traded Investment Fund - 1.05%			Yum! Brands Inc	2,665	157
Market Vectors Russia ETF	10,300	275			$ 1,736
SPDR S&P MidCap 400 ETF Trust	37	6
Technology Select Sector SPDR Fund	12,000	305	Savings & Loans - 0.02%
		$ 586	People's United Financial Inc	1,057	14

Real Estate - 0.29%
Cheung Kong Holdings Ltd	4,000	47	Semiconductors - 1.21%
			Advanced Micro Devices Inc (a)	150	1
Hang Lung Group Ltd	2,000	11
Hang Lung Properties Ltd	6,000	17	Altera Corp	154	6
Henderson Land Development Co Ltd	3,061	15	Analog Devices Inc	144	5
IMMOFINANZ AG	680	2	Applied Materials Inc	3,402	36
Kerry Properties Ltd	2,000	7	ARM Holdings PLC	1,520	14
New World Development Co Ltd	7,053	6	ASML Holding NV	444	19
Sino Land Co Ltd	6,844	10	Broadcom Corp	355	10
			First Solar Inc (a)	13	1
Sun Hung Kai Properties Ltd	3,000	38
Wheelock & Co Ltd	3,000	7	Infineon Technologies AG	1,937	15
		$ 160	Intel Corp	13,391	325
			KLA-Tencor Corp	356	17
REITS - 0.10%			Linear Technology Corp	58	2
British Land Co PLC	696	5	LSI Corp (a)	138	1
Capital Shopping Centres Group PLC	439	2	MEMC Electronic Materials Inc (a)	90	—
Corio NV	47	2	Microchip Technology Inc	57	2
Fonciere Des Regions	21	2	Micron Technology Inc (a)	222	1
Gecina SA	15	1	Novellus Systems Inc (a)	18	1
Hammerson PLC	556	3	NVIDIA Corp (a)	1,139	16
ICADE	14	1	Qualcomm Inc	3,225	176
Klepierre	75	2	Renewable Energy Corp ASA (a)	200	—
Land Securities Group PLC	604	6	Texas Instruments Inc	963	28
Link REIT/The	5,619	21	Xilinx Inc	64	2
Segro PLC	584	2			$ 678
Unibail-Rodamco SE	63	11
		$ 58

See accompanying notes

117

Schedule of Investments
Asset Allocation Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Shipbuilding - 0.00%			Transportation (continued)
Huntington Ingalls Industries Inc (a)	60	$ 2	FedEx Corp	44	$ 4
			Firstgroup PLC	1	—
Software- 1.57%			Groupe Eurotunnel SA	234	2
Adobe Systems Inc (a)	985	28	Koninklijke Vopak NV	29	2
Cerner Corp (a)	450	28	Kuehne + Nagel International AG	23	3
Citrix Systems Inc (a)	425	26	MTR Corp	4,064	13
			Norfolk Southern Corp	1,581	115
Dassault Systemes SA	60	5	PostNL NV	375	1
Dun & Bradstreet Corp/The	53	4
Intuit Inc	936	49	TNT Express NV	375	3
			Union Pacific Corp	1,121	119
Microsoft Corp	15,846	411	United Parcel Service Inc	1,801	132
Oracle Corp	7,106	182
Red Hat Inc (a)	1,974	82			$ 529
Sage Group PLC	1,121	5	Water - 0.02%
Salesforce.com Inc (a)	280	28	Severn Trent PLC	208	5
SAP AG	571	30	United Utilities Group PLC	489	4
		$ 878	Veolia Environnement	249	3

Telecommunications - 3.06%					$ 12
Alcatel-Lucent/France (a)	4,658	7	TOTAL COMMON STOCKS		$ 30,324
American Tower Corp	1,668	100	PREFERRED STOCKS - 0.07%	Shares Held	Value (000's)
AT&T Inc	12,380	374	Automobile Manufacturers - 0.05%
BT Group PLC	3,105	9	Porsche Automobil Holding SE	145	8
CenturyLink Inc	3,277	122	Volkswagen AG	131	19
Ciena Corp (a)	9,401	114
					$ 27
Cisco Systems Inc	9,963	180
Corning Inc	3,308	43	Consumer Products - 0.02%
Deutsche Telekom AG	2,423	28	Henkel AG & Co KGaA	153	9
Eutelsat Communications SA	62	2
France Telecom SA	1,312	21	Media - 0.00%
Frontier Communications Corp	2,199	11	ProSiebenSat.1 Media AG	114	2
Inmarsat PLC	440	3
Juniper Networks Inc (a)	1,148	23
			TOTAL PREFERRED STOCKS		$ 38
Koninklijke KPN NV	1,024	12		Principal
MetroPCS Communications Inc (a)	888	8
Millicom International Cellular SA	100	10	BONDS - 16.56%	Amount (000's)	Value (000's)
Motorola Mobility Holdings Inc (a)	544	21	Advertising - 0.05%
Motorola Solutions Inc	593	28	WPP Finance 2010
Nokia OYJ	2,204	11	4.75%, 11/21/2021(b)	$ 30	$ 30
Nortel Networks Corp (a)	38	—
Portugal Telecom SGPS SA	1,019	6	Aerospace & Defense - 0.09%
SES SA	202	5
Sprint Nextel Corp (a)	1,100	3	L-3 Communications Corp
Swisscom AG	59	22	4.95%, 2/15/2021	50	50
Telecom Italia SpA	5,861	6
Telefonaktiebolaget LM Ericsson	1,676	17	Agriculture - 0.22%
Telefonica SA	2,781	48	Altria Group Inc
Telefonica SA ADR	3	—	9.25%, 8/6/2019	30	40
Telenor ASA	1,126	19	BAT International Finance PLC
TeliaSonera AB	3,274	22	9.50%, 11/15/2018(b)	40	54
Verizon Communications Inc	7,655	307	Bunge Ltd Finance Corp
Vivendi SA	997	22	8.50%, 6/15/2019	25	31
Vodafone Group PLC	38,004	106			$ 125

		$ 1,710	Banks - 2.84%
Textiles - 0.07%			Abbey National Treasury Services
Cintas Corp	428	15	PLC/London
Mohawk Industries Inc (a)	459	27	3.88%, 11/10/2014(b)	100	94
		$ 42	Australia & New Zealand Banking Group Ltd
			3.25%, 3/1/2016(b)	100	101
Toys, Games & Hobbies - 0.02%			Bank of America Corp
Hasbro Inc	108	3	5.65%, 5/1/2018	80	76
Mattel Inc	276	8	Barclays Bank PLC
		$ 11	6.75%, 5/22/2019	45	50
Transportation - 0.95%			BBVA US Senior SAU
AP Moller - Maersk A/S - A shares	1	6	3.25%, 5/16/2014	100	95
AP Moller - Maersk A/S - B shares	2	13	BNP Paribas SA
CH Robinson Worldwide Inc	489	34	5.00%, 1/15/2021	50	48
CSX Corp	2,396	50	Citigroup Inc
Deutsche Post AG	1,075	16	6.13%, 11/21/2017	35	37
DSV A/S	94	2	6.13%, 5/15/2018	35	37
Expeditors International of Washington Inc	349	14	8.50%, 5/22/2019	70	82

See accompanying notes

118

Schedule of Investments
Asset Allocation Account
December 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Banks (continued)			Diversified Financial Services (continued)
Credit Suisse/New York NY			General Electric Capital Corp	(continued)
5.40%, 1/14/2020	$ 50	$ 47	6.00%, 8/7/2019		$ 85	$ 97
6.00%, 2/15/2018	10	10	Harley-Davidson Funding Corp
Goldman Sachs Group Inc/The			6.80%, 6/15/2018(b)		45	52
6.15%, 4/1/2018	155	160	Macquarie Bank Ltd
7.50%, 2/15/2019	35	39	6.63%, 4/7/2021(b)		30	28
HSBC Holdings PLC			Macquarie Group Ltd
5.10%, 4/5/2021	200	213	6.00%, 1/14/2020(b)		35	33
JP Morgan Chase & Co			Merrill Lynch & Co Inc
3.15%, 7/5/2016	75	75	6.88%, 4/25/2018		70	69
4.95%, 3/25/2020	35	37	NASDAQ OMX Group Inc/The
6.00%, 1/15/2018	80	89	5.55%, 1/15/2020		5	5
Lloyds TSB Bank PLC			SLM Corp
5.80%, 1/13/2020(b)	100	95	6.25%, 1/25/2016		45	44
Regions Financial Corp			TD Ameritrade Holding Corp
5.75%, 6/15/2015	30	29	5.60%, 12/1/2019		60	65
Standard Chartered PLC						$ 820
3.85%, 4/27/2015(b)	100	101
SunTrust Banks Inc			Electric - 0.47%
3.50%, 1/20/2017	40	40	EDF SA
			4.60%, 1/27/2020(b)		25	26
Wachovia Corp
5.63%, 10/15/2016	30	33	Exelon Generation Co LLC
		$ 1,588	6.25%, 10/1/2039		95	116
			FirstEnergy Solutions Corp
Biotechnology - 0.34%			6.05%, 8/15/2021		65	72
Amgen Inc			PPL WEM Holdings PLC
2.50%, 11/15/2016	35	36	3.90%, 5/1/2016(b)		50	50
3.88%, 11/15/2021	15	15				$ 264
Gilead Sciences Inc
4.50%, 4/1/2021	40	42	Engineering & Construction - 0.18%
5.65%, 12/1/2041	30	33	BAA Funding Ltd
			4.88%, 7/15/2021(b)		100	103
Life Technologies Corp
6.00%, 3/1/2020	55	62
		$ 188	Finance - Mortgage Loan/Banker - 1.30%
			Fannie Mae
Building Materials - 0.28%			1.25%, 9/28/2016		250	251
CRH America Inc			2.50%, 5/15/2014		200	209
6.00%, 9/30/2016	55	59
Holcim US Finance Sarl & Cie SCS			6.63%, 11/15/2030		25	37
6.00%, 12/30/2019(b)	65	67	Freddie Mac
Lafarge SA			3.75%, 3/27/2019		200	228
5.50%, 7/9/2015(b)	30	30				$ 725
		$ 156	Food - 0.43%
			ConAgra Foods Inc
Chemicals - 0.09%			8.25%, 9/15/2030		20	25
Ecolab Inc			Delhaize Group SA
3.00%, 12/8/2016	35	36
4.35%, 12/8/2021	15	16	5.70%, 10/1/2040		66	68
			Kraft Foods Inc
		$ 52	6.88%, 1/26/2039		55	73
Commercial Services - 0.07%			7.00%, 8/11/2037		25	34
Verisk Analytics Inc			Woolworths Ltd
5.80%, 5/1/2021	35	38	4.00%, 9/22/2020(b)		40	41
						$ 241

Computers - 0.12%			Forest Products & Paper - 0.17%
Hewlett-Packard Co			Georgia-Pacific LLC
4.65%, 12/9/2021	65	69	7.75%, 11/15/2029		25	32
			8.88%, 5/15/2031		35	48
			MeadWestvaco Corp
Distribution & Wholesale - 0.02%			7.38%, 9/1/2019		15	17
Ingram Micro Inc
5.25%, 9/1/2017	10	10				$ 97
			Healthcare - Products - 0.08%
Diversified Financial Services - 1.47%			Boston Scientific Corp
ABB Treasury Center USA Inc			6.00%, 1/15/2020		40	45
2.50%, 6/15/2016(b)	70	70
FUEL Trust			Healthcare - Services - 0.42%
4.21%, 4/15/2016(b)	200	202	Cigna Corp
General Electric Capital Corp			2.75%, 11/15/2016		60	60
5.30%, 2/11/2021	40	43	Coventry Health Care Inc
5.63%, 5/1/2018	100	112	5.45%, 6/15/2021		45	50

See accompanying notes

119

Schedule of Investments
Asset Allocation Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000's)

Healthcare - Services (continued)			Mining (continued)
Quest Diagnostics Inc/DE			Teck Resources Ltd
6.95%, 7/1/2037	$ 35 $	44	4.75%, 1/15/2022	$ 100	$ 107
UnitedHealth Group Inc			Vale Overseas Ltd
6.63%, 11/15/2037	65	83	5.63%, 9/15/2019	30	33
	$ 237		6.88%, 11/10/2039	5	6

Insurance - 1.15%					$ 233
Aegon NV			Miscellaneous Manufacturing - 0.06%
4.63%, 12/1/2015	50	52	Cooper US Inc
American International Group Inc			5.25%, 11/15/2012	30	31
6.40%, 12/15/2020	70	71
Berkshire Hathaway Inc
3.75%, 8/15/2021	90	93	Mortgage Backed Securities - 0.98%
			Citigroup Commercial Mortgage Trust
CNA Financial Corp			6.07%, 12/10/2049(c)	50	56
5.75%, 8/15/2021	60	61
Genworth Financial Inc			Commercial Mortgage Pass Through
			Certificates
7.20%, 2/15/2021	35	32	5.81%, 12/10/2049(c)	150	167
Hartford Financial Services Group Inc			FREMF Mortgage Trust
5.50%, 3/30/2020	35	36	4.89%, 7/25/2044(b),(c)	100	93
MetLife Inc			JP Morgan Chase Commercial Mortgage
7.72%, 2/15/2019	25	31
Nationwide Financial Services Inc			Securities Corp
5.38%, 3/25/2021(b)	25	25	4.17%, 8/15/2046	90	96
			4.39%, 7/15/2046(b)	125	134
Pacific LifeCorp
6.00%, 2/10/2020(b)	50	53			$ 546
Prudential Financial Inc			Oil & Gas - 0.28%
7.38%, 6/15/2019	85	100	Anadarko Petroleum Corp
Reinsurance Group of America Inc			6.95%, 6/15/2019	25	30
6.45%, 11/15/2019	35	39	EQT Corp
Willis Group Holdings PLC			4.88%, 11/15/2021	25	25
4.13%, 3/15/2016	50	51	8.13%, 6/1/2019	15	18
	$ 644		Hess Corp
Internet - 0.03%			6.00%, 1/15/2040	50	59
			Marathon Petroleum Corp
Expedia Inc			5.13%, 3/1/2021	25	26
5.95%, 8/15/2020	15	15			$ 158

Iron & Steel - 0.07%			Other Asset Backed Securities - 0.50%
ArcelorMittal			PSE&G Transition Funding LLC
9.85%, 6/1/2019	35	39	6.75%, 6/15/2016	250	280

Lodging - 0.14%			Packaging & Containers - 0.17%
Hyatt Hotels Corp			Bemis Co Inc
6.88%, 8/15/2019(b)	25	28	4.50%, 10/15/2021	40	42
Wyndham Worldwide Corp			Sonoco Products Co
5.63%, 3/1/2021	50	51	5.75%, 11/1/2040	50	54
	$ 79				$ 96

Media - 0.48%			Pharmaceuticals - 0.25%
CBS Corp			Sanofi-Aventis SA
8.88%, 5/15/2019	20	26	4.00%, 3/29/2021	55	61
Comcast Corp			Teva Pharmaceutical Finance IV BV
5.15%, 3/1/2020	30	34	3.65%, 11/10/2021	80	81
DIRECTV Holdings LLC / DIRECTV					$ 142
Financing Co Inc			Pipelines - 0.51%
7.63%, 5/15/2016	20	21	Energy Transfer Partners LP
NBCUniversal Media LLC			9.00%, 4/15/2019	35	42
4.38%, 4/1/2021	25	26	Enterprise Products Operating LLC
5.15%, 4/30/2020	40	45	5.25%, 1/31/2020	45	50
Time Warner Inc			6.50%, 1/31/2019	35	41
4.70%, 1/15/2021	35	38	Kinder Morgan Energy Partners LP
4.75%, 3/29/2021	60	65	5.95%, 2/15/2018	25	28
4.88%, 3/15/2020	15	16	Kinder Morgan Finance Co ULC
	$ 271		5.70%, 1/5/2016	25	26
Mining - 0.42%			Plains All American Pipeline LP / PAA
Barrick North America Finance LLC			Finance Corp
4.40%, 5/30/2021	35	38	6.70%, 5/15/2036	65	77
Kinross Gold Corp			8.75%, 5/1/2019	15	19
5.13%, 9/1/2021(b)	50	49			$ 283

See accompanying notes

120

Schedule of Investments
Asset Allocation Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Real Estate - 0.21%			Telecommunications (continued)
Brookfield Asset Management Inc			CenturyLink Inc
5.80%, 4/25/2017	$ 30	$ 32	6.45%, 6/15/2021	$ 30	$ 30
Dexus Diversified Trust / Dexus Office Trust			Deutsche Telekom International Finance BV
5.60%, 3/15/2021(b)	35	35	8.75%, 6/15/2030(c)	20	28
WEA Finance LLC			Qwest Corp
4.63%, 5/10/2021(b)	50	49	6.88%, 9/15/2033	25	25
		$ 116	Telecom Italia Capital SA
			7.00%, 6/4/2018	30	28
REITS - 0.59%			Telefonica Europe BV
Brandywine Operating Partnership LP			8.25%, 9/15/2030	50	55
4.95%, 4/15/2018	50	49	Verizon Communications Inc
Digital Realty Trust LP			4.60%, 4/1/2021	20	23
4.50%, 7/15/2015	70	72	4.75%, 11/1/2041	25	27
ERP Operating LP			8.95%, 3/1/2039	25	40
4.63%, 12/15/2021	15	15	Vivendi SA
Health Care REIT Inc			6.63%, 4/4/2018(b)	25	28
6.13%, 4/15/2020	10	10			$ 349
Simon Property Group LP
4.13%, 12/1/2021	50	52	TOTAL BONDS		$ 9,268
Ventas Realty LP / Ventas Capital Corp				Principal
4.75%, 6/1/2021	75	72	MUNICIPAL BONDS - 0.40%	Amount (000's)	Value (000's)
Wells Operating Partnership II LP			California - 0.09%
5.88%, 4/1/2018	60	62	State of California
		$ 332	6.65%, 3/1/2022	$ 45	$ 53
Retail - 0.72%
Best Buy Co Inc			Georgia - 0.12%
3.75%, 3/15/2016	55	54	Municipal Electric Authority of Georgia
CVS Pass-Through Trust			6.64%, 4/1/2057	25	26
6.04%, 12/10/2028	48	50	6.66%, 4/1/2057	40	41
8.35%, 7/10/2031(b)	10	12			$ 67
Darden Restaurants Inc
6.20%, 10/15/2017	65	74	Illinois - 0.08%
Gap Inc/The			Chicago Transit Authority
5.95%, 4/12/2021	45	43	6.20%, 12/1/2040	30	34
Home Depot Inc/The			City of Chicago IL O'Hare International
5.88%, 12/16/2036	55	69	Airport Revenue
JC Penney Co Inc			6.40%, 1/1/2040	10	12
5.65%, 6/1/2020	15	15			$ 46
JC Penney Corp Inc			New York - 0.11%
6.38%, 10/15/2036	26	22	City of New York NY
Wal-Mart Stores Inc			5.97%, 3/1/2036	25	30
5.25%, 9/1/2035	15	18	New York City Transitional Finance Authority
Wesfarmers Ltd			Future Tax Secured Revenue
2.98%, 5/18/2016(b)	30	30	5.27%, 5/1/2027	25	31
Yum! Brands Inc					$ 61
6.88%, 11/15/2037	10	13	TOTAL MUNICIPAL BONDS		$ 227
		$ 400	U.S. GOVERNMENT & GOVERNMENT	Principal
Savings & Loans - 0.64%			AGENCY OBLIGATIONS - 27.82%	Amount (000's)	Value (000's)
Nationwide Building Society			Federal Home Loan Mortgage Corporation (FHLMC) -
6.25%, 2/25/2020(b)	100	99	2.71%
Santander Holdings USA Inc			3.00%, 1/15/2027(d),(e)	$ 240	$ 248
4.63%, 4/19/2016	15	15	3.50%, 1/1/2042(d),(e)	240	246
US Central Federal Credit Union			4.00%, 12/1/2041(d)	120	126
1.90%, 10/19/2012	240	243	5.00%, 10/1/2040(d)	290	313
		$ 357	6.00%, 8/1/2037(d)	104	115
			6.00%, 11/1/2037(d)	65	72
Semiconductors - 0.05%			6.00%, 2/1/2038(d)	167	183
KLA-Tencor Corp			6.50%, 9/1/2036(d)	133	150
6.90%, 5/1/2018	25	29	7.50%, 5/1/2035(d)	17	20
			8.00%, 8/1/2032(d)	17	20
			8.50%, 8/1/2031(d)	18	22
Software - 0.05%			12.00%, 7/1/2013(d)	2	2
Fiserv Inc
3.13%, 6/15/2016	30	30			$ 1,517
			Federal National Mortgage Association (FNMA) - 6.28%
Telecommunications - 0.62%			2.40%, 5/1/2035(c),(d)	86	91
AT&T Inc			4.00%, 11/1/2041(d)	85	89
3.88%, 8/15/2021	50	53	4.00%, 12/1/2041(d)	350	368
6.30%, 1/15/2038	10	12	4.50%, 9/1/2022(d)	114	122

See accompanying notes

121

Schedule of Investments
Asset Allocation Account
December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		REPURCHASE AGREEMENTS	Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Banks (continued)
4.50%, 8/1/2040(d)	$ 51	$ 55	Investment in Joint Trading Account; Merrill	$ 27	$ 27
4.50%, 4/1/2041(d)	317	337	Lynch Repurchase Agreement; 0.01%
4.50%, 7/1/2041(d)	577	615	dated 12/30/11 maturing 01/03/12
4.50%, 7/1/2041(d)	248	264	(collateralized by US Government
4.50%, 8/1/2041(d)	69	73	Securities; $27,314; 0.00% - 5.38%; dated
4.50%, 10/1/2041(d)	119	127	08/01/12 - 01/15/27)
5.00%, 4/1/2039(d)	69	76			$ 123
5.00%, 3/1/2041(d)	332	361	TOTAL REPURCHASE AGREEMENTS		$ 123
5.50%, 2/1/2038(d)	375	410	Total Investments		$ 55,550
6.00%, 3/1/2037(d)	21	23	Other Assets in Excess of Liabilities, Net - 0.75%		$ 418
6.00%, 1/1/2038(d)	219	241	TOTAL NET ASSETS - 100.00%		$ 55,968
6.50%, 12/1/2032(d)	164	187
7.00%, 4/1/2023(d)	1	1

7.50%, 8/1/2037(d)		32	38	(a) Non-Income Producing Security
8.00%, 4/1/2033(d)		16	20	(b)		Security exempt from registration under Rule 144A of the Securities Act of
8.50%, 9/1/2039(d)		16	20	1933. These securities may be resold in transactions exempt from
			$ 3,518	registration, normally to qualified institutional buyers. Unless otherwise
Government National Mortgage Association (GNMA) -				indicated, these securities are not considered illiquid. At the end of the
2.80%				period, the value of these securities totaled $1,826 or 3.26% of net assets.
3.50%, 1/15/2042(e)		255	266	(c)		Variable Rate. Rate shown is in effect at December 31, 2011.
4.00%, 1/1/2042(e)		500	536	(d)		This entity was put into conservatorship by the US Government in 2008.
4.50%, 4/15/2039		133	146	See Notes to Financial Statements for additional information.
4.50%, 6/15/2039		281	307	(e)		Security was purchased in a "to-be-announced" ("TBA") transaction. See
4.50%, 8/15/2039		102	111	Notes to Financial Statements for additional information.
4.50%, 5/15/2040		182	199	(f)		Rate shown is the discount rate of the original purchase.
			$ 1,565

U.S. Treasury - 14.17%
0.50%, 11/15/2013		1,085	1,090	Unrealized Appreciation (Depreciation)
1.25%, 8/31/2015		1,800	1,848	The net federal income tax unrealized appreciation (depreciation) and federal tax
1.75%, 3/31/2014		1,070	1,105	cost of investments held as of the period end were as follows:
2.25%, 1/31/2015		1,485	1,569
2.25%, 3/31/2016		230	245	Unrealized Appreciation		$ 1,865
2.50%, 4/30/2015		205	219	Unrealized Depreciation			(2,704)
3.00%, 9/30/2016		445	491	Net Unrealized Appreciation (Depreciation)		$ (839)
3.50%, 2/15/2039		700	787	Cost for federal income tax purposes		$ 56,389
3.63%, 8/15/2019		110	127
3.88%, 8/15/2040		210	252	All dollar amounts are shown in thousands (000's)
6.50%, 11/15/2026		130	197
			$ 7,930	Portfolio Summary (unaudited)
				Sector			Percent
U.S. Treasury Bill - 1.86%				Government			17 .33%
0.02%, 3/22/2012(f)		40	40
0.12%, 1/26/2012(f)		1,000	1,000	Consumer, Non-cyclical			14 .35%
				Financial			13 .92%
			$ 1,040	Mortgage Securities			12 .77%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY				Communications			7.00%
OBLIGATIONS			$ 15,570	Energy			6.94%
		Maturity		Consumer, Cyclical			6.46%
REPURCHASE AGREEMENTS - 0.22%		Amount (000's)	Value (000's)	Industrial			6.21%
Banks - 0.22%				Technology			6.19%
Investment in Joint Trading Account; Credit		$ 72	$ 72	Utilities			2.98%
Suisse Repurchase Agreement; 0.02%				Basic Materials			2.93%
dated 12/30/11 maturing 01/03/12				Exchange Traded Funds			1.05%
(collateralized by US Government				Asset Backed Securities			0.50%
Securities; $73,746; 0.00%; dated 05/15/12				Revenue Bonds			0.26%
- 08/15/41)				Diversified			0.22%
Investment in Joint Trading Account; Deutsche		24	24	General Obligation Unltd			0.14%
Bank Repurchase Agreement; 0.05% dated				Other Assets in Excess of Liabilities, Net			0.75%
12/30/11 maturing 01/03/12 (collateralized				TOTAL NET ASSETS			100.00%
by US Government Securities; $24,582;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

Foreign Currency Contracts

Foreign Currency Purchase						Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Accept In Exchange For			Value Appreciation/(Depreciation)
British Pound	Goldman Sachs & Co		1/19/2012	88,248 $	137 $	137 $	—
Chinese Renminbi	JP Morgan Securities		1/19/2012	10,295,125	1,619	1,635	16
Israeli Shekel		Royal Bank of Scotland PLC	1/19/2012	259,664	68	68	—
Japanese Yen	Northern Trust		1/19/2012	16,357,075	211	213	2

See accompanying notes

122

Schedule of Investments
Asset Allocation Account
December 31, 2011

Foreign Currency Contracts (continued)

Foreign Currency Purchase							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Accept In Exchange For			Value	Appreciation/(Depreciation)
Japanese Yen	UBS Securities		1/19/2012	162,047,666$	2,084	$ 2,106	$ 22
Mexican Peso	UBS Securities		1/19/2012	1,575,218	114	113	(1)
Norwegian Krone	UBS Securities		1/20/2012	710,000	123	119	(4)
Singapore Dollar	JP Morgan Securities		1/19/2012	115,351	89	89	—
Singapore Dollar	UBS Securities		1/19/2012	63,637	49	49	—
Swedish Krona	JP Morgan Securities		1/19/2012	396,470	56	57	1
Swiss Franc	UBS Securities		1/19/2012	189,410	201	202	1
Total							$ 37

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
British Pound	UBS Securities		1/19/2012	574,567 $	892	$ 892	$ —
Chinese Renminbi	Deutsche Bank AG		1/19/2012	5,681,063	894	902	(8)
Chinese Renminbi	JP Morgan Securities		1/19/2012	4,614,062	724	733	(9)
Czech Republic Koruna	Royal Bank of Scotland PLC		1/19/2012	5,339,087	273	271	2
Euro	Deutsche Bank AG		1/19/2012	263,772	345	341	4
Euro	Goldman Sachs & Co		1/19/2012	58,583	77	76	1
Euro	UBS Securities		1/19/2012	417,744	548	541	7
Hong Kong Dollar	Bank of New York Mellon		1/19/2012	3,837,801	493	494	(1)
Hungary Forint	Credit Suisse		1/19/2012	43,933,145	188	180	8
Indian Rupee	UBS Securities		1/19/2012	17,144,432	326	322	4
Japanese Yen	Deutsche Bank AG		1/19/2012	10,546,410	136	137	(1)
Mexican Peso	Royal Bank of Scotland PLC		1/19/2012	2,744,407	199	197	2
Norwegian Krone	JP Morgan Securities		1/19/2012	566,136	96	95	1
Swedish Krona	JP Morgan Securities		1/20/2012	415,000	61	60	1
Swiss Franc	JP Morgan Securities		1/20/2012	51,000	55	54	1
Total							$ 12

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
CAC 40 10 Euro; January 2012		Long	4 $	165	$ 164		$ (1)
DAX Index: March 2012		Long	4	762		764	2
eMini MSCI Emerging Market; March 2012		Long	16	730		737	7
Euro Stoxx 50; March 2012		Long	33	974		986	12
FTSE 100; March 2012		Long	4	336		344	8
MSCI Singapore Index; January 2012		Long	3	140		139	(1)
S&P 500 Emini; March 2012		Long	2	120		125	5
TOPIX Index; March 2012		Long	20	1,932		1,892	(40)
US Ultra Bond; March 2012		Long	9	1,435		1,442	7
Yen Denom Nikkei; March 2012		Long	1	56		55	(1)
Hang Seng Index; January 2012		Short	3	360		357	3
OMXS30 Index; January 2012		Short	17	237		244	(7)
SGX CNX Nifty Index; January 2012		Short	54	515		500	15
SPI 200; March 2012		Short	1	103		103	—
US 10 Year Note; March 2012		Short	5	653		656	(3)
US 5 Year Note; March 2012		Short	65	7,990		8,012	(22)
US Long Bond; March 2012		Short	1	144		145	(1)
Total							$ (17)

All dollar amounts are shown in thousands (000's)

See accompanying notes

123

Schedule of Investments
Balanced Account
December 31, 2011

COMMON STOCKS - 60.27%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.43%			Chemicals - 1.23%
Esterline Technologies Corp (a)	666	$ 37	Agrium Inc	130	$ 9
General Dynamics Corp	2,999	199	BASF SE ADR	611	43
Triumph Group Inc	900	53	CF Industries Holdings Inc	1,920	278
United Technologies Corp	5,870	429	Kronos Worldwide Inc	1,300	23
		$ 718	Monsanto Co	1,060	74
			Potash Corp of Saskatchewan Inc	513	21
Agriculture - 1.85%			PPG Industries Inc	1,405	117
Altria Group Inc	2,884	85	WR Grace & Co (a)	806	37
British American Tobacco PLC ADR	586	56	Yara International ASA ADR	365	15
Imperial Tobacco Group PLC ADR	423	32			$ 617
Lorillard Inc	373	42
Philip Morris International Inc	9,054	711	Commercial Services - 1.40%
		$ 926	Apollo Group Inc (a)	3,120	168
			Huron Consulting Group Inc (a)	833	32
Airlines - 0.18%			ITT Educational Services Inc (a)	210	12
Alaska Air Group Inc (a)	750	56
			Kenexa Corp (a)	1,385	37
Southwest Airlines Co	4,136	36	Mastercard Inc	399	149
		$ 92	PAREXEL International Corp (a)	1,080	22
Apparel - 0.65%			RSC Holdings Inc (a)	2,770	51
Coach Inc	1,877	115	Total System Services Inc	7,390	145
Steven Madden Ltd (a)	581	20	Towers Watson & Co	1,446	87
VF Corp	1,506	191			$ 703
		$ 326	Computers - 4.17%
Automobile Manufacturers - 0.15%			Accenture PLC - Class A	3,344	178
Bayerische Motoren Werke AG ADR	588	13	Apple Inc (a)	3,046	1,234
Nissan Motor Co Ltd ADR	1,223	22	CACI International Inc (a)	430	24
Volkswagen AG ADR	767	20	Dell Inc (a)	3,544	52
Volvo AB ADR	2,001	22	EMC Corp/Massachusetts (a)	11,639	251
		$ 77	Hewlett-Packard Co	1,640	42
			IBM Corp	431	79
Automobile Parts & Equipment - 0.04%			Manhattan Associates Inc (a)	1,310	53
Standard Motor Products Inc	880	18	SanDisk Corp (a)	2,276	112
			Synopsys Inc (a)	2,539	69
Banks - 3.63%					$ 2,094
Australia & New Zealand Banking Group Ltd	899	19	Consumer Products - 0.12%
ADR			Prestige Brands Holdings Inc (a)	5,470	62
Canadian Imperial Bank of Commerce/Canada	336	24
Capital One Financial Corp	5,151	218
Citigroup Inc	3,509	92	Cosmetics & Personal Care - 0.09%
DBS Group Holdings Ltd ADR	526	19	Procter & Gamble Co	696	46
East West Bancorp Inc	2,076	41
Fifth Third Bancorp	9,663	123	Distribution & Wholesale - 0.17%
Hancock Holding Co	210	7	Genuine Parts Co	853	52
HSBC Holdings PLC ADR	614	23	Sumitomo Corp ADR	2,344	32
JP Morgan Chase & Co	12,405	413			$ 84
KeyCorp	6,128	47
Mitsubishi UFJ Financial Group Inc ADR	7,463	31	Diversified Financial Services - 1.16%
National Australia Bank Ltd ADR	938	23	Ameriprise Financial Inc	1,616	80
National Bank of Canada	285	20	Calamos Asset Management Inc	2,570	32
PNC Financial Services Group Inc	2,951	170	CBOE Holdings Inc	1,535	40
Standard Chartered PLC	966	21	Discover Financial Services	12,624	303
Sumitomo Mitsui Financial Group Inc ADR	4,384	24	Knight Capital Group Inc (a)	1,970	23
SVB Financial Group (a)	880	42	MarketAxess Holdings Inc	700	21
Toronto-Dominion Bank	353	26	ORIX Corp ADR	620	26
US Bancorp	13,782	373	Waddell & Reed Financial Inc	2,231	55
Webster Financial Corp	1,730	35			$ 580

Wells Fargo & Co	1,044	29	Electric - 1.26%
		$ 1,820	Alliant Energy Corp	1,081	48
Beverages - 0.99%			Avista Corp	1,680	43
Anheuser-Busch InBev NV ADR	427	26	CLP Holdings Ltd ADR	1,995	17
Coca-Cola Co/The	3,964	277	Duke Energy Corp	7,260	160
Constellation Brands Inc (a)	9,328	193	FirstEnergy Corp	6,204	275
		$ 496	International Power PLC ADR	208	11
			NV Energy Inc	2,775	45
Biotechnology - 0.42%			Southern Co/The	763	35
Amgen Inc	2,925	188			$ 634
Cubist Pharmaceuticals Inc (a)	270	11
Momenta Pharmaceuticals Inc (a)	692	12	Electrical Components & Equipment - 0.61%
		$ 211	AMETEK Inc	4,148	174
			Hitachi Ltd ADR	688	36

See accompanying notes

124

Schedule of Investments
Balanced Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Electrical Components & Equipment (continued)			Internet - 2.74%
Hubbell Inc	1,431	$ 96	Ancestry.com Inc (a)	1,525	$ 35
		$ 306	Google Inc (a)	749	484
			IAC/InterActiveCorp	7,235	308
Electronics - 0.91%			Liquidity Services Inc (a)	1,280	47
ESCO Technologies Inc	1,330	38	Priceline.com Inc (a)	351	164
FEI Co (a)	360	15
			Symantec Corp (a)	16,930	265
Honeywell International Inc	1,877	102	TIBCO Software Inc (a)	3,046	73
Tyco International Ltd	6,408	299			$ 1,376
		$ 454
			Iron & Steel - 0.11%
Engineering & Construction - 0.48%			Rio Tinto PLC ADR	775	38
Fluor Corp	842	42	Schnitzer Steel Industries Inc	450	19
KBR Inc	7,108	198			$ 57
		$ 240
			Leisure Products & Services - 0.03%
Entertainment - 0.02%			Sega Sammy Holdings Inc ADR	2,694	15
Scientific Games Corp (a)	1,101	11

			Machinery - Construction & Mining - 0.45%
Food - 1.40%			Atlas Copco AB ADR	884	19
Danone ADR	1,397	18	Caterpillar Inc	1,151	104
Fresh Del Monte Produce Inc	1,350	34	Joy Global Inc	1,355	102
Kroger Co/The	9,103	220			$ 225
Nestle SA ADR	997	57
Smithfield Foods Inc (a)	4,198	102	Machinery - Diversified - 0.24%
Tyson Foods Inc	12,052	249	AGCO Corp (a)	1,987	86
Unilever NV - NY shares	637	22	Gardner Denver Inc	432	33
		$ 702			$ 119

Forest Products & Paper - 0.26%			Media - 1.56%
Domtar Corp	313	25	CBS Corp	11,812	320
International Paper Co	3,613	107	Comcast Corp - Class A	16,181	384
		$ 132	Viacom Inc	1,761	80

Gas - 0.40%					$ 784
National Grid PLC ADR	561	27	Metal Fabrication & Hardware - 0.09%
NiSource Inc	7,243	173	RBC Bearings Inc (a)	1,130	47
		$ 200

Healthcare - Products - 0.12%			Mining - 1.00%
Cepheid Inc (a)	150	5	Anglo American PLC ADR	1,259	23
Orthofix International NV (a)	1,550	55	Barrick Gold Corp	389	18
		$ 60	BHP Billiton Ltd ADR	658	46
			Freeport-McMoRan Copper & Gold Inc	9,163	337
Healthcare - Services - 2.43%			Hecla Mining Co	1,200	6
Aetna Inc	7,407	312	IAMGOLD Corp	800	13
AMERIGROUP Corp (a)	1,532	91
HealthSouth Corp (a)	2,460	43	Newmont Mining Corp	994	60
					$ 503
Humana Inc	2,578	226
Magellan Health Services Inc (a)	830	41	Miscellaneous Manufacturing - 1.45%
UnitedHealth Group Inc	9,508	482	AZZ Inc	1,210	55
WellCare Health Plans Inc (a)	420	22	Colfax Corp (a)	1,600	45
		$ 1,217	General Electric Co	27,857	499
			Parker Hannifin Corp	1,070	82
Holding Companies - Diversified - 0.05%			Siemens AG ADR	358	34
Primoris Services Corp	888	13	Sturm Ruger & Co Inc	417	14
Swire Pacific Ltd ADR	1,012	12			$ 729
		$ 25
			Office & Business Equipment - 0.03%
Insurance - 1.52%			Canon Inc ADR	367	16
ACE Ltd	2,894	203
Allianz SE ADR	1,627	15
Berkshire Hathaway Inc - Class B (a)	279	21	Oil & Gas - 6.56%
Chubb Corp/The	1,008	70	Anadarko Petroleum Corp	1,190	91
Lincoln National Corp	4,776	93	Berry Petroleum Co	530	22
Montpelier Re Holdings Ltd ADR	2,160	38	BG Group PLC ADR	303	32
Protective Life Corp	1,877	42	Callon Petroleum Co (a)	3,448	17
Prudential Financial Inc	1,199	60	Canadian Natural Resources Ltd	587	22
Reinsurance Group of America Inc	2,615	137	Chevron Corp	8,728	929
Sampo OYJ ADR	1,825	23	ConocoPhillips	296	22
Torchmark Corp	722	31	Devon Energy Corp	4,867	302
Zurich Financial Services AG ADR(a)	1,259	29	Energy XXI Bermuda Ltd (a)	1,850	59
		$ 762	Ensco PLC ADR	568	27
			Exxon Mobil Corp	9,669	819
			Marathon Oil Corp	9,580	280

See accompanying notes

125

Schedule of Investments
Balanced Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			REITS (continued)
Marathon Petroleum Corp	1,433	$ 48	Simon Property Group Inc	2,439	$ 314
Noble Corp (a)	2,089	63			$ 1,003
Noble Energy Inc	3,262	308
Occidental Petroleum Corp	244	23	Retail - 4.88%
			ANN INC (a)	2,150	53
Parker Drilling Co (a)	2,876	21
			AutoZone Inc (a)	411	133
Patterson-UTI Energy Inc	2,368	47
Repsol YPF SA ADR	652	20	Brinker International Inc	5,118	137
Royal Dutch Shell PLC ADR	442	32	Cie Financiere Richemont SA ADR	4,430	22
			Conn's Inc (a)	1,510	17
Royal Dutch Shell PLC - B shares ADR	437	33
Seadrill Ltd	717	24	Dillard's Inc	814	36
Statoil ASA ADR	459	12	Foot Locker Inc	5,359	128
Total SA ADR	747	38	GameStop Corp	1,646	40
		$ 3,291	Home Depot Inc/The	6,492	273
			Liz Claiborne Inc (a)	2,710	23
Oil & Gas Services - 0.83%			Macy's Inc	9,592	309
C&J Energy Services Inc (a)	510	11	Nordstrom Inc	1,164	58
National Oilwell Varco Inc	5,091	346	PetSmart Inc	1,570	80
Newpark Resources Inc (a)	2,240	21	Pier 1 Imports Inc (a)	1,270	18
Pioneer Drilling Co (a)	1,694	16	Red Robin Gourmet Burgers Inc (a)	1,910	53
Technip SA ADR	920	22	Sally Beauty Holdings Inc (a)	2,490	53
		$ 416	Signet Jewelers Ltd	4,764	209
			Tim Hortons Inc	759	37
Packaging & Containers - 0.06%			Tractor Supply Co	1,007	71
Rock-Tenn Co	530	31	Walgreen Co	2,486	82
			Wal-Mart Stores Inc	10,351	619
Pharmaceuticals - 4.76%					$ 2,451
AmerisourceBergen Corp	4,650	173
Array BioPharma Inc (a)	7,600	16	Savings & Loans - 0.22%
			Investors Bancorp Inc (a)	4,240	57
AstraZeneca PLC ADR	699	32
Cardinal Health Inc	4,639	188	Oritani Financial Corp	4,110	53
Eli Lilly & Co	2,409	100			$ 110
Endo Pharmaceuticals Holdings Inc (a)	6,225	215	Semiconductors - 1.09%
Forest Laboratories Inc (a)	7,764	235	Applied Materials Inc	4,677	50
GlaxoSmithKline PLC ADR	325	15	ARM Holdings PLC ADR	658	18
Johnson & Johnson	335	22	Entegris Inc (a)	5,040	44
McKesson Corp	2,175	169	Intel Corp	3,336	81
Medco Health Solutions Inc (a)	1,772	99	Lattice Semiconductor Corp (a)	7,070	42
Merck & Co Inc	205	8	LSI Corp (a)	1,951	12
Novartis AG ADR	606	35	Micron Technology Inc (a)	4,858	30
Novo Nordisk A/S ADR	351	40	Qualcomm Inc	3,310	181
Pfizer Inc	35,512	769	Teradyne Inc (a)	6,644	91
Questcor Pharmaceuticals Inc (a)	300	13	Tower Semiconductor Ltd - Warrants (a),(b)	1,587	—
Roche Holding AG ADR	822	35			$ 549
Salix Pharmaceuticals Ltd (a)	540	26
Shire PLC ADR	232	24	Software - 2.04%
Watson Pharmaceuticals Inc (a)	2,905	175	BMC Software Inc (a)	1,410	46
		$ 2,389	CA Inc	1,898	38
			Dun & Bradstreet Corp/The	1,135	85
Private Equity - 0.01%			MedQuist Holdings Inc (a)	2,507	24
American Capital Ltd (a)	760	5	Microsoft Corp	22,066	573
			Oracle Corp	3,542	91
Publicly Traded Investment Fund - 0.11%			SAP AG ADR	625	33
			VMware Inc (a)	1,583	132
iShares Russell 1000 Growth Index Fund	965	56
					$ 1,022

Real Estate - 0.09%			Telecommunications - 2.54%
			Arris Group Inc (a)	5,000	54
Brookfield Asset Management Inc	1,164	32
Daito Trust Construction Co Ltd ADR	508	11	AT&T Inc	9,562	289
		$ 43	BT Group PLC ADR	900	27
			Cisco Systems Inc	17,511	317
REITS - 2.00%			Consolidated Communications Holdings Inc	1,780	34
Camden Property Trust	798	50	InterDigital Inc	540	23
Coresite Realty Corp	895	16	Motorola Solutions Inc	3,432	159
EastGroup Properties Inc	960	42	Nippon Telegraph & Telephone Corp ADR	1,069	27
Equity Residential	2,098	120	NTT DoCoMo Inc ADR	1,727	32
Essex Property Trust Inc	619	87	Plantronics Inc	1,300	46
Kilroy Realty Corp	1,150	44	RF Micro Devices Inc (a)	3,730	20
Post Properties Inc	1,010	44	Telefonaktiebolaget LM Ericsson ADR	1,652	17
PS Business Parks Inc	590	33	Telenor ASA ADR	290	14
Public Storage Inc	1,042	140	Verizon Communications Inc	4,209	169
Rayonier Inc	1,291	57
Retail Opportunity Investments Corp	4,770	56

See accompanying notes

126

Schedule of Investments Balanced Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		Principal

Telecommunications (continued)			BONDS (continued)	Amount (000's) Value (000's)
Vodafone Group PLC ADR	1,620	$ 45	Automobile Parts & Equipment - 0.02%
		$ 1,273	Cooper Tire & Rubber Co
			8.00%, 12/15/2019	$ 5 $	5
Textiles - 0.04%			Goodyear Tire & Rubber Co/The
G&K Services Inc	760	22	10.50%, 05/15/2016	6	7
				$ 12
Transportation - 0.08%
Canadian National Railway Co	499	39	Banks - 2.81%
			Abbey National Treasury Services
			PLC/London
Water - 0.12%			4.00%, 04/27/2016	15	13
American Water Works Co Inc	1,508	48	Ally Financial Inc
United Utilities Group PLC ADR	763	14	8.30%, 02/12/2015	10	11
		$ 62	Associated Banc-Corp
TOTAL COMMON STOCKS		$ 30,246	5.13%, 03/28/2016	55	57
	Principal		BAC Capital Trust XIII
BONDS - 21.89%	Amount (000's)	Value (000's)	0.95%, 12/31/2049(c)	75	43
			Bank of America Corp
Advertising - 0.10%			3.75%, 07/12/2016	30	28
Interpublic Group of Cos Inc			5.00%, 05/13/2021	50	46
6.25%, 11/15/2014	$ 5	$ 5	8.00%, 12/29/2049(c)	5	4
10.00%, 07/15/2017	40	46	BNP Paribas / BNP Paribas US Medium-Term
		$ 51	Note Program LLC
			1.54%, 06/11/2012(c)	150	148
Aerospace & Defense - 0.06%
Lockheed Martin Corp			CBQ Finance Ltd
4.85%, 09/15/2041	5	5	7.50%, 11/18/2019	100	116
Raytheon Co			CIT Group Inc
			7.00%, 05/02/2017(d)	35	35
4.70%, 12/15/2041	10	10
Spirit Aerosystems Inc			Citigroup Inc
6.75%, 12/15/2020	10	10	3.95%, 06/15/2016	10	10
Triumph Group Inc			4.50%, 01/14/2022	30	29
8.63%, 07/15/2018	5	6	5.13%, 05/05/2014	10	10
		$ 31	5.38%, 08/09/2020	5	5
			5.50%, 10/15/2014	10	10
Agriculture - 0.19%			6.13%, 05/15/2018	40	43
Altria Group Inc			6.38%, 08/12/2014	50	52
4.75%, 05/05/2021	25	28	City National Corp/CA
9.95%, 11/10/2038	15	23	5.25%, 09/15/2020	35	35
Archer-Daniels-Midland Co			Goldman Sachs Group Inc/The
5.77%, 03/01/2041(c)	20	25	5.25%, 07/27/2021	20	20
Philip Morris International Inc			6.25%, 02/01/2041	10	10
2.50%, 05/16/2016	15	15	HBOS Capital Funding No2 LP
Southern States Cooperative Inc			6.07%, 06/29/2049(c),(d)	5	3
11.25%, 05/15/2015(d)	5	5	JP Morgan Chase & Co
		$ 96	4.25%, 10/15/2020	10	10
			4.35%, 08/15/2021	75	76
Airlines - 0.04%			5.40%, 01/06/2042	30	31
American Airlines 2011-2 Class A Pass			KeyCorp
Through Trust			5.10%, 03/24/2021	20	21
8.63%, 10/15/2021(e)	5	5
			Morgan Stanley
UAL 2009-1 Pass Through Trust			5.50%, 07/28/2021	5	5
10.40%, 11/01/2016	4	5	6.25%, 08/28/2017	140	137
United Airlines 2007-1 Class C Pass Through			PNC Financial Services Group Inc
Trust			6.75%, 08/01/2049(c)	60	59
2.65%, 07/02/2014(c)	4	3
			PNC Funding Corp
US Airways 2001-1G Pass Through Trust
7.08%, 03/20/2021 (e)	5	5	2.70%, 09/19/2016	15	15
			5.25%, 11/15/2015	15	16
		$ 18	Royal Bank of Scotland Group PLC
Automobile Asset Backed Securities - 0.60%			5.05%, 01/08/2015	25	20
AmeriCredit Automobile Receivables Trust			Royal Bank of Scotland PLC/The
0.84%, 11/10/2014	100	100	3.40%, 08/23/2013	25	24
Mercedes-Benz Auto Lease Trust			Santander US Debt SAU
0.90%, 01/15/2014(d)	40	40	2.99%, 10/07/2013(d)	100	96
Santander Drive Auto Receivables Trust			Toronto-Dominion Bank/The
1.04%, 04/15/2014	160	160	2.50%, 07/14/2016	50	51
		$ 300	Wells Fargo & Co
			2.63%, 12/15/2016	100	100
Automobile Floor Plan Asset Backed Securities - 0.20%			3.68%, 06/15/2016(c)	20	21
Ford Credit Floorplan Master Owner Trust				$ 1,410
1.93%, 12/15/2014(c),(d)	100	101

See accompanying notes

127

Schedule of Investments
Balanced Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Beverages - 0.13%			Commercial Services (continued)
Anheuser-Busch InBev Worldwide Inc			Hertz Corp/The
5.38%, 01/15/2020	$ 15	$ 18	8.88%, 01/01/2014	$ 2 $	2
8.20%, 01/15/2039	5	8	RSC Equipment Rental Inc/RSC Holdings III
Corp Lindley SA			LLC
6.75%, 11/23/2021(d)	6	6	8.25%, 02/01/2021	10	10
Dr Pepper Snapple Group Inc			10.00%, 07/15/2017(d)	10	12
2.90%, 01/15/2016	30	31		$ 73

		$ 63	Computers - 0.38%
Biotechnology - 0.44%			Affiliated Computer Services Inc
Amgen Inc			5.20%, 06/01/2015	45	48
3.88%, 11/15/2021	55	55	Hewlett-Packard Co
5.15%, 11/15/2041	10	10	3.00%, 09/15/2016	50	50
Celgene Corp			3.30%, 12/09/2016	20	21
5.70%, 10/15/2040	25	28	4.65%, 12/09/2021	20	21
Genzyme Corp			iGate Corp
5.00%, 06/15/2020	15	17	9.00%, 05/01/2016(d)	5	5
Gilead Sciences Inc			Seagate HDD Cayman
3.05%, 12/01/2016	25	26	6.88%, 05/01/2020	25	26
4.40%, 12/01/2021	30	32	7.75%, 12/15/2018(d)	10	11
5.65%, 12/01/2041	20	22	Spansion LLC
Life Technologies Corp			7.88%, 11/15/2017	10	9
6.00%, 03/01/2020	25	28		$ 191

		$ 218	Consumer Products - 0.06%
Building Materials - 0.06%			Clorox Co/The
Cimento Tupi SA			3.80%, 11/15/2021	30	31
9.75%, 05/11/2018(d)	3	3
CRH America Inc
8.13%, 07/15/2018	25	29	Diversified Financial Services - 0.90%
			ABB Treasury Center USA Inc
		$ 32	2.50%, 06/15/2016(d)	35	35
Chemicals - 0.25%			Aircastle Ltd
CF Industries Inc			9.75%, 08/01/2018	15	16
7.13%, 05/01/2020	40	47	American Express Credit Corp
Dow Chemical Co/The			2.80%, 09/19/2016	55	55
2.50%, 02/15/2016	20	20	Credit Acceptance Corp
4.25%, 11/15/2020	5	5	9.13%, 02/01/2017	5	5
7.38%, 11/01/2029	10	13	9.13%, 02/01/2017(d)	5	5
Ecolab Inc			Ford Motor Credit Co LLC
4.35%, 12/08/2021	15	16	7.00%, 04/15/2015	45	48
Mosaic Co/The			General Electric Capital Corp
4.88%, 11/15/2041	15	16	3.35%, 10/17/2016	5	5
Potash Corp of Saskatchewan Inc			5.88%, 01/14/2038	10	11
5.88%, 12/01/2036	5	6	6.15%, 08/07/2037	5	6
		$ 123	6.38%, 11/15/2067(c)	50	49
			Goldman Sachs Capital I
Coal - 0.33%			6.35%, 02/15/2034	40	34
Alpha Natural Resources Inc			GT 2005 BONDS BV
6.25%, 06/01/2021	20	19	6.00%, 07/21/2014(c)	5	5
Arch Coal Inc			GTP Acquisition Partners I LLC
7.00%, 06/15/2019(d)	5	5	4.35%, 06/15/2016(d)	20	20
7.25%, 06/15/2021(d)	5	5
			Icahn Enterprises LP / Icahn Enterprises
8.75%, 08/01/2016	10	11	Finance Corp
Bumi Investment Pte Ltd			8.00%, 01/15/2018	10	10
10.75%, 10/06/2017(d)	100	100
			ILFC E-Capital Trust II
Consol Energy Inc			6.25%, 12/21/2065(c),(d)	5	3
8.00%, 04/01/2017	15	17	International Lease Finance Corp
Peabody Energy Corp			5.65%, 06/01/2014	5	5
6.25%, 11/15/2021(d)	10	10
			6.25%, 05/15/2019	5	5
		$ 167	8.62%, 09/15/2015(c)	5	5
Commercial Services - 0.15%			8.63%, 01/15/2022	5	5
Avis Budget Car Rental LLC / Avis Budget			JP Morgan Chase Capital XX
Finance Inc			6.55%, 09/29/2036	20	20
7.63%, 05/15/2014	10	10	Merrill Lynch & Co Inc
B-Corp Merger Sub Inc			5.00%, 01/15/2015	10	10
8.25%, 06/01/2019(d)	5	5	6.40%, 08/28/2017	10	10
Emergency Medical Services Corp			National Rural Utilities Cooperative Finance
8.13%, 06/01/2019	10	10	Corp
ERAC USA Finance LLC			1.90%, 11/01/2015	30	30
7.00%, 10/15/2037(d)	20	24

See accompanying notes

128

Schedule of Investments
Balanced Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Diversified Financial Services (continued)			Electronics - 0.04%
Scottrade Financial Services Inc			NXP BV / NXP Funding LLC
6.13%, 07/11/2021(d)	$ 50	$ 50	9.75%, 08/01/2018(d)	$ 10	$ 11
SquareTwo Financial Corp			Thermo Fisher Scientific Inc
11.63%, 04/01/2017	5	5	2.25%, 08/15/2016	5	5
		$ 452	Viasystems Inc
			12.00%, 01/15/2015(d)	5	5
Electric - 1.14%					$ 21
Baltimore Gas & Electric Co
5.90%, 10/01/2016	25	29	Entertainment - 0.21%
Commonwealth Edison Co			CCM Merger Inc
5.80%, 03/15/2018	15	18	8.00%, 08/01/2013(d)	25	24
Dominion Resources Inc/VA			Lions Gate Entertainment Inc
2.25%, 09/01/2015	5	5	10.25%, 11/01/2016(d)	10	10
DTE Energy Co			Peninsula Gaming LLC / Peninsula Gaming
6.38%, 04/15/2033	40	48	Corp
Duke Energy Carolinas LLC			8.38%, 08/15/2015	15	16
4.25%, 12/15/2041	5	5	10.75%, 08/15/2017	15	16
Duke Energy Corp			Regal Cinemas Corp
3.35%, 04/01/2015	20	21	8.63%, 07/15/2019	10	11
3.55%, 09/15/2021	25	26	Regal Entertainment Group
Edison International			9.13%, 08/15/2018	10	11
3.75%, 09/15/2017	10	10	WMG Acquisition Corp
Edison Mission Energy			9.50%, 06/15/2016(d)	5	5
7.00%, 05/15/2017	5	3	11.50%, 10/01/2018(d)	10	10
Elwood Energy LLC			WMG Holdings Corp
8.16%, 07/05/2026	22	22	13.75%, 10/01/2019(d)	5	4
Energy Future Holdings Corp					$ 107
9.75%, 10/15/2019	14	14
Energy Future Intermediate Holding Co LLC			Environmental Control - 0.07%
9.75%, 10/15/2019	11	11	EnergySolutions Inc / EnergySolutions LLC
FirstEnergy Corp			10.75%, 08/15/2018	10	9
7.38%, 11/15/2031	15	18	Republic Services Inc
Florida Power & Light Co			3.80%, 05/15/2018	25	26
4.13%, 02/01/2042	25	26			$ 35
5.25%, 02/01/2041	10	12	Food - 0.48%
5.65%, 02/01/2037	5	6	Cargill Inc
GenOn REMA LLC			3.25%, 11/15/2021(d)	20	20
9.24%, 07/02/2017	16	16	Del Monte Corp
Kentucky Utilities Co			7.63%, 02/15/2019	15	15
5.13%, 11/01/2040	20	24	Delhaize Group SA
Mirant Mid Atlantic Pass Through Trust C			5.70%, 10/01/2040	15	15
10.06%, 12/30/2028	24	25	General Mills Inc
Nevada Power Co			3.15%, 12/15/2021	25	25
5.38%, 09/15/2040	5	6	JM Smucker Co/The
NRG Energy Inc			3.50%, 10/15/2021	45	46
8.25%, 09/01/2020	10	10	Kraft Foods Inc
Oncor Electric Delivery Co LLC			5.38%, 02/10/2020	25	29
5.00%, 09/30/2017	5	6	6.25%, 06/01/2012	13	13
5.25%, 09/30/2040	10	11	6.50%, 11/01/2031	20	25
PacifiCorp			6.50%, 02/09/2040	10	13
3.85%, 06/15/2021	35	38	Pinnacle Foods Finance LLC / Pinnacle Foods
PPL Electric Utilities Corp			Finance Corp
3.00%, 09/15/2021	5	5	8.25%, 09/01/2017	5	5
PPL WEM Holdings PLC			Safeway Inc
3.90%, 05/01/2016(d)	25	25	3.40%, 12/01/2016	20	21
Progress Energy Inc			4.75%, 12/01/2021	15	15
4.40%, 01/15/2021	20	22			$ 242
Public Service Co of Colorado
4.75%, 08/15/2041	15	17	Forest Products & Paper - 0.05%
Puget Energy Inc			Celulosa Arauco y Constitucion SA
6.00%, 09/01/2021	20	21	5.63%, 04/20/2015	5	5
San Diego Gas & Electric Co			Exopack Holding Corp
3.00%, 08/15/2021	20	21	10.00%, 06/01/2018(d)	15	15
5.35%, 05/15/2040	25	32	Sappi Papier Holding GmbH
Southern California Edison Co			7.50%, 06/15/2032(d)	5	4
3.88%, 06/01/2021	15	17			$ 24
		$ 570	Gas - 0.03%
			Atmos Energy Corp
			5.50%, 06/15/2041	15	17

See accompanying notes

129

Schedule of Investments
Balanced Account
December 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Healthcare - Products - 0.19%			Insurance (continued)
Angiotech Pharmaceuticals Inc			Lincoln National Corp	(continued)
5.00%, 12/01/2013(c)	$ 20	$ 17	6.15%, 04/07/2036		$ 15	$ 15
Baxter International Inc			7.00%, 05/17/2066(c)		10	9
1.85%, 01/15/2017	15	15	Marsh & McLennan Cos Inc
Becton Dickinson and Co			4.80%, 07/15/2021		55	60
1.75%, 11/08/2016	10	10	Willis Group Holdings PLC
3.13%, 11/08/2021	15	16	5.75%, 03/15/2021		10	11
Biomet Inc			XL Group PLC
10.38%, 10/15/2017	5	5	6.50%, 12/31/2049(c)		20	16
Stryker Corp						$ 328
2.00%, 09/30/2016	30	31
		$ 94	Internet - 0.06%
			Equinix Inc
Healthcare - Services - 0.42%			7.00%, 07/15/2021		10	10
AMERIGROUP Corp			Open Solutions Inc
7.50%, 11/15/2019	10	10	9.75%, 02/01/2015(d)		15	10
Centene Corp			Zayo Group LLC/Zayo Capital Inc
5.75%, 06/01/2017	15	15	10.25%, 03/15/2017		10	11
Cigna Corp						$ 31
4.00%, 02/15/2022	40	40
5.38%, 02/15/2042	5	5	Iron & Steel - 0.01%
HCA Inc			ArcelorMittal
6.50%, 02/15/2020	35	36	6.75%, 03/01/2041		5	4
Health Management Associates Inc
7.38%, 01/15/2020(d)	5	5	Leisure Products & Services - 0.08%
Highmark Inc			Harley-Davidson Financial Services Inc
4.75%, 05/15/2021(d)	25	26	3.88%, 03/15/2016(d)		40	41
Multiplan Inc
9.88%, 09/01/2018(d)	20	21
Radnet Management Inc			Lodging - 0.19%
10.38%, 04/01/2018	5	4	Caesars Entertainment Operating Co Inc
Roche Holdings Inc			10.00%, 12/15/2018		23	16
7.00%, 03/01/2039(d)	20	28	Mandalay Resort Group
WellPoint Inc			7.63%, 07/15/2013		5	5
3.70%, 08/15/2021	20	21	MGM Resorts International
		$ 211	7.50%, 06/01/2016		5	5
			10.00%, 11/01/2016		5	5
Holding Companies - Diversified - 0.04%			Starwood Hotels & Resorts Worldwide Inc
Hutchison Whampoa International 03/13 Ltd			6.75%, 05/15/2018		5	6
6.50%, 02/13/2013	20	21	7.15%, 12/01/2019		15	17
			Wyndham Worldwide Corp
			5.63%, 03/01/2021		30	31
Home Equity Asset Backed Securities - 0.33%			7.38%, 03/01/2020		10	11
Countrywide Asset-Backed Certificates
5.51%, 08/25/2036	26	24				$ 96
Option One Mortgage Loan Trust			Media - 0.87%
0.39%, 07/25/2036(c)	88	49	Cablevision Systems Corp
Specialty Underwriting & Residential			8.00%, 04/15/2020		5	5
Finance			CBS Corp
1.06%, 02/25/2035(c)	22	18	5.75%, 04/15/2020		25	28
Wells Fargo Home Equity Trust			Comcast Corp
0.58%, 10/25/2035(c)	74	73	4.95%, 06/15/2016		20	22
		$ 164	5.90%, 03/15/2016		20	23
			6.40%, 03/01/2040		5	6
Insurance - 0.65%			6.45%, 03/15/2037		20	24
Aflac Inc			6.50%, 01/15/2017		10	12
3.45%, 08/15/2015	20	21
American International Group Inc			6.50%, 11/15/2035		5	6
4.25%, 09/15/2014	55	53	DIRECTV Holdings LLC / DIRECTV
			Financing Co Inc
4.88%, 09/15/2016	65	62	3.55%, 03/15/2015		5	5
Berkshire Hathaway Inc
2.20%, 08/15/2016	15	15	5.00%, 03/01/2021		25	27
CNO Financial Group Inc			5.88%, 10/01/2019		15	17
9.00%, 01/15/2018 (d)	5	5	7.63%, 05/15/2016		20	21
Hanover Insurance Group Inc/The			DISH DBS Corp
			6.75%, 06/01/2021		5	6
6.38%, 06/15/2021	20	22	7.75%, 05/31/2015		10	11
Liberty Mutual Group Inc
5.00%, 06/01/2021(d)	15	15	7.88%, 09/01/2019		15	17
7.00%, 03/15/2037(c),(d)	5	4	NBCUniversal Media LLC
Lincoln National Corp			5.15%, 04/30/2020		55	61
5.65%, 08/27/2012	20	20	News America Inc
			4.50%, 02/15/2021		5	5

See accompanying notes

130

Schedule of Investments
Balanced Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Media (continued)			Mortgage Backed Securities (continued)
News America Inc (continued)			Countrywide Asset-Backed Certificates
6.20%, 12/15/2034	$ 25	$ 27	0.69%, 04/25/2036(c)	$ 90	$ 1
Time Warner Cable Inc			Credit Suisse First Boston Mortgage Securities
4.00%, 09/01/2021	10	10	Corp
4.13%, 02/15/2021	15	16	0.26%, 11/15/2037(c),(d)	1,004	18
5.50%, 09/01/2041	25	26	Credit Suisse Mortgage Capital Certificates
Time Warner Inc			5.34%, 12/15/2043(c),(d)	25	24
4.00%, 01/15/2022	20	21	5.47%, 09/18/2039(d)	35	34
5.38%, 10/15/2041	10	11	5.62%, 06/10/2049(c),(d)	50	49
7.63%, 04/15/2031	5	7	Fannie Mae
Univision Communications Inc			3.76%, 02/25/2037(c)	69	4
7.88%, 11/01/2020(d)	5	5	5.71%, 06/25/2018(c)	214	18
8.50%, 05/15/2021(d)	20	18	5.96%, 03/25/2024(c)	147	13
		$ 437	6.46%, 11/25/2036(c)	71	11
			6.50%, 02/25/2047	21	23
Mining - 0.34%			6.70%, 04/25/2039(c)	10	11
Alcoa Inc			7.45%, 03/25/2039(c)	11	12
5.40%, 04/15/2021	15	15	Freddie Mac
AngloGold Ashanti Holdings PLC			0.88%, 08/15/2018(c)	32	32
5.38%, 04/15/2020	5	5	3.50%, 02/15/2025(c)	692	66
BHP Billiton Finance USA Ltd			6.22%, 07/15/2041(c)	194	37
1.13%, 11/21/2014	25	25	Ginnie Mae
1.88%, 11/21/2016	15	15	4.50%, 06/20/2039(c)	143	21
3.25%, 11/21/2021	15	16	5.00%, 10/16/2022(c)	80	7
FMG Resources August 2006 Pty Ltd			7.11%, 01/16/2032(c)	405	91
6.88%, 02/01/2018(d)	10	10
8.25%, 11/01/2019(d)	5	5	Indymac Index Mortgage Loan Trust
			0.47%, 02/25/2037(c)	160	105
Rio Tinto Finance USA Ltd			JP Morgan Chase Commercial Mortgage
1.88%, 11/02/2015	10	10	Securities Corp
Southern Copper Corp			5.34%, 05/15/2047	75	80
5.38%, 04/16/2020	3	3	5.35%, 06/12/2041(c)	65	67
6.75%, 04/16/2040	5	5	LB-UBS Commercial Mortgage Trust
Teck Resources Ltd			6.24%, 07/17/2040(c)	50	21
6.25%, 07/15/2041	10	12	Morgan Stanley Capital I
Vale Overseas Ltd			0.53%, 04/12/2049(c)	81	77
4.63%, 09/15/2020	8	8	5.60%, 04/12/2049(c)	25	26
Xstrata Canada Financial Corp			Morgan Stanley Reremic Trust
3.60%, 01/15/2017(d)	25	25
			10.24%, 12/17/2043(c),(d)	100	99
4.95%, 11/15/2021(d)	15	15
			RBSCF Trust
		$ 169	5.31%, 03/16/2012(d)	100	100
Miscellaneous Manufacturing - 0.19%			5.79%, 09/17/2039(c),(d)	50	52
GE Capital Trust I			Wachovia Bank Commercial Mortgage Trust
6.38%, 11/15/2067	5	5	0.48%, 12/15/2043(c),(d)	50	33
Park-Ohio Industries Inc			0.54%, 10/15/2041(c),(d)	1,199	—
8.13%, 04/01/2021	5	5	5.51%, 04/15/2047	50	53
Textron Inc			5.68%, 05/15/2046(c)	110	121
6.20%, 03/15/2015	10	11	5.90%, 02/15/2051(c)	55	60
Tyco International Finance SA			WAMU Commercial Mortgage Securities
4.13%, 10/15/2014	10	10	Trust
6.00%, 11/15/2013	10	11	3.83%, 01/25/2035(d)	1	1
Tyco International Ltd / Tyco International			WaMu Mortgage Pass Through Certificates
Finance SA			2.57%, 05/25/2035(c)	7	7
7.00%, 12/15/2019	45	55	Washington Mutual Alternative Mortgage
		$ 97	Pass-Through Certificates
			0.57%, 06/25/2046(c)	36	2
Mortgage Backed Securities - 3.28%					$ 1,647
Banc of America Funding Corp
0.56%, 07/20/2036(c)	120	71	Office & Business Equipment - 0.05%
Banc of America Merrill Lynch Commercial			Xerox Corp
Mortgage Inc			6.75%, 02/01/2017	20	23
5.89%, 07/10/2044	15	16
BCRR Trust			Oil & Gas - 1.19%
5.86%, 12/15/2043(d)	25	24
			Anadarko Petroleum Corp
Bella Vista Mortgage Trust			5.95%, 09/15/2016	25	28
0.53%, 05/20/2045(b),(c)	79	38
			6.20%, 03/15/2040	35	39
Citigroup Commercial Mortgage Trust			BP Capital Markets PLC
5.62%, 12/10/2049(c)	22	22
			3.13%, 10/01/2015	35	37
Commercial Mortgage Pass Through			3.56%, 11/01/2021	15	16
Certificates			3.63%, 05/08/2014	25	26
5.95%, 06/09/2028(d)	100	100

See accompanying notes

131

Schedule of Investments
Balanced Account
December 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's) Value (000's)

Oil & Gas (continued)			Oil & Gas Services (continued)
Canadian Natural Resources Ltd			Cameron International Corp	(continued)
5.70%, 05/15/2017	$ 15	$ 18	7.00%, 07/15/2038		$ 5 $	6
Chaparral Energy Inc			Halliburton Co
8.25%, 09/01/2021	5	5	3.25%, 11/15/2021		20	21
8.88%, 02/01/2017(c)	5	5	Schlumberger Investment SA
9.88%, 10/01/2020	10	11	3.30%, 09/14/2021(d)		15	15
Chesapeake Energy Corp			SESI LLC
6.13%, 02/15/2021	10	10	6.38%, 05/01/2019		5	5
Concho Resources Inc			7.13%, 12/15/2021(d)		5	5
7.00%, 01/15/2021	10	11	Weatherford International Ltd/Bermuda
ConocoPhillips			7.00%, 03/15/2038		10	11
5.75%, 02/01/2019	15	18			$ 125
Denbury Resources Inc
8.25%, 02/15/2020	5	6	Other Asset Backed Securities - 1.78%
9.75%, 03/01/2016	15	17	Ameriquest Mortgage Securities Inc
			0.59%, 03/25/2035(c)		7	6
Devon Energy Corp
2.40%, 07/15/2016	15	15	Carrington Mortgage Loan Trust
5.60%, 07/15/2041	5	6	0.57%, 12/25/2035(c)		275	265

			Citigroup Mortgage Loan Trust Inc
Ecopetrol SA			0.44%, 03/25/2037(c)		74	68
7.63%, 07/23/2019	10	12
			Countrywide Asset-Backed Certificates
Encana Corp			0.54%, 03/25/2036(b),(c)		108	65
3.90%, 11/15/2021	25	25	0.58%, 02/25/2036(c)		5	5
Hilcorp Energy I LP/Hilcorp Finance Co			1.90%, 01/25/2034(c)		123	78
7.63%, 04/15/2021(d)	15	16
			First Horizon Asset Backed Trust
Linn Energy LLC/Linn Energy Finance Corp			0.42%, 10/25/2026(c)		88	64
6.50%, 05/15/2019(d)	5	5
7.75%, 02/01/2021	5	5	First-Citizens Home Equity Loan LLC
8.63%, 04/15/2020	10	11	0.49%, 09/15/2022(c),(d)		18	16

			GE Dealer Floorplan Master Note Trust
Newfield Exploration Co			0.88%, 07/21/2014(c)		200	200
5.75%, 01/30/2022	5	5
			JP Morgan Mortgage Acquisition Corp
Nexen Inc			0.44%, 03/25/2037(c)		75	52
6.40%, 05/15/2037	15	16	5.45%, 11/25/2036		49	49
Oasis Petroleum Inc
6.50%, 11/01/2021	5	5	Marriott Vacation Club Owner Trust
			5.52%, 05/20/2029(c),(d)		12	13
Occidental Petroleum Corp
3.13%, 02/15/2022	10	10	MSDWCC Heloc Trust
			0.48%, 07/25/2017(c)		16	14
Petrobras International Finance Co - Pifco
5.38%, 01/27/2021	10	11			$ 895
Petro-Canada			Packaging & Containers - 0.04%
5.95%, 05/15/2035	20	23	Crown Cork & Seal Co Inc
Petroleum Development Corp			7.38%, 12/15/2026		3	3
12.00%, 02/15/2018	10	11	Plastipak Holdings Inc
Petroquest Energy Inc			10.63%, 08/15/2019(d)		5	6
10.00%, 09/01/2017	5	5	Sealed Air Corp
Pioneer Natural Resources Co			8.13%, 09/15/2019(d)		5	5
7.50%, 01/15/2020	5	6	8.38%, 09/15/2021(d)		5	6
Precision Drilling Corp					$ 20
6.63%, 11/15/2020	5	5
Pride International Inc			Pharmaceuticals - 0.41%
7.88%, 08/15/2040	10	13	AmerisourceBergen Corp
Statoil ASA			5.63%, 09/15/2012		25	26
1.80%, 11/23/2016	30	30	Aristotle Holding Inc
Suncor Energy Inc			3.50%, 11/15/2016(d)		25	26
6.10%, 06/01/2018	10	12	6.13%, 11/15/2041(d)		5	5
Talisman Energy Inc			Endo Pharmaceuticals Holdings Inc
5.13%, 05/15/2015	10	11	7.25%, 01/15/2022		10	11
Transocean Inc			GlaxoSmithKline Capital Inc
5.05%, 12/15/2016	60	61	5.38%, 04/15/2034		15	18
6.38%, 12/15/2021	20	21	Merck & Co Inc
6.80%, 03/15/2038	5	5	5.95%, 12/01/2028		5	6
Venoco Inc			6.50%, 12/01/2033(c)		10	14
11.50%, 10/01/2017	5	5	Teva Pharmaceutical Finance Co BV
		$ 597	2.40%, 11/10/2016		20	20
			3.65%, 11/10/2021		15	15
Oil & Gas Services - 0.25%			Teva Pharmaceutical Finance IV BV
Baker Hughes Inc			3.65%, 11/10/2021		30	31
3.20%, 08/15/2021(d)	15	16	Watson Pharmaceuticals Inc
Cameron International Corp			5.00%, 08/15/2014		20	21
4.50%, 06/01/2021	15	16
6.38%, 07/15/2018	25	30

See accompanying notes

132

Schedule of Investments
Balanced Account
December 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Pharmaceuticals (continued)			Retail (continued)
Wyeth			Macy's Retail Holdings Inc	(continued)
5.95%, 04/01/2037	$ 10	$ 13	5.90%, 12/01/2016	$ 15		$ 17
		$ 206	Nordstrom Inc
			6.25%, 01/15/2018		20	24
Pipelines - 0.59%			Suburban Propane Partners LP/Suburban
Chesapeake Midstream Partners LP / CHKM			Energy Finance Corp
Finance Corp			7.38%, 03/15/2020		5	5
5.88%, 04/15/2021(d)	10	10
			Toys R Us Property Co II LLC
El Paso Corp			8.50%, 12/01/2017		5	5
7.75%, 01/15/2032	5	6	Wal-Mart Stores Inc
El Paso Pipeline Partners Operating Co LLC			5.00%, 10/25/2040		5	6
5.00%, 10/01/2021	30	31	Yum! Brands Inc
Energy Transfer Equity LP			3.88%, 11/01/2020		20	20
7.50%, 10/15/2020	5	5	6.88%, 11/15/2037		10	13
Energy Transfer Partners LP						$ 197
4.65%, 06/01/2021	20	20
6.05%, 06/01/2041	15	15	Savings & Loans - 0.06%
Enterprise Products Operating LLC			Santander Holdings USA Inc
5.20%, 09/01/2020	15	17	4.63%, 04/19/2016		30	29
6.13%, 10/15/2039	20	22
6.45%, 09/01/2040	5	6
8.38%, 08/01/2066	25	27	Semiconductors - 0.06%
			Freescale Semiconductor Inc
Kinder Morgan Energy Partners LP			9.25%, 04/15/2018(d)		5	5
5.30%, 09/15/2020	30	33
5.63%, 09/01/2041	15	15	Jazz Technologies Inc
			8.00%, 06/30/2015		5	4
MarkWest Energy Partners LP / MarkWest			Texas Instruments Inc
Energy Finance Corp
6.25%, 06/15/2022	10	10	2.38%, 05/16/2016		20	21
6.75%, 11/01/2020	5	5				$ 30
ONEOK Partners LP			Software - 0.09%
3.25%, 02/01/2016	25	26	Fiserv Inc
Regency Energy Partners LP / Regency Energy			3.13%, 06/15/2016		20	20
Finance Corp			Oracle Corp
6.50%, 07/15/2021	10	10	5.38%, 07/15/2040		15	18
Williams Cos Inc/The			6.13%, 07/08/2039		5	7
7.88%, 09/01/2021	22	27				$ 45
8.75%, 03/15/2032	7	9
		$ 294	Sovereign - 0.01%
			Argentina Bonos
REITS - 0.33%			7.00%, 10/03/2015(f)		2	2
DuPont Fabros Technology LP
8.50%, 12/15/2017	5	5
Entertainment Properties Trust			Student Loan Asset Backed Securities - 0.05%
7.75%, 07/15/2020	45	47	SLM Student Loan Trust
			1.72%, 01/25/2018(c)		25	25
ERP Operating LP
4.63%, 12/15/2021	40	41
Simon Property Group LP			Telecommunications - 0.94%
2.80%, 01/30/2017	35	36	America Movil SAB de CV
4.13%, 12/01/2021	35	37	5.63%, 11/15/2017		7	8
		$ 166	AT&T Inc
			2.95%, 05/15/2016		10	11
Retail - 0.39%			5.55%, 08/15/2041		35	41
AmeriGas Partners LP/AmeriGas Finance			6.15%, 09/15/2034		15	18
Corp
6.25%, 08/20/2019	10	10	Cincinnati Bell Inc
CVS Caremark Corp			8.38%, 10/15/2020		10	10
			Clearwire Communications LLC/Clearwire
4.13%, 05/15/2021	10	11	Finance Inc
6.60%, 03/15/2019	15	18	12.00%, 12/01/2015(d)		15	14
CVS Pass-Through Trust
5.77%, 01/10/2033(d)	20	20	Goodman Networks Inc
			12.13%, 07/01/2018(d)		10	10
5.93%, 01/10/2034(d)	15	16
7.51%, 01/10/2032(d)	5	6	Intelsat Luxembourg SA
DineEquity Inc			11.50%, 02/04/2017		20	19
			11.25%, 02/04/2017		15	15
9.50%, 10/30/2018	5	5	Level 3 Communications Inc
Home Depot Inc/The
4.40%, 04/01/2021	5	6	11.88%, 02/01/2019		7	7
			Level 3 Financing Inc
Ltd Brands Inc			8.13%, 07/01/2019(d)		5	5
6.63%, 04/01/2021	5	5
7.00%, 05/01/2020	5	5	9.25%, 11/01/2014		12	12
			Nextel Communications Inc
Macy's Retail Holdings Inc			7.38%, 08/01/2015		20	18
5.75%, 07/15/2014	5	5

See accompanying notes

133

Schedule of Investments
Balanced Account
December 31, 2011

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Telecommunications (continued)			Federal Home Loan Mortgage Corporation (FHLMC)
			(continued)
NII Capital Corp			6.50%, 06/01/2031(g)	$ 18	$ 21
7.63%, 04/01/2021	$ 15	$ 15	6.50%, 11/01/2031(g)	6	6
SBA Tower Trust			6.50%, 10/01/2035(g)	42	48
4.25%, 04/15/2015(d)	25	26
			7.00%, 12/01/2027(g)	20	23
Sprint Nextel Corp			7.50%, 08/01/2030(g)	2	2
9.00%, 11/15/2018(d)	5	5
			8.00%, 12/01/2030(g)	41	50
Telecom Italia Capital SA
5.25%, 11/15/2013	15	14			$ 1,337
Telefonica Emisiones SAU			Federal National Mortgage Association (FNMA) - 6.73%
3.73%, 04/27/2015	25	24	2.35%, 07/01/2034(c),(g)	9	9
Verizon Communications Inc			2.44%, 03/01/2035(c),(g)	20	21
2.00%, 11/01/2016	45	45	3.00%, 01/01/2027(g),(h)	360	372
3.50%, 11/01/2021	35	37	3.27%, 06/01/2041(c),(g)	163	169
4.75%, 11/01/2041	5	5	4.00%, 08/01/2020(g)	22	23
Verizon Global Funding Corp			4.00%, 01/01/2027(g),(h)	100	105
7.75%, 12/01/2030	20	28	4.00%, 02/01/2031(g)	23	25
Vodafone Group PLC			4.00%, 03/01/2031(g)	170	180
0.79%, 02/27/2012(c)	75	75	4.00%, 04/01/2031(g)	33	35
Wind Acquisition Finance SA			4.00%, 06/01/2031(g)	42	45
11.75%, 07/15/2017(d)	10	9	4.00%, 03/01/2041(g)	49	52
		$ 471	4.00%, 11/01/2041(g)	297	312
			4.00%, 01/01/2042(g),(h)	250	263
Toys, Games & Hobbies - 0.02%			4.50%, 05/01/2031(g)	170	182
Mattel Inc			4.50%, 05/01/2040(g)	33	35
5.45%, 11/01/2041	10	10	4.50%, 05/01/2040(g)	195	211
			4.50%, 07/01/2040(g)	36	38
Transportation - 0.24%			4.50%, 01/01/2041(g)	236	253
Canadian National Railway Co			4.50%, 01/01/2041(g)	24	26
1.45%, 12/15/2016	20	20	5.00%, 01/01/2042(g),(h)	325	351
2.85%, 12/15/2021	15	15	5.50%, 09/01/2033(g)	27	29
CSX Corp			5.50%, 04/01/2035(g)	15	16
4.25%, 06/01/2021	15	16	5.50%, 07/01/2038(g)	187	207
4.75%, 05/30/2042	15	16	5.50%, 05/01/2040(g)	90	99
5.50%, 04/15/2041	10	11	5.62%, 04/01/2037(c),(g)	23	24
6.25%, 03/15/2018	15	18	5.68%, 02/01/2036(c),(g)	18	19
Kansas City Southern de Mexico SA de CV			6.00%, 02/01/2025(g)	68	75
6.13%, 06/15/2021	7	7	6.00%, 11/01/2037(g)	70	77
Navios Maritime Acquisition Corp / Navios			6.00%, 03/01/2038(g)	26	29
Acquisition Finance US Inc			6.50%, 02/01/2032(g)	18	21
8.63%, 11/01/2017	5	4	6.50%, 07/01/2037(g)	12	13
Navios Maritime Holdings Inc / Navios			6.50%, 07/01/2037(g)	10	11
Maritime Finance US Inc			6.50%, 02/01/2038(g)	13	15
8.88%, 11/01/2017	5	5	6.50%, 09/01/2038(g)	33	37
PHI Inc					$ 3,379
8.63%, 10/15/2018	5	5	Government National Mortgage Association (GNMA) -
Swift Services Holdings Inc			2.82%
10.00%, 11/15/2018	5	5	1.63%, 07/20/2034(c)	178	184
		$ 122	1.63%, 07/20/2035(c)	232	239
TOTAL BONDS		$ 10,982	4.00%, 10/15/2041	100	107
U.S. GOVERNMENT & GOVERNMENT	Principal		4.00%, 10/20/2041	100	107
AGENCY OBLIGATIONS - 18.82%	Amount (000's)	Value (000's)	4.50%, 02/01/2042(h)	330	360
Federal Home Loan Mortgage Corporation (FHLMC) -			5.00%, 02/15/2039	156	174
2.67%			5.50%, 01/01/2042(h)	90	101
3.00%, 01/15/2027(g),(h)	$ 85	$ 88	6.00%, 09/20/2026	21	24
4.00%, 10/01/2041(g)	25	26	6.00%, 01/15/2029	75	85
4.50%, 04/01/2031(g)	76	81	6.00%, 06/15/2032	4	4
4.50%, 04/01/2041(g)	241	256	7.00%, 05/15/2031	11	12
5.00%, 06/01/2031(g)	33	36	7.00%, 02/20/2032	16	19
5.00%, 08/01/2040(g)	224	242			$ 1,416
5.00%, 06/01/2041(g)	83	90
5.50%, 12/01/2022(g)	24	26	U.S. Treasury - 6.60%
5.50%, 05/01/2036(g)	60	65	0.13%, 08/31/2013	50	50
6.00%, 01/01/2029(g)	18	19	1.00%, 08/31/2016	295	298
6.00%, 10/01/2036(c),(g)	36	40	1.25%, 10/31/2015	300	308
6.00%, 08/01/2037(g)	80	89	1.50%, 07/31/2016	205	212
6.00%, 01/01/2038(c),(g)	17	18	1.88%, 08/31/2017	275	288
6.00%, 07/01/2038(g)	73	81	2.13%, 08/15/2021	78	80
6.50%, 06/01/2017(g)	21	23	2.63%, 02/29/2016	350	378
6.50%, 05/01/2031(g)	6	7	2.63%, 01/31/2018	200	218
			3.13%, 01/31/2017	350	389

See accompanying notes

134

Schedule of Investments
Balanced Account
December 31, 2011

			Portfolio Summary (unaudited)

U.S. GOVERNMENT & GOVERNMENT	Principal		Sector	Percent
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Consumer, Non-cyclical	16 .04%
			Mortgage Securities	15 .50%
U.S. Treasury (continued)			Financial	14 .60%
3.13%, 05/15/2019	$ 45	$ 51	Energy	9.75%
4.00%, 08/15/2018	205	241	Communications	8.81%
4.38%, 05/15/2040	75	97	Technology	7.91%
6.00%, 02/15/2026	305	440	Consumer, Cyclical	7.11%
8.13%, 08/15/2019	175	260	Government	6.60%
		$ 3,310	Industrial	6.50%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Basic Materials	3.25%
OBLIGATIONS		$ 9,442	Utilities	2.97%
	Maturity		Asset Backed Securities	2.96%
REPURCHASE AGREEMENTS - 1.22%	Amount (000's)	Value (000's)	Exchange Traded Funds	0.11%
			Diversified	0.09%
Banks - 1.22%			Liabilities in Excess of Other Assets, Net	(2 .20)%
Investment in Joint Trading Account; Credit	$ 360	$ 360	TOTAL NET ASSETS	100.00%
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $367,256; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	120	120
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $122,418;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	133	133
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $136,021; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 613
TOTAL REPURCHASE AGREEMENTS		$ 613
Total Investments		$ 51,283
Liabilities in Excess of Other Assets, Net - (2.20)%		$ (1,103)
TOTAL NET ASSETS - 100.00%		$ 50,180

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Variable Rate. Rate shown is in effect at December 31, 2011.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,739 or 3.47% of net assets.
(e)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $10 or 0.02% of net assets.
(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(g)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(h)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 3,446
Unrealized Depreciation	(1,850)
Net Unrealized Appreciation (Depreciation)	$ 1,596
Cost for federal income tax purposes	$ 49,687

All dollar amounts are shown in thousands (000's)

See accompanying notes

135

Schedule of Investments
Balanced Account
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2012	Long	1 $	63	$ 63	$ —
Total					$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

136

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

COMMON STOCKS - 0.00%	Shares Held	Value (000's)		Principal

Semiconductors - 0.00%			BONDS (continued)	Amount (000's) Value (000's)
Tower Semiconductor Ltd - Warrants (a),(b)	47,588	$ 3	Automobile Floor Plan Asset Backed Securities (continued)
			Ford Credit Floorplan Master Owner Trust
TOTAL COMMON STOCKS		$ 3	0.88%, 09/15/2015(c)	$ 1,100 $	1,098
	Principal		1.93%, 12/15/2014(c),(d)	325	329
BONDS - 58.44%	Amount (000's)	Value (000's)		$ 5,029

Advertising - 0.26%			Automobile Manufacturers - 0.06%
Interpublic Group of Cos Inc			Chrysler Group LLC/CG Co-Issuer Inc
6.25%, 11/15/2014	$ 100	$ 106	8.00%, 06/15/2019(d)	200	183
10.00%, 07/15/2017	640	731	Ford Motor Co
		$ 837	7.45%, 07/16/2031	20	24
				$ 207
Aerospace & Defense - 0.19%
Lockheed Martin Corp			Automobile Parts & Equipment - 0.06%
3.35%, 09/15/2021	20	20	Cooper Tire & Rubber Co
4.85%, 09/15/2041	85	86	8.00%, 12/15/2019	60	62
Raytheon Co			Goodyear Tire & Rubber Co/The
4.70%, 12/15/2041	180	185	10.50%, 05/15/2016	118	130
Spirit Aerosystems Inc				$ 192
6.75%, 12/15/2020	135	141
Triumph Group Inc			Banks - 7.85%
8.63%, 07/15/2018	175	192	Abbey National Treasury Services
		$ 624	PLC/London
			4.00%, 04/27/2016	235	211
Agriculture - 0.51%			Alfa Bank OJSC Via Alfa Bond Issuance
Altria Group Inc			PLC
4.75%, 05/05/2021	470	518	7.88%, 09/25/2017	100	95
9.95%, 11/10/2038	235	357	Ally Financial Inc
Archer-Daniels-Midland Co			8.00%, 03/15/2020	135	138
5.77%, 03/01/2041(c)	370	467	8.30%, 02/12/2015	300	317
Philip Morris International Inc			Associated Banc-Corp
2.50%, 05/16/2016	175	181	5.13%, 03/28/2016	855	881
Southern States Cooperative Inc			BAC Capital Trust VI
11.25%, 05/15/2015(d)	120	126	5.63%, 03/08/2035	20	17
		$ 1,649	BAC Capital Trust XIII
			0.95%, 12/31/2049(c)	700	406
Airlines - 0.15%			Banco Bradesco SA/Cayman Islands
American Airlines 2011-2 Class A Pass			4.10%, 03/23/2015	100	102
Through Trust			Banco de Credito del Peru/Panama
8.63%, 10/15/2021(e)	120	123	5.38%, 09/16/2020(d)	50	49
UAL 2009-1 Pass Through Trust			BanColombia SA
10.40%, 11/01/2016	50	55	5.95%, 06/03/2021	100	100
UAL 2009-2A Pass Through Trust			Bank of America Corp
9.75%, 01/15/2017	89	99	3.75%, 07/12/2016	480	444
United Airlines 2007-1 Class C Pass Through			5.00%, 05/13/2021	775	706
Trust			8.00%, 12/29/2049(c)	50	45
2.65%, 07/02/2014(c)	101	86
			BNP Paribas / BNP Paribas US Medium-Term
US Airways 2001-1G Pass Through Trust			Note Program LLC
7.08%, 03/20/2021(e)	115	108	1.54%, 06/11/2012(c)	2,025	1,999
		$ 471	BPCE SA
			2.38%, 10/04/2013(d)	950	920
Automobile Asset Backed Securities - 1.07%
AmeriCredit Automobile Receivables Trust			CBQ Finance Ltd
0.90%, 09/08/2014	273	273	7.50%, 11/18/2019	100	116

Hyundai Auto Lease Securitization Trust			CIT Group Inc
2011-A			7.00%, 05/02/2017(d)	751	750
1.02%, 10/15/2013(d)	250	249	Citigroup Inc
Mercedes-Benz Auto Lease Trust			3.95%, 06/15/2016	525	523
0.90%, 01/15/2014(d)	650	650	4.50%, 01/14/2022	430	414
Santander Drive Auto Receivables Trust			5.13%, 05/05/2014	135	138
0.96%, 02/18/2014	300	300	5.38%, 08/09/2020	110	113
1.04%, 04/15/2014	1,000	999	5.50%, 10/15/2014	145	149
1.36%, 03/15/2013	501	501	5.88%, 05/29/2037	145	145
1.48%, 05/15/2017(d)	278	275	6.13%, 05/15/2018	600	639
Wheels SPV LLC			6.38%, 08/12/2014	690	724
1.83%, 03/15/2018(c),(d)	224	225	City National Corp/CA
		$ 3,472	5.25%, 09/15/2020	515	511
			Cooperatieve Centrale Raiffeisen-
Automobile Floor Plan Asset Backed Securities - 1.55%			Boerenleenbank BA/Netherlands
Ally Master Owner Trust			11.00%, 12/29/2049(c),(d)	281	329
0.91%, 05/15/2016(c)	2,100	2,094	Goldman Sachs Group Inc/The
BMW Floorplan Master Owner Trust			0.61%, 02/06/2012(c)	500	499
1.43%, 09/15/2014(c),(d)	1,500	1,508	5.25%, 07/27/2021	305	298

See accompanying notes

137

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

			Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)				Beverages (continued)
Goldman Sachs Group Inc/The	(continued)			Pernod-Ricard SA
6.25%, 02/01/2041	$ 210 $		206	4.45%, 01/15/2022(d)	$ 195 $	204
6.45%, 05/01/2036		215	194	5.75%, 04/07/2021(d)	30	34
HBOS Capital Funding No2 LP					$ 1,422
6.07%, 06/29/2049(c),(d)		160	99
HSBC USA Capital Trust I				Biotechnology - 0.99%
7.81%, 12/15/2026(d)		850	837	Amgen Inc
ICICI Bank Ltd				3.88%, 11/15/2021	570	575
5.75%, 11/16/2020(d)		100	92	5.15%, 11/15/2041	125	130
ICICI Bank Ltd/Bahrain				5.75%, 03/15/2040	85	93
6.63%, 10/03/2012		125	128	Celgene Corp
JP Morgan Chase & Co				5.70%, 10/15/2040	355	391
4.25%, 10/15/2020		175	176	Genzyme Corp
4.35%, 08/15/2021		610	616	5.00%, 06/15/2020	230	265
5.40%, 01/06/2042		420	438	Gilead Sciences Inc
KeyBank NA/Cleveland OH				3.05%, 12/01/2016	375	384
5.45%, 03/03/2016		250	269	4.40%, 12/01/2021	520	550
KeyCorp				5.65%, 12/01/2041	335	371
5.10%, 03/24/2021		285	296	Life Technologies Corp
LBG Capital No.1 PLC				6.00%, 03/01/2020	400	447
8.00%, 12/29/2049(c),(d)		435	311		$ 3,206
Morgan Stanley				Building Materials - 0.11%
5.30%, 03/01/2013		145	147	Cemex SAB de CV
5.50%, 07/24/2020		145	132	9.00%, 01/11/2018(d)	100	80
5.50%, 07/28/2021		480	444	Cimento Tupi SA
5.95%, 12/28/2017		465	443	9.75%, 05/11/2018(d)	54	55
6.25%, 08/28/2017		325	318	CRH America Inc
National Agricultural Cooperative Federation				8.13%, 07/15/2018	185	211
4.25%, 01/28/2016		100	102		$ 346
NB Capital Trust II
7.83%, 12/15/2026		700	623	Chemicals - 0.74%
PNC Financial Services Group Inc				CF Industries Inc
6.75%, 08/01/2049(c)		930	909	7.13%, 05/01/2020	660	780
PNC Funding Corp				Dow Chemical Co/The
0.57%, 01/31/2012(c)		1,000	1,000	2.50%, 02/15/2016	300	301
2.70%, 09/19/2016		170	173	4.25%, 11/15/2020	65	68
PNC Preferred Funding Trust III				7.38%, 11/01/2029	155	197
8.70%, 02/28/2049(c),(d)		200	203	Ecolab Inc
Royal Bank of Scotland Group PLC				4.35%, 12/08/2021	240	256
5.05%, 01/08/2015		200	163	Ineos Finance PLC
Royal Bank of Scotland PLC/The				9.00%, 05/15/2015(d)	90	91
3.40%, 08/23/2013		500	486	LyondellBasell Industries NV
Santander US Debt SAU				6.00%, 11/15/2021(d)	200	208
2.99%, 10/07/2013(d)		600	574	Mosaic Co/The
Toronto-Dominion Bank/The				4.88%, 11/15/2041	230	238
2.38%, 10/19/2016		60	61	Nova Chemicals Corp
2.50%, 07/14/2016		200	204	8.63%, 11/01/2019	102	113
US Bank NA/Cincinnati OH				Potash Corp of Saskatchewan Inc
3.78%, 04/29/2020(c)		1,285	1,323	5.88%, 12/01/2036	110	134
VTB Bank OJSC Via VTB Capital SA					$ 2,386
6.88%, 05/29/2018		100	102	Coal - 0.41%
Wells Fargo & Co				Alpha Natural Resources Inc
2.63%, 12/15/2016		1,680	1,679	6.00%, 06/01/2019	15	15
3.68%, 06/15/2016(c)		345	361
				6.25%, 06/01/2021	125	121
Wells Fargo Bank NA
0.67%, 05/16/2016 (c)		625	549	Arch Coal Inc
				7.00%, 06/15/2019(d)	60	61
		$ 25,436		7.25%, 06/15/2021(d)	85	87
Beverages - 0.44%				8.75%, 08/01/2016	150	164
Anheuser-Busch InBev Worldwide Inc				Berau Capital Resources Pte Ltd
0.76%, 07/14/2014(c)		115	114	12.50%, 07/08/2015(d)	100	111
4.13%, 01/15/2015		5	5	Bumi Investment Pte Ltd
5.38%, 01/15/2020		250	293	10.75%, 10/06/2017(d)	200	200
8.20%, 01/15/2039		60	95	Consol Energy Inc
Coca-Cola Femsa SAB de CV				8.00%, 04/01/2017	315	345
4.63%, 02/15/2020		100	111	Peabody Energy Corp
Corp Lindley SA				6.25%, 11/15/2021(d)	205	212
6.75%, 11/23/2021(d)		87	89		$ 1,316
Dr Pepper Snapple Group Inc
2.90%, 01/15/2016		460	477

See accompanying notes

138

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Commercial Services - 0.33%			Diversified Financial Services (continued)
B-Corp Merger Sub Inc			GT 2005 BONDS BV
8.25%, 06/01/2019(d)	$ 75	$ 70	6.00%, 07/21/2014(c)	$ 38	$ 34
DP World Ltd			GTP Acquisition Partners I LLC
6.85%, 07/02/2037	100	90	4.35%, 06/15/2016(d)	340	338
Emergency Medical Services Corp			HSBC Finance Capital Trust IX
8.13%, 06/01/2019	170	170	5.91%, 11/30/2035	160	133
ERAC USA Finance LLC			Icahn Enterprises LP / Icahn Enterprises
7.00%, 10/15/2037(d)	345	415	Finance Corp
Hertz Corp/The			8.00%, 01/15/2018	220	229
8.88%, 01/01/2014	18	18	ILFC E-Capital Trust II
RSC Equipment Rental Inc/RSC Holdings III			6.25%, 12/21/2065(c),(d)	130	88
LLC			International Lease Finance Corp
8.25%, 02/01/2021	130	132	5.65%, 06/01/2014	140	134
10.00%, 07/15/2017(d)	150	175	6.25%, 05/15/2019	125	115
		$ 1,070	8.62%, 09/15/2015(c)	135	138
			John Deere Capital Corp
Computers - 1.01%			3.15%, 10/15/2021	265	270
Affiliated Computer Services Inc			Merrill Lynch & Co Inc
5.20%, 06/01/2015	740	794	0.76%, 06/05/2012(c)	400	392
Hewlett-Packard Co			5.00%, 01/15/2015	165	159
3.00%, 09/15/2016	810	816	6.40%, 08/28/2017	170	165
3.30%, 12/09/2016	330	337	National Rural Utilities Cooperative Finance
4.65%, 12/09/2021	305	322	Corp
iGate Corp			1.90%, 11/01/2015	500	503
9.00%, 05/01/2016(d)	125	129
			Scottrade Financial Services Inc
Seagate HDD Cayman			6.13%, 07/11/2021(d)	830	833
6.88%, 05/01/2020	565	580	Springleaf Finance Corp
7.00%, 11/01/2021(d)	110	113
			6.90%, 12/15/2017	200	144
Spansion LLC			SquareTwo Financial Corp
7.88%, 11/15/2017	180	164	11.63%, 04/01/2017	175	169
		$ 3,255			$ 8,583

Consumer Products - 0.39%			Electric - 3.26%
Clorox Co/The			Abu Dhabi National Energy Co
3.80%, 11/15/2021	515	525	6.50%, 10/27/2036	100	98
Reynolds Group Issuer Inc / Reynolds Group			Baltimore Gas & Electric Co
Issuer LLC / Reynolds Group Issuer			5.90%, 10/01/2016	255	297
(Luxembourg) S.A.			Centrais Eletricas Brasileiras SA
7.13%, 04/15/2019(d)	335	341
			5.75%, 10/27/2021(d)	200	208
7.88%, 08/15/2019(d)	200	209
9.88%, 08/15/2019(d)	200	194	CMS Energy Corp
			2.75%, 05/15/2014	580	573
		$ 1,269	Commonwealth Edison Co
Credit Card Asset Backed Securities - 0.81%			5.80%, 03/15/2018	195	230
Citibank Omni Master Trust			Dominion Resources Inc/VA
2.38%, 05/16/2016(c),(d)	2,600	2,616	1.95%, 08/15/2016	170	171
			2.25%, 09/01/2015	240	246
			DTE Energy Co
Diversified Financial Services - 2.65%			6.38%, 04/15/2033	620	751
ABB Treasury Center USA Inc			Duke Energy Carolinas LLC
2.50%, 06/15/2016(d)	550	553
			4.25%, 12/15/2041	155	162
Aircastle Ltd			Duke Energy Corp
9.75%, 08/01/2018	160	167	3.55%, 09/15/2021	405	414
American Express Credit Corp			Edison International
2.80%, 09/19/2016	740	744	3.75%, 09/15/2017	160	165
Credit Acceptance Corp			Edison Mission Energy
9.13%, 02/01/2017	75	78	7.00%, 05/15/2017	135	88
9.13%, 02/01/2017(d)	130	135
			Elwood Energy LLC
Ford Motor Credit Co LLC			8.16%, 07/05/2026	194	190
3.88%, 01/15/2015	830	827	Energy Future Holdings Corp
5.00%, 05/15/2018	275	276	9.75%, 10/15/2019	213	213
5.88%, 08/02/2021	305	318	10.00%, 01/15/2020(c)	85	89
7.00%, 04/15/2015	355	382	Energy Future Intermediate Holding Co LLC
General Electric Capital Corp			9.75%, 10/15/2019	275	275
3.35%, 10/17/2016	90	94	FirstEnergy Corp
5.88%, 01/14/2038	130	138	7.38%, 11/15/2031	270	332
6.15%, 08/07/2037	45	49	Florida Power & Light Co
6.38%, 11/15/2067(c)	885	872
			4.13%, 02/01/2042	435	449
Goldman Sachs Capital I			5.25%, 02/01/2041	115	140
6.35%, 02/15/2034	125	106	5.65%, 02/01/2037	100	126

See accompanying notes

139

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Electric (continued)			Entertainment (continued)
GenOn REMA LLC			Regal Entertainment Group
9.24%, 07/02/2017	$ 305 $	299	9.13%, 08/15/2018	$ 170 $	182
Indiantown Cogeneration LP			WMG Acquisition Corp
9.77%, 12/15/2020	153	159	9.50%, 06/15/2016(d)	60	65
Jersey Central Power & Light Co			9.50%, 06/15/2016	175	190
5.63%, 05/01/2016	160	181	11.50%, 10/01/2018(d)	175	174
Kentucky Utilities Co			WMG Holdings Corp
5.13%, 11/01/2040	180	216	13.75%, 10/01/2019(d)	85	80
Korea Electric Power Corp				$ 1,948
3.00%, 10/05/2015	100	100
Mirant Mid Atlantic Pass Through Trust C			Environmental Control - 0.17%
10.06%, 12/30/2028	399	416	Clean Harbors Inc
Nevada Power Co			7.63%, 08/15/2016	45	48
5.38%, 09/15/2040	80	94	EnergySolutions Inc / EnergySolutions LLC
NRG Energy Inc			10.75%, 08/15/2018	90	84
7.38%, 01/15/2017	55	57	Republic Services Inc
8.25%, 09/01/2020	230	231	3.80%, 05/15/2018	400	414
Oncor Electric Delivery Co LLC				$ 546
5.00%, 09/30/2017	145	160	Food - 1.07%
5.25%, 09/30/2040	160	182	Cargill Inc
PacifiCorp			3.25%, 11/15/2021(d)	300	302
3.85%, 06/15/2021	515	559	Del Monte Corp
PPL Electric Utilities Corp			7.63%, 02/15/2019	195	187
3.00%, 09/15/2021	80	81	Delhaize Group SA
5.20%, 07/15/2041	130	155	5.70%, 10/01/2040	185	190
PPL WEM Holdings PLC			General Mills Inc
3.90%, 05/01/2016(d)	390	391	3.15%, 12/15/2021	380	385
Progress Energy Inc			JM Smucker Co/The
4.40%, 01/15/2021	280	309	3.50%, 10/15/2021	730	747
Public Service Co of Colorado			Kraft Foods Inc
4.75%, 08/15/2041	250	286	5.38%, 02/10/2020	310	358
Puget Energy Inc			6.50%, 11/01/2031	365	454
6.00%, 09/01/2021	300	310	6.50%, 02/09/2040	130	169
San Diego Gas & Electric Co			Pinnacle Foods Finance LLC / Pinnacle Foods
3.00%, 08/15/2021	325	334	Finance Corp
5.35%, 05/15/2040	150	190	8.25%, 09/01/2017	85	88
Southern California Edison Co			10.63%, 04/01/2017	5	5
3.88%, 06/01/2021	475	524	Safeway Inc
Star Energy Geothermal Wayang Windu Ltd			3.40%, 12/01/2016	360	369
11.50%, 02/12/2015	100	107	4.75%, 12/01/2021	205	210
	$ 10,558			$ 3,464

Electronics - 0.09%			Forest Products & Paper - 0.19%
NXP BV / NXP Funding LLC			Celulosa Arauco y Constitucion SA
3.15%, 10/15/2013(c)	3	3	5.63%, 04/20/2015	45	49
9.75%, 08/01/2018(d)	110	120	Domtar Corp
Thermo Fisher Scientific Inc			10.75%, 06/01/2017	25	32
2.25%, 08/15/2016	105	107	Exopack Holding Corp
Viasystems Inc			10.00%, 06/01/2018(d)	255	255
12.00%, 01/15/2015(d)	55	59	Longview Fibre Paper & Packaging Inc
	$ 289		8.00%, 06/01/2016(d)	95	95
Engineering & Construction - 0.03%			PE Paper Escrow GmbH
			12.00%, 08/01/2014(d)	100	106
Odebrecht Finance Ltd
7.00%, 04/21/2020	100	107	Sappi Papier Holding GmbH
			7.50%, 06/15/2032(d)	95	76
				$ 613
Entertainment - 0.60%
CCM Merger Inc			Gas - 0.12%
8.00%, 08/01/2013(d)	255	246	Atmos Energy Corp
Choctaw Resort Development Enterprise			5.50%, 06/15/2041	255	298
7.25%, 11/15/2019(d)	322	211	Korea Gas Corp
Lions Gate Entertainment Inc			4.25%, 11/02/2020	100	99
10.25%, 11/01/2016(d)	180	181		$ 397
Peninsula Gaming LLC / Peninsula Gaming			Healthcare - Products - 0.52%
Corp			Angiotech Pharmaceuticals Inc
8.38%, 08/15/2015	320	339	5.00%, 12/01/2013(c)	420	358
10.75%, 08/15/2017	180	188	Baxter International Inc
Regal Cinemas Corp			1.85%, 01/15/2017	240	242
8.63%, 07/15/2019	85	92	Becton Dickinson and Co
			1.75%, 11/08/2016	185	186

See accompanying notes

140

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

		Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's)	Value (000's)

Healthcare - Products (continued)				Insurance (continued)
Becton Dickinson and Co	(continued)			CNO Financial Group Inc
3.13%, 11/08/2021	$ 230 $		238	9.00%, 01/15/2018(d)	$ 70	$ 74
Biomet Inc				Hanover Insurance Group Inc/The
10.38%, 10/15/2017		130	141	6.38%, 06/15/2021	330	356
10.00%, 10/15/2017		60	65	Liberty Mutual Group Inc
Stryker Corp				5.00%, 06/01/2021(d)	240	235
2.00%, 09/30/2016		435	445	7.00%, 03/15/2037(c),(d)	75	63
		$ 1,675		Lincoln National Corp
				5.65%, 08/27/2012	200	204
Healthcare - Services - 1.10%				6.15%, 04/07/2036	450	452
AMERIGROUP Corp				7.00%, 05/17/2066(c)	310	280
7.50%, 11/15/2019		120	124	Marsh & McLennan Cos Inc
Centene Corp				4.80%, 07/15/2021	565	618
5.75%, 06/01/2017		235	234	MetLife Capital Trust IV
Cigna Corp				7.88%, 12/15/2037(d)	480	498
4.00%, 02/15/2022		710	703	Willis Group Holdings PLC
5.38%, 02/15/2042		135	134	5.75%, 03/15/2021	140	148
Fresenius Medical Care US Finance Inc				XL Group PLC
6.50%, 09/15/2018(d)		55	58
				6.50%, 12/31/2049(c)	395	309
HCA Inc						$ 5,853
6.50%, 02/15/2020		240	249
7.25%, 09/15/2020		90	95	Internet - 0.17%
8.50%, 04/15/2019		360	394	Equinix Inc
Health Management Associates Inc				7.00%, 07/15/2021	140	148
7.38%, 01/15/2020(d)		85	88	Open Solutions Inc
Highmark Inc				9.75%, 02/01/2015(d)	300	192
4.75%, 05/15/2021(d)		355	364	Zayo Group LLC/Zayo Capital Inc
Multiplan Inc				10.25%, 03/15/2017	210	224
9.88%, 09/01/2018(d)		355	369			$ 564
Radnet Management Inc
10.38%, 04/01/2018		75	66	Iron & Steel - 0.02%
Roche Holdings Inc				ArcelorMittal
7.00%, 03/01/2039(d)		270	383	6.75%, 03/01/2041	70	63
WellPoint Inc
3.70%, 08/15/2021		295	303	Leisure Products & Services - 0.19%
		$ 3,564		Harley-Davidson Financial Services Inc
				3.88%, 03/15/2016(d)	600	622
Holding Companies - Diversified - 0.07%
Hutchison Whampoa International 03/13 Ltd
6.50%, 02/13/2013		120	125	Lodging - 0.51%
Hutchison Whampoa International 09/19 Ltd				Caesars Entertainment Operating Co Inc
5.75%, 09/11/2019		105	118	10.00%, 12/15/2018	387	265
		$ 243		MGM Resorts International
				7.50%, 06/01/2016	110	105
Home Equity Asset Backed Securities - 0.45%				11.38%, 03/01/2018	10	11
Countrywide Asset-Backed Certificates				10.00%, 11/01/2016	170	179
5.51%, 08/25/2036		249	237	Starwood Hotels & Resorts Worldwide Inc
First NLC Trust				6.75%, 05/15/2018	40	45
0.59%, 09/25/2035(c)		38	38
				7.15%, 12/01/2019	145	166
New Century Home Equity Loan Trust				Wyndham Worldwide Corp
0.58%, 03/25/2035(b),(c)		25	22
				5.63%, 03/01/2021	490	506
Residential Asset Securities Corp				7.38%, 03/01/2020	340	388
0.44%, 09/25/2036(c)		692	528
Saxon Asset Securities Trust						$ 1,665
1.99%, 03/25/2035(c)		131	51	Media - 2.90%
Specialty Underwriting & Residential				Cablevision Systems Corp
Finance				8.00%, 04/15/2020	170	182
1.06%, 02/25/2035(c)		128	103	CBS Corp
Wells Fargo Home Equity Trust				5.75%, 04/15/2020	550	618
0.58%, 10/25/2035(c)		479	470	7.88%, 07/30/2030	25	32
		$ 1,449		Comcast Corp
				4.95%, 06/15/2016	345	382
Insurance - 1.81%				5.90%, 03/15/2016	335	383
Aflac Inc				6.40%, 03/01/2040	220	273
3.45%, 08/15/2015		570	588	6.50%, 01/15/2017	175	206
American International Group Inc				6.50%, 11/15/2035	365	440
4.25%, 09/15/2014		880	855	CSC Holdings LLC
4.88%, 09/15/2016		1,055	998	6.75%, 11/15/2021(d)	45	47
Berkshire Hathaway Inc				Cumulus Media Inc
2.20%, 08/15/2016		170	175	7.75%, 05/01/2019(d)	200	178

See accompanying notes

141

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000's)

Media (continued)			Mining (continued)
DIRECTV Holdings LLC / DIRECTV			Vedanta Resources PLC
Financing Co Inc			9.50%, 07/18/2018	$ 100	$ 86
3.55%, 03/15/2015	$ 285 $	297	Xstrata Canada Financial Corp
5.00%, 03/01/2021	335	359	3.60%, 01/15/2017(d)	425	429
5.88%, 10/01/2019	285	321	4.95%, 11/15/2021(d)	210	215
6.38%, 03/01/2041	10	12			$ 3,674
7.63%, 05/15/2016	250	265
DISH DBS Corp			Miscellaneous Manufacturing - 0.58%
6.63%, 10/01/2014	35	37	3M Co
6.75%, 06/01/2021	225	242	1.38%, 09/29/2016	55	55
7.75%, 05/31/2015	260	286	GE Capital Trust I
7.88%, 09/01/2019	274	310	6.38%, 11/15/2067	80	79
Kabel BW GmbH			Park-Ohio Industries Inc
7.50%, 03/15/2019(d)	220	231	8.13%, 04/01/2021	40	39
NBCUniversal Media LLC			Textron Inc
5.15%, 04/30/2020	1,275	1,420	6.20%, 03/15/2015	365	392
News America Inc			Tyco Electronics Group SA
4.50%, 02/15/2021	90	94	6.00%, 10/01/2012	170	176
6.20%, 12/15/2034	335	360	7.13%, 10/01/2037	20	27
Time Warner Cable Inc			Tyco International Finance SA
4.00%, 09/01/2021	170	172	4.13%, 10/15/2014	130	139
4.13%, 02/15/2021	205	211	6.00%, 11/15/2013	185	200
5.50%, 09/01/2041	390	411	Tyco International Ltd / Tyco International
Time Warner Inc			Finance SA
4.00%, 01/15/2022	295	304	7.00%, 12/15/2019	635	782
5.38%, 10/15/2041	150	163			$ 1,889
7.63%, 04/15/2031	135	174	Mortgage Backed Securities - 9.00%
Unitymedia Hessen GmbH & Co KG /			Banc of America Large Loan Inc
Unitymedia NRW GmbH			5.62%, 06/24/2049(c),(d)	350	345
8.13%, 12/01/2017(d)	200	211	5.69%, 06/24/2050(c),(d)	550	516
Univision Communications Inc			Banc of America Merrill Lynch Commercial
7.88%, 11/01/2020(d)	100	102	Mortgage Inc
8.50%, 05/15/2021(d)	295	268	0.56%, 06/10/2049(c),(d)	250	170
Viacom Inc			4.97%, 07/10/2043	250	116
3.88%, 12/15/2021	390	398	5.67%, 01/15/2049(c),(d)	185	20
	$ 9,389		5.89%, 07/10/2044	35	38
Mining - 1.13%			BCRR Trust
			4.25%, 07/17/2040(d)	100	89
Alcoa Inc			5.86%, 12/15/2043(d)	335	322
5.40%, 04/15/2021	255	255
ALROSA Finance SA			Bella Vista Mortgage Trust
			0.53%, 05/20/2045(b),(c)	168	81
7.75%, 11/03/2020(d)	200	199
AngloGold Ashanti Holdings PLC			Citigroup Commercial Mortgage Trust
			0.54%, 10/15/2049(c)	9,269	96
5.38%, 04/15/2020	85	84	5.48%, 03/17/2051(c),(d)	528	505
BHP Billiton Finance USA Ltd			5.62%, 12/10/2049(c)	206	206
1.13%, 11/21/2014	360	361
1.88%, 11/21/2016	240	242	Citigroup/Deutsche Bank Commercial
3.25%, 11/21/2021	200	206	Mortgage Trust
Corp Nacional del Cobre de Chile			5.32%, 12/11/2049	355	377
3.88%, 11/03/2021(d)	200	204	Commercial Mortgage Pass Through
FMG Resources August 2006 Pty Ltd			Certificates
			5.81%, 12/10/2049(c)	1,000	682
6.88%, 02/01/2018(d)	210	201
			5.95%, 06/09/2028(d)	350	350
8.25%, 11/01/2019(d)	85	87
Freeport-McMoRan Copper & Gold Inc			Countrywide Home Loan Mortgage Pass
8.38%, 04/01/2017	425	452	Through Trust
Midwest Vanadium Pty Ltd			5.00%, 04/25/2035	319	308
11.50%, 02/15/2018(d)	110	80	Credit Suisse First Boston Mortgage Securities
Rio Tinto Finance USA Ltd			Corp
			0.26%, 11/15/2037(c),(d)	10,379	190
1.88%, 11/02/2015	135	136	0.95%, 01/15/2037(c),(d)	13,816	236
Southern Copper Corp
5.38%, 04/16/2020	75	79	Credit Suisse Mortgage Capital Certificates
			0.16%, 12/15/2039(c)	3,648	57
6.75%, 04/16/2040	60	60	0.56%, 09/15/2039(c),(d)	11,126	112
Taseko Mines Ltd			5.34%, 12/15/2043(c),(d)	690	665
7.75%, 04/15/2019	38	34	5.38%, 02/15/2040(d)	500	511
Teck Resources Ltd			5.47%, 09/18/2039(d)	760	748
6.25%, 07/15/2041	135	156	5.62%, 06/10/2049(c),(d)	500	487
Vale Overseas Ltd			5.70%, 09/15/2040(d)	380	354
4.63%, 09/15/2020	77	80	5.71%, 06/15/2039(c)	340	357
6.88%, 11/21/2036	25	28	5.79%, 09/15/2039(c)	464	466

See accompanying notes

142

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Credit Suisse Mortgage Capital Certificates			JP Morgan Chase Commercial Mortgage
(continued)			Securities Corp
6.00%, 09/15/2039(d)	$ 200	$ 188	5.34%, 05/15/2047	$ 330	$ 350
Fannie Mae			5.35%, 06/12/2041(c)	164	167
0.49%, 01/25/2023(c)	58	58	JP Morgan Mortgage Trust
0.54%, 11/25/2022(c)	35	35	5.63%, 06/25/2036(c)	1	1
0.54%, 03/25/2035(c)	124	124	LB-UBS Commercial Mortgage Trust
0.59%, 02/25/2018(c)	45	45	0.47%, 02/15/2040(c)	21,213	397
0.59%, 02/25/2032(c)	70	70	5.56%, 02/15/2040(c)	200	96
3.76%, 02/25/2037(c)	1,223	63	6.24%, 07/17/2040(c)	350	149
5.76%, 11/25/2038(c)	1,351	201	Merrill Lynch/Countrywide Commercial
5.96%, 03/25/2024(c)	2,359	211	Mortgage Trust
6.00%, 05/25/2030	675	688	0.52%, 08/12/2048(c)	7,718	144
6.26%, 07/25/2038(c)	384	40	Morgan Stanley Capital I
6.41%, 02/25/2024(c)	616	61	0.53%, 04/12/2049(c)	669	638
6.46%, 11/25/2036(c)	1,061	161	5.60%, 04/12/2049(c)	225	236
6.48%, 04/25/2037(c)	428	69	Morgan Stanley Reremic Trust
6.50%, 02/25/2047	233	259	3.00%, 07/17/2056(d),(e)	769	772
6.70%, 04/25/2039(c)	230	250	4.97%, 04/16/2040(d)	525	510
6.81%, 09/25/2031(c)	485	37	5.79%, 08/12/2045(c),(d)	150	148
7.45%, 03/25/2039(c)	241	268	10.24%, 12/17/2043(c),(d)	1,250	1,240
Fannie Mae Whole Loan			Nomura Asset Acceptance Corp
0.49%, 05/25/2035(b),(c)	298	296	0.64%, 02/25/2035(c)	15	13
FHLMC Multifamily Structured Pass Through			RBSCF Trust
Certificates			5.31%, 03/16/2012(d)	925	921
2.01%, 08/25/2018(c)	3,999	420	5.79%, 09/17/2039(c),(d)	150	156
Freddie Mac			Residential Accredit Loans Inc
0.73%, 06/15/2023(c)	146	146	0.44%, 02/25/2047(c)	1,209	480
0.88%, 08/15/2018(c)	468	472	Residential Asset Securitization Trust
4.00%, 06/15/2034(c)	2,022	144	5.50%, 02/25/2035	259	262
4.50%, 10/15/2035(c)	1,797	240	Structured Adjustable Rate Mortgage Loan
5.00%, 07/15/2038(c)	1,213	168	Trust
5.62%, 01/15/2038(c)	1,282	169	0.99%, 08/25/2034(b),(c)	564	39
5.87%, 02/15/2040(c)	386	56	Wachovia Bank Commercial Mortgage Trust
6.22%, 11/15/2040(c)	1,718	244	0.00%, 12/15/2043(a)	250	37
6.22%, 07/15/2041(c)	486	93	0.48%, 12/15/2043(c),(d)	655	434
6.27%, 02/15/2040(c)	919	164	0.54%, 10/15/2041(c),(d)	7,795	—
6.27%, 05/15/2040(c)	1,752	255	5.51%, 04/15/2047	700	738
6.32%, 02/15/2035(c)	4,025	421	WAMU Commercial Mortgage Securities
6.42%, 03/15/2036(c)	2,577	378	Trust
6.47%, 02/15/2035(c)	3,465	320	3.83%, 01/25/2035(d)	7	7
6.77%, 07/15/2031(c)	1,922	158	WaMu Mortgage Pass Through Certificates
7.27%, 11/15/2033(c)	375	50	2.57%, 05/25/2035(c)	48	46
GE Capital Commercial Mortgage Corp			Washington Mutual Alternative Mortgage
0.17%, 05/10/2014(c)	18,197	85	Pass-Through Certificates
Ginnie Mae			0.54%, 02/25/2036(c)	187	89
3.50%, 01/20/2037	986	988	0.57%, 06/25/2046(c)	318	14
4.00%, 10/16/2024(c)	608	81	Wells Fargo Commercial Mortgage Trust
4.00%, 10/16/2026(c)	1,152	149	1.46%, 11/15/2043(c),(d)	2,208	193
4.50%, 06/20/2039(c)	2,490	358	Wells Fargo Mortgage Backed Securities
5.00%, 10/16/2022(c)	1,433	129	Trust
6.24%, 01/16/2038(c)	162	24	6.00%, 10/25/2036(c)	277	274
6.32%, 09/16/2040(c)	235	43			$ 29,156
6.41%, 11/16/2041(c)	635	160
6.42%, 07/20/2035(c)	969	179	Office & Business Equipment - 0.06%
Greenwich Capital Commercial Funding			Xerox Corp
Corp			6.75%, 02/01/2017	170	195
5.44%, 03/10/2039(c)	270	292
5.74%, 12/10/2049	395	426	Oil & Gas - 3.33%
GS Mortgage Securities Corp II			Anadarko Petroleum Corp
5.79%, 08/10/2045(c)	75	81	5.95%, 09/15/2016	145	164
Harborview Mortgage Loan Trust			6.20%, 03/15/2040	440	490
0.52%, 03/19/2037(c)	546	284	Antero Resources Finance Corp
Homebanc Mortgage Trust			7.25%, 08/01/2019(d)	55	56
0.63%, 01/25/2036(c)	1,008	618	Bill Barrett Corp
Impac CMB Trust			7.63%, 10/01/2019	105	110
1.27%, 10/25/2034(b),(c)	214	141	BP Capital Markets PLC
Indymac Index Mortgage Loan Trust			3.13%, 10/01/2015	260	272
0.47%, 02/25/2037(c)	1,620	1,068	3.56%, 11/01/2021	240	250
0.52%, 04/25/2035(c)	130	73

See accompanying notes

143

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)			Oil & Gas (continued)
BP Capital Markets PLC (continued)			PTTEP Canada International Finance Ltd
3.63%, 05/08/2014	$ 330 $	347	5.69%, 04/05/2021(d)	$ 200 $	209
Canadian Natural Resources Ltd			Ras Laffan Liquefied Natural Gas Co Ltd II
5.70%, 05/15/2017	235	278	5.30%, 09/30/2020	220	236
Carrizo Oil & Gas Inc			Statoil ASA
8.63%, 10/15/2018(d)	60	60	1.80%, 11/23/2016	480	486
Chaparral Energy Inc			Talisman Energy Inc
8.25%, 09/01/2021	175	177	5.13%, 05/15/2015	120	130
8.88%, 02/01/2017(c)	80	83	TNK-BP Finance SA
9.88%, 10/01/2020	220	238	7.25%, 02/02/2020(d)	200	206
Chesapeake Energy Corp			Transocean Inc
6.13%, 02/15/2021	260	267	5.05%, 12/15/2016	945	965
9.50%, 02/15/2015	5	6	6.38%, 12/15/2021	270	287
Concho Resources Inc			6.80%, 03/15/2038	60	61
7.00%, 01/15/2021	185	199	Venoco Inc
ConocoPhillips			11.50%, 10/01/2017	125	126
5.75%, 02/01/2019	430	518		$ 10,770
Denbury Resources Inc
8.25%, 02/15/2020	18	20	Oil & Gas Services - 0.66%
9.75%, 03/01/2016	265	292	Baker Hughes Inc
			3.20%, 08/15/2021(d)	250	258
Devon Energy Corp
2.40%, 07/15/2016	285	292	Cameron International Corp
5.60%, 07/15/2041	80	96	4.50%, 06/01/2021	295	317
Ecopetrol SA			6.38%, 07/15/2018	380	450
7.63%, 07/23/2019	245	295	7.00%, 07/15/2038	45	56
Encana Corp			Cie Generale de Geophysique-Veritas
3.90%, 11/15/2021	390	392	9.50%, 05/15/2016	175	189
Gazprom OAO Via Gaz Capital SA			Halliburton Co
7.29%, 08/16/2037(d)	186	192	3.25%, 11/15/2021	312	322
GMX Resources Inc			Schlumberger Investment SA
			3.30%, 09/14/2021(d)	255	262
11.00%, 12/01/2017(c),(d),(f)	15	12
Hilcorp Energy I LP/Hilcorp Finance Co			SESI LLC
7.63%, 04/15/2021(d)	25	26	6.38%, 05/01/2019	70	71
			7.13%, 12/15/2021(d)	85	89
8.00%, 02/15/2020(d)	195	209
Indian Oil Corp Ltd			Weatherford International Ltd/Bermuda
4.75%, 01/22/2015	100	100	7.00%, 03/15/2038	120	137
Kodiak Oil & Gas Corp				$ 2,151
8.13%, 12/01/2019(d)	60	62	Other Asset Backed Securities - 1.58%
Linn Energy LLC/Linn Energy Finance Corp			Ameriquest Mortgage Securities Inc
6.50%, 05/15/2019(d)	165	164	0.59%, 03/25/2035(c)	38	37
7.75%, 02/01/2021	115	120	Countrywide Asset-Backed Certificates
8.63%, 04/15/2020	135	147	0.42%, 11/25/2037(c)	985	708
Lukoil International Finance BV			0.54%, 03/25/2036(b),(c)	649	389
7.25%, 11/05/2019(d)	100	103	0.81%, 06/25/2035(c)	415	382
Newfield Exploration Co			First-Citizens Home Equity Loan LLC
5.75%, 01/30/2022	110	119	0.49%, 09/15/2022(c),(d)	104	96
Nexen Inc			GE Dealer Floorplan Master Note Trust
6.40%, 05/15/2037	225	238	0.88%, 07/21/2014(c)	1,000	999
Noble Energy Inc			GE Equipment Transportation LLC
6.00%, 03/01/2041	45	52	1.33%, 05/20/2019	600	601
Oasis Petroleum Inc			JP Morgan Mortgage Acquisition Corp
6.50%, 11/01/2021	85	84	0.37%, 03/25/2037(c)	92	86
Occidental Petroleum Corp			0.44%, 03/25/2037(c)	720	503
3.13%, 02/15/2022	130	133	5.45%, 11/25/2036	500	500
Petrobras International Finance Co - Pifco			Marriott Vacation Club Owner Trust
5.38%, 01/27/2021	180	189	5.52%, 05/20/2029(c),(d)	112	116
6.88%, 01/20/2040	35	41	MSDWCC Heloc Trust
Petro-Canada			0.48%, 07/25/2017(c)	106	89
5.95%, 05/15/2035	320	368	Washington Mutual Asset-Backed
Petroleum Development Corp			Certificates
12.00%, 02/15/2018	225	244	0.47%, 04/25/2036(c)	739	609
Petroquest Energy Inc				$ 5,115
10.00%, 09/01/2017	90	93
Pioneer Natural Resources Co			Packaging & Containers - 0.11%
7.50%, 01/15/2020	80	94	Crown Cork & Seal Co Inc
Precision Drilling Corp			7.38%, 12/15/2026	83	85
6.50%, 12/15/2021(d)	50	51	Plastipak Holdings Inc
6.63%, 11/15/2020	110	113	8.50%, 12/15/2015(d)	10	10
Pride International Inc			10.63%, 08/15/2019(d)	45	50
7.88%, 08/15/2040	160	208

See accompanying notes

144

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Packaging & Containers (continued)			Regional Authority - 0.02%
Sealed Air Corp			Provincia de Buenos Aires/Argentina
8.13%, 09/15/2019(d)	$ 90	$ 99	10.88%, 01/26/2021(d)	$ 100 $	75
8.38%, 09/15/2021(d)	90	99

		$ 343	REITS - 0.80%
Pharmaceuticals - 0.94%			DuPont Fabros Technology LP
Aristotle Holding Inc			8.50%, 12/15/2017	140	150
3.50%, 11/15/2016(d)	375	382	Entertainment Properties Trust
6.13%, 11/15/2041(d)	15	16	7.75%, 07/15/2020	685	720
Endo Pharmaceuticals Holdings Inc			ERP Operating LP
7.00%, 07/15/2019	70	74	4.63%, 12/15/2021	625	637
7.25%, 01/15/2022	75	80	Simon Property Group LP
GlaxoSmithKline Capital Inc			2.80%, 01/30/2017	520	531
5.38%, 04/15/2034	285	340	4.13%, 12/01/2021	520	544
Merck & Co Inc				$ 2,582
5.95%, 12/01/2028	130	163
6.50%, 12/01/2033(c)	185	255	Retail - 0.99%
Mylan Inc/PA			AmeriGas Partners LP/AmeriGas Finance
7.88%, 07/15/2020(d)	100	110	Corp
			6.25%, 08/20/2019	175	174
Teva Pharmaceutical Finance Co BV			CVS Caremark Corp
2.40%, 11/10/2016	325	331
3.65%, 11/10/2021	280	285	4.13%, 05/15/2021	190	205
			6.60%, 03/15/2019	205	250
Teva Pharmaceutical Finance IV BV			CVS Pass-Through Trust
3.65%, 11/10/2021	500	509	5.77%, 01/10/2033(d)	294	300
Watson Pharmaceuticals Inc			5.93%, 01/10/2034(d)	235	243
5.00%, 08/15/2014	315	338	7.51%, 01/10/2032(d)	58	67
Wyeth
5.95%, 04/01/2037	130	166	DineEquity Inc
			9.50%, 10/30/2018	80	86
		$ 3,049	Home Depot Inc/The
Pipelines - 1.48%			4.40%, 04/01/2021	110	124
Chesapeake Midstream Partners LP / CHKM			Ltd Brands Inc
Finance Corp			6.63%, 04/01/2021	85	90
5.88%, 04/15/2021(d)	204	204	7.00%, 05/01/2020	140	152
El Paso Corp			Macy's Retail Holdings Inc
7.75%, 01/15/2032	100	115	5.75%, 07/15/2014	180	191
El Paso Pipeline Partners Operating Co LLC			5.90%, 12/01/2016	235	263
5.00%, 10/01/2021	430	443	6.90%, 04/01/2029	25	27
Energy Transfer Equity LP			Nordstrom Inc
7.50%, 10/15/2020	105	115	6.25%, 01/15/2018	240	284
Energy Transfer Partners LP			Sally Holdings LLC / Sally Capital Inc
4.65%, 06/01/2021	220	216	6.88%, 11/15/2019(d)	40	42
6.05%, 06/01/2041	350	343	Suburban Propane Partners LP/Suburban
Enterprise Products Operating LLC			Energy Finance Corp
5.20%, 09/01/2020	400	443	7.38%, 03/15/2020	105	109
6.13%, 10/15/2039	265	296	Toys R Us Property Co II LLC
8.38%, 08/01/2066	520	556	8.50%, 12/01/2017	120	124
Kinder Morgan Energy Partners LP			Wal-Mart Stores Inc
5.30%, 09/15/2020	405	441	5.00%, 10/25/2040	65	76
5.63%, 09/01/2041	260	268	Yum! Brands Inc
MarkWest Energy Partners LP / MarkWest			3.88%, 11/01/2020	405	414
Energy Finance Corp				$ 3,221
6.25%, 06/15/2022	170	178	Savings & Loans - 0.14%
6.50%, 08/15/2021	45	47
6.75%, 11/01/2020	20	21	Santander Holdings USA Inc
ONEOK Partners LP			4.63%, 04/19/2016	470	451
3.25%, 02/01/2016	340	350
Regency Energy Partners LP / Regency Energy			Semiconductors - 0.20%
Finance Corp			Freescale Semiconductor Inc
6.50%, 07/15/2021	80	83	9.25%, 04/15/2018(d)	55	59
6.88%, 12/01/2018	130	138	Jazz Technologies Inc
9.38%, 06/01/2016	65	71	8.00%, 06/30/2015	207	157
Transportadora de Gas del Sur SA			STATS ChipPAC Ltd
7.88%, 05/14/2017	10	9	7.50%, 08/12/2015	100	105
Williams Cos Inc/The			Texas Instruments Inc
7.88%, 09/01/2021	362	446	2.38%, 05/16/2016	310	323
		$ 4,783		$ 644

			Software - 0.25%
			First Data Corp
			7.38%, 06/15/2019(d)	105	99

See accompanying notes

145

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000's)

Software (continued)			Telecommunications (continued)
Fiserv Inc			Telefonica Moviles Chile SA
3.13%, 06/15/2016	$ 340 $	346	2.88%, 11/09/2015	$ 100 $	99
Oracle Corp			Telefonos de Mexico SAB de CV
5.38%, 07/15/2040	215	262	5.50%, 01/27/2015	100	108
6.13%, 07/08/2039	85	111	Verizon Communications Inc
	$ 818		2.00%, 11/01/2016	100	100
			3.50%, 11/01/2021	585	609
Sovereign - 0.01%			4.75%, 11/01/2041	65	70
Argentina Bonos			6.25%, 04/01/2037	135	167
7.00%, 10/03/2015(f)	23	21
			Verizon Global Funding Corp
			7.75%, 12/01/2030	180	251
Student Loan Asset Backed Securities - 0.33%			Vodafone Group PLC
SLM Student Loan Trust			0.79%, 02/27/2012(c)	800	800
1.52%, 10/25/2016(c)	1,057	1,064	Wind Acquisition Finance SA
			11.75%, 07/15/2017(d)	410	367
			Wind Acquisition Holdings Finance SA
Telecommunications - 3.18%			12.25%, 07/15/2017(d),(f)	121	88
America Movil SAB de CV					$ 10,303
2.38%, 09/08/2016	515	514
5.00%, 03/30/2020	100	111	Toys, Games & Hobbies - 0.04%
6.13%, 03/30/2040	100	119	Mattel Inc
AT&T Inc			5.45%, 11/01/2041	135	137
2.95%, 05/15/2016	455	474
5.55%, 08/15/2041	645	759
6.15%, 09/15/2034	215	255	Transportation - 0.76%
			Canadian National Railway Co
CenturyLink Inc			1.45%, 12/15/2016	325	323
6.45%, 06/15/2021	245	245
Cincinnati Bell Inc			2.85%, 12/15/2021	205	208
			CSX Corp
8.38%, 10/15/2020	265	264	4.25%, 06/01/2021	240	256
Clearwire Communications LLC/Clearwire
Finance Inc			4.75%, 05/30/2042	220	227
12.00%, 12/01/2015(d)	320	306	5.50%, 04/15/2041	185	210
Digicel Group Ltd			6.25%, 03/15/2018	200	238
8.88%, 01/15/2015	100	99	7.38%, 02/01/2019	170	212
9.13%, 01/15/2015(d),(f)	285	279	Kansas City Southern de Mexico SA de CV
10.50%, 04/15/2018(d)	150	151	6.13%, 06/15/2021	263	270
Digicel Ltd			Navios Maritime Acquisition Corp / Navios
12.00%, 04/01/2014(d)	65	73	Acquisition Finance US Inc
Goodman Networks Inc			8.63%, 11/01/2017	140	102
12.13%, 07/01/2018(d)	150	143	Navios Maritime Holdings Inc / Navios
			Maritime Finance US Inc
Intelsat Jackson Holdings SA			8.88%, 11/01/2017	110	105
8.50%, 11/01/2019	55	58
Intelsat Luxembourg SA			PHI Inc
			8.63%, 10/15/2018	80	80
11.50%, 02/04/2017	441	426	Ship Finance International Ltd
11.25%, 02/04/2017	205	198
Level 3 Communications Inc			8.50%, 12/15/2013	35	33
			Swift Services Holdings Inc
11.88%, 02/01/2019	205	218	10.00%, 11/15/2018	175	184
Level 3 Financing Inc
8.13%, 07/01/2019(d)	80	79			$ 2,448
9.25%, 11/01/2014	187	191	TOTAL BONDS		$ 189,284
10.00%, 02/01/2018	100	106	SENIOR FLOATING RATE INTERESTS -	Principal
MTS International Funding Ltd			1.51%	Amount (000's)	Value (000's)
8.63%, 06/22/2020(d)	100	107	Advertising - 0.03%
Nextel Communications Inc			Getty Images Inc, Term Loan
7.38%, 08/01/2015	425	389	5.25%, 11/03/2016(c)	$ 93	$ 93
NII Capital Corp
7.63%, 04/01/2021	300	298
PCCW-HKT Capital No 4 Ltd			Automobile Manufacturers - 0.03%
4.25%, 02/24/2016	100	101	Chrysler Group LLC, Term Loan B
			6.00%, 05/30/2017(c)	100	94
Qtel International Finance Ltd
3.38%, 10/14/2016	245	247
SBA Tower Trust			Automobile Parts & Equipment - 0.02%
4.25%, 04/15/2015(d)	415	427	HHI Holdings LLC, Term Loan B
Sprint Nextel Corp			7.00%, 03/18/2017(c)	55	54
9.00%, 11/15/2018(d)	245	257
Telecom Italia Capital SA
5.25%, 11/15/2013	165	159	Chemicals - 0.06%
Telefonica Emisiones SAU			AZ Chem US Inc, Term Loan B
0.76%, 02/04/2013(c)	375	361	0.00%, 12/06/2017(c),(g)	115	114
3.73%, 04/27/2015	240	230

See accompanying notes

146

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Chemicals (continued)			Insurance - 0.19%
Ineos US Finance LLC, PIK Term Loan B2			Asurion Corp, Term Loan
7.50%, 12/16/2013(c),(f)	$ 46 $	47	9.00%, 05/10/2019(c)	$ 270 $	266
Ineos US Finance LLC, PIK Term Loan C2			Asurion Corp, Term Loan B
8.00%, 12/16/2014(c),(f)	46	47	5.50%, 05/10/2018(c)	286	280
	$ 208		CNO Financial Group Inc, Term Loan B1
			6.25%, 09/30/2016(c)	75	74
Commercial Services - 0.02%				$ 620
Interactive Data Corp, Term Loan
4.50%, 01/31/2018(c)	79	78	Internet - 0.04%
			Open Solutions Inc, Term Loan B
			2.54%, 01/23/2014(c)	49	42
Computers - 0.01%			Zayo Group LLC, Term Loan B
Spansion LLC, Term Loan EXIT			7.00%, 11/07/2016(c)	85	85
4.75%, 02/09/2015(c)	42	41
				$ 127

Consumer Products - 0.03%			Lodging - 0.04%
Reynolds Group Holdings Inc, Term Loan C			Ameristar Casinos Inc, Term Loan B
			4.00%, 04/14/2018(c)	35	34
6.50%, 07/07/2018(c)	89	88
			Caesars Entertainment Operating Co Inc, Term
			Loan B2
Diversified Financial Services - 0.06%			3.37%, 01/28/2015(c)	100	87
Nuveen Investments Inc, Term Loan				$ 121
12.50%, 07/09/2015(c)	40	41
Nuveen Investments Inc, Term Loan EXT			Machinery - Diversified - 0.04%
6.01%, 05/13/2017(c)	86	82	Edwards Cayman Islands II Ltd, Term Loan
			5.50%, 05/31/2016(c)	129	121
Springleaf Financial Funding Co, Term Loan
5.50%, 05/28/2017(c)	95	83
	$ 206		Media - 0.08%
Electric - 0.09%			Univision Communications Inc, Term Loan
Dynegy Power LLC, Term Loan			EXT
			4.55%, 03/29/2017(c)	287	255
9.25%, 08/05/2016(c)	180	181
NRG Energy Inc, Term Loan B
4.00%, 05/05/2018(c)	40	40	Pharmaceuticals - 0.04%
Texas Competitive Electric Holdings Co LLC,			Grifols SA, Term Loan B
Term Loan NON-EXT			6.00%, 06/04/2016(c)	80	79
3.78%, 10/10/2014(c)	95	66	NBTY Inc, Term Loan B1
	$ 287		4.25%, 10/01/2017(c)	38	38
Entertainment - 0.12%				$ 117
CCM Merger Inc, Term Loan			Retail - 0.09%
7.00%, 02/01/2017(c)	384	380	DineEquity Inc, Term Loan B1
			4.27%, 10/19/2017(c)	91	89
Forest Products & Paper - 0.06%			Dunkin' Brands Inc, Term Loan B2
			4.00%, 11/23/2017(c)	98	97
Exopack LLC, Term Loan B
6.50%, 05/06/2017(c)	144	141	Neiman Marcus Group Inc/The, Term Loan
			4.75%, 04/25/2018(c)	100	96
NewPage Corp, DIP Term Loan
8.00%, 03/08/2013(c)	70	70		$ 282
	$ 211		Semiconductors - 0.06%
Healthcare - Products - 0.01%			Freescale Semiconductor Inc, Term Loan
			4.52%, 12/01/2016(c)	99	94
Kinetic Concepts Inc, Term Loan B1
7.00%, 04/20/2018(c)	40	40	Microsemi Corp, Term Loan B
			5.75%, 02/02/2018(c)	99	99
			NXP Funding LLC, Delay-Draw Term Loan
Healthcare - Services - 0.20%			DD
Aurora Diagnostics Inc, Term Loan B			4.50%, 03/07/2017(c)	10	10
6.25%, 04/20/2016(c)	51	50		$ 203
HCA Inc, Term Loan B3
3.55%, 05/01/2018(c)	70	66	Software - 0.11%
IASIS Healthcare LLC, Term Loan B			First Data Corp, Term Loan B1
5.00%, 05/17/2018(c)	30	29	3.04%, 12/24/2014(c)	322	291
Multiplan Inc, Term Loan B			Reynolds & Reynolds Co/The, Term Loan B
4.75%, 08/26/2017(c)	265	252	3.75%, 04/21/2018(c)	63	63
Radnet Management Inc, Term Loan B				$ 354
5.74%, 04/06/2016(c)	94	89
			Telecommunications - 0.08%
Renal Advantage Holdings Inc, Term Loan B			Intelsat Jackson Holdings SA, Term Loan
5.75%, 12/08/2016(c)	149	148	3.39%, 02/01/2014(c)	100	95
	$ 634		5.25%, 04/03/2018(c)	25	24
			Level 3 Financing Inc, Term Loan A
			2.61%, 10/31/2018(c)	135	129

See accompanying notes

147

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

SENIOR FLOATING RATE INTERESTS	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Telecommunications (continued)			Federal National Mortgage Association (FNMA) (continued)
UPC Financing Partnership, Term Loan AB			4.50%, 05/01/2040(h)	$ 564	$ 612
4.75%, 12/31/2017(c)	$ 15	$ 15	4.50%, 06/01/2040(h)	1,377	1,472
		$ 263	4.50%, 08/01/2040(h)	616	656
TOTAL SENIOR FLOATING RATE INTERESTS		$ 4,877	4.50%, 09/01/2040(h)	869	933
U.S. GOVERNMENT & GOVERNMENT	Principal		4.50%, 11/01/2040(h)	2,908	3,114
AGENCY OBLIGATIONS - 43.86%	Amount (000's)	Value (000's)	4.50%, 01/01/2041(h)	1,818	1,952
Federal Home Loan Mortgage Corporation (FHLMC) -			4.50%, 01/01/2041(h)	749	805
5.05%			4.50%, 09/01/2041(h)	598	637
2.74%, 02/01/2034(c),(h)	$ 7	$ 7	4.50%, 01/01/2042(h),(i)	1,465	1,559
3.00%, 01/15/2027(h),(i)	3,000	3,097	5.00%, 07/01/2035(h)	135	146
4.00%, 08/01/2024(h)	119	127	5.00%, 12/01/2039(h)	157	172
4.50%, 07/01/2024(h)	186	199	5.00%, 02/01/2040(h)	698	758
4.50%, 04/01/2031(h)	1,061	1,130	5.00%, 05/01/2041(h)	457	496
4.50%, 05/01/2040(h)	721	778	5.00%, 01/01/2042(h),(i)	4,060	4,386
4.50%, 06/01/2040(h)	549	592	5.50%, 06/01/2019(h)	91	99
4.50%, 08/01/2040(h)	198	212	5.50%, 07/01/2019(h)	83	90
5.00%, 05/01/2018(h)	684	736	5.50%, 07/01/2019(h)	34	37
5.00%, 10/01/2024(h)	904	982	5.50%, 08/01/2019(h)	22	24
5.00%, 06/01/2031(h)	574	617	5.50%, 08/01/2019(h)	92	100
5.00%, 10/01/2035(h)	296	321	5.50%, 10/01/2019(h)	208	226
5.00%, 06/01/2037(h)	264	284	5.50%, 10/01/2019(h)	111	120
5.00%, 06/01/2041(h)	4,145	4,500	5.50%, 12/01/2022(h)	149	163
5.50%, 06/01/2024(h)	985	1,077	5.50%, 07/01/2033(h)	1,746	1,909
5.53%, 02/01/2037(c),(h)	297	319	5.50%, 04/01/2035(h)	323	353
6.00%, 03/01/2031(h)	33	37	5.50%, 08/01/2036(h)	2,405	2,626
6.00%, 04/01/2031(h)	2	2	5.50%, 02/01/2037(h)	64	70
6.00%, 06/01/2032(h)	123	137	5.50%, 01/01/2040(h)	284	309
6.00%, 10/01/2032(h)	89	99	5.50%, 05/01/2040(h)	231	251
6.00%, 01/01/2038(h)	429	478	5.50%, 05/01/2040(h)	210	230
6.50%, 04/01/2016(h)	14	15	5.50%, 07/01/2040(h)	3,177	3,462
6.50%, 03/01/2029(h)	17	20	5.50%, 07/01/2040(h)	308	336
6.50%, 05/01/2029(h)	27	30	5.68%, 02/01/2036(c),(h)	142	153
6.50%, 04/01/2031(h)	13	15	6.00%, 05/01/2031(h)	15	17
6.50%, 02/01/2032(h)	27	30	6.00%, 07/01/2035(h)	750	830
6.50%, 05/01/2032(h)	67	77	6.00%, 02/01/2037(h)	3,132	3,455
6.50%, 05/01/2032(h)	22	26	6.00%, 02/01/2038(h)	527	584
6.50%, 04/01/2035(h)	53	60	6.50%, 08/01/2031(h)	71	81
7.00%, 12/01/2029(h)	41	48	6.50%, 03/01/2032(h)	36	40
7.00%, 06/01/2030(h)	9	10	6.50%, 07/01/2037(h)	233	263
7.00%, 12/01/2030(h)	7	8	6.50%, 07/01/2037(h)	153	172
7.00%, 01/01/2031(h)	11	13	6.50%, 02/01/2038(h)	158	177
7.00%, 01/01/2031(h)	3	3	6.50%, 03/01/2038(h)	101	114
7.00%, 02/01/2031(h)	3	4	6.50%, 09/01/2038(h)	1,642	1,841
7.00%, 12/01/2031(h)	88	101	7.00%, 02/01/2032(h)	48	55
7.50%, 04/01/2030(h)	12	14			$ 65,367
7.50%, 09/01/2030(h)	9	10	Government National Mortgage Association (GNMA) -
7.50%, 03/01/2031(h)	47	56	5.18%
8.00%, 09/01/2030(h)	86	98	4.00%, 10/15/2041	997	1,073
		$ 16,369	4.00%, 10/20/2041	100	107
			4.00%, 01/01/2042(i)	2,000	2,145
Federal National Mortgage Association (FNMA) - 20.18%			4.50%, 02/01/2042(i)	5,000	5,448
2.35%, 07/01/2034(c),(h)	58	61
2.41%, 07/01/2034(c),(h)	6	7	5.00%, 02/15/2034	1,220	1,359
			5.00%, 06/20/2040	575	637
2.44%, 03/01/2035(c),(h)	138	146	5.00%, 01/01/2042(i)	680	753
3.00%, 01/01/2027(h),(i)	5,250	5,421
3.27%, 06/01/2041(c),(h)	3,218	3,350	5.50%, 12/20/2033	600	679
3.50%, 01/01/2041(h)	108	111	5.50%, 05/20/2035	77	86
4.00%, 10/01/2019(h)	237	250	5.50%, 07/20/2038	1,408	1,581
4.00%, 08/01/2020(h)	1,035	1,093	6.00%, 01/20/2029	94	107
4.00%, 02/01/2031(h)	361	382	6.00%, 07/20/2029	16	18
4.00%, 03/01/2031(h)	2,834	2,995	6.00%, 12/15/2033	92	105
			6.00%, 12/20/2036	469	532
4.00%, 04/01/2031(h)	555	587	6.00%, 01/01/2042(i)	890	1,007
4.00%, 06/01/2031(h)	936	990
4.00%, 11/01/2040(h)	4,532	4,791	6.50%, 03/20/2028	14	16
4.00%, 11/01/2041(h)	2,475	2,603	6.50%, 05/20/2029	12	14
4.00%, 01/01/2042(h),(i)	3,000	3,151	6.50%, 12/15/2032	882	1,023
4.50%, 07/01/2025(h)	284	304	7.00%, 03/15/2031	28	33
4.50%, 05/01/2031(h)	2,364	2,528	7.50%, 05/15/2029	22	23
4.50%, 07/01/2039(h)	150	161	8.00%, 12/15/2030	15	18
4.50%, 08/01/2039(h)	513	551			$ 16,764

See accompanying notes

148

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
U.S. GOVERNMENT & GOVERNMENT	Principal		cost of investments held as of the period end were as follows:
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

U.S. Treasury - 13.45%			Unrealized Appreciation	$ 11,875
0.13%, 08/31/2013	$ 355	$ 354	Unrealized Depreciation	(9,221)
1.00%, 08/31/2016	6,320	6,389	Net Unrealized Appreciation (Depreciation)	$ 2,654
1.25%, 10/31/2015	5,800	5,949	Cost for federal income tax purposes	$ 341,109
1.50%, 07/31/2016	3,695	3,820
1.88%, 08/31/2017	5,200	5,443	All dollar amounts are shown in thousands (000's)
2.13%, 08/15/2021	121	124
2.63%, 01/31/2018	1,700	1,852	Portfolio Summary (unaudited)
3.13%, 05/15/2019	1,150	1,289	Sector	Percent
3.38%, 11/15/2019	2,000	2,280	Mortgage Securities	39 .41%
4.13%, 05/15/2015	35	39	Financial	15 .83%
4.38%, 05/15/2040	1,900	2,468	Government	13 .48%
4.50%, 02/15/2036	2,000	2,617	Communications	6.74%
6.00%, 02/15/2026	5,925	8,539	Consumer, Non-cyclical	6.59%
8.13%, 08/15/2019	1,600	2,380	Energy	5.88%
		$ 43,543	Asset Backed Securities	5.79%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Utilities	3.47%
OBLIGATIONS		$ 142,043	Consumer, Cyclical	2.90%
	Maturity		Basic Materials	2.20%
REPURCHASE AGREEMENTS - 2.33%	Amount (000's)	Value (000's)	Industrial	2.08%
			Technology	1.70%
Banks - 2.33%			Diversified	0.07%
Investment in Joint Trading Account; Credit	$ 4,435	$ 4,435	Liabilities in Excess of Other Assets, Net	(6.14)%
Suisse Repurchase Agreement; 0.02%			TOTAL NET ASSETS	100.00%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $4,523,968; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	1,478	1,478
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $1,507,989;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	1,643	1,643
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,675,544; 0.00% - 5.38%;
dated 08/01/12 - 01/15/27)
		$ 7,556
TOTAL REPURCHASE AGREEMENTS		$ 7,556
Total Investments		$ 343,763
Liabilities in Excess of Other Assets, Net - (6.14)%		$ (19,897)
TOTAL NET ASSETS - 100.00%		$ 323,866

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Variable Rate. Rate shown is in effect at December 31, 2011.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $39,809 or 12.29% of net assets.
(e)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,003 or 0.31% of net assets.
(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(g)	This Senior Floating Rate Note will settle after December 31, 2011, at which time the interest rate will be determined.
(h)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(i)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.

See accompanying notes

149

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2011

Credit Default Swaps

Buy Protection
		(Pay)/				Upfront	Unrealized
		Receive	Expiration	Notional	Market	Premiums	Appreciation/
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount	Value Paid/(Received)		(Depreciation)
Barclays Bank PLC	CDX.EM.16	(5.00)%	12/20/2016 $	1,700 $	(146) $	(89)	$ (57)
Barclays Bank PLC	CDX.NA.HY.16	(5.00)%	06/20/2016	1,715	78	101	(23)
Barclays Bank PLC	CDX.NA.HY.16	(5.00)%	06/20/2016	1,862	85	119	(34)
Barclays Bank PLC	CDX.NA.HY.16	(5.00)%	06/20/2016	2,058	95	124	(29)
Barclays Bank PLC	CDX.NA.HY.17	(5.00)%	12/20/2016	5,390	378	300	78
Barclays Bank PLC	CMBX.NA.AAA.1	(0.10)%	10/12/2052	1,250	62	69	(7)
Total				$ 552 $		624	$ (72)

All dollar amounts are shown in thousands (000's)

See accompanying notes

150

		Schedule of Investments
		Diversified Balanced Account
		December 31, 2011

INVESTMENT COMPANIES - 99.44%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 64.65%
Bond Market Index Fund (a)	15,189,025	$ 165,105
International Equity Index Fund (a)	2,607,152	23,203
MidCap S&P 400 Index Fund (a)	1,006,099	13,150
SmallCap S&P 600 Index Fund (a)	827,078	13,059
		$ 214,517

Principal Variable Contracts Funds, Inc. Class 1 - 34.79%
LargeCap S&P 500 Index Account (a)	12,742,454	115,447

TOTAL INVESTMENT COMPANIES		$ 329,964
Total Investments		$ 329,964
Other Assets in Excess of Liabilities, Net - 0.56%		$ 1,859
TOTAL NET ASSETS - 100.00%		$ 331,823

(a) Affiliated Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 15,594
Unrealized Depreciation	(3,715)
Net Unrealized Appreciation (Depreciation)	$ 11,879
Cost for federal income tax purposes	$ 318,085

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	49 .76%
Domestic Equity Funds	42 .69%
International Equity Funds	6.99%
Other Assets in Excess of Liabilities, Net	0.56%
TOTAL NET ASSETS	100.00%

See accompanying notes

151

Schedule of Investments
Diversified Balanced Account
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	8,199,165	$ 85,619	9,170,907	$ 98,627	2,181,047	$ 23,812	15,189,025	$ 160,448
International Equity Index Fund	1,112,112	10,675	1,775,674	17,282	280,634	2,918	2,607,152	25,051
LargeCap S&P 500 Index Account	6,652,627	53,596	7,465,067	66,631	1,375,240	12,639	12,742,454	107,593
MidCap S&P 400 Index Fund	480,331	5,922	657,867	9,063	132,099	1,889	1,006,099	13,095
SmallCap S&P 600 Index Fund	424,400	5,759	554,973	8,602	152,295	2,463	827,078	11,898

		$ 161,571		$ 200,205		$ 43,721		$ 318,085

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Bond Market Index Fund	$ 3,837		$ 14			$ —
International Equity Index Fund		613			12			—
LargeCap S&P 500 Index Account		38			5			—
MidCap S&P 400 Index Fund		642			(1)			—
SmallCap S&P 600 Index Fund		105			—			—
	$ 5,235		$ 30			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

152

		Schedule of Investments
		Diversified Growth Account
		December 31, 2011

INVESTMENT COMPANIES - 99.89%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 54.95%
Bond Market Index Fund (a)	24,067,564	$ 261,614
International Equity Index Fund (a)	8,430,090	75,027
MidCap S&P 400 Index Fund (a)	2,846,503	37,204
SmallCap S&P 600 Index Fund (a)	2,340,053	36,950
		$ 410,795

Principal Variable Contracts Funds, Inc. Class 1 - 44.94%
LargeCap S&P 500 Index Account (a)	37,081,150	335,955

TOTAL INVESTMENT COMPANIES		$ 746,750
Total Investments		$ 746,750
Other Assets in Excess of Liabilities, Net - 0.11%		$ 852
TOTAL NET ASSETS - 100.00%		$ 747,602

(a) Affiliated Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 33,197
Unrealized Depreciation	(13,749)
Net Unrealized Appreciation (Depreciation)	$ 19,448
Cost for federal income tax purposes	$ 727,302

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	54 .86%
Fixed Income Funds	34 .99%
International Equity Funds	10 .04%
Other Assets in Excess of Liabilities, Net	0.11%
TOTAL NET ASSETS	100.00%

See accompanying notes

153

Schedule of Investments
Diversified Growth Account
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Fund	10,992,633	$ 114,938	17,302,213	$ 185,287	4,227,282	$ 46,273	24,067,564	$ 254,034
International Equity Index Fund	3,043,122	29,397	6,036,243	59,729	649,275	6,811	8,430,090	82,320
LargeCap S&P 500 Index Account	16,382,250	132,428	23,201,003	209,359	2,502,103	23,019	37,081,150	318,757
MidCap S&P 400 Index Fund	1,149,942	14,138	1,961,170	27,406	264,609	3,803	2,846,503	37,748
SmallCap S&P 600 Index Fund	1,016,058	13,802	1,668,436	26,203	344,441	5,578	2,340,053	34,442

		$ 304,703		$ 507,984		$ 85,484		$ 727,301

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Bond Market Index Fund	$ 6,042		$ 82			$ —
International Equity Index Fund		1,983			5			—
LargeCap S&P 500 Index Account		112			(11)			—
MidCap S&P 400 Index Fund		1,806			7			—
SmallCap S&P 600 Index Fund		295			15			—
	$ 10,238		$ 98			$ —
All dollar amounts are shown in thousands (000's)

See accompanying notes

154

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS - 96.85%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.04%			Banks (continued)
Teleperformance SA	7,320	$ 163	Deutsche Bank AG	28,594	$ 1,089
			FirstRand Ltd	257,826	662
			Governor & Co of the Bank of Ireland/The (a)	207,244	22
Aerospace & Defense - 0.74%			Gunma Bank Ltd/The	24,000	132
MTU Aero Engines Holding AG	21,502	1,376
Saab AB	7,039	146	Home Capital Group Inc	3,588	173
Safran SA	55,093	1,654	HSBC Holdings PLC	718,022	5,476
			ICICI Bank Ltd ADR	39,050	1,032
		$ 3,176	Industrial and Commercial Bank of China Ltd	2,481,555	1,473
Agriculture - 2.88%			Industrial Bank of Korea (a)	36,880	400
Astral Foods Ltd	5,890	92	Kasikornbank PCL	168,600	665
British American Tobacco PLC	108,258	5,137	Keiyo Bank Ltd/The	13,000	64
Bunge Ltd	15,120	865	Malayan Banking Bhd	209,200	566
Golden Agri-Resources Ltd	1,105,000	609	Mitsubishi UFJ Financial Group Inc	767,200	3,259
Imperial Tobacco Group PLC	107,420	4,062	Musashino Bank Ltd/The	2,200	73
ITC Ltd	173,044	656	National Australia Bank Ltd	136,218	3,255
KT&G Corp	7,213	509	National Bank of Canada	35,600	2,521
Perusahaan Perkebunan London Sumatra	410,400	102	Sberbank of Russia	365,503	822
Indonesia Tbk PT			Standard Chartered PLC	118,240	2,587
Souza Cruz SA	29,860	367	Sumitomo Mitsui Financial Group Inc	88,400	2,462
		$ 12,399	Svenska Handelsbanken AB	93,636	2,463
			Swedbank AB	227,152	2,943
Airlines - 0.47%			Toronto-Dominion Bank/The	38,300	2,868
Air China Ltd	1,006,000	743			$ 51,806
Air France-KLM (a)	45,049	232
Asiana Airlines Inc (a)	31,040	174	Beverages - 1.09%
Deutsche Lufthansa AG	75,189	894	Anheuser-Busch InBev NV	45,997	2,816
		$ 2,043	Cia de Bebidas das Americas ADR	31,141	1,124
			Fomento Economico Mexicano SAB de CV	10,926	762
Apparel - 0.32%			ADR
Burberry Group PLC	75,788	1,395			$ 4,702

			Building Materials - 0.19%
Automobile Manufacturers - 2.09%			Central Glass Co Ltd	28,000	135
Daihatsu Motor Co Ltd	75,000	1,339	China National Building Material Co Ltd	183,548	209
Great Wall Motor Co Ltd	253,500	370	HeidelbergCement AG	8,297	352
Hyundai Motor Co	7,284	1,347	Sumitomo Osaka Cement Co Ltd	51,000	139
Kia Motors Corp	23,456	1,358			$ 835
Mahindra & Mahindra Ltd	52,462	674
Nissan Motor Co Ltd	148,700	1,337	Chemicals - 3.73%
Peugeot SA	14,476	227	Agrium Inc	18,900	1,269
Renault SA	9,379	325	Aica Kogyo Co Ltd	7,000	95
Volvo AB - B Shares	185,286	2,027	Arkema SA	2,551	181
		$ 9,004	Asahi Kasei Corp	223,000	1,344
			BASF SE	56,797	3,961
Automobile Parts & Equipment - 0.79%			Croda International PLC	5,739	161
Continental AG (a)	20,928	1,303
			Formosa Chemicals & Fibre Corp	185,000	488
Faurecia	5,404	102	Formosa Plastics Corp	137,000	366
Georg Fischer AG (a)	409	140
			Honam Petrochemical Corp (a)	1,725	446
Hankook Tire Co Ltd (a)	8,950	351
			Koninklijke DSM NV	24,612	1,142
Pirelli & C SpA	143,161	1,205	Lanxess AG	1,782	92
Plastic Omnium SA	4,209	84	LG Chem Ltd	1,218	336
Sungwoo Hitech Co Ltd (a)	9,318	112
			Lintec Corp	4,410	80
Valeo SA	2,760	110	Mitsubishi Chemical Holdings Corp	61,000	336
		$ 3,407	Mitsui Chemicals Inc	100,000	305
Banks - 12.03%			Nippon Carbon Co Ltd	39,000	110
Aareal Bank AG (a)	6,542	119	Potash Corp of Saskatchewan Inc	64,500	2,666
ABSA Group Ltd	43,782	765	Sasol Ltd	20,185	964
Australia & New Zealand Banking Group Ltd	140,038	2,941	Taekwang Industrial Co Ltd	66	71
Banco do Brasil SA	67,145	853	USI Corp	91,000	73
Banco Santander Chile SA ADR	4,562	345	Yara International ASA	36,766	1,475
Bangkok Bank PCL	168,800	878	Zeon Corp	9,000	78
Bank Mandiri Tbk PT	720,278	536			$ 16,039
Bank of China Ltd	1,355,200	499	Coal - 0.22%
Bank Rakyat Indonesia Persero Tbk PT	1,086,500	809	Coal India Ltd	45,988	260
Banque Cantonale Vaudoise	278	135	Exxaro Resources Ltd	14,556	303
Barclays PLC	589,003	1,610	Yanzhou Coal Mining Co Ltd	170,000	363
BNP Paribas	22,987	903			$ 926
Canadian Imperial Bank of Commerce/Canada	27,700	2,006
China Citic Bank Corp Ltd	897,000	505	Commercial Services - 0.45%
China Construction Bank Corp	1,694,535	1,183	Aggreko PLC	30,195	946
Credicorp Ltd	5,948	651	Cielo SA	26,500	685
DBS Group Holdings Ltd	232,000	2,061	Emeco Holdings Ltd	150,130	148

See accompanying notes

155

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Engineering & Construction - 1.67%
Valid Solucoes e Servicos de Seguranca em	8,572	$ 100	Bilfinger Berger SE	19,196	$ 1,637
Meios de Pagamento e Identificacao S.A			Budimex SA	2,167	48
Xiamen International Port Co Ltd	542,000	80	China Communications Construction Co Ltd	768,000	600
		$ 1,959	China Railway Construction Corp Ltd	298,000	164
			CTCI Corp	119,000	162
Computers - 0.51%			Flughafen Zuerich AG	292	101
Infosys Ltd ADR	4,850	249	Monadelphous Group Ltd	8,586	177
Ingenico	4,106	148	NRW Holdings Ltd	48,547	128
Lenovo Group Ltd	1,190,000	794	PBG SA	4,812	99
Tata Consultancy Services Ltd	46,555	1,018	SembCorp Industries Ltd	365,000	1,140
		$ 2,209	SNC-Lavalin Group Inc	18,200	913
Cosmetics & Personal Care - 0.32%			Taeyoung Engineering & Construction Co Ltd	17,140	82
			(a)
Kao Corp	51,100	1,396
			Vinci SA	43,938	1,920
					$ 7,171
Distribution & Wholesale - 0.70%
Inchcape PLC	18,639	85	Entertainment - 0.03%
Ship Healthcare Holdings Inc	6,800	148	William Hill PLC	40,570	128
Sumitomo Corp	206,069	2,790
		$ 3,023	Food - 4.80%
Diversified Financial Services - 1.86%			Aryzta AG	2,949	143
Century Tokyo Leasing Corp	6,900	130	BRF - Brasil Foods SA	24,100	471
Daishin Securities Co Ltd	9,990	92	Charoen Pokphand Foods PCL (b)	973,400	1,018
Fubon Financial Holding Co Ltd	277,923	294	CJ CheilJedang Corp (a)	1,595	401
Hana Financial Group Inc	30,420	939	Cosan SA Industria e Comercio	36,800	533
IGM Financial Inc	22,034	957	Danone	28,274	1,777
Intermediate Capital Group PLC	172,046	611	Nestle SA	105,103	6,042
Jaccs Co Ltd	38,000	114	Nutreco NV	18,838	1,239
KB Financial Group Inc	30,079	948	Sao Martinho SA	8,103	73
Mega Financial Holding Co Ltd	682,712	455	Suedzucker AG	54,030	1,724
ORIX Corp	30,850	2,549	Unilever NV - CVA	141,328	4,860
Provident Financial PLC	7,372	108	Viscofan SA	4,058	150
Tisco Financial Group PCL (b)	129,500	156	WM Morrison Supermarkets PLC	440,114	2,230
TMX Group Inc	15,600	638			$ 20,661
		$ 7,991	Forest Products & Paper - 0.42%
Electric - 1.08%			Stora Enso OYJ	55,369	332
Atco Ltd/Canada	2,900	172	Sumitomo Forestry Co Ltd	11,200	99
China Power International Development Ltd	521,000	122	Svenska Cellulosa AB	72,883	1,080
CLP Holdings Ltd	217,500	1,850	UPM-Kymmene OYJ	28,497	314
International Power PLC	203,639	1,066			$ 1,825
Ratchaburi Electricity Generating Holding	79,200	110	Gas - 0.41%
PCL (b)
			Keyera Corp	4,144	203
SSE PLC	65,751	1,318	National Grid PLC	161,402	1,567
		$ 4,638			$ 1,770

Electrical Components & Equipment - 1.52%			Hand & Machine Tools - 0.05%
Harbin Electric Co Ltd	144,000	126	Techtronic Industries Co	206,500	212
Hitachi Ltd	438,261	2,300
Leoni AG	13,743	458
Mitsubishi Electric Corp	169,000	1,620	Healthcare - Products - 1.23%
Schneider Electric SA	30,792	1,621	Coloplast A/S	14,147	2,034
Simplo Technology Co Ltd	70,400	412	Elekta AB	43,661	1,894
		$ 6,537	Fresenius SE & Co KGaA	14,103	1,305
			Opto Circuits India Ltd	13,143	49
Electronics - 1.49%					$ 5,282
Anritsu Corp	100,000	1,102
E Ink Holdings Inc	134,000	175	Holding Companies - Diversified - 0.58%
FLEXium Interconnect Inc	40,000	107	GS Holdings	5,745	253
Hamamatsu Photonics KK	24,800	868	Imperial Holdings Ltd	52,167	798
Hon Hai Precision Industry Co Ltd	301,631	826	KOC Holding AS	109,692	329
Keyence Corp	6,900	1,664	Sherritt International Corp	13,600	73
Maruwa Co Ltd/Aichi	2,800	129	Swire Pacific Ltd	87,998	1,062
Phison Electronics Corp	55,000	332			$ 2,515
Radiant Opto-Electronics Corp	234,000	668
Spectris PLC	8,110	162	Home Builders - 0.03%
Topco Scientific Co Ltd	40,000	56	Persimmon PLC	20,187	147
Unimicron Technology Corp	159,000	187
Yageo Corp	542,000	140	Home Furnishings - 0.03%
		$ 6,416	De'Longhi SpA	14,298	126

See accompanying notes

156

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance - 2.99%			Mining - 6.63%
AXA SA	46,620	$ 606	Anglo American PLC	60,302	$ 2,228
Challenger Ltd/AU	26,380	111	Antofagasta PLC	31,910	602
Helvetia Holding AG	496	156	B2Gold Corp (a)	45,800	139
Lancashire Holdings Ltd	11,522	130	Barrick Gold Corp	72,800	3,298
Legal & General Group PLC	1,267,628	2,024	BHP Billiton Ltd	129,720	4,567
LIG Insurance Co Ltd	1,200	24	BHP Billiton PLC	11,118	324
PICC Property & Casualty Co Ltd	356,400	482	Boliden AB	11,189	163
Ping An Insurance Group Co	106,000	699	Centerra Gold Inc	59,200	1,046
Prudential PLC	281,043	2,787	China Qinfa Group Ltd (a)	802,000	137
Sampo OYJ	99,246	2,462	Cia de Minas Buenaventura SA ADR	18,912	725
Samsung Fire & Marine Insurance Co Ltd	1,750	320	DRDGOLD Ltd	91,766	52
Sanlam Ltd	218,878	782	Fortuna Silver Mines Inc (a)	22,200	122
Zurich Financial Services (a)	10,168	2,300	Gold Fields Ltd	51,184	790
		$ 12,883	Grupo Mexico SAB de CV	569	2
			Gujarat Mineral Development Corp Ltd	16,709	51
Internet - 0.45%			IAMGOLD Corp	62,725	996
Dena Co Ltd	17,500	525	Iluka Resources Ltd	58,861	933
Gree Inc	37,000	1,275	Industrias Penoles SAB de CV	22,100	974
PChome Online Inc	14,000	86	Jiangxi Copper Co Ltd	145,000	313
XING AG (a)	835	44
			Kazakhmys PLC	23,548	339
		$ 1,930	KGHM Polska Miedz SA	12,948	415
Investment Companies - 1.08%			Kinross Gold Corp	105,900	1,209
Cheung Kong Infrastructure Holdings Ltd	168,000	984	Korea Zinc Co Ltd (a)	1,386	366
Investor AB	89,230	1,665	Medusa Mining Ltd	27,936	127
Kinnevik Investment AB	58,914	1,148	Pan American Silver Corp	27,200	595
Resolution Ltd	218,114	852	Pan Australian Resources Ltd (a)	42,404	139
		$ 4,649	Quadra FNX Mining Ltd (a)	11,200	166
			Rio Tinto Ltd	69,592	4,292
Iron & Steel - 0.98%			SEMAFO Inc	11,600	75
ArcelorMittal	65,929	1,206	Southern Copper Corp	14,601	441
Ferrexpo PLC	23,652	99	Sterlite Industries India Ltd ADR	34,585	240
Kumba Iron Ore Ltd	12,349	765	Vedanta Resources PLC	18,552	292
Labrador Iron Ore Royalty Corp	3,600	132	Xstrata PLC	57,705	876
Maanshan Iron & Steel	390,000	125	Yamana Gold Inc	103,000	1,519
Outokumpu OYJ	44,983	296			$ 28,553
POSCO ADR	7,314	600
Severstal OAO	30,934	352	Miscellaneous Manufacturing - 1.25%
SSAB AB - A Shares	40,579	358	Aalberts Industries NV	9,469	159
Ternium SA ADR	14,852	273	IMI PLC	125,769	1,484
		$ 4,206	Melrose PLC	26,440	140
			Morgan Crucible Co PLC	35,025	143
Leisure Products & Services - 0.43%			Peace Mark Holdings Ltd (a),(b),(c)	300,000	—
Sega Sammy Holdings Inc	85,100	1,839	Siemens AG	35,307	3,379
			Singamas Container Holdings Ltd	454,000	86
Lodging - 0.17%					$ 5,391
Genting Bhd	208,500	723	Office & Business Equipment - 0.91%
			Canon Inc	88,000	3,899
Machinery - Construction & Mining - 0.38%
Atlas Copco AB - A Shares	76,053	1,636	Oil & Gas - 9.95%
			Afren PLC (a)	99,281	132
Machinery - Diversified - 1.18%			Aurora Oil & Gas Ltd (a)	41,951	145
Andritz AG	1,784	148	Bangchak Petroleum PCL	275,100	131
Daifuku Co Ltd	20,500	106	BG Group PLC	220,653	4,717
Duerr AG	2,910	128	BP PLC	152,115	1,088
IHI Corp	552,000	1,341	Canadian Natural Resources Ltd	58,800	2,202
Mitsubishi Heavy Industries Ltd	398,000	1,696	China Petroleum & Chemical Corp	1,170,000	1,231
Weir Group PLC/The	53,121	1,676	CNOOC Ltd	811,000	1,418
			EnQuest PLC (a)	1	—
		$ 5,095
			Gazprom OAO ADR	174,400	1,859
Media - 0.06%			Lukoil OAO ADR	26,117	1,383
Cogeco Cable Inc	2,316	117	Lundin Petroleum AB (a)	7,127	175
SKY Perfect JSAT Holdings Inc	288	144	NovaTek OAO	3,421	428
		$ 261	Oil & Natural Gas Corp Ltd	77,151	373
Metal Fabrication & Hardware - 0.08%			PetroChina Co Ltd	1,189,199	1,481
Catcher Technology Co Ltd	40,000	186	Petroleo Brasileiro SA ADR	80,769	2,007
JFE Shoji Holdings Inc	21,000	87	Peyto Exploration & Development Corp	6,300	151
Ryobi Ltd	15,000	55	Provident Energy Ltd	12,400	120
		$ 328	Repsol YPF SA	97,273	2,988
			Rosneft Oil Co	63,143	417
			Royal Dutch Shell PLC - A Shares	45,960	1,692

See accompanying notes

157

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Retail (continued)
Royal Dutch Shell PLC - B Shares	194,102	$ 7,397	Jean Coutu Group PJC Inc/The	12,119	$ 152
Seadrill Ltd	73,996	2,474	Kohnan Shoji Co Ltd	8,000	131
SK Holdings Co Ltd	7,271	764	K's Holdings Corp	4,040	160
Statoil ASA	84,006	2,156	Shoppers Drug Mart Corp	48,600	1,963
Total SA	109,977	5,622	Tim Hortons Inc	45,700	2,214
Tupras Turkiye Petrol Rafinerileri AS	12,680	268	Tsuruha Holdings Inc	2,700	151
		$ 42,819	UNY Co Ltd	16,000	144
			Woolworths Holdings Ltd/South Africa	106,563	515
Oil & Gas Services - 1.17%			Xebio Co Ltd	5,700	136
Canyon Services Group Inc	14,100	165	Yamada Denki Co Ltd	22,690	1,545
John Wood Group PLC	129,060	1,285			$ 13,591
Petrofac Ltd	1	—
Saipem SpA	39,940	1,698	Semiconductors - 1.80%
Technip SA	20,177	1,897	ARM Holdings PLC	158,238	1,455
		$ 5,045	ASM International NV	5,654	166
			Formosa Advanced Technologies Co Ltd	57,000	43
Pharmaceuticals - 5.54%			Powertech Technology Inc	12,000	25
AstraZeneca PLC	61,256	2,830	Samsung Electronics Co Ltd	4,463	4,099
Chong Kun Dang Pharm Corp (a)	5,510	90
			STMicroelectronics NV	46,407	276
GlaxoSmithKline PLC	44,242	1,011	Taiwan Semiconductor Manufacturing Co Ltd	672,140	1,683
Novartis AG	105,863	6,052			$ 7,747
Novo Nordisk A/S	32,648	3,752
Roche Holding AG	34,949	5,923	Shipbuilding - 0.07%
Sanofi-Aventis SA	4,516	332	Samsung Heavy Industries Co Ltd	11,630	282
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	61,878	46
Shire PLC	107,326	3,739	Software - 1.36%
Virbac SA	562	87	Aero Inventory PLC (a),(b),(c)	19,271	—
		$ 23,862	Capcom Co Ltd	47,100	1,112
Pipelines - 0.48%			Konami Corp	42,400	1,270
TransCanada Corp	47,000	2,054	Open Text Corp (a)	2,000	103
			SAP AG	63,428	3,353

Real Estate - 2.48%					$ 5,838
Brookfield Asset Management Inc	103,458	2,848	Storage & Warehousing - 0.02%
Capital Property Fund	83,612	91	Sumitomo Warehouse Co Ltd/The	17,000	81
Castellum AB	9,412	117
Cheung Kong Holdings Ltd	154,000	1,832	Telecommunications - 8.82%
Daito Trust Construction Co Ltd	21,900	1,878	Advanced Info Service PCL (b)	150,900	672
Ez Tec Empreendimentos e Participacoes SA	13,273	113	America Movil SAB de CV ADR	33,108	748
Fantasia Holdings Group Co Ltd	1,042,500	91	BT Group PLC	1,014,173	3,007
Gazit-Globe Ltd	9,952	95
Great Eagle Holdings Ltd	59,000	116	China Mobile Ltd	182,785	1,786
			China Unicom Hong Kong Ltd	396,000	833
Helbor Empreendimentos SA	8,861	98	Chorus Ltd (a)	142,777	347
Mah Sing Group Bhd	160,300	106
Mitsui Fudosan Co Ltd	99,000	1,443	Chunghwa Telecom Co Ltd	196,000	647
			GN Store Nord A/S	15,744	133
Sun Hung Kai Properties Ltd	137,000	1,717	Hutchison Telecommunications Hong Kong	408,667	157
Wihlborgs Fastigheter AB	11,139	147	Holdings Ltd
		$ 10,692	Manitoba Telecom Services Inc	34,700	1,011
REITS - 0.94%			MobileOne Ltd	58,000	112
CapitaMall Trust	582,000	763	MTN Group Ltd	86,155	1,534
Dundee Real Estate Investment Trust	4,700	151	Nippon Telegraph & Telephone Corp	58,500	2,991
Eurocommercial Properties NV	3,524	112	NTT DoCoMo Inc	2,095	3,851
Gecina SA	1,502	126	Oki Electric Industry Co Ltd (a)	126,000	113
Mirvac Group	1,000,427	1,207	QSC AG (a)	22,082	60
Suntec Real Estate Investment Trust	148,000	122	Samart Corp PCL (b)	343,700	78
Unibail-Rodamco SE	7,503	1,349	Sistema JSFC	37,844	636
United Urban Investment Corp	125	142	Softbank Corp	64,500	1,900
Yuexiu Real Estate Investment	201,000	89	Taiwan Mobile Co Ltd (a)	338,000	1,054
		$ 4,061	TDC A/S	135,800	1,089
			Tele2 AB	66,667	1,297
Retail - 3.16%			Telecom Corp of New Zealand Ltd	713,887	1,150
361 Degrees International Ltd	323,000	129	Telefonaktiebolaget LM Ericsson	184,260	1,885
Alimentation Couche Tard Inc	44,000	1,369	Telenet Group Holding NV (a)	25,411	970
Aoyama Trading Co Ltd	9,000	169	Telenor ASA	128,385	2,106
Arcos Dorados Holdings Inc	18,668	383	Tim Participacoes SA ADR(a)	13,469	347
Cie Financiere Richemont SA	36,206	1,831	Vodacom Group Ltd	81,058	894
Dollarama Inc	21,600	944	Vodafone Group PLC	2,369,182	6,582
Dufry AG (a)	1,445	133
					$ 37,990
Giordano International Ltd	190,000	138
GOME Electrical Appliances Holding Ltd	1,443,000	334	Textiles - 0.12%
Inditex SA	12,826	1,050	Alok Industries Ltd	236,199	80

See accompanying notes

158

Diversified International Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Textiles (continued)			(continued)	Amount (000's)	Value (000's)
Cia Hering	20,600	$ 359	Banks (continued)
Raymond Ltd	13,057	76	Investment in Joint Trading Account; Merrill	$ 243	$ 243
		$ 515	Lynch Repurchase Agreement; 0.01%
			dated 12/30/11 maturing 01/03/12
Toys, Games & Hobbies - 0.34%			(collateralized by US Government
Namco Bandai Holdings Inc	101,900	1,451	Securities; $248,113; 0.00% - 5.38%; dated
			08/01/12 - 01/15/27)
Transportation - 1.25%					$ 1,119
Canadian National Railway Co	47,500	3,737	TOTAL REPURCHASE AGREEMENTS		$ 1,119
Stagecoach Group PLC	40,584	171	Total Investments		$ 427,783
West Japan Railway Co	33,500	1,456	Other Assets in Excess of Liabilities, Net - 0.63%		$ 2,701
		$ 5,364	TOTAL NET ASSETS - 100.00%		$ 430,484
Water - 0.99%
Pennon Group PLC	129,213	1,433	(a) Non-Income Producing Security
Severn Trent PLC	50,075	1,163	(b)	Market value is determined in accordance with procedures established in
United Utilities Group PLC	175,844	1,655	good faith by the Board of Directors. At the end of the period, the value of
		$ 4,251	these securities totaled $2,034 or 0.47% of net assets.
TOTAL COMMON STOCKS		$ 416,937	(c) Security is Illiquid
PREFERRED STOCKS - 2.26%	Shares Held	Value (000's)

Apparel - 0.25%
Hugo Boss AG	14,754	1,087	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
Automobile Manufacturers - 0.58%			cost of investments held as of the period end were as follows:

Volkswagen AG	16,611	2,488	Unrealized Appreciation		$ 34,943
			Unrealized Depreciation		(34,020)
Banks - 0.59%			Net Unrealized Appreciation (Depreciation)		$ 923
Banco Bradesco SA	60,399	996	Cost for federal income tax purposes		$ 426,860
Itau Unibanco Holding SA	83,300	1,518
		$ 2,514	All dollar amounts are shown in thousands (000's)
Electric - 0.21%
Cia Energetica de Minas Gerais	17,100	305
Cia Paranaense de Energia	29,500	615
		$ 920

Healthcare - Products - 0.02%
Draegerwerk AG & Co KGaA	1,112	90

Iron & Steel - 0.49%
Vale SA	103,448	2,098

Telecommunications - 0.12%
Telefonica Brasil SA	19,065	530

TOTAL PREFERRED STOCKS		$ 9,727
	Maturity
REPURCHASE AGREEMENTS - 0.26%	Amount (000's)	Value (000's)

Banks - 0.26%
Investment in Joint Trading Account; Credit	$ 657	$ 657
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $669,904; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	219	219
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $223,301;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

See accompanying notes

159

Schedule of Investments
Diversified International Account
December 31, 2011

Portfolio Summary (unaudited)
Country	Percent
United Kingdom	15 .63%
Japan	13 .31%
Canada	10 .02%
Germany	5.80%
Switzerland	5.60%
France	4.53%
Sweden	4.43%
Australia	4.22%
Netherlands	3.91%
Korea, Republic Of	3.33%
Brazil	3.07%
China	2.86%
Hong Kong	2.67%
South Africa	2.08%
Taiwan, Province Of China	1.97%
Denmark	1.62%
Russian Federation	1.37%
Norway	1.33%
Singapore	1.13%
India	1.12%
Spain	0.97%
Ireland	0.88%
Belgium	0.88%
Thailand	0.86%
Finland	0.79%
United States	0.74%
Italy	0.70%
Bermuda	0.60%
Mexico	0.58%
Luxembourg	0.35%
New Zealand	0.35%
Indonesia	0.34%
Peru	0.32%
Malaysia	0.32%
Guernsey	0.20%
Turkey	0.14%
Poland	0.13%
Argentina	0.09%
Chile	0.08%
Austria	0.03%
Israel	0.02%
Other Assets in Excess of Liabilities, Net	0.63%
TOTAL NET ASSETS	100.00%

See accompanying notes

160

Schedule of Investments
Equity Income Account
December 31, 2011

COMMON STOCKS - 97.53%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.94%			Gas - 1.11%
Lockheed Martin Corp	70,886	$ 5,735	Sempra Energy	131,494	$ 7,232
Raytheon Co	142,127	6,876

		$ 12,611	Healthcare - Products - 1.16%
Apparel - 1.19%			Becton Dickinson and Co	15,995	1,195
VF Corp	60,830	7,725	Medtronic Inc	165,824	6,343
					$ 7,538

Automobile Manufacturers - 0.29%			Insurance - 6.88%
PACCAR Inc	50,601	1,896	ACE Ltd	210,558	14,764
			Allianz SE ADR	255,004	2,415
			Allstate Corp/The	185,860	5,094
Automobile Parts & Equipment - 1.37%			Chubb Corp/The	105,465	7,300
Autoliv Inc	123,811	6,623
Johnson Controls Inc	72,185	2,256	Fidelity National Financial Inc	361,424	5,758
			MetLife Inc	154,832	4,828
		$ 8,879	Validus Holdings Ltd	144,968	4,567
Banks - 7.88%					$ 44,726
Australia & New Zealand Banking Group Ltd	72,676	1,513
ADR			Leisure Products & Services - 0.93%
Banco Santander SA ADR	632,780	4,759	Carnival Corp	184,783	6,031
Bank of Nova Scotia	120,628	6,008
JP Morgan Chase & Co	413,332	13,743	Machinery - Diversified - 1.28%
M&T Bank Corp	82,002	6,260	Deere & Co	107,655	8,327
PNC Financial Services Group Inc	178,750	10,309
US Bancorp	317,536	8,589	Media - 0.47%
		$ 51,181	Walt Disney Co/The	81,012	3,038
Beverages - 1.21%
Coca-Cola Co/The	37,091	2,596	Mining - 0.59%
Dr Pepper Snapple Group Inc	132,807	5,243	BHP Billiton Ltd ADR	54,534	3,852
		$ 7,839

Chemicals - 1.01%			Miscellaneous Manufacturing - 2.53%
Air Products & Chemicals Inc	29,034	2,473	3M Co	56,492	4,617
EI du Pont de Nemours & Co	88,739	4,063	Parker Hannifin Corp	104,258	7,950
		$ 6,536	Siemens AG ADR	40,194	3,843
Commercial Services - 0.58%					$ 16,410
Automatic Data Processing Inc	69,768	3,768	Oil & Gas - 9.00%
			Chevron Corp	106,116	11,291
Distribution & Wholesale - 2.05%			Diamond Offshore Drilling Inc	11,960	661
Genuine Parts Co	217,748	13,326	Encana Corp	240,852	4,463
			Exxon Mobil Corp	126,337	10,708
			Marathon Oil Corp	211,036	6,177
Diversified Financial Services - 3.89%			Marathon Petroleum Corp	207,139	6,896
AllianceBernstein Holding LP	370,522	4,846	Penn West Petroleum Ltd	282,412	5,592
BlackRock Inc	56,997	10,159	Royal Dutch Shell PLC - B shares ADR	42,500	3,230
Federated Investors Inc	242,408	3,673	Total SA ADR	185,558	9,484
NYSE Euronext	251,744	6,571			$ 58,502
		$ 25,249
			Pharmaceuticals - 14.06%
Electric - 4.08%			Abbott Laboratories	259,890	14,612
NextEra Energy Inc	146,387	8,912	Bristol-Myers Squibb Co	371,017	13,075
Progress Energy Inc	116,888	6,548	GlaxoSmithKline PLC ADR	227,386	10,376
Wisconsin Energy Corp	65,239	2,281	Johnson & Johnson	97,944	6,423
Xcel Energy Inc	316,694	8,753	Merck & Co Inc	372,225	14,033
		$ 26,494	Novartis AG ADR	141,119	8,068
Electrical Components & Equipment - 1.02%			Pfizer Inc	600,811	13,001
Emerson Electric Co	142,612	6,644	Roche Holding AG ADR	189,982	8,084
			Teva Pharmaceutical Industries Ltd ADR	92,445	3,731
					$ 91,403
Electronics - 0.61%
Honeywell International Inc	73,130	3,975	Pipelines - 2.31%
			Enterprise Products Partners LP	194,141	9,004
			Kinder Morgan Energy Partners LP	70,820	6,016
Food - 2.68%					$ 15,020
General Mills Inc	82,213	3,322
Kellogg Co	52,979	2,679	REITS - 5.84%
Kraft Foods Inc	257,583	9,623	American Capital Agency Corp	149,566	4,200
Kroger Co/The	73,314	1,776	Annaly Capital Management Inc	741,043	11,827
		$ 17,400	Chimera Investment Corp	329,356	827
			Digital Realty Trust Inc	229,223	15,282
			HCP Inc	73,398	3,041

See accompanying notes

161

Schedule of Investments
Equity Income Account
December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
REITS (continued)
Health Care REIT Inc	51,078	$ 2,785	Unrealized Appreciation	$ 124,766
		$ 37,962	Unrealized Depreciation	(27,909)
			Net Unrealized Appreciation (Depreciation)	$ 96,857
Retail - 3.94%			Cost for federal income tax purposes	$ 546,140
Costco Wholesale Corp	36,896	3,074
McDonald's Corp	102,281	10,262	All dollar amounts are shown in thousands (000's)
Wal-Mart Stores Inc	205,794	12,298
		$ 25,634	Portfolio Summary (unaudited)
Semiconductors - 6.14%			Sector	Percent
Applied Materials Inc	449,400	4,813	Financial	25 .90%
Intel Corp	602,264	14,605	Consumer, Non-cyclical	19 .69%
Maxim Integrated Products Inc	250,535	6,524	Consumer, Cyclical	12 .78%
Microchip Technology Inc	220,917	8,092	Energy	11 .31%
Taiwan Semiconductor Manufacturing Co Ltd	455,932	5,886	Industrial	10 .58%
ADR			Technology	7.69%
		$ 39,920	Utilities	5.19%
			Communications	4.20%
Software - 1.55%			Basic Materials	1.60%
Microsoft Corp	387,301	10,054	Other Assets in Excess of Liabilities, Net	1.06%
			TOTAL NET ASSETS	100.00%
Telecommunications - 3.73%
BCE Inc	189,254	7,886
CenturyLink Inc	77,807	2,894
Verizon Communications Inc	138,226	5,546
Vodafone Group PLC ADR	283,259	7,940
		$ 24,266

Toys, Games & Hobbies - 3.01%
Hasbro Inc	217,336	6,931
Mattel Inc	456,165	12,663
		$ 19,594

Transportation - 3.20%
Norfolk Southern Corp	85,121	6,202
Union Pacific Corp	61,634	6,530
United Parcel Service Inc	110,344	8,076
		$ 20,808
TOTAL COMMON STOCKS		$ 633,840
	Maturity
REPURCHASE AGREEMENTS - 1.41%	Amount (000's)	Value (000's)

Banks - 1.41%
Investment in Joint Trading Account; Credit	$ 5,375	$ 5,375
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $5,482,228; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	1,792	1,791
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $1,827,410;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	1,991	1,991
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $2,030,455; 0.00% - 5.38%;
dated 08/01/12 - 01/15/27)
		$ 9,157
TOTAL REPURCHASE AGREEMENTS		$ 9,157
Total Investments		$ 642,997
Other Assets in Excess of Liabilities, Net - 1.06%		$ 6,867
TOTAL NET ASSETS - 100.00%		$ 649,864

See accompanying notes

162

Schedule of Investments
Government & High Quality Bond Account
December 31, 2011

	Principal			Principal
BONDS - 30.78%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Automobile Asset Backed Securities - 0.67%			Mortgage Backed Securities (continued)
Capital Auto Receivables Asset Trust			Ginnie Mae
5.21%, 03/17/2014(a)	$ 416	$ 418	4.00%, 09/16/2026(a)	$ 9,599 $	1,354
CPS Auto Trust			4.00%, 04/20/2038(a)	4,715	646
2.82%, 04/16/2018(b)	1,418	1,395	4.00%, 03/20/2039(a)	6,998	929
Santander Drive Auto Receivables Trust			4.00%, 12/16/2039	3,620	3,798
2.39%, 06/15/2017(b)	1,200	1,218	Jefferies & Co Inc
		$ 3,031	4.75%, 04/26/2037(b)	2,000	2,038
			5.00%, 10/26/2036(b)	5,000	5,135
Home Equity Asset Backed Securities - 0.02%			5.98%, 12/26/2037(a),(b)	2,241	2,239
Asset Backed Securities Corp Home Equity			JP Morgan Chase Commercial Mortgage
0.39%, 07/25/2036(a)	111	109
			Securities Corp
			4.17%, 08/15/2046	2,000	2,142
Mortgage Backed Securities - 29.36%			5.32%, 01/12/2043(a)	3,800	3,772
Banc of America Mortgage Securities Inc			5.46%, 12/12/2043	2,455	2,408
4.75%, 02/25/2035	234	232	5.79%, 06/12/2043	2,169	2,303
BCAP LLC Trust			JP Morgan Reremic
2.80%, 06/26/2045(a),(b)	2,400	2,022	4.50%, 11/25/2035(b)	3,760	3,756
BNPP Mortgage Securities LLC			Wachovia Bank Commercial Mortgage Trust
6.00%, 08/27/2037(b),(c)	3,000	3,019	4.81%, 04/15/2042	2,917	3,040
Chase Mortgage Finance Corp			5.32%, 12/15/2044(a)	3,971	4,043
5.00%, 12/25/2018	589	613	Wells Fargo Mortgage Backed Securities
6.00%, 05/25/2035	1,327	1,284	Trust
Citigroup Mortgage Loan Trust Inc			5.50%, 05/25/2035	236	234
1.61%, 10/25/2035(a),(b)	1,032	980	6.00%, 12/28/2037(a)	1,903	1,952
3.84%, 04/25/2037(a),(b)	651	644	WF-RBS Commercial Mortgage Trust
4.00%, 03/25/2037(b)	2,345	2,374	3.67%, 11/15/2044	1,000	1,039
4.25%, 01/25/2036(b)	4,290	4,366	4.87%, 02/15/2044(a),(b)	3,300	3,668
4.50%, 12/25/2036(b)	2,571	2,645			$ 133,594
6.00%, 03/25/2037(a),(b)	1,892	1,985
			Other Asset Backed Securities - 0.73%
Citigroup/Deutsche Bank Commercial			Ameriquest Mortgage Securities Inc
Mortgage Trust			0.72%, 07/25/2035(a)	3,000	1,974
5.39%, 01/15/2046(a)	2,000	1,983
			0.77%, 09/25/2035(a)	2,000	1,251
Credit Suisse Mortgage Capital Certificates
4.77%, 08/27/2037(a),(b)	1,700	1,639	Chase Funding Mortgage Loan Asset-Backed
5.52%, 05/27/2036(a),(b)	2,333	2,182	Certificates
			0.75%, 12/25/2033(a)	117	106
6.00%, 08/26/2037(b)	3,697	3,667
6.00%, 01/27/2047(b)	2,465	2,557			$ 3,331
Fannie Mae			TOTAL BONDS		$ 140,065
0.59%, 10/25/2018(a)	201	201	U.S. GOVERNMENT & GOVERNMENT	Principal
3.50%, 02/25/2027	3,289	3,368	AGENCY OBLIGATIONS - 68.70%	Amount (000's)	Value (000's)
4.00%, 05/25/2028(a)	8,045	559	Federal Home Loan Mortgage Corporation (FHLMC) -
4.00%, 08/25/2037	1,005	1,052	22.55%
			2.35%, 09/01/2032(a),(e)	$ 42	$ 43
4.50%, 10/25/2031	2,500	2,567	3.00%, 01/15/2027(e),(f)	3,000	3,097
4.50%, 10/25/2036	4,700	5,089	3.50%, 11/01/2041(e)	1,996	2,051
6.50%, 02/25/2047	1,371	1,523	4.00%, 08/01/2026(e)	1,965	2,065
7.00%, 04/25/2032	534	620	4.00%, 08/01/2039(e)	2,432	2,555
8.70%, 12/25/2019	8	10	4.00%, 10/01/2039(e)	1,421	1,493
Fannie Mae Grantor Trust			4.00%, 12/01/2040(e)	3,850	4,064
0.64%, 05/25/2035 (a)	661	650	4.00%, 09/01/2041(e)	3,975	4,176
Fannie Mae Whole Loan			4.50%, 08/01/2033(e)	297	316
0.44%, 05/25/2035 (a),(d)	307	304	4.50%, 08/01/2033(e)	281	299
Freddie Mac			4.50%, 06/01/2035(e)	1,428	1,519
0.58%, 06/15/2018(a)	776	776	4.50%, 09/01/2039(e)	2,239	2,375
0.68%, 07/15/2023(a)	862	861	4.50%, 11/01/2039(e)	2,093	2,220
3.50%, 06/15/2040	2,611	2,729	4.50%, 12/01/2039(e)	2,656	2,817
4.00%, 09/15/2018	798	825	4.50%, 05/01/2040(e)	3,804	4,033
4.00%, 02/15/2035(a)	8,195	919	4.50%, 09/01/2040(e)	7,095	7,522
4.00%, 01/15/2039	400	423	4.50%, 02/01/2041(e)	4,490	4,759
4.00%, 05/15/2039	4,200	4,478	4.50%, 03/01/2041(e)	3,810	4,061
4.00%, 10/15/2040	3,000	3,123	4.50%, 05/01/2041(e)	2,718	2,897
4.00%, 04/15/2041	4,005	4,097	4.50%, 08/01/2041(e)	2,629	2,802
4.50%, 03/15/2040	3,000	3,253	5.00%, 10/01/2025(e)	1,163	1,265
4.50%, 05/15/2040	2,000	2,099	5.00%, 02/01/2033(e)	1,271	1,368
4.50%, 05/15/2040	3,500	3,792	5.00%, 06/01/2033(e)	865	951
4.50%, 07/15/2041	3,000	3,285	5.00%, 08/01/2033(e)	797	864
4.75%, 12/15/2040	3,233	3,384	5.00%, 08/01/2033(e)	757	822
5.00%, 03/15/2040	5,000	5,618	5.00%, 05/01/2035(e)	422	454
5.50%, 04/15/2033 (a)	1,224	1,301	5.00%, 05/01/2035(e)	487	524
			5.00%, 07/01/2035(e)	146	157

See accompanying notes

163

Schedule of Investments

Government & High Quality Bond Account

December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal

AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)

(continued)			(continued)

5.00%, 07/01/2035(e)	$ 224 $	244	6.50%, 12/01/2031(e)	$ 82	$ 93

5.00%, 10/01/2035(e)	365	397	6.50%, 01/01/2032(e)	197	225

5.00%, 10/01/2038(e)	2,085	2,222	6.50%, 02/01/2032(e)	80	91

5.00%, 06/01/2039(e)	706	766	6.50%, 05/01/2032(e)	179	204

5.00%, 06/01/2039(e)	2,522	2,728	6.50%, 08/01/2032(e)	167	191

5.00%, 09/01/2039(e)	2,561	2,780	6.50%, 04/01/2035(e)	41	47

5.00%, 01/01/2040(e)	2,652	2,852	7.00%, 11/01/2012(e)	1	1

5.00%, 06/01/2041(e)	3,327	3,584	7.00%, 01/01/2013(e)	3	3

5.50%, 04/01/2018(e)	215	231	7.00%, 09/01/2023(e)	19	21

5.50%, 11/01/2018(e)	435	477	7.00%, 12/01/2023(e)	13	15

5.50%, 03/01/2024(e)	42	45	7.00%, 01/01/2024(e)	14	17

5.50%, 03/01/2033(e)	925	1,008	7.00%, 09/01/2027(e)	17	20

5.50%, 08/01/2033(e)	477	522	7.00%, 01/01/2028(e)	136	158

5.50%, 12/01/2033(e)	795	867	7.00%, 02/01/2028(e)	9	11

5.50%, 09/01/2035(e)	1,039	1,131	7.00%, 04/01/2028(e)	77	90

5.50%, 12/01/2036(e)	2,834	3,082	7.00%, 05/01/2028(e)	11	13

5.50%, 01/01/2038(e)	1,213	1,317	7.00%, 08/01/2028(e)	31	36

5.50%, 02/01/2038(e)	1,571	1,695	7.00%, 06/01/2031(e)	14	16

5.50%, 04/01/2038(e)	201	220	7.00%, 10/01/2031(e)	31	35

5.50%, 05/01/2038(e)	521	568	7.00%, 10/01/2031(e)	33	37

6.00%, 01/01/2013(e)	9	10	7.00%, 04/01/2032(e)	238	274

6.00%, 04/01/2017(e)	97	104	7.50%, 10/01/2030(e)	40	48

6.00%, 04/01/2017(e)	112	122	7.50%, 02/01/2031(e)	37	44

6.00%, 05/01/2017(e)	115	123	7.50%, 02/01/2031(e)	21	25

6.00%, 07/01/2017(e)	73	80	7.50%, 02/01/2031(e)	18	21

6.00%, 12/01/2023(e)	24	26	8.00%, 10/01/2030(e)	53	64

6.00%, 01/01/2026(e)	10	11	8.00%, 12/01/2030(e)	9	10

6.00%, 05/01/2031(e)	56	62	8.50%, 07/01/2029(e)	47	57

6.00%, 12/01/2031(e)	92	102			$ 102,639

6.00%, 09/01/2032(e)	106	118

6.00%, 11/01/2033(e)	361	402	Federal National Mortgage Association (FNMA) - 26.59%
			2.39%, 12/01/2032(a),(e)	113	118
6.00%, 11/01/2033(e)	344	383
			2.41%, 07/01/2034(a),(e)	146	154
6.00%, 05/01/2034(e)	1,210	1,326
			3.00%, 01/01/2027(e),(f)	2,000	2,065
6.00%, 05/01/2034(e)	644	715
			3.50%, 11/01/2041(e)	3,993	4,111
6.00%, 09/01/2034(e)	338	375
			4.00%, 12/01/2024(e)	3,335	3,582
6.00%, 02/01/2035(e)	257	285
			4.00%, 05/01/2025(e)	2,102	2,217
6.00%, 10/01/2036(a),(e)	433	479
			4.00%, 05/01/2039(e)	1,639	1,723
6.00%, 03/01/2037(e)	428	475
			4.00%, 09/01/2040(e)	1,716	1,804
6.00%, 12/01/2037(e)	2,706	2,989
			4.00%, 11/01/2040(e)	2,345	2,466
6.00%, 01/01/2038(e)	1,444	1,609
			4.00%, 11/01/2040(e)	3,752	3,945
6.00%, 01/01/2038(e)	599	667
			4.00%, 01/01/2041(e)	3,711	3,902
6.00%, 01/01/2038(a),(e)	185	205
			4.00%, 02/01/2041(e)	3,830	4,027
6.00%, 04/01/2038(e)	372	412
			4.00%, 04/01/2041(e)	3,840	4,038
6.50%, 11/01/2016(e)	42	46
			4.50%, 12/01/2019(e)	209	224
6.50%, 06/01/2017(e)	138	152
			4.50%, 01/01/2020(e)	719	770
6.50%, 06/01/2018(e)	14	16
			4.50%, 09/01/2025(e)	3,478	3,744
6.50%, 08/01/2021(e)	15	17
			4.50%, 05/01/2039(e)	1,465	1,560
6.50%, 12/01/2021(e)	108	121
			4.50%, 10/01/2039(e)	1,589	1,692
6.50%, 04/01/2022(e)	125	140
			4.50%, 08/01/2040(e)	4,003	4,263
6.50%, 05/01/2022(e)	67	74
			5.00%, 01/01/2018(e)	553	597
6.50%, 05/01/2023(e)	25	28
			5.00%, 10/01/2018(e)	579	629
6.50%, 04/01/2024(e)	20	23
			5.00%, 11/01/2018(e)	388	420
6.50%, 04/01/2026(e)	16	18
			5.00%, 05/01/2034(e)	1,338	1,447
6.50%, 05/01/2026(e)	14	16
			5.00%, 06/01/2034(e)	984	1,065
6.50%, 05/01/2026(e)	15	17
			5.00%, 04/01/2035(e)	423	465
6.50%, 12/01/2027(e)	16	18
			5.00%, 04/01/2035(e)	799	879
6.50%, 01/01/2028(e)	22	25
			5.00%, 07/01/2035(e)	52	56
6.50%, 03/01/2028(e)	14	16
			5.00%, 07/01/2035(e)	1,053	1,139
6.50%, 09/01/2028(e)	27	31
			5.00%, 08/01/2035(e)	247	267
6.50%, 09/01/2028(e)	13	15
			5.00%, 04/01/2039(e)	2,504	2,723
6.50%, 10/01/2028(e)	83	95
			5.00%, 07/01/2039(e)	7,047	7,617
6.50%, 11/01/2028(e)	18	21
			5.00%, 12/01/2039(e)	2,644	2,873
6.50%, 12/01/2028(e)	43	49
			5.00%, 04/01/2040(e)	1,960	2,120
6.50%, 03/01/2029(e)	18	20
			5.00%, 05/01/2040(e)	3,219	3,500
6.50%, 04/01/2029(e)	226	259
			5.00%, 06/01/2040(e)	1,652	1,787
6.50%, 07/01/2031(e)	78	89
			5.04%, 12/01/2033(a),(e)	530	568
6.50%, 08/01/2031(e)	7	8
			5.50%, 08/01/2017(e)	180	196
6.50%, 10/01/2031(e)	42	47
			5.50%, 12/01/2017(e)	153	167
6.50%, 10/01/2031(e)	23	26

See accompanying notes

164

Schedule of Investments
Government & High Quality Bond Account
December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.50%, 01/01/2018(e)	$ 316 $	343	6.50%, 03/01/2032(e)	$ 146 $	166
5.50%, 07/01/2019(e)	135	147	6.50%, 04/01/2032(e)	137	155
5.50%, 08/01/2019(e)	28	30	6.50%, 08/01/2032(e)	62	70
5.50%, 08/01/2019(e)	64	70	6.50%, 11/01/2032(e)	42	48
5.50%, 08/01/2019(e)	33	36	6.50%, 11/01/2032(e)	73	84
5.50%, 08/01/2019(e)	192	209	6.50%, 12/01/2032(e)	123	139
5.50%, 08/01/2019(e)	40	43	6.50%, 02/01/2033(e)	93	105
5.50%, 08/01/2019(e)	83	90	6.50%, 07/01/2034(e)	360	408
5.50%, 09/01/2019(e)	178	193	6.50%, 07/01/2034(e)	158	179
5.50%, 10/01/2019(e)	58	64	6.50%, 02/01/2036(e)	793	882
5.50%, 05/01/2024(e)	132	143	6.50%, 12/01/2036(e)	450	506
5.50%, 05/01/2033(e)	58	63	6.50%, 07/01/2037(e)	118	133
5.50%, 05/01/2033(e)	286	314	6.50%, 07/01/2037(e)	180	203
5.50%, 06/01/2033(e)	304	332	6.50%, 10/01/2037(e)	4,059	4,557
5.50%, 06/01/2033(e)	529	581	6.50%, 02/01/2038(e)	123	138
5.50%, 09/01/2033(e)	4,833	5,348	6.50%, 02/01/2039(e)	1,705	1,912
5.50%, 02/01/2034(e)	1,404	1,531	7.00%, 01/01/2027(e)	9	11
5.50%, 04/01/2034(e)	183	200	7.00%, 11/01/2027(e)	10	11
5.50%, 08/01/2034(e)	288	314	7.00%, 08/01/2028(e)	58	67
5.50%, 09/01/2034(e)	1,611	1,761	7.00%, 12/01/2028(e)	41	47
5.50%, 09/01/2035(e)	1,939	2,133	7.00%, 04/01/2029(e)	21	24
5.50%, 11/01/2035(e)	1,108	1,217	7.00%, 10/01/2029(e)	67	79
5.50%, 08/01/2036(e)	539	589	7.00%, 05/01/2031(e)	6	6
5.50%, 02/01/2037(e)	59	65	7.00%, 11/01/2031(e)	118	137
5.50%, 03/01/2038(e)	1,548	1,687	7.50%, 04/01/2022(e)	4	4
5.50%, 03/01/2038(e)	689	762	7.50%, 07/01/2027(e)	2	2
5.50%, 03/01/2038(e)	1,285	1,411	7.50%, 11/01/2029(e)	29	32
5.50%, 05/01/2038(e)	1,228	1,351	7.50%, 05/01/2031(e)	68	75
5.50%, 08/01/2038(e)	630	698	8.00%, 05/01/2022(e)	2	2
5.50%, 09/01/2038(e)	1,023	1,123	8.00%, 05/01/2027(e)	76	87
6.00%, 08/01/2016(e)	90	98	8.00%, 09/01/2027(e)	17	17
6.00%, 12/01/2016(e)	102	111	8.00%, 06/01/2030(e)	6	8
6.00%, 08/01/2017(e)	178	193	8.50%, 02/01/2023(e)	1	2
6.00%, 06/01/2022(e)	113	125	8.50%, 10/01/2027(e)	40	41
6.00%, 11/01/2023(e)	5	6	9.00%, 09/01/2030(e)	13	16
6.00%, 03/01/2026(e)	9	10		$ 120,994
6.00%, 11/01/2028(e)	52	58	Government National Mortgage Association (GNMA) -
6.00%, 08/01/2031(e)	171	190	14.23%
6.00%, 12/01/2031(e)	48	54	3.50%, 01/15/2042(f)	4,000	4,178
6.00%, 01/01/2033(e)	313	349	4.00%, 03/20/2040	3,669	3,933
6.00%, 02/01/2034(e)	65	72	4.00%, 10/15/2041	4,952	5,320
6.00%, 05/01/2037(e)	1,440	1,586	4.00%, 01/01/2042(f)	5,000	5,363
6.00%, 07/01/2037(e)	1,716	1,901	4.50%, 03/15/2039	2,278	2,490
6.00%, 11/01/2037(e)	317	352	4.50%, 09/20/2039	2,720	2,975
6.00%, 12/01/2037(e)	108	119	4.50%, 03/20/2040	3,382	3,698
6.00%, 03/01/2038(e)	320	355	4.50%, 07/15/2040	11,332	12,394
6.00%, 05/01/2038(e)	1,193	1,323	5.00%, 09/15/2033	30	34
6.00%, 08/01/2038(e)	3,093	3,431	5.00%, 02/15/2034	1,583	1,763
6.00%, 10/01/2038(e)	1,210	1,340	5.00%, 09/15/2039	231	257
6.50%, 06/01/2016(e)	65	71	5.00%, 09/15/2039	6,414	7,112
6.50%, 08/01/2017(e)	124	136	5.50%, 07/20/2033	694	784
6.50%, 11/01/2023(e)	89	100	5.50%, 11/15/2033	172	195
6.50%, 05/01/2024(e)	38	42	5.50%, 02/20/2034	595	672
6.50%, 09/01/2024(e)	62	69	5.50%, 03/20/2034	740	836
6.50%, 07/01/2025(e)	17	19	5.50%, 05/20/2035	766	864
6.50%, 08/01/2025(e)	54	61	5.50%, 11/15/2038	844	952
6.50%, 02/01/2026(e)	20	23	5.50%, 01/15/2039	983	1,110
6.50%, 03/01/2026(e)	6	7	5.50%, 01/15/2039	353	398
6.50%, 05/01/2026(e)	16	18	5.50%, 03/15/2039	655	739
6.50%, 06/01/2026(e)	8	9	6.00%, 06/20/2024	159	181
6.50%, 07/01/2028(e)	14	16	6.00%, 06/20/2024	32	36
6.50%, 09/01/2028(e)	23	26	6.00%, 02/20/2026	7	8
6.50%, 02/01/2029(e)	9	10	6.00%, 04/20/2026	24	27
6.50%, 03/01/2029(e)	25	29	6.00%, 05/20/2026	13	15
6.50%, 04/01/2029(e)	43	49	6.00%, 06/20/2026	15	17
6.50%, 07/01/2029(e)	326	377	6.00%, 06/20/2026	14	16
6.50%, 06/01/2031(e)	20	23	6.00%, 07/20/2026	11	12
6.50%, 06/01/2031(e)	13	15	6.00%, 09/20/2026	17	20
6.50%, 09/01/2031(e)	54	61	6.00%, 03/20/2027	62	70
6.50%, 01/01/2032(e)	34	39

See accompanying notes

165

Schedule of Investments
Government & High Quality Bond Account
December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal			Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	REPURCHASE AGREEMENTS - 2.31%	Amount (000's)	Value (000's)

Government National Mortgage Association (GNMA)			Banks - 2.31%
(continued)			Investment in Joint Trading Account; Credit	$ 6,159	$ 6,159
6.00%, 01/20/2028	$ 12	$ 14
6.00%, 03/20/2028	10	11	Suisse Repurchase Agreement; 0.02%
			dated 12/30/11 maturing 01/03/12
6.00%, 06/20/2028	57	65	(collateralized by US Government
6.00%, 07/20/2028	40	45
6.00%, 02/20/2029	35	39	Securities; $6,282,128; 0.00%; dated
			05/15/12 - 08/15/41)
6.00%, 03/20/2029	69	79	Investment in Joint Trading Account; Deutsche	2,053	2,053
6.00%, 07/20/2029	72	82
6.00%, 05/20/2032(a)	142	161	Bank Repurchase Agreement; 0.05% dated
			12/30/11 maturing 01/03/12 (collateralized
6.00%, 07/20/2033	477	543	by US Government Securities; $2,094,043;
6.00%, 06/20/2038	1,060	1,198
6.00%, 12/15/2038	2,119	2,402	0.00% - 3.00%; dated 06/25/12 - 09/16/14)
			Investment in Joint Trading Account; Merrill	2,281	2,281
6.50%, 12/20/2025	22	26	Lynch Repurchase Agreement; 0.01%
6.50%, 01/20/2026	45	51
6.50%, 02/20/2026	35	40	dated 12/30/11 maturing 01/03/12
			(collateralized by US Government
6.50%, 03/20/2031	41	47	Securities; $2,326,714; 0.00% - 5.38%;
6.50%, 04/20/2031	43	49
6.50%, 04/20/2034	92	106	dated 08/01/12 - 01/15/27)
6.50%, 11/15/2038	1,969	2,243			$ 10,493
7.00%, 01/15/2024	15	17	TOTAL REPURCHASE AGREEMENTS		$ 10,493
7.00%, 12/15/2027	15	17	Total Investments		$ 463,218
7.00%, 01/15/2028	4	4	Liabilities in Excess of Other Assets, Net - (1.79)%		$ (8,139)
7.00%, 01/15/2028	4	4	TOTAL NET ASSETS - 100.00%		$ 455,079
7.00%, 01/15/2028	4	4
7.00%, 01/15/2028	8	9	(a)	Variable Rate. Rate shown is in effect at December 31, 2011.
7.00%, 01/15/2028	19	22
7.00%, 03/15/2028	175	203	(b)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
7.00%, 05/15/2028	66	77	registration, normally to qualified institutional buyers. Unless otherwise
7.00%, 01/15/2029	32	38
7.00%, 03/15/2029	17	19	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $47,529 or 10.44% of net
7.00%, 05/15/2031	29	34	assets.
7.00%, 06/20/2031	26	30
7.00%, 09/15/2031	102	120	(c)	Market value is determined in accordance with procedures established in
			good faith by the Board of Directors. At the end of the period, the value of
7.00%, 06/15/2032	289	339	these securities totaled $3,019 or 0.66% of net assets.
7.50%, 01/15/2023	1	2
7.50%, 01/15/2023	2	2	(d) Security is Illiquid
			(e)	This entity was put into conservatorship by the US Government in 2008.
7.50%, 01/15/2023	1	1	See Notes to Financial Statements for additional information.
7.50%, 02/15/2023	8	9
7.50%, 02/15/2023	2	2	(f)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
7.50%, 02/15/2023	4	4	Notes to Financial Statements for additional information.
7.50%, 03/15/2023	4	4
7.50%, 03/15/2023	10	11
7.50%, 04/15/2023	29	34	Unrealized Appreciation (Depreciation)
7.50%, 06/15/2023	16	17	The net federal income tax unrealized appreciation (depreciation) and federal tax
7.50%, 06/15/2023	4	4	cost of investments held as of the period end were as follows:
7.50%, 07/15/2023	1	1
7.50%, 09/15/2023	5	6	Unrealized Appreciation	$ 18,091
7.50%, 09/15/2023	7	8	Unrealized Depreciation		(1,758)
7.50%, 10/15/2023	20	22	Net Unrealized Appreciation (Depreciation)	$ 16,333
7.50%, 10/15/2023	10	11	Cost for federal income tax purposes	$ 446,885
7.50%, 11/15/2023	11	12
8.00%, 07/15/2026	2	3	All dollar amounts are shown in thousands (000's)
8.00%, 08/15/2026	6	7
8.00%, 01/15/2027	2	3	Portfolio Summary (unaudited)
8.00%, 02/15/2027	1	1	Sector		Percent
8.00%, 06/15/2027	1	1	Mortgage Securities		92 .73%
		$ 64,772	Government		5.33%
U.S. Treasury - 5.33%			Financial		2.31%
1.75%, 10/31/2018	5,600	5,764	Asset Backed Securities		1.42%
3.13%, 05/15/2019	3,500	3,924	Liabilities in Excess of Other Assets, Net		(1.79)%
4.25%, 11/15/2040	2,900	3,698	TOTAL NET ASSETS		100.00%
4.88%, 08/15/2016	4,820	5,717
6.25%, 08/15/2023	3,600	5,152
		$ 24,255
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$ 312,660

See accompanying notes

166

Schedule of Investments
Income Account
December 31, 2011

COMMON STOCKS - 0.06%	Shares Held		Value (000's)		Principal

Pipelines - 0.06%				BONDS (continued)	Amount (000's)		Value (000's)
Energy Maintenance Services LLC (a),(b),(c)		2,000,000	$ 150	Commercial Services - 1.61%
				Ceridian Corp
TOTAL COMMON STOCKS			$ 150	11.25%, 11/15/2015(e)	$ 2,000		$ 1,560
	Principal			ERAC USA Finance LLC
BONDS - 68.45%	Amount (000's)		Value (000's)	6.38%, 10/15/2017(d)		1,000	1,156
				7.00%, 10/15/2037(d)		1,000	1,203
Aerospace & Defense - 1.39%							$ 3,919
Boeing Co/The
8.75%, 8/15/2021	$ 850		$ 1,240	Diversified Financial Services - 3.35%
Lockheed Martin Corp				DVI Inc
5.50%, 11/15/2039		2,000	2,161	0.00%, 2/1/2004(a),(b)		900	158
			$ 3,401	0.00%, 2/1/2004(a),(b)		400	70
				FUEL Trust
Airlines - 0.76%				3.98%, 6/15/2016(d)		2,000	2,000
Southwest Airlines Co 1994-A Pass Through				General Electric Capital Corp
Trust				4.65%, 10/17/2021		1,000	1,044
9.15%, 7/1/2016		1,675	1,859	5.30%, 2/11/2021		500	534
				International Lease Finance Corp
Automobile Manufacturers - 0.38%				8.75%, 3/15/2017(e)		1,500	1,545
New Flyer Industries Canada ULC				Jefferies Group Inc
14.00%, 8/19/2020(b),(c),(d)	CAD	908	936	5.13%, 4/13/2018		750	660
				6.25%, 1/15/2036		1,425	1,165
				8.50%, 7/15/2019		750	761
Automobile Parts & Equipment - 0.49%				QHP Royalty Sub LLC
Accuride Corp				10.25%, 3/15/2015(b),(d)		233	236
9.50%, 8/1/2018	$ 1,250		1,206				$ 8,173

				Electric - 7.22%
Banks - 9.29%				Edison Mission Energy
Bank of America Corp				7.20%, 5/15/2019		1,500	937
5.42%, 3/15/2017		800	722	Exelon Generation Co LLC
8.00%, 12/29/2049(e)		1,000	895
8.13%, 12/29/2049(e)		1,000	898	6.20%, 10/1/2017		2,000	2,297
				GenOn Americas Generation LLC
Citigroup Inc				8.50%, 10/1/2021		1,250	1,166
3.95%, 6/15/2016		2,000	1,993	GenOn Energy Inc
Goldman Sachs Group Inc/The				9.88%, 10/15/2020		750	761
3.63%, 2/7/2016		500	483	Metropolitan Edison Co
5.38%, 3/15/2020		2,000	1,974	4.95%, 3/15/2013		1,000	1,038
ING Bank NV				Nisource Finance Corp
5.00%, 6/9/2021(d)		2,000	1,938
				5.25%, 9/15/2017		2,000	2,208
JP Morgan Chase & Co				Ohio Edison Co
5.13%, 9/15/2014		850	896	5.45%, 5/1/2015		850	935
7.90%, 4/29/2049(e)		2,000	2,129
				Oncor Electric Delivery Co LLC
Lloyds TSB Bank PLC				7.00%, 9/1/2022		1,750	2,242
6.38%, 1/21/2021		2,000	2,004	PacifiCorp
Morgan Stanley				4.95%, 8/15/2014		775	846
4.75%, 4/1/2014		850	837	5.25%, 6/15/2035		850	980
6.25%, 8/9/2026		850	783	6.25%, 10/15/2037		500	659
PNC Financial Services Group Inc				PPL Energy Supply LLC
6.75%, 8/1/2049(e)		2,000	1,956
				5.70%, 10/15/2035		2,000	2,170
Wells Fargo & Co				Southwestern Electric Power Co
4.63%, 4/15/2014		1,900	1,976	5.38%, 4/15/2015		1,275	1,399
7.98%, 3/29/2049(e)		3,000	3,214
			$ 22,698				$ 17,638
				Entertainment - 1.72%
Beverages - 1.06%				CCM Merger Inc
Anheuser-Busch InBev Worldwide Inc				8.00%, 8/1/2013(d)		1,675	1,616
7.75%, 1/15/2019		2,000	2,590	Gateway Casinos & Entertainment Ltd
				8.88%, 11/15/2017(d)	CAD	500	496
Biotechnology - 1.26%				Peninsula Gaming LLC / Peninsula Gaming
Amgen Inc				Corp
3.88%, 11/15/2021		2,000	2,018	10.75%, 8/15/2017	$ 2,000		2,095
Gilead Sciences Inc							$ 4,207
4.40%, 12/1/2021		1,000	1,059
			$ 3,077	Environmental Control - 0.92%
				Republic Services Inc
Chemicals - 0.87%				5.00%, 3/1/2020		2,000	2,245
Airgas Inc
4.50%, 9/15/2014		2,000	2,119	Food - 0.65%
				Corn Products International Inc
				4.63%, 11/1/2020		1,500	1,595

See accompanying notes

167

Schedule of Investments
Income Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Forest Products & Paper - 0.82%			Mining - 0.74%
Plum Creek Timberlands LP			Xstrata Canada Corp
4.70%, 3/15/2021	$ 2,000	$ 2,011	6.00%, 10/15/2015	$ 1,675	$ 1,804

Gas - 0.72%			Oil & Gas - 4.22%
Sempra Energy			BG Energy Capital PLC
6.15%, 6/15/2018	1,500	1,768	4.00%, 10/15/2021(d)	500	515
			Bill Barrett Corp
			7.63%, 10/1/2019	500	523
Healthcare - Services - 2.18%			BP Capital Markets PLC
Alliance HealthCare Services Inc			4.75%, 3/10/2019	2,000	2,221
8.00%, 12/1/2016	2,000	1,395	Nabors Industries Inc
HCA Inc
7.50%, 11/6/2033	250	216	5.00%, 9/15/2020	1,000	1,020
			Petro-Canada
HealthSouth Corp			4.00%, 7/15/2013	850	880
7.25%, 10/1/2018	250	248
7.75%, 9/15/2022	1,000	984	9.25%, 10/15/2021	1,075	1,494
Multiplan Inc			Rowan Cos Inc
9.88%, 9/1/2018(d)	1,000	1,040	5.00%, 9/1/2017	2,000	2,102
Tenet Healthcare Corp			XTO Energy Inc
10.00%, 5/1/2018	1,262	1,442	6.75%, 8/1/2037	1,000	1,543
		$ 5,325			$ 10,298

Insurance - 3.02%			Oil & Gas Services - 1.27%
			Schlumberger Investment SA
Aspen Insurance Holdings Ltd			3.30%, 9/14/2021(d)	1,000	1,027
6.00%, 8/15/2014	1,425	1,512	Weatherford International Ltd/Bermuda
Farmers Insurance Exchange
6.00%, 8/1/2014(d)	850	894	5.13%, 9/15/2020	2,000	2,079
Fidelity National Financial Inc					$ 3,106
6.60%, 5/15/2017	2,500	2,650	Packaging & Containers - 0.86%
Prudential Financial Inc			Sealed Air Corp
7.38%, 6/15/2019	1,000	1,182	7.88%, 6/15/2017	2,000	2,110
8.88%, 6/15/2038(e)	1,000	1,145

		$ 7,383	Pharmaceuticals - 0.88%
Iron & Steel - 1.62%			Elan Finance PLC / Elan Finance Corp
Allegheny Technologies Inc			8.75%, 10/15/2016	2,000	2,135
5.95%, 1/15/2021	2,000	2,126
ArcelorMittal
5.50%, 3/1/2021	2,000	1,836	Pipelines - 2.91%
			ANR Pipeline Co
		$ 3,962	9.63%, 11/1/2021	1,000	1,472
Leisure Products & Services - 1.85%			El Paso Natural Gas Co
Carnival Corp			7.50%, 11/15/2026	2,100	2,583
7.20%, 10/1/2023	1,475	1,816	Enterprise Products Operating LLC
Royal Caribbean Cruises Ltd			6.38%, 2/1/2013	350	366
6.88%, 12/1/2013	850	897	Express Pipeline LP
7.25%, 3/15/2018	1,000	1,047	7.39%, 12/31/2017(d)	1,510	1,622
Seven Seas Cruises S de RL LLC			Southern Natural Gas Co
9.13%, 5/15/2019(d)	750	767	8.00%, 3/1/2032	850	1,051
		$ 4,527			$ 7,094

Lodging - 1.50%			Real Estate - 0.91%
Boyd Gaming Corp			WEA Finance LLC / WT Finance Aust Pty
9.13%, 12/1/2018	2,000	1,900	Ltd
MGM Resorts International			6.75%, 9/2/2019(d)	2,000	2,231
13.00%, 11/15/2013	1,000	1,187
11.13%, 11/15/2017	500	570	REITS - 7.06%
		$ 3,657	Arden Realty LP
Media - 2.79%			5.25%, 3/1/2015	1,000	1,062
Comcast Corp			BioMed Realty LP
6.45%, 3/15/2037	2,000	2,425	3.85%, 4/15/2016	1,000	987
Historic TW Inc			6.13%, 4/15/2020	1,000	1,050
9.15%, 2/1/2023	250	342	Duke Realty LP
News America Inc			8.25%, 8/15/2019	2,000	2,350
6.40%, 12/15/2035	1,000	1,096	HCP Inc
8.00%, 10/17/2016	1,000	1,233	6.00%, 3/1/2015	1,675	1,793
Time Warner Cable Inc			Health Care REIT Inc
6.55%, 5/1/2037	1,500	1,706	6.13%, 4/15/2020	1,000	1,036
		$ 6,802	6.20%, 6/1/2016	1,675	1,784
			Healthcare Realty Trust Inc
			6.50%, 1/17/2017	2,000	2,148

See accompanying notes

168

Schedule of Investments
Income Account
December 31, 2011

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

REITS (continued)			Federal Home Loan Mortgage Corporation (FHLMC)
			(continued)
Kimco Realty Corp			5.00%, 8/1/2019(g)	$ 834	$ 901
6.88%, 10/1/2019	$ 2,000	$ 2,301	5.00%, 8/1/2035(g)	2,515	2,714
Simon Property Group LP			5.00%, 11/1/2035(g)	1,165	1,254
10.35%, 4/1/2019	2,000	2,745	5.00%, 10/1/2038(g)	3,216	3,428
		$ 17,256	5.50%, 11/1/2017(g)	149	161
Retail - 1.92%			5.50%, 1/1/2018(g)	96	104
Asbury Automotive Group Inc			5.50%, 5/1/2031(g)	75	82
8.38%, 11/15/2020	500	512	5.50%, 6/1/2035(g)	635	691
Neiman Marcus Group Inc/The			5.50%, 1/1/2036(g)	970	1,063
10.38%, 10/15/2015	2,000	2,078	5.50%, 4/1/2036(g)	548	604
Sonic Automotive Inc			6.00%, 3/1/2031(g)	52	58
9.00%, 3/15/2018	2,000	2,105	6.00%, 5/1/2032(g)	140	156
		$ 4,695	6.00%, 6/1/2038(g)	885	979
			6.50%, 6/1/2029(g)	45	51
Savings & Loans - 0.42%			6.50%, 8/1/2029(g)	38	44
First Niagara Financial Group Inc			7.00%, 1/1/2032(g)	44	50
7.25%, 12/15/2021	1,000	1,024	9.00%, 1/1/2025(g)	7	8
					$ 21,677

Telecommunications - 1.14%			Federal National Mortgage Association (FNMA) - 11.47%
Corning Inc			3.50%, 12/1/2040(g)	2,006	2,065
6.63%, 5/15/2019	500	603	4.00%, 3/1/2039(g)	2,781	2,924
Qwest Corp			4.00%, 8/1/2040(g)	2,168	2,279
6.75%, 12/1/2021	2,000	2,180	4.00%, 9/1/2040(g)	3,689	3,901
		$ 2,783	4.50%, 6/1/2039(g)	1,449	1,543
Transportation - 0.65%			4.50%, 8/1/2039(g)	780	838
Trailer Bridge Inc			4.50%, 5/1/2040(g)	3,198	3,424
0.00%, 1/3/2012(a)	2,000	1,590	5.00%, 1/1/2018(g)	245	265
			5.00%, 8/1/2035(g)	1,916	2,071
TOTAL BONDS		$ 167,224	5.00%, 4/1/2039(g)	1,258	1,367
			5.00%, 12/1/2039(g)	791	855
	Principal		5.00%, 4/1/2040(g)	1,748	1,908
CONVERTIBLE BONDS - 0.81%	Amount (000's)	Value (000's)	5.00%, 6/1/2040(g)	1,460	1,593
Healthcare - Products - 0.47%			5.50%, 3/1/2033(g)	225	246
China Medical Technologies Inc			5.50%, 6/1/2033(g)	777	854
4.00%, 8/15/2013	2,000	1,145	5.50%, 2/1/2035(g)	1,285	1,411
			6.00%, 4/1/2032(g)	169	188
			6.50%, 5/1/2031(g)	15	17
Pharmaceuticals - 0.34%			6.50%, 4/1/2032(g)	156	177
Omnicare Inc			6.50%, 5/1/2032(g)	85	96
3.25%, 12/15/2035	894	820	7.00%, 1/1/2030(g)	2	3
TOTAL CONVERTIBLE BONDS		$ 1,965			$ 28,025
SENIOR FLOATING RATE INTERESTS -	Principal		Government National Mortgage Association (GNMA) -
1.26%	Amount (000's) Value (000's)		0.11%
			6.00%, 5/20/2032(e)	122	138
Entertainment - 0.48%			7.00%, 6/20/2031	95	111
CCM Merger Inc, Term Loan			9.00%, 2/15/2025	11	12
7.00%, 2/1/2017(e)	$ 1,200	$ 1,187			$ 261

			U.S. Treasury - 3.69%
Lodging - 0.63%			2.63%, 11/15/2020	1,000	1,077
Station GVR Acquisition LLC, Term Loan			2.75%, 2/15/2019	2,000	2,190
6.25%, 5/27/2016(e)	385	356	3.13%, 5/15/2019	2,000	2,242
10.00%, 5/27/2017(e)	1,300	1,176	3.63%, 2/15/2020	2,000	2,320
		$ 1,532	3.75%, 8/15/2041	1,000	1,176
Transportation - 0.15%					$ 9,005
Trailer Bridge Inc, DIP Term Loan			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
7.00%, 11/16/2012(c),(e),(f)	364	364	OBLIGATIONS		$ 58,968
				Maturity
TOTAL SENIOR FLOATING RATE INTERESTS		$ 3,083	REPURCHASE AGREEMENTS - 2.62%	Amount (000's)	Value (000's)
U.S. GOVERNMENT & GOVERNMENT	Principal		Banks - 2.62%
AGENCY OBLIGATIONS - 24.14%	Amount (000's)	Value (000's)	Investment in Joint Trading Account; Credit	$ 3,759	$ 3,759
Federal Home Loan Mortgage Corporation (FHLMC) -			Suisse Repurchase Agreement; 0.02%
8.87%			dated 12/30/11 maturing 01/03/12
4.00%, 4/1/2039(g)	$ 2,005	$ 2,106	(collateralized by US Government
4.50%, 8/1/2033(g)	1,100	1,170	Securities; $3,834,037; 0.00%; dated
4.50%, 5/1/2039(g)	2,217	2,352	05/15/12 - 08/15/41)
4.50%, 6/1/2039(g)	861	922
4.50%, 7/1/2039(g)	2,600	2,779

See accompanying notes

169

Schedule of Investments
Income Account
December 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	1,253	$ 1,253
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $1,278,012;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	1,392	1,392
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,420,013; 0.00% - 5.38%;
dated 08/01/12 - 01/15/27)
$ 6,404
TOTAL REPURCHASE AGREEMENTS		$ 6,404
Total Investments		$ 237,794
Other Assets in Excess of Liabilities, Net - 2.66%		$ 6,505
TOTAL NET ASSETS - 100.00%		$ 244,299

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,450 or 0.59% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $17,677 or 7.24% of net assets.
(e)	Variable Rate. Rate shown is in effect at December 31, 2011.
(f)	All or a portion of the loan is unfunded. See Notes to Financial Statements for additional information.
(g)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 18,012
Unrealized Depreciation	(3,881)
Net Unrealized Appreciation (Depreciation)	$ 14,131
Cost for federal income tax purposes	$ 223,663

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	26 .67%
Mortgage Securities	20 .45%
Consumer, Cyclical	9.73%
Energy	8.46%
Consumer, Non-cyclical	8.45%
Utilities	7.94%
Basic Materials	4.05%
Industrial	3.97%
Communications	3.93%
Government	3.69%
Other Assets in Excess of Liabilities, Net	2.66%
TOTAL NET ASSETS	100.00%

See accompanying notes

170

Schedule of Investments
International Emerging Markets Account
December 31, 2011

COMMON STOCKS - 93.20%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Agriculture - 3.05%			Commercial Services - 0.88%
Bunge Ltd	12,208	$ 698	Cielo SA	34,700	$ 897
Golden Agri-Resources Ltd	1,915,000	1,056	Multiplus SA	21,150	365
ITC Ltd	213,536	809			$ 1,262
KT&G Corp	17,177	1,214
Souza Cruz SA	49,530	608	Computers - 2.30%
		$ 4,385	Infosys Ltd ADR	8,251	424
			Lenovo Group Ltd	1,998,000	1,333
Airlines - 1.03%			Tata Consultancy Services Ltd	71,289	1,558
Air China Ltd	1,578,000	1,166			$ 3,315
Asiana Airlines Inc (a)	55,080	309
		$ 1,475	Diversified Financial Services - 3.57%
			China Everbright Ltd	476,000	745
Automobile Manufacturers - 4.26%			Fubon Financial Holding Co Ltd	615,660	652
Great Wall Motor Co Ltd	361,500	528	Hana Financial Group Inc	49,360	1,523
Hyundai Motor Co	12,416	2,296	KB Financial Group Inc	46,763	1,473
Kia Motors Corp	35,999	2,084	KGI Securities Co Ltd (b)	39,403	281
Mahindra & Mahindra Ltd	48,429	622	Mega Financial Holding Co Ltd	699,400	467
Tata Motors Ltd	177,595	597			$ 5,141

		$ 6,127	Electrical Components & Equipment - 0.76%
Automobile Parts & Equipment - 0.76%			Harbin Electric Co Ltd	380,000	331
Hankook Tire Co Ltd (a)	15,220	598	Simplo Technology Co Ltd	129,800	759
Iochpe-Maxion SA	37,000	501			$ 1,090

		$ 1,099	Electronics - 3.43%
Banks - 13.12%			AAC Technologies Holdings Inc	192,000	431
ABSA Group Ltd	67,330	1,176	Career Technology MFG. Co Ltd	578,000	746
Banco de Chile	4,453,787	605	Duksan Hi-Metal Co Ltd (a)	22,759	502
Banco do Brasil SA	104,027	1,322	E Ink Holdings Inc	231,000	301
Banco Santander Chile SA ADR	7,567	573	Hon Hai Precision Industry Co Ltd	379,283	1,038
Bangkok Bank PCL	211,900	1,101	Phison Electronics Corp	93,000	561
Bank Mandiri Tbk PT	601,162	448	Radiant Opto-Electronics Corp	304,000	869
Bank Negara Indonesia Persero Tbk PT	1,001,000	420	Unimicron Technology Corp	201,000	236
Bank of China Ltd	1,977,800	728	Yageo Corp	964,000	250
China Citic Bank Corp Ltd	1,522,000	856			$ 4,934
China Construction Bank Corp	2,827,902	1,973
Credicorp Ltd	7,903	865	Engineering & Construction - 1.22%
FirstRand Ltd	374,004	961	China Communications Construction Co Ltd	985,000	770
ICICI Bank Ltd ADR	39,526	1,045	China Railway Construction Corp Ltd	377,500	208
			Daelim Industrial Co Ltd (a)	7,092	553
Industrial and Commercial Bank of China Ltd	4,243,210	2,519
Industrial Bank of Korea (a)	67,040	727	Grupo Aeroportuario del Sureste SAB de CV	4,044	226
Kasikornbank PCL	297,100	1,172	ADR
Malayan Banking Bhd	346,800	939			$ 1,757
Sberbank of Russia	472,872	1,064	Food - 3.11%
Yes Bank Ltd	82,542	371	BRF - Brasil Foods SA	59,900	1,170
		$ 18,865	Charoen Pokphand Foods PCL (c)	1,152,100	1,205
			CJ CheilJedang Corp (a)	2,701	679
Beverages - 2.93%
Cia de Bebidas das Americas ADR	58,926	2,127	Cosan SA Industria e Comercio	59,900	867
			Gruma SAB de CV (a)	125,572	236
Fomento Economico Mexicano SAB de CV	14,066	980
ADR			M Dias Branco SA	12,100	309
Grupo Modelo SAB de CV	174,800	1,102			$ 4,466
		$ 4,209	Forest Products & Paper - 0.26%
Building Materials - 0.26%			Mondi PLC	53,628	379
China National Building Material Co Ltd	333,996	379
			Gas - 0.52%
Chemicals - 3.04%			ENN Energy Holdings Ltd	232,000	744
Dongyue Group	479,000	316
Formosa Plastics Corp	162,000	432	Holding Companies - Diversified - 1.80%
Honam Petrochemical Corp (a)	2,957	765	Alfa SAB de CV	71,200	776
LG Chem Ltd	2,141	590	Alliance Global Group Inc	1,403,300	331
Mexichem SAB de CV	179,100	561	GS Holdings	4,407	194
Sasol Ltd	30,676	1,465	Imperial Holdings Ltd	62,926	963
USI Corp	300,000	241	LG Corp	6,163	328
		$ 4,370			$ 2,592

Coal - 1.04%			Home Builders - 0.42%
Coal India Ltd	63,253	358	Even Construtora e Incorporadora SA	142,700	473
Exxaro Resources Ltd	24,717	515	Tecnisa SA	24,092	130
Yanzhou Coal Mining Co Ltd	290,000	619			$ 603
		$ 1,492

See accompanying notes

171

Schedule of Investments
International Emerging Markets Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance - 3.11%			Semiconductors (continued)
LIG Insurance Co Ltd	2,090	$ 41	Samsung Electronics Co Ltd	7,647	$ 7,023
Odontoprev SA	31,048	443	Taiwan Semiconductor Manufacturing Co Ltd	1,342,164	3,360
PICC Property & Casualty Co Ltd	627,000	848			$ 10,430
Ping An Insurance Group Co	139,900	922
Samsung Fire & Marine Insurance Co Ltd	2,985	547	Shipbuilding - 0.34%
Sanlam Ltd	364,487	1,302	Samsung Heavy Industries Co Ltd	19,890	482
Sul America SA	46,029	373
		$ 4,476	Telecommunications - 10.76%
			Advanced Info Service PCL (c)	182,500	813
Iron & Steel - 2.17%
Kumba Iron Ore Ltd	16,183	1,002	America Movil SAB de CV ADR	56,387	1,274
			China Mobile Ltd	311,959	3,049
Maanshan Iron & Steel	554,000	178	China Unicom Hong Kong Ltd	640,000	1,346
POSCO ADR	10,697	878
Severstal OAO	52,630	600	Empresa Nacional de Telecomunicaciones SA	22,797	427
			Far EasTone Telecommunications Co Ltd	755,000	1,419
Ternium SA ADR	25,122	462	MTN Group Ltd	123,733	2,203
		$ 3,120	Sistema JSFC	54,481	916
Lodging - 1.01%			Taiwan Mobile Co Ltd (a)	389,700	1,215
Genting Bhd	417,898	1,450	Telekom Malaysia Bhd	702,900	1,100
			Tim Participacoes SA ADR(a)	18,311	472
			Vodacom Group Ltd	112,514	1,240
Machinery - Construction & Mining - 0.09%					$ 15,474
China National Materials Co Ltd	351,000	125
			Textiles - 0.29%
Metal Fabrication & Hardware - 0.28%			Cia Hering	23,700	412
Catcher Technology Co Ltd	68,000	316
OAO TMK	8,901	80	TOTAL COMMON STOCKS		$ 134,023
		$ 396	PREFERRED STOCKS - 6.08%	Shares Held	Value (000's)

Mining - 5.30%			Automobile Parts & Equipment - 0.23%
Antofagasta PLC	43,053	812	Marcopolo SA	87,700	333
Cia de Minas Buenaventura SA ADR	25,416	974
Gold Fields Ltd	69,528	1,073	Banks - 2.16%
Grupo Mexico SAB de CV	598	2	Banco Bradesco SA	63,141	1,041
Industrias Penoles SAB de CV	35,750	1,576	Itau Unibanco Holding SA	113,100	2,061
International Nickel Indonesia Tbk PT	1,039,000	367			$ 3,102
Jiangxi Copper Co Ltd	247,000	534
KGHM Polska Miedz SA	22,614	725	Electric - 0.71%
Korea Zinc Co Ltd (a)	2,052	541	Cia Energetica de Minas Gerais	12,300	219
Southern Copper Corp	19,911	601	Cia Paranaense de Energia	38,400	801
Sterlite Industries India Ltd ADR	60,812	421			$ 1,020
		$ 7,626	Iron & Steel - 2.41%
Oil & Gas - 12.48%			Vale SA	171,227	3,472
China Petroleum & Chemical Corp	1,422,000	1,496
CNOOC Ltd	1,224,000	2,140	Telecommunications - 0.57%
Gazprom OAO ADR	286,197	3,051	Telefonica Brasil SA	29,450	820
Lukoil OAO ADR	38,543	2,041
NovaTek OAO	5,853	733	TOTAL PREFERRED STOCKS		$ 8,747
Oil & Natural Gas Corp Ltd	135,817	656		Maturity
PetroChina Co Ltd	1,581,017	1,968	REPURCHASE AGREEMENTS - 0.50%	Amount (000's)	Value (000's)
Petroleo Brasileiro SA ADR	135,838	3,376
Rosneft Oil Co	107,615	710	Banks - 0.50%
SK Holdings Co Ltd	12,626	1,326	Investment in Joint Trading Account; Credit	$ 425	$ 425
Tupras Turkiye Petrol Rafinerileri AS	21,596	456	Suisse Repurchase Agreement; 0.02%
		$ 17,953	dated 12/30/11 maturing 01/03/12
			(collateralized by US Government
Real Estate - 0.83%			Securities; $433,716; 0.00%; dated
Country Garden Holdings Co Ltd	1,297,000	486	05/15/12 - 08/15/41)
KWG Property Holding Ltd	335,500	113	Investment in Joint Trading Account; Deutsche	142	142
Supalai PCL (c)	1,324,600	601	Bank Repurchase Agreement; 0.05% dated
		$ 1,200	12/30/11 maturing 01/03/12 (collateralized
Retail - 1.53%			by US Government Securities; $144,572;
Arcos Dorados Holdings Inc	22,085	454	0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Intime Department Store Group Co Ltd	429,000	439
Lewis Group Ltd	38,325	381
Mr Price Group Ltd	32,699	323
Woolworths Holdings Ltd/South Africa	123,827	598
		$ 2,195

Semiconductors - 7.25%
Powertech Technology Inc	22,100	47

See accompanying notes

172

Schedule of Investments
International Emerging Markets Account
December 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$ 157	$ 157
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $160,636; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
$ 724
TOTAL REPURCHASE AGREEMENTS		$ 724
Total Investments		$ 143,494
Other Assets in Excess of Liabilities, Net - 0.22%		$ 317
TOTAL NET ASSETS - 100.00%		$ 143,811

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $281 or 0.20% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $2,619 or 1.82% of net assets.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 13,585
Unrealized Depreciation	(19,809)
Net Unrealized Appreciation (Depreciation)	$ (6,224)
Cost for federal income tax purposes	$ 149,718

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Country	Percent
Korea, Republic Of	17 .15%
Brazil	15 .72%
China	14 .40%
South Africa	9.18%
Taiwan, Province Of China	9.17%
Russian Federation	6.40%
India	4.75%
Mexico	4.70%
Hong Kong	3.66%
Thailand	3.39%
Malaysia	2.42%
United States	2.34%
Peru	1.28%
Chile	1.12%
Indonesia	0.85%
United Kingdom	0.82%
Singapore	0.74%
Poland	0.50%
Turkey	0.32%
Argentina	0.32%
Luxembourg	0.32%
Philippines	0.23%
Other Assets in Excess of Liabilities, Net	0.22%
TOTAL NET ASSETS	100.00%

See accompanying notes

173

Schedule of Investments LargeCap Blend Account II December 31, 2011

COMMON STOCKS - 97.29%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.12%			Beverages (continued)
Interpublic Group of Cos Inc	3,512	$ 34	Molson Coors Brewing Co	3,051	$ 133
Omnicom Group Inc	3,507	156	PepsiCo Inc	22,314	1,480
		$ 190			$ 3,401

Aerospace & Defense - 1.58%			Biotechnology - 0.97%
Boeing Co/The	7,550	554	Amgen Inc	7,407	476
General Dynamics Corp	1,756	117	Biogen Idec Inc (a)	1,994	219
Goodrich Corp	514	64	Celgene Corp (a)	4,553	308
L-3 Communications Holdings Inc	685	46	Dendreon Corp (a)	2,300	17
Lockheed Martin Corp	1,778	143	Gilead Sciences Inc (a)	7,843	321
Northrop Grumman Corp	1,291	75	Human Genome Sciences Inc (a)	28,080	208
Orbital Sciences Corp (a)	53,520	778	Life Technologies Corp (a)	500	19
Raytheon Co	2,639	127			$ 1,568
Rockwell Collins Inc	1,078	60
United Technologies Corp	8,152	596	Chemicals - 2.25%
		$ 2,560	Air Products & Chemicals Inc	1,377	118
			Celanese Corp	17,190	761
Agriculture - 2.34%			CF Industries Holdings Inc	472	68
Altria Group Inc	15,728	466	Dow Chemical Co/The	7,739	222
Archer-Daniels-Midland Co	4,080	117	Eastman Chemical Co	940	37
Lorillard Inc	664	76	Ecolab Inc	15,367	888
Philip Morris International Inc	38,570	3,027	EI du Pont de Nemours & Co	5,561	255
Reynolds American Inc	2,372	98	FMC Corp	519	45
		$ 3,784	International Flavors & Fragrances Inc	542	28
			LyondellBasell Industries NV	1,700	55
Airlines - 0.05%			Monsanto Co	5,207	365
Southwest Airlines Co	9,136	78	Mosaic Co/The	1,942	98
			Potash Corp of Saskatchewan Inc	1,800	74
Apparel - 0.32%			PPG Industries Inc	2,305	192
Coach Inc	2,361	144	Praxair Inc	2,524	270
Nike Inc	3,257	314	Sherwin-Williams Co/The	1,318	118
Ralph Lauren Corp	454	63	Sigma-Aldrich Corp	842	53
		$ 521			$ 3,647

Automobile Manufacturers - 0.28%			Coal - 0.16%
Ford Motor Co	34,960	376	Arch Coal Inc	1,400	20
General Motors Co (a)	3,900	79	Consol Energy Inc	2,890	106
		$ 455	Peabody Energy Corp	3,991	132
					$ 258
Automobile Parts & Equipment - 0.58%
Goodyear Tire & Rubber Co/The (a)	1,714	24	Commercial Services - 1.90%
Johnson Controls Inc	28,699	897	Apollo Group Inc (a)	888	48
TRW Automotive Holdings Corp (a)	800	26	Automatic Data Processing Inc	13,685	740
		$ 947	DeVry Inc	443	17
			Equifax Inc	912	35
Banks - 6.41%			H&R Block Inc	4,020	66
Bank of America Corp	66,622	371	Iron Mountain Inc	1,361	42
Bank of New York Mellon Corp/The	5,072	101	Mastercard Inc	1,013	377
BB&T Corp	3,186	80	Moody's Corp	29,096	980
Capital One Financial Corp	2,255	95	Paychex Inc	2,731	82
Citigroup Inc	47,240	1,243	Quanta Services Inc (a)	1,489	32
Comerica Inc	15,780	407	Robert Half International Inc	1,700	48
Fifth Third Bancorp	11,912	152	RR Donnelley & Sons Co	1,241	18
First Horizon National Corp	500	4	SAIC Inc (a)	1,846	23
Goldman Sachs Group Inc/The	3,661	331	Total System Services Inc	1,116	22
Huntington Bancshares Inc/OH	6,800	37	Visa Inc	3,801	386
JP Morgan Chase & Co	70,225	2,335	Western Union Co/The	8,504	155
KeyCorp	6,685	51			$ 3,071
M&T Bank Corp	1,481	113
Morgan Stanley	55,878	846	Computers - 6.43%
Northern Trust Corp	4,190	166	Accenture PLC - Class A	5,401	287
PNC Financial Services Group Inc	4,582	264	Apple Inc (a)	12,205	4,943
State Street Corp	4,321	175	Cognizant Technology Solutions Corp (a)	1,238	80
US Bancorp	17,815	482	Dell Inc (a)	22,349	327
Wells Fargo & Co	112,677	3,105	EMC Corp/Massachusetts (a)	17,478	377
Zions Bancorporation	1,600	26	Hewlett-Packard Co	22,465	579
		$ 10,384	IBM Corp	18,078	3,324
			Lexmark International Inc	560	19
Beverages - 2.10%			NetApp Inc (a)	10,339	375
Coca-Cola Co/The	22,177	1,552	Teradata Corp (a)	1,180	57
Coca-Cola Enterprises Inc	5,951	154	Western Digital Corp (a)	1,626	50
Constellation Brands Inc (a)	1,175	24
					$ 10,418
Dr Pepper Snapple Group Inc	1,464	58

See accompanying notes

174

Schedule of Investments LargeCap Blend Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Consumer Products - 0.18%			Electronics - 1.59%
Avery Dennison Corp	743	$ 21	Agilent Technologies Inc	3,801	$ 132
Clorox Co/The	881	59	Amphenol Corp	1,192	54
Kimberly-Clark Corp	2,879	212	Honeywell International Inc	21,529	1,170
		$ 292	Jabil Circuit Inc	1,379	27
			PerkinElmer Inc	793	16
Cosmetics & Personal Care - 1.92%			TE Connectivity Ltd	1,781	55
Avon Products Inc	4,600	80	Thermo Fisher Scientific Inc (a)	4,071	183
Colgate-Palmolive Co	4,432	409	Tyco International Ltd	20,176	943
Estee Lauder Cos Inc/The	753	85			$ 2,580
Procter & Gamble Co	37,971	2,533
		$ 3,107	Engineering & Construction - 0.07%
			Fluor Corp	2,030	102
Distribution & Wholesale - 0.07%			McDermott International Inc (a)	1,600	18
Fastenal Co	1,100	48			$ 120
Genuine Parts Co	1,046	64
		$ 112	Entertainment - 0.09%
			International Game Technology	8,134	140
Diversified Financial Services - 1.63%
American Express Co	27,812	1,312
Ameriprise Financial Inc	2,915	145	Environmental Control - 0.13%
BlackRock Inc	464	83	Republic Services Inc	2,145	59
CME Group Inc	829	202	Stericycle Inc (a)	1,000	78
Discover Financial Services	6,028	145	Waste Management Inc	2,191	72
Federated Investors Inc	704	11			$ 209
Franklin Resources Inc	1,196	115
IntercontinentalExchange Inc (a)	474	57	Food - 2.26%
			ConAgra Foods Inc	2,909	77
Invesco Ltd	6,457	129	Dean Foods Co (a)	1,288	14
Legg Mason Inc	2,500	60
NASDAQ OMX Group Inc/The (a)	1,065	26	General Mills Inc	7,905	319
			HJ Heinz Co	1,584	86
NYSE Euronext	3,996	104	Hormel Foods Corp	938	27
SLM Corp	7,647	102
T Rowe Price Group Inc	1,835	104	JM Smucker Co/The	763	60
			Kellogg Co	9,400	475
TD Ameritrade Holding Corp	3,100	49	Kraft Foods Inc	11,859	443
		$ 2,644	Kroger Co/The	6,200	150
Electric - 2.38%			McCormick & Co Inc/MD	30,520	1,539
AES Corp/The (a)	14,600	173	Safeway Inc	2,501	53
Ameren Corp	1,631	54	Sara Lee Corp	4,133	78
American Electric Power Co Inc	2,246	93	SUPERVALU Inc	1,488	12
Calpine Corp (a)	3,800	62	Sysco Corp	2,376	70
CMS Energy Corp	1,656	37	Tyson Foods Inc	2,118	44
Consolidated Edison Inc	1,362	84	Whole Foods Market Inc	3,006	209
Constellation Energy Group Inc	1,412	56			$ 3,656
Dominion Resources Inc/VA	2,342	124
DTE Energy Co	1,119	61	Forest Products & Paper - 0.65%
Duke Energy Corp	5,480	121	International Paper Co	34,556	1,023
Edison International	5,186	215	MeadWestvaco Corp	1,197	36
Entergy Corp	3,474	254			$ 1,059
Exelon Corp	9,647	419	Gas - 0.83%
FirstEnergy Corp	6,150	272	AGL Resources Inc	256	11
Integrys Energy Group Inc	546	30	CenterPoint Energy Inc	6,388	128
NextEra Energy Inc	1,738	106	NiSource Inc	1,990	47
Northeast Utilities	1,199	43	Sempra Energy	20,900	1,150
NRG Energy Inc (a)	1,738	31			$ 1,336
Pepco Holdings Inc	1,588	32
PG&E Corp	2,068	85	Hand & Machine Tools - 0.08%
Pinnacle West Capital Corp	779	38	Snap-on Inc	384	19
PPL Corp	3,730	109	Stanley Black & Decker Inc	1,681	114
Progress Energy Inc	1,201	67			$ 133
Public Service Enterprise Group Inc	2,478	82	Healthcare - Products - 1.37%
Southern Co/The	4,202	194	Baxter International Inc	5,165	256
TECO Energy Inc	2,500	48	Becton Dickinson and Co	894	67
Wisconsin Energy Corp	25,170	880	Boston Scientific Corp (a)	17,061	91
Xcel Energy Inc	3,243	90	Covidien PLC	16,069	723
		$ 3,860	CR Bard Inc	500	43
Electrical Components & Equipment - 0.31%			DENTSPLY International Inc	3,600	126
			Edwards Lifesciences Corp (a)	800	57
Emerson Electric Co	8,957	417	Hospira Inc (a)	1,605	48
Energizer Holdings Inc (a)	800	62	Intuitive Surgical Inc (a)	160	74
Molex Inc	943	23
		$ 502	Medtronic Inc	5,139	197
			Patterson Cos Inc	690	20
			St Jude Medical Inc	3,609	124

See accompanying notes

175

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Lodging - 0.23%
Stryker Corp	4,894	$ 243	Las Vegas Sands Corp	3,600	$ 154
Zimmer Holdings Inc	2,659	142	Marriott International Inc/DE	3,578	104
		$ 2,211	Starwood Hotels & Resorts Worldwide Inc	1,100	53
			Wyndham Worldwide Corp	1,124	43
Healthcare - Services - 1.20%			Wynn Resorts Ltd	200	22
Aetna Inc	18,382	775			$ 376
Cigna Corp	2,002	84
Coventry Health Care Inc (a)	1,083	33	Machinery - Construction & Mining - 0.36%
DaVita Inc (a)	700	53	Caterpillar Inc	5,195	471
HCA Holdings Inc (a)	2,300	51	Joy Global Inc	1,506	113
Humana Inc	1,320	116			$ 584
Quest Diagnostics Inc	1,000	58
UnitedHealth Group Inc	10,529	534	Machinery - Diversified - 0.49%
WellPoint Inc	3,584	237	Cummins Inc	6,124	539
		$ 1,941	Deere & Co	1,921	148
			Rockwell Automation Inc	1,004	74
Holding Companies - Diversified - 0.02%			Xylem Inc/NY	1,214	31
Leucadia National Corp	1,309	30			$ 792

			Media - 2.91%
Home Builders - 1.09%			CBS Corp	3,128	85
Lennar Corp	22,180	436	Comcast Corp - Class A	23,575	559
Toll Brothers Inc (a)	65,390	1,335	DIRECTV (a)	5,666	242
		$ 1,771	Discovery Communications Inc - A Shares (a)	1,834	75
			Discovery Communications Inc - C Shares (a)	1,950	74
Home Furnishings - 0.04%
Harman International Industries Inc	1,668	63	Gannett Co Inc	1,705	23
			McGraw-Hill Cos Inc/The	2,516	114
			News Corp - Class A	10,726	191
Insurance - 2.90%			News Corp - Class B	57,780	1,050
ACE Ltd	1,657	116	Scripps Networks Interactive	642	27
Aflac Inc	4,297	186	Time Warner Cable Inc	3,191	203
Allstate Corp/The	5,200	143	Time Warner Inc	9,969	360
Aon Corp	4,824	226	Viacom Inc	2,740	124
Assurant Inc	687	28	Walt Disney Co/The	42,000	1,575
Berkshire Hathaway Inc - Class A (a)	6	689	Washington Post Co/The	41	16
Berkshire Hathaway Inc - Class B (a)	12,902	984			$ 4,718
Chubb Corp/The	3,936	272
Hartford Financial Services Group Inc	3,022	49	Metal Fabrication & Hardware - 0.13%
Lincoln National Corp	2,250	44	Precision Castparts Corp	1,293	213
Loews Corp	3,683	139
Marsh & McLennan Cos Inc	7,044	223	Mining - 1.27%
MetLife Inc	36,782	1,147	Alcoa Inc	7,036	61
Progressive Corp/The	4,325	84	Freeport-McMoRan Copper & Gold Inc	8,351	308
Prudential Financial Inc	2,397	120	Newmont Mining Corp	26,531	1,592
Torchmark Corp	755	33	Vulcan Materials Co	2,500	98
Travelers Cos Inc/The	2,901	171			$ 2,059
Unum Group	2,036	43
		$ 4,697	Miscellaneous Manufacturing - 3.10%
			3M Co	6,889	563
Internet - 3.19%			Cooper Industries PLC	2,000	108
Amazon.com Inc (a)	5,604	970	Danaher Corp	8,741	411
eBay Inc (a)	5,922	179	Dover Corp	1,227	71
Expedia Inc	660	19	Eaton Corp	9,243	403
Google Inc (a)	5,195	3,355	General Electric Co	146,474	2,623
Groupon Inc (a)	1,700	35	Harsco Corp	14,070	290
Liberty Interactive Corp (a)	3,300	54	Illinois Tool Works Inc	2,300	107
Netflix Inc (a)	988	69	Ingersoll-Rand PLC	5,500	168
Priceline.com Inc (a)	633	296	Leggett & Platt Inc	993	23
Symantec Corp (a)	5,128	80	Pall Corp	1,100	63
TripAdvisor Inc (a)	660	17	Parker Hannifin Corp	1,060	81
Yahoo! Inc (a)	5,444	88	Textron Inc	5,526	102
		$ 5,162			$ 5,013

Iron & Steel - 0.12%			Office & Business Equipment - 0.09%
Cliffs Natural Resources Inc	1,824	114	Pitney Bowes Inc	1,495	28
Nucor Corp	1,500	59	Xerox Corp	15,447	123
United States Steel Corp	1,100	29			$ 151
		$ 202
			Oil & Gas - 9.44%
Leisure Products & Services - 0.55%			Anadarko Petroleum Corp	2,047	156
Carnival Corp	4,300	140	Apache Corp	12,930	1,171
Harley-Davidson Inc	19,302	751	Chesapeake Energy Corp	3,044	68
		$ 891	Chevron Corp	24,942	2,654

See accompanying notes

176

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Real Estate - 0.03%
Cimarex Energy Co	500	$ 31	CBRE Group Inc (a)	2,881	$ 44
Concho Resources Inc (a)	500	47
ConocoPhillips	9,616	701
Denbury Resources Inc (a)	2,821	43	REITS - 1.17%
			Annaly Capital Management Inc	18,070	288
Devon Energy Corp	11,902	738	Apartment Investment & Management Co	790	18
Diamond Offshore Drilling Inc	10,917	603	AvalonBay Communities Inc	652	85
EOG Resources Inc	2,294	226
EQT Corp	1,748	95	Boston Properties Inc	984	98
			Equity Residential	1,325	76
Exxon Mobil Corp	71,870	6,092	General Growth Properties Inc	2,900	44
Helmerich & Payne Inc	759	44
Hess Corp	2,999	170	HCP Inc	1,839	76
			Health Care REIT Inc	1,322	72
Marathon Oil Corp	3,336	98	Host Hotels & Resorts Inc	4,954	73
Marathon Petroleum Corp	1,700	57
Murphy Oil Corp	3,379	188	Kimco Realty Corp	2,759	45
Nabors Industries Ltd (a)	2,045	35	Plum Creek Timber Co Inc	1,111	41
Newfield Exploration Co (a)	13,110	495	ProLogis Inc	2,194	63
Noble Corp (a)	3,770	114	Public Storage Inc	1,325	178
			Simon Property Group Inc	3,094	399
Noble Energy Inc	826	78	Ventas Inc	1,309	72
Occidental Petroleum Corp	6,316	592
QEP Resources Inc	1,198	35	Vornado Realty Trust	2,594	199
Range Resources Corp	200	12	Weyerhaeuser Co	3,208	60
Rowan Cos Inc (a)	854	26			$ 1,887
Southwestern Energy Co (a)	1,900	61	Retail - 5.03%
Suncor Energy Inc	1,400	40	AutoNation Inc (a)	347	13
Tesoro Corp (a)	1,017	24	AutoZone Inc (a)	504	164
Total SA ADR	9,160	468	Bed Bath & Beyond Inc (a)	3,376	196
Valero Energy Corp	6,014	127	Best Buy Co Inc	2,214	52
		$ 15,289	Big Lots Inc (a)	460	17
			CarMax Inc (a)	5,100	155
Oil & Gas Services - 1.81%			Chipotle Mexican Grill Inc (a)	504	170
Baker Hughes Inc	4,802	233
Cameron International Corp (a)	3,890	191	Costco Wholesale Corp	1,768	147
FMC Technologies Inc (a)	2,500	131	CVS Caremark Corp	10,225	417
			Dollar General Corp (a)	2,400	99
Halliburton Co	6,331	219
National Oilwell Varco Inc	18,901	1,285	Family Dollar Stores Inc	878	51
			GameStop Corp	1,055	25
Schlumberger Ltd	12,691	867	Gap Inc/The	2,651	49
		$ 2,926	Home Depot Inc/The	11,832	497
Packaging & Containers - 0.07%			JC Penney Co Inc	900	32
Ball Corp	1,162	41	Kohl's Corp	5,140	254
Bemis Co Inc	744	22	Lowe's Cos Inc	7,040	178
Owens-Illinois Inc (a)	1,182	23	Macy's Inc	6,696	215
Sealed Air Corp	1,146	20	McDonald's Corp	7,643	767
		$ 106	Nordstrom Inc	1,093	54
			O'Reilly Automotive Inc (a)	948	76
Pharmaceuticals - 8.04%			Ross Stores Inc	4,148	198
Abbott Laboratories	10,476	589	Staples Inc	4,848	67
Allergan Inc/United States	2,442	214	Starbucks Corp	7,301	336
AmerisourceBergen Corp	20,522	763	Target Corp	5,279	270
Bristol-Myers Squibb Co	54,545	1,922	Tiffany & Co	902	60
Cardinal Health Inc	1,735	71	TJX Cos Inc	14,311	924
Eli Lilly & Co	4,976	207	Walgreen Co	4,941	164
Express Scripts Inc (a)	4,697	210
Forest Laboratories Inc (a)	1,893	57	Wal-Mart Stores Inc	26,192	1,566
			Yum! Brands Inc	15,838	934
GlaxoSmithKline PLC ADR	13,900	634			$ 8,147
Johnson & Johnson	36,387	2,387
McKesson Corp	2,912	226	Savings & Loans - 0.03%
Medco Health Solutions Inc (a)	2,887	162	Hudson City Bancorp Inc	3,415	21
Merck & Co Inc	23,343	880	People's United Financial Inc	2,704	35
Novartis AG ADR	22,180	1,268			$ 56
Pfizer Inc	155,792	3,372
Sanofi-Aventis SA - Rights (a)	1,109	1	Semiconductors - 3.81%
			Advanced Micro Devices Inc (a)	16,797	91
Watson Pharmaceuticals Inc (a)	882	53
			Analog Devices Inc	1,982	71
		$ 13,016	Applied Materials Inc	18,644	200
Pipelines - 0.51%			ASML Holding NV	35,960	1,503
El Paso Corp	8,611	229	Atmel Corp (a)	14,700	119
ONEOK Inc	708	61	Broadcom Corp	8,941	262
Spectra Energy Corp	8,922	274	Intel Corp	29,146	707
Williams Cos Inc	7,837	259	KLA-Tencor Corp	1,133	55
		$ 823	Linear Technology Corp	1,514	45
			LSI Corp (a)	4,534	27

See accompanying notes

177

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		Maturity

Semiconductors (continued)			REPURCHASE AGREEMENTS - 1.41%	Amount (000's)	Value (000's)
Marvell Technology Group Ltd (a)	9,200	$ 127	Banks - 1.41%
Micron Technology Inc (a)	38,444	241	Investment in Joint Trading Account; Credit	$ 1,343	$ 1,343
Novellus Systems Inc (a)	489	20	Suisse Repurchase Agreement; 0.02%
NVIDIA Corp (a)	7,217	100	dated 12/30/11 maturing 01/03/12
Qualcomm Inc	25,290	1,383	(collateralized by US Government
Teradyne Inc (a)	1,223	17	Securities; $1,369,950; 0.00%; dated
Texas Instruments Inc	26,072	759	05/15/12 - 08/15/41)
Xilinx Inc	13,860	445	Investment in Joint Trading Account; Deutsche	448	448
		$ 6,172	Bank Repurchase Agreement; 0.05% dated
			12/30/11 maturing 01/03/12 (collateralized
Software - 4.10%			by US Government Securities; $456,650;
Adobe Systems Inc (a)	8,765	248
Akamai Technologies Inc (a)	600	19	0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Autodesk Inc (a)	27,930	847	Investment in Joint Trading Account; Merrill	497	497
BMC Software Inc (a)	1,261	41	Lynch Repurchase Agreement; 0.01%
			dated 12/30/11 maturing 01/03/12
CA Inc	5,331	108	(collateralized by US Government
Cerner Corp (a)	1,020	62
			Securities; $507,389; 0.00% - 5.38%; dated
Dun & Bradstreet Corp/The	353	26	08/01/12 - 01/15/27)
Electronic Arts Inc (a)	1,100	23
					$ 2,288
Fidelity National Information Services Inc	2,801	75
Fiserv Inc (a)	980	58	TOTAL REPURCHASE AGREEMENTS		$ 2,288
Intuit Inc	1,459	77	Total Investments		$ 159,841
Microsoft Corp	110,420	2,866	Other Assets in Excess of Liabilities, Net - 1.30%		$ 2,098
Oracle Corp	59,663	1,531	TOTAL NET ASSETS - 100.00%		$ 161,939
Red Hat Inc (a)	4,354	180
Salesforce.com Inc (a)	557	56
VeriFone Systems Inc (a)	11,800	419	(a) Non-Income Producing Security
		$ 6,636

Telecommunications - 4.40%			Unrealized Appreciation (Depreciation)
American Tower Corp	17,013	1,021	The net federal income tax unrealized appreciation (depreciation) and federal tax
AT&T Inc	58,619	1,773	cost of investments held as of the period end were as follows:
CenturyLink Inc	2,496	93
Cisco Systems Inc	87,110	1,575	Unrealized Appreciation	$ 17,338
Corning Inc	13,184	171	Unrealized Depreciation		(9,033)
Crown Castle International Corp (a)	2,000	90
			Net Unrealized Appreciation (Depreciation)	$ 8,305
Harris Corp	904	32	Cost for federal income tax purposes	$ 151,536
JDS Uniphase Corp (a)	1,600	17
Juniper Networks Inc (a)	8,726	178
			All dollar amounts are shown in thousands (000's)
Motorola Solutions Inc	2,024	94
Sprint Nextel Corp (a)	25,200	59
			Portfolio Summary (unaudited)
Tellabs Inc	2,560	10	Sector		Percent
Verizon Communications Inc	50,275	2,017	Consumer, Non-cyclical		22 .27%
		$ 7,130	Technology		14 .43%
Textiles - 0.04%			Financial		13 .58%
Cintas Corp	1,957	68	Energy		11 .92%
			Communications		10 .62%
			Industrial		9.89%
Toys, Games & Hobbies - 0.09%			Consumer, Cyclical		8.48%
Hasbro Inc	1,700	54	Basic Materials		4.29%
Mattel Inc	3,098	86	Utilities		3.20%
		$ 140	Diversified		0.02%
Transportation - 1.98%			Other Assets in Excess of Liabilities, Net		1.30%
CH Robinson Worldwide Inc	800	56	TOTAL NET ASSETS		100.00%
CSX Corp	13,184	278
Expeditors International of Washington Inc	400	16
FedEx Corp	2,903	243
Norfolk Southern Corp	11,444	834
Ryder System Inc	900	48
Union Pacific Corp	4,184	443
United Parcel Service Inc	17,620	1,289
		$ 3,207
TOTAL COMMON STOCKS		$ 157,553

See accompanying notes

178

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2012	Long	71 $	4,362	$ 4,447	$ 85
Total					$ 85
All dollar amounts are shown in thousands (000's)

See accompanying notes

179

Schedule of Investments
LargeCap Growth Account
December 31, 2011

COMMON STOCKS - 96.47%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Apparel - 2.04%			Media - 0.99%
Nike Inc	38,600	$ 3,720	DIRECTV (a)	42,400	$ 1,813

Automobile Manufacturers - 2.56%			Oil & Gas - 6.28%
Ford Motor Co	432,731	4,656	Apache Corp	32,600	2,953
			Cabot Oil & Gas Corp	44,378	3,368
			Ensco PLC ADR	53,000	2,487
Banks - 0.99%			Occidental Petroleum Corp	28,000	2,624
Capital One Financial Corp	42,551	1,799			$ 11,432

Beverages - 2.54%			Oil & Gas Services - 1.93%
Coca-Cola Co/The	66,000	4,618	National Oilwell Varco Inc	51,600	3,508

Biotechnology - 2.12%			Pharmaceuticals - 7.85%
Alexion Pharmaceuticals Inc (a)	14,400	1,030	Allergan Inc/United States	49,300	4,325
Biogen Idec Inc (a)	7,400	814	Pfizer Inc	219,600	4,752
			Valeant Pharmaceuticals International Inc (a)	25,400	1,186
Gilead Sciences Inc (a)	49,100	2,010
			Watson Pharmaceuticals Inc (a)	67,000	4,043
		$ 3,854
					$ 14,306
Chemicals - 2.82%
Monsanto Co	43,300	3,034	Retail - 11.90%
			Bed Bath & Beyond Inc (a)	61,866	3,586
Potash Corp of Saskatchewan Inc	51,000	2,105
		$ 5,139	Home Depot Inc/The	108,500	4,561
			Ltd Brands Inc	49,100	1,981
Commercial Services - 6.09%			McDonald's Corp	39,800	3,993
Mastercard Inc	17,534	6,537	Michael Kors Holdings Ltd (a)	1,786	49
Visa Inc	44,774	4,546	Starbucks Corp	130,600	6,009
		$ 11,083	Tractor Supply Co	11,700	821
			Ulta Salon Cosmetics & Fragrance Inc (a)	10,500	682
Computers - 12.79%					$ 21,682
Accenture PLC - Class A	65,100	3,465
Apple Inc (a)	25,322	10,255	Semiconductors - 4.26%
Cognizant Technology Solutions Corp (a)	47,509	3,055	Avago Technologies Ltd	35,300	1,019
NetApp Inc (a)	46,254	1,678	Qualcomm Inc	123,300	6,744
Riverbed Technology Inc (a)	48,100	1,130			$ 7,763
SanDisk Corp (a)	42,851	2,109
Teradata Corp (a)	33,100	1,606	Software - 4.73%
			Electronic Arts Inc (a)	83,800	1,727
		$ 23,298	Oracle Corp	104,600	2,683
Cosmetics & Personal Care - 1.67%			Salesforce.com Inc (a)	25,500	2,587
Estee Lauder Cos Inc/The	27,038	3,037	VMware Inc (a)	19,500	1,622
					$ 8,619

Diversified Financial Services - 3.91%			Transportation - 1.66%
American Express Co	78,000	3,679	FedEx Corp	36,100	3,015
Discover Financial Services	143,767	3,451
		$ 7,130	TOTAL COMMON STOCKS		$ 175,691
Food - 3.34%				Maturity
Hershey Co/The	34,786	2,149	REPURCHASE AGREEMENTS - 2.31%	Amount (000's)	Value (000's)
Whole Foods Market Inc	56,500	3,931	Banks - 2.31%
		$ 6,080	Investment in Joint Trading Account; Credit	$ 2,467	$ 2,467
Internet - 7.26%			Suisse Repurchase Agreement; 0.02%
Amazon.com Inc (a)	23,600	4,085	dated 12/30/11 maturing 01/03/12
eBay Inc (a)	59,900	1,817	(collateralized by US Government
Google Inc (a)	5,800	3,746	Securities; $2,516,803; 0.00%; dated
Priceline.com Inc (a)	7,500	3,508	05/15/12 - 08/15/41)
Zynga Inc (a)	7,244	68	Investment in Joint Trading Account; Deutsche	822	823
		$ 13,224	Bank Repurchase Agreement; 0.05% dated
			12/30/11 maturing 01/03/12 (collateralized
Lodging - 2.43%			by US Government Securities; $838,935;
Las Vegas Sands Corp	103,700	4,431	0.00% - 3.00%; dated 06/25/12 - 09/16/14)

Machinery - Construction & Mining - 2.87%
Caterpillar Inc	57,600	5,219

Machinery - Diversified - 3.44%
Cummins Inc	25,000	2,201
Deere & Co	52,541	4,064
		$ 6,265

See accompanying notes

180

Schedule of Investments
LargeCap Growth Account
December 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$ 914	$ 914
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $932,149; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
$ 4,204
TOTAL REPURCHASE AGREEMENTS		$ 4,204
Total Investments		$ 179,895
Other Assets in Excess of Liabilities, Net - 1.22%		$ 2,225
TOTAL NET ASSETS - 100.00%		$ 182,120

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 39,989
Unrealized Depreciation	(6,939)
Net Unrealized Appreciation (Depreciation)	$ 33,050
Cost for federal income tax purposes	$ 146,845

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	23 .62%
Technology	21 .78%
Consumer, Cyclical	18 .93%
Communications	8.26%
Energy	8.21%
Industrial	7.95%
Financial	7.21%
Basic Materials	2.82%
Other Assets in Excess of Liabilities, Net	1.22%
TOTAL NET ASSETS	100.00%

See accompanying notes

181

Schedule of Investments
LargeCap Growth Account I
December 31, 2011

COMMON STOCKS - 97.35%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.05%			Chemicals (continued)
Interpublic Group of Cos Inc	2,024	$ 20	Eastman Chemical Co	1,530	$ 60
Omnicom Group Inc	1,976	88	Ecolab Inc	2,142	124
		$ 108	EI du Pont de Nemours & Co	6,633	304
			FMC Corp	773	66
Aerospace & Defense - 1.78%			Huntsman Corp	404	4
Alliant Techsystems Inc	45	3	International Flavors & Fragrances Inc	876	46
BE Aerospace Inc (a)	989	38
			Intrepid Potash Inc (a)	561	13
Boeing Co/The	33,274	2,441	Kronos Worldwide Inc	234	4
Lockheed Martin Corp	1,729	140	LyondellBasell Industries NV	229	7
Rockwell Collins Inc	953	53	Monsanto Co	3,706	260
TransDigm Group Inc (a)	538	51
			Mosaic Co/The	1,906	96
United Technologies Corp	18,349	1,341	PPG Industries Inc	1,146	96
		$ 4,067	Praxair Inc	21,295	2,276
Agriculture - 0.56%			Rockwood Holdings Inc (a)	699	27
Altria Group Inc	11,538	342	Sherwin-Williams Co/The	967	86
Philip Morris International Inc	11,892	933	Sigma-Aldrich Corp	1,349	84
		$ 1,275	Solutia Inc	1,318	23
			WR Grace & Co (a)	712	33
Airlines - 0.06%					$ 3,935
Copa Holdings SA	272	16
Delta Air Lines Inc (a)	5,481	44	Coal - 0.62%
Southwest Airlines Co	1,502	13	Arch Coal Inc	188	2
United Continental Holdings Inc (a)	2,930	55	Consol Energy Inc	1,637	60
		$ 128	Peabody Energy Corp	39,527	1,309
			Walter Energy Inc	658	40
Apparel - 1.89%					$ 1,411
Coach Inc	59,306	3,620
Hanesbrands Inc (a)	1,069	23	Commercial Services - 3.80%
Nike Inc	2,510	242	Aaron's Inc	628	17
Ralph Lauren Corp	3,245	448	Alliance Data Systems Corp (a)	543	56
			Apollo Group Inc (a)	1,176	63
		$ 4,333
			Automatic Data Processing Inc	3,028	163
Automobile Manufacturers - 0.10%			DeVry Inc	641	25
Ford Motor Co	12,977	140	Gartner Inc (a)	1,048	36
Navistar International Corp (a)	423	16	Genpact Ltd (a)	114,704	1,715
PACCAR Inc	2,246	84	H&R Block Inc	1,935	32
		$ 240	Iron Mountain Inc	1,996	61
			ITT Educational Services Inc (a)	321	18
Automobile Parts & Equipment - 0.05%
BorgWarner Inc (a)	1,174	75	Lender Processing Services Inc	987	15
WABCO Holdings Inc (a)	723	31	Mastercard Inc	16,220	6,047
		$ 106	Moody's Corp	2,117	71
			Morningstar Inc	262	16
Banks - 0.03%			Paychex Inc	1,857	56
Wells Fargo & Co	2,344	65	SAIC Inc (a)	946	12
			SEI Investments Co	1,588	27
			Towers Watson & Co	66	4
Beverages - 0.82%			Verisk Analytics Inc (a)	1,090	44
Coca-Cola Co/The	14,598	1,021	Visa Inc	1,036	105
Coca-Cola Enterprises Inc	2,684	69	VistaPrint NV (a)	445	14
Dr Pepper Snapple Group Inc	1,636	65	Weight Watchers International Inc	327	18
Hansen Natural Corp (a)	754	70
			Western Union Co/The	4,363	80
PepsiCo Inc	9,813	651			$ 8,695
		$ 1,876
			Computers - 12.00%

Biotechnology - 2.07%			Accenture PLC - Class A	52,429	2,791
Alexion Pharmaceuticals Inc (a)	7,685	550	Apple Inc (a)	33,187	13,441
Amylin Pharmaceuticals Inc (a)	1,448	16
			Cadence Design Systems Inc (a)	2,755	29
Biogen Idec Inc (a)	9,797	1,078
			Cognizant Technology Solutions Corp (a)	38,904	2,502
Celgene Corp (a)	27,668	1,870
			Dell Inc (a)	10,703	157
Charles River Laboratories International Inc (a)	526	14
Gilead Sciences Inc (a)	21,808	893	DST Systems Inc	55	2
			EMC Corp/Massachusetts (a)	85,657	1,845
Human Genome Sciences Inc (a)	30,800	228
			Fortinet Inc (a)	1,292	28
Illumina Inc (a)	1,320	40
Life Technologies Corp (a)	197	8	IBM Corp	8,768	1,612
			NCR Corp (a)	1,344	22
Myriad Genetics Inc (a)	992	21
			NetApp Inc (a)	102,146	3,704
United Therapeutics Corp (a)	497	23
			SanDisk Corp (a)	25,600	1,260
		$ 4,741	Teradata Corp (a)	1,207	59
Chemicals - 1.72%					$ 27,452
Air Products & Chemicals Inc	1,324	113	Consumer Products - 0.12%
Albemarle Corp	971	50	Avery Dennison Corp	90	2
Celanese Corp	1,617	72	Church & Dwight Co Inc	916	42
CF Industries Holdings Inc	630	91

See accompanying notes

182

Schedule of Investments
LargeCap Growth Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Consumer Products (continued)			Environmental Control (continued)
Kimberly-Clark Corp	2,543	$ 187	Waste Connections Inc	1,084	$ 36
Tupperware Brands Corp	621	35			$ 2,830

		$ 266	Food - 0.54%
Cosmetics & Personal Care - 0.21%			ConAgra Foods Inc	464	12
Colgate-Palmolive Co	3,294	304	Corn Products International Inc	683	36
Estee Lauder Cos Inc/The	874	98	General Mills Inc	3,649	148
Procter & Gamble Co	1,161	78	HJ Heinz Co	1,174	63
		$ 480	Hormel Foods Corp	785	23
			Kellogg Co	1,387	70
Distribution & Wholesale - 1.92%			Kroger Co/The	2,820	68
Fastenal Co	19,007	829	Sara Lee Corp	3,763	71
Fossil Inc (a)	42,862	3,401
			Sysco Corp	3,533	104
Genuine Parts Co	462	28	Whole Foods Market Inc	9,383	653
LKQ Corp (a)	1,615	49
WESCO International Inc (a)	147	8			$ 1,248
WW Grainger Inc	408	76	Forest Products & Paper - 0.01%
		$ 4,391	International Paper Co	1,000	30

Diversified Financial Services - 1.86%
Affiliated Managers Group Inc (a)	401	38	Hand & Machine Tools - 0.01%
American Express Co	4,330	204	Lincoln Electric Holdings Inc	558	22
BlackRock Inc	463	83
CBOE Holdings Inc	567	15	Healthcare - Products - 4.36%
Charles Schwab Corp/The	192,550	2,168	Baxter International Inc	18,958	938
Discover Financial Services	581	14	Becton Dickinson and Co	1,558	116
Federated Investors Inc	789	12	Bruker BioSciences Corp (a)	938	12
Franklin Resources Inc	15,087	1,449	CareFusion Corp (a)	749	19
IntercontinentalExchange Inc (a)	511	62
			Cooper Cos Inc/The	136	10
Lazard Ltd	1,172	31	Covidien PLC	1,863	84
NASDAQ OMX Group Inc/The (a)	179	4
			CR Bard Inc	933	80
NYSE Euronext	824	21	DENTSPLY International Inc	17,700	619
T Rowe Price Group Inc	1,623	92	Edwards Lifesciences Corp (a)	11,270	797
TD Ameritrade Holding Corp	2,344	37	Henry Schein Inc (a)	526	34
Waddell & Reed Financial Inc	889	22	Hill-Rom Holdings Inc	550	18
		$ 4,252	Hospira Inc (a)	1,517	46
Electric - 0.02%			IDEXX Laboratories Inc (a)	32,440	2,497
ITC Holdings Corp	565	43	Intuitive Surgical Inc (a)	7,069	3,273
National Fuel Gas Co	130	7	Medtronic Inc	6,457	247
		$ 50	Patterson Cos Inc	443	13
			ResMed Inc (a)	1,648	42
Electrical Components & Equipment - 0.14%			Sirona Dental Systems Inc (a)	600	26
AMETEK Inc	1,644	69	St Jude Medical Inc	2,271	78
Emerson Electric Co	5,402	252	Stryker Corp	20,134	1,001
		$ 321	Thoratec Corp (a)	633	21
Electronics - 2.56%					$ 9,971
Agilent Technologies Inc	2,394	84	Healthcare - Services - 3.10%
Amphenol Corp	65,028	2,951	AMERIGROUP Corp (a)	308	18
Garmin Ltd	76	3	Covance Inc (a)	53,561	2,449
Honeywell International Inc	5,656	307	DaVita Inc (a)	40,930	3,103
Jabil Circuit Inc	1,714	34	HCA Holdings Inc (a)	723	16
National Instruments Corp	92,163	2,392	Health Management Associates Inc (a)	2,548	19
Thomas & Betts Corp (a)	82	4	Laboratory Corp of America Holdings (a)	699	60
Waters Corp (a)	982	73	Lincare Holdings Inc	1,023	26
		$ 5,848	Mednax Inc (a)	508	37
Engineering & Construction - 2.00%			UnitedHealth Group Inc	26,300	1,333
ABB Ltd ADR(a)	64,416	1,213	Universal Health Services Inc	954	37
AECOM Technology Corp (a)	582	12			$ 7,098
Chicago Bridge & Iron Co NV	621	24	Home Furnishings - 0.02%
Fluor Corp	65,710	3,302	Harman International Industries Inc	487	19
KBR Inc	103	3	Tempur-Pedic International Inc (a)	731	38
McDermott International Inc (a)	2,213	25			$ 57
		$ 4,579
			Housewares - 0.01%
Entertainment - 0.02%			Toro Co	328	20
Dolby Laboratories Inc (a)	554	17
International Game Technology	1,652	28
		$ 45	Insurance - 0.01%
			Erie Indemnity Co	297	23
Environmental Control - 1.24%
Stericycle Inc (a)	35,858	2,794

See accompanying notes

183

Schedule of Investments
LargeCap Growth Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Internet - 10.07%			Metal Fabrication & Hardware (continued)
Amazon.com Inc (a)	19,329	$ 3,346	Timken Co	795	$ 31
Baidu Inc/China ADR(a)	16,400	1,910	Valmont Industries Inc	229	21
eBay Inc (a)	30,887	937			$ 1,781
Expedia Inc	613	18
Facebook Inc (a),(b),(c),(d)	16,669	519	Mining - 0.13%
Facebook Inc - Class A (a),(b),(c),(e)	9,268	289	Compass Minerals International Inc	364	25
Google Inc (a)	16,749	10,818	Freeport-McMoRan Copper & Gold Inc	6,552	241
Groupon Inc (a)	23,600	487	Royal Gold Inc	574	39
Liberty Interactive Corp (a)	66,200	1,073			$ 305
LinkedIn Corp (a)	4,200	265	Miscellaneous Manufacturing - 3.08%
Netflix Inc (a)	4,466	309	3M Co	4,456	364
Priceline.com Inc (a)	5,850	2,736	Cooper Industries PLC	1,135	61
Symantec Corp (a)	5,345	84	Danaher Corp	123,900	5,829
TIBCO Software Inc (a)	1,788	43	Donaldson Co Inc	806	55
TripAdvisor Inc (a)	613	15	Dover Corp	1,565	91
Zynga Inc (a)	19,200	181	Eaton Corp	1,394	61
		$ 23,030	Illinois Tool Works Inc	2,994	140
Iron & Steel - 0.05%			Pall Corp	6,600	377
Carpenter Technology Corp	487	25	Parker Hannifin Corp	659	50
Cliffs Natural Resources Inc	983	62	SPX Corp	154	9
Steel Dynamics Inc	1,684	22			$ 7,037
		$ 109	Oil & Gas - 4.23%
Leisure Products & Services - 0.69%			Anadarko Petroleum Corp	810	62
Carnival Corp	45,400	1,482	Apache Corp	786	71
Harley-Davidson Inc	1,672	65	Canadian Natural Resources Ltd	72,059	2,693
Polaris Industries Inc	698	39	Chevron Corp	793	84
		$ 1,586	Cimarex Energy Co	18,040	1,117
			Concho Resources Inc (a)	636	60
Lodging - 1.44%			Denbury Resources Inc (a)	3,610	54
Las Vegas Sands Corp	34,503	1,475	Diamond Offshore Drilling Inc	359	20
Marriott International Inc/DE	2,872	84	EOG Resources Inc	16,977	1,672
Starwood Hotels & Resorts Worldwide Inc	35,019	1,679	EQT Corp	559	31
Wynn Resorts Ltd	486	54	Exxon Mobil Corp	25,412	2,154
		$ 3,292	Forest Oil Corp (a)	988	13
			Helmerich & Payne Inc	952	55
Machinery - Construction & Mining - 0.22%			HollyFrontier Corp	2,055	48
Caterpillar Inc	4,579	415	Murphy Oil Corp	318	18
Joy Global Inc	1,107	83	Newfield Exploration Co (a)	820	31
		$ 498	Noble Energy Inc	381	36
Machinery - Diversified - 1.67%			Occidental Petroleum Corp	1,679	157
Babcock & Wilcox Co/The (a)	1,267	31	Patterson-UTI Energy Inc	184	4
Cummins Inc	1,384	122	Pioneer Natural Resources Co	589	53
Deere & Co	3,019	234	QEP Resources Inc	1,495	44
Gardner Denver Inc	509	39	Range Resources Corp	15,887	984
Graco Inc	671	27	SandRidge Energy Inc (a)	4,541	37
IDEX Corp	800	30	SM Energy Co	543	40
Nordson Corp	661	27	Southwestern Energy Co (a)	2,431	78
Rockwell Automation Inc	998	73	Whiting Petroleum Corp (a)	1,265	59
Roper Industries Inc	36,855	3,202			$ 9,675
Wabtec Corp/DE	520	36	Oil & Gas Services - 5.68%
		$ 3,821	Atwood Oceanics Inc (a)	117	5
Media - 0.55%			Baker Hughes Inc	1,828	89
CBS Corp	1,117	30	Cameron International Corp (a)	1,128	56
Comcast Corp - Class A	8,514	202	CARBO Ceramics Inc	202	25
DIRECTV (a)	5,398	231	Core Laboratories NV	22,639	2,580
Discovery Communications Inc - A Shares (a)	1,983	81	FMC Technologies Inc (a)	74,242	3,877
DISH Network Corp	1,620	46	Halliburton Co	6,396	221
Factset Research Systems Inc	475	42	Oceaneering International Inc	1,169	54
John Wiley & Sons Inc	425	19	Oil States International Inc (a)	464	35
Liberty Global Inc - A Shares (a)	1,720	71	RPC Inc	461	8
McGraw-Hill Cos Inc/The	1,763	79	Schlumberger Ltd	88,275	6,030
Scripps Networks Interactive	952	40	Superior Energy Services Inc (a)	858	24
Sirius XM Radio Inc (a)	42,316	77			$ 13,004
Time Warner Cable Inc	2,364	150	Packaging & Containers - 0.08%
Viacom Inc	4,155	189	Ball Corp	1,810	65
		$ 1,257	Crown Holdings Inc (a)	1,590	53
Metal Fabrication & Hardware - 0.78%			Rock-Tenn Co	746	43
Precision Castparts Corp	10,496	1,729

See accompanying notes

184

Schedule of Investments
LargeCap Growth Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Packaging & Containers (continued)			Retail (continued)
Silgan Holdings Inc	548	$ 21	Sally Beauty Holdings Inc (a)	948	$ 20
		$ 182	Starbucks Corp	46,171	2,125
			Tiffany & Co	798	53
Pharmaceuticals - 5.18%			TJX Cos Inc	2,779	179
Abbott Laboratories	10,274	578	Tractor Supply Co	731	51
Allergan Inc/United States	1,814	159	Ulta Salon Cosmetics & Fragrance Inc (a)	488	32
AmerisourceBergen Corp	1,942	72	Walgreen Co	6,386	211
Cardinal Health Inc	1,890	77	Wal-Mart Stores Inc	8,287	495
Eli Lilly & Co	2,410	100	Williams-Sonoma Inc	590	23
Endo Pharmaceuticals Holdings Inc (a)	1,256	43
Express Scripts Inc (a)	115,740	5,172	Yum! Brands Inc	3,273	193
Herbalife Ltd	1,210	63			$ 9,903
Johnson & Johnson	3,936	258	Savings & Loans - 0.01%
McKesson Corp	29,471	2,296	Hudson City Bancorp Inc	467	3
Mead Johnson Nutrition Co	28,688	1,972	People's United Financial Inc	760	10
Medco Health Solutions Inc (a)	2,849	159			$ 13
Perrigo Co	894	87
Pharmasset Inc (a)	464	60	Semiconductors - 4.76%
			Advanced Micro Devices Inc (a)	6,629	36
Sanofi-Aventis SA - Rights (a)	1,387	2
SXC Health Solutions Corp (a)	674	38	Altera Corp	9,459	351
Valeant Pharmaceuticals International Inc (a)	13,000	607	Analog Devices Inc	2,658	95
Warner Chilcott PLC (a)	1,668	25	Applied Materials Inc	848	9
Watson Pharmaceuticals Inc (a)	1,286	78	ASML Holding NV	13,400	560
			Atmel Corp (a)	101,818	824
		$ 11,846	Avago Technologies Ltd	2,062	60
Pipelines - 0.06%			Broadcom Corp	56,556	1,661
El Paso Corp	5,057	134	Cypress Semiconductor Corp	1,799	30
			Intersil Corp	674	7
			KLA-Tencor Corp	1,399	68
REITS - 0.37%			Lam Research Corp (a)	1,303	48
Apartment Investment & Management Co	868	20	Linear Technology Corp	2,482	75
Boston Properties Inc	813	81	LSI Corp (a)	1,972	12
Camden Property Trust	537	33	Maxim Integrated Products Inc	3,081	80
Digital Realty Trust Inc	1,026	68	NVIDIA Corp (a)	5,326	74
Equity Residential	193	11	ON Semiconductor Corp (a)	4,573	35
Essex Property Trust Inc	196	28	QLogic Corp (a)	1,089	16
Federal Realty Investment Trust	507	46	Qualcomm Inc	119,795	6,552
Macerich Co/The	495	25	Skyworks Solutions Inc (a)	1,927	31
Plum Creek Timber Co Inc	1,052	39
Public Storage Inc	903	121	Texas Instruments Inc	6,542	191
Rayonier Inc	1,311	59	Xilinx Inc	2,356	76
Simon Property Group Inc	1,632	210			$ 10,891
UDR Inc	142	4	Software - 5.92%
Ventas Inc	1,677	92	Adobe Systems Inc (a)	3,569	101
Vornado Realty Trust	218	17	Akamai Technologies Inc (a)	5,200	168
		$ 854	Allscripts Healthcare Solutions Inc (a)	1,620	31
			ANSYS Inc (a)	39,504	2,263
Retail - 4.33%			Autodesk Inc (a)	20,900	634
Advance Auto Parts Inc	780	54	BMC Software Inc (a)	1,896	62
AutoZone Inc (a)	188	61
Bed Bath & Beyond Inc (a)	1,793	104	Broadridge Financial Solutions Inc	1,269	28
			Cerner Corp (a)	874	53
Big Lots Inc (a)	279	11
			Citrix Systems Inc (a)	33,267	2,020
Brinker International Inc	903	24	Dun & Inc Bradstreet Corp/The	521	39
Chico's FAS Inc	1,265	14	Fiserv (a)	1,240	73
Chipotle Mexican Grill Inc (a)	3,214	1,085
			Informatica Corp (a)	18,140	670
Copart Inc (a)	609	29
Costco Wholesale Corp	40,451	3,370	Intuit Inc	2,165	114
			Microsoft Corp	53,723	1,394
Dick's Sporting Goods Inc	951	35	Nuance Communications Inc (a)	45,100	1,135
Dollar General Corp (a)	1,068	44
Dollar Tree Inc (a)	860	72	Oracle Corp	27,719	711
			Red Hat Inc (a)	22,481	928
DSW Inc	215	10	Salesforce.com Inc (a)	30,230	3,067
Family Dollar Stores Inc	1,302	75	VMware Inc (a)	610	51
Home Depot Inc/The	6,777	285
Kohl's Corp	1,626	80			$ 13,542
Ltd Brands Inc	1,645	66	Telecommunications - 2.42%
Macy's Inc	465	15	American Tower Corp	2,702	162
McDonald's Corp	7,328	735	Crown Castle International Corp (a)	53,685	2,405
Nordstrom Inc	1,806	90	Harris Corp	369	13
O'Reilly Automotive Inc (a)	970	78	JDS Uniphase Corp (a)	2,395	25
Panera Bread Co (a)	290	41	Juniper Networks Inc (a)	127,530	2,603
PetSmart Inc	1,258	65	MetroPCS Communications Inc (a)	2,994	26
Ross Stores Inc	1,644	78	NeuStar Inc (a)	777	27

See accompanying notes

185

Schedule of Investments
LargeCap Growth Account I
December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
Telecommunications (continued)
NII Holdings Inc (a)	1,406	$ 30	Unrealized Appreciation	$ 45,218
tw telecom inc (a)	1,540	30	Unrealized Depreciation	(11,279)
Verizon Communications Inc	4,475	179	Net Unrealized Appreciation (Depreciation)	$ 33,939
Windstream Corp	3,052	36	Cost for federal income tax purposes	$ 191,651
		$ 5,536
			All dollar amounts are shown in thousands (000's)
Toys, Games & Hobbies - 0.03%
Mattel Inc	2,815	78	Portfolio Summary (unaudited)
			Sector	Percent
Transportation - 1.90%			Technology	22 .68%
CH Robinson Worldwide Inc	982	68	Consumer, Non-cyclical	20 .77%
CSX Corp	7,926	167	Industrial	15 .46%
Expeditors International of Washington Inc	1,527	62	Communications	13 .09%
FedEx Corp	193	16	Energy	10 .59%
Kirby Corp (a)	410	27	Consumer, Cyclical	10 .56%
Landstar System Inc	513	25	Financial	3.54%
Union Pacific Corp	19,557	2,072	Basic Materials	1.91%
United Parcel Service Inc	25,988	1,902	Utilities	0.02%
UTI Worldwide Inc	1,025	14	Other Assets in Excess of Liabilities, Net	1.38%
		$ 4,353	TOTAL NET ASSETS	100.00%
TOTAL COMMON STOCKS		$ 222,690
	Maturity
REPURCHASE AGREEMENTS - 1.27%	Amount (000's)	Value (000's)

Banks - 1.27%
Investment in Joint Trading Account; Credit	$ 1,702	$ 1,702
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,736,357; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	567	568
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $578,786;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	630	630
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $643,096; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 2,900
TOTAL REPURCHASE AGREEMENTS		$ 2,900
Total Investments		$ 225,590
Other Assets in Excess of Liabilities, Net - 1.38%		$ 3,159
TOTAL NET ASSETS - 100.00%		$ 228,749

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $808 or 0.35% of net assets.
(d)	Restricted Security. At the end of the period, the value of this security totaled $519 or 0.23% of net assets. The security was purchased March 31, 2011 - May 19, 2011 at a total cost of $417.
(e)	Restricted Security. At the end of the period, the value of this security totaled $289 or 0.13% of net assets. The security was purchased August 15, 2011 - December 30, 2011 at a total cost of $280.

See accompanying notes

186

Schedule of Investments
LargeCap Growth Account I
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2012	Long	97 $	5,970	$ 6,075	$ 105
Total					$ 105
All dollar amounts are shown in thousands (000's)

See accompanying notes

187

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2011

COMMON STOCKS - 96.63%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.14%			Beverages (continued)
Interpublic Group of Cos Inc	23,228	$ 226	Coca-Cola Co/The	114,396	$ 8,004
Omnicom Group Inc	13,895	619	Coca-Cola Enterprises Inc	15,715	405
		$ 845	Constellation Brands Inc (a)	8,769	181
			Dr Pepper Snapple Group Inc	10,798	426
Aerospace & Defense - 1.94%			Molson Coors Brewing Co	7,934	346
Boeing Co/The	37,435	2,746	PepsiCo Inc	78,745	5,225
General Dynamics Corp	17,937	1,191			$ 15,397
Goodrich Corp	6,307	780
L-3 Communications Holdings Inc	5,030	335	Biotechnology - 1.23%
Lockheed Martin Corp	13,364	1,081	Amgen Inc	39,954	2,565
Northrop Grumman Corp	13,160	770	Biogen Idec Inc (a)	12,235	1,346
Raytheon Co	17,432	843	Celgene Corp (a)	22,360	1,512
Rockwell Collins Inc	7,622	422	Gilead Sciences Inc (a)	37,833	1,549
United Technologies Corp	45,637	3,336	Life Technologies Corp (a)	8,976	349
		$ 11,504			$ 7,321

Agriculture - 2.09%			Building Materials - 0.03%
Altria Group Inc	103,577	3,071	Masco Corp	18,021	189
Archer-Daniels-Midland Co	33,645	962
Lorillard Inc	6,800	775
Philip Morris International Inc	87,487	6,866	Chemicals - 2.16%
Reynolds American Inc	17,029	706	Air Products & Chemicals Inc	10,601	903
			Airgas Inc	3,441	269
		$ 12,380	CF Industries Holdings Inc	3,293	477
Airlines - 0.06%			Dow Chemical Co/The	59,525	1,712
Southwest Airlines Co	39,212	336	Eastman Chemical Co	6,929	271
			Ecolab Inc	15,118	874
			EI du Pont de Nemours & Co	46,535	2,130
Apparel - 0.62%			FMC Corp	3,547	305
Coach Inc	14,699	897	International Flavors & Fragrances Inc	4,075	214
Nike Inc	18,683	1,800	Monsanto Co	26,967	1,890
Ralph Lauren Corp	3,248	449	Mosaic Co/The	14,997	756
VF Corp	4,391	558	PPG Industries Inc	7,778	649
		$ 3,704	Praxair Inc	15,098	1,614
Automobile Manufacturers - 0.46%			Sherwin-Williams Co/The	4,338	387
Ford Motor Co	191,401	2,060	Sigma-Aldrich Corp	6,066	379
PACCAR Inc	18,042	676			$ 12,830
		$ 2,736	Coal - 0.19%
Automobile Parts & Equipment - 0.27%			Alpha Natural Resources Inc (a)	11,071	226
BorgWarner Inc (a)	5,526	352	Consol Energy Inc	11,424	419
Goodyear Tire & Rubber Co/The (a)	12,308	175	Peabody Energy Corp	13,643	452
Johnson Controls Inc	34,269	1,071			$ 1,097
		$ 1,598	Commercial Services - 1.59%
Banks - 5.97%			Apollo Group Inc (a)	5,854	315
Bank of America Corp	510,518	2,839	Automatic Data Processing Inc	24,614	1,329
Bank of New York Mellon Corp/The	61,077	1,216	DeVry Inc	3,050	117
BB&T Corp	35,112	884	Equifax Inc	6,099	236
Capital One Financial Corp	23,153	979	H&R Block Inc	14,753	241
Citigroup Inc	147,260	3,875	Iron Mountain Inc	9,349	288
Comerica Inc	10,007	258	Mastercard Inc	5,370	2,002
Fifth Third Bancorp	46,327	589	Moody's Corp	9,840	331
First Horizon National Corp	13,278	106	Paychex Inc	16,245	489
Goldman Sachs Group Inc/The	24,797	2,242	Quanta Services Inc (a)	10,584	228
Huntington Bancshares Inc/OH	43,521	239	Robert Half International Inc	7,201	205
JP Morgan Chase & Co	191,386	6,364	RR Donnelley & Sons Co	9,459	137
KeyCorp	47,995	369	SAIC Inc (a)	13,912	171
M&T Bank Corp	6,327	483	Total System Services Inc	8,165	160
Morgan Stanley	74,750	1,131	Visa Inc	25,616	2,601
Northern Trust Corp	12,138	481	Western Union Co/The	31,184	570
PNC Financial Services Group Inc	26,499	1,528			$ 9,420
Regions Financial Corp	63,406	273	Computers - 6.88%
State Street Corp	24,778	999	Accenture PLC - Class A	32,281	1,718
SunTrust Banks Inc	27,047	479	Apple Inc (a)	46,812	18,959
US Bancorp	96,122	2,600	Cognizant Technology Solutions Corp (a)	15,217	979
Wells Fargo & Co	265,614	7,320	Computer Sciences Corp	7,810	185
Zions Bancorporation	9,282	151	Dell Inc (a)	76,913	1,125
		$ 35,405	EMC Corp/Massachusetts (a)	102,748	2,213
Beverages - 2.60%			Hewlett-Packard Co	100,079	2,578
Beam Inc	7,830	401	IBM Corp	59,364	10,916
Brown-Forman Corp	5,080	409	Lexmark International Inc	3,616	120

See accompanying notes

188

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Computers (continued)			Electric (continued)
NetApp Inc (a)	18,062	$ 655	Xcel Energy Inc	24,426	$ 675
SanDisk Corp (a)	12,103	596			$ 20,036
Teradata Corp (a)	8,432	409
Western Digital Corp (a)	11,775	364	Electrical Components & Equipment - 0.32%
		$ 40,817	Emerson Electric Co	37,058	1,726
			Molex Inc	6,906	165
Consumer Products - 0.35%					$ 1,891
Avery Dennison Corp	5,298	152
Clorox Co/The	6,644	442	Electronics - 1.10%
Kimberly-Clark Corp	19,850	1,460	Agilent Technologies Inc	17,488	611
		$ 2,054	Amphenol Corp	8,348	379
			FLIR Systems Inc	7,857	197
Cosmetics & Personal Care - 2.11%			Honeywell International Inc	38,959	2,117
Avon Products Inc	21,697	379	Jabil Circuit Inc	9,228	181
Colgate-Palmolive Co	24,378	2,252	PerkinElmer Inc	5,696	114
Estee Lauder Cos Inc/The	5,626	632	TE Connectivity Ltd	21,379	659
Procter & Gamble Co (b)	138,577	9,245	Thermo Fisher Scientific Inc (a)	19,053	857
		$ 12,508	Tyco International Ltd	23,269	1,087
			Waters Corp (a)	4,513	334
Distribution & Wholesale - 0.29%					$ 6,536
Fastenal Co	14,869	648
Genuine Parts Co	7,840	480	Engineering & Construction - 0.12%
WW Grainger Inc	3,056	572	Fluor Corp	8,546	429
		$ 1,700	Jacobs Engineering Group Inc (a)	6,454	262

Diversified Financial Services - 1.59%					$ 691
American Express Co	50,896	2,401	Entertainment - 0.04%
Ameriprise Financial Inc	11,396	566	International Game Technology	14,989	258
BlackRock Inc	5,046	899
Charles Schwab Corp/The	54,371	612
CME Group Inc	3,344	815	Environmental Control - 0.26%
			Republic Services Inc	15,856	437
Discover Financial Services	27,684	664	Stericycle Inc (a)	4,287	334
E*Trade Financial Corp (a)	12,788	102
Federated Investors Inc	4,652	71	Waste Management Inc	23,186	758
Franklin Resources Inc	7,331	704			$ 1,529
IntercontinentalExchange Inc (a)	3,659	441	Food - 2.03%
Invesco Ltd	22,715	456	Campbell Soup Co	9,033	300
Legg Mason Inc	6,266	151	ConAgra Foods Inc	20,877	551
NASDAQ OMX Group Inc/The (a)	6,425	158	Dean Foods Co (a)	9,252	104
NYSE Euronext	13,196	344	General Mills Inc	32,409	1,310
SLM Corp	25,624	343	Hershey Co/The	7,710	476
T Rowe Price Group Inc	12,725	725	HJ Heinz Co	16,129	872
		$ 9,452	Hormel Foods Corp	6,947	203
Electric - 3.38%			JM Smucker Co/The	5,734	448
AES Corp/The (a)	32,474	384	Kellogg Co	12,482	631
Ameren Corp	12,201	404	Kraft Foods Inc	88,987	3,325
			Kroger Co/The	30,077	728
American Electric Power Co Inc	24,323	1,005	McCormick & Co Inc/MD	6,682	337
CMS Energy Corp	12,692	280
Consolidated Edison Inc	14,753	915	Safeway Inc	17,120	360
			Sara Lee Corp	29,754	563
Constellation Energy Group Inc	10,152	403	SUPERVALU Inc	10,689	87
Dominion Resources Inc/VA	28,690	1,523
DTE Energy Co	8,525	464	Sysco Corp	29,712	871
			Tyson Foods Inc	14,714	304
Duke Energy Corp	67,126	1,477	Whole Foods Market Inc	8,046	560
Edison International	16,410	679
Entergy Corp	8,871	648			$ 12,030
Exelon Corp	33,394	1,448	Forest Products & Paper - 0.15%
FirstEnergy Corp	21,064	933	International Paper Co	22,014	652
Integrys Energy Group Inc	3,924	213	MeadWestvaco Corp	8,600	257
NextEra Energy Inc	21,282	1,296			$ 909
Northeast Utilities	8,917	322
NRG Energy Inc (a)	11,583	210	Gas - 0.28%
Pepco Holdings Inc	11,431	232	AGL Resources Inc	5,880	249
PG&E Corp	20,443	843	CenterPoint Energy Inc	21,453	431
Pinnacle West Capital Corp	5,499	265	NiSource Inc	14,159	337
PPL Corp	29,127	857	Sempra Energy	12,071	664
Progress Energy Inc	14,859	832			$ 1,681
Public Service Enterprise Group Inc	25,481	841	Hand & Machine Tools - 0.12%
SCANA Corp	5,812	262	Snap-on Inc	2,930	148
Southern Co/The	43,413	2,010	Stanley Black & Decker Inc	8,507	575
TECO Energy Inc	10,868	208			$ 723
Wisconsin Energy Corp	11,648	407

See accompanying notes

189

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products - 1.78%				Internet - 2.88%
Baxter International Inc	28,401	$ 1,405		Amazon.com Inc (a)	18,324	$ 3,172
Becton Dickinson and Co	10,824	809		eBay Inc (a)	57,869	1,755
Boston Scientific Corp (a)	74,620	399		Expedia Inc	4,776	139
CareFusion Corp (a)	11,313	288		F5 Networks Inc (a)	4,003	425
Covidien PLC	24,299	1,094		Google Inc (a)	12,724	8,218
CR Bard Inc	4,321	369		Netflix Inc (a)	2,788	193
DENTSPLY International Inc	7,130	250		Priceline.com Inc (a)	2,507	1,173
Edwards Lifesciences Corp (a)	5,746	406		Symantec Corp (a)	37,129	581
Hospira Inc (a)	8,296	252		TripAdvisor Inc (a)	4,842	122
Intuitive Surgical Inc (a)	1,964	909		VeriSign Inc	8,012	286
Medtronic Inc	53,155	2,033		Yahoo! Inc (a)	62,471	1,008
Patterson Cos Inc	4,410	130				$ 17,072
St Jude Medical Inc	16,067	551
Stryker Corp	16,383	814		Iron & Steel - 0.26%
Varian Medical Systems Inc (a)	5,669	381		Allegheny Technologies Inc	5,357	256
Zimmer Holdings Inc	9,025	482		Cliffs Natural Resources Inc	7,203	449
		$ 10,572		Nucor Corp	15,952	631
				United States Steel Corp	7,253	192
Healthcare - Services - 1.27%						$ 1,528
Aetna Inc	18,248	770
Cigna Corp	14,378	604		Leisure Products & Services - 0.20%
Coventry Health Care Inc (a)	7,267	221		Carnival Corp	22,792	744
DaVita Inc (a)	4,709	357		Harley-Davidson Inc	11,704	455
Humana Inc	8,235	722				$ 1,199
Laboratory Corp of America Holdings (a)	4,991	429		Lodging - 0.27%
Quest Diagnostics Inc	7,946	461		Marriott International Inc/DE	13,504	394
Tenet Healthcare Corp (a)	21,877	112		Starwood Hotels & Resorts Worldwide Inc	9,679	464
UnitedHealth Group Inc	53,693	2,721		Wyndham Worldwide Corp	7,687	291
WellPoint Inc	17,521	1,161		Wynn Resorts Ltd	3,989	441
		$ 7,558				$ 1,590

Holding Companies - Diversified - 0.04%				Machinery - Construction & Mining - 0.56%
Leucadia National Corp	9,978	227		Caterpillar Inc	32,569	2,951
				Joy Global Inc	5,293	397
Home Builders - 0.08%						$ 3,348
DR Horton Inc	14,008	177		Machinery - Diversified - 0.66%
Lennar Corp	8,100	159		Cummins Inc	9,713	855
Pulte Group Inc (a)	16,966	107
				Deere & Co	20,848	1,613
		$ 443		Flowserve Corp	2,798	278
Home Furnishings - 0.05%				Rockwell Automation Inc	7,148	524
Harman International Industries Inc	3,531	134		Roper Industries Inc	4,859	422
Whirlpool Corp	3,850	183		Xylem Inc/NY	9,296	239
		$ 317				$ 3,931

Housewares - 0.04%				Media - 2.86%
Newell Rubbermaid Inc	14,581	235		Cablevision Systems Corp	11,119	158
				CBS Corp	32,961	895
				Comcast Corp - Class A	137,243	3,254
Insurance - 3.39%				DIRECTV (a)	35,538	1,520
ACE Ltd	16,965	1,190		Discovery Communications Inc - A Shares (a)	13,311	545
Aflac Inc	23,511	1,017		Gannett Co Inc	12,002	160
Allstate Corp/The	25,453	698		McGraw-Hill Cos Inc/The	14,778	665
American International Group Inc (a)	22,002	510		News Corp - Class A	110,454	1,970
Aon Corp	16,283	762		Scripps Networks Interactive	4,899	208
Assurant Inc	4,639	190		Time Warner Cable Inc	16,073	1,022
Berkshire Hathaway Inc - Class B (a)	88,549	6,756		Time Warner Inc	50,413	1,822
Chubb Corp/The	14,006	969		Viacom Inc	27,814	1,263
Cincinnati Financial Corp	8,164	249		Walt Disney Co/The	90,486	3,393
Genworth Financial Inc (a)	24,727	162		Washington Post Co/The	245	92
Hartford Financial Services Group Inc	22,451	365				$ 16,967
Lincoln National Corp	15,194	295
Loews Corp	15,380	579		Metal Fabrication & Hardware - 0.20%
Marsh & McLennan Cos Inc	27,096	857		Precision Castparts Corp	7,262	1,197
MetLife Inc	53,270	1,661
Progressive Corp/The	31,062	606		Mining - 0.68%
Prudential Financial Inc	23,773	1,192		Alcoa Inc	53,606	464
Torchmark Corp	5,134	223		Freeport-McMoRan Copper & Gold Inc	47,744	1,756
Travelers Cos Inc/The	20,790	1,230		Newmont Mining Corp	24,923	1,496
Unum Group	14,726	310		Titanium Metals Corp	4,147	62
XL Group PLC	16,144	319		Vulcan Materials Co	6,509	256
		$ 20,140				$ 4,034
See accompanying notes			190

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Miscellaneous Manufacturing - 3.10%			Pharmaceuticals (continued)
3M Co	35,300	$ 2,885	Cardinal Health Inc	17,402	$ 707
Cooper Industries PLC	7,963	431	Eli Lilly & Co	51,316	2,133
Danaher Corp	28,693	1,350	Express Scripts Inc (a)	24,504	1,095
Dover Corp	9,337	542	Forest Laboratories Inc (a)	13,456	407
Eaton Corp	16,833	733	Johnson & Johnson	137,546	9,020
General Electric Co	531,747	9,524	McKesson Corp	12,368	964
Illinois Tool Works Inc	24,337	1,137	Mead Johnson Nutrition Co	10,253	705
Ingersoll-Rand PLC	15,724	479	Medco Health Solutions Inc (a)	19,500	1,090
Leggett & Platt Inc	7,008	161	Merck & Co Inc	153,516	5,787
Pall Corp	5,800	331	Mylan Inc/PA (a)	21,482	461
Parker Hannifin Corp	7,610	580	Perrigo Co	4,694	457
Textron Inc	14,011	259	Pfizer Inc (b)	387,173	8,378
		$ 18,412	Watson Pharmaceuticals Inc (a)	6,405	386

Office & Business Equipment - 0.13%					$ 40,842
Pitney Bowes Inc	10,055	187	Pipelines - 0.58%
Xerox Corp	69,862	556	El Paso Corp	38,843	1,032
		$ 743	ONEOK Inc	5,187	450
			Spectra Energy Corp	32,756	1,007
Oil & Gas - 9.48%			Williams Cos Inc	29,687	980
Anadarko Petroleum Corp	25,082	1,915			$ 3,469
Apache Corp	19,344	1,752
Cabot Oil & Gas Corp	5,263	399	Publicly Traded Investment Fund - 0.05%
Chesapeake Energy Corp	33,206	740	iShares S&P 500 Index Fund/US	2,360	297
Chevron Corp	100,306	10,673
ConocoPhillips	66,875	4,873
Denbury Resources Inc (a)	20,009	302	Real Estate - 0.04%
			CBRE Group Inc (a)	16,335	249
Devon Energy Corp	20,343	1,261
Diamond Offshore Drilling Inc	3,501	193
EOG Resources Inc	13,541	1,334	REITS - 1.76%
EQT Corp	7,527	412	Apartment Investment & Management Co	6,090	140
Exxon Mobil Corp (b)	241,422	20,463	AvalonBay Communities Inc	4,789	625
Helmerich & Payne Inc	5,397	315	Boston Properties Inc	7,436	741
Hess Corp	15,010	853	Equity Residential	14,940	852
Marathon Oil Corp	35,445	1,038	HCP Inc	20,539	851
Marathon Petroleum Corp	17,957	598	Health Care REIT Inc	9,559	521
Murphy Oil Corp	9,747	543	Host Hotels & Resorts Inc	35,571	525
Nabors Industries Ltd (a)	14,483	251	Kimco Realty Corp	20,497	333
Newfield Exploration Co (a)	6,674	252	Plum Creek Timber Co Inc	8,123	297
Noble Corp (a)	12,715	384	ProLogis Inc	23,081	660
Noble Energy Inc	8,842	835	Public Storage Inc	7,151	962
Occidental Petroleum Corp	40,888	3,831	Simon Property Group Inc	14,798	1,908
Pioneer Natural Resources Co	6,164	552	Ventas Inc	14,502	800
QEP Resources Inc	8,913	261	Vornado Realty Trust	9,293	714
Range Resources Corp	7,879	488	Weyerhaeuser Co	27,018	504
Rowan Cos Inc (a)	6,295	191			$ 10,433
Southwestern Energy Co (a)	17,497	559
Sunoco Inc	5,377	221	Retail - 6.14%
Tesoro Corp (a)	7,164	167	Abercrombie & Fitch Co	4,330	211
			AutoNation Inc (a)	2,396	88
Valero Energy Corp	28,192	593	AutoZone Inc (a)	1,406	457
		$ 56,249	Bed Bath & Beyond Inc (a)	12,092	701
Oil & Gas Services - 1.68%			Best Buy Co Inc	14,781	345
Baker Hughes Inc	21,984	1,069	Big Lots Inc (a)	3,302	125
Cameron International Corp (a)	12,350	608	CarMax Inc (a)	11,405	348
FMC Technologies Inc (a)	12,002	627	Chipotle Mexican Grill Inc (a)	1,576	532
Halliburton Co	46,346	1,599	Costco Wholesale Corp	21,828	1,819
National Oilwell Varco Inc	21,348	1,451	CVS Caremark Corp	65,560	2,674
Schlumberger Ltd	67,600	4,618	Darden Restaurants Inc	6,640	303
		$ 9,972	Dollar Tree Inc (a)	5,995	498
			Family Dollar Stores Inc	5,913	341
Packaging & Containers - 0.13%			GameStop Corp	6,971	168
Ball Corp	8,192	293	Gap Inc/The	17,475	324
Bemis Co Inc	5,187	156	Home Depot Inc/The	77,645	3,264
Owens-Illinois Inc (a)	8,273	160
			JC Penney Co Inc	7,199	253
Sealed Air Corp	9,672	166	Kohl's Corp	12,765	630
		$ 775	Lowe's Cos Inc	63,088	1,601
Pharmaceuticals - 6.88%			Ltd Brands Inc	12,389	500
Abbott Laboratories	78,462	4,412	Macy's Inc	21,145	680
Allergan Inc/United States	15,364	1,348	McDonald's Corp	51,537	5,171
AmerisourceBergen Corp	13,012	484	Nordstrom Inc	8,148	405
Bristol-Myers Squibb Co	85,349	3,008	O'Reilly Automotive Inc (a)	6,464	517

See accompanying notes

191

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Telecommunications (continued)
Ross Stores Inc	11,645	$ 554	Sprint Nextel Corp (a)	150,892	$ 353
Sears Holdings Corp (a)	1,938	62	Verizon Communications Inc	142,595	5,721
Staples Inc	35,228	489	Windstream Corp	29,354	345
Starbucks Corp	37,544	1,727			$ 26,154
Target Corp	33,827	1,733
Tiffany & Co	6,395	424	Textiles - 0.03%
TJX Cos Inc	18,996	1,226	Cintas Corp	5,554	193
Urban Outfitters Inc (a)	5,593	154
Walgreen Co	44,792	1,481	Toys, Games & Hobbies - 0.11%
Wal-Mart Stores Inc	87,972	5,257	Hasbro Inc	5,847	186
Yum! Brands Inc	23,194	1,369	Mattel Inc	17,057	474
		$ 36,431			$ 660

Savings & Loans - 0.07%			Transportation - 1.85%
Hudson City Bancorp Inc	26,568	166	CH Robinson Worldwide Inc	8,269	577
People's United Financial Inc	18,165	233	CSX Corp	52,883	1,114
		$ 399	Expeditors International of Washington Inc	10,679	437
Semiconductors - 3.04%			FedEx Corp	15,977	1,334
Advanced Micro Devices Inc (a)	29,486	159	Norfolk Southern Corp	16,929	1,234
			Ryder System Inc	2,575	137
Altera Corp	16,161	600	Union Pacific Corp	24,331	2,578
Analog Devices Inc	15,008	537
Applied Materials Inc	65,762	704	United Parcel Service Inc	48,604	3,557
Broadcom Corp	24,433	717			$ 10,968
First Solar Inc (a)	2,960	100	TOTAL COMMON STOCKS		$ 573,354
Intel Corp	256,471	6,219		Maturity
KLA-Tencor Corp	8,394	405	REPURCHASE AGREEMENTS - 1.98%	Amount (000's)	Value (000's)
Linear Technology Corp	11,472	345	Banks - 1.98%
LSI Corp (a)	28,382	169	Investment in Joint Trading Account; Credit	$ 6,885	$ 6,886
Microchip Technology Inc	9,627	353	Suisse Repurchase Agreement; 0.02%
Micron Technology Inc (a)	49,742	313	dated 12/30/11 maturing 01/03/12
Novellus Systems Inc (a)	3,354	139	(collateralized by US Government
NVIDIA Corp (a)	30,757	426	Securities; $7,023,087; 0.00%; dated
Qualcomm Inc	84,664	4,631	05/15/12 - 08/15/41)
Teradyne Inc (a)	9,270	126	Investment in Joint Trading Account; Deutsche	2,295	2,295
Texas Instruments Inc	57,552	1,675	Bank Repurchase Agreement; 0.05% dated
Xilinx Inc	13,220	424	12/30/11 maturing 01/03/12 (collateralized
		$ 18,042	by US Government Securities; $2,341,029;
Software - 3.56%			0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Adobe Systems Inc (a)	24,725	699	Investment in Joint Trading Account; Merrill	2,550	2,550
Akamai Technologies Inc (a)	9,037	292	Lynch Repurchase Agreement; 0.01%
Autodesk Inc (a)	11,423	347	dated 12/30/11 maturing 01/03/12
BMC Software Inc (a)	8,572	281	(collateralized by US Government
CA Inc	18,638	377	Securities; $2,601,143; 0.00% - 5.38%;
Cerner Corp (a)	7,338	449	dated 08/01/12 - 01/15/27)
Citrix Systems Inc (a)	9,393	570			$ 11,731
Compuware Corp (a)	11,000	92	TOTAL REPURCHASE AGREEMENTS		$ 11,731
Dun & Bradstreet Corp/The	2,448	183	Total Investments		$ 585,085
Electronic Arts Inc (a)	16,693	344	Other Assets in Excess of Liabilities, Net - 1.39%		$ 8,252
Fidelity National Information Services Inc	12,218	325	TOTAL NET ASSETS - 100.00%		$ 593,337
Fiserv Inc (a)	7,095	417
Intuit Inc	14,972	787
Microsoft Corp	377,093	9,789	(a) Non-Income Producing Security
Oracle Corp	198,185	5,083	(b) Security or a portion of the security was pledged to cover margin
Red Hat Inc (a)	9,713	401	requirements for futures contracts. At the end of the period, the value of
Salesforce.com Inc (a)	6,850	695	these securities totaled $3,257 or 0.55% of net assets.
		$ 21,131

Telecommunications - 4.41%
American Tower Corp	19,796	1,188	Unrealized Appreciation (Depreciation)
AT&T Inc	298,478	9,026	The net federal income tax unrealized appreciation (depreciation) and federal tax
CenturyLink Inc	31,108	1,157	cost of investments held as of the period end were as follows:
Cisco Systems Inc	270,769	4,896
Corning Inc	79,156	1,027	Unrealized Appreciation	$ 71,468
Frontier Communications Corp	50,122	258	Unrealized Depreciation		(45,350)
Harris Corp	5,833	210	Net Unrealized Appreciation (Depreciation)	$ 26,118
JDS Uniphase Corp (a)	11,541	121	Cost for federal income tax purposes	$ 558,967
Juniper Networks Inc (a)	26,494	541
MetroPCS Communications Inc (a)	14,779	128	All dollar amounts are shown in thousands (000's)
Motorola Mobility Holdings Inc (a)	13,276	515
Motorola Solutions Inc	14,429	668

See accompanying notes

192

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2011

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21 .92%
Financial		14 .80%
Technology		13 .61%
Energy		11 .94%
Industrial		10 .39%
Communications		10 .29%
Consumer, Cyclical		8.66%
Utilities		3.66%
Basic Materials		3.25%
Exchange Traded Funds		0.05%
Diversified		0.04%
Other Assets in Excess of Liabilities, Net		1.39%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2012	Long	290	$ 18,188	$ 18,163	$ (25)
Total					$ (25)

All dollar amounts are shown in thousands (000's)

See accompanying notes

193

Schedule of Investments LargeCap Value Account December 31, 2011

COMMON STOCKS - 98.96%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.62%			Gas - 0.91%
General Dynamics Corp	22,551	$ 1,498	NiSource Inc	76,447	$ 1,820
United Technologies Corp	23,812	1,740

		$ 3,238	Healthcare - Services - 4.88%
Agriculture - 1.89%			Aetna Inc	65,393	2,759
Lorillard Inc	14,853	1,693	Humana Inc	30,956	2,712
Philip Morris International Inc	26,435	2,075	UnitedHealth Group Inc	84,284	4,272
		$ 3,768			$ 9,743

Apparel - 1.03%			Insurance - 7.49%
VF Corp	16,130	2,048	ACE Ltd	47,200	3,310
			Berkshire Hathaway Inc - Class B (a)	11,677	891
			Chubb Corp/The	41,373	2,864
Banks - 11.61%			Lincoln National Corp	47,719	927
Capital One Financial Corp	63,663	2,692	Protective Life Corp	81,378	1,836
Citigroup Inc	90,862	2,391	Prudential Financial Inc	40,276	2,018
East West Bancorp Inc	87,139	1,721	Reinsurance Group of America Inc	35,122	1,835
Fifth Third Bancorp	127,560	1,622	Torchmark Corp	29,275	1,270
JP Morgan Chase & Co	202,222	6,724			$ 14,951
KeyCorp	258,778	1,990
PNC Financial Services Group Inc	39,207	2,261	Internet - 2.10%
US Bancorp	95,194	2,575	IAC/InterActiveCorp	53,185	2,266
Wells Fargo & Co	43,464	1,198	Symantec Corp (a)	123,803	1,937
		$ 23,174			$ 4,203

Beverages - 0.85%			Machinery - Construction & Mining - 0.52%
Constellation Brands Inc (a)	82,579	1,707	Joy Global Inc	13,904	1,042

Chemicals - 1.10%			Machinery - Diversified - 0.87%
CF Industries Holdings Inc	15,092	2,188	AGCO Corp (a)	40,577	1,744

Commercial Services - 0.65%			Media - 3.95%
Towers Watson & Co	21,564	1,292	CBS Corp	84,264	2,287
			Comcast Corp - Class A	189,449	4,492
Computers - 1.38%			Viacom Inc	24,561	1,115
Accenture PLC - Class A	12,792	681			$ 7,894
Apple Inc (a)	5,113	2,071	Mining - 0.88%
		$ 2,752	Freeport-McMoRan Copper & Gold Inc	47,702	1,755
Cosmetics & Personal Care - 1.02%
Procter & Gamble Co	30,438	2,031	Miscellaneous Manufacturing - 2.53%
			General Electric Co (b)	282,038	5,051

Diversified Financial Services - 2.20%
Ameriprise Financial Inc	37,352	1,854	Oil & Gas - 11.64%
Discover Financial Services	106,133	2,547	Anadarko Petroleum Corp	28,012	2,138
		$ 4,401	Chevron Corp	94,762	10,083
			ConocoPhillips	12,504	911
Electric - 4.76%			Devon Energy Corp	19,329	1,198
Alliant Energy Corp	45,649	2,014	Ensco PLC ADR	23,998	1,126
Duke Energy Corp	57,009	1,254	Exxon Mobil Corp	21,284	1,804
FirstEnergy Corp	64,162	2,842	Marathon Oil Corp	69,518	2,035
NV Energy Inc	117,186	1,916	Marathon Petroleum Corp	26,695	889
Southern Co/The	31,852	1,475	Noble Energy Inc	22,608	2,134
		$ 9,501	Occidental Petroleum Corp	9,777	916
Electronics - 1.64%					$ 23,234
Tyco International Ltd	70,317	3,285	Oil & Gas Services - 0.83%
			National Oilwell Varco Inc	24,493	1,665
Engineering & Construction - 0.59%
KBR Inc	41,931	1,169	Pharmaceuticals - 9.67%
			AmerisourceBergen Corp	31,106	1,157
Food - 2.20%			Cardinal Health Inc	41,085	1,669
Smithfield Foods Inc (a)	83,181	2,019	Eli Lilly & Co	37,459	1,557
Tyson Foods Inc	114,764	2,369	Endo Pharmaceuticals Holdings Inc (a)	58,670	2,026
		$ 4,388	Forest Laboratories Inc (a)	72,619	2,197
			Johnson & Johnson	14,655	961
Forest Products & Paper - 1.14%			Merck & Co Inc	8,626	325
International Paper Co	77,081	2,282	Pfizer Inc	435,480	9,424
					$ 19,316

See accompanying notes

194

Schedule of Investments
LargeCap Value Account
December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
REITS - 3.75%
Camden Property Trust	32,616	$ 2,030	Unrealized Appreciation	$ 15,026
Essex Property Trust Inc	10,111	1,421	Unrealized Depreciation	(6,525)
Rayonier Inc	52,816	2,357	Net Unrealized Appreciation (Depreciation)	$ 8,501
Simon Property Group Inc	13,016	1,678	Cost for federal income tax purposes	$ 190,313
		$ 7,486
			All dollar amounts are shown in thousands (000's)
Retail - 5.89%
Dillard's Inc	34,361	1,542	Portfolio Summary (unaudited)
Foot Locker Inc	42,884	1,022	Sector	Percent
GameStop Corp	66,665	1,609	Financial	25 .67%
Macy's Inc	44,737	1,440	Consumer, Non-cyclical	21 .16%
Signet Jewelers Ltd	41,056	1,805	Energy	12 .47%
Wal-Mart Stores Inc	72,527	4,334	Communications	11 .27%
		$ 11,752	Industrial	7.77%
Semiconductors - 2.31%			Consumer, Cyclical	6.92%
Intel Corp	63,438	1,538	Utilities	6.71%
LSI Corp (a)	82,537	491	Technology	4.49%
Micron Technology Inc (a)	205,555	1,293	Basic Materials	3.12%
Teradyne Inc (a)	94,173	1,284	Other Assets in Excess of Liabilities, Net	0.42%
		$ 4,606	TOTAL NET ASSETS	100.00%

Software - 0.80%
CA Inc	79,165	1,600

Telecommunications - 5.22%
AT&T Inc	228,836	6,920
Cisco Systems Inc	113,443	2,051
Motorola Solutions Inc	31,310	1,449
		$ 10,420

Water - 1.04%
American Water Works Co Inc	65,167	2,076

TOTAL COMMON STOCKS		$ 197,582
	Maturity
REPURCHASE AGREEMENTS - 0.62%	Amount (000's)	Value (000's)

Banks - 0.62%
Investment in Joint Trading Account; Credit	$ 723	$ 723
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $737,707; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	241	241
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $245,903;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	268	268
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $273,225; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 1,232
TOTAL REPURCHASE AGREEMENTS		$ 1,232
Total Investments		$ 198,814
Other Assets in Excess of Liabilities, Net - 0.42%		$ 846
TOTAL NET ASSETS - 100.00%		$ 199,660

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,254 or 0.63% of net assets.

See accompanying notes

195

Schedule of Investments
LargeCap Value Account
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2012	Long	25 $	1,573	$ 1,566	$ (7)
Total					$ (7)
All dollar amounts are shown in thousands (000's)

See accompanying notes

196

Schedule of Investments MidCap Blend Account December 31, 2011

COMMON STOCKS - 99.22%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 1.01%			Healthcare - Products (continued)
Lamar Advertising Co (a)	199,730	$ 5,492	CR Bard Inc	65,656	$ 5,614
			DENTSPLY International Inc	151,491	5,301

Banks - 2.28%					$ 17,563
CIT Group Inc (a)	190,890	6,656	Healthcare - Services - 5.26%
M&T Bank Corp	74,965	5,723	Coventry Health Care Inc (a)	164,069	4,983
		$ 12,379	Laboratory Corp of America Holdings (a)	153,811	13,223
			Lincare Holdings Inc	178,374	4,586
Beverages - 2.18%			Quest Diagnostics Inc	98,485	5,718
Beam Inc	104,424	5,350
Molson Coors Brewing Co	148,698	6,474			$ 28,510
		$ 11,824	Holding Companies - Diversified - 1.19%
Building Materials - 0.42%			Leucadia National Corp	282,762	6,430
Martin Marietta Materials Inc	30,593	2,307
			Insurance - 13.52%
			Alleghany Corp (a)	9,216	2,629
Chemicals - 1.31%			Aon Corp	173,410	8,116
Airgas Inc	59,332	4,633	Arch Capital Group Ltd (a)	121,668	4,530
Ecolab Inc	42,991	2,485	Brown & Brown Inc	269,747	6,104
		$ 7,118	Fairfax Financial Holdings Ltd	8,000	3,432
Commercial Services - 3.19%			Loews Corp	374,394	14,096
Ascent Capital Group Inc (a)	59,369	3,011	Markel Corp (a)	29,792	12,354
Iron Mountain Inc	160,343	4,939	Marsh & McLennan Cos Inc	188,848	5,971
Live Nation Entertainment Inc (a)	201,411	1,674	Progressive Corp/The	301,710	5,886
Macquarie Infrastructure Co LLC	72,134	2,016	White Mountains Insurance Group Ltd	12,943	5,869
Moody's Corp	22,717	765	Willis Group Holdings PLC	112,243	4,355
SAIC Inc (a)	397,836	4,889			$ 73,342

		$ 17,294	Internet - 3.18%
Consumer Products - 1.26%			Liberty Interactive Corp (a)	503,374	8,162
Clorox Co/The	102,597	6,829	VeriSign Inc	254,714	9,099
					$ 17,261

Distribution & Wholesale - 0.41%			Machinery - Diversified - 0.26%
Fastenal Co	51,023	2,225	Xylem Inc/NY	55,376	1,423

Diversified Financial Services - 3.45%			Media - 7.45%
Ameriprise Financial Inc	49,280	2,446	Discovery Communications Inc - C Shares (a)	274,143	10,335
BlackRock Inc	41,402	7,380	Factset Research Systems Inc	4,985	435
Charles Schwab Corp/The	498,049	5,608	Liberty Global Inc - A Shares (a)	170,689	7,003
CME Group Inc	13,392	3,263	Liberty Global Inc - B Shares (a)	76,962	3,042
		$ 18,697	Liberty Media Corp - Liberty Capital (a)	250,910	19,584

Electric - 2.00%					$ 40,399
Brookfield Infrastructure Partners LP	104,288	2,889	Mining - 2.46%
Calpine Corp (a)	278,601	4,549	Franco-Nevada Corp	293,121	11,158
National Fuel Gas Co	61,004	3,391	Royal Gold Inc	32,677	2,203
		$ 10,829			$ 13,361

Electronics - 2.75%			Oil & Gas - 4.92%
Gentex Corp	302,405	8,948	Cimarex Energy Co	65,877	4,078
Sensata Technologies Holding NV (a)	2,201	58	EOG Resources Inc	101,456	9,994
Tyco International Ltd	126,103	5,890	EQT Corp	160,407	8,789
		$ 14,896	Nabors Industries Ltd (a)	221,649	3,843

Energy - Alternate Sources - 1.23%					$ 26,704
Covanta Holding Corp	486,205	6,656	Pharmaceuticals - 1.59%
			Mead Johnson Nutrition Co	55,884	3,841
			Valeant Pharmaceuticals International Inc (a)	102,090	4,766
Entertainment - 0.79%
International Game Technology	248,094	4,267			$ 8,607
			Pipelines - 3.30%
Food - 1.52%			El Paso Corp	167,066	4,439
Sara Lee Corp	270,077	5,110	Williams Cos Inc	407,792	13,465
Sysco Corp	107,058	3,140			$ 17,904
		$ 8,250	Private Equity - 1.13%
Gas - 0.60%			Onex Corp	185,334	6,136
Questar Corp	165,236	3,282
			Real Estate - 3.83%
Healthcare - Products - 3.24%			Brookfield Asset Management Inc	520,215	14,296
			CBRE Group Inc (a)	46,500	708
Becton Dickinson and Co	88,978	6,648	Forest City Enterprises Inc (a)	359,008	4,243

See accompanying notes

197

Schedule of Investments MidCap Blend Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Real Estate (continued)			(continued)	Amount (000's)	Value (000's)
Howard Hughes Corp/The (a)	34,333	$ 1,516	Banks (continued)
		$ 20,763	Investment in Joint Trading Account; Merrill	$ 809	$ 809
			Lynch Repurchase Agreement; 0.01%
REITS - 1.91%			dated 12/30/11 maturing 01/03/12
General Growth Properties Inc	503,949	7,569	(collateralized by US Government
Vornado Realty Trust	36,567	2,811	Securities; $825,269; 0.00% - 5.38%; dated
		$ 10,380	08/01/12 - 01/15/27)
Retail - 9.88%					$ 3,722
AutoZone Inc (a)	15,455	5,022	TOTAL REPURCHASE AGREEMENTS		$ 3,722
Copart Inc (a)	97,216	4,656	Total Investments		$ 541,971
Dollar General Corp (a)	126,122	5,189	Other Assets in Excess of Liabilities, Net - 0.09%		$ 510
JC Penney Co Inc	134,715	4,735	TOTAL NET ASSETS - 100.00%		$ 542,481
O'Reilly Automotive Inc (a)	218,464	17,466
TJX Cos Inc	205,898	13,291
Yum! Brands Inc	55,227	3,259	(a) Non-Income Producing Security
		$ 53,618

Savings & Loans - 0.19%
BankUnited Inc	48,109	1,058	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
			cost of investments held as of the period end were as follows:
Semiconductors - 1.48%
Microchip Technology Inc	219,415	8,037	Unrealized Appreciation		$ 99,124
			Unrealized Depreciation		(25,883)
Software - 4.20%			Net Unrealized Appreciation (Depreciation)		$ 73,241
Broadridge Financial Solutions Inc	148,862	3,357	Cost for federal income tax purposes		$ 468,730
Dun & Bradstreet Corp/The	79,997	5,986
Fidelity National Information Services Inc	224,728	5,976	All dollar amounts are shown in thousands (000's)
Intuit Inc	142,140	7,475
		$ 22,794	Portfolio Summary (unaudited)
			Sector		Percent
Telecommunications - 4.24%			Financial		27 .00%
American Tower Corp	93,864	5,633	Consumer, Non-cyclical		18 .24%
Crown Castle International Corp (a)	69,898	3,131	Communications		15 .88%
EchoStar Holding Corp (a)	163,325	3,420	Consumer, Cyclical		12 .35%
Motorola Solutions Inc	145,066	6,715	Energy		9.45%
Telephone & Data Systems Inc - Special	171,847	4,092	Technology		5.68%
Shares			Basic Materials		3.77%
		$ 22,991	Industrial		3.75%
Textiles - 1.27%			Utilities		2.60%
Cintas Corp	104,081	3,623	Diversified		1.19%
Mohawk Industries Inc (a)	54,897	3,286	Other Assets in Excess of Liabilities, Net		0.09%
		$ 6,909	TOTAL NET ASSETS		100.00%

Transportation - 0.32%
Expeditors International of Washington Inc	41,838	1,714

TOTAL COMMON STOCKS		$ 538,249
	Maturity
REPURCHASE AGREEMENTS - 0.69%	Amount (000's)	Value (000's)

Banks - 0.69%
Investment in Joint Trading Account; Credit	$ 2,185	$ 2,185
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $2,228,226; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	728	728
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $742,742;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

See accompanying notes

198

Schedule of Investments Money Market Account December 31, 2011

COMMON STOCKS - 3.01%	Shares Held	Value (000's)		Principal

Publicly Traded Investment Fund - 3.01%			BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds TempFund	4,650,000	$ 4,650	Pharmaceuticals - 0.68%
Portfolio			Sanofi-Aventis SA
STIT - Liquid Assets Portfolio	5,120,000	5,120	0.62%, 03/28/2012(a)	$ 2,200	$ 2,200
		$ 9,770
TOTAL COMMON STOCKS		$ 9,770	TOTAL BONDS		$ 22,264
	Principal			Principal
BONDS - 6.86%	Amount (000's)	Value (000's)	MUNICIPAL BONDS - 9.33%	Amount (000's)	Value (000's)

Automobile Asset Backed Securities - 2.19%			California - 0.44%
Ally Auto Receivables Trust			California Statewide Communities
0.43%, 11/15/2012(a)	$ 919	$ 919	Development Authority FANNIE MAE
AmeriCredit Automobile Receivables Trust			0.23%, 01/09/2012	$ 750	$ 750
0.28%, 07/09/2012	88	88	San Jose Redevelopment Agency JP
BMW Vehicle Owner Trust			MORGAN CHASE & CO
0.31%, 09/25/2012	579	579	0.15%, 01/09/2012	665	665
CarMax Auto Owner Trust					$ 1,415
0.48%, 11/15/2012	888	888
Enterprise Fleet Financing LLC			Colorado - 0.62%
0.59%, 11/20/2012(a),(b)	900	900	City of Colorado Springs CO Utilities System
Ford Credit Auto Lease Trust			Revenue BANK OF AMERICA
0.26%, 07/15/2012	128	128	0.22%, 01/09/2012	2,000	2,000
Huntington Auto Trust
0.36%, 09/17/2012(b)	957	957	Connecticut - 0.58%
Hyundai Auto Lease Securitization Trust			Connecticut Housing Finance
2011-A			Authority FEDERAL HOME LOAN BANK
0.31%, 08/15/2012(b)	710	710	0.14%, 01/09/2012	1,880	1,880
Mercedes-Benz Auto Receivables Trust
0.22%, 07/16/2012	435	435
Nissan Auto Lease Trust			Illinois - 0.18%
0.23%, 07/16/2012	259	259	Memorial Health System/IL JP MORGAN
Santander Drive Auto Receivables Trust			CHASE & CO
0.31%, 05/15/2012	118	118	0.20%, 01/09/2012	600	600
World Omni Auto Receivables Trust
0.41%, 11/15/2012	1,137	1,137	Indiana - 0.12%
		$ 7,118	Ball State University Foundation Inc US
			BANK
Banks - 1.23%			0.18%, 01/03/2012	400	400
JP Morgan Chase Bank NA
0.33%, 01/18/2013(a)	2,000	2,000
0.57%, 01/08/2013(a)	2,000	2,000	Iowa - 0.37%
		$ 4,000	Iowa Finance Authority FHLB 100%,
			FANNIE MAE 78.25% AND GINNE MAE
Diversified Financial Services - 1.08%			21.75%
MetLife			0.16%, 01/09/2012	1,200	1,200
0.66%, 08/16/2012(a),(c)	2,000	2,000
Toyota Motor Credit Corp
0.60%, 10/18/2012(a)	1,500	1,500	Michigan - 0.15%
		$ 3,500	Calvin College JP MORGAN CHASE & CO
			0.22%, 01/09/2012	500	500
Insurance - 0.62%
New York Life Capital Corp
0.43%, 07/27/2012(a),(c)	2,000	2,000	Minnesota - 0.17%
			Minnesota Housing Finance Agency STATE
			STREET BANK & TRUST
Other Asset Backed Securities - 1.06%			0.22%, 01/09/2012	550	550
CNH Equipment Trust
0.38%, 10/12/2012	1,018	1,018
GE Equipment Midticket LLC			New Mexico - 0.56%
0.43%, 10/22/2012	678	678	City of Las Cruces NM WELLS FARGO
GE Equipment Small Ticket LLC			0.22%, 01/09/2012	600	600
0.50%, 11/21/2012(b)	832	832	Village of Los Lunas NM WELLS FARGO
GE Equipment Transportation LLC			0.22%, 01/09/2012	1,200	1,200
0.29%, 07/20/2012	308	308			$ 1,800
John Deere Owner Trust			New York - 3.84%
0.31%, 05/11/2012	180	180	Housing Development Corp/NY FANNIE
Macquarie Equipment Funding Trust			MAE
0.43%, 03/20/2012(a),(b)	103	103
			0.17%, 01/09/2012	2,350	2,350
MMAF Equipment Finance LLC			Housing Development Corp/NY FREDDIE
0.32%, 08/15/2012(b)	327	327
			MAC
		$ 3,446	0.17%, 01/09/2012	1,720	1,720

See accompanying notes

199

Schedule of Investments Money Market Account December 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER - 73.89%	Amount (000's)	Value (000's)

New York (continued)			Automobile Manufacturers - 1.17%
Housing Development Corp/NY HESSEN			BMW US Capital LLC BMW AG
LANDES BANK			0.38%, 01/06/2012(b)	$ 1,500	$ 1,500
0.48%, 01/09/2012	$ 2,100	$ 2,100	Toyota Financial Services de Puerto Rico
Housing Development Corp/NY JP			Inc TOYOTA FINANCIAL SERVICES
MORGAN CHASE & CO			0.14%, 01/09/2012	2,300	2,300
0.15%, 01/09/2012	835	835			$ 3,800
New York State Housing Finance
Agency FANNIE MAE			Banks - 24.86%
0.15%, 01/09/2012	900	900	Australia & New Zealand Banking Group Ltd
			0.36%, 02/29/2012(b),(d)	1,800	1,799
0.20%, 01/09/2012	1,700	1,700
0.24%, 01/09/2012	1,560	1,560	Bank of Nova Scotia/New York
New York State Housing Finance			0.27%, 01/30/2012	2,000	1,999
Agency FREDDIE MAC			0.42%, 06/25/2012	2,200	2,195
0.15%, 01/09/2012	1,300	1,300	Bank of Tokyo-Mitsubishi UFJ Ltd/New York
		$ 12,465	NY
			0.29%, 01/25/2012	2,000	2,000
North Carolina - 0.38%			0.30%, 03/16/2012	2,200	2,199
City of Raleigh NC WACHOVIA BANK NA			0.47%, 03/29/2012	2,000	1,998
0.22%, 01/09/2012	875	875	Commonwealth Bank of Australia
Rowan County Industrial Facilities & Pollution			0.30%, 01/17/2012(b),(d)	2,000	2,000
Control Financing Authority WELLS FARGO			0.38%, 02/23/2012(b),(d)	2,200	2,199
0.27%, 01/09/2012	370	370	0.45%, 04/24/2012(b),(d)	2,000	1,997
		$ 1,245	Credit Suisse/New York NY
			0.20%, 01/06/2012	2,100	2,100
Ohio - 0.31%			0.45%, 02/15/2012	2,200	2,199
Ohio Higher Educational Facility			DNB Bank ASA
Commission US BANK			0.36%, 01/19/2012(b),(d)	4,000	3,999
0.18%, 01/09/2012	1,000	1,000	Goldman Sachs Group Inc/The
			0.35%, 01/03/2012	2,000	2,000
Pennsylvania - 0.73%			0.38%, 01/06/2012	2,000	2,000
City of Reading PA WELLS FARGO			0.55%, 03/01/2012	2,000	1,998
0.22%, 01/09/2012	600	600	HSBC USA Inc
Luzerne County Industrial Development			0.20%, 01/27/2012	2,100	2,100
Authority WELLS FARGO			0.21%, 01/18/2012	1,800	1,800
0.27%, 01/09/2012	1,040	1,040	0.23%, 03/27/2012	1,800	1,799
Montgomery County Industrial Development			Mizuho Funding LLC MIZUHO CORP
Authority/PA JP MORGAN CHASE & CO			BANK
0.37%, 01/09/2012	750	750	0.38%, 01/23/2012(b)	2,100	2,099
		$ 2,390	0.47%, 03/14/2012(b)	2,000	1,998
			National Australia Funding Delaware
Texas - 0.49%			Inc NATIONAL AUSTRALIA BANK
South Central Texas Industrial Development			0.30%, 01/03/2012(b)	2,200	2,200
Corp JP MORGAN CHASE & CO			0.30%, 01/17/2012(b)	2,000	2,000
0.15%, 01/09/2012	1,600	1,600	0.42%, 05/01/2012(b)	2,000	1,997
			Oversea-Chinese Banking Corp Ltd
Washington - 0.39%			0.39%, 02/09/2012(d)	2,000	1,999
Washington State Housing Finance			0.41%, 02/22/2012(d)	2,100	2,099
Commission BANK OF AMERICA			0.52%, 02/28/2012(d)	1,500	1,499
0.50%, 01/09/2012	460	460	0.53%, 03/08/2012(d)	2,250	2,248
Washington State Housing Finance			Skandinaviska Enskilda Banken AB
Commission WELLS FARGO			0.27%, 01/11/2012(b),(d)	1,800	1,800
0.26%, 01/09/2012	800	800	Standard Chartered Bank/New York
		$ 1,260	0.36%, 02/22/2012(b)	1,600	1,599
			0.36%, 02/27/2012(b)	1,800	1,799
TOTAL MUNICIPAL BONDS		$ 30,305	0.50%, 03/12/2012(b)	1,700	1,698
	Maturity
REPURCHASE AGREEMENTS - 5.86%	Amount (000's)	Value (000's)	Sumitomo Mitsui Banking Corp
			0.31%, 02/03/2012(b),(d)	2,000	1,999
Banks - 5.86%			0.39%, 02/09/2012(b),(d)	1,800	1,799
Credit Suisse Repurchase Agreement; 0.02%	$ 15,000	$ 15,000	0.46%, 03/23/2012(b),(d)	2,000	1,998
dated 12/30/11 maturing 01/03/12			Toronto-Dominion Holdings USA
(collateralized by US Government Security;			Inc TORONTO DOMINION BANK
$15,300,000; 4.50%; dated 02/15/36)			0.32%, 02/15/2012(b)	1,000	1,000
Deutsche Bank Repurchase Agreement; 0.05%	4,030	4,030	UBS Finance Delaware LLC UBS AG
dated 12/30/11 maturing 01/03/12			0.37%, 02/27/2012	1,500	1,499
(collateralized by US Government Security;			Union Bank NA
$4,110,600; 3.15%; dated 10/28/20)			0.26%, 02/08/2012	2,000	1,999
		$ 19,030	0.31%, 02/14/2012	2,500	2,499
TOTAL REPURCHASE AGREEMENTS		$ 19,030	0.32%, 01/20/2012	2,200	2,200

See accompanying notes

200

Schedule of Investments
Money Market Account
December 31, 2011

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Banks (continued)			Diversified Financial Services (continued)
Westpac Banking Corp			River Fuel Trust No 1 BANK OF NOVA
0.25%, 03/09/2012(b),(d)	$ 2,300	$ 2,299	SCOTIA
		$ 80,708	0.35%, 01/13/2012	$ 900	$ 900
			Sheffield Receivables Corp
Consumer Products - 2.34%			0.25%, 02/10/2012(b)	2,000	1,999
Reckitt Benckiser Treasury Services			Straight-A Funding LLC
PLC RECKITT BENCKISER GROUP			0.13%, 02/17/2012(b)	2,000	2,000
0.32%, 03/07/2012(b)	1,800	1,799
0.46%, 04/04/2012(b)	2,000	1,997	Thunder Bay Funding LLC
			0.21%, 01/11/2012(b)	2,100	2,100
0.55%, 06/01/2012(b)	1,800	1,796
			0.23%, 02/01/2012(b)	2,000	2,000
0.55%, 06/08/2012(b)	2,000	1,995
			Toyota Credit Canada Inc TOYOTA
		$ 7,587	FINANCIAL SERVICES
Diversified Financial Services - 28.43%			0.22%, 03/21/2012	1,900	1,899
Alpine Securitization Corp			Toyota Motor Credit Corp
0.22%, 01/13/2012(b)	2,400	2,400	0.36%, 02/07/2012	1,000	1,000
0.23%, 01/20/2012(b)	2,000	2,000	UOB Funding LLC UNITED OVERSEAS
0.24%, 02/06/2012(b)	2,300	2,299	BANK LTD
American Honda Finance Corp AMERICAN			0.32%, 01/09/2012	2,000	2,000
HONDA MOTOR CORP			0.32%, 01/10/2012	1,200	1,200
0.23%, 02/03/2012	1,800	1,800	0.35%, 01/04/2012	2,200	2,200
0.24%, 02/02/2012	2,200	2,199	0.40%, 02/15/2012	2,000	1,999
0.27%, 02/10/2012	2,000	1,999	Variable Funding Capital Corp LLC
Bryant Park Funding LLC			0.25%, 01/17/2012(b)	2,000	2,000
0.17%, 01/04/2012(b)	1,800	1,800			$ 92,282
0.17%, 01/10/2012(b)	1,800	1,800
0.17%, 01/24/2012(b)	2,000	2,000	Electric - 5.57%
0.17%, 01/25/2012(b)	2,000	2,000	GDF Suez
			0.13%, 01/03/2012(b)	2,000	2,000
CAFCO LLC			0.19%, 02/01/2012(b)	2,000	2,000
0.29%, 01/27/2012(b)	2,200	2,199
			0.22%, 01/30/2012(b)	1,900	1,899
0.31%, 01/09/2012(b)	1,800	1,800
0.31%, 01/10/2012(b)	1,700	1,700	Oglethorpe Power Corp
			0.14%, 01/03/2012(b)	2,000	2,000
0.32%, 01/05/2012(b)	2,100	2,100
			0.15%, 01/05/2012(b)	2,000	2,000
Caterpillar Financial Services			0.15%, 01/11/2012(b)	2,200	2,200
Corp CATERPILLAR INC			Southern Co Funding Corp
0.08%, 02/27/2012	2,100	2,100	0.13%, 01/18/2012(b)	2,000	2,000
Charta Corp			0.15%, 01/04/2012(b)	2,000	2,000
0.23%, 02/22/2012(b)	2,000	1,999
			0.16%, 01/26/2012(b)	2,000	2,000
0.36%, 02/16/2012(b)	2,100	2,099
0.37%, 02/13/2012(b)	2,000	1,999			$ 18,099
0.40%, 03/05/2012(b)	700	699	Healthcare - Products - 1.76%
CRC Funding LLC			Covidien International Finance SA
0.10%, 01/23/2012(b)	2,000	2,000	0.28%, 01/31/2012(b)	2,000	1,999
0.25%, 02/08/2012(b)	2,300	2,299	0.28%, 02/02/2012(b)	1,700	1,700
Gotham Funding Corp			0.32%, 01/24/2012(b)	2,000	2,000
0.18%, 01/27/2012(b)	2,000	2,000			$ 5,699
0.35%, 01/19/2012(b)	2,000	2,000
0.35%, 01/25/2012(b)	2,200	2,199	Healthcare - Services - 0.68%
ING US Funding LLC ING BANK			Catholic Health Initiatives
0.35%, 02/27/2012	2,000	1,999	0.10%, 01/03/2012	2,200	2,200
Jupiter Securitization Co LLC
0.14%, 03/20/2012(b)	2,200	2,199	Insurance - 1.60%
0.20%, 01/05/2012(b)	1,500	1,500	New York Life Capital Corp NEW YORK
Liberty Street Funding LLC			LIFE INSURANCE CO
0.16%, 01/12/2012(b)	2,300	2,300	0.12%, 03/02/2012(b)	2,000	1,999
0.20%, 02/07/2012(b)	2,100	2,099	Prudential Funding LLC PRUDENTIAL
0.23%, 01/18/2012(b)	2,000	2,000	FINANCIAL INC
0.24%, 03/15/2012(b)	1,300	1,299	0.16%, 01/30/2012	1,700	1,700
Nieuw Amsterdam Receivables Corp			Prudential PLC
0.30%, 01/03/2012(b)	2,200	2,200	0.52%, 01/03/2012(b)	1,500	1,500
0.32%, 01/04/2012(b)	2,000	2,000			$ 5,199
0.32%, 01/13/2012(b)	2,000	2,000
Private Export Funding Corp			Mining - 0.58%
0.16%, 04/26/2012(b)	2,100	2,099	BHP Billiton Finance USA Ltd BHP
River Fuel Co NO.2 Inc BANK OF NOVA			BILLITON LTD
SCOTIA			0.16%, 01/26/2012	1,900	1,900
0.28%, 01/13/2012	300	300
0.33%, 01/31/2012	1,500	1,500	Oil & Gas - 3.94%
			BP Capital Markets PLC BP PLC
			0.28%, 01/17/2012(b)	2,400	2,400

See accompanying notes

201

Schedule of Investments Money Market Account December 31, 2011

			Portfolio Summary (unaudited)

	Principal		Sector	Percent
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	Financial	64 .73%
			Insured	9.33%
Oil & Gas (continued)			Utilities	5.57%
BP Capital Markets PLC BP PLC (continued)			Consumer, Non-cyclical	5.46%
0.29%, 02/24/2012(b)	$ 2,000	$ 1,999	Energy	3.94%
0.29%, 03/09/2012(b)	2,400	2,398	Asset Backed Securities	3.25%
Motiva Enterprises LLC			Exchange Traded Funds	3.01%
0.04%, 01/03/2012	4,000	4,000	Government	2.34%
0.10%, 01/05/2012	2,000	2,000	Consumer, Cyclical	1.17%
		$ 12,797	Communications	0.62%
			Basic Materials	0.58%
Supranational Bank - 2.34%			Liabilities in Excess of Other Assets, Net	0.00%
Corp Andina de Fomento			TOTAL NET ASSETS	100.00%
0.27%, 01/12/2012(b)	1,800	1,800
0.28%, 01/11/2012(b)	1,800	1,800
0.48%, 03/13/2012(b)	2,000	1,998
0.54%, 04/09/2012(b)	2,000	1,997
		$ 7,595

Telecommunications - 0.62%
Telstra Corp Ltd
0.23%, 02/16/2012(b)	2,000	1,999

TOTAL COMMERCIAL PAPER		$ 239,865
	Principal
CERTIFICATE OF DEPOSIT - 1.05%	Amount (000's)	Value (000's)

Banks - 1.05%
Bank of Nova Scotia/Houston
0.49%, 01/10/2013(a),(d)	1,400	1,400
Mizuho Corporate Bank Ltd
0.43%, 02/06/2012	2,000	2,000
		$ 3,400
TOTAL CERTIFICATE OF DEPOSIT		$ 3,400
Total Investments		$ 324,634
Liabilities in Excess of Other Assets, Net - 0.00%		$ (13)
TOTAL NET ASSETS - 100.00%		$ 324,621

(a)	Variable Rate. Rate shown is in effect at December 31, 2011.
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $164,070 or 50.54% of net assets.
(c) Security is Illiquid
(d)	Security issued by foreign bank and denominated in USD.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ —
Unrealized Depreciation		—
Net Unrealized Appreciation (Depreciation)	$ —
Cost for federal income tax purposes	$ 324,634

All dollar amounts are shown in thousands (000's)

See accompanying notes

202

Schedule of Investments Principal Capital Appreciation Account December 31, 2011

COMMON STOCKS - 97.16%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 2.30%			Computers (continued)
Boeing Co/The	29,786	$ 2,185	Mentor Graphics Corp (a)	13,116	$ 178
Northrop Grumman Corp	10,869	636			$ 5,231
Teledyne Technologies Inc (a)	10,850	595
		$ 3,416	Consumer Products - 1.47%
			Clorox Co/The	8,680	578
Agriculture - 0.46%			Kimberly-Clark Corp	8,060	593
Archer-Daniels-Midland Co	23,850	682	Tupperware Brands Corp	8,827	494
			WD-40 Co	12,645	511

Airlines - 0.67%					$ 2,176
Alaska Air Group Inc (a)	9,356	703	Cosmetics & Personal Care - 0.74%
Cathay Pacific Airways Ltd ADR	34,649	296	Procter & Gamble Co	16,375	1,092
		$ 999

Apparel - 1.41%			Distribution & Wholesale - 0.43%
Nike Inc	21,663	2,088	Pool Corp	21,374	643

Automobile Manufacturers - 0.91%			Diversified Financial Services - 2.55%
Nissan Motor Co Ltd ADR	14,668	261	Ameriprise Financial Inc	7,669	381
PACCAR Inc	29,208	1,094	Charles Schwab Corp/The	103,900	1,170
		$ 1,355	Franklin Resources Inc	16,840	1,618
			T Rowe Price Group Inc	10,875	619
Automobile Parts & Equipment - 0.79%					$ 3,788
Autoliv Inc	5,115	274
Johnson Controls Inc	28,640	895	Electric - 0.95%
		$ 1,169	Duke Energy Corp	27,702	609
			Edison International	17,650	731
Banks - 4.72%			PG&E Corp	1,319	54
City National Corp/CA	9,581	423	Xcel Energy Inc	600	17
East West Bancorp Inc	20,793	411			$ 1,411
JP Morgan Chase & Co	43,429	1,444
PNC Financial Services Group Inc	3,825	221	Electronics - 1.69%
State Street Corp	20,200	814	Electro Scientific Industries Inc	5,599	81
US Bancorp	38,175	1,033	FEI Co (a)	17,560	716
Wells Fargo & Co	85,210	2,348	FLIR Systems Inc	7,800	196
Westamerica Bancorporation	6,825	300	Thermo Fisher Scientific Inc (a)	9,975	449
		$ 6,994	Trimble Navigation Ltd (a)	12,660	549
			Waters Corp (a)	6,875	509
Beverages - 1.98%					$ 2,500
Brown-Forman Corp	7,803	628
Coca Cola Hellenic Bottling Co SA ADR(a)	4,018	67	Engineering & Construction - 0.74%
Coca-Cola Co/The	8,925	625	Granite Construction Inc	13,225	314
PepsiCo Inc	24,407	1,619	Jacobs Engineering Group Inc (a)	19,346	785
		$ 2,939			$ 1,099

Biotechnology - 1.12%			Environmental Control - 0.48%
Gilead Sciences Inc (a)	25,199	1,032	Energy Recovery Inc (a)	11,596	30
Life Technologies Corp (a)	16,303	634	Waste Connections Inc	20,712	686
		$ 1,666			$ 716

Building Materials - 0.66%			Food - 2.13%
Apogee Enterprises Inc	21,043	258	Campbell Soup Co	5,525	184
Simpson Manufacturing Co Inc	21,548	725	Dairy Farm International Holdings Ltd ADR	19,013	878
		$ 983	Dean Foods Co (a)	5,651	63
			General Mills Inc	32,570	1,316
Chemicals - 1.26%			Kroger Co/The	19,525	473
CF Industries Holdings Inc	3,760	545	Ralcorp Holdings Inc (a)	2,827	242
FMC Corp	8,175	703			$ 3,156
PPG Industries Inc	2,505	209
Sigma-Aldrich Corp	6,640	415	Gas - 1.74%
		$ 1,872	Northwest Natural Gas Co	1,500	72
			Sempra Energy	45,660	2,511
Commercial Services - 0.96%					$ 2,583
Hertz Global Holdings Inc (a)	53,550	628
Resources Connection Inc	6,462	68	Healthcare - Products - 1.61%
Robert Half International Inc	15,325	436	Becton Dickinson and Co	7,647	571
TrueBlue Inc (a)	21,125	293	Medtronic Inc	14,220	544
		$ 1,425	ResMed Inc (a)	8,110	206
			Techne Corp	5,575	381
Computers - 3.53%			Varian Medical Systems Inc (a)	10,227	686
Apple Inc (a)	4,555	1,845
EMC Corp/Massachusetts (a)	26,425	569			$ 2,388
Hewlett-Packard Co	19,558	504	Healthcare - Services - 0.66%
IBM Corp	11,615	2,135	DaVita Inc (a)	10,475	794

See accompanying notes

203

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Services (continued)			Oil & Gas Services - 0.50%
Health Net Inc (a)	6,130	$ 187	Natural Gas Services Group Inc (a)	18,485	$ 268
		$ 981	Schlumberger Ltd	7,030	480

Insurance - 1.87%					$ 748
ACE Ltd	3,647	256	Pharmaceuticals - 7.30%
Fidelity National Financial Inc	17,925	286	Abbott Laboratories	31,285	1,759
HCC Insurance Holdings Inc	28,224	776	Allergan Inc/United States	24,763	2,173
MetLife Inc	14,050	438	Bristol-Myers Squibb Co	48,302	1,702
StanCorp Financial Group Inc	16,739	615	Forest Laboratories Inc (a)	11,042	334
XL Group PLC	20,050	396	Johnson & Johnson	25,386	1,665
		$ 2,767	McKesson Corp	19,949	1,554
			Medicis Pharmaceutical Corp	12,100	402
Internet - 2.75%			Obagi Medical Products Inc (a)	5,375	55
Amazon.com Inc (a)	5,455	944
eBay Inc (a)	28,775	873	Teva Pharmaceutical Industries Ltd ADR	9,135	369
			VCA Antech Inc (a)	23,756	469
Google Inc (a)	3,493	2,256
			Watson Pharmaceuticals Inc (a)	5,730	346
		$ 4,073			$ 10,828

Iron & Steel - 1.28%			Publicly Traded Investment Fund - 1.20%
Reliance Steel & Aluminum Co	16,085	783	iShares Russell 3000 Index Fund	24,000	1,780
Schnitzer Steel Industries Inc	26,285	1,112
		$ 1,895
			REITS - 3.49%
Leisure Products & Services - 0.64%			Alexandria Real Estate Equities Inc	14,798	1,021
Ambassadors Group Inc	17,880	81	Annaly Capital Management Inc	6,950	111
Carnival Corp	16,475	538	Essex Property Trust Inc	4,933	693
Harley-Davidson Inc	8,499	330	HCP Inc	29,900	1,239
		$ 949	Plum Creek Timber Co Inc	9,550	349
Lodging - 0.29%			Sabra Health Care REIT Inc	5,839	70
Red Lion Hotels Corp (a)	61,687	428	Ventas Inc	6,083	335
			Weyerhaeuser Co	72,989	1,363
					$ 5,181
Machinery - Construction & Mining - 0.13%
Caterpillar Inc	2,105	191	Retail - 7.90%
			Best Buy Co Inc	11,825	276
			Copart Inc (a)	19,423	930
Machinery - Diversified - 1.42%			Costco Wholesale Corp	32,398	2,699
AGCO Corp (a)	3,150	135
			CVS Caremark Corp	8,023	327
Cascade Corp	10,992	518	Home Depot Inc/The	16,388	689
Deere & Co	18,675	1,445	Jack in the Box Inc (a)	13,962	292
		$ 2,098	McDonald's Corp	13,525	1,357
Media - 1.51%			Nordstrom Inc	27,375	1,361
Walt Disney Co/The	59,498	2,231	Starbucks Corp	47,963	2,207
			Wal-Mart Stores Inc	20,850	1,246
			Yum! Brands Inc	5,625	332
Metal Fabrication & Hardware - 0.64%					$ 11,716
Precision Castparts Corp	5,793	955
			Savings & Loans - 0.72%
			Washington Federal Inc	76,026	1,064
Mining - 0.64%
Freeport-McMoRan Copper & Gold Inc	25,935	954
			Semiconductors - 4.16%
			Applied Materials Inc	55,487	594
Miscellaneous Manufacturing - 1.78%			Avago Technologies Ltd	12,625	364
Aptargroup Inc	6,570	343	Intel Corp	73,880	1,792
Crane Co	12,250	572	LSI Corp (a)	40,555	241
General Electric Co	96,496	1,728	Microchip Technology Inc	29,884	1,095
		$ 2,643	Novellus Systems Inc (a)	19,175	792
			QLogic Corp (a)	20,900	313
Oil & Gas - 10.66%
Apache Corp	24,885	2,254	Qualcomm Inc	12,775	699
			Supertex Inc (a)	14,778	279
Berry Petroleum Co	5,964	251
Chevron Corp	41,733	4,440			$ 6,169
CNOOC Ltd ADR	2,440	426	Shipbuilding - 0.05%
Devon Energy Corp	21,285	1,320	Huntington Ingalls Industries Inc (a)	2,410	75
Energen Corp	12,175	609
Exxon Mobil Corp	27,151	2,301
HollyFrontier Corp	9,000	211	Software - 5.16%
Nabors Industries Ltd (a)	17,884	310	Actuate Corp (a)	37,456	219
Occidental Petroleum Corp	28,736	2,693	Adobe Systems Inc (a)	42,940	1,214
Total SA ADR	19,300	986	Autodesk Inc (a)	15,475	469
			BMC Software Inc (a)	5,725	188
		$ 15,801	Informatica Corp (a)	9,900	366
			Microsoft Corp	116,136	3,015

See accompanying notes

204

     Schedule of Investments Principal Capital Appreciation Account December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
Software (continued)
Omnicell Inc (a)	16,541	$ 273	Unrealized Appreciation	$ 42,334
Oracle Corp	57,234	1,468	Unrealized Depreciation	(4,303)
Quest Software Inc (a)	14,975	279	Net Unrealized Appreciation (Depreciation)	$ 38,031
Tyler Technologies Inc (a)	5,339	161	Cost for federal income tax purposes	$ 108,698
		$ 7,652
			All dollar amounts are shown in thousands (000's)
Telecommunications - 3.97%
AT&T Inc	58,900	1,781	Portfolio Summary (unaudited)
China Mobile Ltd ADR	18,915	917	Sector	Percent
Cisco Systems Inc	44,800	810	Consumer, Non-cyclical	18 .43%
Corning Inc	44,100	573	Financial	15 .13%
Polycom Inc (a)	21,175	345
			Consumer, Cyclical	13 .57%
Verizon Communications Inc	36,250	1,454	Technology	12 .85%
		$ 5,880	Industrial	12 .28%
Toys, Games & Hobbies - 0.53%			Energy	11 .16%
Mattel Inc	28,545	792	Communications	8.23%
			Basic Materials	3.18%
			Utilities	2.91%
Transportation - 2.01%			Exchange Traded Funds	1.20%
Con-way Inc	8,896	259	Other Assets in Excess of Liabilities, Net	1.06%
Expeditors International of Washington Inc	42,803	1,753	TOTAL NET ASSETS	100.00%
Union Pacific Corp	9,160	971
		$ 2,983

Trucking & Leasing - 0.38%
Greenbrier Cos Inc (a)	22,990	558

Water - 0.22%
California Water Service Group	17,800	325

TOTAL COMMON STOCKS		$ 144,088
	Maturity
REPURCHASE AGREEMENTS - 1.78%	Amount (000's)	Value (000's)

Banks - 1.78%
Investment in Joint Trading Account; Credit	$ 1,550	$ 1,550
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,581,231; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	517	517
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $527,077;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	574	574
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $585,641; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 2,641
TOTAL REPURCHASE AGREEMENTS		$ 2,641
Total Investments		$ 146,729
Other Assets in Excess of Liabilities, Net - 1.06%		$ 1,571
TOTAL NET ASSETS - 100.00%		$ 148,300

(a) Non-Income Producing Security

See accompanying notes

205

		Schedule of Investments
		Principal LifeTime 2010 Account
		December 31, 2011

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 63.94%
Bond Market Index Fund (a)	169,781	$ 1,846
Core Plus Bond Fund I (a)	523,528	5,691
Diversified International Fund (a)	134,345	1,188
Diversified Real Asset Fund (a)	165,477	1,863
Global Diversified Income Fund (a)	160,492	2,057
Global Multi-Strategy Fund (a)	60,500	602
High Yield Fund I (a)	165,143	1,670
Inflation Protection Fund (a)	618,931	5,378
International Emerging Markets Fund (a)	37,185	808
International Equity Index Fund (a)	70,658	629
International Fund I (a)	96,038	924
International Value Fund I (a)	146,555	1,285
LargeCap Value Fund I (a)	276,298	2,832
MidCap Growth Fund III (a),(b)	66,681	677
MidCap Value Fund I (a)	46,813	583
Preferred Securities Fund (a)	105,108	985
SmallCap Growth Fund I (a),(b)	63,570	652
SmallCap Value Fund II (a)	72,651	658
		$ 30,328

Principal Variable Contracts Funds, Inc. Class 1 - 36.09%
Bond & Mortgage Securities Account (a)	527,035	5,982
LargeCap Growth Account (a)	103,456	1,498
LargeCap Growth Account I (a)	133,137	2,836
LargeCap S&P 500 Index Account (a)	200,596	1,817
LargeCap Value Account (a)	61,917	1,498
Real Estate Securities Account (a)	10,523	152
Short-Term Income Account (a)	1,313,763	3,337
		$ 17,120
TOTAL INVESTMENT COMPANIES		$ 47,448
Total Investments		$ 47,448
Liabilities in Excess of Other Assets, Net - (0.03)%		$ (13)
TOTAL NET ASSETS - 100.00%		$ 47,435

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 2,744
Unrealized Depreciation	(3,559)
Net Unrealized Appreciation (Depreciation)	$ (815)
Cost for federal income tax purposes	$ 48,263

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	52 .47%
Domestic Equity Funds	27 .84%
International Equity Funds	10 .18%
Specialty Funds	9.54%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

206

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2011

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2010	2010		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	544,461	$ 6,577		61,395 $	672	78,821	$ 870	527,035	$ 6,377
Bond Market Index Fund	145,597	1,480		52,242	557	28,058	301	169,781	1,738
Core Plus Bond Fund I	518,736	5,562		83,576	917	78,784	872	523,528	5,609
Diversified International Fund	—	—		139,336	2,215	4,991	45	134,345	2,160
Diversified Real Asset Fund	164,845	1,713		23,774	277	23,142	269	165,477	1,723
Global Diversified Income Fund	135,006	1,387		47,339	636	21,853	284	160,492	1,740
Global Multi-Strategy Fund	—	—		60,500	605	—	—	60,500	605
High Yield Fund I	187,739	1,886		25,669	272	48,265	537	165,143	1,642
Inflation Protection Fund	262,391	2,309		440,373	3,596	83,833	705	618,931	5,200
International Emerging Markets Fund	43,857	1,257		3,666	94	10,338	267	37,185	1,070
International Equity Index Fund	89,609	831		10,498	107	29,449	312	70,658	642
International Fund I	95,285	1,231		13,502	154	12,749	140	96,038	1,247
International Growth Fund	181,524	2,525		12,448	109	193,972	2,532	—	—
International Value Fund I	149,919	1,383		29,290	297	32,654	348	146,555	1,335
LargeCap Growth Account	116,314	1,724		11,199	171	24,057	361	103,456	1,535
LargeCap Growth Account I	180,643	3,294		15,336	340	62,842	1,378	133,137	2,364
LargeCap S&P 500 Index Account	302,723	2,415		22,771	209	124,898	1,140	200,596	1,598
LargeCap Value Account	71,106	2,006		6,883	171	16,072	394	61,917	1,792
LargeCap Value Fund I	296,865	3,364		36,065	387	56,632	603	276,298	3,155
MidCap Growth Fund III	74,242	451		5,148	57	12,709	140	66,681	377
MidCap Value Fund I	49,430	421		4,624	61	7,241	93	46,813	390
Preferred Securities Fund	174,978	1,830		19,592	195	89,462	884	105,108	1,101
Real Estate Securities Account	104,091	2,184		—	—	93,568	1,363	10,523	245
Short-Term Income Account	814,891	2,032		818,157	2,083	319,285	810	1,313,763	3,304
SmallCap Growth Fund I	86,335	894		8,654	92	31,419	358	63,570	579
SmallCap Value Fund II	91,600	730		6,200	60	25,149	243	72,651	573

		$ 49,486		$ 14,334			$ 15,249		$ 48,101

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 6			$ (2)			$ —
Bond Market Index Fund			45			2			—
Core Plus Bond Fund I			204			2			—
Diversified International Fund			20			(10)			—
Diversified Real Asset Fund			21			2			31
Global Diversified Income Fund			116			1			7
Global Multi-Strategy Fund			—			—			—
High Yield Fund I			129			21			17
Inflation Protection Fund			95			—			—
International Emerging Markets Fund			12			(14)			—
International Equity Index Fund			17			16			—
International Fund I			16			2			—
International Growth Fund			23			(102)			—
International Value Fund I			60			3			30
LargeCap Growth Account			—			1			—
LargeCap Growth Account I			—			108			—
LargeCap S&P 500 Index Account			1			114			—
LargeCap Value Account			—			9			—
LargeCap Value Fund I			47			7			—
MidCap Growth Fund III			—			9			—
MidCap Value Fund I			4			1			—
Preferred Securities Fund			89			(40)			4
Real Estate Securities Account			—			(576)			—
Short-Term Income Account			4			(1)			—
SmallCap Growth Fund I			—			(49)			35
SmallCap Value Fund II			3			26			—
	$ 912			$ (470)			$ 124
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

207

		Schedule of Investments
		Principal LifeTime 2020 Account
		December 31, 2011

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 59.84%
Bond Market Index Fund (a)	482,524	$ 5,245
Core Plus Bond Fund I (a)	1,829,934	19,892
Diversified International Fund (a)	1,002,057	8,858
Diversified Real Asset Fund (a)	477,192	5,373
Global Diversified Income Fund (a)	182,719	2,342
Global Multi-Strategy Fund (a)	236,500	2,353
Global Real Estate Securities Fund (a)	40,502	273
High Yield Fund I (a)	1,118,861	11,312
Inflation Protection Fund (a)	73,457	638
International Emerging Markets Fund (a)	243,838	5,299
International Equity Index Fund (a)	457,483	4,072
International Fund I (a)	512,138	4,927
International Value Fund I (a)	957,027	8,393
LargeCap Value Fund I (a)	1,646,430	16,876
MidCap Growth Fund III (a),(b)	326,250	3,315
MidCap Value Fund I (a)	243,746	3,035
Preferred Securities Fund (a)	544,408	5,101
SmallCap Growth Fund I (a),(b)	431,974	4,428
SmallCap Value Fund II (a)	374,437	3,392
		$ 115,124

Principal Variable Contracts Funds, Inc. Class 1 - 40.17%
Bond & Mortgage Securities Account (a)	1,788,564	20,300
LargeCap Growth Account (a)	582,198	8,430
LargeCap Growth Account I (a)	913,496	19,458
LargeCap S&P 500 Index Account (a)	1,389,959	12,593
LargeCap Value Account (a)	361,725	8,754
Real Estate Securities Account (a)	539,360	7,761
		$ 77,296
TOTAL INVESTMENT COMPANIES		$ 192,420
Total Investments		$ 192,420
Liabilities in Excess of Other Assets, Net - (0.01)%		$ (11)
TOTAL NET ASSETS - 100.00%		$ 192,409

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 10,276
Unrealized Depreciation	(22,305)
Net Unrealized Appreciation (Depreciation)	$ (12,029)
Cost for federal income tax purposes	$ 204,449

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	45 .76%
Fixed Income Funds	32 .48%
International Equity Funds	16 .54%
Specialty Funds	5.23%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

208

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	1,939,856	$ 23,364	46,308 $	511	197,600	$ 2,184	1,788,564	$ 21,674
Bond Market Index Fund	487,752	4,941	34,339	368	39,567	425	482,524	4,893
Core Plus Bond Fund I	1,839,697	19,742	125,309	1,366	135,072	1,494	1,829,934	19,627
Diversified International Fund	—	—	1,023,254	15,196	21,197	192	1,002,057	15,004
Diversified Real Asset Fund	478,067	4,939	36,171	415	37,046	435	477,192	4,935
Global Diversified Income Fund	1,839	24	196,263	2,663	15,383	200	182,719	2,486
Global Multi-Strategy Fund	—	—	236,500	2,365	—	—	236,500	2,365
Global Real Estate Securities Fund	3,654	26	36,848	268	—	—	40,502	294
High Yield Fund I	1,053,457	10,563	144,683	1,513	79,279	871	1,118,861	11,205
Inflation Protection Fund	1,483	12	83,843	685	11,869	100	73,457	598
International Emerging Markets Fund	251,518	7,074	12,449	314	20,129	506	243,838	6,889
International Equity Index Fund	439,741	4,133	56,683	545	38,941	392	457,483	4,289
International Fund I	542,152	7,357	44,370	486	74,384	795	512,138	7,090
International Growth Fund	1,142,978	14,971	65,530	568	1,208,508	15,567	—	—
International Value Fund I	909,348	8,442	126,932	1,216	79,253	826	957,027	8,833
LargeCap Growth Account	602,284	8,774	27,063	410	47,149	711	582,198	8,473
LargeCap Growth Account I	950,395	17,206	32,576	712	69,475	1,522	913,496	16,449
LargeCap S&P 500 Index Account	1,560,871	12,457	52,290	474	223,202	1,998	1,389,959	11,078
LargeCap Value Account	374,196	10,306	16,676	410	29,147	711	361,725	10,015
LargeCap Value Fund I	1,681,702	18,690	103,792	1,097	139,064	1,483	1,646,430	18,320
MidCap Growth Fund III	336,977	3,230	12,984	142	23,711	258	326,250	3,114
MidCap Value Fund I	251,080	3,215	12,530	163	19,864	259	243,746	3,119
Preferred Securities Fund	637,576	6,655	56,922	562	150,090	1,442	544,408	5,687
Real Estate Securities Account	576,072	10,969	—	—	36,712	513	539,360	10,402
SmallCap Growth Fund I	547,160	5,880	33,683	341	148,869	1,705	431,974	4,337
SmallCap Value Fund II	385,014	3,058	16,624	158	27,201	258	374,437	2,963

		$ 206,028	$ 32,948			$ 34,847		$ 204,139

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 20		$ (17)			$ —
Bond Market Index Fund		128			9			—
Core Plus Bond Fund I		712			13			—
Diversified International Fund		146			—			—
Diversified Real Asset Fund		60			16			89
Global Diversified Income Fund		88			(1)			8
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		6			—			—
High Yield Fund I		873			—			115
Inflation Protection Fund		8			1			—
International Emerging Markets Fund		77			7			—
International Equity Index Fund		107			3			2
International Fund I		86			42			—
International Growth Fund		167			28			—
International Value Fund I		388			1			194
LargeCap Growth Account		—			—			—
LargeCap Growth Account I		—			53			—
LargeCap S&P 500 Index Account		7			145			—
LargeCap Value Account		—			10			—
LargeCap Value Fund I		282			16			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		21			—			—
Preferred Securities Fund		381			(88)			18
Real Estate Securities Account		—			(54)			—
SmallCap Growth Fund I		—			(179)			238
SmallCap Value Fund II		16			5			—
	$ 3,573		$ 10			$ 664
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

209

		Schedule of Investments
		Principal LifeTime 2030 Account
		December 31, 2011

INVESTMENT COMPANIES - 99.76%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 59.34%
Bond Market Index Fund (a)	120,848	$ 1,314
Core Plus Bond Fund I (a)	449,386	4,885
Diversified International Fund (a)	463,317	4,096
Diversified Real Asset Fund (a)	150,415	1,694
Global Multi-Strategy Fund (a)	99,000	985
Global Real Estate Securities Fund (a)	52,955	357
High Yield Fund I (a)	588,591	5,951
International Emerging Markets Fund (a)	133,318	2,897
International Equity Index Fund (a)	196,687	1,751
International Fund I (a)	248,476	2,390
International Value Fund I (a)	479,534	4,205
LargeCap Value Fund I (a)	784,137	8,037
MidCap Growth Fund III (a),(b)	173,552	1,763
MidCap Value Fund I (a)	135,269	1,684
Preferred Securities Fund (a)	184,882	1,732
SmallCap Growth Fund I (a),(b)	172,043	1,763
SmallCap Value Fund II (a)	194,013	1,758
		$ 47,262

Principal Variable Contracts Funds, Inc. Class 1 - 40.42%
Bond & Mortgage Securities Account (a)	450,606	5,114
LargeCap Growth Account (a)	324,674	4,701
LargeCap Growth Account I (a)	417,538	8,894
LargeCap S&P 500 Index Account (a)	581,404	5,267
LargeCap Value Account (a)	189,862	4,595
Real Estate Securities Account (a)	251,607	3,621
		$ 32,192
TOTAL INVESTMENT COMPANIES		$ 79,454
Total Investments		$ 79,454
Other Assets in Excess of Liabilities, Net - 0.24%		$ 192
TOTAL NET ASSETS - 100.00%		$ 79,646

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 7,977
Unrealized Depreciation	(6,000)
Net Unrealized Appreciation (Depreciation)	$ 1,977
Cost for federal income tax purposes	$ 77,477

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .83%
Fixed Income Funds	23 .85%
International Equity Funds	19 .71%
Specialty Funds	3.37%
Other Assets in Excess of Liabilities, Net	0.24%
TOTAL NET ASSETS	100.00%

See accompanying notes

210

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	456,177	$ 5,189	31,777 $	349	37,348	$ 415	450,606	$ 5,121
Bond Market Index Fund	117,489	1,200	14,772	158	11,413	124	120,848	1,235
Core Plus Bond Fund I	435,923	4,642	50,881	557	37,418	414	449,386	4,785
Diversified International Fund	—	—	477,703	6,092	14,386	130	463,317	5,962
Diversified Real Asset Fund	131,775	1,351	31,527	370	12,887	148	150,415	1,573
Global Multi-Strategy Fund	—	—	99,000	990	—	—	99,000	990
Global Real Estate Securities Fund	6,444	46	46,511	342	—	—	52,955	388
High Yield Fund I	407,426	4,001	229,120	2,513	47,955	522	588,591	5,992
International Emerging Markets Fund	131,108	2,891	12,621	316	10,411	253	133,318	2,954
International Equity Index Fund	117,835	1,135	100,903	1,077	22,051	216	196,687	1,996
International Fund I	264,448	2,953	34,410	384	50,382	525	248,476	2,813
International Growth Fund	515,016	5,822	46,437	411	561,453	6,235	—	—
International Value Fund I	434,875	4,113	86,345	859	41,686	421	479,534	4,551
LargeCap Growth Account	329,877	4,190	23,760	359	28,963	432	324,674	4,117
LargeCap Growth Account I	468,205	8,018	32,773	718	83,440	1,825	417,538	7,016
LargeCap S&P 500 Index Account	766,182	6,118	38,187	343	222,965	2,018	581,404	4,624
LargeCap Value Account	193,189	4,567	14,612	359	17,939	431	189,862	4,495
LargeCap Value Fund I	786,080	7,987	80,114	852	82,057	863	784,137	7,977
MidCap Growth Fund III	182,580	1,471	8,638	93	17,666	193	173,552	1,372
MidCap Value Fund I	141,961	1,522	8,151	104	14,843	193	135,269	1,433
Preferred Securities Fund	208,102	2,095	34,776	344	57,996	557	184,882	1,879
Real Estate Securities Account	275,816	3,352	—	—	24,209	331	251,607	3,027
SmallCap Growth Fund I	212,610	1,914	18,160	187	58,727	680	172,043	1,459
SmallCap Value Fund II	203,620	1,625	10,828	101	20,435	193	194,013	1,538

		$ 76,202	$ 17,878			$ 17,119		$ 77,297

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 5		$ (2)			$ —
Bond Market Index Fund		32			1			—
Core Plus Bond Fund I		174			—			—
Diversified International Fund		67			—			—
Diversified Real Asset Fund		19			—			28
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		8			—			—
High Yield Fund I		458			—			61
International Emerging Markets Fund		42			—			—
International Equity Index Fund		46			—			1
International Fund I		42			1			—
International Growth Fund		78			2			—
International Value Fund I		195			—			97
LargeCap Growth Account		—			—			—
LargeCap Growth Account I		—			105			—
LargeCap S&P 500 Index Account		3			181			—
LargeCap Value Account		—			—			—
LargeCap Value Fund I		134			1			—
MidCap Growth Fund III		—			1			—
MidCap Value Fund I		12			—			—
Preferred Securities Fund		128			(3)			6
Real Estate Securities Account		—			6			—
SmallCap Growth Fund I		—			38			95
SmallCap Value Fund II		8			5			—
	$ 1,451		$ 336			$ 288
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

211

		Schedule of Investments
		Principal LifeTime 2040 Account
		December 31, 2011

INVESTMENT COMPANIES - 99.98%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 60.87%
Bond Market Index Fund (a)	21,875	$ 238
Core Plus Bond Fund I (a)	64,659	703
Diversified International Fund (a)	139,929	1,237
Diversified Real Asset Fund (a)	31,642	356
Global Multi-Strategy Fund (a)	27,100	270
Global Real Estate Securities Fund (a)	67,971	458
High Yield Fund I (a)	136,214	1,377
International Emerging Markets Fund (a)	39,453	858
International Equity Index Fund (a)	70,839	630
International Fund I (a)	80,219	772
International Value Fund I (a)	152,298	1,336
LargeCap Value Fund I (a)	250,527	2,568
MidCap Growth Fund III (a),(b)	50,371	512
MidCap Value Fund I (a)	39,624	493
Preferred Securities Fund (a)	61,137	573
SmallCap Growth Fund I (a),(b)	57,848	593
SmallCap Value Fund II (a)	53,582	485
		$ 13,459

Principal Variable Contracts Funds, Inc. Class 1 - 39.11%
Bond & Mortgage Securities Account (a)	65,706	746
LargeCap Growth Account (a)	98,097	1,420
LargeCap Growth Account I (a)	130,198	2,774
LargeCap S&P 500 Index Account (a)	184,971	1,676
LargeCap Value Account (a)	56,205	1,360
Real Estate Securities Account (a)	46,590	670
		$ 8,646
TOTAL INVESTMENT COMPANIES		$ 22,105
Total Investments		$ 22,105
Other Assets in Excess of Liabilities, Net - 0.02%		$ 5
TOTAL NET ASSETS - 100.00%		$ 22,110

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 1,265
Unrealized Depreciation	(2,804)
Net Unrealized Appreciation (Depreciation)	$ (1,539)
Cost for federal income tax purposes	$ 23,644

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	56 .78%
International Equity Funds	23 .92%
Fixed Income Funds	16 .45%
Specialty Funds	2.83%
Other Assets in Excess of Liabilities, Net	0.02%
TOTAL NET ASSETS	100.00%

See accompanying notes

212

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2011

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2010	2010		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	61,457	$ 736		9,996 $	109	5,747	$ 63	65,706	$ 782
Bond Market Index Fund	19,809	201		4,237	45	2,171	23	21,875	223
Core Plus Bond Fund I	57,862	622		12,498	137	5,701	63	64,659	696
Diversified International Fund	—	—		143,688	2,023	3,759	35	139,929	1,988
Diversified Real Asset Fund	27,786	286		7,215	84	3,359	39	31,642	331
Global Multi-Strategy Fund	—	—		27,100	271	—	—	27,100	271
Global Real Estate Securities Fund	1,831	13		66,140	501	—	—	67,971	514
High Yield Fund I	102,417	1,028		44,597	484	10,800	117	136,214	1,395
International Emerging Markets Fund	35,540	975		7,684	194	3,771	95	39,453	1,074
International Equity Index Fund	61,091	576		16,851	171	7,103	72	70,839	675
International Fund I	77,221	1,038		22,452	254	19,454	207	80,219	1,085
International Growth Fund	133,632	1,747		37,119	336	170,751	2,084	—	—
International Value Fund I	116,492	1,101		49,004	509	13,198	137	152,298	1,473
LargeCap Growth Account	91,479	1,326		16,020	242	9,402	141	98,097	1,427
LargeCap Growth Account I	128,492	2,334		21,951	480	20,245	444	130,198	2,370
LargeCap S&P 500 Index Account	218,942	1,749		27,367	246	61,338	557	184,971	1,470
LargeCap Value Account	52,163	1,445		9,819	242	5,777	141	56,205	1,546
LargeCap Value Fund I	227,936	2,510		48,935	523	26,344	281	250,527	2,753
MidCap Growth Fund III	49,642	469		6,097	66	5,368	59	50,371	476
MidCap Value Fund I	38,759	487		5,346	69	4,481	58	39,624	498
Preferred Securities Fund	55,553	574		20,302	202	14,718	142	61,137	633
Real Estate Securities Account	53,884	945		—	—	7,294	102	46,590	844
SmallCap Growth Fund I	63,091	688		9,253	98	14,496	169	57,848	620
SmallCap Value Fund II	52,496	418		7,205	68	6,119	58	53,582	428

		$ 21,268		$ 7,354			$ 5,087		$ 23,572

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 1			$ —			$ —
Bond Market Index Fund			6			—			—
Core Plus Bond Fund I			25			—			—
Diversified International Fund			20			—			—
Diversified Real Asset Fund			4			—			6
Global Multi-Strategy Fund			—			—			—
Global Real Estate Securities Fund			11			—			—
High Yield Fund I			107			—			14
International Emerging Markets Fund			12			—			—
International Equity Index Fund			17			—			—
International Fund I			14			—			—
International Growth Fund			23			1			—
International Value Fund I			62			—			31
LargeCap Growth Account			—			—			—
LargeCap Growth Account I			—			—			—
LargeCap S&P 500 Index Account			1			32			—
LargeCap Value Account			—			—			—
LargeCap Value Fund I			43			1			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			3			—			—
Preferred Securities Fund			38			(1)			2
Real Estate Securities Account			—			1			—
SmallCap Growth Fund I			—			3			32
SmallCap Value Fund II			2			—			—
	$ 389			$ 37			$ 85
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

213

		Schedule of Investments
		Principal LifeTime 2050 Account
		December 31, 2011

INVESTMENT COMPANIES - 100.00%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 62.00%
Bond Market Index Fund (a)	7,124	$ 77
Core Plus Bond Fund I (a)	16,738	182
Diversified International Fund (a)	93,755	829
Diversified Real Asset Fund (a)	14,342	161
Global Multi-Strategy Fund (a)	15,700	156
Global Real Estate Securities Fund (a)	44,607	301
High Yield Fund I (a)	68,445	692
International Emerging Markets Fund (a)	24,965	543
International Equity Index Fund (a)	49,750	443
International Fund I (a)	52,289	503
International Value Fund I (a)	101,663	892
LargeCap Value Fund I (a)	152,600	1,564
MidCap Growth Fund III (a),(b)	32,612	331
MidCap Value Fund I (a)	25,307	315
Preferred Securities Fund (a)	32,662	306
SmallCap Growth Fund I (a),(b)	35,389	363
SmallCap Value Fund II (a)	32,134	291
		$ 7,949

Principal Variable Contracts Funds, Inc. Class 1 - 38.00%
Bond & Mortgage Securities Account (a)	14,346	163
LargeCap Growth Account (a)	61,130	885
LargeCap Growth Account I (a)	76,775	1,635
LargeCap S&P 500 Index Account (a)	109,488	992
LargeCap Value Account (a)	34,206	828
Real Estate Securities Account (a)	25,738	370
		$ 4,873
TOTAL INVESTMENT COMPANIES		$ 12,822
Total Investments		$ 12,822
Liabilities in Excess of Other Assets, Net - 0.00%		$ —
TOTAL NET ASSETS - 100.00%		$ 12,822

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 848
Unrealized Depreciation	(1,818)
Net Unrealized Appreciation (Depreciation)	$ (970)
Cost for federal income tax purposes	$ 13,792

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	59 .08%
International Equity Funds	27 .36%
Fixed Income Funds	11 .08%
Specialty Funds	2.48%
Liabilities in Excess of Other Assets, Net	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes

214

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2011

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2010	2010		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	14,328	$ 171		2,052 $	22	2,034	$ 21	14,346	$ 172
Bond Market Index Fund	6,959	71		895	10	730	9	7,124	72
Core Plus Bond Fund I	16,027	170		2,696	30	1,985	22	16,738	178
Diversified International Fund	—	—		97,041	1,381	3,286	30	93,755	1,351
Diversified Real Asset Fund	13,552	138		3,192	37	2,402	28	14,342	147
Global Multi-Strategy Fund	—	—		15,700	157	—	—	15,700	157
Global Real Estate Securities Fund	2,535	18		42,072	319	—	—	44,607	337
High Yield Fund I	64,025	641		12,874	136	8,454	92	68,445	685
International Emerging Markets Fund	23,493	624		5,557	141	4,085	102	24,965	663
International Equity Index Fund	45,275	422		12,283	125	7,808	79	49,750	468
International Fund I	50,833	692		15,006	169	13,550	144	52,289	720
International Growth Fund	86,270	1,152		33,855	309	120,125	1,466	—	—
International Value Fund I	75,331	703		41,942	443	15,610	160	101,663	986
LargeCap Growth Account	61,132	874		8,647	130	8,649	131	61,130	874
LargeCap Growth Account I	86,179	1,544		11,685	254	21,089	462	76,775	1,358
LargeCap S&P 500 Index Account	130,657	1,041		18,708	169	39,877	359	109,488	871
LargeCap Value Account	34,230	946		5,342	130	5,366	129	34,206	947
LargeCap Value Fund I	150,131	1,652		27,026	286	24,557	258	152,600	1,680
MidCap Growth Fund III	33,603	308		3,716	40	4,707	52	32,612	296
MidCap Value Fund I	25,874	318		3,267	42	3,834	50	25,307	310
Preferred Securities Fund	28,642	295		13,412	134	9,392	92	32,662	337
Real Estate Securities Account	33,536	624		—	—	7,798	108	25,738	517
SmallCap Growth Fund I	43,683	467		5,610	59	13,904	158	35,389	373
SmallCap Value Fund II	32,278	255		4,898	46	5,042	47	32,134	254

		$ 13,126		$ 4,569			$ 3,999		$ 13,753

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ —			$ —			$ —
Bond Market Index Fund			2			—			—
Core Plus Bond Fund I			7			—			—
Diversified International Fund			14			—			—
Diversified Real Asset Fund			2			—			3
Global Multi-Strategy Fund			—			—			—
Global Real Estate Securities Fund			7			—			—
High Yield Fund I			54			—			8
International Emerging Markets Fund			8			—			—
International Equity Index Fund			12			—			—
International Fund I			9			3			—
International Growth Fund			15			5			—
International Value Fund I			42			—			21
LargeCap Growth Account			—			1			—
LargeCap Growth Account I			—			22			—
LargeCap S&P 500 Index Account			1			20			—
LargeCap Value Account			—			—			—
LargeCap Value Fund I			26			—			—
MidCap Growth Fund III			—			—			—
MidCap Value Fund I			2			—			—
Preferred Securities Fund			19			—			1
Real Estate Securities Account			—			1			—
SmallCap Growth Fund I			—			5			19
SmallCap Value Fund II			1			—			—
	$ 221			$ 57			$ 52
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

215

Schedule of Investments Principal LifeTime Strategic Income Account December 31, 2011

INVESTMENT COMPANIES - 100.05%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 62.54%
Bond Market Index Fund (a)	133,445	$ 1,451
Core Plus Bond Fund I (a)	417,987	4,544
Diversified International Fund (a)	34,156	302
Diversified Real Asset Fund (a)	122,362	1,378
Global Diversified Income Fund (a)	144,158	1,848
Global Multi-Strategy Fund (a)	36,500	363
High Yield Fund I (a)	57,004	576
Inflation Protection Fund (a)	548,255	4,764
International Emerging Markets Fund (a)	9,770	212
International Equity Index Fund (a)	23,657	211
International Fund I (a)	26,552	255
International Value Fund I (a)	34,726	305
LargeCap Value Fund I (a)	76,615	785
MidCap Growth Fund III (a),(b)	23,533	239
MidCap Value Fund I (a)	20,187	251
Preferred Securities Fund (a)	60,330	565
SmallCap Growth Fund I (a),(b)	23,387	240
SmallCap Value Fund II (a)	22,970	208
		$ 18,497

Principal Variable Contracts Funds, Inc. Class 1 - 37.51%
Bond & Mortgage Securities Account (a)	408,769	4,640
LargeCap Growth Account (a)	29,951	434
LargeCap Growth Account I (a)	43,185	920
LargeCap S&P 500 Index Account (a)	61,201	554
LargeCap Value Account (a)	19,188	464
Short-Term Income Account (a)	1,606,576	4,081
		$ 11,093
TOTAL INVESTMENT COMPANIES		$ 29,590
Total Investments		$ 29,590
Liabilities in Excess of Other Assets, Net - (0.05)%		$ (16)
TOTAL NET ASSETS - 100.00%		$ 29,574

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 1,398
Unrealized Depreciation	(1,147)
Net Unrealized Appreciation (Depreciation)	$ 251
Cost for federal income tax purposes	$ 29,339

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	69 .72%
Domestic Equity Funds	13 .85%
Specialty Funds	12 .14%
International Equity Funds	4.34%
Liabilities in Excess of Other Assets, Net	(0.05)%
TOTAL NET ASSETS	100.00%

See accompanying notes

216

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2011

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2010	2010		Purchases(a) Purchases(a)		Sales(a)	Sales(a)	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	460,380	$ 5,539		56,173 $	621	107,784	$ 1,187	408,769	$ 4,946
Bond Market Index Fund	129,121	1,319		25,829	278	21,505	230	133,445	1,368
Core Plus Bond Fund I	428,518	4,597		74,184	818	84,715	936	417,987	4,483
Diversified International Fund	—	—		35,286	545	1,130	10	34,156	535
Diversified Real Asset Fund	117,363	1,229		23,871	275	18,872	221	122,362	1,286
Global Diversified Income Fund	135,050	1,291		28,655	376	19,547	258	144,158	1,409
Global Multi-Strategy Fund	—	—		36,500	365	—	—	36,500	365
High Yield Fund I	52,138	502		13,874	147	9,008	98	57,004	551
Inflation Protection Fund	436,437	3,821		176,572	1,459	64,754	541	548,255	4,740
International Emerging Markets Fund	10,149	247		1,482	36	1,861	48	9,770	235
International Equity Index Fund	23,697	222		3,417	33	3,457	36	23,657	220
International Fund I	26,554	373		4,133	45	4,135	47	26,552	372
International Growth Fund	45,772	616		5,056	42	50,828	643	—	—
International Value Fund I	38,631	360		8,499	84	12,404	138	34,726	311
LargeCap Growth Account	30,052	433		4,389	63	4,490	67	29,951	429
LargeCap Growth Account I	46,114	833		6,038	127	8,967	197	43,185	772
LargeCap S&P 500 Index Account	70,922	568		9,747	85	19,468	178	61,201	488
LargeCap Value Account	19,237	551		2,722	64	2,771	68	19,188	547
LargeCap Value Fund I	75,623	776		13,679	140	12,687	134	76,615	782
MidCap Growth Fund III	24,414	228		1,944	20	2,825	31	23,533	218
MidCap Value Fund I	20,788	236		1,758	22	2,359	31	20,187	228
Preferred Securities Fund	80,876	823		12,621	123	33,167	319	60,330	625
Short-Term Income Account	1,358,975	3,389		518,807	1,320	271,206	690	1,606,576	4,019
SmallCap Growth Fund I	22,914	183		3,232	33	2,759	32	23,387	189
SmallCap Value Fund II	23,612	183		2,338	21	2,980	28	22,970	178

		$ 28,319		$ 7,142			$ 6,168		$ 29,296

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Other Investment Companies
Bond & Mortgage Securities Account	$ 5			$ (27)			$ —
Bond Market Index Fund			35			1			—
Core Plus Bond Fund I			163			4			—
Diversified International Fund			5			—			—
Diversified Real Asset Fund			15			3			23
Global Diversified Income Fund			105			—			6
Global Multi-Strategy Fund			—			—			—
High Yield Fund I			44			—			6
Inflation Protection Fund			114			1			—
International Emerging Markets Fund			3			—			—
International Equity Index Fund			6			1			—
International Fund I			4			1			—
International Growth Fund			6			(15)			—
International Value Fund I			14			5			7
LargeCap Growth Account			—			—			—
LargeCap Growth Account I			—			9			—
LargeCap S&P 500 Index Account			—			13			—
LargeCap Value Account			—			—			—
LargeCap Value Fund I			13			—			—
MidCap Growth Fund III			—			1			—
MidCap Value Fund I			2			1			—
Preferred Securities Fund			46			(2)			2
Short-Term Income Account			6			—			—
SmallCap Growth Fund I			—			5			13
SmallCap Value Fund II			1			2			—
	$ 587			$ 3			$ 57
All dollar amounts are shown in thousands (000's)

(a)	Purchases and Sales include transactions related to the acquisition of the International Growth Fund by the Diversified International Fund.

See accompanying notes

217

Schedule of Investments
Real Estate Securities Account
December 31, 2011

COMMON STOCKS - 98.19%	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Commercial Services - 0.54%			(continued)	Amount (000's)	Value (000's)
Corrections Corp of America (a)	37,700	$ 768	Banks (continued)
			Investment in Joint Trading Account; Deutsche $	49	$ 49
			Bank Repurchase Agreement; 0.05% dated
Lodging - 1.80%			12/30/11 maturing 01/03/12 (collateralized
Starwood Hotels & Resorts Worldwide Inc	52,700	2,528	by US Government Securities; $50,064;
			0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Real Estate - 0.93%			Investment in Joint Trading Account; Merrill	55	55
CBRE Group Inc (a)	34,900	531	Lynch Repurchase Agreement; 0.01%
Jones Lang LaSalle Inc	12,600	772	dated 12/30/11 maturing 01/03/12
		$ 1,303	(collateralized by US Government
			Securities; $55,627; 0.00% - 5.38%; dated
REITS - 94.92%			08/01/12 - 01/15/27)
American Assets Trust Inc	47,005	964			$ 251
Annaly Capital Management Inc	124,200	1,982	TOTAL REPURCHASE AGREEMENTS		$ 251
Apartment Investment & Management Co	145,300	3,329
Ashford Hospitality Trust Inc	18,100	145	Total Investments		$ 140,099
AvalonBay Communities Inc	49,266	6,434	Other Assets in Excess of Liabilities, Net - 0.36%		$ 504
Boston Properties Inc	85,015	8,468	TOTAL NET ASSETS - 100.00%		$ 140,603
BRE Properties Inc	42,593	2,150
Camden Property Trust	17,200	1,071	(a) Non-Income Producing Security
Colonial Properties Trust	114,137	2,381
Digital Realty Trust Inc	63,923	4,262
Douglas Emmett Inc	81,089	1,479
DuPont Fabros Technology Inc	82,740	2,004	Unrealized Appreciation (Depreciation)
Education Realty Trust Inc	63,167	646	The net federal income tax unrealized appreciation (depreciation) and federal tax
Entertainment Properties Trust	55,900	2,443	cost of investments held as of the period end were as follows:
Equity Lifestyle Properties Inc	38,042	2,537
Equity One Inc	70,300	1,194	Unrealized Appreciation	$ 30,801
Equity Residential	147,185	8,394	Unrealized Depreciation		(3,119)
Essex Property Trust Inc	18,333	2,576	Net Unrealized Appreciation (Depreciation)	$ 27,682
Extra Space Storage Inc	64,000	1,551	Cost for federal income tax purposes	$ 112,417
Federal Realty Investment Trust	29,138	2,644
General Growth Properties Inc	200,687	3,014	All dollar amounts are shown in thousands (000's)
Glimcher Realty Trust	201,401	1,853
HCP Inc	139,151	5,765	Portfolio Summary (unaudited)
Health Care REIT Inc	48,822	2,662	Sector		Percent
Hersha Hospitality Trust	180,350	880	Financial		97 .29%
Highwoods Properties Inc	21,800	647	Consumer, Cyclical		1.80%
Host Hotels & Resorts Inc	401,127	5,925	Consumer, Non-cyclical		0.55%
Kimco Realty Corp	67,759	1,100	Other Assets in Excess of Liabilities, Net		0.36%
LaSalle Hotel Properties	91,671	2,219	TOTAL NET ASSETS		100.00%
Macerich Co/The	17,251	873
ProLogis Inc	131,693	3,765
PS Business Parks Inc	17,417	965
Public Storage Inc	72,230	9,712
Ramco-Gershenson Properties Trust	101,981	1,002
Simon Property Group Inc	142,717	18,402
SL Green Realty Corp	63,750	4,248
Taubman Centers Inc	33,220	2,063
Ventas Inc	94,789	5,226
Vornado Realty Trust	84,472	6,493
		$ 133,468
TOTAL COMMON STOCKS		$ 138,067
CONVERTIBLE PREFERRED STOCKS -
1.27%	Shares Held	Value (000's)

REITS - 1.27%
Digital Realty Trust Inc	44,100	1,781

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 1,781
	Maturity
REPURCHASE AGREEMENTS - 0.18%	Amount (000's)	Value (000's)

Banks - 0.18%
Investment in Joint Trading Account; Credit	$ 147	$ 147
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $150,192; 0.00%; dated
05/15/12 - 08/15/41)

See accompanying notes

218

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 24.61%
Global Diversified Income Fund (a)	1,314,653	$ 16,854
Global Multi-Strategy Fund (a)	1,225,319	12,192
Global Real Estate Securities Fund (a)	775,693	5,228
High Yield Fund (a)	3,467,376	25,485
Inflation Protection Fund (a)	352,351	3,062
LargeCap Blend Fund II (a)	2,547,044	23,942
LargeCap Growth Fund II (a)	3,423,446	26,018
LargeCap Value Fund III (a)	3,232,765	31,422
MidCap Growth Fund III (a),(b)	313,284	3,183
Preferred Securities Fund (a)	2,047,107	19,181
SmallCap Growth Fund I (a),(b)	2,376,243	24,357
SmallCap Value Fund II (a)	1,053,640	9,546
Small-MidCap Dividend Income Fund (a)	1,569,456	15,177
		$ 215,647

Principal Variable Contracts Funds, Inc. Class 1 - 75.40%
Diversified International Account (a)	6,439,084	71,603
Equity Income Account (a)	10,271,484	159,516
Government & High Quality Bond Account (a)	10,144,265	110,573
Income Account (a)	11,008,470	117,901
International Emerging Markets Account (a)	1,245,489	17,910
LargeCap Growth Account (a)	3,350,988	48,522
LargeCap Value Account (a)	967,815	23,421
MidCap Blend Account (a)	633,263	25,654
Principal Capital Appreciation Account (a)	3,041,156	64,959
Real Estate Securities Account (a)	292,999	4,216
Short-Term Income Account (a)	6,518,160	16,556
		$ 660,831
TOTAL INVESTMENT COMPANIES		$ 876,478
Total Investments		$ 876,478
Liabilities in Excess of Other Assets, Net - (0.01)%		$ (118)
TOTAL NET ASSETS - 100.00%		$ 876,360

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 94,198
Unrealized Depreciation	(16,883)
Net Unrealized Appreciation (Depreciation)	$ 77,315
Cost for federal income tax purposes	$ 799,163

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .48%
Fixed Income Funds	33 .41%
International Equity Funds	10 .81%
Specialty Funds	3.31%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

219

Schedule of Investments
SAM Balanced Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	6,949,596	$ 83,081	60,550	$ 785	571,062	$ 7,023	6,439,084	$ 74,392
Equity Income Account	12,723,542	163,267	56,144	872	2,508,202	38,148	10,271,484	127,228
Global Diversified Income Fund	1,385,181	18,472	100,375	1,327	170,903	2,243	1,314,653	17,486
Global Multi-Strategy Fund	—	—	1,225,319	12,272	—	—	1,225,319	12,272
Global Real Estate Securities Fund	629,486	4,614	146,207	1,082	—	—	775,693	5,696
Government & High Quality Bond	11,735,829	116,974	137,757	1,439	1,729,321	18,496	10,144,265	100,552
Account
High Yield Fund	3,903,995	27,656	450,793	3,493	887,412	6,977	3,467,376	24,233
Income Account	11,072,001	107,296	300,596	3,139	364,127	3,804	11,008,470	106,498
Inflation Protection Fund	900,709	7,316	82,119	668	630,477	5,447	352,351	2,838
International Emerging Markets	1,525,182	21,579	9,888	168	289,581	5,098	1,245,489	15,719
Account
LargeCap Blend Fund II	2,397,630	22,477	207,721	2,027	58,307	577	2,547,044	23,947
LargeCap Growth Account	3,596,904	35,152	32,884	512	278,800	4,210	3,350,988	32,441
LargeCap Growth Fund II	2,927,469	16,403	558,001	4,329	62,024	533	3,423,446	20,226
LargeCap Value Account	—	—	967,815	25,006	—	—	967,815	25,006
LargeCap Value Account III	5,683,757	47,199	31,275	311	5,715,032	58,615	—	—
LargeCap Value Fund III	—	—	3,262,380	35,576	29,615	272	3,232,765	35,252
MidCap Blend Account	649,867	19,214	28,950	1,162	45,554	1,836	633,263	18,697
MidCap Growth Fund III	861,087	8,871	45,636	528	593,439	6,221	313,284	3,137
Money Market Account	184,103	184	—	—	184,103	184	—	—
Preferred Securities Fund	2,387,538	18,066	169,953	1,671	510,384	5,130	2,047,107	14,968
Principal Capital Appreciation	3,173,634	54,774	52,336	1,167	184,814	3,976	3,041,156	51,963
Account
Real Estate Securities Account	284,572	2,287	8,427	116	—	—	292,999	2,403
Short-Term Income Account	5,216,193	12,725	1,425,837	3,627	123,870	315	6,518,160	16,036
SmallCap Growth Fund I	2,241,570	22,905	195,833	2,022	61,160	636	2,376,243	24,227
SmallCap Value Fund	1,108,052	16,230	13,976	221	1,122,028	17,214	—	—
SmallCap Value Fund II	—	—	1,189,782	11,864	136,142	1,174	1,053,640	10,461
Small-MidCap Dividend Income Fund	—	—	1,569,456	15,487	—	—	1,569,456	15,487

		$ 826,742		$ 130,871		$ 188,129		$ 781,165

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 153		$ (2,451)			$ —
Equity Income Account		872			1,237			—
Global Diversified Income Fund		1,014			(70)			54
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		144			—			—
Government & High Quality Bond Account		217			635			126
High Yield Fund		2,433			61			744
Income Account		457			(133)			—
Inflation Protection Fund		217			301			—
International Emerging Markets Account		12			(930)			—
LargeCap Blend Fund II		304			20			—
LargeCap Growth Account		—			987			—
LargeCap Growth Fund II		148			27			2,152
LargeCap Value Account		—			—			—
LargeCap Value Account III		—			11,105			—
LargeCap Value Fund III		571			(52)			—
MidCap Blend Account		—			157			302
MidCap Growth Fund III		—			(41)			—
Money Market Account		—			—			—
Preferred Securities Fund		1,352			361			68
Principal Capital Appreciation Account		55			(2)			392
Real Estate Securities Account		—			—			—
Short-Term Income Account		22			(1)			2
SmallCap Growth Fund I		—			(64)			1,307
SmallCap Value Fund		—			763			—
SmallCap Value Fund II		45			(229)			—
Small-MidCap Dividend Income Fund		354			—			—
	$ 8,370		$ 11,681			$ 5,147
All dollar amounts are shown in thousands (000's)

See accompanying notes

220

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 23.61%
Global Diversified Income Fund (a)	421,273	$ 5,401
Global Multi-Strategy Fund (a)	212,055	2,110
Global Real Estate Securities Fund (a)	144,621	975
High Yield Fund (a)	929,668	6,833
Inflation Protection Fund (a)	263,998	2,294
LargeCap Blend Fund II (a)	553,218	5,200
LargeCap Growth Fund II (a)	665,055	5,054
LargeCap Value Fund III (a)	499,675	4,857
MidCap Growth Fund III (a),(b)	40,622	413
Preferred Securities Fund (a)	685,602	6,424
SmallCap Growth Fund I (a),(b)	236,191	2,421
SmallCap Value Fund II (a)	123,986	1,123
Small-MidCap Dividend Income Fund (a)	253,545	2,452
		$ 45,557

Principal Variable Contracts Funds, Inc. Class 1 - 76.38%
Diversified International Account (a)	901,534	10,025
Equity Income Account (a)	1,232,048	19,134
Government & High Quality Bond Account (a)	3,401,430	37,076
Income Account (a)	3,997,197	42,810
International Emerging Markets Account (a)	151,587	2,180
LargeCap Growth Account (a)	476,752	6,903
LargeCap Value Account (a)	227,550	5,507
MidCap Blend Account (a)	90,923	3,683
Principal Capital Appreciation Account (a)	500,643	10,694
Real Estate Securities Account (a)	40,326	580
Short-Term Income Account (a)	3,453,668	8,772
		$ 147,364
TOTAL INVESTMENT COMPANIES		$ 192,921
Total Investments		$ 192,921
Other Assets in Excess of Liabilities, Net - 0.01%		$ 20
TOTAL NET ASSETS - 100.00%		$ 192,941

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 14,865
Unrealized Depreciation	(2,087)
Net Unrealized Appreciation (Depreciation)	$ 12,778
Cost for federal income tax purposes	$ 180,143

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	54 .02%
Domestic Equity Funds	35 .25%
International Equity Funds	6.83%
Specialty Funds	3.89%
Other Assets in Excess of Liabilities, Net	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes

221

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	1,008,371	$ 11,287	13,401	$ 174	120,238	$ 1,472	901,534	$ 9,605
Equity Income Account	1,546,409	19,766	43,999	641	358,360	5,440	1,232,048	15,136
Global Diversified Income Fund	453,712	6,059	36,623	486	69,062	910	421,273	5,610
Global Multi-Strategy Fund	—	—	212,055	2,124	—	—	212,055	2,124
Global Real Estate Securities Fund	105,085	770	39,536	270	—	—	144,621	1,040
Government & High Quality Bond	3,702,994	37,640	275,091	2,866	576,655	6,144	3,401,430	34,470
Account
High Yield Fund	1,053,175	7,199	207,952	1,624	331,459	2,605	929,668	6,226
Income Account	3,546,053	34,946	645,665	6,756	194,521	2,038	3,997,197	39,613
Inflation Protection Fund	235,336	1,912	116,613	947	87,951	752	263,998	2,133
International Emerging Markets	207,256	2,249	8,516	147	64,185	1,137	151,587	1,387
Account
LargeCap Blend Fund II	494,555	4,596	107,949	1,068	49,286	467	553,218	5,176
LargeCap Growth Account	534,159	5,447	9,923	155	67,330	1,002	476,752	4,747
LargeCap Growth Fund II	235,732	1,201	433,324	3,482	4,001	34	665,055	4,649
LargeCap Value Account	—	—	227,870	5,782	320	7	227,550	5,774
LargeCap Value Account III	964,959	8,240	40,832	405	1,005,791	10,310	—	—
LargeCap Value Fund III	—	—	523,132	5,694	23,457	224	499,675	5,437
MidCap Blend Account	84,782	2,254	20,089	772	13,948	555	90,923	2,566
MidCap Growth Fund III	205,537	2,086	18,891	215	183,806	1,928	40,622	399
Preferred Securities Fund	740,045	5,596	125,120	1,221	179,563	1,798	685,602	5,114
Principal Capital Appreciation	578,333	10,349	18,666	414	96,356	2,060	500,643	8,705
Account
Real Estate Securities Account	40,326	289	—	—	—	—	40,326	289
Short-Term Income Account	3,859,570	9,469	524,053	1,328	929,955	2,364	3,453,668	8,451
SmallCap Growth Fund I	186,498	1,869	52,752	573	3,059	34	236,191	2,411
SmallCap Value Fund	179,651	2,598	6,644	104	186,295	2,846	—	—
SmallCap Value Fund II	—	—	123,986	1,239	—	—	123,986	1,239
Small-MidCap Dividend Income Fund	—	—	253,545	2,507	—	—	253,545	2,507

		$ 175,822		$ 40,994		$ 44,127		$ 174,808

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 22		$ (384)			$ —
Equity Income Account		102			169			—
Global Diversified Income Fund		330			(25)			17
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		26			—			—
Government & High Quality Bond Account		71			108			40
High Yield Fund		659			8			199
Income Account		152			(51)			—
Inflation Protection Fund		69			26			—
International Emerging Markets Account		2			128			—
LargeCap Blend Fund II		66			(21)			—
LargeCap Growth Account		—			147			—
LargeCap Growth Fund II		29			—			408
LargeCap Value Account		—			(1)			—
LargeCap Value Account III		—			1,665			—
LargeCap Value Fund III		88			(33)			—
MidCap Blend Account		—			95			39
MidCap Growth Fund III		—			26			—
Preferred Securities Fund		440			95			23
Principal Capital Appreciation Account		10			2			71
Real Estate Securities Account		—			—			—
Short-Term Income Account		16			18			2
SmallCap Growth Fund I		—			3			129
SmallCap Value Fund		—			144			—
SmallCap Value Fund II		5			—			—
Small-MidCap Dividend Income Fund		58			—			—
	$ 2,145		$ 2,119			$ 928
All dollar amounts are shown in thousands (000's)

See accompanying notes

222

		Schedule of Investments
	SAM Conservative Growth Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 100.05%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 29.73%
Diversified Real Asset Fund (a)	353,549	$ 3,981
Global Multi-Strategy Fund (a)	387,163	3,852
Global Real Estate Securities Fund (a)	406,152	2,737
High Yield Fund (a)	527,366	3,876
LargeCap Blend Fund II (a)	832,547	7,826
LargeCap Growth Fund II (a)	1,256,711	9,551
LargeCap Value Fund III (a)	1,225,878	11,916
MidCap Growth Fund III (a),(b)	65,637	667
Preferred Securities Fund (a)	154,554	1,448
SmallCap Growth Fund I (a),(b)	808,892	8,291
SmallCap Value Fund II (a)	342,891	3,107
Small-MidCap Dividend Income Fund (a)	555,724	5,374
		$ 62,626

Principal Variable Contracts Funds, Inc. Class 1 - 70.32%
Diversified International Account (a)	1,965,187	21,853
Equity Income Account (a)	2,950,732	45,825
Government & High Quality Bond Account (a)	970,623	10,580
Income Account (a)	1,096,776	11,746
International Emerging Markets Account (a)	357,774	5,145
LargeCap Growth Account (a)	876,253	12,688
LargeCap Value Account (a)	430,798	10,425
MidCap Blend Account (a)	200,471	8,121
Principal Capital Appreciation Account (a)	938,295	20,042
Real Estate Securities Account (a)	10,674	154
Short-Term Income Account (a)	600,233	1,524
		$ 148,103
TOTAL INVESTMENT COMPANIES		$ 210,729
Total Investments		$ 210,729
Liabilities in Excess of Other Assets, Net - (0.05)%		$ (95)
TOTAL NET ASSETS - 100.00%		$ 210,634

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 19,977
Unrealized Depreciation	(8,356)
Net Unrealized Appreciation (Depreciation)	$ 11,621
Cost for federal income tax purposes	$ 199,108

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	68 .36%
International Equity Funds	14 .12%
Fixed Income Funds	13 .85%
Specialty Funds	3.72%
Liabilities in Excess of Other Assets, Net	(0.05)%
TOTAL NET ASSETS	100.00%

See accompanying notes

223

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	2,163,843	$ 28,888	51,342	$ 661	249,998	$ 3,042	1,965,187	$ 25,421
Diversified Real Asset Fund	406,308	4,539	22,940	263	75,699	884	353,549	3,935
Equity Income Account	3,504,103	42,685	26,239	404	579,610	8,839	2,950,732	34,661
Global Multi-Strategy Fund	—	—	387,163	3,877	—	—	387,163	3,877
Global Real Estate Securities Fund	301,086	2,207	105,066	783	—	—	406,152	2,990
Government & High Quality Bond	1,208,819	11,781	45,663	478	283,859	3,033	970,623	9,361
Account
High Yield Fund	625,819	4,422	89,385	697	187,838	1,458	527,366	3,673
Income Account	1,124,514	10,687	57,124	600	84,862	883	1,096,776	10,382
Inflation Protection Fund	—	—	33,970	278	33,970	295	—	—
International Emerging Markets	416,885	7,233	14,547	235	73,658	1,290	357,774	5,936
Account
LargeCap Blend Fund II	695,930	6,497	160,845	1,555	24,228	241	832,547	7,820
LargeCap Growth Account	904,053	9,092	58,921	906	86,721	1,302	876,253	8,797
LargeCap Growth Fund II	918,214	5,523	350,845	2,770	12,348	106	1,256,711	8,189
LargeCap Value Account	—	—	430,798	11,107	—	—	430,798	11,107
LargeCap Value Account III	2,347,503	20,527	27,461	274	2,374,964	24,352	—	—
LargeCap Value Fund III	—	—	1,350,665	14,679	124,787	1,215	1,225,878	13,314
MidCap Blend Account	253,092	8,087	18,379	722	71,000	2,875	200,471	6,382
MidCap Growth Fund III	323,195	3,221	22,427	259	279,985	2,935	65,637	644
Money Market Account	37,009	37	—	—	37,009	37	—	—
Preferred Securities Fund	225,924	1,766	23,872	234	95,242	956	154,554	1,115
Principal Capital Appreciation	952,313	14,560	80,174	1,739	94,192	2,025	938,295	14,238
Account
Real Estate Securities Account	73,517	582	10,674	143	73,517	1,062	10,674	143
Short-Term Income Account	520,136	1,292	178,120	452	98,023	249	600,233	1,494
SmallCap Growth Fund	140,489	1,084	—	—	140,489	1,177	—	—
SmallCap Growth Fund I	812,015	8,362	93,977	1,005	97,100	1,044	808,892	8,275
SmallCap Value Fund	319,983	4,714	12,499	196	332,482	5,092	—	—
SmallCap Value Fund II	—	—	430,282	4,258	87,391	765	342,891	3,363
Small-MidCap Dividend Income Fund	—	—	555,724	5,495	—	—	555,724	5,495

		$ 197,786		$ 54,070		$ 65,157		$ 190,612

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 48		$ (1,086)			$ —
Diversified Real Asset Fund		44			17			66
Equity Income Account		244			411			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		74			—			—
Government & High Quality Bond Account		22			135			13
High Yield Fund		395			12			113
Income Account		45			(22)			—
Inflation Protection Fund		3			17			—
International Emerging Markets Account		3			(242)			—
LargeCap Blend Fund II		100			9			—
LargeCap Growth Account		—			101			—
LargeCap Growth Fund II		54			2			789
LargeCap Value Account		—			—			—
LargeCap Value Account III		—			3,551			—
LargeCap Value Fund III		217			(150)			—
MidCap Blend Account		—			448			117
MidCap Growth Fund III		—			99			—
Money Market Account		—			—			—
Preferred Securities Fund		114			71			5
Principal Capital Appreciation Account		17			(36)			122
Real Estate Securities Account		—			480			—
Short-Term Income Account		2			(1)			—
SmallCap Growth Fund		—			93			—
SmallCap Growth Fund I		—			(48)			446
SmallCap Value Fund		—			182			—
SmallCap Value Fund II		15			(130)			—
Small-MidCap Dividend Income Fund		126			—			—
	$ 1,523		$ 3,913			$ 1,671
All dollar amounts are shown in thousands (000's)

See accompanying notes

224

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 100.37%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 25.10%
Global Diversified Income Fund (a)	899,277	$ 11,529
Global Real Estate Securities Fund (a)	382,634	2,579
High Yield Fund (a)	1,031,147	7,579
LargeCap Blend Fund II (a)	434,803	4,087
LargeCap Growth Fund II (a)	510,305	3,878
LargeCap Value Fund III (a)	355,718	3,457
Preferred Securities Fund (a)	1,193,783	11,186
SmallCap Growth Fund I (a),(b)	160,986	1,650
Small-MidCap Dividend Income Fund (a)	592,134	5,726
		$ 51,671

Principal Variable Contracts Funds, Inc. Class 1 - 75.27%
Diversified International Account (a)	468,045	5,205
Equity Income Account (a)	990,013	15,375
Government & High Quality Bond Account (a)	4,267,190	46,512
Income Account (a)	5,040,501	53,984
International Emerging Markets Account (a)	115,722	1,664
LargeCap Growth Account (a)	222,833	3,227
LargeCap Value Account (a)	158,892	3,845
MidCap Blend Account (a)	74,848	3,032
Principal Capital Appreciation Account (a)	179,952	3,844
Real Estate Securities Account (a)	121,739	1,752
Short-Term Income Account (a)	6,491,057	16,487
		$ 154,927
TOTAL INVESTMENT COMPANIES		$ 206,598
Total Investments		$ 206,598
Liabilities in Excess of Other Assets, Net - (0.37)%		$ (758)
TOTAL NET ASSETS - 100.00%		$ 205,840

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 15,519
Unrealized Depreciation	(1,874)
Net Unrealized Appreciation (Depreciation)	$ 13,645
Cost for federal income tax purposes	$ 192,953

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	65 .95%
Domestic Equity Funds	24 .23%
Specialty Funds	5.60%
International Equity Funds	4.59%
Liabilities in Excess of Other Assets, Net	(0.37)%
TOTAL NET ASSETS	100.00%

See accompanying notes

225

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	505,236	$ 5,066	9,262	$ 118	46,453	$ 593	468,045	$ 4,640
Equity Income Account	1,287,685	16,206	18,545	271	316,217	4,825	990,013	11,869
Global Diversified Income Fund	932,357	12,453	88,529	1,179	121,609	1,605	899,277	11,982
Global Real Estate Securities Fund	288,883	2,083	105,281	800	11,530	88	382,634	2,796
Government & High Quality Bond	4,694,825	47,186	466,286	4,895	893,921	9,522	4,267,190	42,754
Account
High Yield Fund	1,416,699	9,477	179,921	1,410	565,473	4,425	1,031,147	6,733
Income Account	4,708,069	45,966	717,654	7,516	385,222	4,012	5,040,501	49,381
International Emerging Markets	122,213	1,189	27,880	426	34,371	578	115,722	1,184
Account
LargeCap Blend Fund II	314,731	2,933	166,815	1,612	46,743	430	434,803	4,078
LargeCap Growth Account	135,731	1,143	90,709	1,368	3,607	54	222,833	2,482
LargeCap Growth Fund II	249,435	1,305	267,498	2,128	6,628	56	510,305	3,395
LargeCap Value Account	—	—	158,892	4,060	—	—	158,892	4,060
LargeCap Value Account III	770,384	5,956	3,578	35	773,962	7,930	—	—
LargeCap Value Fund III	—	—	421,046	4,569	65,328	614	355,718	3,855
MidCap Blend Account	83,779	2,207	5,069	192	14,000	559	74,848	1,957
Preferred Securities Fund	1,324,246	9,422	190,654	1,859	321,117	3,233	1,193,783	8,256
Principal Capital Appreciation	135,368	2,014	45,626	1,004	1,042	23	179,952	2,995
Account
Real Estate Securities Account	252,870	2,615	1,313	18	132,444	1,901	121,739	941
Short-Term Income Account	6,423,483	15,648	825,874	2,096	758,300	1,924	6,491,057	15,821
SmallCap Growth Fund I	63,723	638	97,263	1,077	—	—	160,986	1,715
SmallCap Value Fund	86,822	1,254	—	—	86,822	1,308	—	—
Small-MidCap Dividend Income Fund	—	—	592,134	5,869	—	—	592,134	5,869

		$ 184,761		$ 42,502		$ 43,680		$ 186,763

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 11		$ 49			$ —
Equity Income Account		82			217			—
Global Diversified Income Fund		684			(45)			37
Global Real Estate Securities Fund		70			1			—
Government & High Quality Bond Account		91			195			53
High Yield Fund		806			271			221
Income Account		202			(89)			—
International Emerging Markets Account		1			147			—
LargeCap Blend Fund II		52			(37)			—
LargeCap Growth Account		—			25			—
LargeCap Growth Fund II		22			18			321
LargeCap Value Account		—			—			—
LargeCap Value Account III		—			1,939			—
LargeCap Value Fund III		64			(100)			—
MidCap Blend Account		—			117			35
Preferred Securities Fund		743			208			39
Principal Capital Appreciation Account		3			—			22
Real Estate Securities Account		—			209			—
Short-Term Income Account		26			1			3
SmallCap Growth Fund I		—			—			88
SmallCap Value Fund		—			54			—
Small-MidCap Dividend Income Fund		135			—			—
	$ 2,992		$ 3,180			$ 819
All dollar amounts are shown in thousands (000's)

See accompanying notes

226

		Schedule of Investments
		SAM Strategic Growth Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 99.98%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 32.55%
Global Real Estate Securities Fund (a)	453,398	$ 3,056
LargeCap Blend Fund II (a)	902,217	8,481
LargeCap Growth Fund II (a)	989,763	7,522
LargeCap Value Fund III (a)	891,361	8,664
MidCap Growth Fund III (a),(b)	440,927	4,480
SmallCap Growth Fund I (a),(b)	782,692	8,022
SmallCap Value Fund II (a)	423,371	3,836
Small-MidCap Dividend Income Fund (a)	447,746	4,330
		$ 48,391

Principal Variable Contracts Funds, Inc. Class 1 - 67.43%
Diversified International Account (a)	1,584,309	17,617
Equity Income Account (a)	2,098,803	32,594
Government & High Quality Bond Account (a)	115,690	1,261
International Emerging Markets Account (a)	389,672	5,603
LargeCap Growth Account (a)	783,348	11,343
LargeCap Value Account (a)	264,905	6,411
MidCap Blend Account (a)	167,076	6,768
Principal Capital Appreciation Account (a)	836,035	17,858
Real Estate Securities Account (a)	53,789	774
		$ 100,229
TOTAL INVESTMENT COMPANIES		$ 148,620
Total Investments		$ 148,620
Other Assets in Excess of Liabilities, Net - 0.02%		$ 25
TOTAL NET ASSETS - 100.00%		$ 148,645

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 12,104
Unrealized Depreciation	(6,243)
Net Unrealized Appreciation (Depreciation)	$ 5,861
Cost for federal income tax purposes	$ 142,759

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	81 .45%
International Equity Funds	17 .68%
Fixed Income Funds	0.85%
Other Assets in Excess of Liabilities, Net	0.02%
TOTAL NET ASSETS	100.00%

See accompanying notes

227

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2011

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2010	2010		Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	1,647,428	$ 21,665		92,367 $	1,168	155,486	$ 1,863	1,584,309	$ 20,130
Equity Income Account	2,360,565	29,992		40,819	617	302,581	4,600	2,098,803	26,134
Global Real Estate Securities Fund	407,284	2,934		74,345	540	28,231	216	453,398	3,258
Government & High Quality Bond	69,702	742		45,988	493	—	—	115,690	1,235
Account
International Emerging Markets	410,310	6,458		30,423	503	51,061	895	389,672	5,898
Account
LargeCap Blend Fund II	781,418	7,194		227,701	2,206	106,902	983	902,217	8,332
LargeCap Growth Account	803,188	8,623		84,368	1,291	104,208	1,567	783,348	8,327
LargeCap Growth Fund II	729,589	4,480		278,705	2,239	18,531	151	989,763	6,559
LargeCap Value Account	—	—		264,905	6,818	—	—	264,905	6,818
LargeCap Value Account III	1,354,676	11,269		44,727	443	1,399,403	14,347	—	—
LargeCap Value Fund III	—	—		896,939	9,625	5,578	51	891,361	9,564
MidCap Blend Account	189,621	5,939		16,109	638	38,654	1,569	167,076	5,207
MidCap Growth Fund III	517,662	5,274		42,038	461	118,773	1,247	440,927	4,455
Principal Capital Appreciation	929,403	15,628		35,161	777	128,529	2,769	836,035	13,606
Account
Real Estate Securities Account	83,926	640		19,913	271	50,050	721	53,789	496
Short-Term Income Account	142	—		—	—	142	—	—	—
SmallCap Growth Fund I	682,589	7,047		133,038	1,446	32,935	367	782,692	8,102
SmallCap Value Fund	254,840	3,758		9,373	147	264,213	4,036	—	—
SmallCap Value Fund II	158,315	1,427		353,515	3,508	88,459	768	423,371	4,027
Small-MidCap Dividend Income Fund	—	—		447,746	4,416	—	—	447,746	4,416

		$ 133,070		$ 37,607			$ 36,150		$ 136,564

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Other Investment Companies
Diversified International Account	$ 37			$ (840)			$ —
Equity Income Account			170			125			—
Global Real Estate Securities Fund			85			—			—
Government & High Quality Bond Account			1			—			1
International Emerging Markets Account			4			(168)			—
LargeCap Blend Fund II			108			(85)			—
LargeCap Growth Account			—			(20)			—
LargeCap Growth Fund II			43			(9)			622
LargeCap Value Account			—			—			—
LargeCap Value Account III			—			2,635			—
LargeCap Value Fund III			157			(10)			—
MidCap Blend Account			—			199			90
MidCap Growth Fund III			—			(33)			—
Principal Capital Appreciation Account			16			(30)			114
Real Estate Securities Account			—			306			—
Short-Term Income Account			—			—			—
SmallCap Growth Fund I			—			(24)			430
SmallCap Value Fund			—			131			—
SmallCap Value Fund II			18			(140)			—
Small-MidCap Dividend Income Fund			102			—			—
	$ 741			$ 2,037			$ 1,257
All dollar amounts are shown in thousands (000's)

See accompanying notes

228

Schedule of Investments
Short-Term Income Account
December 31, 2011

	Principal			Principal
BONDS - 94.51%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Aerospace & Defense - 0.22%			Biotechnology - 1.43%
Raytheon Co			Amgen Inc
1.40%, 12/15/2014	$ 500	$ 502	1.88%, 11/15/2014	$ 500	$ 506
			2.30%, 06/15/2016	2,000	2,014
			Gilead Sciences Inc
Apparel - 0.65%			2.40%, 12/01/2014	750	764
VF Corp
1.24%, 08/23/2013(a)	1,500	1,503			$ 3,284
			Chemicals - 2.45%
Automobile Asset Backed Securities - 0.03%			Airgas Inc
Nissan Auto Receivables Owner Trust			3.25%, 10/01/2015	3,000	3,087
4.28%, 07/15/2013	69	70	Dow Chemical Co/The
			7.60%, 05/15/2014	2,250	2,544
					$ 5,631
Automobile Floor Plan Asset Backed Securities - 0.09%
Nissan Master Owner Trust Receivables			Commercial Services - 1.02%
1.43%, 01/15/2015(a),(b)	200	202	ERAC USA Finance LLC
			2.75%, 07/01/2013(b)	1,500	1,526
			5.60%, 05/01/2015(b)	750	820
Automobile Manufacturers - 1.08%					$ 2,346
Daimler Finance North America LLC
1.88%, 09/15/2014(b)	2,500	2,486	Computers - 1.64%
			Hewlett-Packard Co
			1.25%, 09/13/2013	1,500	1,481
Banks - 22.04%			4.25%, 02/24/2012	750	753
Bank of America Corp			International Business Machines Corp
4.50%, 04/01/2015	1,750	1,689	2.10%, 05/06/2013	1,500	1,531
Bank of New York Mellon Corp/The					$ 3,765
2.95%, 06/18/2015	3,060	3,173
Barclays Bank PLC			Diversified Financial Services - 9.91%
2.50%, 01/23/2013	2,125	2,116	American Express Credit Corp
Capital One Financial Corp			5.88%, 05/02/2013	2,000	2,102
2.13%, 07/15/2014	1,000	987	Caterpillar Financial Services Corp
Citigroup Inc			2.05%, 08/01/2016	500	513
5.50%, 08/27/2012	700	711	Countrywide Financial Corp
6.00%, 12/13/2013	2,000	2,070	5.80%, 06/07/2012	2,000	2,004
6.01%, 01/15/2015	500	522	FMR LLC
6.50%, 08/19/2013	1,750	1,822	4.75%, 03/01/2013(b)	3,000	3,076
Commonwealth Bank of Australia			FUEL Trust
2.13%, 03/17/2014(b)	2,500	2,493	3.98%, 06/15/2016(b)	3,500	3,500
3.75%, 10/15/2014(b)	1,750	1,803	General Electric Capital Corp
Goldman Sachs Group Inc/The			0.59%, 01/08/2016(a)	1,500	1,389
3.70%, 08/01/2015	1,500	1,470	1.23%, 01/07/2014(a)	2,000	1,971
5.25%, 10/15/2013	2,500	2,551	2.80%, 01/08/2013	2,500	2,548
6.00%, 05/01/2014	1,300	1,349	2.95%, 05/09/2016	500	514
HSBC Bank PLC			3.50%, 06/29/2015	500	524
3.50%, 06/28/2015(b)	2,500	2,520	Jefferies Group Inc
ING Bank NV			3.88%, 11/09/2015	1,500	1,327
2.38%, 06/09/2014(b)	1,750	1,706	MassMutual Global Funding II
4.00%, 03/15/2016(b)	3,250	3,140	2.30%, 09/28/2015(b)	1,500	1,506
JP Morgan Chase & Co			2.88%, 04/21/2014(b)	1,000	1,025
3.70%, 01/20/2015	2,400	2,488	Toyota Motor Credit Corp
5.38%, 10/01/2012	750	775	3.20%, 06/17/2015	750	789
Lloyds TSB Bank PLC					$ 22,788
4.88%, 01/21/2016	3,250	3,167
Morgan Stanley			Electric - 1.36%
2.88%, 01/24/2014	2,000	1,916	LG&E and KU Energy LLC
6.00%, 05/13/2014	2,000	2,020	2.13%, 11/15/2015	500	492
6.00%, 04/28/2015	500	501	Nisource Finance Corp
Santander US Debt SAU			6.15%, 03/01/2013	500	525
2.49%, 01/18/2013(b)	1,250	1,200	Oncor Electric Delivery Co LLC
Wachovia Corp			5.95%, 09/01/2013	1,250	1,338
0.82%, 06/15/2017(a)	2,750	2,481	6.38%, 05/01/2012	750	762
Wells Fargo & Co					$ 3,117
0.62%, 10/28/2015(a)	1,750	1,666	Finance - Mortgage Loan/Banker - 2.62%
3.68%, 06/15/2016(a)	500	523	Fannie Mae
4.38%, 01/31/2013	750	775	0.50%, 08/09/2013	2,000	2,005
Westpac Banking Corp			0.75%, 12/18/2013	2,000	2,008
2.25%, 11/19/2012	1,000	1,010	Freddie Mac
3.00%, 08/04/2015	2,000	2,023	1.00%, 08/27/2014	2,000	2,019
		$ 50,667			$ 6,032

See accompanying notes

229

Schedule of Investments
Short-Term Income Account
December 31, 2011

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Food - 1.11%			Insurance (continued)
Corn Products International Inc			Prudential Financial Inc	(continued)
3.20%, 11/01/2015	$ 1,500 $	1,550	5.15%, 01/15/2013	$ 500 $		518
Sara Lee Corp					$ 16,944
2.75%, 09/15/2015	500	504
TESCO PLC			Iron & Steel - 1.40%
2.00%, 12/05/2014(b)	500	505	ArcelorMittal
	$ 2,559		3.75%, 03/01/2016		1,500	1,424
			5.38%, 06/01/2013		500	512
Gas - 0.68%			Nucor Corp
Florida Gas Transmission Co LLC			5.00%, 12/01/2012		1,230	1,274
4.00%, 07/15/2015(b)	1,000	1,047			$ 3,210
Sempra Energy
6.00%, 02/01/2013	500	524	Manufactured Housing Asset Backed Securities - 0.04%
	$ 1,571		Green Tree Financial Corp
			7.70%, 09/15/2026		65	70
Home Equity Asset Backed Securities - 6.24%			Mid-State Trust
ACE Securities Corp			8.33%, 04/01/2030		28	28
0.63%, 05/25/2035(a)	930	812			$ 98
0.74%, 04/25/2035(a)	700	681
Aegis Asset Backed Securities Trust			Mining - 0.88%
0.77%, 03/25/2035(a)	529	518	Anglo American Capital PLC
			2.15%, 09/27/2013(b)		1,500	1,502
Bayview Financial Acquisition Trust
0.52%, 11/28/2036(a)	36	35	Teck Resources Ltd
0.92%, 05/28/2044(a)	1,130	1,039	3.15%, 01/15/2017		500	511
5.66%, 12/28/2036(a)	135	132			$ 2,013
6.04%, 11/28/2036	555	552	Mortgage Backed Securities - 8.96%
Bear Stearns Asset Backed Securities Trust			Adjustable Rate Mortgage Trust
0.62%, 12/25/2035(a)	854	677	1.09%, 03/25/2035(a)		169	167
Home Equity Asset Trust			1.43%, 02/25/2035(a)		19	17
0.72%, 10/25/2035(a)	29	29	Banc of America Alternative Loan Trust
0.76%, 10/25/2035(a)	1,000	715	5.00%, 12/25/2018		593	599
Mastr Asset Backed Securities Trust			Banc of America Funding Corp
0.54%, 10/25/2035(a)	207	197	4.75%, 09/25/2019		611	624
2.99%, 05/25/2033(a)	719	633	Banc of America Mortgage Securities Inc
Morgan Stanley ABS Capital I			4.75%, 02/25/2035		82	82
1.04%, 01/25/2035(a)	666	656	5.00%, 01/25/2019		434	450
New Century Home Equity Loan Trust			5.00%, 03/25/2020		324	324
0.77%, 07/25/2035(a)	4,500	3,825	5.00%, 08/25/2020		145	146
4.76%, 11/25/2033	42	41	5.00%, 05/25/2034		74	74
Residential Asset Securities Corp			5.25%, 10/25/2019		201	206
4.47%, 03/25/2032	744	736	5.25%, 10/25/2034		40	40
4.59%, 08/25/2031	44	44	BCAP LLC Trust
Terwin Mortgage Trust			5.25%, 06/26/2037(b)		234	234
0.67%, 01/25/2035(a),(b)	174	160	Bear Stearns Alt-A Trust
Wells Fargo Home Equity Trust			0.57%, 07/25/2035(a)		14	10
0.71%, 05/25/2034(a)	282	245	Bear Stearns Commercial Mortgage
5.00%, 05/25/2034	2,646	2,623	Securities
	$ 14,350		7.00%, 05/20/2030		653	664
Insurance - 7.37%			Cendant Mortgage Corp
			4.95%, 06/25/2034(a)		246	251
Aspen Insurance Holdings Ltd
6.00%, 08/15/2014	1,000	1,061	Chase Mortgage Finance Corp
Berkshire Hathaway Finance Corp			5.50%, 05/25/2035		68	68
1.50%, 01/10/2014	1,500	1,517	Citicorp Mortgage Securities Inc
			4.50%, 09/25/2034(a)		108	109
Berkshire Hathaway Inc
2.13%, 02/11/2013	1,250	1,271	5.25%, 02/25/2035		86	85
2.20%, 08/15/2016	2,000	2,059	Countrywide Alternative Loan Trust
MetLife Inc			6.00%, 02/25/2017		246	251
2.38%, 02/06/2014	1,500	1,521	Countrywide Asset-Backed Certificates
			0.57%, 11/25/2035(a)		8	7
Metropolitan Life Global Funding I
2.50%, 01/11/2013(b)	3,000	3,036	Countrywide Home Loan Mortgage Pass
2.88%, 09/17/2012(b)	250	253	Through Trust
			4.50%, 01/25/2019(a)		318	323
5.13%, 04/10/2013(b)	250	261
5.13%, 06/10/2014(b)	750	807	4.50%, 08/25/2033		207	208
New York Life Global Funding			4.75%, 01/25/2019		364	372
2.25%, 12/14/2012(b)	1,250	1,267	4.75%, 01/25/2019		338	345
3.00%, 05/04/2015(b)	750	785	5.00%, 11/25/2018		517	531
4.65%, 05/09/2013(b)	1,000	1,048	5.00%, 09/25/2019		364	374
5.25%, 10/16/2012(b)	750	778	5.00%, 06/25/2034		128	128
Prudential Financial Inc			5.00%, 08/25/2034		72	72
3.63%, 09/17/2012	750	762	5.25%, 10/25/2034		596	611

See accompanying notes

230

Schedule of Investments
Short-Term Income Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)			Oil & Gas Services - 1.62%
Credit Suisse First Boston Mortgage Securities			Schlumberger Investment SA
Corp			1.95%, 09/14/2016(b)	$ 1,500 $	1,518
1.25%, 05/25/2034(a)	$ 199	$ 175	Weatherford International Ltd/Bermuda
5.00%, 09/25/2019	86	85	5.50%, 02/15/2016	2,000	2,199
5.00%, 10/25/2019	512	516		$ 3,717
Fannie Mae
0.59%, 02/25/2032(a)	22	22	Other Asset Backed Securities - 1.84%
6.00%, 02/25/2031	234	235	Ameriquest Mortgage Securities Inc
			0.49%, 08/25/2035(a)	357	336
Freddie Mac
0.68%, 07/15/2023(a)	124	124	Carrington Mortgage Loan Trust
			0.57%, 12/25/2035(a)	500	481
0.73%, 06/15/2023(a)	29	29
			0.69%, 09/25/2035(a)	140	130
6.00%, 09/15/2029	14	14
Ginnie Mae			Citigroup Mortgage Loan Trust Inc
			0.72%, 07/25/2035(a)	150	125
4.50%, 08/20/2032	117	124
GMAC Mortgage Corp Loan Trust			Countrywide Asset-Backed Certificates
			0.69%, 08/25/2034(a)	231	229
5.25%, 07/25/2034	138	139	0.94%, 12/25/2034(a)	1,147	1,117
GSR Mortgage Loan Trust
0.59%, 03/25/2035(a)	412	406	Credit-Based Asset Servicing and
5.00%, 08/25/2019	277	281	Securitization LLC
			5.33%, 08/25/2035(a)	287	283
JP Morgan Mortgage Trust
5.00%, 09/25/2034	1,750	1,801	First Franklin Mortgage Loan Asset Backed
Mastr Adjustable Rate Mortgages Trust			Certificates
			0.57%, 10/25/2035(a)	1,020	971
0.73%, 08/25/2034(a)	224	216
MASTR Alternative Loans Trust			Green Tree Home Improvement Loan Trust
5.00%, 09/25/2019	1,075	1,088	7.45%, 09/15/2025	5	4
6.50%, 01/25/2019	246	261	Mastr Specialized Loan Trust
			1.54%, 11/25/2034(a),(b)	435	366
MASTR Asset Securitization Trust
0.79%, 01/25/2034(a)	55	55	Merrill Lynch First Franklin Mortgage Loan
5.00%, 12/25/2019	90	93	Trust
			0.99%, 10/25/2037(a)	132	130
5.25%, 12/25/2033	1,838	1,869
Prime Mortgage Trust			Securitized Asset Backed Receivables LLC
			0.59%, 10/25/2035(a)	52	46
4.75%, 11/25/2019	115	118
5.25%, 07/25/2020(a)	1,147	1,161		$ 4,218
Residential Accredit Loans Inc			Pharmaceuticals - 1.13%
5.00%, 12/26/2018	1,258	1,280	Abbott Laboratories
5.00%, 03/25/2019	395	400	2.70%, 05/27/2015	1,500	1,573
5.50%, 08/25/2033	374	381	Novartis Capital Corp
6.00%, 11/25/2032	143	143	2.90%, 04/24/2015	500	529
Residential Asset Securitization Trust			Sanofi
4.75%, 02/25/2019	614	619	1.20%, 09/30/2014	500	504
Structured Asset Securities Corp				$ 2,606
4.50%, 02/25/2033	102	103
WaMu Mortgage Pass Through Certificates			Pipelines - 0.69%
5.00%, 09/25/2018	192	197	Plains All American Pipeline LP / PAA
Wells Fargo Mortgage Backed Securities			Finance Corp
Trust			3.95%, 09/15/2015	1,500	1,588
0.54%, 05/25/2035(a)	339	328
4.50%, 08/25/2018	379	388	Real Estate - 0.46%
4.75%, 11/25/2018	196	202	WT Finance Aust Pty Ltd / Westfield Capital /
4.75%, 12/25/2018	181	185	WEA Finance LLC
5.00%, 11/25/2020	51	53	5.13%, 11/15/2014(b)	1,000	1,048
5.50%, 05/25/2035	128	127
		$ 20,590
			REITS - 7.29%
Oil & Gas - 5.59%			Arden Realty LP
BG Energy Capital PLC			5.25%, 03/01/2015	1,000	1,062
2.88%, 10/15/2016(b)	1,000	1,022	AvalonBay Communities Inc
BP Capital Markets PLC			5.50%, 01/15/2012	2,750	2,753
3.13%, 10/01/2015	1,000	1,047	BioMed Realty LP
3.63%, 05/08/2014	2,000	2,102	3.85%, 04/15/2016	1,500	1,480
5.25%, 11/07/2013	2,000	2,145	Duke Realty LP
Ensco PLC			6.25%, 05/15/2013	750	784
3.25%, 03/15/2016	1,750	1,785	ERP Operating LP
Petrobras International Finance Co - Pifco			5.50%, 10/01/2012	700	718
3.88%, 01/27/2016	1,750	1,803	6.63%, 03/15/2012	2,000	2,020
Shell International Finance BV			HCP Inc
3.10%, 06/28/2015	2,000	2,144	2.70%, 02/01/2014	400	400
Total Capital SA			Health Care REIT Inc
3.00%, 06/24/2015	750	793	5.88%, 05/15/2015	1,000	1,061
		$ 12,841	6.00%, 11/15/2013	2,500	2,623

See accompanying notes

231

     Schedule of Investments Short-Term Income Account December 31, 2011

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

REITS (continued)			Federal National Mortgage Association (FNMA) (continued)
Healthcare Realty Trust Inc			2.35%, 07/01/2034(a),(d)	$ 105	$ 110
5.13%, 04/01/2014	$ 1,250	$ 1,282	2.37%, 08/01/2034(a),(d)	46	48
Nationwide Health Properties Inc			2.38%, 02/01/2037(a),(d)	127	134
6.25%, 02/01/2013	2,500	2,582	2.39%, 12/01/2032(a),(d)	56	59
		$ 16,765	2.41%, 11/01/2032(a),(d)	14	14
			2.42%, 02/01/2035(a),(d)	14	15
Retail - 1.35%			2.49%, 01/01/2035(a),(d)	12	12
Wal-Mart Stores Inc			2.50%, 01/01/2035(a),(d)	76	80
1.50%, 10/25/2015	1,000	1,016	2.63%, 12/01/2033(a),(d)	33	33
1.63%, 04/15/2014	1,000	1,022	2.82%, 01/01/2019(a),(d)	1	1
2.88%, 04/01/2015	1,000	1,060	4.00%, 05/01/2019(d)	225	237
		$ 3,098	4.41%, 11/01/2035(a),(d)	5	5
Savings & Loans - 0.00%			5.61%, 04/01/2019(a),(d)	3	3
Washington Mutual Bank / Henderson NV			6.50%, 01/01/2014(d)	6	6
0.00%, 01/15/2013(c)	200	—	6.50%, 01/01/2014(d)	5	6
			8.00%, 05/01/2027(d)	53	61
			8.50%, 11/01/2017(d)	5	5
Software - 0.23%					$ 1,076
Microsoft Corp			Government National Mortgage Association (GNMA) -
2.95%, 06/01/2014	500	531	0.03%
			9.00%, 12/15/2020	5	6
Telecommunications - 2.70%			9.00%, 04/20/2025	1	1
AT&T Inc			10.00%, 02/15/2025	3	4
2.40%, 08/15/2016	500	510	10.00%, 12/15/2020	1	1
2.50%, 08/15/2015	1,000	1,036	10.00%, 04/15/2025	1	1
2.95%, 05/15/2016	1,000	1,042	11.00%, 12/15/2015	2	2
4.95%, 01/15/2013	900	938	11.00%, 12/15/2015	1	1
Verizon Communications Inc			10.00%, 09/15/2018	4	4
3.00%, 04/01/2016	1,250	1,309	10.00%, 09/15/2018	3	3
Verizon New Jersey Inc			10.00%, 02/15/2019	26	27
5.88%, 01/17/2012	1,375	1,377	10.00%, 06/15/2020	9	10
		$ 6,212	10.00%, 05/15/2020	11	12
					$ 72
Textiles - 0.21%
Mohawk Industries Inc			U.S. Treasury - 0.15%
7.20%, 04/15/2012	475	477	0.63%, 12/31/2012(e)	350	352

			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
Transportation - 0.18%			OBLIGATIONS		$ 1,639
United Parcel Service Inc
4.50%, 01/15/2013	400	417		Maturity
			REPURCHASE AGREEMENTS - 2.51%	Amount (000's)	Value (000's)

TOTAL BONDS		$ 217,246	Banks - 2.51%
	Principal		Investment in Joint Trading Account; Credit	$ 3,390	$ 3,390
MUNICIPAL BONDS - 0.11%	Amount (000's)	Value (000's)	Suisse Repurchase Agreement; 0.02%
			dated 12/30/11 maturing 01/03/12
New York - 0.07%			(collateralized by US Government
Housing Development Corp/NY FANNIE			Securities; $3,458,193; 0.00%; dated
MAE			05/15/12 - 08/15/41)
0.17%, 11/15/2031	$ 150	$ 150	Investment in Joint Trading Account; Deutsche	1,130	1,130
			Bank Repurchase Agreement; 0.05% dated
Ohio - 0.04%			12/30/11 maturing 01/03/12 (collateralized
City of Cleveland OH Airport System			by US Government Securities; $1,152,731;
Revenue			0.00% - 3.00%; dated 06/25/12 - 09/16/14)
0.14%, 01/01/2020	100	100	Investment in Joint Trading Account; Merrill	1,256	1,256
			Lynch Repurchase Agreement; 0.01%
TOTAL MUNICIPAL BONDS		$ 250	dated 12/30/11 maturing 01/03/12
U.S. GOVERNMENT & GOVERNMENT	Principal		(collateralized by US Government
AGENCY OBLIGATIONS - 0.71%	Amount (000's)	Value (000's)	Securities; $1,280,812; 0.00% - 5.38%;
Federal Home Loan Mortgage Corporation (FHLMC) -			dated 08/01/12 - 01/15/27)
0.06%					$ 5,776
2.29%, 11/01/2021(a),(d)	$ 3	$ 3	TOTAL REPURCHASE AGREEMENTS		$ 5,776
2.45%, 09/01/2035(a),(d)	85	90	Total Investments		$ 224,911
6.00%, 05/01/2017(d)	40	43	Other Assets in Excess of Liabilities, Net - 2.16%		$ 4,956
9.50%, 08/01/2016(d)	3	3	TOTAL NET ASSETS - 100.00%		$ 229,867
		$ 139

Federal National Mortgage Association (FNMA) - 0.47%			(a) Variable Rate. Rate shown is in effect at December 31, 2011.
1.94%, 04/01/2033(a),(d)	235	246
2.18%, 11/01/2022(a),(d)	1	1

See accompanying notes

232

Schedule of Investments Short-Term Income Account December 31, 2011

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $42,640 or 18.55% of net assets.
(c)	Non-Income Producing Security
(d)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $232 or 0.10% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 2,396
Unrealized Depreciation		(2,366)
Net Unrealized Appreciation (Depreciation)	$ 30
Cost for federal income tax purposes	$ 224,881

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		49 .58%
Mortgage Securities		9.52%
Asset Backed Securities		8.24%
Energy		7.90%
Basic Materials		4.73%
Consumer, Non-cyclical		4.69%
Consumer, Cyclical		3.29%
Government		2.77%
Communications		2.70%
Utilities		2.04%
Technology		1.87%
Industrial		0.40%
Insured		0.07%
Revenue Bonds		0.04%
Other Assets in Excess of Liabilities, Net		2.16%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short Contracts		Notional Value	Market Value	Appreciation/(Depreciation)
US 5 Year Note; March 2012	Short	200	$ 24,549	$ 24,652	$ (103)
Total					$ (103)

All dollar amounts are shown in thousands (000's)

See accompanying notes

233

Schedule of Investments SmallCap Blend Account December 31, 2011

COMMON STOCKS - 96.21%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 3.55%			Electric - 3.32%
Esterline Technologies Corp (a)	6,035	$ 338	Avista Corp	24,660	$ 635
HEICO Corp	5,852	342	IDACORP Inc	6,000	254
LMI Aerospace Inc (a)	4,370	77	NorthWestern Corp	9,860	353
Moog Inc (a)	14,510	637	Unisource Energy Corp	8,800	325
Triumph Group Inc	4,780	279			$ 1,567

		$ 1,673	Electronics - 1.90%
Airlines - 1.43%			ESCO Technologies Inc	13,950	401
Alaska Air Group Inc (a)	8,970	674	FEI Co (a)	2,100	86
			OSI Systems Inc (a)	8,350	407

Apparel - 0.69%					$ 894
Steven Madden Ltd (a)	9,486	327	Entertainment - 0.40%
			Scientific Games Corp (a)	19,436	188
Automobile Parts & Equipment - 1.19%
Dana Holding Corp (a)	21,490	261	Food - 1.61%
Standard Motor Products Inc	14,920	299	Fresh Del Monte Produce Inc	16,290	407
		$ 560	TreeHouse Foods Inc (a)	5,380	352

Banks - 4.53%					$ 759
Bank of the Ozarks Inc	11,265	334	Forest Products & Paper - 0.68%
Cathay General Bancorp	6,890	103	Domtar Corp	4,030	322
Columbia Banking System Inc	8,890	171
First of Long Island Corp/The	2,700	71
Hancock Holding Co	3,500	112	Gas - 0.80%
National Penn Bancshares Inc	10,640	90	Southwest Gas Corp	8,920	379
NBT Bancorp Inc	3,820	85
SVB Financial Group (a)	13,720	654	Healthcare - Products - 2.57%
Webster Financial Corp	18,790	383	Cantel Medical Corp	8,100	226
WesBanco Inc	6,800	132	Cepheid Inc (a)	2,630	91
		$ 2,135	CONMED Corp (a)	10,240	263
			Greatbatch Inc (a)	11,920	263
Biotechnology - 1.51%			MAKO Surgical Corp (a)	1,370	35
Cubist Pharmaceuticals Inc (a)	4,450	176
			Orthofix International NV (a)	9,454	333
Cytokinetics Inc (a)	56,874	55
Incyte Corp (a)	3,890	58			$ 1,211
Momenta Pharmaceuticals Inc (a)	8,241	143	Healthcare - Services - 4.52%
NewLink Genetics Corp (a)	3,620	26	AMERIGROUP Corp (a)	8,180	483
RTI Biologics Inc (a)	41,000	182	Centene Corp (a)	4,860	192
Seattle Genetics Inc (a)	4,290	72	Gentiva Health Services Inc (a)	11,954	81
		$ 712	HealthSouth Corp (a)	32,620	576
			Magellan Health Services Inc (a)	9,720	481
Chemicals - 2.01%			WellCare Health Plans Inc (a)	6,050	318
Kraton Performance Polymers Inc (a)	8,893	181
Kronos Worldwide Inc	13,420	242			$ 2,131
WR Grace & Co (a)	11,439	525	Holding Companies - Diversified - 0.43%
		$ 948	Primoris Services Corp	13,444	201

Commercial Services - 4.51%
Huron Consulting Group Inc (a)	12,641	490	Insurance - 2.89%
ITT Educational Services Inc (a)	3,240	184	CNO Financial Group Inc (a)	9,850	62
Kenexa Corp (a)	10,943	292	Delphi Financial Group Inc	9,460	419
On Assignment Inc (a)	21,820	244	Montpelier Re Holdings Ltd ADR	32,310	574
PAREXEL International Corp (a)	14,760	306	Protective Life Corp	11,400	257
RSC Holdings Inc (a)	33,080	612	Validus Holdings Ltd	1,640	52
		$ 2,128			$ 1,364

Computers - 3.40%			Internet - 3.73%
CACI International Inc (a)	5,660	316	Ancestry.com Inc (a)	8,985	206
CIBER Inc (a)	45,130	174	comScore Inc (a)	11,060	234
Fortinet Inc (a)	13,120	286	Liquidity Services Inc (a)	15,460	571
Manhattan Associates Inc (a)	13,480	546	TIBCO Software Inc (a)	21,490	514
Syntel Inc	6,030	282	Vocus Inc (a)	10,700	236
		$ 1,604			$ 1,761

Consumer Products - 0.62%			Iron & Steel - 0.41%
Prestige Brands Holdings Inc (a)	25,830	291	Schnitzer Steel Industries Inc	4,580	194

Diversified Financial Services - 2.25%			Leisure Products & Services - 1.13%
Calamos Asset Management Inc	15,550	194	Polaris Industries Inc	9,480	531
Knight Capital Group Inc (a)	48,230	570
MarketAxess Holdings Inc	9,790	295
		$ 1,059

See accompanying notes

234

Schedule of Investments SmallCap Blend Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Machinery - Diversified - 2.23%			Retail (continued)
Applied Industrial Technologies Inc	8,230	$ 289	Red Robin Gourmet Burgers Inc (a)	18,970	$ 526
Chart Industries Inc (a)	8,580	464	Sally Beauty Holdings Inc (a)	17,650	373
Robbins & Myers Inc	6,132	298	Susser Holdings Corp (a)	9,030	204
		$ 1,051			$ 4,185

Metal Fabrication & Hardware - 0.94%			Savings & Loans - 1.53%
RBC Bearings Inc (a)	10,640	444	Investors Bancorp Inc (a)	13,440	181
			Oritani Financial Corp	20,350	260

Mining - 0.86%			Provident Financial Services Inc	20,880	280
Hecla Mining Co	37,860	198			$ 721
Kaiser Aluminum Corp	4,480	206	Semiconductors - 2.72%
		$ 404	Entegris Inc (a)	50,590	441
			IXYS Corp (a)	14,310	155
Miscellaneous Manufacturing - 1.75%			Lattice Semiconductor Corp (a)	58,130	345
AZZ Inc	6,340	288
Colfax Corp (a)	11,190	319	MKS Instruments Inc	3,110	87
			Rudolph Technologies Inc (a)	27,590	256
Sturm Ruger & Co Inc	6,556	219
		$ 826			$ 1,284

Oil & Gas - 5.16%			Software - 3.25%
			Computer Programs & Systems Inc	3,670	187
Berry Petroleum Co	9,840	413	Digi International Inc (a)	9,490	106
Callon Petroleum Co (a)	41,800	208
			MedQuist Holdings Inc (a)	9,215	89
Energy XXI Bermuda Ltd (a)	18,810	600
			MicroStrategy Inc (a)	3,620	392
GeoResources Inc (a)	23,480	688
			SYNNEX Corp (a)	9,810	299
Gulfport Energy Corp (a)	9,910	292
			Taleo Corp (a)	11,880	460
Parker Drilling Co (a)	32,379	232
		$ 2,433			$ 1,533
			Telecommunications - 4.42%
Oil & Gas Services - 1.71%			Arris Group Inc (a)	39,109	423
C&J Energy Services Inc (a)	17,568	367
Newpark Resources Inc (a)	29,880	284	Consolidated Communications Holdings Inc	11,720	223
Pioneer Drilling Co (a)	16,191	157	InterDigital Inc	6,840	298
			Plantronics Inc	16,830	600
		$ 808	RF Micro Devices Inc (a)	54,340	294
Packaging & Containers - 0.78%			Windstream Corp	21,058	247
Rock-Tenn Co	6,340	366			$ 2,085

			Textiles - 0.45%
Pharmaceuticals - 2.06%			G&K Services Inc	7,270	212
Alkermes PLC (a)	4,130	72
Array BioPharma Inc (a)	28,280	61
			Transportation - 0.68%
Medicis Pharmaceutical Corp	2,660	88	Atlas Air Worldwide Holdings Inc (a)	8,400	323
Onyx Pharmaceuticals Inc (a)	2,590	114
Questcor Pharmaceuticals Inc (a)	4,280	178
Salix Pharmaceuticals Ltd (a)	6,750	323	TOTAL COMMON STOCKS		$ 45,370
Viropharma Inc (a)	4,970	136		Maturity
		$ 972	REPURCHASE AGREEMENTS - 2.40%	Amount (000's)	Value (000's)

Private Equity - 0.57%			Banks - 2.40%
American Capital Ltd (a)	39,780	268	Investment in Joint Trading Account; Credit	$ 664	$ 664
			Suisse Repurchase Agreement; 0.02%
			dated 12/30/11 maturing 01/03/12
REITS - 8.15%			(collateralized by US Government
CBL & Associates Properties Inc	44,700	702	Securities; $677,361; 0.00%; dated
Coresite Realty Corp	8,713	155	05/15/12 - 08/15/41)
EastGroup Properties Inc	7,030	306	Investment in Joint Trading Account; Deutsche	221	221
Education Realty Trust Inc	52,470	537	Bank Repurchase Agreement; 0.05% dated
Extra Space Storage Inc	14,500	351	12/30/11 maturing 01/03/12 (collateralized
Kilroy Realty Corp	18,340	698	by US Government Securities; $225,787;
Post Properties Inc	13,530	592	0.00% - 3.00%; dated 06/25/12 - 09/16/14)
PS Business Parks Inc	4,020	223	Investment in Joint Trading Account; Merrill	246	246
Retail Opportunity Investments Corp	23,520	278	Lynch Repurchase Agreement; 0.01%
		$ 3,842	dated 12/30/11 maturing 01/03/12
			(collateralized by US Government
Retail - 8.87%
ANN INC (a)	10,380	257	Securities; $250,874; 0.00% - 5.38%; dated
			08/01/12 - 01/15/27)
Brinker International Inc	23,110	618			$ 1,131
Cash America International Inc	5,230	244
Coinstar Inc (a)	9,650	440	TOTAL REPURCHASE AGREEMENTS		$ 1,131
Conn's Inc (a)	13,050	145	Total Investments		$ 46,501
DSW Inc	7,760	343	Other Assets in Excess of Liabilities, Net - 1.39%		$ 654
Finish Line Inc/The	15,280	295	TOTAL NET ASSETS - 100.00%		$ 47,155
Liz Claiborne Inc (a)	11,820	102
Pier 1 Imports Inc (a)	45,760	638

See accompanying notes

235

Schedule of Investments
SmallCap Blend Account
December 31, 2011

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 7,880
Unrealized Depreciation		(2,270)
Net Unrealized Appreciation (Depreciation)	$ 5,610
Cost for federal income tax purposes	$ 40,891

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		22 .32%
Consumer, Non-cyclical		17 .40%
Consumer, Cyclical		14 .16%
Industrial		11 .83%
Technology		9.37%
Communications		8.15%
Energy		6.87%
Utilities		4.12%
Basic Materials		3.96%
Diversified		0.43%
Other Assets in Excess of Liabilities, Net		1.39%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2012	Long	7	$ 500	$ 517	$ 17
Total					$ 17

All dollar amounts are shown in thousands (000's)

See accompanying notes

236

     Schedule of Investments SmallCap Growth Account II

December 31, 2011

COMMON STOCKS - 91.27%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.00%			Biotechnology - 2.24%
Marchex Inc	284	$ 2	Acorda Therapeutics Inc (a)	828	$ 20
			Alnylam Pharmaceuticals Inc (a)	1,209	10
			Ariad Pharmaceuticals Inc (a)	2,439	30
Aerospace & Defense - 1.77%			Arqule Inc (a)	1,717	10
AAR Corp	325	6	Astex Pharmaceuticals (a)	104	—
Aerovironment Inc (a)	313	10
			Complete Genomics Inc (a)	320	1
Astronics Corp (a)	334	12
			Cubist Pharmaceuticals Inc (a)	1,259	50
Cubic Corp	226	10	Emergent Biosolutions Inc (a)	788	13
GenCorp Inc (a)	1,387	7
			Enzo Biochem Inc (a)	115	—
HEICO Corp	916	54	Enzon Pharmaceuticals Inc (a)	96	1
Kaman Corp	305	8	Exelixis Inc (a)	2,686	13
LMI Aerospace Inc (a)	147	3
			Geron Corp (a)	926	1
Moog Inc (a)	141	6
			GTx Inc (a)	708	2
National Presto Industries Inc	99	9	Halozyme Therapeutics Inc (a)	1,522	14
Orbital Sciences Corp (a)	832	12
			Immunogen Inc (a)	1,129	13
Teledyne Technologies Inc (a)	226	13
			Immunomedics Inc (a)	2,129	7
Triumph Group Inc	12,685	741	Incyte Corp (a)	18,222	274
		$ 891	Inhibitex Inc (a)	18,566	203
Agriculture - 0.02%			InterMune Inc (a)	526	7
Vector Group Ltd	597	11	Lexicon Pharmaceuticals Inc (a)	1,915	2
			Ligand Pharmaceuticals Inc (a)	638	8
			Medicines Co/The (a)	630	12
Airlines - 0.04%			Momenta Pharmaceuticals Inc (a)	947	16
Alaska Air Group Inc (a)	62	5
			NPS Pharmaceuticals Inc (a)	35,077	231
Allegiant Travel Co (a)	323	17
			Nymox Pharmaceutical Corp (a)	505	4
		$ 22	PDL BioPharma Inc	2,420	15
Apparel - 1.14%			Peregrine Pharmaceuticals Inc (a)	2,573	3
Carter's Inc (a)	788	31	PharmAthene Inc (a)	1,137	1
Crocs Inc (a)	26,827	396	Sangamo Biosciences Inc (a)	1,770	5
Maidenform Brands Inc (a)	484	9	Seattle Genetics Inc (a)	2,044	34
Oxford Industries Inc	271	12	Sequenom Inc (a)	26,039	116
Steven Madden Ltd (a)	790	27	Sunesis Pharmaceuticals Inc (a)	859	1
True Religion Apparel Inc (a)	533	19	Trius Therapeutics Inc (a)	247	2
Warnaco Group Inc/The (a)	786	39	Vical Inc (a)	2,069	9
Wolverine World Wide Inc	1,053	38			$ 1,128
		$ 571	Building Materials - 0.04%
Automobile Manufacturers - 0.02%			Eagle Materials Inc	668	17
Wabash National Corp (a)	1,266	10	Interline Brands Inc (a)	86	2
					$ 19

Automobile Parts & Equipment - 0.25%			Chemicals - 1.34%
Cooper Tire & Rubber Co	1,152	16	A Schulman Inc	51	1
Dana Holding Corp (a)	2,532	31	American Vanguard Corp	116	2
Dorman Products Inc (a)	351	13	Balchem Corp	618	25
Meritor Inc (a)	2,079	11	Chemtura Corp (a)	1,050	12
Tenneco Inc (a)	1,284	38	Hawkins Inc	279	10
Titan International Inc	924	18	HB Fuller Co	105	2
		$ 127	Innophos Holdings Inc	468	23
			Innospec Inc (a)	448	13
Banks - 3.11%			KMG Chemicals Inc	203	4
Arrow Financial Corp	22	1	Kraton Performance Polymers Inc (a)	10,683	216
Bank of the Ozarks Inc	12,040	357	NewMarket Corp	1,527	302
Bridge Bancorp Inc	74	1	Oil-Dri Corp of America	27	1
Bryn Mawr Bank Corp	89	2	Olin Corp	1,028	20
First Financial Bankshares Inc	361	12	PolyOne Corp	1,434	17
Signature Bank/New York NY (a)	8,805	528
			Quaker Chemical Corp	313	12
SVB Financial Group (a)	307	15	TPC Group Inc (a)	275	6
SY Bancorp Inc	63	1	Zep Inc	713	10
Taylor Capital Group Inc (a)	112	1
Texas Capital Bancshares Inc (a)	9,411	288			$ 676
Trustco Bank Corp NY	137	1	Coal - 0.06%
Walker & Dunlop Inc (a)	27,022	339	Cloud Peak Energy Inc (a)	403	8
Westamerica Bancorporation	338	15	Hallador Energy Co	122	1
		$ 1,561	Patriot Coal Corp (a)	1,827	16
			SunCoke Energy Inc (a)	206	2
Beverages - 0.08%			Westmoreland Coal Co (a)	86	1
Boston Beer Co Inc/The (a)	177	19
					$ 28
Coca-Cola Bottling Co Consolidated	148	9
Peet's Coffee & Tea Inc (a)	238	15	Commercial Services - 2.48%
		$ 43	ABM Industries Inc	479	10
			Acacia Research - Acacia Technologies (a)	790	29

See accompanying notes

237

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Commercial Services (continued)
Accretive Health Inc (a)	840	$ 19	Wright Express Corp (a)	713	$ 39
Advance America Cash Advance Centers Inc	226	2			$ 1,244
Advisory Board Co/The (a)	287	21
American Public Education Inc (a)	379	16	Computers - 2.45%
			3D Systems Corp (a)	22,685	326
AMN Healthcare Services Inc (a)	586	3
			CACI International Inc (a)	64	4
Arbitron Inc	576	20	Computer Task Group Inc (a)	343	5
AVEO Pharmaceuticals Inc (a)	641	11
			Digimarc Corp (a)	212	5
Avis Budget Group Inc (a)	2,307	25
			Dot Hill Systems Corp (a)	481	1
Bridgepoint Education Inc (a)	604	14
			Echelon Corp (a)	1,136	6
Capella Education Co (a)	307	11
			Electronics for Imaging Inc (a)	105	1
Cardtronics Inc (a)	930	25
			Fortinet Inc (a)	23,170	505
Cenveo Inc (a)	953	3
Chemed Corp	446	23	j2 Global Inc	1,015	29
Consolidated Graphics Inc (a)	197	9	Jack Henry & Associates Inc	1,906	64
			LivePerson Inc (a)	1,133	14
Corporate Executive Board Co	640	24	Manhattan Associates Inc (a)	462	19
Corvel Corp (a)	200	10
			Maxwell Technologies Inc (a)	513	8
CoStar Group Inc (a)	468	31
			Mentor Graphics Corp (a)	793	11
CRA International Inc (a)	59	1
			Mitek Systems Inc (a)	14,115	102
Deluxe Corp	1,127	26
DFC Global Corp (a)	899	16	MTS Systems Corp	356	15
			NCI Inc (a)	44	1
Dollar Thrifty Automotive Group Inc (a)	635	45
			Netscout Systems Inc (a)	824	14
Electro Rent Corp	250	4	Silicon Graphics International Corp (a)	688	8
ExamWorks Group Inc (a)	881	8
			STEC Inc (a)	1,330	11
ExlService Holdings Inc (a)	369	8
			Stratasys Inc (a)	383	12
Forrester Research Inc	273	9	Super Micro Computer Inc (a)	908	14
Grand Canyon Education Inc (a)	616	10
			SYKES Enterprises Inc (a)	139	2
Hackett Group Inc/The (a)	550	2
			Synaptics Inc (a)	715	22
Healthcare Services Group Inc	1,220	22
Heartland Payment Systems Inc	851	21	Syntel Inc	339	16
			Unisys Corp (a)	579	11
Hillenbrand Inc	1,325	30	Virtusa Corp (a)	489	7
HMS Holdings Corp (a)	1,795	57
Huron Consulting Group Inc (a)	457	18			$ 1,233
ICF International Inc (a)	225	6	Consumer Products - 0.04%
Insperity Inc	480	12	American Greetings Corp	72	1
Intersections Inc	299	3	AT Cross Co (a)	285	3
K12 Inc (a)	482	9	WD-40 Co	345	14
Kenexa Corp (a)	489	13
Kforce Inc (a)	968	12			$ 18
Korn/Ferry International (a)	80	1	Cosmetics & Personal Care - 0.05%
Landauer Inc	198	10	Elizabeth Arden Inc (a)	403	15
Matthews International Corp	384	12	Inter Parfums Inc	520	8
MAXIMUS Inc	766	32			$ 23
Medifast Inc (a)	466	6
MoneyGram International Inc (a)	313	6	Distribution & Wholesale - 3.46%
			Beacon Roofing Supply Inc (a)	1,008	20
Monro Muffler Brake Inc	647	25	Brightpoint Inc (a)	956	10
Multi-Color Corp	17	—	Core-Mark Holding Co Inc	50	2
National American University Holdings Inc	287	2	Houston Wire & Cable Co	600	8
National Research Corp	50	2	MWI Veterinary Supply Inc (a)	14,280	949
On Assignment Inc (a)	138	2
PAREXEL International Corp (a)	10,989	228	Owens & Minor Inc	1,090	30
PRGX Global Inc (a)	628	4	Pool Corp	1,023	31
			Scansource Inc (a)	127	5
Providence Service Corp/The (a)	84	1
			Titan Machinery Inc (a)	161	4
Quad/Graphics Inc	73	1	United Stationers Inc	653	21
Rollins Inc	1,393	31	Watsco Inc	521	34
RPX Corp (a)	313	4
			WESCO International Inc (a)	11,790	625
ServiceSource International Inc (a)	326	5
Sotheby's	1,427	41			$ 1,739
Standard Parking Corp (a)	535	10	Diversified Financial Services - 0.77%
Steiner Leisure Ltd (a)	310	14	Aircastle Ltd	188	2
Strayer Education Inc	255	25	Apollo Residential Mortgage Inc	232	4
Team Health Holdings Inc (a)	547	12	Artio Global Investors Inc	933	5
Team Inc (a)	406	12	BGC Partners Inc	1,516	9
TeleTech Holdings Inc (a)	579	9	Cohen & Steers Inc	479	14
TMS International Corp (a)	167	2	Credit Acceptance Corp (a)	133	11
TNS Inc (a)	554	10	Diamond Hill Investment Group Inc	86	6
Transcend Services Inc (a)	281	7	Duff & Phelps Corp	986	14
TrueBlue Inc (a)	947	13	Encore Capital Group Inc (a)	526	11
United Rentals Inc (a)	341	10	Epoch Holding Corp	499	11
Universal Technical Institute Inc (a)	690	9	Evercore Partners Inc - Class A	439	12
Valassis Communications Inc (a)	1,026	20	Financial Engines Inc (a)	8,217	184
Viad Corp	86	1	GAMCO Investors Inc	138	6

See accompanying notes

238

Schedule of Investments SmallCap Growth Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Diversified Financial Services (continued)			Entertainment - 1.39%
Higher One Holdings Inc (a)	568	$ 11	Bluegreen Corp (a)	21,147	$ 59
MarketAxess Holdings Inc	601	18	Churchill Downs Inc	106	6
Portfolio Recovery Associates Inc (a)	358	24	Cinemark Holdings Inc	1,791	33
Pzena Investment Management Inc	259	1	National CineMedia Inc	1,171	15
Stifel Financial Corp (a)	444	14	Shuffle Master Inc (a)	45,400	532
Westwood Holdings Group Inc	200	7	Six Flags Entertainment Corp	770	32
World Acceptance Corp (a)	317	23	Vail Resorts Inc	523	22
		$ 387			$ 699

Electric - 0.01%			Environmental Control - 0.32%
Atlantic Power Corp	169	3	Calgon Carbon Corp (a)	798	12
Genie Energy Ltd	410	3	Clean Harbors Inc (a)	1,029	66
		$ 6	Darling International Inc (a)	2,469	33
			EnergySolutions Inc (a)	554	2
Electrical Components & Equipment - 0.32%			Fuel Tech Inc (a)	561	4
Acuity Brands Inc	800	43	Metalico Inc (a)	739	2
Belden Inc	891	30	Mine Safety Appliances Co	595	20
Coleman Cable Inc (a)	273	2
			Tetra Tech Inc (a)	406	9
EnerSys (a)	498	13
			TRC Cos Inc (a)	565	3
Generac Holdings Inc (a)	295	8
			US Ecology Inc	562	10
Graham Corp	318	7			$ 161
Littelfuse Inc	444	19
Power-One Inc (a)	2,081	8	Food - 1.22%
Universal Display Corp (a)	707	26	Arden Group Inc	26	2
Vicor Corp	663	5	B&G Foods Inc	578	14
		$ 161	Cal-Maine Foods Inc	34	1
			Chefs' Warehouse Inc/The (a)	6,470	115
Electronics - 3.23%			Diamond Foods Inc	1,882	61
American Science & Engineering Inc	168	12	Dole Food Co Inc (a)	218	2
Analogic Corp	195	11	Fresh Market Inc/The (a)	6,441	257
Badger Meter Inc	407	12	Hain Celestial Group Inc (a)	283	10
Brady Corp	129	4	J&J Snack Foods Corp	292	15
Coherent Inc (a)	398	21
Cymer Inc (a)	255	13	Lancaster Colony Corp	398	28
			Lifeway Foods Inc (a)	147	1
Daktronics Inc	204	2	Ruddick Corp	559	24
DDi Corp	176	2	Smart Balance Inc (a)	915	5
Electro Scientific Industries Inc	89	1	Tootsie Roll Industries Inc	406	10
ESCO Technologies Inc	220	6	TreeHouse Foods Inc (a)	439	29
FARO Technologies Inc (a)	22,131	1,018
			United Natural Foods Inc (a)	1,018	41
FEI Co (a)	793	32
II-VI Inc (a)	19,269	354			$ 615
Kemet Corp (a)	84	1	Forest Products & Paper - 1.14%
LeCroy Corp (a)	527	4	Deltic Timber Corp	232	14
Measurement Specialties Inc (a)	484	14	Neenah Paper Inc	246	6
Multi-Fineline Electronix Inc (a)	49	1	Schweitzer-Mauduit International Inc	8,308	552
Newport Corp (a)	383	5	Xerium Technologies Inc (a)	372	2
OSI Systems Inc (a)	335	16			$ 574
Plexus Corp (a)	715	20
Rofin-Sinar Technologies Inc (a)	435	10	Gas - 0.02%
SRS Labs Inc (a)	390	2	South Jersey Industries Inc	174	10
TTM Technologies Inc (a)	401	4
Viasystems Group Inc (a)	10	—	Hand & Machine Tools - 0.04%
Watts Water Technologies Inc	83	3	Franklin Electric Co Inc	476	21
Woodward Inc	1,141	47
Zagg Inc (a)	717	5
Zygo Corp (a)	79	1	Healthcare - Products - 3.23%
			Abaxis Inc (a)	462	13
		$ 1,621	ABIOMED Inc (a)	673	12
Energy - Alternate Sources - 0.24%			Align Technology Inc (a)	1,299	31
Clean Energy Fuels Corp (a)	902	11	ArthroCare Corp (a)	560	18
FutureFuel Corp	217	3	AtriCure Inc (a)	452	5
Gevo Inc (a)	17,361	109	Bacterin International Holdings Inc (a)	722	2
		$ 123	Biolase Technology Inc (a)	228	1
			CardioNet Inc (a)	246	1
Engineering & Construction - 0.10%			Cepheid Inc (a)	1,297	45
Argan Inc	35	—	Chindex International Inc (a)	171	1
Dycom Industries Inc (a)	188	4
			Columbia Laboratories Inc (a)	1,906	5
Exponent Inc (a)	306	14
			Conceptus Inc (a)	1,055	13
MasTec Inc (a)	1,242	22
			CryoLife Inc (a)	78	—
Mistras Group Inc (a)	479	12
			Cyberonics Inc (a)	582	20
		$ 52	DexCom Inc (a)	1,420	13
			Endologix Inc (a)	908	10

See accompanying notes

239

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Holding Companies - Diversified - 0.02%
Exactech Inc (a)	179	$ 3	Primoris Services Corp	749	$ 11
Genomic Health Inc (a)	389	10
Greatbatch Inc (a)	11,946	264
Haemonetics Corp (a)	539	33	Home Furnishings - 0.43%
			DTS Inc/CA (a)	398	11
Hanger Orthopedic Group Inc (a)	564	11
Hansen Medical Inc (a)	1,522	4	Ethan Allen Interiors Inc	277	6
			Select Comfort Corp (a)	1,029	22
HeartWare International Inc (a)	216	15
			Skullcandy Inc (a)	11,797	148
ICU Medical Inc (a)	99	4
			TiVo Inc (a)	2,633	24
Insulet Corp (a)	853	16
			Universal Electronics Inc (a)	186	3
Integra LifeSciences Holdings Corp (a)	438	14
Invacare Corp	53	1			$ 214
IRIS International Inc (a)	408	4	Housewares - 0.02%
Kensey Nash Corp	278	5	Libbey Inc (a)	638	8
Luminex Corp (a)	776	17
MAKO Surgical Corp (a)	672	17
Masimo Corp (a)	1,103	21	Insurance - 0.02%
Medical Action Industries Inc (a)	230	1	Amtrust Financial Services Inc	98	3
Medtox Scientific Inc (a)	243	3	Crawford & Co	839	5
Merge Healthcare Inc (a)	1,692	8			$ 8
Meridian Bioscience Inc	842	16	Internet - 4.46%
Merit Medical Systems Inc (a)	20,128	269	AboveNet Inc (a)	7,765	505
Natus Medical Inc (a)	484	5	Ancestry.com Inc (a)	681	16
NuVasive Inc (a)	812	10	Blue Coat Systems Inc (a)	521	13
NxStage Medical Inc (a)	945	17	Blue Nile Inc (a)	266	11
OraSure Technologies Inc (a)	1,512	14	Boingo Wireless Inc (a)	138	1
Orthofix International NV (a)	379	13	BroadSoft Inc (a)	497	15
PSS World Medical Inc (a)	1,174	28	Cogent Communications Group Inc (a)	946	16
Quidel Corp (a)	596	9	comScore Inc (a)	592	12
Rockwell Medical Technologies Inc (a)	522	4	Constant Contact Inc (a)	546	13
Sirona Dental Systems Inc (a)	2,770	122	DealerTrack Holdings Inc (a)	655	18
SonoSite Inc (a)	315	17	Dice Holdings Inc (a)	1,573	13
Spectranetics Corp (a)	1,128	8	eResearchTechnology Inc (a)	814	4
STAAR Surgical Co (a)	1,021	11	Global Sources Ltd (a)	359	2
STERIS Corp	1,099	33	HealthStream Inc (a)	493	9
Symmetry Medical Inc (a)	295	2	InfoSpace Inc (a)	148	2
Synergetics USA Inc (a)	715	5	Internap Network Services Corp (a)	1,457	9
Synovis Life Technologies Inc (a)	362	10	IntraLinks Holdings Inc (a)	1,049	6
Tornier NV (a)	340	6	Keynote Systems Inc	448	9
Unilife Corp (a)	1,839	6	Liquidity Services Inc (a)	414	15
Uroplasty Inc (a)	575	2	LoopNet Inc (a)	537	10
Vascular Solutions Inc (a)	556	6	NIC Inc	1,381	18
Volcano Corp (a)	1,097	26	Nutrisystem Inc	9,155	118
West Pharmaceutical Services Inc	385	15	OpenTable Inc (a)	506	20
Young Innovations Inc	60	2	QuinStreet Inc (a)	106	1
Zoll Medical Corp (a)	5,164	326	Rackspace Hosting Inc (a)	9,000	387
		$ 1,623	S1 Corp (a)	276	3
			Saba Software Inc (a)	7,915	62
Healthcare - Services - 1.33%
Acadia Healthcare Co Inc (a)	9,569	95	Sapient Corp	2,379	30
			Shutterfly Inc (a)	539	12
Air Methods Corp (a)	210	18
			Sourcefire Inc (a)	12,464	404
Alliance HealthCare Services Inc (a)	866	1
			SPS Commerce Inc (a)	272	7
Bio-Reference Labs Inc (a)	798	13
			Stamps.com Inc (a)	342	9
Capital Senior Living Corp (a)	284	2
			TechTarget Inc (a)	336	2
Centene Corp (a)	656	26
			TeleCommunication Systems Inc (a)	660	1
Emeritus Corp (a)	613	11
			TIBCO Software Inc (a)	15,586	373
Ensign Group Inc/The	551	14	Travelzoo Inc (a)	179	4
HealthSouth Corp (a)	2,710	48
			ValueClick Inc (a)	1,737	28
Healthspring Inc (a)	771	42
			VASCO Data Security International Inc (a)	869	6
IPC The Hospitalist Co Inc (a)	336	15
			VirnetX Holding Corp (a)	752	19
LHC Group Inc (a)	50	1
			Vocus Inc (a)	570	13
Metropolitan Health Networks Inc (a)	1,372	10
			Websense Inc (a)	881	16
Molina Healthcare Inc (a)	13,435	300
			XO Group Inc (a)	569	5
RadNet Inc (a)	993	2
			Zix Corp (a)	2,136	6
Select Medical Holdings Corp (a)	323	3
Sunrise Senior Living Inc (a)	1,380	9			$ 2,243
US Physical Therapy Inc	379	7	Leisure Products & Services - 0.16%
Vanguard Health Systems Inc (a)	349	4	Brunswick Corp/DE	1,652	30
WellCare Health Plans Inc (a)	893	47	Interval Leisure Group Inc (a)	832	11
		$ 668	Life Time Fitness Inc (a)	824	39
			Town Sports International Holdings Inc (a)	281	2
					$ 82

See accompanying notes

240

Schedule of Investments SmallCap Growth Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000's)

Lodging - 0.02%				Miscellaneous Manufacturing (continued)
Ameristar Casinos Inc	598	$ 10		LSB Industries Inc (a)	389	$ 11
				Myers Industries Inc	76	1
				NL Industries Inc	203	3
Machinery - Diversified - 4.55%				Park-Ohio Holdings Corp (a)	272	5
Albany International Corp	159	4
Altra Holdings Inc (a)	590	11		Raven Industries Inc	6,834	423
Applied Industrial Technologies Inc	3,421	121		Standex International Corp	67	2
				Sturm Ruger & Co Inc	393	13
Cascade Corp	15	1		Trimas Corp (a)	474	9
Chart Industries Inc (a)	4,689	253
Cognex Corp	622	22				$ 929
Columbus McKinnon Corp/NY (a)	493	6		Office Furnishings - 0.16%
Global Power Equipment Group Inc (a)	255	6		Herman Miller Inc	1,259	23
Gorman-Rupp Co/The	7,680	208		HNI Corp	983	26
iRobot Corp (a)	504	15		Interface Inc	1,155	13
Kadant Inc (a)	98	2		Knoll Inc	1,049	16
Lindsay Corp	2,746	151		Steelcase Inc	277	2
Middleby Corp (a)	5,540	521				$ 80
Robbins & Myers Inc	8,284	402
Sauer-Danfoss Inc (a)	373	14		Oil & Gas - 5.29%
Tennant Co	13,898	540		Alon USA Energy Inc	278	2
Twin Disc Inc	278	10		Apco Oil and Gas International Inc	195	16
				Approach Resources Inc (a)	299	9
		$ 2,287
				Berry Petroleum Co	1,105	47
Media - 0.03%				Bill Barrett Corp (a)	115	4
Belo Corp	879	5		Callon Petroleum Co (a)	1,323	7
Cumulus Media Inc (a)	173	1		Carrizo Oil & Gas Inc (a)	723	19
Demand Media Inc (a)	257	2		Cheniere Energy Inc (a)	33,076	287
Digital Generation Inc (a)	685	8		Clayton Williams Energy Inc (a)	190	14
Sinclair Broadcast Group Inc	117	1		Contango Oil & Gas Co (a)	261	15
		$ 17		CVR Energy Inc	1,883	35
				Energy XXI Bermuda Ltd (a)	1,615	52
Metal Fabrication & Hardware - 0.18%				GeoResources Inc (a)	251	7
Ampco-Pittsburgh Corp	30	1		Gulfport Energy Corp (a)	17,615	518
CIRCOR International Inc	351	12		Hyperdynamics Corp (a)	2,762	7
Dynamic Materials Corp	431	9		Isramco Inc (a)	33	3
Furmanite Corp (a)	1,188	8
				Kodiak Oil & Gas Corp (a)	79,126	752
Haynes International Inc	210	11		Magnum Hunter Resources Corp (a)	89,830	484
Mueller Industries Inc	167	6
NN Inc (a)	540	3		Magnum Hunter Resources Corp - Warrants	6,002	—
				(a),(b),(c)
RBC Bearings Inc (a)	380	16
				McMoRan Exploration Co (a)	1,822	27
Sun Hydraulics Corp	420	10		Northern Oil and Gas Inc (a)	1,161	28
Worthington Industries Inc	772	13		Oasis Petroleum Inc (a)	1,276	37
		$ 89		Petroquest Energy Inc (a)	371	3
Mining - 1.02%				Resolute Energy Corp (a)	959	10
Allied Nevada Gold Corp (a)	12,678	384		Rex Energy Corp (a)	11,120	164
AMCOL International Corp	441	12		Rosetta Resources Inc (a)	1,136	49
Coeur d'Alene Mines Corp (a)	177	4		Stone Energy Corp (a)	1,051	28
Globe Specialty Metals Inc	1,359	18		Vaalco Energy Inc (a)	218	1
Gold Resource Corp	527	11		Venoco Inc (a)	226	2
Hecla Mining Co	5,984	31		W&T Offshore Inc	747	16
Horsehead Holding Corp (a)	78	1		Warren Resources Inc (a)	380	1
Noranda Aluminum Holding Corp	731	6		Western Refining Inc	1,062	14
Paramount Gold and Silver Corp (a)	3,806	8				$ 2,658
Revett Minerals Inc (a)	440	2
Stillwater Mining Co (a)	2,223	23		Oil & Gas Services - 2.21%
				Basic Energy Services Inc (a)	506	10
United States Lime & Minerals Inc (a)	16	1
				C&J Energy Services Inc (a)	8,593	180
US Gold Corp (a)	3,413	12
				Complete Production Services Inc (a)	1,693	57
		$ 513		Dawson Geophysical Co (a)	71	3
Miscellaneous Manufacturing - 1.85%				Dril-Quip Inc (a)	737	48
Actuant Corp	351	8		Flotek Industries Inc (a)	1,152	11
American Railcar Industries Inc (a)	10,551	252		Global Geophysical Services Inc (a)	582	4
AZZ Inc	263	12		Gulf Island Fabrication Inc	66	2
Blount International Inc (a)	1,066	15		Hornbeck Offshore Services Inc (a)	5,960	185
Brink's Co/The	886	24		ION Geophysical Corp (a)	2,721	17
CLARCOR Inc	1,053	53		Key Energy Services Inc (a)	2,398	37
Colfax Corp (a)	539	15		Lufkin Industries Inc	566	38
Fabrinet (a)	663	9		Matrix Service Co (a)	127	1
GP Strategies Corp (a)	132	2		Mitcham Industries Inc (a)	220	5
Hexcel Corp (a)	1,820	44		Newpark Resources Inc (a)	25,840	246
John Bean Technologies Corp	864	13		OYO Geospace Corp (a)	140	11
Koppers Holdings Inc	428	15		Pioneer Drilling Co (a)	1,020	10
See accompanying notes			241

     Schedule of Investments SmallCap Growth Account II

December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas Services (continued)			Pipelines - 0.02%

Targa Resources Corp	305	$ 12	Crosstex Energy Inc	753	$ 10

Tesco Corp (a)	17,792	225

Tetra Technologies Inc (a)	274	2

Thermon Group Holdings Inc (a)	323	6	Real Estate - 0.02%
			HFF Inc (a)	982	10
		$ 1,110

Packaging & Containers - 0.03%			REITS - 1.63%
AEP Industries Inc (a)	139	4

Graphic Packaging Holding Co (a)	2,960	13	Acadia Realty Trust	270	5
			Alexander's Inc	44	16

		$ 17	American Assets Trust Inc	565	12

Pharmaceuticals - 7.45%			American Campus Communities Inc	660	28

Achillion Pharmaceuticals Inc (a)	26,174	199	Associated Estates Realty Corp	69	1

Acura Pharmaceuticals Inc (a)	346	1	CBL & Associates Properties Inc	859	13

Akorn Inc (a)	48,449	539	DuPont Fabros Technology Inc	416	10

Alkermes PLC (a)	7,361	128	EastGroup Properties Inc	272	12

Allos Therapeutics Inc (a)	2,066	3	Equity Lifestyle Properties Inc	462	31

Amicus Therapeutics Inc (a)	513	2	Extra Space Storage Inc	802	19

Anacor Pharmaceuticals Inc (a)	330	2	Gladstone Commercial Corp	126	2

Array BioPharma Inc (a)	814	2	Glimcher Realty Trust	1,734	16

Auxilium Pharmaceuticals Inc (a)	1,005	20	Highwoods Properties Inc	1,199	36

AVI BioPharma Inc (a)	4,420	3	Home Properties Inc	1,055	61

BioScrip Inc (a)	1,006	5	Investors Real Estate Trust	499	4

Biospecifics Technologies Corp (a)	160	3	Kilroy Realty Corp	633	24

Cadence Pharmaceuticals Inc (a)	1,230	5	LTC Properties Inc	166	5

Catalyst Health Solutions Inc (a)	8,639	449	Mid-America Apartment Communities Inc	1,936	121

Depomed Inc (a)	1,726	9	National Health Investors Inc	235	10

Durect Corp (a)	2,439	3	Newcastle Investment Corp	1,810	8

Dusa Pharmaceuticals Inc (a)	32,335	141	Omega Healthcare Investors Inc	1,785	35

Dyax Corp (a)	2,627	4	Potlatch Corp	402	13

Hi-Tech Pharmacal Co Inc (a)	103	4	PS Business Parks Inc	116	6

Impax Laboratories Inc (a)	1,106	22	Tanger Factory Outlet Centers	10,622	312

Infinity Pharmaceuticals Inc (a)	614	5	Universal Health Realty Income Trust	202	8

Ironwood Pharmaceuticals Inc (a)	1,056	13	Urstadt Biddle Properties Inc	93	2

Isis Pharmaceuticals Inc (a)	1,848	13	Washington Real Estate Investment Trust	346	9

ISTA Pharmaceuticals Inc (a)	1,045	7			$ 819

Jazz Pharmaceuticals Inc (a)	8,848	342

MAP Pharmaceuticals Inc (a)	710	9	Retail - 13.65%
			99 Cents Only Stores (a)	173	4

Medicis Pharmaceutical Corp	1,068	35	Aeropostale Inc (a)	8,975	137
Medivation Inc (a)	9,180	423
			AFC Enterprises Inc (a)	797	12
Nature's Sunshine Products Inc (a)	359	6
			America's Car-Mart Inc (a)	146	6
Neogen Corp (a)	476	15
			ANN INC (a)	1,105	27
Neurocrine Biosciences Inc (a)	1,152	10
			Ascena Retail Group Inc (a)	1,333	40
Obagi Medical Products Inc (a)	604	6
			Biglari Holdings Inc (a)	4	1
Omega Protein Corp (a)	71	—
			BJ's Restaurants Inc (a)	10,980	498
Onyx Pharmaceuticals Inc (a)	1,175	52
			Body Central Corp (a)	27,549	687
Opko Health Inc (a)	2,287	11
			Bravo Brio Restaurant Group Inc (a)	14,248	244
Optimer Pharmaceuticals Inc (a)	860	11

Osiris Therapeutics Inc (a)	499	3	Buckle Inc/The	562	23
			Buffalo Wild Wings Inc (a)	382	26
Pacira Pharmaceuticals Inc/DE (a)	159	1
			Caribou Coffee Co Inc (a)	228	3
Par Pharmaceutical Cos Inc (a)	526	17
			Carrols Restaurant Group Inc (a)	383	4
Pernix Therapeutics Holdings (a)	106	1

Pharmacyclics Inc (a)	833	12	Casey's General Stores Inc	800	41

Progenics Pharmaceuticals Inc (a)	707	6	Cash America International Inc	206	10

Questcor Pharmaceuticals Inc (a)	1,115	46	Cato Corp/The	572	14

Sagent Pharmaceuticals Inc (a)	15,685	329	CEC Entertainment Inc	421	15
			Cheesecake Factory Inc/The (a)	1,226	36
Salix Pharmaceuticals Ltd (a)	11,896	570
			Coinstar Inc (a)	666	30
Santarus Inc (a)	1,732	6
			Cost Plus Inc (a)	34,250	334
Savient Pharmaceuticals Inc (a)	1,641	4

Schiff Nutrition International Inc (a)	110	1	Cracker Barrel Old Country Store Inc	459	23
			Denny's Corp (a)	2,304	9
Sciclone Pharmaceuticals Inc (a)	1,099	5
			DineEquity Inc (a)	284	12
SIGA Technologies Inc (a)	1,120	3
			Domino's Pizza Inc (a)	472	16
Spectrum Pharmaceuticals Inc (a)	1,102	16

Sucampo Pharmaceuticals Inc (a)	410	2	Einstein Noah Restaurant Group Inc	174	3
			Express Inc (a)	1,154	23
Targacept Inc (a)	892	5
			Ezcorp Inc (a)	983	26
Theravance Inc (a)	8,469	187

USANA Health Sciences Inc (a)	221	7	Finish Line Inc/The	24,173	466
			First Cash Financial Services Inc (a)	656	23
Vivus Inc (a)	1,606	16
			Francesca's Holdings Corp (a)	10,411	180
XenoPort Inc (a)	945	4
			Genesco Inc (a)	74	5
Zalicus Inc (a)	1,459	2
			GNC Holdings Inc (a)	14,945	433

		$ 3,745	Gordmans Stores Inc (a)	164	2

See accompanying notes

242

Schedule of Investments SmallCap Growth Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Software - 6.04%

Hibbett Sports Inc (a)	14,463	$ 653	ACI Worldwide Inc (a)	737	$ 21

HSN Inc	834	30	Actuate Corp (a)	1,119	7

JOS A Bank Clothiers Inc (a)	577	28	Advent Software Inc (a)	724	18

Krispy Kreme Doughnuts Inc (a)	1,900	12	American Software Inc/Georgia	768	7

Mattress Firm Holding Corp (a)	7,701	179	Aspen Technology Inc (a)	1,868	32

Men's Wearhouse Inc	283	9	athenahealth Inc (a)	732	36

Nu Skin Enterprises Inc	1,156	56	Blackbaud Inc	982	27

Papa John's International Inc (a)	419	16	Bottomline Technologies Inc (a)	775	18

PF Chang's China Bistro Inc	448	14	CommVault Systems Inc (a)	972	42

Pier 1 Imports Inc (a)	1,004	14	Computer Programs & Systems Inc	232	12

Pricesmart Inc	323	22	Concur Technologies Inc (a)	827	42

Red Robin Gourmet Burgers Inc (a)	395	11	CSG Systems International Inc (a)	541	8

Rue21 Inc (a)	506	11	Digi International Inc (a)	126	1

Rush Enterprises Inc - Class A (a)	12,660	265	Dynavox Inc (a)	238	1

Ruth's Hospitality Group Inc (a)	191	1	Ebix Inc	634	14

Sonic Corp (a)	1,279	9	Envestnet Inc (a)	623	7

Systemax Inc (a)	23	—	EPIQ Systems Inc	70	1

Teavana Holdings Inc (a)	9,490	178	Epocrates Inc (a)	189	1

Texas Roadhouse Inc	35,034	522	Fair Isaac Corp	512	18

Ulta Salon Cosmetics & Fragrance Inc (a)	9,965	647	Guidance Software Inc (a)	451	3

Vera Bradley Inc (a)	403	13	InnerWorkings Inc (a)	838	8

Vitamin Shoppe Inc (a)	13,667	545	Interactive Intelligence Group Inc (a)	463	11

Wet Seal Inc/The (a)	48,332	158	JDA Software Group Inc (a)	246	8

Winmark Corp	73	4	Jive Software Inc (a)	1,852	30

World Fuel Services Corp	862	36	MedAssets Inc (a)	1,265	12

Zumiez Inc (a)	394	11	Medidata Solutions Inc (a)	500	11

		$ 6,857	MedQuist Holdings Inc (a)	1,038	10

			MicroStrategy Inc (a)	172	19

Semiconductors - 2.60%			Monotype Imaging Holdings Inc (a)	769	12
Advanced Analogic Technologies Inc (a)	292	2
			NetSuite Inc (a)	500	20
Aeroflex Holding Corp (a)	638	7
			Omnicell Inc (a)	519	9
Amtech Systems Inc (a)	288	2

ATMI Inc (a)	63	1	Opnet Technologies Inc	317	12
			Parametric Technology Corp (a)	2,210	40
AXT Inc (a)	438	2
			PDF Solutions Inc (a)	745	5
Cabot Microelectronics Corp (a)	182	9

Cavium Inc (a)	7,134	203	Pegasystems Inc	359	11
			Progress Software Corp (a)	879	17
Ceva Inc (a)	507	15
			PROS Holdings Inc (a)	700	10
Cirrus Logic Inc (a)	1,470	23
			QLIK Technologies Inc (a)	15,673	379
Diodes Inc (a)	807	17

eMagin Corp (a)	560	2	Quality Systems Inc	8,793	325
			Quest Software Inc (a)	601	11
Entegris Inc (a)	1,423	12
			RealPage Inc (a)	562	14
Entropic Communications Inc (a)	2,774	14
			RightNow Technologies Inc (a)	455	19
Exar Corp (a)	131	1
			Seachange International Inc (a)	415	3
GT Advanced Technologies Inc (a)	2,799	20
			SolarWinds Inc (a)	1,258	35
Hittite Microwave Corp (a)	581	29
			SuccessFactors Inc (a)	1,533	61
Inphi Corp (a)	13,795	165
			Synchronoss Technologies Inc (a)	13,195	399
Integrated Device Technology Inc (a)	2,166	12
			Take-Two Interactive Software Inc (a)	1,623	22
IXYS Corp (a)	535	6
			Taleo Corp (a)	11,567	447
Kopin Corp (a)	843	3
			Tangoe Inc (a)	243	4
Lattice Semiconductor Corp (a)	1,166	7
			Tyler Technologies Inc (a)	692	21
LTX-Credence Corp (a)	857	5
			Ultimate Software Group Inc (a)	11,086	722

Micrel Inc	1,153	12	Verint Systems Inc (a)	393	11
Microsemi Corp (a)	16,764	281

Mindspeed Technologies Inc (a)	593	3			$ 3,034

MIPS Technologies Inc (a)	1,211	5	Storage & Warehousing - 0.01%

Monolithic Power Systems Inc (a)	15,360	231	Wesco Aircraft Holdings Inc (a)	261	4

Netlogic Microsystems Inc (a)	1,266	63

Omnivision Technologies Inc (a)	1,046	13

Pericom Semiconductor Corp (a)	104	1	Telecommunications - 5.60%
			8x8 Inc (a)	2,025	6

Power Integrations Inc	530	18	Acme Packet Inc (a)	11,388	352
Rambus Inc (a)	2,182	16

Rubicon Technology Inc (a)	571	5	ADTRAN Inc	5,830	175

Semtech Corp (a)	1,451	36	Alaska Communications Systems Group Inc	292	1
			Anaren Inc (a)	53	1
TriQuint Semiconductor Inc (a)	3,756	18
			Anixter International Inc (a)	331	20
Ultra Clean Holdings (a)	741	5
			Aruba Networks Inc (a)	20,092	372
Ultratech Inc (a)	568	14

Veeco Instruments Inc (a)	650	13	Atlantic Tele-Network Inc	71	3
			Cincinnati Bell Inc (a)	1,944	6
Volterra Semiconductor Corp (a)	561	14
			Consolidated Communications Holdings Inc	671	13

		$ 1,305	DigitalGlobe Inc (a)	626	11

			Extreme Networks (a)	742	2

See accompanying notes

243

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)			(continued)	Amount (000's)	Value (000's)
Finisar Corp (a)	16,614	$ 278	Banks (continued)
General Communication Inc (a)	1,361	13	Investment in Joint Trading Account; Merrill	$ 547	$ 547
GeoEye Inc (a)	39	1	Lynch Repurchase Agreement; 0.01%
Globecomm Systems Inc (a)	510	7	dated 12/30/11 maturing 01/03/12
Harmonic Inc (a)	784	4	(collateralized by US Government
HickoryTech Corp	429	5	Securities; $557,628; 0.00% - 5.38%; dated
IDT Corp - Class B	410	4	08/01/12 - 01/15/27)
InterDigital Inc	9,483	413			$ 2,515
IPG Photonics Corp (a)	11,281	382	TOTAL REPURCHASE AGREEMENTS		$ 2,515
Iridium Communications Inc (a)	165	1	Total Investments		$ 48,382
Ixia (a)	18,257	192	Other Assets in Excess of Liabilities, Net - 3.72%		$ 1,867
LogMeIn Inc (a)	371	14	TOTAL NET ASSETS - 100.00%		$ 50,249
Loral Space & Communications Inc (a)	27	2
Lumos Networks Corp	309	5
Neonode Inc (a)	31,750	151	(a) Non-Income Producing Security
NeoPhotonics Corp (a)	194	1	(b) Security is Illiquid
Netgear Inc (a)	813	27	(c)	Market value is determined in accordance with procedures established in
NTELOS Holdings Corp	489	10	good faith by the Board of Directors. At the end of the period, the value of
Oplink Communications Inc (a)	277	4	these securities totaled $0 or 0.00% of net assets.
Plantronics Inc	297	11
RF Micro Devices Inc (a)	933	5
RigNet Inc (a)	188	3
Shenandoah Telecommunications Co	774	8	Unrealized Appreciation (Depreciation)
ShoreTel Inc (a)	43,700	279	The net federal income tax unrealized appreciation (depreciation) and federal tax
TeleNav Inc (a)	497	4	cost of investments held as of the period end were as follows:
ViaSat Inc (a)	240	11
Vonage Holdings Corp (a)	1,998	5	Unrealized Appreciation		$ 7,426
Windstream Corp	841	10	Unrealized Depreciation		(2,946)
		$ 2,812	Net Unrealized Appreciation (Depreciation)		$ 4,480
			Cost for federal income tax purposes		$ 43,902
Transportation - 1.82%
Echo Global Logistics Inc (a)	366	6	All dollar amounts are shown in thousands (000's)
Forward Air Corp	644	21
Genesee & Wyoming Inc (a)	728	44	Portfolio Summary (unaudited)
Golar LNG Ltd	855	38	Sector		Percent
Gulfmark Offshore Inc (a)	134	6	Consumer, Cyclical		20 .75%
Heartland Express Inc	936	13	Consumer, Non-cyclical		18 .15%
HUB Group Inc (a)	9,185	298	Industrial		14 .28%
Knight Transportation Inc	1,121	17	Technology		11 .09%
Marten Transport Ltd	79	1	Financial		10 .54%
Old Dominion Freight Line Inc (a)	873	35	Communications		10 .09%
Pacer International Inc (a)	128	1	Energy		7.82%
Quality Distribution Inc (a)	145	2	Basic Materials		3.51%
Roadrunner Transportation Systems Inc (a)	29,722	420	Utilities		0.03%
Swift Transportation Co (a)	751	6	Diversified		0.02%
Werner Enterprises Inc	208	5	Other Assets in Excess of Liabilities, Net		3.72%
		$ 913	TOTAL NET ASSETS		100.00%
Trucking & Leasing - 0.03%
TAL International Group Inc	466	13

Water - 0.00%
Pennichuck Corp	78	2

TOTAL COMMON STOCKS		$ 45,867
	Maturity
REPURCHASE AGREEMENTS - 5.01%	Amount (000's)	Value (000's)

Banks - 5.01%
Investment in Joint Trading Account; Credit	$ 1,476	$ 1,476
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,505,597; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	492	492
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $501,866;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

See accompanying notes

244

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2012	Long	59 $	4,254	$ 4,359	$ 105
Total					$ 105
All dollar amounts are shown in thousands (000's)

See accompanying notes

245

Schedule of Investments SmallCap Value Account I

December 31, 2011

COMMON STOCKS - 96.21%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.03%			Banks (continued)
Harte-Hanks Inc	2,187	$ 20	BancorpSouth Inc	4,045	$ 45
Marchex Inc	972	6	Bank of Kentucky Financial Corp	430	9
		$ 26	Bank of Marin Bancorp	404	15
			Bank of the Ozarks Inc	4,570	136
Aerospace & Defense - 2.30%			Banner Corp	4,100	70
AAR Corp	1,448	28	BBCN Bancorp Inc (a)	10,945	104
Cubic Corp	451	20	Boston Private Financial Holdings Inc	9,870	78
Curtiss-Wright Corp	6,180	219	Bridge Bancorp Inc	332	7
Ducommun Inc	7,172	92	Bridge Capital Holdings (a)	682	7
Esterline Technologies Corp (a)	5,397	302
GenCorp Inc (a)	1,164	6	Bryn Mawr Bank Corp	665	13
			Camden National Corp	1,668	54
Kaman Corp	527	14	Capital Bank Corp (a)	1,046	2
Kratos Defense & Security Solutions Inc (a)	13,781	82
LMI Aerospace Inc (a)	15,841	278	Cardinal Financial Corp	2,174	23
Moog Inc (a)	3,317	146	Cathay General Bancorp	11,319	169
Orbital Sciences Corp (a)	1,682	24	Center Bancorp Inc	904	9
			Central Pacific Financial Corp (a)	4,500	58
Teledyne Technologies Inc (a)	1,299	71
			Century Bancorp Inc/MA	269	8
Triumph Group Inc	17,576	1,027	Chemical Financial Corp	4,526	96
		$ 2,309	Citizens & Northern Corp	5,700	105
Agriculture - 0.33%			Citizens Republic Bancorp Inc (a)	25,355	289
Alliance One International Inc (a)	6,844	19	City Holding Co	6,741	228
Andersons Inc/The	6,017	263	CNB Financial Corp/PA	2,022	32
Universal Corp/VA	1,142	52	CoBiz Financial Inc	8,600	50
		$ 334	Columbia Banking System Inc	5,763	111
			Community Bank System Inc	5,287	147
Airlines - 1.75%			Community Trust Bancorp Inc	6,335	187
Alaska Air Group Inc (a)	10,704	804	CVB Financial Corp	41,240	413
Hawaiian Holdings Inc (a)	3,902	23	Eagle Bancorp Inc (a)	1,279	19
JetBlue Airways Corp (a)	53,772	279	East West Bancorp Inc	4,900	97
Republic Airways Holdings Inc (a)	45,614	157	Encore Bancshares Inc (a)	631	8
SkyWest Inc	2,578	32	Enterprise Bancorp Inc/MA	435	6
Spirit Airlines Inc (a)	5,965	93	Enterprise Financial Services Corp	4,931	73
US Airways Group Inc (a)	73,001	370	Financial Institutions Inc	7,478	120
		$ 1,758	First Bancorp Inc/ME	1,158	18
Apparel - 1.28%			First Bancorp/Troy NC	7,891	88
Carter's Inc (a)	496	20	First Busey Corp	18,787	93
Delta Apparel Inc (a)	427	8	First Commonwealth Financial Corp	80,624	424
Iconix Brand Group Inc (a)	14,239	232	First Community Bancshares Inc/VA	9,400	117
Jones Group Inc/The	15,027	159	First Connecticut Bancorp Inc/Farmington CT	1,393	18
Maidenform Brands Inc (a)	5,600	103	First Financial Bancorp	27,734	461
Oxford Industries Inc	7,200	325	First Financial Bankshares Inc	839	28
Perry Ellis International Inc (a)	16,695	237	First Financial Corp/IN	2,540	85
Quiksilver Inc (a)	6,443	23	First Interstate Bancsystem Inc	1,179	15
Skechers U.S.A. Inc (a)	1,596	19	First Merchants Corp	5,900	50
Warnaco Group Inc/The (a)	3,243	162	First Midwest Bancorp Inc/IL	16,450	167
		$ 1,288	First of Long Island Corp/The	1,654	44
			FirstMerit Corp	9,642	146
Automobile Parts & Equipment - 0.32%			FNB Corp/PA	30,575	346
American Axle & Manufacturing Holdings Inc	2,594	26	Franklin Financial Corp/VA (a)	1,038	12
(a)			German American Bancorp Inc	2,039	37
Dana Holding Corp (a)	644	8	Glacier Bancorp Inc	3,494	42
Douglas Dynamics Inc	670	10	Great Southern Bancorp Inc	2,784	65
Meritor Inc (a)	2,339	12	Hancock Holding Co	3,830	122
Miller Industries Inc/TN	882	14	Hanmi Financial Corp (a)	14,470	107
Modine Manufacturing Co (a)	2,302	22	Heartland Financial USA Inc	2,427	37
Motorcar Parts of America Inc (a)	948	7	Heritage Commerce Corp (a)	1,567	7
Spartan Motors Inc	2,549	12	Home Bancshares Inc/AR	1,142	30
Standard Motor Products Inc	992	20	Hudson Valley Holding Corp	3,243	69
Superior Industries International Inc	11,258	186	Iberiabank Corp	4,501	222
		$ 317	Independent Bank Corp/Rockland MA	6,932	189
			International Bancshares Corp	2,576	47
Banks - 11.08%			Lakeland Bancorp Inc	8,415	73
1st Source Corp	2,156	55	Lakeland Financial Corp	4,086	105
1st United Bancorp Inc/Boca Raton (a)	2,139	12
			MainSource Financial Group Inc	9,200	81
Alliance Financial Corp/NY	1,770	54	MB Financial Inc	2,665	46
Ames National Corp	641	12	Merchants Bancshares Inc	1,461	43
Arrow Financial Corp	730	17	Metro Bancorp Inc (a)	1,023	9
Bancfirst Corp	2,301	87	National Bankshares Inc	522	15
Banco Latinoamericano de Comercio Exterior	6,427	103	National Penn Bancshares Inc	20,595	174
SA			NBT Bancorp Inc	6,674	148
Bancorp Rhode Island Inc	287	11	Old National Bancorp/IN	4,603	54

See accompanying notes

246

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Banks (continued)			Biotechnology (continued)
Oriental Financial Group Inc	22,199	$ 269	Exact Sciences Corp (a)	1,279	$ 10
Orrstown Financial Services Inc	3,831	31	Geron Corp (a)	7,542	11
Pacific Continental Corp	1,426	13	Harvard Bioscience Inc (a)	1,617	6
PacWest Bancorp	9,470	180	Immunogen Inc (a)	1,676	19
Park National Corp	2,041	133	Incyte Corp (a)	10,200	153
Park Sterling Corp (a)	2,480	10	Inhibitex Inc (a)	16,500	181
Penns Woods Bancorp Inc	308	12	InterMune Inc (a)	1,413	18
Peoples Bancorp Inc/OH	4,380	65	Lexicon Pharmaceuticals Inc (a)	151,100	195
Pinnacle Financial Partners Inc (a)	28,371	458	Maxygen Inc (a)	2,259	13
PrivateBancorp Inc	2,909	32	Medicines Co/The (a)	1,188	22
Prosperity Bancshares Inc	2,370	96	Nymox Pharmaceutical Corp (a)	250	2
Renasant Corp	7,626	114	Pacific Biosciences of California Inc (a)	2,078	6
Republic Bancorp Inc/KY	3,795	86	PDL BioPharma Inc	1,828	11
S&T Bancorp Inc	4,473	88	RTI Biologics Inc (a)	19,926	89
Sandy Spring Bancorp Inc	1,170	21	Sequenom Inc (a)	2,270	10
SCBT Financial Corp	710	21	Vical Inc (a)	614	3
Sierra Bancorp	7,886	70			$ 1,081
Simmons First National Corp	885	24
Southside Bancshares Inc	4,595	99	Building Materials - 0.47%
Southwest Bancorp Inc/Stillwater OK (a)	19,153	114	Comfort Systems USA Inc	1,911	20
			Drew Industries Inc (a)	927	23
State Bancorp Inc/NY	3,629	44	Gibraltar Industries Inc (a)	1,502	21
State Bank Financial Corp (a)	1,531	23
StellarOne Corp	4,400	50	Griffon Corp	1,969	18
			Interline Brands Inc (a)	12,692	197
Sterling Financial Corp/WA (a)	6,843	114
			Louisiana-Pacific Corp (a)	5,540	45
Suffolk Bancorp (a)	1,924	21
Susquehanna Bancshares Inc	23,122	194	Quanex Building Products Corp	1,847	28
SVB Financial Group (a)	1,695	81	Simpson Manufacturing Co Inc	1,773	60
SY Bancorp Inc	2,784	57	Texas Industries Inc	975	30
Taylor Capital Group Inc (a)	570	6	Universal Forest Products Inc	856	26
Texas Capital Bancshares Inc (a)	1,811	55			$ 468
Tompkins Financial Corp	1,999	77	Chemicals - 1.84%
Tower Bancorp Inc	887	25	A Schulman Inc	1,526	32
TowneBank/Portsmouth VA	1,885	23	Aceto Corp	2,000	14
Trico Bancshares	1,351	19	American Vanguard Corp	1,397	19
Trustco Bank Corp NY	12,758	72	Chemtura Corp (a)	1,585	18
Trustmark Corp	7,735	188	Ferro Corp (a)	4,331	21
UMB Financial Corp	1,633	61	Georgia Gulf Corp (a)	29,072	567
Umpqua Holdings Corp	5,023	62	HB Fuller Co	10,804	250
Union First Market Bankshares Corp	1,430	19	Innophos Holdings Inc	3,900	189
United Bankshares Inc	4,319	122	Innospec Inc (a)	1,389	39
United Community Banks Inc/GA (a)	18,579	130	Landec Corp (a)	2,056	11
Univest Corp of Pennsylvania	1,287	19	Minerals Technologies Inc	953	54
Virginia Commerce Bancorp Inc (a)	10,307	80	Oil-Dri Corp of America	306	6
Washington Banking Co	1,122	13	Olin Corp	4,057	80
Washington Trust Bancorp Inc	3,221	77	OM Group Inc (a)	1,552	35
Webster Financial Corp	3,675	75	PolyOne Corp	5,401	62
WesBanco Inc	5,124	100	Rockwood Holdings Inc (a)	3,100	122
West Bancorporation Inc	11,708	113	Sensient Technologies Corp	2,620	99
West Coast Bancorp/OR (a)	5,101	79	Solutia Inc	10,100	174
Westamerica Bancorporation	765	34	Stepan Co	357	29
Western Alliance Bancorp (a)	3,360	21	TPC Group Inc (a)	352	8
Wilshire Bancorp Inc (a)	32,763	119	Zoltek Cos Inc (a)	2,182	17
Wintrust Financial Corp	1,712	48			$ 1,846
		$ 11,130
			Coal - 0.41%
Beverages - 0.04%			Cloud Peak Energy Inc (a)	13,876	268
Central European Distribution Corp (a)	3,212	14	James River Coal Co (a)	2,750	19
Craft Brewers Alliance Inc (a)	540	3	L&L Energy Inc (a)	1,667	4
Farmer Bros Co (a)	3,500	27	Patriot Coal Corp (a)	476	4
		$ 44	SunCoke Energy Inc (a)	7,941	89
			Westmoreland Coal Co (a)	2,539	33
Biotechnology - 1.08%
Affymax Inc (a)	1,359	9			$ 417
AMAG Pharmaceuticals Inc (a)	833	16	Commercial Services - 4.29%
Ariad Pharmaceuticals Inc (a)	2,400	29	ABM Industries Inc	4,226	87
Astex Pharmaceuticals (a)	4,091	8	Advance America Cash Advance Centers Inc	8,441	76
Cambrex Corp (a)	24,942	179	Albany Molecular Research Inc (a)	1,653	5
Curis Inc (a)	1,757	8	American Reprographics Co (a)	2,490	11
Emergent Biosolutions Inc (a)	3,500	59	AMN Healthcare Services Inc (a)	1,609	7
Enzo Biochem Inc (a)	2,630	6	Ascent Capital Group Inc (a)	721	37
Enzon Pharmaceuticals Inc (a)	2,661	18	Barrett Business Services Inc	569	11

See accompanying notes

247

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Computers (continued)
CBIZ Inc (a)	2,948	$ 18	Unisys Corp (a)	4,255	$ 84
Cenveo Inc (a)	84,126	286	Xyratex Ltd	1,565	21
Convergys Corp (a)	5,340	68			$ 1,282
CRA International Inc (a)	703	14
Cross Country Healthcare Inc (a)	2,072	11	Consumer Products - 1.67%
			ACCO Brands Corp (a)	2,667	26
Deluxe Corp	25,300	576
DFC Global Corp (a)	13,642	246	American Greetings Corp	9,810	123
Electro Rent Corp	824	14	Blyth Inc	2,960	168
			Central Garden and Pet Co - A Shares (a)	2,315	19
Euronet Worldwide Inc (a)	2,454	45
Franklin Covey Co (a)	1,032	9	CSS Industries Inc	576	11
FTI Consulting Inc (a)	2,119	90	Ennis Inc	1,278	17
			Helen of Troy Ltd (a)	28,045	861
Gartner Inc (a)	2,500	87
			Prestige Brands Holdings Inc (a)	39,157	442
Geo Group Inc/The (a)	3,204	54
			Spectrum Brands Holdings Inc (a)	270	7
Global Cash Access Holdings Inc (a)	4,825	21
			Summer Infant Inc (a)	1,032	7
Great Lakes Dredge & Dock Corp	2,589	14
Hackett Group Inc/The (a)	944	4			$ 1,681
Heidrick & Struggles International Inc	718	15	Cosmetics & Personal Care - 0.08%
Hudson Highland Group Inc (a)	2,530	12	Elizabeth Arden Inc (a)	342	13
Huron Consulting Group Inc (a)	99	4	Revlon Inc (a)	4,611	68
ICF International Inc (a)	643	16
					$ 81
Kelly Services Inc	15,008	205
Kforce Inc (a)	291	4	Distribution & Wholesale - 0.47%
Korn/Ferry International (a)	2,196	37	Brightpoint Inc (a)	5,909	64
Lincoln Educational Services Corp	20,942	166	Core-Mark Holding Co Inc	4,487	177
Live Nation Entertainment Inc (a)	6,042	50	Owens & Minor Inc	562	16
Mac-Gray Corp	4,524	63	Scansource Inc (a)	1,019	37
Matthews International Corp	897	28	Titan Machinery Inc (a)	814	18
McGrath Rentcorp	625	18	United Stationers Inc	4,808	156
MoneyGram International Inc (a)	67	1			$ 468
Multi-Color Corp	760	20	Diversified Financial Services - 3.96%
Navigant Consulting Inc (a)	12,714	145
On Assignment Inc (a)	1,631	18	Aircastle Ltd	12,467	159
PAREXEL International Corp (a)	432	9	Apollo Residential Mortgage Inc	340	5
Pendrell Corp (a)	4,147	11	Artio Global Investors Inc	9,700	47
PHH Corp (a)	40,392	432	BGC Partners Inc	29,800	177
Providence Service Corp/The (a)	775	11	Calamos Asset Management Inc	1,501	19
			Cowen Group Inc (a)	74,270	192
Quad/Graphics Inc	1,127	16	Edelman Financial Group Inc	5,422	36
Rent-A-Center Inc/TX	18,840	697	Encore Capital Group Inc (a)	10,300	219
Resources Connection Inc	1,985	21	Federal Agricultural Mortgage Corp	760	14
RSC Holdings Inc (a)	2,900	54
			Gain Capital Holdings Inc	577	4

Stewart Enterprises Inc	22,389	129	GFI Group Inc	5,470	23
Team Inc (a)	5,900	176	Gleacher & Co Inc (a)	45,700	77
TeleTech Holdings Inc (a)	2,200	36
			INTL. FCStone Inc (a)	706	17
TMS International Corp (a)	572	6
			Investment Technology Group Inc (a)	2,079	22
TrueBlue Inc (a)	1,137	16
United Rentals Inc (a)	1,941	57	JMP Group Inc	1,055	8
			KBW Inc	1,540	23
Viad Corp	867	15	Knight Capital Group Inc (a)	17,500	206
Zillow Inc (a)	1,143	25
			Manning & Napier Inc (a)	3,100	39
		$ 4,304	Marlin Business Services Corp	650	8
Computers - 1.28%			Medley Capital Corp	829	9
Agilysys Inc (a)	1,384	11	National Financial Partners Corp (a)	33,669	455
CACI International Inc (a)	5,246	294	Nelnet Inc	12,799	313
CIBER Inc (a)	16,800	65	Nicholas Financial Inc	727	9
Computer Task Group Inc (a)	418	6	Ocwen Financial Corp (a)	57,018	825
Cray Inc (a)	2,706	17	Oppenheimer Holdings Inc	775	12
Dot Hill Systems Corp (a)	3,277	4	Piper Jaffray Cos (a)	798	16
Dynamics Research Corp (a)	668	7	SeaCube Container Leasing Ltd	20,300	301
Electronics for Imaging Inc (a)	10,484	149	Solar Senior Capital Ltd	578	9
Fusion-io Inc (a)	4,400	106	Stifel Financial Corp (a)	1,644	53
Imation Corp (a)	9,047	52	SWS Group Inc	20,566	141
Insight Enterprises Inc (a)	10,044	154	Walter Investment Management Corp	1,147	24
Mentor Graphics Corp (a)	2,606	35	World Acceptance Corp (a)	7,000	515
Mercury Computer Systems Inc (a)	5,714	76			$ 3,977
NCI Inc (a)	411	5
Netscout Systems Inc (a)	2,600	46	Electric - 4.44%
Quantum Corp (a)	11,310	27	Allete Inc	1,788	75
Radisys Corp (a)	7,952	40	Atlantic Power Corp	3,322	47
			Avista Corp	3,347	86
Rimage Corp	2,905	33
Spansion Inc (a)	2,496	21	Black Hills Corp	1,727	58
SYKES Enterprises Inc (a)	1,854	29	Central Vermont Public Service Corp	1,982	69
			CH Energy Group Inc	666	39

See accompanying notes

248

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Electric (continued)			Engineering & Construction (continued)
Cleco Corp	12,742	$ 486	Dycom Industries Inc (a)	1,430	$ 30
El Paso Electric Co	12,246	424	EMCOR Group Inc	22,883	613
Empire District Electric Co/The	8,840	187	Granite Construction Inc	1,654	39
IDACORP Inc	15,049	639	Layne Christensen Co (a)	959	23
MGE Energy Inc	3,913	183	MasTec Inc (a)	17,300	300
NorthWestern Corp	12,006	429	Michael Baker Corp (a)	6,623	130
Ormat Technologies Inc	786	14	Sterling Construction Co Inc (a)	1,260	14
Otter Tail Corp	1,499	33	Tutor Perini Corp (a)	1,520	19
Pike Electric Corp (a)	1,267	9	VSE Corp	4,009	97
PNM Resources Inc	4,960	90			$ 1,303
Portland General Electric Co	16,675	422
UIL Holdings Corp	5,835	207	Entertainment - 0.54%
Unisource Energy Corp	14,131	522	Churchill Downs Inc	489	26
Unitil Corp	845	24	Cinemark Holdings Inc	647	12
Westar Energy Inc	14,500	417	International Speedway Corp	1,455	37
			Isle of Capri Casinos Inc (a)	12,300	57
		$ 4,460	Multimedia Games Holding Co Inc (a)	1,882	15
Electrical Components & Equipment - 0.63%			Pinnacle Entertainment Inc (a)	2,880	29
Advanced Energy Industries Inc (a)	2,185	23	Scientific Games Corp (a)	22,459	218
Belden Inc	1,703	57	Shuffle Master Inc (a)	771	9
Encore Wire Corp	944	24	Speedway Motorsports Inc	7,900	121
EnerSys (a)	13,860	360	Vail Resorts Inc	380	16
Generac Holdings Inc (a)	783	22			$ 540
Littelfuse Inc	2,906	125
Powell Industries Inc (a)	687	22	Environmental Control - 0.45%
			Darling International Inc (a)	11,400	151
Power-One Inc (a)	314	1
			EnergySolutions Inc (a)	74,920	232
		$ 634	Metalico Inc (a)	4,767	16
Electronics - 1.09%			Tetra Tech Inc (a)	2,422	52
Analogic Corp	243	14			$ 451
Badger Meter Inc	195	6
Bel Fuse Inc	762	14	Food - 1.25%
Benchmark Electronics Inc (a)	3,054	41	Arden Group Inc	35	3
Brady Corp	2,119	67	B&G Foods Inc	6,943	167
Checkpoint Systems Inc (a)	5,689	63	Cal-Maine Foods Inc	651	24
			Chefs' Warehouse Inc/The (a)	350	6
Coherent Inc (a)	314	16
			Chiquita Brands International Inc (a)	2,346	20
CTS Corp	2,657	24	Dole Food Co Inc (a)	2,257	20
Cymer Inc (a)	1,011	50
Daktronics Inc	8,013	76	Fresh Del Monte Produce Inc	1,785	45
			Hain Celestial Group Inc (a)	1,320	48
DDi Corp	6,724	63
Electro Scientific Industries Inc	1,598	23	Imperial Sugar Co	4,300	15
ESCO Technologies Inc	963	28	Ingles Markets Inc	946	14
FEI Co (a)	4,127	168	Nash Finch Co	519	15
Kemet Corp (a)	2,102	15	Ruddick Corp	1,118	48
Methode Electronics Inc	1,869	16	Sanderson Farms Inc	1,081	54
			Seaboard Corp (a)	16	33
Multi-Fineline Electronix Inc (a)	560	12
			Seneca Foods Corp (a)	643	17
Newport Corp (a)	1,288	18
			Smart Balance Inc (a)	2,345	13
OSI Systems Inc (a)	332	16
Park Electrochemical Corp	1,040	27	Snyders-Lance Inc	2,023	46
Plexus Corp (a)	267	7	Spartan Stores Inc	29,063	537
Rofin-Sinar Technologies Inc (a)	758	17	Tootsie Roll Industries Inc	185	4
			TreeHouse Foods Inc (a)	714	47
Rogers Corp (a)	456	17
Sanmina-SCI Corp (a)	4,040	38	Village Super Market Inc	467	13
TTM Technologies Inc (a)	14,690	161	Weis Markets Inc	551	22
			Winn-Dixie Stores Inc (a)	4,385	41
Viasystems Group Inc (a)	194	3
Vishay Precision Group Inc (a)	958	15			$ 1,252
Watts Water Technologies Inc	1,356	46	Forest Products & Paper - 1.21%
X-Rite Inc (a)	2,602	12	Boise Inc	5,071	36
Zygo Corp (a)	1,056	19	Buckeye Technologies Inc	22,359	748
		$ 1,092	Clearwater Paper Corp (a)	1,018	36
Energy - Alternate Sources - 0.20%			Domtar Corp	1,600	128
			KapStone Paper and Packaging Corp (a)	1,923	30
FutureFuel Corp	1,900	23
Green Plains Renewable Energy Inc (a)	16,126	158	Neenah Paper Inc	570	13
KiOR Inc (a)	217	2	PH Glatfelter Co	6,566	93
REX American Resources Corp (a)	532	12	Schweitzer-Mauduit International Inc	1,643	109
Solazyme Inc (a)	500	6	Wausau Paper Corp	2,133	18
		$ 201			$ 1,211

Engineering & Construction - 1.30%			Gas - 2.51%
Aegion Corp (a)	1,924	30	AGL Resources Inc	1,681	71
Argan Inc	500	8	Chesapeake Utilities Corp	2,504	109
			Laclede Group Inc/The	8,153	330

See accompanying notes

249

Schedule of Investments SmallCap Value Account I December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Gas (continued)			Holding Companies - Diversified - 0.03%
New Jersey Resources Corp	8,022	$ 395	Compass Diversified Holdings	1,986	$ 24
Northwest Natural Gas Co	1,170	56	Primoris Services Corp	254	4
Piedmont Natural Gas Co Inc	3,161	107			$ 28
South Jersey Industries Inc	4,853	276
Southwest Gas Corp	13,826	587	Home Builders - 0.14%
			Cavco Industries Inc (a)	535	22
WGL Holdings Inc	13,373	591
		$ 2,522	KB Home	3,282	22
			MDC Holdings Inc	1,599	28
Hand & Machine Tools - 0.23%			Meritage Homes Corp (a)	1,197	28
Franklin Electric Co Inc	142	6	Ryland Group Inc/The	1,978	31
Regal-Beloit Corp	4,500	230	Standard Pacific Corp (a)	4,692	15
		$ 236			$ 146

Healthcare - Products - 0.80%			Home Furnishings - 0.29%
Accuray Inc (a)	612	3	American Woodmark Corp (a)	737	10
Affymetrix Inc (a)	5,539	23	Ethan Allen Interiors Inc	794	19
Alphatec Holdings Inc (a)	4,161	7	La-Z-Boy Inc (a)	3,375	41
AngioDynamics Inc (a)	1,237	18	Sealy Corp (a)	3,699	6
Biolase Technology Inc (a)	1,821	5	Select Comfort Corp (a)	7,831	170
Cantel Medical Corp	641	18	Skullcandy Inc (a)	2,189	27
CardioNet Inc (a)	1,414	3	Universal Electronics Inc (a)	665	11
Chindex International Inc (a)	498	4	VOXX International Corp (a)	1,267	11
Columbia Laboratories Inc (a)	1,050	3			$ 295
CONMED Corp (a)	1,342	34
CryoLife Inc (a)	2,022	10	Housewares - 0.07%
Cynosure Inc (a)	732	9	Lifetime Brands Inc	6,212	75
Exactech Inc (a)	190	3
Greatbatch Inc (a)	20,364	450	Insurance - 4.90%
Hanger Orthopedic Group Inc (a)	1,234	23	Alterra Capital Holdings Ltd	12,725	301
ICU Medical Inc (a)	439	20	American Equity Investment Life Holding Co	52,398	545
Invacare Corp	1,292	20	American Safety Insurance Holdings Ltd (a)	4,508	98
IRIS International Inc (a)	382	3	Amerisafe Inc (a)	16,652	387
Medical Action Industries Inc (a)	690	4	Amtrust Financial Services Inc	9,361	222
Natus Medical Inc (a)	1,043	10	Argo Group International Holdings Ltd	1,214	35
Palomar Medical Technologies Inc (a)	1,493	14	Aspen Insurance Holdings Ltd	8,000	212
Solta Medical Inc (a)	4,533	14	Assured Guaranty Ltd	13,300	175
STAAR Surgical Co (a)	365	4	Citizens Inc/TX (a)	1,943	19
SurModics Inc (a)	1,141	17	CNO Financial Group Inc (a)	102,076	645
Symmetry Medical Inc (a)	2,109	17	Delphi Financial Group Inc	15,502	686
West Pharmaceutical Services Inc	717	27	Donegal Group Inc	581	8
Wright Medical Group Inc (a)	1,849	30	eHealth Inc (a)	1,109	16
Young Innovations Inc	284	8	Employers Holdings Inc	1,943	35
		$ 801	Enstar Group Ltd (a)	295	29
Healthcare - Services- 1.90%			FBL Financial Group Inc	2,289	77
Almost Family Inc (a)	3,815	63	First American Financial Corp	5,300	67
Amedisys Inc (a)	1,396	15	Flagstone Reinsurance Holdings SA	2,105	17
			Global Indemnity PLC (a)	1,066	21
American Dental Partners Inc (a)	1,164	22
			Greenlight Capital Re Ltd (a)	1,124	27
AMERIGROUP Corp (a)	7,200	425
Amsurg Corp (a)	1,496	39	Harleysville Group Inc	600	34
			Hilltop Holdings Inc (a)	1,706	14
Assisted Living Concepts Inc	3,936	59
Capital Senior Living Corp (a)	1,394	11	Horace Mann Educators Corp	2,946	41
Centene Corp (a)	889	35	Independence Holding Co	550	4
Five Star Quality Care Inc (a)	13,338	40	Infinity Property & Casualty Corp	627	36
Gentiva Health Services Inc (a)	2,359	16	Kansas City Life Insurance Co	330	11
HealthSouth Corp (a)	4,671	83	Maiden Holdings Ltd	2,503	22
Healthspring Inc (a)	1,523	83	Meadowbrook Insurance Group Inc	14,286	153
			MGIC Investment Corp (a)	8,004	30
Healthways Inc (a)	2,629	18
Kindred Healthcare Inc (a)	2,542	30	Montpelier Re Holdings Ltd ADR	2,747	49
LHC Group Inc (a)	1,125	14	National Interstate Corp	454	11
Magellan Health Services Inc (a)	5,675	281	National Western Life Insurance Co	172	23
			Navigators Group Inc/The (a)	580	28
Molina Healthcare Inc (a)	1,281	29
National Healthcare Corp	489	21	OneBeacon Insurance Group Ltd	965	15
Select Medical Holdings Corp (a)	2,522	21	Platinum Underwriters Holdings Ltd	1,596	54
Skilled Healthcare Group Inc (a)	1,348	7	Presidential Life Corp	1,605	16
Sun Healthcare Group Inc (a)	1,948	8	Primerica Inc	1,673	39
Sunrise Senior Living Inc (a)	1,081	7	ProAssurance Corp	2,756	220
Triple-S Management Corp (a)	25,046	501	Radian Group Inc	5,788	14
Universal American Corp/NY	1,557	20	RLI Corp	927	68
Vanguard Health Systems Inc (a)	5,793	59	Safety Insurance Group Inc	641	26
			Selective Insurance Group Inc	10,522	186
		$ 1,907	Stewart Information Services Corp	1,428	16

See accompanying notes

250

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance (continued)			Machinery - Diversified (continued)
Symetra Financial Corp	11,624	$ 105	Briggs & Stratton Corp	45,558	$ 706
Tower Group Inc	2,806	57	Cascade Corp	1,127	53
United Fire & Casualty Co	919	19	Columbus McKinnon Corp/NY (a)	312	4
Universal Insurance Holdings Inc	1,355	5	Global Power Equipment Group Inc (a)	584	14
		$ 4,918	Hurco Cos Inc (a)	481	10
			Intermec Inc (a)	2,980	21
Internet - 0.54%			Intevac Inc (a)	4,600	34
1-800-Flowers.com Inc (a)	1,919	4
			Kadant Inc (a)	8,113	183
Archipelago Learning Inc (a)	408	4
Blue Coat Systems Inc (a)	1,368	35	NACCO Industries Inc	284	25
Boingo Wireless Inc (a)	3,500	30	Robbins & Myers Inc	2,160	105
Digital River Inc (a)	1,522	23			$ 1,803
Earthlink Inc	5,336	34	Media - 0.85%
ePlus Inc (a)	284	8	Belo Corp	3,226	20
eResearchTechnology Inc (a)	1,776	8	Courier Corp	2,808	33
InfoSpace Inc (a)	2,514	28	Crown Media Holdings Inc (a)	1,727	2
Internap Network Services Corp (a)	562	3	Cumulus Media Inc (a)	2,353	8
KIT Digital Inc (a)	1,509	13	Digital Generation Inc (a)	477	6
Orbitz Worldwide Inc (a)	1,630	6	Dolan Co/The (a)	8,571	73
Pandora Media Inc (a)	3,300	33	Entercom Communications Corp (a)	38,709	238
QuinStreet Inc (a)	1,815	17	Fisher Communications Inc (a)	660	19
S1 Corp (a)	2,281	22	Gray Television Inc (a)	3,789	6
Safeguard Scientifics Inc (a)	882	14	Journal Communications Inc (a)	32,980	146
TeleCommunication Systems Inc (a)	12,492	29	Knology Inc (a)	153	2
United Online Inc	40,313	220	LIN TV Corp (a)	23,069	98
XO Group Inc (a)	1,079	9	McClatchy Co/The (a)	4,317	10
		$ 540	Meredith Corp	1,796	59
			New York Times Co/The (a)	6,780	52
Investment Companies - 0.78%			Nexstar Broadcasting Group Inc (a)	805	6
Apollo Investment Corp	8,501	55	Saga Communications Inc (a)	268	10
Arlington Asset Investment Corp	505	11	Scholastic Corp	1,317	39
BlackRock Kelso Capital Corp	3,679	30	Sinclair Broadcast Group Inc	2,322	26
Fifth Street Finance Corp	3,639	35			$ 853
Gladstone Capital Corp	4,100	31
Golub Capital BDC Inc	766	12	Metal Fabrication & Hardware - 0.60%
Kohlberg Capital Corp	1,501	9	Ampco-Pittsburgh Corp	603	12
Main Street Capital Corp	1,166	25	Haynes International Inc	210	11
MCG Capital Corp	18,800	75	Kaydon Corp	1,610	49
Medallion Financial Corp	1,146	13	LB Foster Co	5,534	157
New Mountain Finance Corp	544	7	Mueller Industries Inc	1,644	63
PennantPark Investment Corp	2,232	23	Mueller Water Products Inc - Class A	6,631	16
Prospect Capital Corp	40,680	378	RBC Bearings Inc (a)	339	14
Solar Capital Ltd	1,795	40	RTI International Metals Inc (a)	1,309	30
TICC Capital Corp	2,483	21	Worthington Industries Inc	15,467	254
Triangle Capital Corp	1,176	22			$ 606

		$ 787	Mining - 0.86%
Leisure Products & Services - 0.08%			Century Aluminum Co (a)	6,481	55
Arctic Cat Inc (a)	951	21	Coeur d'Alene Mines Corp (a)	23,807	575
Callaway Golf Co	2,745	15	Golden Star Resources Ltd (a)	11,027	18
Johnson Outdoors Inc (a)	373	6	Horsehead Holding Corp (a)	2,040	19
Life Time Fitness Inc (a)	297	14	Jaguar Mining Inc (a)	4,355	28
Marine Products Corp	397	2	Kaiser Aluminum Corp	476	22
Town Sports International Holdings Inc (a)	2,685	20	Materion Corp (a)	941	23
		$ 78	Revett Minerals Inc (a)	9,439	45
			Thompson Creek Metals Co Inc (a)	6,642	46
Lodging - 0.11%			United States Lime & Minerals Inc (a)	156	9
Boyd Gaming Corp (a)	2,712	20
			USEC Inc (a)	8,956	10
Gaylord Entertainment Co (a)	1,525	37
			Vista Gold Corp (a)	4,668	14
Marcus Corp	1,589	20			$ 864
Monarch Casino & Resort Inc (a)	664	7
Orient-Express Hotels Ltd (a)	4,065	30	Miscellaneous Manufacturing - 1.23%
		$ 114	Actuant Corp	4,812	109
			AO Smith Corp	1,675	67
Machinery - Construction & Mining - 0.03%			Barnes Group Inc	2,708	65
Astec Industries Inc (a)	991	32
			Brink's Co/The	467	13
			Ceradyne Inc (a)	4,122	111
Machinery - Diversified - 1.80%			Chase Corp	479	7
Alamo Group Inc	449	12	CLARCOR Inc	188	9
Albany International Corp	1,141	26	EnPro Industries Inc (a)	15,579	514
Altra Holdings Inc (a)	2,600	49	GP Strategies Corp (a)	5,108	69
Applied Industrial Technologies Inc	15,950	561	Handy & Harman Ltd (a)	389	4

See accompanying notes

251

Schedule of Investments SmallCap Value Account I December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Miscellaneous Manufacturing (continued)			Pharmaceuticals (continued)
Hexcel Corp (a)	750	$ 18	Cornerstone Therapeutics Inc (a)	665	$ 4
John Bean Technologies Corp	153	2	Hi-Tech Pharmacal Co Inc (a)	535	21
Koppers Holdings Inc	2,200	76	Idenix Pharmaceuticals Inc (a)	37,700	281
Lydall Inc (a)	1,289	12	Medicis Pharmaceutical Corp	515	17
Movado Group Inc	878	16	Neurocrine Biosciences Inc (a)	1,043	9
Myers Industries Inc	1,493	18	Nutraceutical International Corp (a)	2,648	30
Standex International Corp	2,506	85	Omega Protein Corp (a)	1,306	9
STR Holdings Inc (a)	2,339	19	Par Pharmaceutical Cos Inc (a)	6,427	210
Tredegar Corp	1,155	26	PharMerica Corp (a)	18,405	279
		$ 1,240	Progenics Pharmaceuticals Inc (a)	588	5
			Savient Pharmaceuticals Inc (a)	1,589	4
Office Furnishings - 0.12%			Schiff Nutrition International Inc (a)	655	7
Knoll Inc	6,500	96	Viropharma Inc (a)	3,600	99
Steelcase Inc	3,469	26	XenoPort Inc (a)	491	2
		$ 122			$ 1,327

Oil & Gas - 1.87%			Pipelines - 0.06%
Alon USA Energy Inc	202	2	Crosstex Energy Inc	325	4
Berry Petroleum Co	4,800	202	SemGroup Corp (a)	2,037	53
Bill Barrett Corp (a)	2,142	73
Bonanza Creek Energy Inc (a)	3,000	37			$ 57
Comstock Resources Inc (a)	2,356	36	Private Equity - 0.15%
CVR Energy Inc	14,500	272	American Capital Ltd (a)	17,700	119
Delek US Holdings Inc	1,046	12	Gladstone Investment Corp	1,711	13
Endeavour International Corp (a)	2,917	25	Hercules Technology Growth Capital Inc	2,227	21
Energy Partners Ltd (a)	5,518	81			$ 153
GeoResources Inc (a)	607	18
Gulfport Energy Corp (a)	4,900	144	Publicly Traded Investment Fund - 0.01%
Harvest Natural Resources Inc (a)	2,669	20	THL Credit Inc	693	8
Hercules Offshore Inc (a)	5,881	26
Parker Drilling Co (a)	5,945	43	Real Estate - 0.09%
Petroleum Development Corp (a)	1,173	41	Forestar Group Inc (a)	1,582	24
Petroquest Energy Inc (a)	3,345	22	Sovran Self Storage Inc	1,450	62
Stone Energy Corp (a)	3,800	100			$ 86
Swift Energy Co (a)	2,083	62
Vaalco Energy Inc (a)	22,587	136	REITS - 12.25%
Venoco Inc (a)	1,763	12	Acadia Realty Trust	1,648	33
W&T Offshore Inc	19,900	422	American Campus Communities Inc	13,657	573
Warren Resources Inc (a)	18,962	62	American Capital Agency Corp	22,000	618
Western Refining Inc	2,541	33	American Capital Mortgage Investment Corp	516	10
		$ 1,881	Anworth Mortgage Asset Corp	84,426	531
			Apollo Commercial Real Estate Finance Inc	1,602	21
Oil & Gas Services - 1.07%			ARMOUR Residential REIT Inc	3,010	21
C&J Energy Services Inc (a)	4,445	93	Ashford Hospitality Trust Inc	45,764	366
Cal Dive International Inc (a)	12,000	27	Associated Estates Realty Corp	2,423	38
Complete Production Services Inc (a)	8,300	279	BioMed Realty Trust Inc	6,873	124
Dawson Geophysical Co (a)	444	18	CapLease Inc	39,800	161
Exterran Holdings Inc (a)	2,726	25	Capstead Mortgage Corp	48,140	598
Gulf Island Fabrication Inc	1,612	47	CBL & Associates Properties Inc	4,510	71
Helix Energy Solutions Group Inc (a)	14,296	226	Cedar Realty Trust Inc	4,600	20
Hornbeck Offshore Services Inc (a)	1,120	35	Chesapeake Lodging Trust	1,371	21
Key Energy Services Inc (a)	971	15	Cogdell Spencer Inc	24,000	102
Matrix Service Co (a)	1,735	16	Colonial Properties Trust	13,171	274
Mitcham Industries Inc (a)	343	8	Colony Financial Inc	1,723	27
Natural Gas Services Group Inc (a)	941	14	Coresite Realty Corp	6,535	116
Newpark Resources Inc (a)	8,225	78	Cousins Properties Inc	4,778	31
Pioneer Drilling Co (a)	867	8	CreXus Investment Corp	2,517	26
RPC Inc	4,393	80	CubeSmart	5,271	56
Tesco Corp (a)	427	5	CYS Investments Inc	3,521	46
Tetra Technologies Inc (a)	10,655	99	DCT Industrial Trust Inc	69,007	354
Union Drilling Inc (a)	1,138	7	DDR Corp	7,900	96
		$ 1,080	DiamondRock Hospitality Co	42,733	412
Packaging & Containers- 0.53%			DuPont Fabros Technology Inc	1,874	45
Graphic Packaging Holding Co (a)	33,207	141	Dynex Capital Inc	2,111	19
Rock-Tenn Co	6,700	387	EastGroup Properties Inc	3,662	159
			Education Realty Trust Inc	3,826	39
		$ 528	Entertainment Properties Trust	6,743	295
Pharmaceuticals - 1.32%			Equity Lifestyle Properties Inc	3,899	260
Achillion Pharmaceuticals Inc (a)	7,600	58	Equity One Inc	2,774	47
Alkermes PLC (a)	16,300	283	Excel Trust Inc	1,345	16
Array BioPharma Inc (a)	2,480	5	Extra Space Storage Inc	7,667	186
BioScrip Inc (a)	736	4	First Industrial Realty Trust Inc (a)	62,410	638

See accompanying notes

252

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Retail (continued)
First Potomac Realty Trust	2,606	$ 34	Collective Brands Inc (a)	2,720	$ 39
Franklin Street Properties Corp	3,597	36	Conn's Inc (a)	52,623	584
Getty Realty Corp	4,100	57	Cost Plus Inc (a)	521	5
Gladstone Commercial Corp	421	7	Cracker Barrel Old Country Store Inc	12,696	640
Government Properties Income Trust	1,860	42	Denny's Corp (a)	2,042	8
Hatteras Financial Corp	3,222	85	Dillard's Inc	4,100	184
Healthcare Realty Trust Inc	4,007	74	Domino's Pizza Inc (a)	1,889	64
Hersha Hospitality Trust	5,976	29	Dunkin' Brands Group Inc (a)	850	21
Highwoods Properties Inc	907	27	Finish Line Inc/The	20,983	404
Home Properties Inc	1,400	81	Fred's Inc	1,974	29
Hudson Pacific Properties Inc	1,732	25	Genesco Inc (a)	1,058	65
Inland Real Estate Corp	3,942	30	Gordmans Stores Inc (a)	21	—
Invesco Mortgage Capital Inc	9,681	136	Group 1 Automotive Inc	4,487	232
Investors Real Estate Trust	3,359	25	hhgregg Inc (a)	6,475	93
iStar Financial Inc (a)	3,998	21	HOT Topic Inc	2,254	15
Kilroy Realty Corp	1,533	58	Jack in the Box Inc (a)	2,221	46
Kite Realty Group Trust	16,200	73	Kirkland's Inc (a)	1,253	17
LaSalle Hotel Properties	7,531	182	Lithia Motors Inc	1,091	24
Lexington Realty Trust	62,664	469	Liz Claiborne Inc (a)	3,828	33
LTC Properties Inc	10,623	328	McCormick & Schmick's Seafood Restaurants	997	9
Medical Properties Trust Inc	5,929	59	Inc (a)
MFA Financial Inc	61,882	416	Men's Wearhouse Inc	2,110	68
Mission West Properties Inc	1,370	12	New York & Co Inc (a)	1,836	5
Monmouth Real Estate Investment Corp	2,649	24	Office Depot Inc (a)	11,838	25
National Health Investors Inc	713	31	OfficeMax Inc (a)	3,680	17
National Retail Properties Inc	12,211	323	Pantry Inc/The (a)	20,200	242
NorthStar Realty Finance Corp	4,088	20	Papa John's International Inc (a)	400	15
Omega Healthcare Investors Inc	29,900	579	PC Connection Inc	724	8
One Liberty Properties Inc	858	14	Penske Automotive Group Inc	2,206	42
Parkway Properties Inc/Md	28,700	283	PEP Boys-Manny Moe & Jack/The	2,702	30
Pebblebrook Hotel Trust	2,178	42	PF Chang's China Bistro Inc	137	4
Pennsylvania Real Estate Investment Trust	67,633	706	Pier 1 Imports Inc (a)	3,597	50
PennyMac Mortgage Investment Trust	1,435	24	Red Robin Gourmet Burgers Inc (a)	98	3
Post Properties Inc	2,609	114	Regis Corp	2,910	48
Potlatch Corp	967	30	Rite Aid Corp (a)	26,936	34
PS Business Parks Inc	2,168	121	Ruby Tuesday Inc (a)	3,281	23
Ramco-Gershenson Properties Trust	10,383	103	Rush Enterprises Inc - Class A (a)	1,611	34
Redwood Trust Inc	3,448	35	Ruth's Hospitality Group Inc (a)	2,187	11
Resource Capital Corp	3,048	17	Saks Inc (a)	5,701	56
Retail Opportunity Investments Corp	2,263	27	Shoe Carnival Inc (a)	684	18
RLJ Lodging Trust	1,174	20	Sonic Automotive Inc	1,989	29
Senior Housing Properties Trust	18,200	408	Stage Stores Inc	1,794	25
Starwood Property Trust Inc	3,991	74	Stein Mart Inc (a)	2,054	14
Strategic Hotels & Resorts Inc (a)	5,568	30	Steinway Musical Instruments Inc (a)	496	12
Sun Communities Inc	5,412	198	Susser Holdings Corp (a)	603	14
Sunstone Hotel Investors Inc (a)	5,060	41	Systemax Inc (a)	762	13
Two Harbors Investment Corp	6,191	57	Teavana Holdings Inc (a)	1,569	30
UMH Properties Inc	865	8	Texas Roadhouse Inc	305	5
Universal Health Realty Income Trust	431	17	West Marine Inc (a)	1,055	12
Urstadt Biddle Properties Inc	1,049	19	Wet Seal Inc/The (a)	4,592	15
Washington Real Estate Investment Trust	2,529	69	World Fuel Services Corp	4,602	193
Winthrop Realty Trust	10,500	107			$ 5,300

		$ 12,297	Savings & Loans - 1.12%
Retail - 5.28%			Astoria Financial Corp	4,225	36
99 Cents Only Stores (a)	2,049	45	B of I Holding Inc (a)	646	10
America's Car-Mart Inc (a)	370	14	Bank Mutual Corp	3,557	11
Asbury Automotive Group Inc (a)	1,443	31	BankFinancial Corp	3,100	17
Barnes & Noble Inc (a)	1,239	18	Beneficial Mutual Bancorp Inc (a)	2,574	21
Bebe Stores Inc	3,018	25	Berkshire Hills Bancorp Inc	4,415	98
Benihana Inc	996	10	Brookline Bancorp Inc	7,521	63
Biglari Holdings Inc (a)	55	20	Charter Financial Corp/GA	508	5
Bob Evans Farms Inc	1,504	50	Clifton Savings Bancorp Inc	576	5
Brown Shoe Co Inc	1,891	17	Dime Community Bancshares Inc	5,536	70
Build-A-Bear Workshop Inc (a)	1,249	11	ESB Financial Corp	929	13
Cabela's Inc (a)	33,648	856	ESSA Bancorp Inc	848	9
Caribou Coffee Co Inc (a)	517	7	First Defiance Financial Corp	727	11
Cash America International Inc	10,299	481	First Financial Holdings Inc	1,298	12
Casual Male Retail Group Inc (a)	3,152	11	First Niagara Financial Group Inc	16,546	143
Charming Shoppes Inc (a)	5,896	29	Flushing Financial Corp	6,798	86
Childrens Place Retail Stores Inc/The (a)	1,289	68	Fox Chase Bancorp Inc	1,088	14

See accompanying notes

253

Schedule of Investments SmallCap Value Account I December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Savings & Loans (continued)			Software (continued)
Home Federal Bancorp Inc/ID	1,301	$ 14	MedAssets Inc (a)	49,664	$ 459
Investors Bancorp Inc (a)	1,706	23	Omnicell Inc (a)	1,285	21
Kearny Financial Corp	1,001	9	Progress Software Corp (a)	1,324	26
Northfield Bancorp Inc/NJ	1,374	19	Quest Software Inc (a)	5,065	94
Northwest Bancshares Inc	5,364	67	Seachange International Inc (a)	1,124	8
OceanFirst Financial Corp	4,840	63	SS&C Technologies Holdings Inc (a)	1,248	23
Oritani Financial Corp	2,239	29	SYNNEX Corp (a)	6,765	207
Provident Financial Services Inc	10,236	137	Take-Two Interactive Software Inc (a)	45,300	614
Provident New York Bancorp	2,837	19	Tangoe Inc (a)	1,000	15
Rockville Financial Inc	2,300	24			$ 2,734
Territorial Bancorp Inc	941	19
United Financial Bancorp Inc	1,202	19	Storage & Warehousing - 0.23%
			Mobile Mini Inc (a)	1,335	23
ViewPoint Financial Group	1,777	23	Wesco Aircraft Holdings Inc (a)	14,911	209
WSFS Financial Corp	1,000	36
		$ 1,125			$ 232

Semiconductors - 2.47%			Telecommunications - 2.91%
Alpha & Omega Semiconductor Ltd (a)	1,099	8	Alaska Communications Systems Group Inc	2,693	8
			Anaren Inc (a)	1,022	17
Amkor Technology Inc (a)	90,704	395
			Anixter International Inc (a)	3,020	180
ATMI Inc (a)	1,498	30
			Arris Group Inc (a)	31,895	345
AXT Inc (a)	1,435	6
Brooks Automation Inc	14,519	149	Atlantic Tele-Network Inc	537	21
Cabot Microelectronics Corp (a)	909	43	Black Box Corp	9,710	273
			Cincinnati Bell Inc (a)	108,347	328
Cohu Inc	1,798	20
CSR PLC ADR(a)	303	4	Communications Systems Inc	497	7
DSP Group Inc (a)	8,550	44	Comtech Telecommunications Corp	6,039	172
Emulex Corp (a)	3,856	27	Consolidated Communications Holdings Inc	16,352	312
			Extreme Networks (a)	4,938	14
Entegris Inc (a)	22,384	196
			GeoEye Inc (a)	1,040	23
FormFactor Inc (a)	2,211	11
			Globecomm Systems Inc (a)	505	7
GSI Group Inc (a)	2,001	21
			Harmonic Inc (a)	4,494	23
GSI Technology Inc (a)	9,008	42
			Infinera Corp (a)	4,177	26
Integrated Device Technology Inc (a)	2,706	15
			Iridium Communications Inc (a)	2,864	22
Integrated Silicon Solution Inc (a)	14,702	134
			Leap Wireless International Inc (a)	2,062	19
Intermolecular Inc (a)	6,900	59
			Loral Space & Communications Inc (a)	429	28
IXYS Corp (a)	4,689	51
			Neutral Tandem Inc (a)	1,783	19
Kulicke & Soffa Industries Inc (a)	3,612	33
			Oplink Communications Inc (a)	3,813	63
Lattice Semiconductor Corp (a)	4,090	24
LTX-Credence Corp (a)	48,105	257	Plantronics Inc	6,962	248
Mindspeed Technologies Inc (a)	35,444	162	Preformed Line Products Co	150	9
			Premiere Global Services Inc (a)	48,721	412
MIPS Technologies Inc (a)	1,151	5
			RF Micro Devices Inc (a)	12,401	67
MKS Instruments Inc	6,822	190	Sonus Networks Inc (a)	8,306	20
Monolithic Power Systems Inc (a)	519	8
Nanometrics Inc (a)	1,010	19	SureWest Communications	987	12
			Sycamore Networks Inc (a)	819	15
Omnivision Technologies Inc (a)	943	12
			Symmetricom Inc (a)	9,660	52
Pericom Semiconductor Corp (a)	1,740	13
			Tekelec (a)	8,015	88
Photronics Inc (a)	8,321	51
			TeleNav Inc (a)	74	1
PMC - Sierra Inc (a)	13,300	73
Rudolph Technologies Inc (a)	2,360	22	USA Mobility Inc	1,736	24
			ViaSat Inc (a)	971	45
Semtech Corp (a)	3,400	84
			Vonage Holdings Corp (a)	6,140	15
Sigma Designs Inc (a)	7,800	47
			Westell Technologies Inc (a)	3,971	9
Skyworks Solutions Inc (a)	3,800	62
Standard Microsystems Corp (a)	1,154	30			$ 2,924

Supertex Inc (a)	854	16	Textiles - 0.07%
Tessera Technologies Inc (a)	2,565	43	G&K Services Inc	912	27
Veeco Instruments Inc (a)	3,666	76	Unifirst Corp/MA	712	40
		$ 2,482			$ 67

Software - 2.72%			Toys, Games & Hobbies - 0.27%
Accelrys Inc (a)	2,362	16	Jakks Pacific Inc	18,227	257
Acxiom Corp (a)	3,948	48	Leapfrog Enterprises Inc (a)	3,208	18
Aspen Technology Inc (a)	7,000	121
CSG Systems International Inc (a)	5,219	77			$ 275
Digi International Inc (a)	7,940	88	Transportation - 1.49%
Dynavox Inc (a)	7,149	27	Air Transport Services Group Inc (a)	4,154	20
Ebix Inc	2,327	51	Arkansas Best Corp	1,264	24
EPIQ Systems Inc	6,527	78	Atlas Air Worldwide Holdings Inc (a)	14,257	547
Fair Isaac Corp	809	29	Bristow Group Inc	1,784	85
Imperva Inc (a)	700	24	DHT Holdings Inc	5,033	4
JDA Software Group Inc (a)	13,967	453	Excel Maritime Carriers Ltd (a)	3,539	5
Jive Software Inc (a)	1,400	22	Gulfmark Offshore Inc (a)	9,160	384
Mantech International Corp	7,438	233	International Shipholding Corp	426	8
			Knightsbridge Tankers Ltd	1,080	15

See accompanying notes

254

Schedule of Investments
SmallCap Value Account I
December 31, 2011

			Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value (000's)	Sector	Percent
			Financial	36 .28%
Transportation (continued)			Consumer, Non-cyclical	12 .76%
Marten Transport Ltd	985	$ 18	Industrial	12 .51%
Nordic American Tankers Ltd	2,069	25	Consumer, Cyclical	11 .02%
Pacer International Inc (a)	14,558	78	Utilities	7.23%
PHI Inc (a)	645	16	Technology	6.47%
Quality Distribution Inc (a)	13,479	152	Communications	4.33%
Roadrunner Transportation Systems Inc (a)	642	9	Basic Materials	3.91%
Ship Finance International Ltd	2,207	21	Energy	3.61%
Swift Transportation Co (a)	2,793	23	Diversified	0.03%
Teekay Tankers Ltd	3,271	11	Other Assets in Excess of Liabilities, Net	1.85%
Universal Truckload Services Inc	430	8	TOTAL NET ASSETS	100.00%
Werner Enterprises Inc	1,848	44
		$ 1,497

Trucking & Leasing - 0.36%
Amerco Inc	3,831	338
Greenbrier Cos Inc (a)	811	20
		$ 358

Water - 0.28%
American States Water Co	2,646	92
California Water Service Group	5,241	96
Consolidated Water Co Ltd	1,400	12
PICO Holdings Inc (a)	999	21
SJW Corp	611	14
York Water Co	2,600	46
		$ 281
TOTAL COMMON STOCKS		$ 96,614
	Maturity
REPURCHASE AGREEMENTS - 1.94%	Amount (000's)	Value (000's)

Banks - 1.94%
Investment in Joint Trading Account; Credit	$ 1,143	$ 1,143
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,165,938; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	381	381
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $388,646;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	423	423
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $431,828; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 1,947
TOTAL REPURCHASE AGREEMENTS		$ 1,947
Total Investments		$ 98,561
Other Assets in Excess of Liabilities, Net - 1.85%		$ 1,854
TOTAL NET ASSETS - 100.00%		$ 100,415

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 11,196
Unrealized Depreciation		(8,592)
Net Unrealized Appreciation (Depreciation)	$ 2,604
Cost for federal income tax purposes	$ 95,957

All dollar amounts are shown in thousands (000's)

See accompanying notes

255

Schedule of Investments
SmallCap Value Account I
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2012	Long	53 $	3,823	$ 3,916	$ 93
Total					$ 93
All dollar amounts are shown in thousands (000's)

See accompanying notes

256

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FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
ASSET ALLOCATION ACCOUNT
Class 1 shares
2011	$12 .32	$0.20	$0.07	$0.27	($0.25)	($0 .67)	($0.92)	$11.67
2010	11.58	0.18	0.84	1.02	(0.28)	–	(0.28)	12.32
2009	10.05	0.20	1.64	1.84	(0.31)	–	(0.31)	11.58
2008	14.87	0.23	(3.60)	(3.37)	(0.39)	(1.06)	(1.45)	10.05
2007	14.11	0.28	1.34	1.62	(0.21)	(0.65)	(0.86)	14.87
BALANCED ACCOUNT
Class 1 shares
2011	13.62	0.27	0.29	0.56	(0.32)	–	(0.32)	13.86
2010	12.33	0.29	1.35	1.64	(0.35)	–	(0.35)	13.62
2009	10.71	0.32	1.85	2.17	(0.55)	–	(0.55)	12.33
2008	16.68	0.43	(5.27)	(4.84)	(0.52)	(0.61)	(1.13)	10.71
2007	16.24	0.43	0.45	0.88	(0.44)	–	(0.44)	16.68
BOND & MORTGAGE SECURITIES ACCOUNT
Class 1 shares
2011	10.61	0.44	0.31	0.75	(0.01)	–	(0.01)	11.35
2010	10.04	0.47	0.69	1.16	(0.59)	–	(0.59)	10.61
2009	9.35	0.51	1.34	1.85	(1.16)	–	(1.16)	10.04
2008	11.96	0.61	(2.55)	(1.94)	(0.67)	–	(0.67)	9.35
2007	12.09	0.67	(0.27)	0.40	(0.53)	–	(0.53)	11.96
DIVERSIFIED BALANCED ACCOUNT
Class 2 shares
2011	11.02	0.21	0.19	0.40	(0.12)	–	(0.12)	11.30
2010	10.00	0.35	0.67	1.02	–	–	–	11.02
2009(e)	10.00	–	–	–	–	–	–	10.00
DIVERSIFIED GROWTH ACCOUNT
Class 2 shares
2011	11.17	0.18	0.07	0.25	(0.09)	–	(0.09)	11.33
2010	10.00	0.34	0.83	1.17	–	–	–	11.17
2009(e)	10.00	–	–	–	–	–	–	10.00

See accompanying notes.

258

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Net Assets, End of	Ratio of Expenses	Ratio of Gross		Portfolio
Total	Period (in	to Average Net	Expenses to Average	Ratio of Net Investment	Turnover
Return(b)	thousands)	Assets	Net Assets	Income to Average Net Assets	Rate

2.14%	$55,968	0.90%	–%	1.70%	142.1%
9.10	63,256	0.89	–	1.53	188.0
18.81	66,556	0.87	–	1.89	189.2
(24.84)	63,068	0.86	–	1.79	243.1
11.78	103,281	0.82	–	1.96	125.3

4.05	50,180	0.66	–	1.98	178.7
13.62	56,574	0.66	–	2.27	209.0
21.16	58,147	0.68	–	2.91	237.4
(30.92)	56,799	0.66	–	3.05	203.1
5.38	105,283	0.63	–	2.60	160.7

7.07	323,866	0.45	–	3.95	252.1
11.65	340,735	0.45	–	4.44	297.5
20.91	333,964	0.45	–	5.27	432.6
(17.06)	330,330	0.42	–	5.66	305.9
3.41	473,797	0.42	–	5.61	256.8

3.61	331,823	0.31 (c)	0.31 (c),(d)	1.86	17.9
10.20	169,656	0.31 (c)	0.31 (c),(d)	3.34	20.2
0.00 (f)	10	0.31 (c),(g)	107.09 (c),(d),(g)	(0.31) (g)	0.0 (g)

2.26	747,602	0.30 (c)	0.30 (c),(d)	1.58	15.6
11.70	323,925	0.31 (c)	0.31 (c),(d)	3.21	13.6
0.00 (f)	10	0.31 (c),(g)	181.70 (c),(d),(g)	(0.31) (g)	0.0 (g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Excludes expense reimbursement from Manager.
(e)	Period from December 30, 2009 date operations commenced, through December 31, 2009
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

259

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2011	$12.54	$0.27	($1.67)	($1.40)	($0.02)	$–	($0.02)	$11.12
2010	11.24	0.17	1.31	1.48	(0.18)	–	(0.18)	12.54
2009	9.25	0.18	2.28	2.46	(0.47)	–	(0.47)	11.24
2008	21.67	0.31	(8.44)	(8.13)	(0.30)	(3.99)	(4.29)	9.25
2007	20.64	0.30	2.96	3.26	(0.21)	(2.02)	(2.23)	21.67
Class 2 shares
2011	12.63	0.23	(1.66)	(1.43)	(0.02)	–	(0.02)	11.18
2010	11.32	0.14	1.32	1.46	(0.15)	–	(0.15)	12.63
2009	9.27	0.15	2.29	2.44	(0.39)	–	(0.39)	11.32
2008	21.71	0.31	(8.51)	(8.20)	(0.25)	(3.99)	(4.24)	9.27
2007(f)	20.27	0.23	3.38	3.61	(0.15)	(2.02)	(2.17)	21.71
EQUITY INCOME ACCOUNT
Class 1 shares
2011	14.80	0.50	0.30	0.80	(0.07)	–	(0.07)	15.53
2010	13.15	0.45	1.66	2.11	(0.46)	–	(0.46)	14.80
2009	11.60	0.39	1.84	2.23	(0.68)	–	(0.68)	13.15
2008	19.32	0.44	(6.53)	(6.09)	(0.41)	(1.22)	(1.63)	11.60
2007	19.39	0.40	0.66	1.06	(0.20)	(0.93)	(1.13)	19.32
Class 2 shares
2011	14.74	0.45	0.31	0.76	(0.07)	–	(0.07)	15.43
2010	13.10	0.40	1.66	2.06	(0.42)	–	(0.42)	14.74
2009	11.50	0.35	1.85	2.20	(0.60)	–	(0.60)	13.10
2008	19.17	0.40	(6.49)	(6.09)	(0.36)	(1.22)	(1.58)	11.50
2007	19.24	0.34	0.67	1.01	(0.15)	(0.93)	(1.08)	19.17

See accompanying notes.

260

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Net Assets, End of	Ratio of Expenses
Total	Period (in	to Average Net	Ratio of Net Investment	Portfolio
Return(b)	thousands)	Assets	Income to Average Net Assets Turnover Rate

(11.17)%	$428,532	0.89%	2.17%	68.5%
13.18	532,545	0.89	1.47	110.0 (c)
27.30	364,176	0.91	1.85	105.5
(46.22)	286,421	0.92 (d)	2.07	100.4
16.09	576,345	0.90 (d)	1.41	113.8 (e)

(11.36)	1,952	1.14	1.91	68.5
12.91	2,466	1.14	1.27	110.0 (c)
26.84	2,427	1.16	1.59	105.5
(46.37)	2,338	1.17 (d)	1.91	100.4
18.09 (g)	8,072	1.15 (d),(h)	1.09 (h)	113.8 (e),(h)

5.44	624,366	0.48	3.28	19.9
16.18	538,727	0.51	3.25	23.2
20.00	392,951	0.54	3.33	44.0
(33.94)	304,321	0.51 (d)	2.86	86.8
5.24	513,914	0.49 (d)	2.01	84.0 (i)

5.17	25,498	0.73	3.00	19.9
15.88	29,323	0.76	2.97	23.2
19.76	30,836	0.79	3.08	44.0
(34.12)	34,738	0.76 (d)	2.57	86.8
5.00	76,666	0.74 (d)	1.74	84.0 (i)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of International SmallCap Account.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.
(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

See accompanying notes.

261

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2011	$10 .29	$0.36	$0.28	$0.64	($0.02)	($0 .01)	($0.03)	$10.90
2010	10.07	0.38	0.20	0.58	(0.36)	–	(0.36)	10.29
2009	10.28	0.43	0.22	0.65	(0.86)	–	(0.86)	10.07
2008	10.49	0.48	(0.01)	0.47	(0.68)	–	(0.68)	10.28
2007	10.41	0.49	0.16	0.65	(0.57)	–	(0.57)	10.49
Class 2 shares
2011	10.32	0.34	0.27	0.61	(0.02)	(0.01)	(0.03)	10.90
2010	10.09	0.36	0.21	0.57	(0.34)	–	(0.34)	10.32
2009	10.26	0.41	0.21	0.62	(0.79)	–	(0.79)	10.09
2008	10.47	0.45	(0.01)	0.44	(0.65)	–	(0.65)	10.26
2007	10.39	0.46	0.17	0.63	(0.55)	–	(0.55)	10.47
INCOME ACCOUNT
Class 1 shares
2011	10.12	0.56	0.07	0.63	(0.04)	–	(0.04)	10.71
2010	9.97	0.60	0.25	0.85	(0.70)	–	(0.70)	10.12
2009	9.36	0.62	1.03	1.65	(1.03)	(0.01)	(1.04)	9.97
2008	10.46	0.59	(0.93)	(0.34)	(0.75)	(0.01)	(0.76)	9.36
2007	10.55	0.60	0.01	0.61	(0.68)	(0.02)	(0.70)	10.46
Class 2 shares
2011	10.09	0.53	0.08	0.61	(0.04)	–	(0.04)	10.66
2010	9.95	0.58	0.23	0.81	(0.67)	–	(0.67)	10.09
2009	9.30	0.59	1.04	1.63	(0.97)	(0.01)	(0.98)	9.95
2008	10.40	0.56	(0.92)	(0.36)	(0.73)	(0.01)	(0.74)	9.30
2007	10.49	0.59	(0.01)	0.58	(0.65)	(0.02)	(0.67)	10.40

See accompanying notes.

262

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
			Investment Income
	Net Assets, End of	Ratio of Expenses to	to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Average Net Assets	Assets	Turnover Rate

6.23%	$453,864	0.51%	3.42%	83.8%
5.85	489,048	0.50	3.64	79.1 (c)
6.47	233,789	0.50	4.18	22.4
4.68	152,711	0.51 (d)	4.63	9.9
6.58	226,615	0.50 (d)	4.73	6.2

5.90	1,215	0.76	3.17	83.8
5.65	1,457	0.75	3.45	79.1 (c)
6.21	1,675	0.75	3.99	22.4
4.41	2,085	0.76 (d)	4.38	9.9
6.21	3,322	0.75 (d)	4.47	6.2

6.25	239,939	0.50	5.36	17.8
8.65	225,114	0.50	5.81	17.0
18.37	196,424	0.51	6.33	23.6
(3.47)	120,854	0.51 (d)	5.93	13.9
5.90	170,478	0.50 (d)	5.76	9.1

6.05	4,360	0.75	5.11	17.8
8.26	5,135	0.75	5.58	17.0
18.17	6,260	0.76	6.11	23.6
(3.75)	7,912	0.76 (d)	5.66	13.9
5.77	13,390	0.75 (d)	5.68	9.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Government & High Quality Bond Account.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

263

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
INTERNATIONAL EMERGING MARKETS ACCOUNT
Class 1 shares
2011	$17.51	$0.23	($3.35)	($3.12)	($0.01)	$–	($0.01)	$14.38
2010	14.86	0.13	2.63	2.76	(0.11)	–	(0.11)	17.51
2009	8.95	0.14	5.97	6.11	(0.20)	–	(0.20)	14.86
2008	27.61	0.21	(11.50)	(11.29)	(0.23)	(7.14)	(7.37)	8.95
2007	21.42	0.25	8.26	8.51	(0.24)	(2.08)	(2.32)	27.61
LARGECAP BLEND ACCOUNT II
Class 1 shares
2011	6.86	0.08	(0.09)	(0.01)	–	–	–	6.85
2010	6.21	0.07	0.74	0.81	(0.16)	–	(0.16)	6.86
2009	4.88	0.08	1.35	1.43	(0.10)	–	(0.10)	6.21
2008	12.59	0.10	(3.07)	(2.97)	(0.15)	(4.59)	(4.74)	4.88
2007	12.46	0.12	0.55	0.67	(0.09)	(0.45)	(0.54)	12.59
Class 2 shares
2011	6.91	0.07	(0.10)	(0.03)	–	–	–	6.88
2010	6.24	0.06	0.74	0.80	(0.13)	–	(0.13)	6.91
2009	4.89	0.07	1.35	1.42	(0.07)	–	(0.07)	6.24
2008	12.59	0.08	(3.07)	(2.99)	(0.12)	(4.59)	(4.71)	4.89
2007(e)	12.42	0.09	0.59	0.68	(0.06)	(0.45)	(0.51)	12.59
LARGECAP GROWTH ACCOUNT
Class 1 shares
2011	15.12	0.05	(0.69)	(0.64)	–	–	–	14.48
2010	12.78	0.01	2.34	2.35	(0.01)	–	(0.01)	15.12
2009	10.14	–	2.72	2.72	(0.08)	–	(0.08)	12.78
2008	17.92	0.07	(7.78)	(7.71)	(0.07)	–	(0.07)	10.14
2007	14.57	0.05	3.33	3.38	(0.03)	–	(0.03)	17.92
Class 2 shares
2011	15.11	0.01	(0.69)	(0.68)	–	–	–	14.43
2010	12.80	(0.03)	2.34	2.31	–	–	–	15.11
2009	10.13	(0.03)	2.74	2.71	(0.04)	–	(0.04)	12.80
2008	17.90	0.04	(7.78)	(7.74)	(0.03)	–	(0.03)	10.13
2007(i)	14.63	0.01	3.26	3.27	–	–	–	17.90

See accompanying notes.

264

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
			Investment
	Net Assets, End		Income to
	of Period (in	Ratio of Expenses to	Average Net	Portfolio Turnover
Total Return(b)	thousands)	Average Net Assets	Assets	Rate

(17.84)%	$143,811	1.40%	1.37%	86.8%
18.67	193,048	1.39	0.88	102.3
68.65	170,508	1.35	1.19	128.5
(54.86)	96,371	1.45	1.23	133.3
42.11	226,564	1.41	1.02	137.7

(0.12)	161,200	0.75 (c)	1.21	42.5
13.25	182,047	0.75 (c)	1.15	34.7
29.67	183,485	0.75 (c)	1.51	79.0
(36.41)	159,837	0.77 (c)	1.30	62.7
5.21	271,426	0.74 (c)	0.96	80.0 (d)

(0.42)	739	1.00 (c)	0.96	42.5
12.97	850	1.00 (c)	0.90	34.7
29.28	832	1.00 (c)	1.27	79.0
(36.50)	875	1.02 (c)	1.00	62.7
5 .28 (f)	2,727	0 .99 (c),(g)	0 .69 (g)	80 .0 (d),(g)

(4.23)	181,559	0.69	0.31	56.6
18.38	207,114	0.69	0.04	61.1
27.01	241,670	0.69	0.01	89.5
(43.16)	173,642	0.69 (c)	0.50	87.6
23.20	395,726	0.68 (c)	0.34	105.4 (h)

(4.50)	561	0.94	0.05	56.6
18.05	691	0.94	(0.20)	61.1
26.80	635	0.94	(0.24)	89.5
(43.30)	538	0.94 (c)	0.24	87.6
22.35 (f)	1,372	0 .93 (c),(g)	0.09 (g)	105.4 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.
(i)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

See accompanying notes.

265

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment Realized					and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
LARGECAP GROWTH ACCOUNT I
Class 1 shares
2011	$21 .37	$0.02	($0.09)	($0.07)	$–	$–	$–	$21.30
2010	17 .89	0.01	3.50	3.51	(0.03)	–	(0.03)	21.37
2009	11 .72	0.02	6.16	6.18	(0.01)	–	(0.01)	17.89
2008	19 .76	–	(8.01)	(8.01)	(0.03)	–	(0.03)	11.72
2007	18 .30	0.03	1.53	1.56	(0.10)	–	(0.10)	19.76
LARGECAP S&P 500 INDEX ACCOUNT
Class 1 shares
2011	8 .91	0.16	(0.01)	0.15	–	–	–	9.06
2010	7 .88	0.15	1.00	1.15	(0.12)	–	(0.12)	8.91
2009	6 .52	0.14	1.53	1.67	(0.31)	–	(0.31)	7.88
2008	10 .83	0.18	(4.05)	(3.87)	(0.22)	(0.22)	(0.44)	6.52
2007	10 .44	0.19	0.35	0.54	(0.15)	–	(0.15)	10.83
LARGECAP VALUE ACCOUNT
Class 1 shares
2011	23 .92	0.33	(0.05)	0.28	–	–	–	24.20
2010	21 .34	0.30	2.68	2.98	(0.40)	–	(0.40)	23.92
2009	19 .29	0.42	2.60	3.02	(0.97)	–	(0.97)	21.34
2008	34 .70	0.59	(11.32)	(10.73)	(0.68)	(4.00)	(4.68)	19.29
2007	37 .34	0.63	(0.46)	0.17	(0.61)	(2.20)	(2.81)	34.70
MIDCAP BLEND ACCOUNT
Class 1 shares
2011	37 .83	0.23	2.92	3.15	–	(0.47)	(0.47)	40.51
2010	31 .25	0.46	7.00	7.46	(0.88)	–	(0.88)	37.83
2009	24 .93	0.21	7.83	8.04	(0.24)	(1.48)	(1.72)	31.25
2008	42 .05	0.18	(12.82)	(12.64)	(0.23)	(4.25)	(4.48)	24.93
2007	42 .26	0.21	3.96	4.17	(0.28)	(4.10)	(4.38)	42.05
Class 2 shares
2011	37 .82	0.13	2.91	3.04	–	(0.47)	(0.47)	40.39
2010	31 .23	0.35	7.03	7.38	(0.79)	–	(0.79)	37.82
2009(d)	28 .70	0.14	2.39	2.53	–	–	–	31.23

See accompanying notes.

266

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment Income
	Period (in	Ratio of Expenses to	to Average Net	Portfolio
Total Return(b)	thousands)	Average Net Assets	Assets	Turnover Rate

(0.33)%	$228,749	0.76%(c)	0.07%	46.1%
19.61	251,943	0.76 (c)	0.07	54.0
52.71	221,953	0.78 (c)	0.11	87.8
(40.60)	157,138	0.77	(0.01)	58.1
8.52	301,223	0.75	0.14	56.5

1.73	593,337	0.26	1.80	7.9
14.67	352,580	0.27	1.83	21.1
26.31	116,266	0.27	2.05	15.9
(37.10)	97,677	0.27	2.02	13.8
5.15	195,489	0.26	1.73	12.7

1.17	199,660	0.61	1.37	113.9
14.08	164,949	0.61	1.38	214.6
16.30	154,829	0.61	2.21	144.8
(35.16)	145,811	0.61	2.18	133.5
(0.10)	270,351	0.60	1.70	107.5

8.29	531,255	0.55	0.57	28.9
24.10	551,589	0.57	1.37	20.9
33.76	379,151	0.61	0.79	25.4
(33.92)	269,185	0.58	0.50	19.6
9.45	472,587	0.56	0.49	28.0

8.00	11,226	0.80	0.32	28.9
23.83	11,327	0.82	1.05	20.9
8.82 (e)	10,010	0.83 (f)	1.43 (f)	25.4 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 9, 2009 date operations commenced, through December 31, 2009
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

267

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment Realized					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
MONEY MARKET ACCOUNT
Class 1 shares
2011	$1 .00	$–	$–	$–	$–	$–	$–	$1.00
2010	1 .00	–	–	–	–	–	–	1.00
2009	1 .00	–	–	–	–	–	–	1.00
2008	1 .00	0.03	–	0.03	(0.03)	–	(0.03)	1.00
2007	1 .00	0.05	–	0.05	(0.05)	–	(0.05)	1.00
Class 2 shares
2011	1 .00	–	–	–	–	–	–	1.00
2010	1 .00	–	–	–	–	–	–	1.00
2009	1 .00	–	–	–	–	–	–	1.00
2008	1 .00	0.02	–	0.02	(0.02)	–	(0.02)	1.00
2007(e)	1 .00	0.04	–	0.04	(0.04)	–	(0.04)	1.00
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2011	21 .47	0.24	(0.21)	0.03	–	(0.14)	(0.14)	21.36
2010	19 .23	0.35	2.59	2.94	(0.32)	(0.38)	(0.70)	21.47
2009	15 .05	0.17	4.28	4.45	(0.27)	–	(0.27)	19.23
2008	25 .13	0.15	(7.79)	(7.64)	(0.24)	(2.20)	(2.44)	15.05
2007	24 .06	0.20	1.89	2.09	(0.18)	(0.84)	(1.02)	25.13
Class 2 shares
2011	21 .40	0.18	(0.21)	(0.03)	–	(0.14)	(0.14)	21.23
2010	19 .17	0.31	2.57	2.88	(0.27)	(0.38)	(0.65)	21.40
2009	14 .94	0.12	4.27	4.39	(0.16)	–	(0.16)	19.17
2008	24 .97	0.10	(7.75)	(7.65)	(0.18)	(2.20)	(2.38)	14.94
2007	23 .91	0.13	1.89	2.02	(0.12)	(0.84)	(0.96)	24.97
PRINCIPAL LIFETIME 2010 ACCOUNT
Class 1 shares
2011	10 .49	0.19	(0.03)	0.16	(0.29)	–	(0.29)	10.36
2010	9 .63	0.30	0.99	1.29	(0.43)	–	(0.43)	10.49
2009	8 .07	0.47	1.49	1.96	(0.38)	(0.02)	(0.40)	9.63
2008	12 .94	0.38	(4.02)	(3.64)	(0.47)	(0.76)	(1.23)	8.07
2007	12 .76	0.67	(0.19)	0.48	(0.16)	(0.14)	(0.30)	12.94

See accompanying notes.

268

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

				Ratio of Net
	Net Assets, End of		Ratio of Gross	Investment Income	Portfolio
	Period (in	Ratio of Expenses to	Expenses to Average	to Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Net Assets	Assets	Rate

0.00%	$322,844	0.26%	0.45%(c)	0.00%	N/A
0.00	314,976	0.32	0.45 (c)	0.00	N/A
0.22	381,238	0.42	0.45 (c)	0.24	N/A
2.58	455,594	0.45 (d)	–	2.47	N/A
4.94	272,347	0.47 (d)	–	4.81	N/A

0.00	1,777	0.26	0.70 (c)	0.00	N/A
0.00	2,478	0.32	0.70 (c)	0.00	N/A
0.18	4,229	0.49	0.70 (c)	0.27	N/A
2.33	15,013	0.70 (d)	–	2.13	N/A
4.59 (f)	4,646	0.72 (d),(g)	–	4.55 (g)	N/A (g)

0.13	142,828	0.64	–	1.09	10 .3
15.40	151,592	0.64	–	1.78	13 .7
29.82	94,039	0.64	–	1.02	23 .6
(33.37)	65,187	0.64 (d)	–	0.76	14 .6
8.73	128,486	0.63 (d)	–	0.81	16 .6

(0.15)	5,472	0.89	–	0.83	10 .3
15.11	6,822	0.89	–	1.57	13 .7
29.54	7,139	0.89	–	0.76	23 .6
(33.56)	6,970	0.89 (d)	–	0.49	14 .6
8.46	15,662	0.88 (d)	–	0.55	16 .6

1.44	47,435	0.04 (h)	–	1.79	24 .3
13.93	48,831	0.04 (h)	–	3.01	42 .1
25.07	43,345	0.08 (h)	–	5.53	29 .3
(30.91)	32,113	0.15 (d),(h)	–	3.58	26 .0
3.74	44,891	0.13 (d),(h)	–	5.13	67 .0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from January 8, 2007 date operations commenced, through December 31, 2007
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Does not include expenses of the investment companies in which the Account invests.

See accompanying notes.

269

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
PRINCIPAL LIFETIME 2020 ACCOUNT
Class 1 shares
2011	$11.02	$0.19	($0.29)	($0.10)	($0.28)	$–	($0.28)	$10.64
2010	9.97	0.28	1.16	1.44	(0.39)	–	(0.39)	11.02
2009	8.11	0.43	1.74	2.17	(0.31)	–	(0.31)	9.97
2008	13.86	0.33	(4.58)	(4.25)	(0.51)	(0.99)	(1.50)	8.11
2007	13.37	0.71	(0.06)	0.65	(0.07)	(0.09)	(0.16)	13.86
PRINCIPAL LIFETIME 2030 ACCOUNT
Class 1 shares
2011	11.09	0.19	(0.42)	(0.23)	(0.22)	–	(0.22)	10.64
2010	9.85	0.24	1.24	1.48	(0.24)	–	(0.24)	11.09
2009	7.86	0.35	1.83	2.18	(0.18)	(0.01)	(0.19)	9.85
2008	13.99	0.29	(4.85)	(4.56)	(0.50)	(1.07)	(1.57)	7.86
2007	13.35	0.71	0.09	0.80	(0.06)	(0.10)	(0.16)	13.99
PRINCIPAL LIFETIME 2040 ACCOUNT
Class 1 shares
2011	11.31	0.19	(0.54)	(0.35)	(0.18)	–	(0.18)	10.78
2010	10.00	0.21	1.33	1.54	(0.23)	–	(0.23)	11.31
2009	7.94	0.28	2.02	2.30	(0.24)	–	(0.24)	10.00
2008	14.37	0.26	(5.22)	(4.96)	(0.45)	(1.02)	(1.47)	7.94
2007	13.60	0.75	0.14	0.89	(0.05)	(0.07)	(0.12)	14.37
PRINCIPAL LIFETIME 2050 ACCOUNT
Class 1 shares
2011	11.24	0.18	(0.61)	(0.43)	(0.17)	–	(0.17)	10.64
2010	9.89	0.18	1.39	1.57	(0.22)	–	(0.22)	11.24
2009	7.80	0.25	2.05	2.30	(0.21)	–	(0.21)	9.89
2008	14.48	0.24	(5.30)	(5.06)	(0.48)	(1.14)	(1.62)	7.80
2007	13.68	0.73	0.18	0.91	(0.03)	(0.08)	(0.11)	14.48
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Class 1 shares
2011	10.22	0.20	0.16	0.36	(0.33)	–	(0.33)	10.25
2010	9.66	0.35	0.70	1.05	(0.49)	–	(0.49)	10.22
2009	8.64	0.57	1.00	1.57	(0.47)	(0.08)	(0.55)	9.66
2008	12.12	0.52	(3.25)	(2.73)	(0.42)	(0.33)	(0.75)	8.64
2007	12.15	0.61	(0.36)	0.25	(0.17)	(0.11)	(0.28)	12.12

See accompanying notes.

270

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
			Investment
	Net Assets, End of		Income to	Portfolio
	Period (in	Ratio of Expenses to	Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Assets	Rate

(1.07)%	$192,409	0.04%(c)	1.74%	8.9%
15.05	201,014	0.04 (c)	2.73	37.6
27.49	177,887	0.08 (c)	4.98	20.7
(34.16)	126,555	0.13 (c),(d)	3.00	14.6
4.87	179,244	0.12 (c),(d)	5.12	60.3

(2.22)	79,646	0.04 (c)	1.70	13.2
15.40	82,436	0.04 (c)	2.33	36.2
28.22	64,909	0.07 (c)	4.12	8.3
(36.42)	25,504	0.16 (c),(d)	2.63	18.0
5.97	31,304	0.13 (c),(d)	5.11	66.7

(3.18)	22,110	0.05 (c)	1.67	13.7
15.81	21,199	0.06 (c)	2.06	41.6
29.55	15,935	0.08 (c),(d)	3.31	18.6
(38.16)	11,368	0.13 (c),(d)	2.28	22.6
6.54	16,244	0.13 (c),(d)	5.27	72.7

(3.94)	12,822	0.07 (c)	1.58	19.7
16.21	13,127	0.08 (c)	1.80	45.1
30.04	10,778	0.08 (c),(d)	2.98	16.8
(39.05)	7,231	0.12 (c),(d)	2.12	16.1
6.62	9,500	0.12 (c),(d)	5.06	93.1

3.52	29,574	0.05 (c)	1.96	19.3
11.24	28,399	0.05 (c)	3.51	40.5
18.95	23,877	0.08 (c),(d)	6.39	36.6
(23.89)	17,064	0.14 (c),(d)	4.93	26.8
2.12	21,210	0.13 (c),(d)	5.03	54.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

271

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment Realized					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2011	$13.21	$0.10	$1 .08	$1.18	$–	$–	$–	$14.39
2010	10.83	0.26	2 .49	2.75	(0.37)	–	(0.37)	13.21
2009	8.75	0.25	2 .19	2.44	(0.36)	–	(0.36)	10.83
2008	19.06	0.25	(4.11)	(3.86)	(0.41)	(6.04)	(6.45)	8.75
2007	26.09	0.35	(4.45)	(4.10)	(0.20)	(2.73)	(2.93)	19.06
Class 2 shares
2011	13.30	0.06	1 .10	1.16	–	–	–	14.46
2010	10.91	0.23	2 .50	2.73	(0.34)	–	(0.34)	13.30
2009	8.76	0.22	2 .22	2.44	(0.29)	–	(0.29)	10.91
2008	19.06	0.20	(4.10)	(3.90)	(0.36)	(6.04)	(6.40)	8.76
2007(e)	25.65	0.27	(4.00)	(3.73)	(0.13)	(2.73)	(2.86)	19.06
SAM BALANCED PORTFOLIO
Class 1 shares
2011	15.02	0.10	0 .06	0.16	(0.42)	–	(0.42)	14.76
2010	13.73	0.42	1 .38	1.80	(0.51)	–	(0.51)	15.02
2009	11.95	0.64	2 .05	2.69	(0.52)	(0.39)	(0.91)	13.73
2008	19.17	0.62	(4.93)	(4.31)	(0.71)	(2.20)	(2.91)	11.95
2007	18.09	0.64	0 .92	1.56	(0.48)	–	(0.48)	19.17
Class 2 shares
2011	14.92	0.06	0 .06	0.12	(0.38)	–	(0.38)	14.66
2010	13.64	0.36	1 .40	1.76	(0.48)	–	(0.48)	14.92
2009	11.85	0.56	2 .09	2.65	(0.47)	(0.39)	(0.86)	13.64
2008	19.04	0.64	(4.97)	(4.33)	(0.66)	(2.20)	(2.86)	11.85
2007	17.97	0.58	0 .92	1.50	(0.43)	–	(0.43)	19.04
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2011	11.68	0.10	0 .17	0.27	(0.37)	(0.11)	(0.48)	11.47
2010	10.94	0.40	0 .84	1.24	(0.50)	–	(0.50)	11.68
2009	9.49	0.65	1 .29	1.94	(0.34)	(0.15)	(0.49)	10.94
2008	13.07	0.50	(2.77)	(2.27)	(0.47)	(0.84)	(1.31)	9.49
2007	12.74	0.52	0 .43	0.95	(0.45)	(0.17)	(0.62)	13.07
Class 2 shares
2011	11.60	0.07	0 .17	0.24	(0.35)	(0.11)	(0.46)	11.38
2010	10.85	0.35	0 .88	1.23	(0.48)	–	(0.48)	11.60
2009	9.41	0.56	1 .33	1.89	(0.30)	(0.15)	(0.45)	10.85
2008	12.97	0.57	(2.85)	(2.28)	(0.44)	(0.84)	(1.28)	9.41
2007	12.64	0.49	0 .43	0.92	(0.42)	(0.17)	(0.59)	12.97

See accompanying notes.

272

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
			Investment
	Net Assets, End		Income to
	of Period (in	Ratio of Expenses to	Average Net	Portfolio
Total Return(b)	thousands)	Average Net Assets	Assets	Turnover Rate

8.93%	$140,316	0.90%	0.71%	22.4%
25.70	140,922	0.89	2.16	48.0
28.92	160,251	0.90	2.96	59.9
(32.86)	127,836	0.89 (c)	1.77	47.2
(17.69)	204,752	0.86 (c)	1.51	81.3 (d)

8.72	287	1.15	0.42	22.4
25.29	442	1.14	1.92	48.0
28.69	484	1.15	2.68	59.9
(33.01)	568	1.14 (c)	1.35	47.2
(16.50) (f)	1,441	1.11 (c),(g)	1.17 (g)	81.3 (d),(g)

0.99	781,873	0.23 (h)	0.68	14.2
13.61	828,276	0.24 (h)	2.97	36.3
23.84	728,979	0.25 (h)	5.19	3.2
(26.18)	387,339	0.25 (c),(h)	4.04	39.1
8.67	481,245	0.23 (c),(h)	3.40	42.1

0.73	94,487	0.48 (h)	0.43	14.2
13.34	107,086	0.49 (h)	2.59	36.3
23.63	110,253	0.50 (h)	4.62	3.2
(26.42)	113,639	0.50 (c),(h)	4.09	39.1
8.39	212,465	0.48 (c),(h)	3.13	42.1

2.29	177,476	0.24 (h)	0.86	20.8
11.84	178,249	0.24 (h)	3.56	34.4
21.15	154,208	0.25 (h)	6.53	9.1
(19.21)	74,246	0.26 (c),(h)	4.51	46.1
7.55	50,531	0.24 (c),(h)	4.05	45.0

1.97	15,465	0.49 (h)	0.60	20.8
11.73	15,761	0.49 (h)	3.18	34.4
20.72	15,895	0.50 (h)	5.77	9.1
(19.41)	17,277	0.51 (c),(h)	4.95	46.1
7.34	29,194	0.49 (c),(h)	3.85	45.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

273

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2011	$15.36	$0.07	($0.13)	($0.06)	($0.31)	$–	($0.31)	$14.99
2010	13.80	0.31	1.72	2.03	(0.47)	–	(0.47)	15.36
2009	12.34	0.47	2.43	2.90	(0.68)	(0.76)	(1.44)	13.80
2008	21.18	0.57	(6.78)	(6.21)	(0.72)	(1.91)	(2.63)	12.34
2007	19.70	0.57	1.26	1.83	(0.35)	–	(0.35)	21.18
Class 2 shares
2011	15.23	0.03	(0.11)	(0.08)	(0.28)	–	(0.28)	14.87
2010	13.69	0.27	1.71	1.98	(0.44)	–	(0.44)	15.23
2009	12.24	0.43	2.41	2.84	(0.63)	(0.76)	(1.39)	13.69
2008	21.03	0.57	(6.78)	(6.21)	(0.67)	(1.91)	(2.58)	12.24
2007	19.56	0.51	1.26	1.77	(0.30)	–	(0.30)	21.03
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2011	12.50	0.15	0.28	0.43	(0.49)	(0.02)	(0.51)	12.42
2010	11.95	0.51	0.69	1.20	(0.65)	–	(0.65)	12.50
2009	10.58	0.82	1.21	2.03	(0.55)	(0.11)	(0.66)	11.95
2008	14.36	0.56	(2.25)	(1.69)	(0.90)	(1.19)	(2.09)	10.58
2007	14.42	0.67	0.18	0.85	(0.69)	(0.22)	(0.91)	14.36
Class 2 shares
2011	12.42	0.12	0.28	0.40	(0.46)	(0.02)	(0.48)	12.34
2010	11.87	0.45	0.72	1.17	(0.62)	–	(0.62)	12.42
2009	10.49	0.72	1.27	1.99	(0.50)	(0.11)	(0.61)	11.87
2008	14.26	0.66	(2.38)	(1.72)	(0.86)	(1.19)	(2.05)	10.49
2007	14.32	0.63	0.19	0.82	(0.66)	(0.22)	(0.88)	14.26
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2011	16.82	0.04	(0.34)	(0.30)	(0.26)	–	(0.26)	16.26
2010	14.83	0.28	2.09	2.37	(0.38)	–	(0.38)	16.82
2009	12.28	0.42	2.82	3.24	(0.50)	(0.19)	(0.69)	14.83
2008	23.91	0.44	(7.99)	(7.55)	(0.76)	(3.32)	(4.08)	12.28
2007	22.07	0.55	1.57	2.12	(0.28)	–	(0.28)	23.91
Class 2 shares
2011	16.71	–	(0.34)	(0.34)	(0.22)	–	(0.22)	16.15
2010	14.73	0.23	2.10	2.33	(0.35)	–	(0.35)	16.71
2009	12.20	0.37	2.80	3.17	(0.45)	(0.19)	(0.64)	14.73
2008	23.77	0.50	(8.04)	(7.54)	(0.71)	(3.32)	(4.03)	12.20
2007	21.95	0.47	1.57	2.04	(0.22)	–	(0.22)	23.77

See accompanying notes.

274

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment	Portfolio
	Period (in	Ratio of Expenses to	Income to Average	Turnover
Total Return(b)	thousands)	Average Net Assets	Net Assets	Rate

(0.45)%	$132,387	0.24%(c)	0.45%	24.2%
15.22	140,207	0.24 (c)	2.21	42.2
25.70	128,572	0.25 (c)	3.82	12.0
(33.11)	103,553	0.25 (c),(d)	3.34	24.4
9.29	251,682	0.23 (c),(d)	2.74	46.8

(0.63)	78,247	0.49 (c)	0.20	24.2
14.92	84,941	0.49 (c)	1.92	42.2
25.35	81,513	0.50 (c)	3.55	12.0
(33.30)	70,419	0.50 (c),(d)	3.38	24.4
9.04	129,346	0.48 (c),(d)	2.47	46.8

3.39	187,458	0.24 (c)	1.22	20.6
10.51	183,764	0.24 (c)	4.22	31.5
19.95	156,696	0.25 (c)	7.39	20.1
(13.76)	98,000	0.25 (c),(d)	4.50	53.9
6.09	113,970	0.24 (c),(d)	4.66	28.4

3.13	18,382	0.49 (c)	0.96	20.6
10.26	20,147	0.49 (c)	3.70	31.5
19.63	22,043	0.50 (c)	6.58	20.1
(14.02)	26,751	0.50 (c),(d)	5.27	53.9
5.86	53,025	0.49 (c),(d)	4.39	28.4

(1.90)	83,738	0.24 (c)	0.25	23.3
16.40	81,821	0.24 (c)	1.82	51.7
27.45	66,315	0.25 (c)	3.25	8.1
(37.42)	44,945	0.25 (c),(d)	2.36	31.8
9.61	150,975	0.24 (c),(d)	2.34	45.7

(2.12)	64,907	0.49 (c)	(0.01)	23.3
16.18	69,749	0.49 (c)	1.53	51.7
27.04	61,006	0.50 (c)	2.92	8.1
(37.56)	48,224	0.50 (c),(d)	2.81	31.8
9.34	80,715	0.49 (c),(d)	2.04	45.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

275

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment Realized				and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2011	$2 .51	$0.06	($0.03)	$0.03	$–	$–	$–	$2.54
2010	2 .46	0.06	0.04	0.10	(0.05)	–	(0.05)	2.51
2009	2 .41	0.09	0.14	0.23	(0.18)	–	(0.18)	2.46
2008	2 .50	0.10	(0.11)	(0.01)	(0.08)	–	(0.08)	2.41
2007	2 .52	0.11	–	0.11	(0.13)	–	(0.13)	2.50
Class 2 shares
2011	2 .51	0.05	(0.03)	0.02	–	–	–	2.53
2010	2 .45	0.06	0.05	0.11	(0.05)	–	(0.05)	2.51
2009	2 .39	0.08	0.15	0.23	(0.17)	–	(0.17)	2.45
2008	2 .49	0.09	(0.12)	(0.03)	(0.07)	–	(0.07)	2.39
2007	2 .51	0.11	(0.01)	0.10	(0.12)	–	(0.12)	2.49
SMALLCAP BLEND ACCOUNT
Class 1 shares
2011	8 .31	(0.01)	(0.11)	(0.12)	(0.03)	–	(0.03)	8.16
2010	6 .72	0.03	1.59	1.62	(0.03)	–	(0.03)	8.31
2009	5 .54	0.04	1.18	1.22	(0.04)	–	(0.04)	6.72
2008	9 .82	0.03	(3.28)	(3.25)	(0.04)	(0.99)	(1.03)	5.54
2007	10 .78	0.04	0.24	0.28	(0.03)	(1.21)	(1.24)	9.82
SMALLCAP GROWTH ACCOUNT II
Class 1 shares
2011	11 .17	(0.08)	(0.41)	(0.49)	–	–	–	10.68
2010	8 .80	(0.05)	2.42	2.37	–	–	–	11.17
2009	6 .68	(0.05)	2.17	2.12	–	–	–	8.80
2008	11 .35	(0.06)	(4.61)	(4.67)	–	–	–	6.68
2007	10 .81	(0.07)	0.61	0.54	–	–	–	11.35
Class 2 shares
2011	11 .06	(0.11)	(0.41)	(0.52)	–	–	–	10.54
2010	8 .73	(0.08)	2.41	2.33	–	–	–	11.06
2009	6 .65	(0.07)	2.15	2.08	–	–	–	8.73
2008	11 .32	(0.08)	(4.59)	(4.67)	–	–	–	6.65
2007(f)	10 .72	(0 .10)	0 .70	0 .60	–	–	–	11.32

See accompanying notes.

276

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End		Investment Income
	of Period (in	Ratio of Expenses to	to Average Net	Portfolio
Total Return(b)	thousands)	Average Net Assets	Assets	Turnover Rate

1.37%	$228,351	0.49%(c)	2.35%	55.1%
4.20	224,344	0.50 (c)	2.49	85.4 (d)
9.94	74,934	0.51	3.55	24.6
(0.57)	37,975	0.52 (c)	4.05	40.1
4.50	76,165	0.50 (c)	4.56	46.8

0.95	1,516	0.74 (c)	2.11	55.1
4.37	1,901	0.75 (c)	2.45	85.4 (d)
9.81	1,887	0.76	3.36	24.6
(1.23)	1,662	0.77 (c)	3.81	40.1
4.24	2,386	0.75 (c)	4.33	46.8

(1.47)	47,155	0.88	(0.09)	69.1
24.26	57,287	0.88	0.38	69.0
22.18	52,533	0.88	0.63	87.5
(36.73)	48,620	0.88	0.41	65.3
1.65	92,456	0.86	0.34	53.9

(4.39)	47,596	1.04 (c)	(0.75)	94.3
26.93	56,856	1.03 (c)	(0.59)	82.2
31.74	77,315	1.02 (c)	(0.68)	134.6
(41.15)	59,137	1.05 (c)	(0.65)	83.8
5.00	103,626	1.01 (c)	(0.59)	86.5 (e)

(4.70)	2,653	1.29 (c)	(0.99)	94.3
26.69	3,015	1.28 (c)	(0.82)	82.2
31.28	2,529	1.27 (c)	(0.93)	134.6
(41.25)	2,102	1.30 (c)	(0.90)	83.8
5.60 (g)	3,968	1 .26 (c),(h)	(0.84) (h)	86.5 (e),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Account.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.
(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

277

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SMALLCAP VALUE ACCOUNT I
Class 1 shares
2011	$13.52	$0.09	($0.58)	($0.49)	($0.01)	$–	($0.01)	$13.02
2010	10.81	0.08	2.73	2.81	(0.10)	–	(0.10)	13.52
2009	9.51	0.09	1.42	1.51	(0.21)	–	(0.21)	10.81
2008	15.69	0.14	(4.60)	(4.46)	(0.13)	(1.59)	(1.72)	9.51
2007	18.66	0.13	(1.68)	(1.55)	(0.07)	(1.35)	(1.42)	15.69
Class 2 shares
2011	13.52	0.05	(0.58)	(0.53)	–	–	–	12.99
2010	10.82	0.06	2.73	2.79	(0.09)	–	(0.09)	13.52
2009	9.51	0.07	1.42	1.49	(0.18)	–	(0.18)	10.82
2008	15.68	0.10	(4.57)	(4.47)	(0.11)	(1.59)	(1.70)	9.51
2007(e)	18.41	0.08	(1.43)	(1.35)	(0.03)	(1.35)	(1.38)	15.68

See accompanying notes.

278

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End		Investment Income
	of Period (in	Ratio of Expenses to	to Average Net	Portfolio
Total Return(b)	thousands)	Average Net Assets	Assets	Turnover Rate

(3.66)%	$100,321	0.99%(c)	0.70%	72.2%
26.06	114,144	0.99 (c)	0.70	63.8
16.20	133,755	1.00 (c)	0.99	75.9
(31.82)	116,467	1.01 (c)	1.07	56.1
(9.52)	178,698	1.01 (c)	0.71	55.0 (d)

(3.89)	94	1.24 (c)	0.37	72.2
25.81	169	1.24 (c)	0.52	63.8
15.88	104	1.25 (c)	0.74	75.9
(31.89)	101	1.26 (c)	0.78	56.1
(8 .51) (f)	237	1 .26 (c),(g)	0 .48 (g)	55 .0 (d),(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

279

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified Balanced Account, Diversified Growth Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I, (34 of the portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2011, and the related statements of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting the portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 20, 2012

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Diversified Balanced Account, Diversified Growth Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio
Asset Allocation Account Class 1
Actual	$1,000.00	$979.03	$4.49	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

Balanced Account Class 1
Actual	1,000.00	979.51	3.29	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66

Bond & Mortgage Securities Account Class 1
Actual	1,000.00	1,030.88	2.30	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

Diversified Balanced Account Class 2
Actual	1,000.00	995.59	1.56	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31

Diversified Growth Account Class 2
Actual	1,000.00	976.72	1.54	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31

Diversified International Account Class 1
Actual	1,000.00	850.28	4.15	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Diversified International Account Class 2
Actual	1,000.00	849.54	5.31	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2011 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio

Equity Income Account Class 1
Actual	$1,000.00	$989.17	$2.41	0.48%
Hypothetical	1,000.00	1,022.79	2.45	0.48

Equity Income Account Class 2
Actual	1,000.00	987.84	3.66	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

Government & High Quality Bond Account Class 1
Actual	1,000.00	1,037.11	2.62	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	1,035.14	3.90	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Account Class 1
Actual	1,000.00	1,025.86	2.55	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Income Account Class 2
Actual	1,000.00	1,025.00	3.83	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

International Emerging Markets Account Class 1
Actual	1,000.00	814.73	6.54	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

LargeCap Blend Account II Class 1
Actual	1,000.00	952.71	3.69	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

LargeCap Blend Account II Class 2
Actual	1,000.00	950.28	4.92	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

LargeCap Growth Account I Class 1
Actual	1,000.00	939.57	3.76	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77

LargeCap Growth Account Class 1
Actual	1,000.00	919.95	3.34	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	918.52	4.55	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	961.78	1.29	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

LargeCap Value Account Class 1
Actual	1,000.00	937.26	2.98	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

MidCap Blend Account Class 1
Actual	1,000.00	963.38	2.72	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

MidCap Blend Account Class 2
Actual	1,000.00	962.12	3.96	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

Money Market Account Class 1
Actual	1,000.00	1,000.00	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

Money Market Account Class 2
Actual	1,000.00	1,000.00	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2011 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio

Principal Capital Appreciation Account Class 1
Actual	$1,000.00	$952.30	$3.15	0.64%
Hypothetical	1,000.00	1,021.98	3.26	0.64

Principal Capital Appreciation Account Class 2
Actual	1,000.00	951.16	4.38	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Principal LifeTime 2010 Account Class 1
Actual	1,000.00	968.22	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

Principal LifeTime 2020 Account Class 1
Actual	1,000.00	939.93	0.20	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

Principal LifeTime 2030 Account Class 1
Actual	1,000.00	926.83	0.19	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

Principal LifeTime 2040 Account Class 1
Actual	1,000.00	916.67	0.29	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06

Principal LifeTime 2050 Account Class 1
Actual	1,000.00	908.63	0.34	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	994.18	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

Real Estate Securities Account Class 1
Actual	1,000.00	978.91	4.49	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Real Estate Securities Account Class 2
Actual	1,000.00	977.69	5.73	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

SAM Balanced Portfolio Class 1
Actual	1,000.00	962.82	1.14	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	961.94	2.37	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	981.18	1.20	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	979.35	2.44	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	944.55	1.18	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	943.53	2.40	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	994.40	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	992.76	2.46	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2011 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio

SAM Strategic Growth Portfolio Class 1
Actual	$1,000.00	$928.12	$1.17	0.24%
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	926.56	2.38	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

Short-Term Income Account Class 1
Actual	1,000.00	1,000.00	2.47	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

Short-Term Income Account Class 2
Actual	1,000.00	996.06	3.72	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

SmallCap Blend Account Class 1
Actual	1,000.00	915.82	4.30	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

SmallCap Growth Account II Class 1
Actual	1,000.00	874.69	4.96	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

SmallCap Growth Account II Class 2
Actual	1,000.00	873.24	6.14	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

SmallCap Value Account I Class 1
Actual	1,000.00	909.85	4.77	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

SmallCap Value Account I Class 2
Actual	1,000.00	909.03	5.97	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	97	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	97	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Consultant, C.P. Damos Consulting,	97	None
Director since 2008	LLC. Formerly, CEO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	97	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	97	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	97	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	97	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	97	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	97	Catalytic Inc.
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	97	None
Director, Chairman	“Manager”), Principal Shareholder Services (“PSS”) since
Member, Executive Committee	2007, Columbus Circle Investors, and Spectrum; Chairman,
1952	Principal Funds Distributor, Inc. (“PFD”) since 2007;
Acting Chairman, Princor since 2008; Senior Vice
President, Principal Life Insurance Company (“PLIC”);
Director, Currency Management Group, London affiliate
since 2008.

Nora M. Everett	President and Director, the Manager since 2008; Director,	97	None
Director, President and CEO	PFD since 2008, Princor since 2008, PSS since 2008, Edge
Member, Executive Committee	since 2008, and Principal International Holding Company,
1959	LLC since 2006; CEO, Princor since 2009; Senior Vice
President/Retirement & Investor Services, PLIC since
2008; Director, Principal Asset Management Co. (Asia)
Limited since 2008; Chairman, Principal Financial
Advisors, Inc. since 2010; Director, Principal International since 2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Michael J. Beer	Executive Vice President and Chief Operating Officer, the Manager; Executive
Executive Vice President	Vice President, PFD; President, Princor, PSS since 2007; Director, the Manager
711 High Street, Des Moines, IA 50392	since 2008, Princor, and PSS since 2007. Vice President – Mutual Funds and
1961	Broker Dealer, PLIC.

Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Steve Gallaher	Assistant General Counsel, PMC since 2007, PFD since 2007, Princor since
Assistant Counsel	2007, PSS since 2007, and PLIC; Prior thereto, Second Vice President and
711 High Street, Des Moines, IA 50392	Counsel.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2011, and the Statement of Additional Information dated May 1, 2011. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Accounts.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2011 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PVC, on behalf of each of the thirty-four (34) series of PVC (each series is referred to as an “Account”); and (2) the Subadvisory Agreements between the Manager and each of Brown Investment Advisory Incorporated; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Mellon Capital Management Corporation; Morgan Stanley Investment Management, Inc.; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); and T. Rowe Price Associates, Inc. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered, among the factors, that the Manager and its affiliates have demonstrated a commitment to support the Accounts, including undertakings to cap Account expenses to provide competitive expense ratios for shareholders and the implementation of the “Core Satellite” structure for certain Accounts in an effort to achieve improved and more consistent performance results. The Board considered the nature, quality and extent of services provided by the Manager under the Management Agreement, including administrative services. In addition, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts or Subadvisors that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance the Board considered satisfactory. For such Accounts, the Board also considered the longer-term performance of the Accounts. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to recommend changes in the Subadvisor at the appropriate time, if necessary.

As to each Subadvisor for an Account, the Manager had advised the Board that either the investment services provided by the Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor for an Account either met or exceeded acceptable levels of investment performance; or (ii) although the Account experienced underperformance from the subject Subadvisor, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For PVC Accounts that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Accounts, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for four PVC Accounts that have implemented the “Core Satellite” structure.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps for most of such Accounts for an additional year. Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2010. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, and Columbus Circle). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Account under the applicable Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the Diversified Balanced Account, Diversified Growth Account, LargeCap S&P 500 Index Account, and the LifeTime Accounts do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for all Account assets.

Subadvisory Fees, Economies of Scale and Profitability

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Accounts. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Account.

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2011 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2011. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2011, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Asset Allocation Account	21.65%	Principal LifeTime 2030 Account	21.09%
Balanced Account	40.48%	Principal LifeTime 2040 Account	26.23%
Diversified Balanced Account	35.62%	Principal LifeTime 2050 Account	30.30%
Diversified Growth Account	48.01%	Principal LifeTime Strategic Income Account	4.45%
Diversified International Account	0.04%	SAM Balanced Portfolio	28.44%
Equity Income Account	70.72%	SAM Conservative Balanced Portfolio	14.56%
International Emerging Markets Account	0.26%	SAM Conservative Growth Portfolio	51.05%
LargeCap Blend Account II	100.00%	SAM Flexible Income Portfolio	9.40%
LargeCap S&P 500 Index Account	100.00%	SAM Strategic Growth Portfolio	70.56%
Principal Capital Appreciation Account	99.96%	SmallCap Blend Account	100.00%
Principal LifeTime 2010 Account	10.51%	SmallCap Value Account I	100.00%
Principal LifeTime 2020 Account	14.51%

Principal Variable Contracts Funds, Inc. - LargeCap Value Account III - Tax Year Ended April 29, 2011

The following information is being provided to you , prompted by the acquisition of Principal Variable Contracts Funds, Inc. - LargeCap Value Account III by Principal Variable Contracts Funds, Inc. - Equity Income Account, effective April 29, 2011.

Dividend Received Deduction
LargeCap Value Account III	100.00%

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Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2011

Table of Contents

Economic & Financial Market Review	1
Important Account Information	2
Diversified International Account	3
Equity Income Account	4
Government & High Quality Bond Account	5
Income Account	6
LargeCap Blend Account II	7
LargeCap Growth Account	8
MidCap Blend Account	9
Principal Capital Appreciation Account	10
Real Estate Securities Account	11
SAM Balanced Portfolio	12
SAM Conservative Balanced Portfolio	13
SAM Conservative Growth Portfolio	14
SAM Flexible Income Portfolio	15
SAM Strategic Growth Portfolio	16
Short-Term Income Account	17
SmallCap Growth Account II	18
SmallCap Value Account I	19
Glossary	20
Financial Statements	23
Notes to Financial Statements	44
Schedules of Investments	63
Financial Highlights	132
Report of Independent Registered Public Accounting Firm	144
Shareholder Expense Example	145
Supplemental Information	148

Not FDIC or NCUA insured

May lose value - Not a deposit - No bank or credit union guarantee - Not insured by any Federal government agency

Economic & Financial Market Review

2011 began with an ongoing market rally that persisted into early May, despite a series of significant international events that dominated the news — from Japan’s devastating 8.9 magnitude earthquake and resultant tsunami on March 11th to geopolitical turmoil in the Middle East and North Africa to continued concerns over government policy and economic uncertainty in the European Union and the U.S.

In the second quarter, the global economy hit a “soft patch” that continued through the end of September, with growth moderating throughout the European Union, Asia and the U.S. Stock markets tended to follow suit, ending their months-long rally and subjecting investors to a bumpy ride. Japan’s sudden drop in production following the massive earthquake was one key reason for the sluggish growth. Supply-chain disruptions caused by the disaster slowed global growth as critical components and products exported by Japan abruptly became unavailable.

Also contributing to the global economic slowdown and heightened market volatility were ongoing sovereign debt concerns in Europe, triggered by troubles in Greece and economic policy issues in both Europe and the U.S. In Europe, investors became increasingly concerned as the debt situation in Greece worsened. Greece faced potential bankruptcy in mid-July without passage of additional austerity measures required in order to obtain the country’s next tranche of bailout money. At the end of June, Greece finally passed a $40 billion austerity package amid massive protests by its citizens. This move calmed jittery markets that had worried about a potential default.1

The ongoing situation in Greece brought increasing attention to the financial state of European banks in general. Concern mounted as it became evident that additional countries — Ireland, Portugal, Italy and Spain — also had accumulated excessive debt. The key issue to be resolved by the European Union was determining who should be responsible for the losses incurred by the banking sector when the write-offs of sovereign debt occur. While Germany has argued that recapitalization of the banking system is the responsibility of each individual nation, countries such as France, Spain and Italy likely can’t afford the additional liability. At year-end, the question of where the capital will come from remained a major overhang on international developed markets.

In the U.S., policy makers spent much of the summer mired in a debate over the country’s debt ceiling. Uncertainty surrounding their ability to reach an agreement weighed heavily on investor sentiment. Even though legislators eventually reached a deal, the damage had been done. Markets began an abrupt sell-off in late July that shaved 13.9% off the S&P 500 Index and 19.9% off the broad international market for the third quarter.2 In the final few months of the year, however, Congress’s debt ceiling stand-off faded from immediate focus and attention shifted to economic fundamentals, which showed some improvement. Real GDP came in at 1.7% for 2011;3 while not a strong growth report, it is nowhere near recession level. Similarly, corporate earnings continued to increase, leading to a drop in the unemployment rate from 9.4% in December 2010 to 8.5% in December 2011.4

For the year ending December 31, 2011, the broad U.S. stock market returned 1.0%. Growth stocks significantly outperformed value stocks; value was hampered by weakness in financials, which faced headwinds that included uncertainty around potential regulatory changes and ongoing concern over the impact of the euro zone sovereign debt crisis on the U.S. With heightened risk aversion during the period, larger-cap stocks generally outperformed smaller-caps.5 Meanwhile, international stocks lagged the U.S. market considerably; emerging markets fell sharply, down -18.4%, while developed markets fared slightly better, down -12.1%.6 In addition to European sovereign concerns, which weighed on markets globally, emerging markets were troubled further by signs of economic deceleration, especially in China. A strong U.S. dollar added to the underperformance of international stocks.

In the face of volatility investors sought haven in U.S. Treasuries through much of 2011, driving down the 10-yr Treasury yield from 3.29% at the beginning of the year to 1.88% at year-end. Yields actually rose through the early part of the year, then fell sharply in the third quarter in the face of S&P’s downgrade of U.S. debt and Europe’s worsening sovereign debt situation. Also, the 2-year Treasury yield fell from 0.59% at the start of 2011 to 0.24% by year-end, resulting in a much flatter yield curve (i.e., the distance between the 2- and 10-year yields decreased as the 10-year rallied dramatically). The Barclays Capital Aggregate Bond Index posted strong results for the year, up 7.8%. The strongest fixed income returns were posted by commercial mortgage-backed securities and asset-backed securities — though relatively small portions of the overall index, they outpaced duration-adjusted Treasuries by 0.47% and 0.52%, respectively. Meanwhile, investment-grade and non-investment-grade corporate bonds underperformed, lagging duration-adjusted Treasuries by 3.67% and 2.40%, respectively, for the year.7

1 “Greece to Vote on Austerity Details,” June 30, 2011; wsj.com 2 Broad international market: MSCI All Country World (ex-U.S.) Index

3 U.S. Bureau of Economic Analysis, 4th quarter 2011 advance estimate, January 27, 2012; bea.gov 4 U.S. Dept. of Labor, Bureau of Labor Statistics; bls.gov 5 Russell family of indexes 6 Emerging markets: MSCI Emerging Markets Index; developed markets: MSCI EAFE Index 7 Barclays Capital Point

1

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

See glossary on page 20 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Periods of less than one year are not annualized.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

2

Diversified International Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	-11.17%	-4.39%	5.46%
Class 2 Shares	1/8/07	-11.36%	-4.64%	5.21%

	What contributed to or detracted from Account performance during the fiscal year?

Over the 12-month period, the portfolio experienced strong relative performance driven by stock selection, particularly in financial and telecommunications services sectors. In the financial sector, the portfolio benefited from defensive positioning in European financials (with a skew toward Nordic and U.K. banks and non-life insurance companies). In the telecommunications services sector, NTT DoCoMo benefited from better revenue trends in its Japanese wireless operations, and Vodafone outperformed as it refocused its operations and increased cash returns to shareholders. On a country basis, stock selection was positive in the U.K; holdings in Imperial Tobacco Group and British American Tobacco continue to outperform due to strong free cash flow generation and generous shareholder remuneration (through stock repurchases and increased dividends). Stock selection in France contributed negatively to performance; about half of the underperformance was attributable to Alcatel-Lucent; a restructuring of the company failed to deliver the hoped for improvement in profits (the position was sold during 2011). Also, stock selection in the consumer discretionary sector detracted from performance; Faurecia and Tata Motors were the main detractors. Faurecia (a French auto components supplier) is at risk from likely production cuts at the original equipment manufacturers as European auto demand is likely to decline. On a country basis, stock selection in Australia detracted from results, primarily within commodities (including stocks such as Rio Tinto and BHP Billiton), which underperformed the banks, where the portfolio was underweight.

3

Equity Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	5.44%	0.43%	6.09%
Class 2 Shares	5/1/01	5.17%	0.19%	5.82%

	What contributed to or detracted from Account performance during the fiscal year?

An underweight to the financial sector aided performance, as did stock selection within the sector; the portfolio was underweight large money-center banks due to concerns about loan growth, industry capacity and potential regulation. Stock selection within the energy sector also helped results, as large integrated oil companies outperformed. Finally, stock selection within the telecommunications sector added value; BCE (the parent of Bell Canada) performed strongly in response to two dividend increases and a strong Canadian Dollar. Out-of-benchmark stock selection within the consumer discretionary sector hindered results as investments in Canada and Europe underperformed. Stock selection within the health care sector also detracted from performance. While most health care stocks performed well, the portfolio's positions in Teva Pharmaceuticals lagged. Finally, a slight overweight to information technology detracted from results.

4

Government & High Quality Bond Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/6/93	6.23%	5.96%	5.11%
Class 2 Shares	11/6/01	5.90%	5.67%	4.85%

	What contributed to or detracted from Account performance during the fiscal year?

The portfolio's allocation to U.S. Treasuries contributed positively; within fixed income, U.S. Treasuries performed best as investors shunned risk most of the year. In addition, an out-of-benchmark allocation to a government agency issue was a positive contributor because agency spreads tightened as investors moved toward high-quality assets over the period. Finally, security selection within the GNMA sector added value. The portfolio's out-of benchmark allocations to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) detracted from performance because spread sectors underperformed the benchmark over the period. The portfolio's underweight to GNMA pass-through securities versus conventional mortgage-backed securities (MBS) (Fannie Mae and Freddie Mac) was a negative contributor because investors favored GNMA securities. Finally, the portfolio's performance was negatively impacted by its out-of-benchmark allocation to agency collateralized mortgage obligations (CMO), one of the worst-performing sectors for the year.

5

Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/7/93	6.25%	6.91%	6.66%
Class 2 Shares	11/6/01	6.05%	6.67%	6.40%

	What contributed to or detracted from Account performance during the fiscal year?

Wells Fargo (one of the largest banks in the U.S.) contributed positively to performance; the bank's risk profile decreased during the period relative to its peers. In addition, security selection within the oil and gas sector aided performance, led by BP (which the portfolio acquired after the issues sold off following the Gulf oil spill in 2010). An underweight to foreign government bonds was another positive contributor; this sector underperformed as a result of increasing concerns over the situation in Europe. An overweight to corporate credit (particularly high-yield bonds) detracted from performance as riskier assets underperformed over the period. On an individual security basis, China Medical Technologies detracted from results; this Chinese medical device company declined due to investors' concerns over working capital management. Finally, the portfolio's allocation to the financial services/banking sector detracted from results as investors became increasingly concerned with Europe and its effect on the global financial system.

6

LargeCap Blend Account II

Sub-Advisors: ClearBridge Advisors, Principal Management Corporation, and T. Rowe Price Associates, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	Since Inception
Class 1 Shares	5/1/02	-0.12%	-0.37%	3.34%
Class 2 Shares	1/8/07	-0.42%	-0.63%	3.11%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection within the financial sector was most positive, led by an overweight to Moody's and underweights to the mega institutions (including Bank of America, Goldman Sachs and Citigroup). The portfolio's tilt toward growth stocks over the period boosted results, as growth stocks outperformed value stocks. Additionally, holding securities with a slightly smaller market capitalization than the index positively affected results, as smaller-caps outperformed larger-caps. Security selection was a negative contributor overall, led down by selection in the energy sector. Overweight exposures to stocks such as Newfield Exploration, Apache and Petrobras Petroleo Brasileiro detracted as oil prices fell, particularly in the third quarter. Having a slightly higher beta profile than the index (meaning the portfolio was poised to be more negatively impacted in a downward-trending market) detracted from performance; riskier securities were challenged in the volatile market environment over the period. Holding securities with more price volatility than those within the index similarly hurt results.

7

LargeCap Growth Account

Sub-Advisor: Columbus Circle Investors

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/2/94	-4.23%	0.17%	2.00%
Class 2 Shares	1/8/07	-4.50%	-0.09%	1.74%

	What contributed to or detracted from Account performance during the fiscal year?

MasterCard benefited from final Durbin Amendment debit card "swipe" fee regulations that were not as onerous as preliminary indications indicated they might be. The company also benefited from the continued consumer migration from cash and checks to credit and debit card usage for convenience purposes. Apple's strength was due to innovative new iPhone and iPad products that were strongly received by consumers, as well as to continued geographic expansion of distribution to address underserved foreign countries (particularly emerging markets). Starbucks generated strong comparable sales throughout the period, continued to innovate around its core brand and established partnerships to roll out branded K-cups to the rapidly growing single-serve coffee market segment. Ford was hurt by commodity-related cost pressures, the adverse impact on auto sales from the Japanese tsunami (because of supply chain disruption) and the slower-than-expected recovery in vehicle sales due to ongoing economic uncertainty. Netapp suffered from a spending pause by key financial services and government customers, concerns about the impact of the European sovereign crisis on customer spending in that region and ongoing fears of chief competitor infringement on market share gains with its revitalized mid-range product. Halliburton was weak on cost pressures adversely impacting profit margins and greater-than-expected rig downtime that compromised revenue growth. Also, the company's international recovery has not played out at the pace expected.

8

MidCap Blend Account

Sub-Advisor: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/87	8.29%	5.39%	8.75%
Class 2 Shares	9/9/09	8.00%	5.11%	8.46%

	What contributed to or detracted from Account performance during the fiscal year?

Strong performance was led by stock selection in the consumer discretionary and information technology sectors. The portfolio benefited from owning O'Reilly Automotive, which has benefited from a strong auto parts aftermarket and the integration of CSK Auto. Liberty Media (a diversified media company, including the premium movie channel, Starz, and investments in several other attractive businesses) benefited the portfolio during the period as Starz continued to grow subscribers and provide predictable cash flow to the company. (Liberty Media's stock was up 25% over the 12-month period.) Additionally, the portfolio benefited from Valeant Pharmaceuticals Intl. (a manufacturer/distributor of neurological, dermatological and other branded generic drugs); Valeant was up 65% in the period as it has completed several value-added acquisitions while leveraging its distribution networks. Brookfield Asset Management detracted from the performance over the period; the stock was down 16% (after significantly outperforming the year before). Covanta Holding Corporation also detracted from the portfolio; the stock was down 19% over the period due to weak electricity prices. CIT Group (a finance company catering to small- and mid-market businesses) emerged from bankruptcy in 2009; the stock was down 26% over the period.

9

Principal Capital Appreciation Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/28/98	0.13%	1.68%	5.19%
Class 2 Shares	11/6/01	-0.15%	1.42%	4.93%

	What contributed to or detracted from Account performance during the fiscal year?

Consumer discretionary sector companies aided performance, as companies such as Starbucks and McDonald's benefited from the economic recovery. An underweight to the troubled financial sector benefited relative performance, as the sector (particularly large money-center banks) lagged the broad market. Finally, stock selection within the telecommunications sector bolstered results as AT&T and Verizon outpaced the benchmark. Stock selection within the energy sector detracted from performance as oil prices were volatile and natural gas underperformed. The information technology sector also detracted; many of the "old-line" companies such as Hewlett Packard and Oracle underperformed. Finally, the portfolio's stock selection within the utilities sector hindered results.

10

Real Estate Securities Account

Sub-Advisor: Principal Real Estate Investors, LLC.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	8.93%	-0.49%	12.01%
Class 2 Shares	1/8/07	8.72%	-0.73%	11.75%

	What contributed to or detracted from Account performance during the fiscal year?

Simon Property Group, the portfolio's largest single stock overweighting, recorded strong index-relative outperformance. This high-quality owner of regional mall properties benefited from a strong balance sheet, stable properties and strong operations within their outlet center portfolio. Stock selection within the office sector also added to performance, particularly overweight positions in owners of central business district office buildings and data centers. Overweights to Boston Properties and Digital Realty Trust contributed positively, as the companies outperformed the MSCI U.S. REIT index. Underweighting Corporate Office Properties Trust (a suburban office owner specializing in leasing space to government agencies and defense contractors) proved beneficial as widespread concern over cuts in defense spending, and slow-to-lease development projects, caused the stock to come under pressure. Overweighting global warehouser Prologis detracted from results due to material portfolio exposure in Europe as well as aggressive plans for developing new properties in the coming year. The stock came under pressure as investors reexamined their expectations for the company's leasing and development profile. Overweight positions in realty service companies CB Richard Ellis and Jones Lang LaSalle also detracted. These companies' revenue streams primarily depend on sales/leasing commissions; as these payments are variable, stock prices of these companies can be volatile during economic uncertainty. Additionally, overweighting hotel owners detracted from index-relative performance. Hotels also are among the most economically sensitive real estate sectors; investors' belief that economic weakness could crimp both personal and business travel led to the sector's recent sharp sell-off.

11

SAM Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	0.99%	2.65%	5.12%
Class 2 Shares	11/6/01	0.73%	2.40%	4.86%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. Strategic allocation to international stocks in developed markets hurt the portfolio. Also, strategic allocation to emerging-market stocks detracted from performance. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period.

12

SAM Conservative Balanced Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	4/23/98	2.29%	3.79%	5.43%
Class 2 Shares	11/6/01	1.97%	3.54%	5.17%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period. The portfolio's strategic allocation to U.S. government bonds was underweight relative to its benchmark; as government bonds performed strongly, the underweight was a negative contributor. The portfolio's strategic allocation to high-yield bonds was another negative factor, as high-yield bonds underperformed other fixed income holdings for the period.

13

SAM Conservative Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	-0.45%	1.06%	4.40%
Class 2 Shares	11/6/01	-0.63%	0.81%	4.15%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. Strategic allocation to international stocks in developed markets hurt the portfolio. Also, strategic allocation to emerging-market stocks detracted from performance. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period.

14

SAM Flexible Income Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	9/9/97	3.39%	4.63%	5.49%
Class 2 Shares	11/6/01	3.13%	4.36%	5.23%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among the portfolio's preferred securities holdings also was a positive contributor. Finally, security selection among U.S. large-cap value stocks contributed positively as well. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period. The portfolio's strategic allocation to U.S. government bonds was underweight relative to its benchmark; as government bonds performed strongly, the underweight was a negative contributor. The portfolio's strategic allocation to high-yield bonds was another negative factor, as high-yield bonds underperformed other fixed income holdings for the period.

15

SAM Strategic Growth Portfolio

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	6/3/97	-1.90%	-0.04%	3.79%
Class 2 Shares	11/6/01	-2.12%	-0.27%	3.56%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Security selection among the portfolio's international value stocks in developed markets benefited portfolio performance. Security selection among U.S. large-cap value stocks contributed positively as well. Finally, security selection among the portfolio's preferred securities holdings was a positive contributor. Strategic allocation to international stocks in developed markets hurt the portfolio. Also, strategic allocation to emerging-market stocks detracted from performance. The portfolio's tactical equity/fixed income positioning (an overweight to equities) hurt performance, as fixed income securities outperformed for the period.

16

Short-Term Income Account

Sub-Advisor: Edge Asset Management, Inc.

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	1/12/94	1.37%	3.83%	3.91%
Class 2 Shares	11/6/01	0.95%	3.56%	3.67%

	What contributed to or detracted from Account performance during the fiscal year?

An underweight position in foreign government agencies was a positive contributor. An out-of-benchmark allocation to nonagency collateralized mortgage obligations (CMO) also aided performance; the sector outpaced the broad corporate market. Finally, security selection within the energy sector benefited results as commodity prices remained high during most of the period. The largest negative contributor to the portfolio was security selection within the financial sector (banking and financial institutions) amid concerns over the financial situation in Europe. Also, an overweight to the asset-backed securities (ABS) sector negatively impacted performance as the sector underperformed. Finally, both allocation and security selection within the consumer non-cyclical sector detracted from performance.

17

SmallCap Growth Account II

Sub-Advisors: Emerald Advisers, Inc., and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	-4.39%	-0.24%	0.08%
Class 2 Shares	1/8/07	-4.70%	-0.51%	-0.21%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection within the consumer discretionary sector was strong, led by a significant overweight to retailer Ulta Salon Cosmetics & Fragrance, which benefited from profits in excess of expectations over the 12-month period. In the materials sector, a series of relatively small overweight positions in positive-performing securities aided results as well. Also, the portfolio benefited from its higher relative strength profile (meaning the portfolio had more exposure than the index to stocks exhibiting upward price movement during the trailing 12-month period). Additionally, positive momentum continued to be rewarded, especially in the first half of the year. Security selection was negative overall, despite outperformance in seven of the 10 sectors. Selection was most negative in the information technology sector, where overweight positions in Acme Packet, IntraLinks Holdings and InterDigital detracted. Weak selection in the industrial sector hurt results as well, particularly overweights to Wabash National Corp and II-VI Inc. due to negative price movements over the year. The portfolio's overweight exposure (relative to the index) to securities having high price volatility also hindered results.

18

SmallCap Value Account I

Sub-Advisors: JP Morgan Investment Management, Inc., and Principal Management Corporation

Average Annual Total Returns* as of December 31, 2011
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	5/1/98	-3.66%	-2.73%	6.37%
Class 2 Shares	1/8/07	-3.89%	-2.94%	6.15%

	What contributed to or detracted from Account performance during the fiscal year?

Positive security selection within the energy sector was led by an out-of-index exposure to Frontier Oil, which showed positive price performance. Security selection within the consumer discretionary sector was positive as well, where overweight exposures to a variety of strong performers (including Penske Automotive Group) boosted performance. The portfolio also benefited from the portfolio managers' successful efforts to take advantage of heightened market volatility through increased trading activity that positively impacted the portfolio over the period. Sector positioning was a negative contributor to performance over the year, with nine of the 10 sectors producing negative results. An underweight to the utilities sector (which performed relatively well) and an overweight to energy sector securities (which largely lagged) were particularly detrimental. Security selection was weak in the industrial sector, where a large out-of-index exposure to poor-performing General Cable and small overweight to struggling Excel Maritime Carriers drove down results. Relative to the index, higher exposure to securities with more price volatility detracted from performance as these securities saw pressure over the year from a very volatile market environment.

19

Glossary

Barclays Capital Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays Capital Credit 1–3 Years Index:

The index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Capital U.S. Agency Fixed Rate MBS Index:

The index covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Capital Aggregate Bond Index.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index): A market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australia, Asia, and the Far East.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index: The index the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Foreign Large Blend Category Average:

Foreign large-blend portfolios invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

Morningstar Intermediate Government Category Average:

Intermediate-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between 3.5 and six years (or, if duration is unavailable, average effective maturities between four and 10 years). Consequently, the group’s performance — and its level of volatility — tends to fall between that of the short government and long government bond categories.

20

Glossary

Morningstar Intermediate-Term Bond Category Average:

Intermediate-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of 3.5 to six years (or, if duration is unavailable, average effective maturities of four to 10 years). These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations.

Morningstar Large Blend Category Average:

An average of the net asset value (NAV) returns of domestic mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest in large U.S companies that are projected to grow faster than other large-cap stocks.

Morningstar Large Value Category Average:

An average of the net asset value (NAV) returns of mutual funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Morningstar Mid-Cap Blend Category Average:

The typical mid-cap blend portfolio invests in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The U.S. mid-cap range for market capitalization typically falls between $1 billion–$8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Moderate Allocation Category Average:

An average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Real Estate Category Average:

Specialty-real estate portfolios invest primarily in real-estate investment trusts (REITs) of various types. REITs are companies that develop and manage real-estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real-estate operating companies. Primary Index: Standard & Poor’s 500 Secondary Index: Wilshire REIT.

Morningstar Short-Term Bond Category Average:

Short-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and have durations of one to 3.5 years (or, if duration is unavailable, average effective maturities of one to four years). These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations.

Morningstar Small Growth Category Average:

Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

Morningstar Small Value Category Average:

Small-value portfolios invest in small U.S. companies with valuations and growth rates below other small-cap peers. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small-cap. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

21

Glossary

Russell 1000® Growth Index:

The index measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index:

The index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index.

Russell 1000® Value Index:

The index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index:

The index measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 2000® Growth Index:

The index measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index:

The index measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

The index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

The index measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

22

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	Diversified		Government &
	International	Equity	High Quality
Amounts in thousands, except per share amounts	Account	Income Account	Bond Account
Investment in securities--at cost	$ 424,819	$ 544,731	$ 446,836
Foreign currency--at cost	$ 503	$ –	$ –
Assets
Investment in securities--at value	$ 427,783	$ 642,997	$ 463,218
Foreign currency--at value	503	–	–
Cash	241	51	–
Cash in joint trading account	592	4,842	5,549
Receivables:
Dividends and interest	1,231	2,598	1,867
Fund shares sold	33	28	140
Investment securities sold	727	–	–
Prepaid expenses	1	–	–
Total Assets	431,111	650,516	470,774
Liabilities
Accrued management and investment advisory fees	304	260	194
Accrued distribution fees	–	5	–
Accrued custodian fees	198	–	–
Accrued directors' expenses	1	1	1
Accrued other expenses	–	6	4
Cash overdraft	–	–	52
Payables:
Fund shares redeemed	55	170	554
Investment securities purchased	69	210	14,890
Total Liabilities	627	652	15,695
Net Assets Applicable to Outstanding Shares	$ 430,484	$ 649,864	$ 455,079

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 589,173	$ 649,520	$ 447,846
Accumulated undistributed (overdistributed) net investment income (loss)	9,162	19,947	17,777
Accumulated undistributed (overdistributed) net realized gain (loss)	(170,776)	(117,869)	(26,926)
Net unrealized appreciation (depreciation) of investments	2,964	98,266	16,382
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(39)	–	–
Total Net Assets	$ 430,484	$ 649,864	$ 455,079
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 428,532	$ 624,366	$ 453,864
Shares issued and outstanding	38,520	40,208	41,636
Net Asset Value per share	$ 11.12	$ 15.53	$ 10.90
Class 2: Net Assets	$ 1,952	$ 25,498	$ 1,215
Shares issued and outstanding	175	1,653	111
Net Asset Value per share	$ 11.18	$ 15.43	$ 10.90

See accompanying notes.

23

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

		LargeCap	LargeCap
Amounts in thousands, except per share amounts	Income Account	Blend Account II	Growth Account
Investment in securities--at cost	$ 222,884	$ 144,340	$ 146,711
Assets
Investment in securities--at value	$ 237,794	$ 159,841	$ 179,895
Cash	333	323	10
Cash in joint trading account	3,386	1,210	2,223
Deposits with counterparty	–	500	–
Receivables:
Dividends and interest	2,891	239	61
Expense reimbursement from Manager	–	2	–
Fund shares sold	3	10	51
Investment securities sold	–	232	–
Total Assets	244,407	162,357	182,240
Liabilities
Accrued management and investment advisory fees	103	103	106
Accrued distribution fees	1	1	–
Accrued other expenses	2	15	2
Payables:
Fund shares redeemed	2	34	12
Investment securities purchased	–	248	–
Variation margin on futures contracts	–	17	–
Total Liabilities	108	418	120
Net Assets Applicable to Outstanding Shares	$ 244,299	$ 161,939	$ 182,120

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 223,340	$ 193,704	$ 209,727
Accumulated undistributed (overdistributed) net investment income (loss)	11,693	2,088	604
Accumulated undistributed (overdistributed) net realized gain (loss)	(5,644)	(49,439)	(61,395)
Net unrealized appreciation (depreciation) of investments	14,910	15,586	33,184
Total Net Assets	$ 244,299	$ 161,939	$ 182,120
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 239,939	$ 161,200	$ 181,559
Shares issued and outstanding	22,404	23,519	12,539
Net Asset Value per share	$ 10.71	$ 6.85	$ 14.48
Class 2: Net Assets	$ 4,360	$ 739	$ 561
Shares issued and outstanding	409	108	39
Net Asset Value per share	$ 10.66	$ 6.88	$ 14.43

See accompanying notes.

24

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			Principal Capital
	MidCap	Money Market	Appreciation
Amounts in thousands, except per share amounts	Blend Account	Account	Account
Investment in securities--at cost	$ 464,073	$ 324,634	$ 108,334
Assets
Investment in securities--at value	$ 541,971	$ 324,634	$ 146,729
Cash	38	15	12
Cash in joint trading account	1,968	–	1,397
Receivables:
Dividends and interest	326	17	236
Expense reimbursement from Manager	–	48	–
Fund shares sold	114	367	2
Investment securities sold	805	–	182
Total Assets	545,222	325,081	148,558
Liabilities
Accrued management and investment advisory fees	248	120	78
Accrued distribution fees	2	–	1
Accrued directors' expenses	2	1	–
Accrued other expenses	7	5	7
Payables:
Fund shares redeemed	127	334	22
Investment securities purchased	2,355	–	150
Total Liabilities	2,741	460	258
Net Assets Applicable to Outstanding Shares	$ 542,481	$ 324,621	$ 148,300

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 455,409	$ 324,631	$ 106,668
Accumulated undistributed (overdistributed) net investment income (loss)	665	–	1,768
Accumulated undistributed (overdistributed) net realized gain (loss)	8,509	(10)	1,469
Net unrealized appreciation (depreciation) of investments	77,898	–	38,395
Total Net Assets	$ 542,481	$ 324,621	$ 148,300
Capital Stock (par value: $.01 a share):
Shares authorized	105,000	1,500,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 531,255	$ 322,844	$ 142,828
Shares issued and outstanding	13,113	322,854	6,686
Net Asset Value per share	$ 40.51	$ 1.00	$ 21.36
Class 2: Net Assets	$ 11,226	$ 1,777	$ 5,472
Shares issued and outstanding	278	1,777	258
Net Asset Value per share	$ 40.39	$ 1.00	$ 21.23

See accompanying notes.

25

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

			SAM
	Real Estate	SAM	Conservative
	Securities	Balanced	Balanced
Amounts in thousands, except per share amounts	Account	Portfolio	Portfolio
Investment in securities--at cost	$ 109,037	$ –	$ –
Investment in affiliated securities--at cost	$ –	$ 781,165	$ 174,808
Assets
Investment in securities--at value	$ 140,099	$ –	$ –
Investment in affiliated securities--at value	–	876,478	192,921
Cash	10	–	–
Cash in joint trading account	132	–	–
Receivables:
Dividends and interest	537	211	56
Fund shares sold	12	22	11
Total Assets	140,790	876,711	192,988
Liabilities
Accrued management and investment advisory fees	104	175	38
Accrued distribution fees	–	20	3
Accrued directors' expenses	–	3	1
Accrued other expenses	3	1	–
Payables:
Fund shares redeemed	56	152	5
Investment securities purchased	24	–	–
Total Liabilities	187	351	47
Net Assets Applicable to Outstanding Shares	$ 140,603	$ 876,360	$ 192,941

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 141,757	$ 782,232	$ 175,950
Accumulated undistributed (overdistributed) net investment income (loss)	1,760	5,974	1,642
Accumulated undistributed (overdistributed) net realized gain (loss)	(33,976)	(7,159)	(2,764)
Net unrealized appreciation (depreciation) of investments	31,062	95,313	18,113
Total Net Assets	$ 140,603	$ 876,360	$ 192,941
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 140,316	$ 781,873	$ 177,476
Shares issued and outstanding	9,749	52,967	15,474
Net Asset Value per share	$ 14.39	$ 14.76	$ 11.47
Class 2: Net Assets	$ 287	$ 94,487	$ 15,465
Shares issued and outstanding	20	6,446	1,359
Net Asset Value per share	$ 14.46	$ 14.66	$ 11.38

See accompanying notes.

26

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

	SAM
	Conservative	SAM Flexible	SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio	Income Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 190,612	$ 186,763	$ 136,564
Assets
Investment in affiliated securities--at value	$ 210,729	$ 206,598	$ 148,620
Receivables:
Dividends and interest	33	63	–
Fund shares sold	33	4	115
Total Assets	210,795	206,665	148,735
Liabilities
Accrued management and investment advisory fees	41	41	30
Accrued distribution fees	17	4	14
Accrued directors' expenses	1	1	–
Payables:
Fund shares redeemed	102	779	46
Total Liabilities	161	825	90
Net Assets Applicable to Outstanding Shares	$ 210,634	$ 205,840	$ 148,645

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 205,759	$ 186,408	$ 145,822
Accumulated undistributed (overdistributed) net investment income (loss)	795	2,458	206
Accumulated undistributed (overdistributed) net realized gain (loss)	(16,037)	(2,861)	(9,439)
Net unrealized appreciation (depreciation) of investments	20,117	19,835	12,056
Total Net Assets	$ 210,634	$ 205,840	$ 148,645
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 132,387	$ 187,458	$ 83,738
Shares issued and outstanding	8,829	15,092	5,148
Net Asset Value per share	$ 14.99	$ 12.42	$ 16.26
Class 2: Net Assets	$ 78,247	$ 18,382	$ 64,907
Shares issued and outstanding	5,262	1,490	4,019
Net Asset Value per share	$ 14.87	$ 12.34	$ 16.15

See accompanying notes.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

		SmallCap
	Short-Term	Growth	SmallCap
Amounts in thousands, except per share amounts	Income Account	Account II	Value Account I
Investment in securities--at cost	$ 224,880	$ 43,512	$ 93,121
Assets
Investment in securities--at value	$ 224,911	$ 48,382	$ 98,561
Cash	409	102	286
Cash in joint trading account	3,054	1,330	1,030
Deposits with counterparty	–	600	650
Receivables:
Dividends and interest	1,707	11	240
Expense reimbursement from Manager	2	1	3
Fund shares sold	22	7	17
Investment securities sold	1	79	40
Variation margin on futures contracts	–	12	11
Total Assets	230,106	50,524	100,838
Liabilities
Accrued management and investment advisory fees	96	43	93
Accrued custodian fees	–	18	25
Accrued other expenses	5	–	–
Payables:
Fund shares redeemed	104	16	38
Investment securities purchased	–	169	241
Variation margin on futures contracts	34	29	26
Total Liabilities	239	275	423
Net Assets Applicable to Outstanding Shares	$ 229,867	$ 50,249	$ 100,415

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 246,220	$ 76,321	$ 115,399
Accumulated undistributed (overdistributed) net investment income (loss)	5,496	–	819
Accumulated undistributed (overdistributed) net realized gain (loss)	(21,777)	(31,047)	(21,336)
Net unrealized appreciation (depreciation) of investments	(72)	4,975	5,533
Total Net Assets	$ 229,867	$ 50,249	$ 100,415
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 228,351	$ 47,596	$ 100,321
Shares issued and outstanding	89,902	4,457	7,703
Net Asset Value per share	$ 2.54	$ 10.68	$ 13.02
Class 2: Net Assets	$ 1,516	$ 2,653	$ 94
Shares issued and outstanding	599	252	7
Net Asset Value per share	$ 2.53	$ 10.54	$ 12.99

See accompanying notes.

28

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Diversified		Government &
	International	Equity	High Quality
Amounts in thousands	Account	Income Account	Bond Account
Net Investment Income (Loss)
Income:
Dividends	$ 17,054	$ 24,160	$ –
Withholding tax	(1,826)	(619)	–
Interest	2	24	18,693
Total Income	15,230	23,565	18,693
Expenses:
Management and investment advisory fees	4,102	3,006	2,381
Distribution Fees - Class 2	6	69	3
Custodian fees	270	–	7
Directors' expenses	13	10	10
Professional fees	25	4	9
Other expenses	3	3	2
Total Expenses	4,419	3,092	2,412
Net Investment Income (Loss)	10,811	20,473	16,281

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies
Net realized gain (loss) from:
Investment transactions	24,837	(7,276)	5,787
Foreign currency transactions	(226)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(89,996)	10,685	6,465
Translation of assets and liabilities in foreign currencies	(54)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies	(65,439)	3,409	12,252
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (54,628)	$ 23,882	$ 28,533

See accompanying notes.

29

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

		LargeCap	LargeCap
Amounts in thousands	Income Account	Blend Account II	Growth Account
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 3,393	$ 1,968
Withholding tax	–	(21)	(2)
Interest	13,886	3	2
Total Income	13,886	3,375	1,968
Expenses:
Management and investment advisory fees	1,184	1,292	1,350
Distribution Fees - Class 2	12	2	2
Custodian fees	4	20	3
Directors' expenses	3	8	5
Professional fees	3	3	3
Other expenses	–	5	1
Total Gross Expenses	1,206	1,330	1,364
Less: Reimbursement from Manager	–	31	–
Total Net Expenses	1,206	1,299	1,364
Net Investment Income (Loss)	12,680	2,076	604

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(837)	9,770	11,065
Foreign currency transactions	(1)	–	–
Futures contracts	–	235	–
Change in unrealized appreciation/depreciation of:
Investments	2,520	(11,676)	(19,958)
Futures contracts	–	(3)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies	1,682	(1,674)	(8,893)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 14,362	$ 402	$ (8,289)

See accompanying notes.

30

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

			Principal Capital
	MidCap	Money Market	Appreciation
Amounts in thousands	Blend Account	Account	Account
Net Investment Income (Loss)
Income:
Dividends	$ 6,323	$ –	$ 2,703
Withholding tax	(75)	–	(16)
Interest	2	810	3
Total Income	6,250	810	2,690
Expenses:
Management and investment advisory fees	3,030	1,393	972
Distribution Fees - Class 2	29	5	15
Custodian fees	7	5	11
Directors' expenses	17	11	3
Professional fees	9	3	3
Other expenses	4	2	–
Total Gross Expenses	3,096	1,419	1,004
Less: Reimbursement from Manager - Class 1	–	600	–
Less: Reimbursement from Manager - Class 2	–	4	–
Less: Reimbursement from Distributor - Class 2	–	5	–
Total Net Expenses	3,096	810	1,004
Net Investment Income (Loss)	3,154	–	1,686

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies
Net realized gain (loss) from:
Investment transactions	51,106	1	1,909
Foreign currency transactions	(2)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(8,494)	–	(3,473)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies	42,610	1	(1,564)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 45,764	$ 1	$ 122

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Real Estate	SAM	SAM Conservative
Amounts in thousands	Securities Account	Balanced Portfolio	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 8,370	$ 2,145
Dividends	2,295	–	–
Total Income	2,295	8,370	2,145
Expenses:
Management and investment advisory fees	1,269	2,100	450
Distribution Fees - Class 2	1	253	39
Custodian fees	5	–	–
Directors' expenses	6	26	8
Professional fees	2	3	3
Other expenses	1	7	2
Total Expenses	1,284	2,389	502
Net Investment Income (Loss)	1,011	5,981	1,643

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies
Net realized gain (loss) from:
Investment transactions	7,526	–	–
Investment transactions in affiliated securities	–	11,681	2,119
Capital gain distribution received from affiliated securities	–	5,147	928
Change in unrealized appreciation/depreciation of:
Investments	3,807	–	–
Investments in affiliated securities	–	(13,726)	(329)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies	11,333	3,102	2,718
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 12,344	$ 9,083	$ 4,361

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	SAM Conservative	SAM Flexible	SAM Strategic
Amounts in thousands	Growth Portfolio	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 1,523	$ 2,992	$ 741
Total Income	1,523	2,992	741
Expenses:
Management and investment advisory fees	508	473	352
Distribution Fees - Class 2	206	48	172
Directors' expenses	9	9	7
Professional fees	3	3	3
Other expenses	1	1	1
Total Expenses	727	534	535
Net Investment Income (Loss)	796	2,458	206

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	3,913	3,180	2,037
Capital gain distribution received from affiliated securities	1,671	819	1,257
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	(7,324)	277	(6,554)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies	(1,740)	4,276	(3,260)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (944)	$ 6,734	$ (3,054)

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2011

	Short-Term	SmallCap	SmallCap
Amounts in thousands	Income Account	Growth Account II	Value Account I
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 167	$ 1,800
Withholding tax	–	(1)	(1)
Interest	6,617	3	3
Total Income	6,617	169	1,802
Expenses:
Management and investment advisory fees	1,148	569	1,171
Distribution Fees - Class 2	4	7	1
Custodian fees	7	27	50
Directors' expenses	8	4	6
Professional fees	7	3	3
Other expenses	2	1	1
Total Gross Expenses	1,176	611	1,232
Less: Reimbursement from Manager	–	11	21
Less: Reimbursement from Manager - Class 1	23	–	152
Total Net Expenses	1,153	600	1,059
Net Investment Income (Loss)	5,464	(431)	743

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies
Net realized gain (loss) from:
Investment transactions	1,807	7,525	11,511
Futures contracts	(1,330)	(40)	(154)
Change in unrealized appreciation/depreciation of:
Investments	(2,796)	(9,378)	(15,315)
Futures contracts	(451)	17	52
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
and Foreign currencies	(2,770)	(1,876)	(3,906)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,694	$ (2,307)	$ (3,163)

See accompanying notes.

34

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified
Amounts in thousands	International Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 10,811	$ 6,303	$ 20,473	$ 15,332
Net realized gain (loss) on investments, futures,
and foreign currency transactions	24,611	22,729	(7,276)	1,785
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(90,050)	40,241	10,685	54,950
Net Increase (Decrease) in Net Assets Resulting from Operations	(54,628)	69,273	23,882	72,067

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(914)	(7,285)	(3,229)	(15,952)
Class 2	(3)	(28)	(134)	(839)
Total Dividends and Distributions	(917)	(7,313)	(3,363)	(16,791)

Capital Share Transactions
Shares sold:
Class 1	18,121	68,379	19,503	120,327
Class 2	140	198	577	778
Shares issued in acquisition:
Class 1	N/A	94,569	146,104	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	914	7,285	3,229	15,952
Class 2	3	28	134	839
Shares redeemed:
Class 1	(67,753)	(63,568)	(102,470)	(42,349)
Class 2	(407)	(443)	(5,782)	(6,560)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(48,982)	106,448	61,295	88,987
Total Increase (Decrease)	(104,527)	168,408	81,814	144,263

Net Assets
Beginning of period	535,011	366,603	568,050	423,787
End of period (including undistributed net investment income as set forth below)	$ 430,484	$ 535,011	$ 649,864	$ 568,050
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 9,162	$ (1,120)	$ 19,947	$ 2,900

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,492	6,003	1,319	8,507
Class 2	12	18	38	57
Shares issued in acquisition:
Class 1	N/A	9,081	9,044	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	71	601	208	1,119
Class 2	–	2	9	59
Shares redeemed:
Class 1	(5,516)	(5,621)	(6,765)	(3,096)
Class 2	(32)	(39)	(384)	(480)
Net Increase (Decrease)	(3,973)	10,045	3,469	6,166

See accompanying notes.

35

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High Quality
Amounts in thousands	Bond Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 16,281	$ 13,086	$ 12,680	$ 12,383
Net realized gain (loss) on investments, futures,
and foreign currency transactions	5,787	5,246	(838)	(1,096)
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	6,465	(3,287)	2,520	5,909
Net Increase (Decrease) in Net Assets Resulting from Operations	28,533	15,045	14,362	17,196

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(858)	(15,011)	(925)	(14,373)
Class 2	(2)	(47)	(18)	(329)
From net realized gain on investments:
Class 1	(500)	–	–	–
Class 2	(1)	–	–	–
Total Dividends and Distributions	(1,361)	(15,058)	(943)	(14,702)

Capital Share Transactions
Shares sold:
Class 1	34,145	48,433	17,766	36,578
Class 2	71	27	442	314
Shares issued in acquisition:
Class 1	N/A	247,636	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,358	15,011	925	14,373
Class 2	3	47	18	329
Shares redeemed:
Class 1	(97,789)	(55,767)	(17,027)	(24,629)
Class 2	(386)	(333)	(1,493)	(1,894)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(62,598)	255,054	631	25,071
Total Increase (Decrease)	(35,426)	255,041	14,050	27,565

Net Assets
Beginning of period	490,505	235,464	230,249	202,684
End of period (including undistributed net investment income as set forth below)	$ 455,079	$ 490,505	$ 244,299	$ 230,249
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 17,777	$ 722	$ 11,693	$ (255)

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,233	4,647	1,698	3,488
Class 2	7	2	43	31
Shares issued in acquisition:
Class 1	N/A	23,467	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	129	1,472	88	1,436
Class 2	–	5	2	33
Shares redeemed:
Class 1	(9,232)	(5,297)	(1,628)	(2,370)
Class 2	(37)	(32)	(145)	(184)
Net Increase (Decrease)	(5,900)	24,264	58	2,434

See accompanying notes.

36

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Blend Account II		LargeCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 2,076	$ 2,041	$ 604	$ 87
Net realized gain (loss) on investments, futures,
and foreign currency transactions	10,005	6,088	11,065	27,733
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(11,679)	14,200	(19,958)	9,573
Net Increase (Decrease) in Net Assets Resulting from Operations	402	22,329	(8,289)	37,393

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(52)	(4,320)	–	(123)
Class 2	–	(16)	–	–
Total Dividends and Distributions	(52)	(4,336)	–	(123)

Capital Share Transactions
Shares sold:
Class 1	7,029	8,711	13,352	15,882
Class 2	46	80	51	72
Shares issued in reinvestment of dividends and distributions:
Class 1	52	4,320	–	123
Class 2	–	16	–	–
Shares redeemed:
Class 1	(28,282)	(32,377)	(30,646)	(87,726)
Class 2	(153)	(163)	(153)	(121)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,308)	(19,413)	(17,396)	(71,770)
Total Increase (Decrease)	(20,958)	(1,420)	(25,685)	(34,500)

Net Assets
Beginning of period	182,897	184,317	207,805	242,305
End of period (including undistributed net investment income as set forth below)	$ 161,939	$ 182,897	$ 182,120	$ 207,805
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 2,088	$ 64	$ 604	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,071	1,433	884	1,201
Class 2	7	13	3	5
Shares issued in reinvestment of dividends and distributions:
Class 1	7	683	–	8
Class 2	–	3	–	–
Shares redeemed:
Class 1	(4,078)	(5,124)	(2,041)	(6,420)
Class 2	(22)	(26)	(10)	(9)
Net Increase (Decrease)	(3,015)	(3,018)	(1,164)	(5,215)

See accompanying notes.

37

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Blend Account		Money Market Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 3,154	$ 6,157	$ –	$ –
Net realized gain (loss) on investments, futures,
and foreign currency transactions	51,104	24,754	1	291
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(8,494)	80,219	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	45,764	111,130	1	291

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(11,536)	–	–
Class 2	–	(240)	–	–
From net realized gain on investments:
Class 1	(6,507)	–	–	–
Class 2	(135)	–	–	–
Total Dividends and Distributions	(6,642)	(11,776)	–	–

Capital Share Transactions
Shares sold:
Class 1	25,578	17,911	202,719	137,719
Class 2	507	646	866	1,472
Shares issued in acquisition:
Class 1	N/A	136,485	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	6,507	11,536	–	–
Class 2	135	240	–	–
Shares redeemed:
Class 1	(90,792)	(90,821)	(194,852)	(204,263)
Class 2	(1,492)	(1,596)	(1,567)	(3,232)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(59,557)	74,401	7,166	(68,304)
Total Increase (Decrease)	(20,435)	173,755	7,167	(68,013)

Net Assets
Beginning of period	562,916	389,161	317,454	385,467
End of period (including undistributed net investment income as set forth below)	$ 542,481	$ 562,916	$ 324,621	$ 317,454
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 665	$ (3,857)	$ –	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	651	531	202,719	137,719
Class 2	13	20	866	1,472
Shares issued in acquisition:
Class 1	N/A	4,270	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	157	324	–	–
Class 2	3	7	–	–
Shares redeemed:
Class 1	(2,274)	(2,677)	(194,852)	(204,263)
Class 2	(38)	(47)	(1,567)	(3,232)
Net Increase (Decrease)	(1,488)	2,428	7,166	(68,304)

See accompanying notes.

38

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital
Amounts in thousands	Appreciation Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 1,686	$ 1,946	$ 1,011	$ 3,460
Net realized gain (loss) on investments, futures,
and foreign currency transactions	1,909	3,954	7,526	19,506
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(3,473)	12,839	3,807	13,844
Net Increase (Decrease) in Net Assets Resulting from Operations	122	18,739	12,344	36,810

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(2,082)	–	(4,372)
Class 2	–	(86)	–	(14)
From net realized gain on investments:
Class 1	(999)	(2,609)	–	–
Class 2	(42)	(121)	–	–
Total Dividends and Distributions	(1,041)	(4,898)	–	(4,386)

Capital Share Transactions
Shares sold:
Class 1	7,524	50,663	14,999	15,025
Class 2	303	327	20	72
Shares issued in reinvestment of dividends and distributions:
Class 1	999	4,691	–	4,372
Class 2	42	207	–	14
Shares redeemed:
Class 1	(16,437)	(10,927)	(27,916)	(71,052)
Class 2	(1,626)	(1,566)	(208)	(226)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,195)	43,395	(13,105)	(51,795)
Total Increase (Decrease)	(10,114)	57,236	(761)	(19,371)

Net Assets
Beginning of period	158,414	101,178	141,364	160,735
End of period (including undistributed net investment income as set forth below)	$ 148,300	$ 158,414	$ 140,603	$ 141,364
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,768	$ 60	$ 1,760	$ 287

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	344	2,499	1,080	1,235
Class 2	14	17	2	6
Shares issued in reinvestment of dividends and distributions:
Class 1	46	224	–	356
Class 2	2	10	–	1
Shares redeemed:
Class 1	(764)	(554)	(2,002)	(5,714)
Class 2	(77)	(80)	(15)	(18)
Net Increase (Decrease)	(435)	2,116	(935)	(4,134)

See accompanying notes.

39

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 5,981	$ 25,606	$ 1,643	$ 6,302
Net realized gain (loss) on investments, futures,
and foreign currency transactions	16,828	(128)	3,047	3,655
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(13,726)	86,859	(329)	10,266
Net Increase (Decrease) in Net Assets Resulting from Operations	9,083	112,337	4,361	20,223

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(22,735)	(27,737)	(5,769)	(7,055)
Class 2	(2,564)	(3,663)	(458)	(631)
From net realized gain on investments:
Class 1	–	–	(1,696)	–
Class 2	–	–	(146)	–
Total Dividends and Distributions	(25,299)	(31,400)	(8,069)	(7,686)

Capital Share Transactions
Shares sold:
Class 1	39,051	80,139	26,478	35,269
Class 2	5,013	5,853	2,010	2,644
Shares issued in reinvestment of dividends and distributions:
Class 1	22,735	27,737	7,465	7,055
Class 2	2,564	3,663	604	631
Shares redeemed:
Class 1	(93,672)	(79,885)	(31,300)	(29,727)
Class 2	(18,477)	(22,314)	(2,618)	(4,502)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(42,786)	15,193	2,639	11,370
Total Increase (Decrease)	(59,002)	96,130	(1,069)	23,907

Net Assets
Beginning of period	935,362	839,232	194,010	170,103
End of period (including undistributed net investment income as set forth below)	$ 876,360	$ 935,362	$ 192,941	$ 194,010
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 5,974	$ 25,292	$ 1,642	$ 6,226

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,596	5,701	2,285	3,154
Class 2	337	422	176	238
Shares issued in reinvestment of dividends and distributions:
Class 1	1,495	2,082	641	665
Class 2	169	277	52	60
Shares redeemed:
Class 1	(6,272)	(5,740)	(2,708)	(2,665)
Class 2	(1,239)	(1,606)	(228)	(404)
Net Increase (Decrease)	(2,914)	1,136	218	1,048

See accompanying notes.

40

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative
Amounts in thousands	Growth Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 796	$ 4,413	$ 2,458	$ 8,028
Net realized gain (loss) on investments, futures,
and foreign currency transactions	5,584	(5,279)	3,999	3,659
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(7,324)	30,775	277	7,788
Net Increase (Decrease) in Net Assets Resulting from Operations	(944)	29,909	6,734	19,475

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,839)	(4,198)	(7,222)	(9,070)
Class 2	(1,507)	(2,507)	(705)	(1,028)
From net realized gain on investments:
Class 1	–	–	(235)	–
Class 2	–	–	(25)	–
Total Dividends and Distributions	(4,346)	(6,705)	(8,187)	(10,098)

Capital Share Transactions
Shares sold:
Class 1	22,322	23,067	35,995	41,591
Class 2	7,515	6,611	1,435	2,533
Shares issued in reinvestment of dividends and distributions:
Class 1	2,839	4,198	7,457	9,070
Class 2	1,507	2,507	730	1,028
Shares redeemed:
Class 1	(29,573)	(30,111)	(38,416)	(31,977)
Class 2	(13,834)	(14,413)	(3,819)	(6,450)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,224)	(8,141)	3,382	15,795
Total Increase (Decrease)	(14,514)	15,063	1,929	25,172

Net Assets
Beginning of period	225,148	210,085	203,911	178,739
End of period (including undistributed net investment income as set forth below)	$ 210,634	$ 225,148	$ 205,840	$ 203,911
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 795	$ 4,345	$ 2,458	$ 7,927

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,453	1,635	2,875	3,442
Class 2	500	471	117	210
Shares issued in reinvestment of dividends and distributions:
Class 1	181	315	597	785
Class 2	97	189	59	90
Shares redeemed:
Class 1	(1,935)	(2,140)	(3,087)	(2,636)
Class 2	(911)	(1,038)	(309)	(534)
Net Increase (Decrease)	(615)	(568)	252	1,357

See accompanying notes.

41

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Strategic
Amounts in thousands	Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ 206	$ 2,226	$ 5,464	$ 3,889
Net realized gain (loss) on investments, futures,
and foreign currency transactions	3,294	(2,851)	477	1,940
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(6,554)	21,151	(3,247)	(385)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,054)	20,526	2,694	5,444

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,288)	(1,731)	(343)	(4,131)
Class 2	(906)	(1,416)	(3)	(35)
From net realized gain on investments:
Class 1	–	–	(35)	–
Total Dividends and Distributions	(2,194)	(3,147)	(381)	(4,166)

Capital Share Transactions
Shares sold:
Class 1	19,329	17,775	63,495	63,626
Class 2	6,476	6,966	1,192	467
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	129,612
Shares issued in reinvestment of dividends and distributions:
Class 1	1,288	1,731	378	4,131
Class 2	906	1,416	3	35
Shares redeemed:
Class 1	(15,874)	(13,281)	(62,161)	(49,195)
Class 2	(9,802)	(7,737)	(1,598)	(530)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,323	6,870	1,309	148,146
Total Increase (Decrease)	(2,925)	24,249	3,622	149,424

Net Assets
Beginning of period	151,570	127,321	226,245	76,821
End of period (including undistributed net investment income as set forth below)	$ 148,645	$ 151,570	$ 229,867	$ 226,245
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 206	$ 2,194	$ 5,496	$ 343

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,152	1,163	24,949	25,310
Class 2	389	453	472	185
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	51,350
Shares issued in reinvestment of dividends and distributions:
Class 1	75	120	148	1,652
Class 2	53	99	1	14
Shares redeemed:
Class 1	(945)	(890)	(24,527)	(19,466)
Class 2	(598)	(518)	(632)	(210)
Net Increase (Decrease)	126	427	411	58,835

See accompanying notes.

42

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Growth Account II		SmallCap Value Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations
Net investment income (loss)	$ (431)	$ (465)	$ 743	$ 939
Net realized gain (loss) on investments, futures,
and foreign currency transactions	7,485	17,337	11,357	12,583
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(9,361)	1,307	(15,263)	16,965
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,307)	18,179	(3,163)	30,487

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	(46)	(938)
Class 2	–	–	–	(1)
Total Dividends and Distributions	–	–	(46)	(939)

Capital Share Transactions
Shares sold:
Class 1	5,044	5,978	8,362	9,271
Class 2	172	160	57	82
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	46	938
Class 2	–	–	–	1
Shares redeemed:
Class 1	(12,117)	(43,968)	(19,022)	(59,337)
Class 2	(414)	(322)	(132)	(49)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,315)	(38,152)	(10,689)	(49,094)
Total Increase (Decrease)	(9,622)	(19,973)	(13,898)	(19,546)

Net Assets
Beginning of period	59,871	79,844	114,313	133,859
End of period (including undistributed net investment income as set forth below)	$ 50,249	$ 59,871	$ 100,415	$ 114,313
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 819	$ 112

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	448	637	675	790
Class 2	16	18	4	6
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	3	72
Shares redeemed:
Class 1	(1,079)	(4,339)	(1,415)	(4,798)
Class 2	(37)	(35)	(9)	(4)
Net Increase (Decrease)	(652)	(3,719)	(742)	(3,934)

See accompanying notes.

43

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I, known as the “Accounts”, are presented herein.

Effective July 16, 2010, Mortgage Securities Account acquired all the assets and assumed all the liabilities of Government & High Quality Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 23,692,000 shares from Government & High Quality Bond Account for 23,467,000 shares valued at $247,636,000 of Mortgage Securities Account at an approximate exchange rate of .99 for Class 1 shares. The investment securities of Government & High Quality Bond Account, with a fair value of approximately $234,696,000 and a cost of $224,556,000 at July 16, 2010 were the primary assets acquired by Mortgage Securities Account. For financial reporting purposes, assets received and shares issued by Mortgage Securities Account were recorded at fair value; however, the cost basis of the investments received from Government & High Quality Bond Account was carried forward to align ongoing reporting of Mortgage Securities Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Government & High Quality Bond Account and Mortgage Securities Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $247,636,000 ($28,134,000 of accumulated realized losses and $10,140,000 of unrealized appreciation) and $250,984,000, respectively. The aggregate net assets of Mortgage Securities Account immediately following the acquisition were $498,620,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

On July 19, 2010, Mortgage Securities Account changed its name to Government & High Quality Bond Account.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Mortgage Securities Account, Mortgage Securities Account’s pro forma results of operations for the year ended December 31, 2010, would have been $17,811,000 of net investment income, $11,205,000 of net realized and unrealized gain on investments, and $29,016,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Government & High Quality Bond Account that have been included in the Mortgage Securities Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, Short-Term Income Account acquired all the assets and assumed all the liabilities of Short-Term Bond Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 14,819,000 shares from Short-Term Bond Account for 51,350,000 shares valued at $129,612,000 of Short-Term Income Account at an approximate exchange rate of 3.47 for Class 1 shares. The investment securities of Short-Term Bond Account, with a fair value of approximately $122,242,000 and a cost of $119,695,000 at July 16, 2010 were the primary assets acquired by Short-Term Income Account. For financial reporting purposes, assets received and shares issued by Short-Term Income Account were recorded at fair value; however, the cost basis of the investments received from Short-Term Bond Account was carried forward to align ongoing reporting of Short-Term Income Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Short-Term Bond Account and Short-Term Income Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $129,612,000 ($23,356,000 of accumulated realized losses and $2,547,000 of unrealized appreciation) and $105,324,000, respectively. The aggregate net assets of Short-Term Income Account immediately following the acquisition were $234,936,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Short-Term Income Account, Short-Term Income Account’s pro forma results of operations for the year ended December 31, 2010, would have been $5,458,000 of net investment income, $2,995,000 of net realized and unrealized gain on investments, and $8,453,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Short-Term Bond Account that have been included in the Short-Term Income Account’s statement of operations since July 16, 2010.

44

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

1. Organization (Continued)

Effective July 16, 2010, Diversified International Account acquired all the assets and assumed all the liabilities of International SmallCap Account pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 8,287,000 shares from International SmallCap Account for 9,081,000 shares valued at $94,569,000 of Diversified International Account at an approximate exchange rate of 1.10 for Class 1 shares. The investment securities of International SmallCap Account, with a fair value of approximately $90,643,000 and a cost of $87,759,000 at July 16, 2010 were the primary assets acquired by Diversified International Account. For financial reporting purposes, assets received and shares issued by Diversified International Account were recorded at fair value; however, the cost basis of the investments received from International SmallCap Account was carried forward to align ongoing reporting of Diversified International Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International SmallCap Account and Diversified International Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $94,569,000 ($54,586,000 of accumulated realized losses and $2,884,000 of unrealized appreciation) and $366,626,000, respectively. The aggregate net assets of Diversified International Account immediately following the acquisition were $461,195,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for Diversified International Account, Diversified International Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,280,000 of net investment income, $60,999,000 of net realized and unrealized gain on investments, and $68,279,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International SmallCap Account that have been included in the Diversified International Account’s statement of operations since July 16, 2010.

Effective July 16, 2010, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Growth Account I and MidCap Value Account II pursuant to a plan of acquisition approved by shareholders on July 8, 2010. The purpose of these acquisitions was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 5,872,000 and 8,816,000 shares from MidCap Growth Account I and MidCap Value Account II, respectively, for 1,470,000 and 2,800,000 shares valued at $46,979,000 and $89,507,000 of MidCap Blend Account at an approximate exchange rate of .25 and .32, respectively, for Class 1 shares. The investment securities of MidCap Growth Account I, with a fair value of approximately $46,954,000 and a cost of $46,834,000, and the investment securities of MidCap Value Account II with a fair value of approximately $87,478,000 and a cost of $87,962,000 at July 16, 2010, were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Growth Account I and MidCap Value Account II was carried forward to align ongoing reporting of MidCap Blend Account’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Growth Account I, MidCap Value Account II and MidCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $46,979,000 ($11,869,000 of accumulated realized losses and $120,000 of unrealized appreciation), $89,506,000 ($40,316,000 of accumulated realized losses and $484,000 of unrealized depreciation), and $361,870,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $498,355,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of the accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2010, would have been $7,301,000 of net investment income, $103,985,000 of net realized and unrealized gain on investments, and $111,286,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Growth Account I and MidCap Value Account II that have been included in the MidCap Blend Account’s statement of operations since July 16, 2010.

45

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

1. Organization (Continued)

Effective April 29, 2011, Equity Income Account acquired all the assets and assumed all the liabilities of LargeCap Value Account III pursuant to a plan of acquisition approved by shareholders on February 28, 2011. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a taxable exchange of 14,065,000 shares from LargeCap Value Account III for 9,044,000 shares valued at $146,104,000 of Equity Income Account at an approximate exchange rate of .643 for Class 1 shares. The investment securities of LargeCap Value Account III, with a fair value of approximately $140,797,000 at April 29, 2011 were the primary assets acquired by Equity Income Account. For financial reporting purposes, assets received and shares issued by Equity Income Account were recorded at fair value. The aggregate net assets of LargeCap Value Account III and Equity Income Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $146,104,000 and $592,431,000, respectively. The aggregate net assets of Equity Income Account immediately following the acquisition were $738,535,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the fiscal year for Equity Income Account, Equity Income Account’s pro forma results of operations for the year ended December 31, 2011, would have been $21,789,000 of net investment income, $21,997,000 of net realized and unrealized gain on investments, and $43,786,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Value Account III that have been included in the Equity Income Account’s statement of operations since April 29, 2011.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Money Market Account and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

46

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

2. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when the shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities, other than holdings of other mutual funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other mutual funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Account held securities denominated in currencies that exceeded 5% of net assets of the Account:

Diversified International Account

British Pound	19.1%
Euro	15.8
Japanese Yen	13.3
Canadian Dollar	10.0
Hong Kong Dollar	5.7
Swiss Franc	5.3

47

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the SAM Portfolios bear directly, each of the SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the SAM Portfolios will vary. Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2011, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2008-2011. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

48

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

2. Significant Accounting Policies (Continued)

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2011, Diversified International Account had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $513,000 that expires in 2017 and 2019, relating to Indian securities.

Recent Accounting Pronouncements. In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following: 1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and 2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs. Management is currently evaluating the impact ASU No. 2011-04 will have on the Accounts’ financial statement disclosures.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2011, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

49

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Accounts based on their pro rata participating ownership interest in the joint trading account.

Line of Credit. Certain of the Accounts participate with other funds managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended December 31, 2011, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, LargeCap Blend Account II, MidCap Blend Account, Real Estate Securities Account, and SmallCap Value Account I each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

50

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

51

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives December 31, 2011		Liability Derivatives December 31, 2011
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
LargeCap Blend Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 85* Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Short-Term Income Account
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ — Payables, Net Assets Consist of Net unrealized		$ 103 *
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Growth Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 105 * Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
SmallCap Value Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 93* Payables, Net Assets Consist of Net unrealized		$ —
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures	$ 235	$ (3)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
Short-Term Income Account
Interest rate contracts	Net realized gain (loss) from Futures	$ (1,330)	$ (451)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures	$ (40)	$ 17
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures	$ (154)	$ 52
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Short-Term Income Account. The notional values of the futures contracts will vary in accordance with changing duration of the account. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2011.

52

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. Certain transfers may occur as a result of the Account’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Account is calculated. As of December 31, 2011 there were no significant transfers between Level 1 and Level 2, or into/out of Level 3.

53

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

4. Fair Value (Continued)

The following is a summary of the inputs used as of December 31, 2011 in valuing the Accounts' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Diversified International Account
Common Stocks
Basic Materials	$ 50,623		$ —	$ —	$ 50,623
Communications		39,594	750	—	40,344
Consumer, Cyclical		37,473	—	—	37,473
Consumer, Non-cyclical		69,243	1,018	—	70,261
Diversified		2,515	—	—	2,515
Energy		50,844	—	—	50,844
Financial		91,926	156	—	92,082
Industrial		42,443	—	—	42,443
Technology		19,693	—	—	19,693
Utilities		10,549	110	—	10,659
Preferred Stocks
Basic Materials		—	2,098	—	2,098
Communications		—	530	—	530
Consumer, Cyclical		—	3,575	—	3,575
Consumer, Non-cyclical		—	90	—	90
Financial		—	2,514	—	2,514
Utilities		—	920	—	920
Repurchase Agreements		—	1,119	—	1,119
	Total investments in securities $	414,903	$ 12,880	$ —	$ 427,783

Equity Income Account
Common Stocks*	$ 633,840		$ —	$ —	$ 633,840
Repurchase Agreements		—	9,157	—	9,157
	Total investments in securities $	633,840	$ 9,157	$ —	$ 642,997

Government & High Quality Bond Account
Bonds	$ —		$ 136,742	$ 3,323	$ 140,065
Repurchase Agreements		—	10,493	—	10,493
U.S. Government & Government Agency Obligations		—	312,660	—	312,660
	Total investments in securities $	—	$ 459,895	$ 3,323	$ 463,218

Income Account
Bonds	$ —		$ 165,824	$ 1,400	$ 167,224
Common Stocks
Energy		—	—	150	150
Convertible Bonds		—	1,965	—	1,965
Repurchase Agreements		—	6,404	—	6,404
Senior Floating Rate Interests		—	2,719	364	3,083
U.S. Government & Government Agency Obligations		—	58,968	—	58,968
	Total investments in securities $	—	$ 235,880	$ 1,914	$ 237,794

LargeCap Blend Account II
Common Stocks*	$ 157,553		$ —	$ —	$ 157,553
Repurchase Agreements		—	2,288	—	2,288
	Total investments in securities $	157,553	$ 2,288	$ —	$ 159,841
Assets
Equity Contracts**
Futures	$ 85		$ —	$ —	$ 85

54

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

LargeCap Growth Account
Common Stocks*	$ 175,691		$ —	$ —	$ 175,691
Repurchase Agreements		—	4,204	—	4,204
	Total investments in securities $	175,691	$ 4,204	$ —	$ 179,895

MidCap Blend Account
Common Stocks*	$ 538,249		$ —	$ —	$ 538,249
Repurchase Agreements		—	3,722	—	3,722
	Total investments in securities $	538,249	$ 3,722	$ —	$ 541,971

Money Market Account
Bonds	$ —		$ 22,264	$ —	$ 22,264
Certificate of Deposit		—	3,400	—	3,400
Commercial Paper		—	239,865	—	239,865
Common Stocks*		9,770	—	—	9,770
Municipal Bonds		—	30,305	—	30,305
Repurchase Agreements		—	19,030	—	19,030
	Total investments in securities $	9,770	$ 314,864	$ —	$ 324,634

Principal Capital Appreciation Account
Common Stocks*	$ 144,088		$ —	$ —	$ 144,088
Repurchase Agreements		—	2,641	—	2,641
	Total investments in securities $	144,088	$ 2,641	$ —	$ 146,729

Real Estate Securities Account
Common Stocks*	$ 138,067		$ —	$ —	$ 138,067
Convertible Preferred Stocks
Financial		—	1,781	—	1,781
Repurchase Agreements		—	251	—	251
	Total investments in securities $	138,067	$ 2,032	$ —	$ 140,099

SAM Balanced Portfolio
Investment Companies	$ 876,478		$ —	$ —	$ 876,478
	Total investments in securities $	876,478	$ —	$ —	$ 876,478

SAM Conservative Balanced Portfolio
Investment Companies	$ 192,921		$ —	$ —	$ 192,921
	Total investments in securities $	192,921	$ —	$ —	$ 192,921

SAM Conservative Growth Portfolio
Investment Companies	$ 210,729		$ —	$ —	$ 210,729
	Total investments in securities $	210,729	$ —	$ —	$ 210,729

SAM Flexible Income Portfolio
Investment Companies	$ 206,598		$ —	$ —	$ 206,598
	Total investments in securities $	206,598	$ —	$ —	$ 206,598

SAM Strategic Growth Portfolio
Investment Companies	$ 148,620		$ —	$ —	$ 148,620
	Total investments in securities $	148,620	$ —	$ —	$ 148,620

55

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2011

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Short-Term Income Account
Bonds	$ —		$ 217,246	$ —	$ 217,246
Municipal Bonds		—	250	—	250
Repurchase Agreements		—	5,776	—	5,776
U.S. Government & Government Agency Obligations		—	1,639	—	1,639
	Total investments in securities $	—	$ 224,911	$ —	$ 224,911
Liabilities
Interest Rate Contracts**
Futures	$ (103)		$ —	$ —	$ (103)

SmallCap Growth Account II
Common Stocks*	$ 45,867		$ —	$ —	$ 45,867
Repurchase Agreements		—	2,515	—	2,515
	Total investments in securities $	45,867	$ 2,515	$ —	$ 48,382
Assets
Equity Contracts**
Futures	$ 105		$ —	$ —	$ 105

SmallCap Value Account I
Common Stocks*	$ 96,614		$ —	$ —	$ 96,614
Repurchase Agreements		—	1,947	—	1,947
	Total investments in securities $	96,614	$ 1,947	$ —	$ 98,561
Assets
Equity Contracts**
Futures	$ 93		$ —	$ —	$ 93

*For additional detail regarding sector classifications, please see the Schedules of Investments.
**Futures are valued at the unrealized appreciation/(depreciation) on the instrument.

56

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

4. Fair Value (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts in thousands):

				Accrued
				Discounts/
				Premiums						Net Change in Unrealized
		Value	Realized and Change			Proceeds Transfers Transfers			Value	Appreciation/(Depreciation)
		December	Gain/	in Unrealized		from	into Level	Out of	December 31,	on Investments Held at
Fund		31, 2010	(Loss)	Gain/(Loss) Purchases		Sales	3*	Level 3**	2011	December 31, 2011
Government & High Quality Bond Account
Bonds	$ 8,564		$ —	$ 3	$ 3,023	$ (344) $	—	$ (7,923) $	3,323	$ 3
	Total $	8,564	$ —	$ 3	$ 3,023	$ (344) $	—	$ (7,923) $	3,323	$ 3

Income Account
Bonds	$ 1,847		$ (1,201)	$ 1,481	$ —	$ (727) $	—	$ —	$ 1,400	$ 130
Common Stocks
Energy		—	—	149	1	—	—	—	150	149
Senior Floating		—	—	—	364	—	—	—	364	—
Rate Interests
	Total $	1,847	$ (1,201)	$ 1,630	$ 365	$ (727) $	—	$ —	$ 1,914	$ 279

Short-Term Income Account
Bonds	$ 102		$ —	$ —	$ —	$ —	$ —	$ (102) $	—	$ —
	Total $	102	$ —	$ —	$ —	$ —	$ —	$ (102) $	—	$ —

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted.
2. Securities that have certain restrictions on trading.
3. Instances where a security is illiquid.
4. Instances in which a security is not priced by pricing services.
**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading resumes.
2. Securities where trading restrictions have expired.
3. Instances where a security is no longer illiquid.
4. Instances in which a price becomes available from a pricing service.

57

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Equity Income Account	.60%	.55%	.50%	.45%	.40%
MidCap Blend Account	.65	.60	.55	.50	.45
Money Market Account	.50	.45	.40	.35	.30
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Growth Account II	1.00	.95	.90	.85	.80
SmallCap Value Account I	1.10	1.05	1.00	.95	.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	.85%	.80%	.75%	.70%	.65%
LargeCap Blend Account II	.75	.70	.65	.60	.55

	Net Assets of Account
	(in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account
	(in millions)
	First	Over
	$500	$500
Principal Capital Appreciation Account	.625%	.50%

	Net Assets of Account (in millions)
	First	Next	Next $1	Next $1	Over $3
	$500	$500	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

	Net Assets of Accounts
	First $2	Over $2
	billion	billion
Income Account	.50%		.45%
Government & High Quality Bond Account	.50		.45

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2012. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	.018%
SmallCap Growth Account II	.020
SmallCap Value Account I	.020

58

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2011 through December 31, 2011
	Class 1	Class 2	Expiration
SmallCap Value Account I	.99%	1.24%	April 30, 2012

The Manager has contractually agreed to limit Short-Term Income Account’s expenses by .01% through the period ended April 30, 2012.

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary limit may be terminated at any time.

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares of Money Market Account. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. The limit may be terminated at any time.

Affiliated Ownership. At December 31, 2011, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1
Diversified International Account	26,763	SAM Balanced Portfolio	46,564
Equity Income Account	20,316	SAM Conservative Balanced Portfolio	14,570
Government & High Quality Bond Account	22,012	SAM Conservative Growth Portfolio	5,601
LargeCap Blend Account II	22,174	SAM Flexible Income Portfolio	13,791
LargeCap Growth Account	4,910	SAM Strategic Growth Portfolio	4,070
MidCap Blend Account	11,818	Short-Term Income Account	68,139
Money Market Account	318,297	SmallCap Growth Account II	4,126
Principal Capital Appreciation Account	429	SmallCap Value Account I	7,689
Real Estate Securities Account	8,295

6. Investment Transactions

For the year ended December 31, 2011, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Diversified International Account	$ 342,322	$ 382,703	SAM Balanced Portfolio	$ 130,871	$ 188,129
Equity Income Account	122,497	190,558	SAM Conservative Balanced Portfolio	40,994	44,127
Government & High Quality Bond Account	269,039	315,992	SAM Conservative Growth Portfolio	54,070	65,157
Income Account	51,092	37,765	SAM Flexible Income Portfolio	42,502	43,680
LargeCap Blend Account II	71,533	92,612	SAM Strategic Growth Portfolio	37,607	36,150
LargeCap Growth Account	110,929	132,448	Short-Term Income Account	131,139	123,282
MidCap Blend Account	163,268	230,985	SmallCap Growth Account II	49,961	55,692
Principal Capital Appreciation Account	15,756	25,810	SmallCap Value Account I	74,851	86,930
Real Estate Securities Account	32,353	42,404

59

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

6. Investment Transactions (Continued)

For the year ended December 31, 2011, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Government & High Quality Bond Account	$ 130,408	$ 117,021
Income Account	1,199	1,987
Short-Term Income Account	352	405

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2011 and December 31, 2010 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*
	2011	2010	2011	2010
Diversified International Account	$ 917 $	7,313 $	– $	–
Equity Income Account	3,363	16,791	–	–
Government & High Quality Bond Account	864	15,058	497	–
Income Account	943	14,702	–	–
LargeCap Blend Account II	52	4,336	–	–
LargeCap Growth Account	–	123	–	–
MidCap Blend Account	–	11,776	6,642	–
Principal Capital Appreciation Account	128	2,219	913	2,679
Real Estate Securities Account	–	4,386	–	–
SAM Balanced Portfolio	25,299	31,400	–	–
SAM Conservative Balanced Portfolio	6,782	7,686	1,287	–
SAM Conservative Growth Portfolio	4,346	6,705	–	–
SAM Flexible Income Portfolio	7,927	10,098	260	–
SAM Strategic Growth Portfolio	2,194	3,147	–	–
Short-Term Income Account	346	4,166	35	–
SmallCap Value Account I	46	939	–	–

*The accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

60

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2011, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Diversified International Account	$ 9,443	$ —
Equity Income Account	17,105	—
Government & High Quality Bond Account	17,826	—
Income Account	12,938	—
LargeCap Blend Account II	2,088	—
LargeCap Growth Account	604	—
MidCap Blend Account	4,952	8,879
Principal Capital Appreciation Account	2,786	816
Real Estate Securities Account	1,761	—
SAM Balanced Portfolio	5,975	10,839
SAM Conservative Balanced Portfolio	2,451	1,762
SAM Conservative Growth Portfolio	795	—
SAM Flexible Income Portfolio	3,003	2,784
SAM Strategic Growth Portfolio	206	—
Short-Term Income Account	5,496	—
SmallCap Value Account I	886	—

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

As of December 31, 2011, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2011, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

		Net Capital Loss Carryforward Expiring In:					No Expiration
							Short-	Long-		Annual
	2013	2014	2015	2016	2017	2018	Term	Term	Total Limitations*
Diversified International Account	$ –	$ – $	–	$ 69,551	$ 99,463 $	–	$ –	$ –	$ 169,014 $	–
Equity Income Account	–	–	–	44,952	62,985	–	5,683	–	113,620	–
Government & High Quality Bond Account	–	725	436	21,350	4,321	–	–	–	26,832	11,851
Income Account	–	–	–	–	2,836	1,584	297	927	5,644	–
LargeCap Blend Account II	–	–	–	7,466	34,691	–	–	–	42,157	–
LargeCap Growth Account	–	–	–	9,709	51,552	–	–	–	61,261	–
Money Market Account	–	–	–	6	4	–	–	–	10	–
Real Estate Securities Account	–	–	–	–	30,596	–	–	–	30,596	–
SAM Conservative Growth Portfolio	–	–	–	–	4,057	3,484	–	–	7,541	8,520
SAM Strategic Growth Portfolio	–	–	–	–	988	2,203	–	54	3,245	–
Short-Term Income Account	243	348	1,956	10,846	8,298	–	–	–	21,691	–
SmallCap Growth Account II	–	–	–	9,409	21,143	–	–	–	30,552	–
SmallCap Value Account I	–	–	–	–	18,473	–	–	–	18,473	–

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.
Capital losses generated during the fiscal year ending December 31, 2011 are subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of December 22, 2010, net capital losses will be carried forward with no expiration and with the character of the loss retained. Capital losses generated in 2011 and future years must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

61

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011

7. Federal Tax Information (Continued)

As of December 31, 2011, the following Accounts had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Diversified International Account	$ –	$ 23,281
Government & High Quality Bond Account	–	4,079
LargeCap Blend Account II	–	6,558
LargeCap Growth Account	–	11,095
MidCap Blend Account	–	40,643
Money Market Account	–	1
Real Estate Securities Account	–	6,466
SAM Balanced Portfolio	–	5,438
SAM Conservative Growth Portfolio	682	–
Short-Term Income Account	–	85
SmallCap Growth Account II	–	7,546
SmallCap Value Account I	–	11,422

Late-Year Losses. A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2011, the Accounts do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Diversified International Account	$ 388	$ (388)	$ –
Equity Income Account	(63)	(21)	84
Government & High Quality Bond Account	1,634	(1,634)	–
Income Account	211	(211)	–
LargeCap Growth Account	–	65	(65)
MidCap Blend Account	1,368	(1,370)	2
Principal Capital Appreciation Account	22	(25)	3
Real Estate Securities Account	462	9	(471)
Short-Term Income Account	35	(35)	–
SmallCap Growth Account II	431	–	(431)
SmallCap Value Account I	10	(10)	–

62

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS - 96.85%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.04%			Banks (continued)
Teleperformance SA	7,320	$ 163	Deutsche Bank AG	28,594	$ 1,089
			FirstRand Ltd	257,826	662
			Governor & Co of the Bank of Ireland/The (a)	207,244	22
Aerospace & Defense - 0.74%			Gunma Bank Ltd/The	24,000	132
MTU Aero Engines Holding AG	21,502	1,376
Saab AB	7,039	146	Home Capital Group Inc	3,588	173
Safran SA	55,093	1,654	HSBC Holdings PLC	718,022	5,476
			ICICI Bank Ltd ADR	39,050	1,032
		$ 3,176	Industrial and Commercial Bank of China Ltd	2,481,555	1,473
Agriculture - 2.88%			Industrial Bank of Korea (a)	36,880	400
Astral Foods Ltd	5,890	92	Kasikornbank PCL	168,600	665
British American Tobacco PLC	108,258	5,137	Keiyo Bank Ltd/The	13,000	64
Bunge Ltd	15,120	865	Malayan Banking Bhd	209,200	566
Golden Agri-Resources Ltd	1,105,000	609	Mitsubishi UFJ Financial Group Inc	767,200	3,259
Imperial Tobacco Group PLC	107,420	4,062	Musashino Bank Ltd/The	2,200	73
ITC Ltd	173,044	656	National Australia Bank Ltd	136,218	3,255
KT&G Corp	7,213	509	National Bank of Canada	35,600	2,521
Perusahaan Perkebunan London Sumatra	410,400	102	Sberbank of Russia	365,503	822
Indonesia Tbk PT			Standard Chartered PLC	118,240	2,587
Souza Cruz SA	29,860	367	Sumitomo Mitsui Financial Group Inc	88,400	2,462
		$ 12,399	Svenska Handelsbanken AB	93,636	2,463
			Swedbank AB	227,152	2,943
Airlines - 0.47%			Toronto-Dominion Bank/The	38,300	2,868
Air China Ltd	1,006,000	743			$ 51,806
Air France-KLM (a)	45,049	232
Asiana Airlines Inc (a)	31,040	174	Beverages - 1.09%
Deutsche Lufthansa AG	75,189	894	Anheuser-Busch InBev NV	45,997	2,816
		$ 2,043	Cia de Bebidas das Americas ADR	31,141	1,124
			Fomento Economico Mexicano SAB de CV	10,926	762
Apparel - 0.32%			ADR
Burberry Group PLC	75,788	1,395			$ 4,702

			Building Materials - 0.19%
Automobile Manufacturers - 2.09%			Central Glass Co Ltd	28,000	135
Daihatsu Motor Co Ltd	75,000	1,339	China National Building Material Co Ltd	183,548	209
Great Wall Motor Co Ltd	253,500	370	HeidelbergCement AG	8,297	352
Hyundai Motor Co	7,284	1,347	Sumitomo Osaka Cement Co Ltd	51,000	139
Kia Motors Corp	23,456	1,358			$ 835
Mahindra & Mahindra Ltd	52,462	674
Nissan Motor Co Ltd	148,700	1,337	Chemicals - 3.73%
Peugeot SA	14,476	227	Agrium Inc	18,900	1,269
Renault SA	9,379	325	Aica Kogyo Co Ltd	7,000	95
Volvo AB - B Shares	185,286	2,027	Arkema SA	2,551	181
		$ 9,004	Asahi Kasei Corp	223,000	1,344
			BASF SE	56,797	3,961
Automobile Parts & Equipment - 0.79%			Croda International PLC	5,739	161
Continental AG (a)	20,928	1,303
			Formosa Chemicals & Fibre Corp	185,000	488
Faurecia	5,404	102	Formosa Plastics Corp	137,000	366
Georg Fischer AG (a)	409	140
			Honam Petrochemical Corp (a)	1,725	446
Hankook Tire Co Ltd (a)	8,950	351
			Koninklijke DSM NV	24,612	1,142
Pirelli & C SpA	143,161	1,205	Lanxess AG	1,782	92
Plastic Omnium SA	4,209	84	LG Chem Ltd	1,218	336
Sungwoo Hitech Co Ltd (a)	9,318	112
			Lintec Corp	4,410	80
Valeo SA	2,760	110	Mitsubishi Chemical Holdings Corp	61,000	336
		$ 3,407	Mitsui Chemicals Inc	100,000	305
Banks - 12.03%			Nippon Carbon Co Ltd	39,000	110
Aareal Bank AG (a)	6,542	119	Potash Corp of Saskatchewan Inc	64,500	2,666
ABSA Group Ltd	43,782	765	Sasol Ltd	20,185	964
Australia & New Zealand Banking Group Ltd	140,038	2,941	Taekwang Industrial Co Ltd	66	71
Banco do Brasil SA	67,145	853	USI Corp	91,000	73
Banco Santander Chile SA ADR	4,562	345	Yara International ASA	36,766	1,475
Bangkok Bank PCL	168,800	878	Zeon Corp	9,000	78
Bank Mandiri Tbk PT	720,278	536			$ 16,039
Bank of China Ltd	1,355,200	499	Coal - 0.22%
Bank Rakyat Indonesia Persero Tbk PT	1,086,500	809	Coal India Ltd	45,988	260
Banque Cantonale Vaudoise	278	135	Exxaro Resources Ltd	14,556	303
Barclays PLC	589,003	1,610	Yanzhou Coal Mining Co Ltd	170,000	363
BNP Paribas	22,987	903			$ 926
Canadian Imperial Bank of Commerce/Canada	27,700	2,006
China Citic Bank Corp Ltd	897,000	505	Commercial Services - 0.45%
China Construction Bank Corp	1,694,535	1,183	Aggreko PLC	30,195	946
Credicorp Ltd	5,948	651	Cielo SA	26,500	685
DBS Group Holdings Ltd	232,000	2,061	Emeco Holdings Ltd	150,130	148

See accompanying notes

63

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Engineering & Construction - 1.67%
Valid Solucoes e Servicos de Seguranca em	8,572	$ 100	Bilfinger Berger SE	19,196	$ 1,637
Meios de Pagamento e Identificacao S.A			Budimex SA	2,167	48
Xiamen International Port Co Ltd	542,000	80	China Communications Construction Co Ltd	768,000	600
		$ 1,959	China Railway Construction Corp Ltd	298,000	164
			CTCI Corp	119,000	162
Computers - 0.51%			Flughafen Zuerich AG	292	101
Infosys Ltd ADR	4,850	249	Monadelphous Group Ltd	8,586	177
Ingenico	4,106	148	NRW Holdings Ltd	48,547	128
Lenovo Group Ltd	1,190,000	794	PBG SA	4,812	99
Tata Consultancy Services Ltd	46,555	1,018	SembCorp Industries Ltd	365,000	1,140
		$ 2,209	SNC-Lavalin Group Inc	18,200	913
Cosmetics & Personal Care - 0.32%			Taeyoung Engineering & Construction Co Ltd	17,140	82
			(a)
Kao Corp	51,100	1,396
			Vinci SA	43,938	1,920
					$ 7,171
Distribution & Wholesale - 0.70%
Inchcape PLC	18,639	85	Entertainment - 0.03%
Ship Healthcare Holdings Inc	6,800	148	William Hill PLC	40,570	128
Sumitomo Corp	206,069	2,790
		$ 3,023	Food - 4.80%
Diversified Financial Services - 1.86%			Aryzta AG	2,949	143
Century Tokyo Leasing Corp	6,900	130	BRF - Brasil Foods SA	24,100	471
Daishin Securities Co Ltd	9,990	92	Charoen Pokphand Foods PCL (b)	973,400	1,018
Fubon Financial Holding Co Ltd	277,923	294	CJ CheilJedang Corp (a)	1,595	401
Hana Financial Group Inc	30,420	939	Cosan SA Industria e Comercio	36,800	533
IGM Financial Inc	22,034	957	Danone	28,274	1,777
Intermediate Capital Group PLC	172,046	611	Nestle SA	105,103	6,042
Jaccs Co Ltd	38,000	114	Nutreco NV	18,838	1,239
KB Financial Group Inc	30,079	948	Sao Martinho SA	8,103	73
Mega Financial Holding Co Ltd	682,712	455	Suedzucker AG	54,030	1,724
ORIX Corp	30,850	2,549	Unilever NV - CVA	141,328	4,860
Provident Financial PLC	7,372	108	Viscofan SA	4,058	150
Tisco Financial Group PCL (b)	129,500	156	WM Morrison Supermarkets PLC	440,114	2,230
TMX Group Inc	15,600	638			$ 20,661
		$ 7,991	Forest Products & Paper - 0.42%
Electric - 1.08%			Stora Enso OYJ	55,369	332
Atco Ltd/Canada	2,900	172	Sumitomo Forestry Co Ltd	11,200	99
China Power International Development Ltd	521,000	122	Svenska Cellulosa AB	72,883	1,080
CLP Holdings Ltd	217,500	1,850	UPM-Kymmene OYJ	28,497	314
International Power PLC	203,639	1,066			$ 1,825
Ratchaburi Electricity Generating Holding	79,200	110	Gas - 0.41%
PCL (b)
			Keyera Corp	4,144	203
SSE PLC	65,751	1,318	National Grid PLC	161,402	1,567
		$ 4,638			$ 1,770

Electrical Components & Equipment - 1.52%			Hand & Machine Tools - 0.05%
Harbin Electric Co Ltd	144,000	126	Techtronic Industries Co	206,500	212
Hitachi Ltd	438,261	2,300
Leoni AG	13,743	458
Mitsubishi Electric Corp	169,000	1,620	Healthcare - Products - 1.23%
Schneider Electric SA	30,792	1,621	Coloplast A/S	14,147	2,034
Simplo Technology Co Ltd	70,400	412	Elekta AB	43,661	1,894
		$ 6,537	Fresenius SE & Co KGaA	14,103	1,305
			Opto Circuits India Ltd	13,143	49
Electronics - 1.49%					$ 5,282
Anritsu Corp	100,000	1,102
E Ink Holdings Inc	134,000	175	Holding Companies - Diversified - 0.58%
FLEXium Interconnect Inc	40,000	107	GS Holdings	5,745	253
Hamamatsu Photonics KK	24,800	868	Imperial Holdings Ltd	52,167	798
Hon Hai Precision Industry Co Ltd	301,631	826	KOC Holding AS	109,692	329
Keyence Corp	6,900	1,664	Sherritt International Corp	13,600	73
Maruwa Co Ltd/Aichi	2,800	129	Swire Pacific Ltd	87,998	1,062
Phison Electronics Corp	55,000	332			$ 2,515
Radiant Opto-Electronics Corp	234,000	668
Spectris PLC	8,110	162	Home Builders - 0.03%
Topco Scientific Co Ltd	40,000	56	Persimmon PLC	20,187	147
Unimicron Technology Corp	159,000	187
Yageo Corp	542,000	140	Home Furnishings - 0.03%
		$ 6,416	De'Longhi SpA	14,298	126

See accompanying notes

64

Schedule of Investments
Diversified International Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance - 2.99%			Mining - 6.63%
AXA SA	46,620	$ 606	Anglo American PLC	60,302	$ 2,228
Challenger Ltd/AU	26,380	111	Antofagasta PLC	31,910	602
Helvetia Holding AG	496	156	B2Gold Corp (a)	45,800	139
Lancashire Holdings Ltd	11,522	130	Barrick Gold Corp	72,800	3,298
Legal & General Group PLC	1,267,628	2,024	BHP Billiton Ltd	129,720	4,567
LIG Insurance Co Ltd	1,200	24	BHP Billiton PLC	11,118	324
PICC Property & Casualty Co Ltd	356,400	482	Boliden AB	11,189	163
Ping An Insurance Group Co	106,000	699	Centerra Gold Inc	59,200	1,046
Prudential PLC	281,043	2,787	China Qinfa Group Ltd (a)	802,000	137
Sampo OYJ	99,246	2,462	Cia de Minas Buenaventura SA ADR	18,912	725
Samsung Fire & Marine Insurance Co Ltd	1,750	320	DRDGOLD Ltd	91,766	52
Sanlam Ltd	218,878	782	Fortuna Silver Mines Inc (a)	22,200	122
Zurich Financial Services (a)	10,168	2,300	Gold Fields Ltd	51,184	790
		$ 12,883	Grupo Mexico SAB de CV	569	2
			Gujarat Mineral Development Corp Ltd	16,709	51
Internet - 0.45%			IAMGOLD Corp	62,725	996
Dena Co Ltd	17,500	525	Iluka Resources Ltd	58,861	933
Gree Inc	37,000	1,275	Industrias Penoles SAB de CV	22,100	974
PChome Online Inc	14,000	86	Jiangxi Copper Co Ltd	145,000	313
XING AG (a)	835	44
			Kazakhmys PLC	23,548	339
		$ 1,930	KGHM Polska Miedz SA	12,948	415
Investment Companies - 1.08%			Kinross Gold Corp	105,900	1,209
Cheung Kong Infrastructure Holdings Ltd	168,000	984	Korea Zinc Co Ltd (a)	1,386	366
Investor AB	89,230	1,665	Medusa Mining Ltd	27,936	127
Kinnevik Investment AB	58,914	1,148	Pan American Silver Corp	27,200	595
Resolution Ltd	218,114	852	Pan Australian Resources Ltd (a)	42,404	139
		$ 4,649	Quadra FNX Mining Ltd (a)	11,200	166
			Rio Tinto Ltd	69,592	4,292
Iron & Steel - 0.98%			SEMAFO Inc	11,600	75
ArcelorMittal	65,929	1,206	Southern Copper Corp	14,601	441
Ferrexpo PLC	23,652	99	Sterlite Industries India Ltd ADR	34,585	240
Kumba Iron Ore Ltd	12,349	765	Vedanta Resources PLC	18,552	292
Labrador Iron Ore Royalty Corp	3,600	132	Xstrata PLC	57,705	876
Maanshan Iron & Steel	390,000	125	Yamana Gold Inc	103,000	1,519
Outokumpu OYJ	44,983	296			$ 28,553
POSCO ADR	7,314	600
Severstal OAO	30,934	352	Miscellaneous Manufacturing - 1.25%
SSAB AB - A Shares	40,579	358	Aalberts Industries NV	9,469	159
Ternium SA ADR	14,852	273	IMI PLC	125,769	1,484
		$ 4,206	Melrose PLC	26,440	140
			Morgan Crucible Co PLC	35,025	143
Leisure Products & Services - 0.43%			Peace Mark Holdings Ltd (a),(b),(c)	300,000	—
Sega Sammy Holdings Inc	85,100	1,839	Siemens AG	35,307	3,379
			Singamas Container Holdings Ltd	454,000	86
Lodging - 0.17%					$ 5,391
Genting Bhd	208,500	723	Office & Business Equipment - 0.91%
			Canon Inc	88,000	3,899
Machinery - Construction & Mining - 0.38%
Atlas Copco AB - A Shares	76,053	1,636	Oil & Gas - 9.95%
			Afren PLC (a)	99,281	132
Machinery - Diversified - 1.18%			Aurora Oil & Gas Ltd (a)	41,951	145
Andritz AG	1,784	148	Bangchak Petroleum PCL	275,100	131
Daifuku Co Ltd	20,500	106	BG Group PLC	220,653	4,717
Duerr AG	2,910	128	BP PLC	152,115	1,088
IHI Corp	552,000	1,341	Canadian Natural Resources Ltd	58,800	2,202
Mitsubishi Heavy Industries Ltd	398,000	1,696	China Petroleum & Chemical Corp	1,170,000	1,231
Weir Group PLC/The	53,121	1,676	CNOOC Ltd	811,000	1,418
			EnQuest PLC (a)	1	—
		$ 5,095
			Gazprom OAO ADR	174,400	1,859
Media - 0.06%			Lukoil OAO ADR	26,117	1,383
Cogeco Cable Inc	2,316	117	Lundin Petroleum AB (a)	7,127	175
SKY Perfect JSAT Holdings Inc	288	144	NovaTek OAO	3,421	428
		$ 261	Oil & Natural Gas Corp Ltd	77,151	373
Metal Fabrication & Hardware - 0.08%			PetroChina Co Ltd	1,189,199	1,481
Catcher Technology Co Ltd	40,000	186	Petroleo Brasileiro SA ADR	80,769	2,007
JFE Shoji Holdings Inc	21,000	87	Peyto Exploration & Development Corp	6,300	151
Ryobi Ltd	15,000	55	Provident Energy Ltd	12,400	120
		$ 328	Repsol YPF SA	97,273	2,988
			Rosneft Oil Co	63,143	417
			Royal Dutch Shell PLC - A Shares	45,960	1,692

See accompanying notes

65

     Schedule of Investments Diversified International Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Retail (continued)
Royal Dutch Shell PLC - B Shares	194,102	$ 7,397	Jean Coutu Group PJC Inc/The	12,119	$ 152
Seadrill Ltd	73,996	2,474	Kohnan Shoji Co Ltd	8,000	131
SK Holdings Co Ltd	7,271	764	K's Holdings Corp	4,040	160
Statoil ASA	84,006	2,156	Shoppers Drug Mart Corp	48,600	1,963
Total SA	109,977	5,622	Tim Hortons Inc	45,700	2,214
Tupras Turkiye Petrol Rafinerileri AS	12,680	268	Tsuruha Holdings Inc	2,700	151
		$ 42,819	UNY Co Ltd	16,000	144
			Woolworths Holdings Ltd/South Africa	106,563	515
Oil & Gas Services - 1.17%			Xebio Co Ltd	5,700	136
Canyon Services Group Inc	14,100	165	Yamada Denki Co Ltd	22,690	1,545
John Wood Group PLC	129,060	1,285			$ 13,591
Petrofac Ltd	1	—
Saipem SpA	39,940	1,698	Semiconductors - 1.80%
Technip SA	20,177	1,897	ARM Holdings PLC	158,238	1,455
		$ 5,045	ASM International NV	5,654	166
			Formosa Advanced Technologies Co Ltd	57,000	43
Pharmaceuticals - 5.54%			Powertech Technology Inc	12,000	25
AstraZeneca PLC	61,256	2,830	Samsung Electronics Co Ltd	4,463	4,099
Chong Kun Dang Pharm Corp (a)	5,510	90
			STMicroelectronics NV	46,407	276
GlaxoSmithKline PLC	44,242	1,011	Taiwan Semiconductor Manufacturing Co Ltd	672,140	1,683
Novartis AG	105,863	6,052			$ 7,747
Novo Nordisk A/S	32,648	3,752
Roche Holding AG	34,949	5,923	Shipbuilding - 0.07%
Sanofi-Aventis SA	4,516	332	Samsung Heavy Industries Co Ltd	11,630	282
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	61,878	46
Shire PLC	107,326	3,739	Software - 1.36%
Virbac SA	562	87	Aero Inventory PLC (a),(b),(c)	19,271	—
		$ 23,862	Capcom Co Ltd	47,100	1,112
Pipelines - 0.48%			Konami Corp	42,400	1,270
TransCanada Corp	47,000	2,054	Open Text Corp (a)	2,000	103
			SAP AG	63,428	3,353

Real Estate - 2.48%					$ 5,838
Brookfield Asset Management Inc	103,458	2,848	Storage & Warehousing - 0.02%
Capital Property Fund	83,612	91	Sumitomo Warehouse Co Ltd/The	17,000	81
Castellum AB	9,412	117
Cheung Kong Holdings Ltd	154,000	1,832	Telecommunications - 8.82%
Daito Trust Construction Co Ltd	21,900	1,878	Advanced Info Service PCL(b)	150,900	672
Ez Tec Empreendimentos e Participacoes SA	13,273	113	America Movil SAB de CV ADR	33,108	748
Fantasia Holdings Group Co Ltd	1,042,500	91	BT Group PLC	1,014,173	3,007
Gazit-Globe Ltd	9,952	95
Great Eagle Holdings Ltd	59,000	116	China Mobile Ltd	182,785	1,786
			China Unicom Hong Kong Ltd	396,000	833
Helbor Empreendimentos SA	8,861	98	Chorus Ltd (a)	142,777	347
Mah Sing Group Bhd	160,300	106
Mitsui Fudosan Co Ltd	99,000	1,443	Chunghwa Telecom Co Ltd	196,000	647
			GN Store Nord A/S	15,744	133
Sun Hung Kai Properties Ltd	137,000	1,717	Hutchison Telecommunications Hong Kong	408,667	157
Wihlborgs Fastigheter AB	11,139	147	Holdings Ltd
		$ 10,692	Manitoba Telecom Services Inc	34,700	1,011
REITS - 0.94%			MobileOne Ltd	58,000	112
CapitaMall Trust	582,000	763	MTN Group Ltd	86,155	1,534
Dundee Real Estate Investment Trust	4,700	151	Nippon Telegraph & Telephone Corp	58,500	2,991
Eurocommercial Properties NV	3,524	112	NTT DoCoMo Inc	2,095	3,851
Gecina SA	1,502	126	Oki Electric Industry Co Ltd (a)	126,000	113
Mirvac Group	1,000,427	1,207	QSC AG (a)	22,082	60
Suntec Real Estate Investment Trust	148,000	122	Samart Corp PCL (b)	343,700	78
Unibail-Rodamco SE	7,503	1,349	Sistema JSFC	37,844	636
United Urban Investment Corp	125	142	Softbank Corp	64,500	1,900
Yuexiu Real Estate Investment	201,000	89	Taiwan Mobile Co Ltd (a)	338,000	1,054
		$ 4,061	TDC A/S	135,800	1,089
			Tele2 AB	66,667	1,297
Retail - 3.16%			Telecom Corp of New Zealand Ltd	713,887	1,150
361 Degrees International Ltd	323,000	129	Telefonaktiebolaget LM Ericsson	184,260	1,885
Alimentation Couche Tard Inc	44,000	1,369	Telenet Group Holding NV (a)	25,411	970
Aoyama Trading Co Ltd	9,000	169	Telenor ASA	128,385	2,106
Arcos Dorados Holdings Inc	18,668	383	Tim Participacoes SA ADR(a)	13,469	347
Cie Financiere Richemont SA	36,206	1,831	Vodacom Group Ltd	81,058	894
Dollarama Inc	21,600	944	Vodafone Group PLC	2,369,182	6,582
Dufry AG (a)	1,445	133
					$ 37,990
Giordano International Ltd	190,000	138
GOME Electrical Appliances Holding Ltd	1,443,000	334	Textiles - 0.12%
Inditex SA	12,826	1,050	Alok Industries Ltd	236,199	80

See accompanying notes

66

     Schedule of Investments Diversified International Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Textiles (continued)			(continued)	Amount (000's)	Value (000's)
Cia Hering	20,600	$ 359	Banks (continued)
Raymond Ltd	13,057	76	Investment in Joint Trading Account; Merrill	$ 243	$ 243
		$ 515	Lynch Repurchase Agreement; 0.01%
			dated 12/30/11 maturing 01/03/12
Toys, Games & Hobbies - 0.34%			(collateralized by US Government
Namco Bandai Holdings Inc	101,900	1,451	Securities; $248,113; 0.00% - 5.38%; dated
			08/01/12 - 01/15/27)
Transportation - 1.25%					$ 1,119
Canadian National Railway Co	47,500	3,737	TOTAL REPURCHASE AGREEMENTS		$ 1,119
Stagecoach Group PLC	40,584	171	Total Investments		$ 427,783
West Japan Railway Co	33,500	1,456	Other Assets in Excess of Liabilities, Net - 0.63%		$ 2,701
		$ 5,364	TOTAL NET ASSETS - 100.00%		$ 430,484
Water - 0.99%
Pennon Group PLC	129,213	1,433	(a) Non-Income Producing Security
Severn Trent PLC	50,075	1,163	(b)	Market value is determined in accordance with procedures established in
United Utilities Group PLC	175,844	1,655	good faith by the Board of Directors. At the end of the period, the value of
		$ 4,251	these securities totaled $2,034 or 0.47% of net assets.
TOTAL COMMON STOCKS		$ 416,937	(c) Security is Illiquid
PREFERRED STOCKS - 2.26%	Shares Held	Value (000's)

Apparel - 0.25%
Hugo Boss AG	14,754	1,087	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
Automobile Manufacturers - 0.58%			cost of investments held as of the period end were as follows:

Volkswagen AG	16,611	2,488	Unrealized Appreciation		$ 34,943
			Unrealized Depreciation		(34,020)
Banks - 0.59%			Net Unrealized Appreciation (Depreciation)		$ 923
Banco Bradesco SA	60,399	996	Cost for federal income tax purposes		$ 426,860
Itau Unibanco Holding SA	83,300	1,518
		$ 2,514	All dollar amounts are shown in thousands (000's)
Electric - 0.21%
Cia Energetica de Minas Gerais	17,100	305
Cia Paranaense de Energia	29,500	615
		$ 920

Healthcare - Products - 0.02%
Draegerwerk AG & Co KGaA	1,112	90

Iron & Steel - 0.49%
Vale SA	103,448	2,098

Telecommunications - 0.12%
Telefonica Brasil SA	19,065	530

TOTAL PREFERRED STOCKS		$ 9,727
	Maturity
REPURCHASE AGREEMENTS - 0.26%	Amount (000's)	Value (000's)

Banks - 0.26%
Investment in Joint Trading Account; Credit	$ 657	$ 657
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $669,904; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	219	219
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $223,301;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

See accompanying notes

67

Schedule of Investments
Diversified International Account
December 31, 2011

Portfolio Summary (unaudited)
Country	Percent
United Kingdom	15 .63%
Japan	13 .31%
Canada	10 .02%
Germany	5.80%
Switzerland	5.60%
France	4.53%
Sweden	4.43%
Australia	4.22%
Netherlands	3.91%
Korea, Republic Of	3.33%
Brazil	3.07%
China	2.86%
Hong Kong	2.67%
South Africa	2.08%
Taiwan, Province Of China	1.97%
Denmark	1.62%
Russian Federation	1.37%
Norway	1.33%
Singapore	1.13%
India	1.12%
Spain	0.97%
Ireland	0.88%
Belgium	0.88%
Thailand	0.86%
Finland	0.79%
United States	0.74%
Italy	0.70%
Bermuda	0.60%
Mexico	0.58%
Luxembourg	0.35%
New Zealand	0.35%
Indonesia	0.34%
Peru	0.32%
Malaysia	0.32%
Guernsey	0.20%
Turkey	0.14%
Poland	0.13%
Argentina	0.09%
Chile	0.08%
Austria	0.03%
Israel	0.02%
Other Assets in Excess of Liabilities, Net	0.63%
TOTAL NET ASSETS	100.00%

See accompanying notes

68

Schedule of Investments Equity Income Account December 31, 2011

COMMON STOCKS - 97.53%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 1.94%			Gas - 1.11%
Lockheed Martin Corp	70,886	$ 5,735	Sempra Energy	131,494	$ 7,232
Raytheon Co	142,127	6,876

		$ 12,611	Healthcare - Products - 1.16%
Apparel - 1.19%			Becton Dickinson and Co	15,995	1,195
VF Corp	60,830	7,725	Medtronic Inc	165,824	6,343
					$ 7,538

Automobile Manufacturers - 0.29%			Insurance - 6.88%
PACCAR Inc	50,601	1,896	ACE Ltd	210,558	14,764
			Allianz SE ADR	255,004	2,415
			Allstate Corp/The	185,860	5,094
Automobile Parts & Equipment - 1.37%			Chubb Corp/The	105,465	7,300
Autoliv Inc	123,811	6,623
Johnson Controls Inc	72,185	2,256	Fidelity National Financial Inc	361,424	5,758
			MetLife Inc	154,832	4,828
		$ 8,879	Validus Holdings Ltd	144,968	4,567
Banks - 7.88%					$ 44,726
Australia & New Zealand Banking Group Ltd	72,676	1,513
ADR			Leisure Products & Services - 0.93%
Banco Santander SA ADR	632,780	4,759	Carnival Corp	184,783	6,031
Bank of Nova Scotia	120,628	6,008
JP Morgan Chase & Co	413,332	13,743	Machinery - Diversified - 1.28%
M&T Bank Corp	82,002	6,260	Deere & Co	107,655	8,327
PNC Financial Services Group Inc	178,750	10,309
US Bancorp	317,536	8,589	Media - 0.47%
		$ 51,181	Walt Disney Co/The	81,012	3,038
Beverages - 1.21%
Coca-Cola Co/The	37,091	2,596	Mining - 0.59%
Dr Pepper Snapple Group Inc	132,807	5,243	BHP Billiton Ltd ADR	54,534	3,852
		$ 7,839

Chemicals - 1.01%			Miscellaneous Manufacturing - 2.53%
Air Products & Chemicals Inc	29,034	2,473	3M Co	56,492	4,617
EI du Pont de Nemours & Co	88,739	4,063	Parker Hannifin Corp	104,258	7,950
		$ 6,536	Siemens AG ADR	40,194	3,843
Commercial Services - 0.58%					$ 16,410
Automatic Data Processing Inc	69,768	3,768	Oil & Gas - 9.00%
			Chevron Corp	106,116	11,291
Distribution & Wholesale - 2.05%			Diamond Offshore Drilling Inc	11,960	661
Genuine Parts Co	217,748	13,326	Encana Corp	240,852	4,463
			Exxon Mobil Corp	126,337	10,708
			Marathon Oil Corp	211,036	6,177
Diversified Financial Services - 3.89%			Marathon Petroleum Corp	207,139	6,896
AllianceBernstein Holding LP	370,522	4,846	Penn West Petroleum Ltd	282,412	5,592
BlackRock Inc	56,997	10,159	Royal Dutch Shell PLC - B shares ADR	42,500	3,230
Federated Investors Inc	242,408	3,673	Total SA ADR	185,558	9,484
NYSE Euronext	251,744	6,571			$ 58,502
		$ 25,249
			Pharmaceuticals - 14.06%
Electric - 4.08%			Abbott Laboratories	259,890	14,612
NextEra Energy Inc	146,387	8,912	Bristol-Myers Squibb Co	371,017	13,075
Progress Energy Inc	116,888	6,548	GlaxoSmithKline PLC ADR	227,386	10,376
Wisconsin Energy Corp	65,239	2,281	Johnson & Johnson	97,944	6,423
Xcel Energy Inc	316,694	8,753	Merck & Co Inc	372,225	14,033
		$ 26,494	Novartis AG ADR	141,119	8,068
Electrical Components & Equipment - 1.02%			Pfizer Inc	600,811	13,001
Emerson Electric Co	142,612	6,644	Roche Holding AG ADR	189,982	8,084
			Teva Pharmaceutical Industries Ltd ADR	92,445	3,731
					$ 91,403
Electronics - 0.61%
Honeywell International Inc	73,130	3,975	Pipelines - 2.31%
			Enterprise Products Partners LP	194,141	9,004
			Kinder Morgan Energy Partners LP	70,820	6,016
Food - 2.68%					$ 15,020
General Mills Inc	82,213	3,322
Kellogg Co	52,979	2,679	REITS - 5.84%
Kraft Foods Inc	257,583	9,623	American Capital Agency Corp	149,566	4,200
Kroger Co/The	73,314	1,776	Annaly Capital Management Inc	741,043	11,827
		$ 17,400	Chimera Investment Corp	329,356	827
			Digital Realty Trust Inc	229,223	15,282
			HCP Inc	73,398	3,041

See accompanying notes

69

Schedule of Investments
Equity Income Account
December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
REITS (continued)
Health Care REIT Inc	51,078	$ 2,785	Unrealized Appreciation	$ 124,766
		$ 37,962	Unrealized Depreciation	(27,909)
			Net Unrealized Appreciation (Depreciation)	$ 96,857
Retail - 3.94%			Cost for federal income tax purposes	$ 546,140
Costco Wholesale Corp	36,896	3,074
McDonald's Corp	102,281	10,262	All dollar amounts are shown in thousands (000's)
Wal-Mart Stores Inc	205,794	12,298
		$ 25,634	Portfolio Summary (unaudited)
Semiconductors - 6.14%			Sector	Percent
Applied Materials Inc	449,400	4,813	Financial	25 .90%
Intel Corp	602,264	14,605	Consumer, Non-cyclical	19 .69%
Maxim Integrated Products Inc	250,535	6,524	Consumer, Cyclical	12 .78%
Microchip Technology Inc	220,917	8,092	Energy	11 .31%
Taiwan Semiconductor Manufacturing Co Ltd	455,932	5,886	Industrial	10 .58%
ADR			Technology	7.69%
		$ 39,920	Utilities	5.19%
			Communications	4.20%
Software - 1.55%			Basic Materials	1.60%
Microsoft Corp	387,301	10,054	Other Assets in Excess of Liabilities, Net	1.06%
			TOTAL NET ASSETS	100.00%
Telecommunications - 3.73%
BCE Inc	189,254	7,886
CenturyLink Inc	77,807	2,894
Verizon Communications Inc	138,226	5,546
Vodafone Group PLC ADR	283,259	7,940
		$ 24,266

Toys, Games & Hobbies - 3.01%
Hasbro Inc	217,336	6,931
Mattel Inc	456,165	12,663
		$ 19,594

Transportation - 3.20%
Norfolk Southern Corp	85,121	6,202
Union Pacific Corp	61,634	6,530
United Parcel Service Inc	110,344	8,076
		$ 20,808
TOTAL COMMON STOCKS		$ 633,840
	Maturity
REPURCHASE AGREEMENTS - 1.41%	Amount (000's)	Value (000's)

Banks - 1.41%
Investment in Joint Trading Account; Credit	$ 5,375	$ 5,375
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $5,482,228; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	1,792	1,791
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $1,827,410;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	1,991	1,991
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $2,030,455; 0.00% - 5.38%;
dated 08/01/12 - 01/15/27)
		$ 9,157
TOTAL REPURCHASE AGREEMENTS		$ 9,157
Total Investments		$ 642,997
Other Assets in Excess of Liabilities, Net - 1.06%		$ 6,867
TOTAL NET ASSETS - 100.00%		$ 649,864

See accompanying notes

70

Schedule of Investments
Government & High Quality Bond Account
December 31, 2011

	Principal			Principal
BONDS - 30.78%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Automobile Asset Backed Securities - 0.67%			Mortgage Backed Securities (continued)
Capital Auto Receivables Asset Trust			Ginnie Mae
5.21%, 03/17/2014(a)	$ 416	$ 418	4.00%, 09/16/2026(a)	$ 9,599 $	1,354
CPS Auto Trust			4.00%, 04/20/2038(a)	4,715	646
2.82%, 04/16/2018(b)	1,418	1,395	4.00%, 03/20/2039(a)	6,998	929
Santander Drive Auto Receivables Trust			4.00%, 12/16/2039	3,620	3,798
2.39%, 06/15/2017(b)	1,200	1,218	Jefferies & Co Inc
		$ 3,031	4.75%, 04/26/2037(b)	2,000	2,038
			5.00%, 10/26/2036(b)	5,000	5,135
Home Equity Asset Backed Securities - 0.02%			5.98%, 12/26/2037(a),(b)	2,241	2,239
Asset Backed Securities Corp Home Equity			JP Morgan Chase Commercial Mortgage
0.39%, 07/25/2036(a)	111	109
			Securities Corp
			4.17%, 08/15/2046	2,000	2,142
Mortgage Backed Securities - 29.36%			5.32%, 01/12/2043(a)	3,800	3,772
Banc of America Mortgage Securities Inc			5.46%, 12/12/2043	2,455	2,408
4.75%, 02/25/2035	234	232	5.79%, 06/12/2043	2,169	2,303
BCAP LLC Trust			JP Morgan Reremic
2.80%, 06/26/2045(a),(b)	2,400	2,022	4.50%, 11/25/2035(b)	3,760	3,756
BNPP Mortgage Securities LLC			Wachovia Bank Commercial Mortgage Trust
6.00%, 08/27/2037(b),(c)	3,000	3,019	4.81%, 04/15/2042	2,917	3,040
Chase Mortgage Finance Corp			5.32%, 12/15/2044(a)	3,971	4,043
5.00%, 12/25/2018	589	613	Wells Fargo Mortgage Backed Securities
6.00%, 05/25/2035	1,327	1,284	Trust
Citigroup Mortgage Loan Trust Inc			5.50%, 05/25/2035	236	234
1.61%, 10/25/2035(a),(b)	1,032	980	6.00%, 12/28/2037(a)	1,903	1,952
3.84%, 04/25/2037(a),(b)	651	644	WF-RBS Commercial Mortgage Trust
4.00%, 03/25/2037(b)	2,345	2,374	3.67%, 11/15/2044	1,000	1,039
4.25%, 01/25/2036(b)	4,290	4,366	4.87%, 02/15/2044(a),(b)	3,300	3,668
4.50%, 12/25/2036(b)	2,571	2,645			$ 133,594
6.00%, 03/25/2037(a),(b)	1,892	1,985
			Other Asset Backed Securities - 0.73%
Citigroup/Deutsche Bank Commercial			Ameriquest Mortgage Securities Inc
Mortgage Trust			0.72%, 07/25/2035(a)	3,000	1,974
5.39%, 01/15/2046(a)	2,000	1,983
			0.77%, 09/25/2035(a)	2,000	1,251
Credit Suisse Mortgage Capital Certificates
4.77%, 08/27/2037(a),(b)	1,700	1,639	Chase Funding Mortgage Loan Asset-Backed
5.52%, 05/27/2036(a),(b)	2,333	2,182	Certificates
			0.75%, 12/25/2033(a)	117	106
6.00%, 08/26/2037(b)	3,697	3,667
6.00%, 01/27/2047(b)	2,465	2,557			$ 3,331
Fannie Mae			TOTAL BONDS		$ 140,065
0.59%, 10/25/2018(a)	201	201	U.S. GOVERNMENT & GOVERNMENT	Principal
3.50%, 02/25/2027	3,289	3,368	AGENCY OBLIGATIONS - 68.70%	Amount (000's)	Value (000's)
4.00%, 05/25/2028(a)	8,045	559	Federal Home Loan Mortgage Corporation (FHLMC) -
4.00%, 08/25/2037	1,005	1,052	22.55%
			2.35%, 09/01/2032(a),(e)	$ 42	$ 43
4.50%, 10/25/2031	2,500	2,567	3.00%, 01/15/2027(e),(f)	3,000	3,097
4.50%, 10/25/2036	4,700	5,089	3.50%, 11/01/2041(e)	1,996	2,051
6.50%, 02/25/2047	1,371	1,523	4.00%, 08/01/2026(e)	1,965	2,065
7.00%, 04/25/2032	534	620	4.00%, 08/01/2039(e)	2,432	2,555
8.70%, 12/25/2019	8	10	4.00%, 10/01/2039(e)	1,421	1,493
Fannie Mae Grantor Trust (a)			4.00%, 12/01/2040(e)	3,850	4,064
0.64%, 05/25/2035	661	650	4.00%, 09/01/2041(e)	3,975	4,176
Fannie Mae Whole Loan			4.50%, 08/01/2033(e)	297	316
0.44%, 05/25/2035 (a),(d)	307	304	4.50%, 08/01/2033(e)	281	299
Freddie Mac			4.50%, 06/01/2035(e)	1,428	1,519
0.58%,06/15/2018(a)	776	776	4.50%, 09/01/2039(e)	2,239	2,375
0.68%, 07/15/2023(a)	862	861	4.50%, 11/01/2039(e)	2,093	2,220
3.50%, 06/15/2040	2,611	2,729	4.50%, 12/01/2039(e)	2,656	2,817
4.00%, 09/15/2018 (a)	798	825	4.50%, 05/01/2040(e)	3,804	4,033
4.00%, 02/15/2035	8,195	919	4.50%, 09/01/2040(e)	7,095	7,522
4.00%, 01/15/2039	400	423	4.50%, 02/01/2041(e)	4,490	4,759
4.00%, 05/15/2039	4,200	4,478	4.50%, 03/01/2041(e)	3,810	4,061
4.00%, 10/15/2040	3,000	3,123	4.50%, 05/01/2041(e)	2,718	2,897
4.00%, 04/15/2041	4,005	4,097	4.50%, 08/01/2041(e)	2,629	2,802
4.50%, 03/15/2040	3,000	3,253	5.00%, 10/01/2025(e)	1,163	1,265
4.50%, 05/15/2040	2,000	2,099	5.00%, 02/01/2033(e)	1,271	1,368
4.50%, 05/15/2040	3,500	3,792	5.00%, 06/01/2033(e)	865	951
4.50%, 07/15/2041	3,000	3,285	5.00%, 08/01/2033(e)	797	864
4.75%, 12/15/2040	3,233	3,384	5.00%, 08/01/2033(e)	757	822
5.50%, 03/15/2040	5,000	5,618	5.00%, 05/01/2035(e)	422	454
5.00%, 04/15/2033(a)	1,224	1,301	5.00%, 05/01/2035(e)	487	524
			5.00%, 07/01/2035(e)	146	157

See accompanying notes

71

Schedule of Investments

Government & High Quality Bond Account

December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal

AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)

(continued)			(continued)

5.00%, 07/01/2035(e)	$ 224 $	244	6.50%, 12/01/2031(e)	$ 82	$ 93

5.00%, 10/01/2035(e)	365	397	6.50%, 01/01/2032(e)	197	225

5.00%, 10/01/2038(e)	2,085	2,222	6.50%, 02/01/2032(e)	80	91

5.00%, 06/01/2039(e)	706	766	6.50%, 05/01/2032(e)	179	204

5.00%, 06/01/2039(e)	2,522	2,728	6.50%, 08/01/2032(e)	167	191

5.00%, 09/01/2039(e)	2,561	2,780	6.50%, 04/01/2035(e)	41	47

5.00%, 01/01/2040(e)	2,652	2,852	7.00%, 11/01/2012(e)	1	1

5.00%, 06/01/2041(e)	3,327	3,584	7.00%, 01/01/2013(e)	3	3

5.50%, 04/01/2018(e)	215	231	7.00%, 09/01/2023(e)	19	21

5.50%, 11/01/2018(e)	435	477	7.00%, 12/01/2023(e)	13	15

5.50%, 03/01/2024(e)	42	45	7.00%, 01/01/2024(e)	14	17

5.50%, 03/01/2033(e)	925	1,008	7.00%, 09/01/2027(e)	17	20

5.50%, 08/01/2033(e)	477	522	7.00%, 01/01/2028(e)	136	158

5.50%, 12/01/2033(e)	795	867	7.00%, 02/01/2028(e)	9	11

5.50%, 09/01/2035(e)	1,039	1,131	7.00%, 04/01/2028(e)	77	90

5.50%, 12/01/2036(e)	2,834	3,082	7.00%, 05/01/2028(e)	11	13

5.50%, 01/01/2038(e)	1,213	1,317	7.00%, 08/01/2028(e)	31	36

5.50%, 02/01/2038(e)	1,571	1,695	7.00%, 06/01/2031(e)	14	16

5.50%, 04/01/2038(e)	201	220	7.00%, 10/01/2031(e)	31	35

5.50%, 05/01/2038(e)	521	568	7.00%, 10/01/2031(e)	33	37

6.00%, 01/01/2013(e)	9	10	7.00%, 04/01/2032(e)	238	274

6.00%, 04/01/2017(e)	97	104	7.50%, 10/01/2030(e)	40	48

6.00%, 04/01/2017(e)	112	122	7.50%, 02/01/2031(e)	37	44

6.00%, 05/01/2017(e)	115	123	7.50%, 02/01/2031(e)	21	25

6.00%, 07/01/2017(e)	73	80	7.50%, 02/01/2031(e)	18	21

6.00%, 12/01/2023(e)	24	26	8.00%, 10/01/2030(e)	53	64

6.00%, 01/01/2026(e)	10	11	8.00%, 12/01/2030(e)	9	10

6.00%, 05/01/2031(e)	56	62	8.50%, 07/01/2029(e)	47	57

6.00%, 12/01/2031(e)	92	102			$ 102,639

6.00%, 09/01/2032(e)	106	118

6.00%, 11/01/2033(e)	361	402	Federal National Mortgage Association (FNMA) - 26.59%
			2.39%, 12/01/2032(a),(e)	113	118
6.00%, 11/01/2033(e)	344	383
			2.41%, 07/01/2034(a),(e)	146	154
6.00%, 05/01/2034(e)	1,210	1,326
			3.00%, 01/01/2027(e),(f)	2,000	2,065
6.00%, 05/01/2034(e)	644	715
			3.50%, 11/01/2041(e)	3,993	4,111
6.00%, 09/01/2034(e)	338	375
			4.00%, 12/01/2024(e)	3,335	3,582
6.00%, 02/01/2035(e)	257	285
			4.00%, 05/01/2025(e)	2,102	2,217
6.00%, 10/01/2036(a),(e)	433	479
			4.00%, 05/01/2039(e)	1,639	1,723
6.00%, 03/01/2037(e)	428	475
			4.00%, 09/01/2040(e)	1,716	1,804
6.00%, 12/01/2037(e)	2,706	2,989
			4.00%, 11/01/2040(e)	2,345	2,466
6.00%, 01/01/2038(e)	1,444	1,609
			4.00%, 11/01/2040(e)	3,752	3,945
6.00%, 01/01/2038(e)	599	667
			4.00%, 01/01/2041(e)	3,711	3,902
6.00%, 01/01/2038(a),(e)	185	205
			4.00%, 02/01/2041(e)	3,830	4,027
6.00%, 04/01/2038(e)	372	412
			4.00%, 04/01/2041(e)	3,840	4,038
6.50%, 11/01/2016(e)	42	46
			4.50%, 12/01/2019(e)	209	224
6.50%, 06/01/2017(e)	138	152
			4.50%, 01/01/2020(e)	719	770
6.50%, 06/01/2018(e)	14	16
			4.50%, 09/01/2025(e)	3,478	3,744
6.50%, 08/01/2021(e)	15	17
			4.50%, 05/01/2039(e)	1,465	1,560
6.50%, 12/01/2021(e)	108	121
			4.50%, 10/01/2039(e)	1,589	1,692
6.50%, 04/01/2022(e)	125	140
			4.50%, 08/01/2040(e)	4,003	4,263
6.50%, 05/01/2022(e)	67	74
			5.00%, 01/01/2018(e)	553	597
6.50%, 05/01/2023(e)	25	28
			5.00%, 10/01/2018(e)	579	629
6.50%, 04/01/2024(e)	20	23
			5.00%, 11/01/2018(e)	388	420
6.50%, 04/01/2026(e)	16	18
			5.00%, 05/01/2034(e)	1,338	1,447
6.50%, 05/01/2026(e)	14	16
			5.00%, 06/01/2034(e)	984	1,065
6.50%, 05/01/2026(e)	15	17
			5.00%, 04/01/2035(e)	423	465
6.50%, 12/01/2027(e)	16	18
			5.00%, 04/01/2035(e)	799	879
6.50%, 01/01/2028(e)	22	25
			5.00%, 07/01/2035(e)	52	56
6.50%, 03/01/2028(e)	14	16
			5.00%, 07/01/2035(e)	1,053	1,139
6.50%, 09/01/2028(e)	27	31
			5.00%, 08/01/2035(e)	247	267
6.50%, 09/01/2028(e)	13	15
			5.00%, 04/01/2039(e)	2,504	2,723
6.50%, 10/01/2028(e)	83	95
			5.00%, 07/01/2039(e)	7,047	7,617
6.50%, 11/01/2028(e)	18	21
			5.00%, 12/01/2039(e)	2,644	2,873
6.50%, 12/01/2028(e)	43	49
			5.00%, 04/01/2040(e)	1,960	2,120
6.50%, 03/01/2029(e)	18	20
			5.00%, 05/01/2040(e)	3,219	3,500
6.50%, 04/01/2029(e)	226	259
			5.00%, 06/01/2040(e)	1,652	1,787
6.50%, 07/01/2031(e)	78	89
			5.04%, 12/01/2033(a),(e)	530	568
6.50%, 08/01/2031(e)	7	8
			5.50%, 08/01/2017(e)	180	196
6.50%, 10/01/2031(e)	42	47
			5.50%, 12/01/2017(e)	153	167
6.50%, 10/01/2031(e)	23	26

See accompanying notes

72

Schedule of Investments
Government & High Quality Bond Account
December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.50%, 01/01/2018(e)	$ 316 $	343	6.50%, 03/01/2032(e)	$ 146 $	166
5.50%, 07/01/2019(e)	135	147	6.50%, 04/01/2032(e)	137	155
5.50%, 08/01/2019(e)	28	30	6.50%, 08/01/2032(e)	62	70
5.50%, 08/01/2019(e)	64	70	6.50%, 11/01/2032(e)	42	48
5.50%, 08/01/2019(e)	33	36	6.50%, 11/01/2032(e)	73	84
5.50%, 08/01/2019(e)	192	209	6.50%, 12/01/2032(e)	123	139
5.50%, 08/01/2019(e)	40	43	6.50%, 02/01/2033(e)	93	105
5.50%, 08/01/2019(e)	83	90	6.50%, 07/01/2034(e)	360	408
5.50%, 09/01/2019(e)	178	193	6.50%, 07/01/2034(e)	158	179
5.50%, 10/01/2019(e)	58	64	6.50%, 02/01/2036(e)	793	882
5.50%, 05/01/2024(e)	132	143	6.50%, 12/01/2036(e)	450	506
5.50%, 05/01/2033(e)	58	63	6.50%, 07/01/2037(e)	118	133
5.50%, 05/01/2033(e)	286	314	6.50%, 07/01/2037(e)	180	203
5.50%, 06/01/2033(e)	304	332	6.50%, 10/01/2037(e)	4,059	4,557
5.50%, 06/01/2033(e)	529	581	6.50%, 02/01/2038(e)	123	138
5.50%, 09/01/2033(e)	4,833	5,348	6.50%, 02/01/2039(e)	1,705	1,912
5.50%, 02/01/2034(e)	1,404	1,531	7.00%, 01/01/2027(e)	9	11
5.50%, 04/01/2034(e)	183	200	7.00%, 11/01/2027(e)	10	11
5.50%, 08/01/2034(e)	288	314	7.00%, 08/01/2028(e)	58	67
5.50%, 09/01/2034(e)	1,611	1,761	7.00%, 12/01/2028(e)	41	47
5.50%, 09/01/2035(e)	1,939	2,133	7.00%, 04/01/2029(e)	21	24
5.50%, 11/01/2035(e)	1,108	1,217	7.00%, 10/01/2029(e)	67	79
5.50%, 08/01/2036(e)	539	589	7.00%, 05/01/2031(e)	6	6
5.50%, 02/01/2037(e)	59	65	7.00%, 11/01/2031(e)	118	137
5.50%, 03/01/2038(e)	1,548	1,687	7.50%, 04/01/2022(e)	4	4
5.50%, 03/01/2038(e)	689	762	7.50%, 07/01/2027(e)	2	2
5.50%, 03/01/2038(e)	1,285	1,411	7.50%, 11/01/2029(e)	29	32
5.50%, 05/01/2038(e)	1,228	1,351	7.50%, 05/01/2031(e)	68	75
5.50%, 08/01/2038(e)	630	698	8.00%, 05/01/2022(e)	2	2
5.50%, 09/01/2038(e)	1,023	1,123	8.00%, 05/01/2027(e)	76	87
6.00%, 08/01/2016(e)	90	98	8.00%, 09/01/2027(e)	17	17
6.00%, 12/01/2016(e)	102	111	8.00%, 06/01/2030(e)	6	8
6.00%, 08/01/2017(e)	178	193	8.50%, 02/01/2023(e)	1	2
6.00%, 06/01/2022(e)	113	125	8.50%, 10/01/2027(e)	40	41
6.00%, 11/01/2023(e)	5	6	9.00%, 09/01/2030(e)	13	16
6.00%, 03/01/2026(e)	9	10		$ 120,994
6.00%, 11/01/2028(e)	52	58	Government National Mortgage Association (GNMA) -
6.00%, 08/01/2031(e)	171	190	14.23%
6.00%, 12/01/2031(e)	48	54	3.50%, 01/15/2042(f)	4,000	4,178
6.00%, 01/01/2033(e)	313	349	4.00%, 03/20/2040	3,669	3,933
6.00%, 02/01/2034(e)	65	72	4.00%, 10/15/2041	4,952	5,320
6.00%, 05/01/2037(e)	1,440	1,586	4.00%, 01/01/2042(f)	5,000	5,363
6.00%, 07/01/2037(e)	1,716	1,901	4.50%, 03/15/2039	2,278	2,490
6.00%, 11/01/2037(e)	317	352	4.50%, 09/20/2039	2,720	2,975
6.00%, 12/01/2037(e)	108	119	4.50%, 03/20/2040	3,382	3,698
6.00%, 03/01/2038(e)	320	355	4.50%, 07/15/2040	11,332	12,394
6.00%, 05/01/2038(e)	1,193	1,323	5.00%, 09/15/2033	30	34
6.00%, 08/01/2038(e)	3,093	3,431	5.00%, 02/15/2034	1,583	1,763
6.00%, 10/01/2038(e)	1,210	1,340	5.00%, 09/15/2039	231	257
6.50%, 06/01/2016(e)	65	71	5.00%, 09/15/2039	6,414	7,112
6.50%, 08/01/2017(e)	124	136	5.50%, 07/20/2033	694	784
6.50%, 11/01/2023(e)	89	100	5.50%, 11/15/2033	172	195
6.50%, 05/01/2024(e)	38	42	5.50%, 02/20/2034	595	672
6.50%, 09/01/2024(e)	62	69	5.50%, 03/20/2034	740	836
6.50%, 07/01/2025(e)	17	19	5.50%, 05/20/2035	766	864
6.50%, 08/01/2025(e)	54	61	5.50%, 11/15/2038	844	952
6.50%, 02/01/2026(e)	20	23	5.50%, 01/15/2039	983	1,110
6.50%, 03/01/2026(e)	6	7	5.50%, 01/15/2039	353	398
6.50%, 05/01/2026(e)	16	18	5.50%, 03/15/2039	655	739
6.50%, 06/01/2026(e)	8	9	6.00%, 06/20/2024	159	181
6.50%, 07/01/2028(e)	14	16	6.00%, 06/20/2024	32	36
6.50%, 09/01/2028(e)	23	26	6.00%, 02/20/2026	7	8
6.50%, 02/01/2029(e)	9	10	6.00%, 04/20/2026	24	27
6.50%, 03/01/2029(e)	25	29	6.00%, 05/20/2026	13	15
6.50%, 04/01/2029(e)	43	49	6.00%, 06/20/2026	15	17
6.50%, 07/01/2029(e)	326	377	6.00%, 06/20/2026	14	16
6.50%, 06/01/2031(e)	20	23	6.00%, 07/20/2026	11	12
6.50%, 06/01/2031(e)	13	15	6.00%, 09/20/2026	17	20
6.50%, 09/01/2031(e)	54	61	6.00%, 03/20/2027	62	70
6.50%, 01/01/2032(e)	34	39

See accompanying notes

73

Schedule of Investments
Government & High Quality Bond Account
December 31, 2011

U.S. GOVERNMENT & GOVERNMENT	Principal			Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	REPURCHASE AGREEMENTS - 2.31%	Amount (000's)	Value (000's)

Government National Mortgage Association (GNMA)			Banks - 2.31%
(continued)			Investment in Joint Trading Account; Credit	$ 6,159	$ 6,159
6.00%, 01/20/2028	$ 12	$ 14
6.00%, 03/20/2028	10	11	Suisse Repurchase Agreement; 0.02%
			dated 12/30/11 maturing 01/03/12
6.00%, 06/20/2028	57	65	(collateralized by US Government
6.00%, 07/20/2028	40	45
6.00%, 02/20/2029	35	39	Securities; $6,282,128; 0.00%; dated
			05/15/12 - 08/15/41)
6.00%, 03/20/2029	69	79	Investment in Joint Trading Account; Deutsche	2,053	2,053
6.00%, 07/20/2029	72	82
6.00%, 05/20/2032(a)	142	161	Bank Repurchase Agreement; 0.05% dated
			12/30/11 maturing 01/03/12 (collateralized
6.00%, 07/20/2033	477	543	by US Government Securities; $2,094,043;
6.00%, 06/20/2038	1,060	1,198
6.00%, 12/15/2038	2,119	2,402	0.00% - 3.00%; dated 06/25/12 - 09/16/14)
			Investment in Joint Trading Account; Merrill	2,281	2,281
6.50%, 12/20/2025	22	26	Lynch Repurchase Agreement; 0.01%
6.50%, 01/20/2026	45	51
6.50%, 02/20/2026	35	40	dated 12/30/11 maturing 01/03/12
			(collateralized by US Government
6.50%, 03/20/2031	41	47	Securities; $2,326,714; 0.00% - 5.38%;
6.50%, 04/20/2031	43	49
6.50%, 04/20/2034	92	106	dated 08/01/12 - 01/15/27)
6.50%, 11/15/2038	1,969	2,243			$ 10,493
7.00%, 01/15/2024	15	17	TOTAL REPURCHASE AGREEMENTS		$ 10,493
7.00%, 12/15/2027	15	17	Total Investments		$ 463,218
7.00%, 01/15/2028	4	4	Liabilities in Excess of Other Assets, Net - (1.79)%		$ (8,139)
7.00%, 01/15/2028	4	4	TOTAL NET ASSETS - 100.00%		$ 455,079
7.00%, 01/15/2028	4	4
7.00%, 01/15/2028	8	9	(a)	Variable Rate. Rate shown is in effect at December 31, 2011.
7.00%, 01/15/2028	19	22
7.00%, 03/15/2028	175	203	(b)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
7.00%, 05/15/2028	66	77	registration, normally to qualified institutional buyers. Unless otherwise
7.00%, 01/15/2029	32	38
7.00%, 03/15/2029	17	19	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $47,529 or 10.44% of net
7.00%, 05/15/2031	29	34	assets.
7.00%, 06/20/2031	26	30
7.00%, 09/15/2031	102	120	(c)	Market value is determined in accordance with procedures established in
			good faith by the Board of Directors. At the end of the period, the value of
7.00%, 06/15/2032	289	339	these securities totaled $3,019 or 0.66% of net assets.
7.50%, 01/15/2023	1	2
7.50%, 01/15/2023	2	2	(d) Security is Illiquid
			(e)	This entity was put into conservatorship by the US Government in 2008.
7.50%, 01/15/2023	1	1	See Notes to Financial Statements for additional information.
7.50%, 02/15/2023	8	9
7.50%, 02/15/2023	2	2	(f)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
7.50%, 02/15/2023	4	4	Notes to Financial Statements for additional information.
7.50%, 03/15/2023	4	4
7.50%, 03/15/2023	10	11
7.50%, 04/15/2023	29	34	Unrealized Appreciation (Depreciation)
7.50%, 06/15/2023	16	17	The net federal income tax unrealized appreciation (depreciation) and federal tax
7.50%, 06/15/2023	4	4	cost of investments held as of the period end were as follows:
7.50%, 07/15/2023	1	1
7.50%, 09/15/2023	5	6	Unrealized Appreciation	$ 18,091
7.50%, 09/15/2023	7	8	Unrealized Depreciation		(1,758)
7.50%, 10/15/2023	20	22	Net Unrealized Appreciation (Depreciation)	$ 16,333
7.50%, 10/15/2023	10	11	Cost for federal income tax purposes	$ 446,885
7.50%, 11/15/2023	11	12
8.00%, 07/15/2026	2	3	All dollar amounts are shown in thousands (000's)
8.00%, 08/15/2026	6	7
8.00%, 01/15/2027	2	3	Portfolio Summary (unaudited)
8.00%, 02/15/2027	1	1	Sector		Percent
8.00%, 06/15/2027	1	1	Mortgage Securities		92 .73%
		$ 64,772	Government		5.33%
U.S. Treasury - 5.33%			Financial		2.31%
1.75%, 10/31/2018	5,600	5,764	Asset Backed Securities		1.42%
3.13%, 05/15/2019	3,500	3,924	Liabilities in Excess of Other Assets, Net		(1.79)%
4.25%, 11/15/2040	2,900	3,698	TOTAL NET ASSETS		100.00%
4.88%, 08/15/2016	4,820	5,717
6.25%, 08/15/2023	3,600	5,152
		$ 24,255
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$ 312,660

See accompanying notes

74

Schedule of Investments Income Account December 31, 2011

COMMON STOCKS - 0.06%	Shares Held		Value (000's)		Principal

Pipelines - 0.06%				BONDS (continued)	Amount (000's)		Value (000's)
Energy Maintenance Services LLC (a),(b),(c)		2,000,000	$ 150	Commercial Services - 1.61%
				Ceridian Corp
TOTAL COMMON STOCKS			$ 150	11.25%, 11/15/2015(e)	$ 2,000		$ 1,560
	Principal			ERAC USA Finance LLC
BONDS - 68.45%	Amount (000's)		Value (000's)	6.38%, 10/15/2017(d)		1,000	1,156
				7.00%, 10/15/2037(d)		1,000	1,203
Aerospace & Defense - 1.39%							$ 3,919
Boeing Co/The
8.75%, 08/15/2021	$ 850		$ 1,240	Diversified Financial Services - 3.35%
Lockheed Martin Corp				DVI Inc
5.50%, 11/15/2039		2,000	2,161	0.00%, 02/01/2004(a),(b)		900	158
			$ 3,401	0.00%, 02/01/2004(a),(b)		400	70
				FUEL Trust
Airlines - 0.76%				3.98%, 06/15/2016(d)		2,000	2,000
Southwest Airlines Co 1994-A Pass Through				General Electric Capital Corp
Trust				4.65%, 10/17/2021		1,000	1,044
9.15%, 07/01/2016		1,675	1,859	5.30%, 02/11/2021		500	534
				International Lease Finance Corp
Automobile Manufacturers - 0.38%				8.75%, 03/15/2017(e)		1,500	1,545
New Flyer Industries Canada ULC				Jefferies Group Inc
14.00%, 08/19/2020(b),(c),(d)	CAD	908	936	5.13%, 04/13/2018		750	660
				6.25%, 01/15/2036		1,425	1,165
				8.50%, 07/15/2019		750	761
Automobile Parts & Equipment - 0.49%				QHP Royalty Sub LLC
Accuride Corp				10.25%, 03/15/2015(b),(d)		233	236
9.50%, 08/01/2018	$ 1,250		1,206				$ 8,173

				Electric - 7.22%
Banks - 9.29%				Edison Mission Energy
Bank of America Corp				7.20%, 05/15/2019		1,500	937
5.42%, 03/15/2017		800	722	Exelon Generation Co LLC
8.00%, 12/29/2049(e)		1,000	895
8.13%, 12/29/2049(e)		1,000	898	6.20%, 10/01/2017		2,000	2,297
				GenOn Americas Generation LLC
Citigroup Inc				8.50%, 10/01/2021		1,250	1,166
3.95%, 06/15/2016		2,000	1,993	GenOn Energy Inc
Goldman Sachs Group Inc/The				9.88%, 10/15/2020		750	761
3.63%, 02/07/2016		500	483	Metropolitan Edison Co
5.38%, 03/15/2020		2,000	1,974	4.95%, 03/15/2013		1,000	1,038
ING Bank NV				Nisource Finance Corp
5.00%, 06/09/2021(d)		2,000	1,938
				5.25%, 09/15/2017		2,000	2,208
JP Morgan Chase & Co				Ohio Edison Co
5.13%, 09/15/2014		850	896	5.45%, 05/01/2015		850	935
7.90%, 04/29/2049(e)		2,000	2,129
				Oncor Electric Delivery Co LLC
Lloyds TSB Bank PLC				7.00%, 09/01/2022		1,750	2,242
6.38%, 01/21/2021		2,000	2,004	PacifiCorp
Morgan Stanley				4.95%, 08/15/2014		775	846
4.75%, 04/01/2014		850	837	5.25%, 06/15/2035		850	980
6.25%, 08/09/2026		850	783	6.25%, 10/15/2037		500	659
PNC Financial Services Group Inc				PPL Energy Supply LLC
6.75%, 08/01/2049(e)		2,000	1,956
				5.70%, 10/15/2035		2,000	2,170
Wells Fargo & Co				Southwestern Electric Power Co
4.63%, 04/15/2014		1,900	1,976	5.38%, 04/15/2015		1,275	1,399
7.98%, 03/29/2049(e)		3,000	3,214
			$ 22,698				$ 17,638
				Entertainment - 1.72%
Beverages - 1.06%				CCM Merger Inc
Anheuser-Busch InBev Worldwide Inc				8.00%, 08/01/2013(d)		1,675	1,616
7.75%, 01/15/2019		2,000	2,590	Gateway Casinos & Entertainment Ltd
				8.88%, 11/15/2017(d)	CAD	500	496
Biotechnology - 1.26%				Peninsula Gaming LLC / Peninsula Gaming
Amgen Inc				Corp
3.88%, 11/15/2021		2,000	2,018	10.75%, 08/15/2017	$ 2,000		2,095
Gilead Sciences Inc							$ 4,207
4.40%, 12/01/2021		1,000	1,059
			$ 3,077	Environmental Control - 0.92%
				Republic Services Inc
Chemicals - 0.87%				5.00%, 03/01/2020		2,000	2,245
Airgas Inc
4.50%, 09/15/2014		2,000	2,119	Food - 0.65%
				Corn Products International Inc
				4.63%, 11/01/2020		1,500	1,595

See accompanying notes

75

Schedule of Investments
Income Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Forest Products & Paper - 0.82%			Mining - 0.74%
Plum Creek Timberlands LP			Xstrata Canada Corp
4.70%, 03/15/2021	$ 2,000	$ 2,011	6.00%, 10/15/2015	$ 1,675	$ 1,804

Gas - 0.72%			Oil & Gas - 4.22%
Sempra Energy			BG Energy Capital PLC
6.15%, 06/15/2018	1,500	1,768	4.00%, 10/15/2021(d)	500	515
			Bill Barrett Corp
			7.63%, 10/01/2019	500	523
Healthcare - Services - 2.18%			BP Capital Markets PLC
Alliance HealthCare Services Inc			4.75%, 03/10/2019	2,000	2,221
8.00%, 12/01/2016	2,000	1,395	Nabors Industries Inc
HCA Inc
7.50%, 11/06/2033	250	216	5.00%, 09/15/2020	1,000	1,020
			Petro-Canada
HealthSouth Corp			4.00%, 07/15/2013	850	880
7.25%, 10/01/2018	250	248
7.75%, 09/15/2022	1,000	984	9.25%, 10/15/2021	1,075	1,494
Multiplan Inc			Rowan Cos Inc
9.88%, 09/01/2018(d)	1,000	1,040	5.00%, 09/01/2017	2,000	2,102
Tenet Healthcare Corp			XTO Energy Inc
10.00%, 05/01/2018	1,262	1,442	6.75%, 08/01/2037	1,000	1,543
		$ 5,325			$ 10,298

Insurance - 3.02%			Oil & Gas Services - 1.27%
			Schlumberger Investment SA
Aspen Insurance Holdings Ltd			3.30%, 09/14/2021(d)	1,000	1,027
6.00%, 08/15/2014	1,425	1,512	Weatherford International Ltd/Bermuda
Farmers Insurance Exchange
6.00%, 08/01/2014(d)	850	894	5.13%, 09/15/2020	2,000	2,079
Fidelity National Financial Inc					$ 3,106
6.60%, 05/15/2017	2,500	2,650	Packaging & Containers - 0.86%
Prudential Financial Inc			Sealed Air Corp
7.38%, 06/15/2019	1,000	1,182	7.88%, 06/15/2017	2,000	2,110
8.88%, 06/15/2038(e)	1,000	1,145

		$ 7,383	Pharmaceuticals - 0.88%
Iron & Steel - 1.62%			Elan Finance PLC / Elan Finance Corp
Allegheny Technologies Inc			8.75%, 10/15/2016	2,000	2,135
5.95%, 01/15/2021	2,000	2,126
ArcelorMittal
5.50%, 03/01/2021	2,000	1,836	Pipelines - 2.91%
			ANR Pipeline Co
		$ 3,962	9.63%, 11/01/2021	1,000	1,472
Leisure Products & Services - 1.85%			El Paso Natural Gas Co
Carnival Corp			7.50%, 11/15/2026	2,100	2,583
7.20%, 10/01/2023	1,475	1,816	Enterprise Products Operating LLC
Royal Caribbean Cruises Ltd			6.38%, 02/01/2013	350	366
6.88%, 12/01/2013	850	897	Express Pipeline LP
7.25%, 03/15/2018	1,000	1,047	7.39%, 12/31/2017(d)	1,510	1,622
Seven Seas Cruises S de RL LLC			Southern Natural Gas Co
9.13%, 05/15/2019(d)	750	767	8.00%, 03/01/2032	850	1,051
		$ 4,527			$ 7,094

Lodging - 1.50%			Real Estate - 0.91%
Boyd Gaming Corp			WEA Finance LLC / WT Finance Aust Pty
9.13%, 12/01/2018	2,000	1,900	Ltd
MGM Resorts International			6.75%, 09/02/2019(d)	2,000	2,231
13.00%, 11/15/2013	1,000	1,187
11.13%, 11/15/2017	500	570	REITS - 7.06%
		$ 3,657	Arden Realty LP
Media - 2.79%			5.25%, 03/01/2015	1,000	1,062
Comcast Corp			BioMed Realty LP
6.45%, 03/15/2037	2,000	2,425	3.85%, 04/15/2016	1,000	987
Historic TW Inc			6.13%, 04/15/2020	1,000	1,050
9.15%, 02/01/2023	250	342	Duke Realty LP
News America Inc			8.25%, 08/15/2019	2,000	2,350
6.40%, 12/15/2035	1,000	1,096	HCP Inc
8.00%, 10/17/2016	1,000	1,233	6.00%, 03/01/2015	1,675	1,793
Time Warner Cable Inc			Health Care REIT Inc
6.55%, 05/01/2037	1,500	1,706	6.13%, 04/15/2020	1,000	1,036
		$ 6,802	6.20%, 06/01/2016	1,675	1,784
			Healthcare Realty Trust Inc
			6.50%, 01/17/2017	2,000	2,148

See accompanying notes

76

Schedule of Investments Income Account December 31, 2011

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

REITS (continued)			Federal Home Loan Mortgage Corporation (FHLMC)
			(continued)
Kimco Realty Corp			5.00%, 08/01/2019(g)	$ 834	$ 901
6.88%, 10/01/2019	$ 2,000	$ 2,301	5.00%, 08/01/2035(g)	2,515	2,714
Simon Property Group LP			5.00%, 11/01/2035(g)	1,165	1,254
10.35%, 04/01/2019	2,000	2,745	5.00%, 10/01/2038(g)	3,216	3,428
		$ 17,256	5.50%, 11/01/2017(g)	149	161
Retail - 1.92%			5.50%, 01/01/2018(g)	96	104
Asbury Automotive Group Inc			5.50%, 05/01/2031(g)	75	82
8.38%, 11/15/2020	500	512	5.50%, 06/01/2035(g)	635	691
Neiman Marcus Group Inc/The			5.50%, 01/01/2036(g)	970	1,063
10.38%, 10/15/2015	2,000	2,078	5.50%, 04/01/2036(g)	548	604
Sonic Automotive Inc			6.00%, 03/01/2031(g)	52	58
9.00%, 03/15/2018	2,000	2,105	6.00%, 05/01/2032(g)	140	156
		$ 4,695	6.00%, 06/01/2038(g)	885	979
			6.50%, 06/01/2029(g)	45	51
Savings & Loans - 0.42%			6.50%, 08/01/2029(g)	38	44
First Niagara Financial Group Inc			7.00%, 01/01/2032(g)	44	50
7.25%, 12/15/2021	1,000	1,024	9.00%, 01/01/2025(g)	7	8
					$ 21,677

Telecommunications - 1.14%			Federal National Mortgage Association (FNMA) - 11.47%
Corning Inc			3.50%, 12/01/2040(g)	2,006	2,065
6.63%, 05/15/2019	500	603	4.00%, 03/01/2039(g)	2,781	2,924
Qwest Corp			4.00%, 08/01/2040(g)	2,168	2,279
6.75%, 12/01/2021	2,000	2,180	4.00%, 09/01/2040(g)	3,689	3,901
		$ 2,783	4.50%, 06/01/2039(g)	1,449	1,543
Transportation - 0.65%			4.50%, 08/01/2039(g)	780	838
Trailer Bridge Inc			4.50%, 05/01/2040(g)	3,198	3,424
0.00%, 01/03/2012(a)	2,000	1,590	5.00%, 01/01/2018(g)	245	265
			5.00%, 08/01/2035(g)	1,916	2,071
TOTAL BONDS		$ 167,224	5.00%, 04/01/2039(g)	1,258	1,367
			5.00%, 12/01/2039(g)	791	855
	Principal		5.00%, 04/01/2040(g)	1,748	1,908
CONVERTIBLE BONDS - 0.81%	Amount (000's)	Value (000's)	5.00%, 06/01/2040(g)	1,460	1,593
Healthcare - Products - 0.47%			5.50%, 03/01/2033(g)	225	246
China Medical Technologies Inc			5.50%, 06/01/2033(g)	777	854
4.00%, 08/15/2013	2,000	1,145	5.50%, 02/01/2035(g)	1,285	1,411
			6.00%, 04/01/2032(g)	169	188
			6.50%, 05/01/2031(g)	15	17
Pharmaceuticals - 0.34%			6.50%, 04/01/2032(g)	156	177
Omnicare Inc			6.50%, 05/01/2032(g)	85	96
3.25%, 12/15/2035	894	820	7.00%, 01/01/2030(g)	2	3
TOTAL CONVERTIBLE BONDS		$ 1,965			$ 28,025
SENIOR FLOATING RATE INTERESTS -	Principal		Government National Mortgage Association (GNMA) -
1.26%	Amount (000's) Value (000's)		0.11%
			6.00%, 05/20/2032(e)	122	138
Entertainment - 0.48%			7.00%, 06/20/2031	95	111
CCM Merger Inc, Term Loan			9.00%, 02/15/2025	11	12
7.00%, 02/01/2017(e)	$ 1,200	$ 1,187			$ 261

			U.S. Treasury - 3.69%
Lodging - 0.63%			2.63%, 11/15/2020	1,000	1,077
Station GVR Acquisition LLC, Term Loan			2.75%, 02/15/2019	2,000	2,190
6.25%, 05/27/2016(e)	385	356	3.13%, 05/15/2019	2,000	2,242
10.00%, 05/27/2017(e)	1,300	1,176	3.63%, 02/15/2020	2,000	2,320
		$ 1,532	3.75%, 08/15/2041	1,000	1,176
Transportation - 0.15%					$ 9,005
Trailer Bridge Inc, DIP Term Loan			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
7.00%, 11/16/2012(c),(e),(f)	364	364	OBLIGATIONS		$ 58,968
				Maturity
TOTAL SENIOR FLOATING RATE INTERESTS		$ 3,083	REPURCHASE AGREEMENTS - 2.62%	Amount (000's)	Value (000's)
U.S. GOVERNMENT & GOVERNMENT	Principal		Banks - 2.62%
AGENCY OBLIGATIONS - 24.14%	Amount (000's)	Value (000's)	Investment in Joint Trading Account; Credit	$ 3,759	$ 3,759
Federal Home Loan Mortgage Corporation (FHLMC) -			Suisse Repurchase Agreement; 0.02%
8.87%			dated 12/30/11 maturing 01/03/12
4.00%, 04/01/2039(g)	$ 2,005	$ 2,106	(collateralized by US Government
4.50%, 08/01/2033(g)	1,100	1,170	Securities; $3,834,037; 0.00%; dated
4.50%, 05/01/2039(g)	2,217	2,352	05/15/12 - 08/15/41)
4.50%, 06/01/2039(g)	861	922
4.50%, 07/01/2039(g)	2,600	2,779

See accompanying notes

77

Schedule of Investments
Income Account
December 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Deutsche $	1,253	$ 1,253
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $1,278,012;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	1,392	1,392
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,420,013; 0.00% - 5.38%;
dated 08/01/12 - 01/15/27)
$ 6,404
TOTAL REPURCHASE AGREEMENTS		$ 6,404
Total Investments		$ 237,794
Other Assets in Excess of Liabilities, Net - 2.66%		$ 6,505
TOTAL NET ASSETS - 100.00%		$ 244,299

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,450 or 0.59% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $17,677 or 7.24% of net assets.
(e)	Variable Rate. Rate shown is in effect at December 31, 2011.
(f)	All or a portion of the loan is unfunded. See Notes to Financial Statements for additional information.
(g)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 18,012
Unrealized Depreciation	(3,881)
Net Unrealized Appreciation (Depreciation)	$ 14,131
Cost for federal income tax purposes	$ 223,663

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	26 .67%
Mortgage Securities	20 .45%
Consumer, Cyclical	9.73%
Energy	8.46%
Consumer, Non-cyclical	8.45%
Utilities	7.94%
Basic Materials	4.05%
Industrial	3.97%
Communications	3.93%
Government	3.69%
Other Assets in Excess of Liabilities, Net	2.66%
TOTAL NET ASSETS	100.00%

See accompanying notes

78

Schedule of Investments LargeCap Blend Account II December 31, 2011

COMMON STOCKS - 97.29%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.12%			Beverages (continued)
Interpublic Group of Cos Inc	3,512	$ 34	Molson Coors Brewing Co	3,051	$ 133
Omnicom Group Inc	3,507	156	PepsiCo Inc	22,314	1,480
		$ 190			$ 3,401

Aerospace & Defense - 1.58%			Biotechnology - 0.97%
Boeing Co/The	7,550	554	Amgen Inc	7,407	476
General Dynamics Corp	1,756	117	Biogen Idec Inc (a)	1,994	219
Goodrich Corp	514	64	Celgene Corp (a)	4,553	308
L-3 Communications Holdings Inc	685	46	Dendreon Corp (a)	2,300	17
Lockheed Martin Corp	1,778	143	Gilead Sciences Inc (a)	7,843	321
Northrop Grumman Corp	1,291	75	Human Genome Sciences Inc (a)	28,080	208
Orbital Sciences Corp (a)	53,520	778	Life Technologies Corp (a)	500	19
Raytheon Co	2,639	127			$ 1,568
Rockwell Collins Inc	1,078	60
United Technologies Corp	8,152	596	Chemicals - 2.25%
		$ 2,560	Air Products & Chemicals Inc	1,377	118
			Celanese Corp	17,190	761
Agriculture - 2.34%			CF Industries Holdings Inc	472	68
Altria Group Inc	15,728	466	Dow Chemical Co/The	7,739	222
Archer-Daniels-Midland Co	4,080	117	Eastman Chemical Co	940	37
Lorillard Inc	664	76	Ecolab Inc	15,367	888
Philip Morris International Inc	38,570	3,027	EI du Pont de Nemours & Co	5,561	255
Reynolds American Inc	2,372	98	FMC Corp	519	45
		$ 3,784	International Flavors & Fragrances Inc	542	28
			LyondellBasell Industries NV	1,700	55
Airlines - 0.05%			Monsanto Co	5,207	365
Southwest Airlines Co	9,136	78	Mosaic Co/The	1,942	98
			Potash Corp of Saskatchewan Inc	1,800	74
Apparel - 0.32%			PPG Industries Inc	2,305	192
Coach Inc	2,361	144	Praxair Inc	2,524	270
Nike Inc	3,257	314	Sherwin-Williams Co/The	1,318	118
Ralph Lauren Corp	454	63	Sigma-Aldrich Corp	842	53
		$ 521			$ 3,647

Automobile Manufacturers - 0.28%			Coal - 0.16%
Ford Motor Co	34,960	376	Arch Coal Inc	1,400	20
General Motors Co (a)	3,900	79	Consol Energy Inc	2,890	106
		$ 455	Peabody Energy Corp	3,991	132
					$ 258
Automobile Parts & Equipment - 0.58%
Goodyear Tire & Rubber Co/The (a)	1,714	24	Commercial Services - 1.90%
Johnson Controls Inc	28,699	897	Apollo Group Inc (a)	888	48
TRW Automotive Holdings Corp (a)	800	26	Automatic Data Processing Inc	13,685	740
		$ 947	DeVry Inc	443	17
			Equifax Inc	912	35
Banks - 6.41%			H&R Block Inc	4,020	66
Bank of America Corp	66,622	371	Iron Mountain Inc	1,361	42
Bank of New York Mellon Corp/The	5,072	101	Mastercard Inc	1,013	377
BB&T Corp	3,186	80	Moody's Corp	29,096	980
Capital One Financial Corp	2,255	95	Paychex Inc	2,731	82
Citigroup Inc	47,240	1,243	Quanta Services Inc (a)	1,489	32
Comerica Inc	15,780	407	Robert Half International Inc	1,700	48
Fifth Third Bancorp	11,912	152	RR Donnelley & Sons Co	1,241	18
First Horizon National Corp	500	4	SAIC Inc (a)	1,846	23
Goldman Sachs Group Inc/The	3,661	331	Total System Services Inc	1,116	22
Huntington Bancshares Inc/OH	6,800	37	Visa Inc	3,801	386
JP Morgan Chase & Co	70,225	2,335	Western Union Co/The	8,504	155
KeyCorp	6,685	51			$ 3,071
M&T Bank Corp	1,481	113
Morgan Stanley	55,878	846	Computers - 6.43%
Northern Trust Corp	4,190	166	Accenture PLC - Class A	5,401	287
PNC Financial Services Group Inc	4,582	264	Apple Inc (a)	12,205	4,943
State Street Corp	4,321	175	Cognizant Technology Solutions Corp (a)	1,238	80
US Bancorp	17,815	482	Dell Inc (a)	22,349	327
Wells Fargo & Co	112,677	3,105	EMC Corp/Massachusetts (a)	17,478	377
Zions Bancorporation	1,600	26	Hewlett-Packard Co	22,465	579
		$ 10,384	IBM Corp	18,078	3,324
			Lexmark International Inc	560	19
Beverages - 2.10%			NetApp Inc (a)	10,339	375
Coca-Cola Co/The	22,177	1,552	Teradata Corp (a)	1,180	57
Coca-Cola Enterprises Inc	5,951	154	Western Digital Corp (a)	1,626	50
Constellation Brands Inc (a)	1,175	24
					$ 10,418
Dr Pepper Snapple Group Inc	1,464	58

See accompanying notes

79

Schedule of Investments LargeCap Blend Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Consumer Products - 0.18%			Electronics - 1.59%
Avery Dennison Corp	743	$ 21	Agilent Technologies Inc	3,801	$ 132
Clorox Co/The	881	59	Amphenol Corp	1,192	54
Kimberly-Clark Corp	2,879	212	Honeywell International Inc	21,529	1,170
		$ 292	Jabil Circuit Inc	1,379	27
			PerkinElmer Inc	793	16
Cosmetics & Personal Care - 1.92%			TE Connectivity Ltd	1,781	55
Avon Products Inc	4,600	80	Thermo Fisher Scientific Inc (a)	4,071	183
Colgate-Palmolive Co	4,432	409	Tyco International Ltd	20,176	943
Estee Lauder Cos Inc/The	753	85			$ 2,580
Procter & Gamble Co	37,971	2,533
		$ 3,107	Engineering & Construction - 0.07%
			Fluor Corp	2,030	102
Distribution & Wholesale - 0.07%			McDermott International Inc (a)	1,600	18
Fastenal Co	1,100	48			$ 120
Genuine Parts Co	1,046	64
		$ 112	Entertainment - 0.09%
			International Game Technology	8,134	140
Diversified Financial Services - 1.63%
American Express Co	27,812	1,312
Ameriprise Financial Inc	2,915	145	Environmental Control - 0.13%
BlackRock Inc	464	83	Republic Services Inc	2,145	59
CME Group Inc	829	202	Stericycle Inc (a)	1,000	78
Discover Financial Services	6,028	145	Waste Management Inc	2,191	72
Federated Investors Inc	704	11			$ 209
Franklin Resources Inc	1,196	115
IntercontinentalExchange Inc (a)	474	57	Food - 2.26%
			ConAgra Foods Inc	2,909	77
Invesco Ltd	6,457	129	Dean Foods Co (a)	1,288	14
Legg Mason Inc	2,500	60
NASDAQ OMX Group Inc/The (a)	1,065	26	General Mills Inc	7,905	319
			HJ Heinz Co	1,584	86
NYSE Euronext	3,996	104	Hormel Foods Corp	938	27
SLM Corp	7,647	102
T Rowe Price Group Inc	1,835	104	JM Smucker Co/The	763	60
			Kellogg Co	9,400	475
TD Ameritrade Holding Corp	3,100	49	Kraft Foods Inc	11,859	443
		$ 2,644	Kroger Co/The	6,200	150
Electric - 2.38%			McCormick & Co Inc/MD	30,520	1,539
AES Corp/The (a)	14,600	173	Safeway Inc	2,501	53
Ameren Corp	1,631	54	Sara Lee Corp	4,133	78
American Electric Power Co Inc	2,246	93	SUPERVALU Inc	1,488	12
Calpine Corp (a)	3,800	62	Sysco Corp	2,376	70
CMS Energy Corp	1,656	37	Tyson Foods Inc	2,118	44
Consolidated Edison Inc	1,362	84	Whole Foods Market Inc	3,006	209
Constellation Energy Group Inc	1,412	56			$ 3,656
Dominion Resources Inc/VA	2,342	124
DTE Energy Co	1,119	61	Forest Products & Paper - 0.65%
Duke Energy Corp	5,480	121	International Paper Co	34,556	1,023
Edison International	5,186	215	MeadWestvaco Corp	1,197	36
Entergy Corp	3,474	254			$ 1,059
Exelon Corp	9,647	419	Gas - 0.83%
FirstEnergy Corp	6,150	272	AGL Resources Inc	256	11
Integrys Energy Group Inc	546	30	CenterPoint Energy Inc	6,388	128
NextEra Energy Inc	1,738	106	NiSource Inc	1,990	47
Northeast Utilities	1,199	43	Sempra Energy	20,900	1,150
NRG Energy Inc (a)	1,738	31			$ 1,336
Pepco Holdings Inc	1,588	32
PG&E Corp	2,068	85	Hand & Machine Tools - 0.08%
Pinnacle West Capital Corp	779	38	Snap-on Inc	384	19
PPL Corp	3,730	109	Stanley Black & Decker Inc	1,681	114
Progress Energy Inc	1,201	67			$ 133
Public Service Enterprise Group Inc	2,478	82	Healthcare - Products - 1.37%
Southern Co/The	4,202	194	Baxter International Inc	5,165	256
TECO Energy Inc	2,500	48	Becton Dickinson and Co	894	67
Wisconsin Energy Corp	25,170	880	Boston Scientific Corp (a)	17,061	91
Xcel Energy Inc	3,243	90	Covidien PLC	16,069	723
		$ 3,860	CR Bard Inc	500	43
Electrical Components & Equipment - 0.31%			DENTSPLY International Inc	3,600	126
Emerson Electric Co	8,957	417	Edwards Lifesciences Corp (a)	800	57
Energizer Holdings Inc (a)	800	62	Hospira Inc (a)	1,605	48
			Intuitive Surgical Inc (a)	160	74
Molex Inc	943	23
		$ 502	Medtronic Inc	5,139	197
			Patterson Cos Inc	690	20
			St Jude Medical Inc	3,609	124

See accompanying notes

80

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Lodging - 0.23%
Stryker Corp	4,894	$ 243	Las Vegas Sands Corp	3,600	$ 154
Zimmer Holdings Inc	2,659	142	Marriott International Inc/DE	3,578	104
		$ 2,211	Starwood Hotels & Resorts Worldwide Inc	1,100	53
			Wyndham Worldwide Corp	1,124	43
Healthcare - Services - 1.20%			Wynn Resorts Ltd	200	22
Aetna Inc	18,382	775			$ 376
Cigna Corp	2,002	84
Coventry Health Care Inc (a)	1,083	33	Machinery - Construction & Mining - 0.36%
DaVita Inc (a)	700	53	Caterpillar Inc	5,195	471
HCA Holdings Inc (a)	2,300	51	Joy Global Inc	1,506	113
Humana Inc	1,320	116			$ 584
Quest Diagnostics Inc	1,000	58
UnitedHealth Group Inc	10,529	534	Machinery - Diversified - 0.49%
WellPoint Inc	3,584	237	Cummins Inc	6,124	539
		$ 1,941	Deere & Co	1,921	148
			Rockwell Automation Inc	1,004	74
Holding Companies - Diversified - 0.02%			Xylem Inc/NY	1,214	31
Leucadia National Corp	1,309	30			$ 792

			Media - 2.91%
Home Builders - 1.09%			CBS Corp	3,128	85
Lennar Corp	22,180	436	Comcast Corp - Class A	23,575	559
Toll Brothers Inc (a)	65,390	1,335	DIRECTV (a)	5,666	242
		$ 1,771	Discovery Communications Inc - A Shares (a)	1,834	75
			Discovery Communications Inc - C Shares (a)	1,950	74
Home Furnishings - 0.04%
Harman International Industries Inc	1,668	63	Gannett Co Inc	1,705	23
			McGraw-Hill Cos Inc/The	2,516	114
			News Corp - Class A	10,726	191
Insurance - 2.90%			News Corp - Class B	57,780	1,050
ACE Ltd	1,657	116	Scripps Networks Interactive	642	27
Aflac Inc	4,297	186	Time Warner Cable Inc	3,191	203
Allstate Corp/The	5,200	143	Time Warner Inc	9,969	360
Aon Corp	4,824	226	Viacom Inc	2,740	124
Assurant Inc	687	28	Walt Disney Co/The	42,000	1,575
Berkshire Hathaway Inc - Class A (a)	6	689	Washington Post Co/The	41	16
Berkshire Hathaway Inc - Class B (a)	12,902	984			$ 4,718
Chubb Corp/The	3,936	272
Hartford Financial Services Group Inc	3,022	49	Metal Fabrication & Hardware - 0.13%
Lincoln National Corp	2,250	44	Precision Castparts Corp	1,293	213
Loews Corp	3,683	139
Marsh & McLennan Cos Inc	7,044	223	Mining - 1.27%
MetLife Inc	36,782	1,147	Alcoa Inc	7,036	61
Progressive Corp/The	4,325	84	Freeport-McMoRan Copper & Gold Inc	8,351	308
Prudential Financial Inc	2,397	120	Newmont Mining Corp	26,531	1,592
Torchmark Corp	755	33	Vulcan Materials Co	2,500	98
Travelers Cos Inc/The	2,901	171			$ 2,059
Unum Group	2,036	43
		$ 4,697	Miscellaneous Manufacturing - 3.10%
			3M Co	6,889	563
Internet - 3.19%			Cooper Industries PLC	2,000	108
Amazon.com Inc (a)	5,604	970	Danaher Corp	8,741	411
eBay Inc (a)	5,922	179	Dover Corp	1,227	71
Expedia Inc	660	19	Eaton Corp	9,243	403
Google Inc (a)	5,195	3,355	General Electric Co	146,474	2,623
Groupon Inc (a)	1,700	35	Harsco Corp	14,070	290
Liberty Interactive Corp (a)	3,300	54	Illinois Tool Works Inc	2,300	107
Netflix Inc (a)	988	69	Ingersoll-Rand PLC	5,500	168
Priceline.com Inc (a)	633	296	Leggett & Platt Inc	993	23
Symantec Corp (a)	5,128	80	Pall Corp	1,100	63
TripAdvisor Inc (a)	660	17	Parker Hannifin Corp	1,060	81
Yahoo! Inc (a)	5,444	88	Textron Inc	5,526	102
		$ 5,162			$ 5,013

Iron & Steel - 0.12%			Office & Business Equipment - 0.09%
Cliffs Natural Resources Inc	1,824	114	Pitney Bowes Inc	1,495	28
Nucor Corp	1,500	59	Xerox Corp	15,447	123
United States Steel Corp	1,100	29			$ 151
		$ 202
			Oil & Gas - 9.44%
Leisure Products & Services - 0.55%			Anadarko Petroleum Corp	2,047	156
Carnival Corp	4,300	140	Apache Corp	12,930	1,171
Harley-Davidson Inc	19,302	751	Chesapeake Energy Corp	3,044	68
		$ 891	Chevron Corp	24,942	2,654

See accompanying notes

81

Schedule of Investments LargeCap Blend Account II

December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas (continued)			Real Estate - 0.03%
Cimarex Energy Co	500	$ 31	CBRE Group Inc (a)	2,881	$ 44
Concho Resources Inc (a)	500	47
ConocoPhillips	9,616	701
Denbury Resources Inc (a)	2,821	43	REITS - 1.17%
			Annaly Capital Management Inc	18,070	288
Devon Energy Corp	11,902	738	Apartment Investment & Management Co	790	18
Diamond Offshore Drilling Inc	10,917	603	AvalonBay Communities Inc	652	85
EOG Resources Inc	2,294	226
EQT Corp	1,748	95	Boston Properties Inc	984	98
			Equity Residential	1,325	76
Exxon Mobil Corp	71,870	6,092	General Growth Properties Inc	2,900	44
Helmerich & Payne Inc	759	44
Hess Corp	2,999	170	HCP Inc	1,839	76
			Health Care REIT Inc	1,322	72
Marathon Oil Corp	3,336	98	Host Hotels & Resorts Inc	4,954	73
Marathon Petroleum Corp	1,700	57
Murphy Oil Corp	3,379	188	Kimco Realty Corp	2,759	45
Nabors Industries Ltd (a)	2,045	35	Plum Creek Timber Co Inc	1,111	41
Newfield Exploration Co (a)	13,110	495	ProLogis Inc	2,194	63
Noble Corp (a)	3,770	114	Public Storage Inc	1,325	178
			Simon Property Group Inc	3,094	399
Noble Energy Inc	826	78	Ventas Inc	1,309	72
Occidental Petroleum Corp	6,316	592
QEP Resources Inc	1,198	35	Vornado Realty Trust	2,594	199
Range Resources Corp	200	12	Weyerhaeuser Co	3,208	60
Rowan Cos Inc (a)	854	26			$ 1,887
Southwestern Energy Co (a)	1,900	61	Retail - 5.03%
Suncor Energy Inc	1,400	40	AutoNation Inc (a)	347	13
Tesoro Corp (a)	1,017	24	AutoZone Inc (a)	504	164
Total SA ADR	9,160	468	Bed Bath & Beyond Inc (a)	3,376	196
Valero Energy Corp	6,014	127	Best Buy Co Inc	2,214	52
		$ 15,289	Big Lots Inc (a)	460	17
			CarMax Inc (a)	5,100	155
Oil & Gas Services - 1.81%			Chipotle Mexican Grill Inc (a)	504	170
Baker Hughes Inc	4,802	233
Cameron International Corp (a)	3,890	191	Costco Wholesale Corp	1,768	147
FMC Technologies Inc (a)	2,500	131	CVS Caremark Corp	10,225	417
			Dollar General Corp (a)	2,400	99
Halliburton Co	6,331	219
National Oilwell Varco Inc	18,901	1,285	Family Dollar Stores Inc	878	51
			GameStop Corp	1,055	25
Schlumberger Ltd	12,691	867	Gap Inc/The	2,651	49
		$ 2,926	Home Depot Inc/The	11,832	497
Packaging & Containers - 0.07%			JC Penney Co Inc	900	32
Ball Corp	1,162	41	Kohl's Corp	5,140	254
Bemis Co Inc	744	22	Lowe's Cos Inc	7,040	178
Owens-Illinois Inc (a)	1,182	23	Macy's Inc	6,696	215
Sealed Air Corp	1,146	20	McDonald's Corp	7,643	767
		$ 106	Nordstrom Inc	1,093	54
			O'Reilly Automotive Inc (a)	948	76
Pharmaceuticals - 8.04%			Ross Stores Inc	4,148	198
Abbott Laboratories	10,476	589	Staples Inc	4,848	67
Allergan Inc/United States	2,442	214	Starbucks Corp	7,301	336
AmerisourceBergen Corp	20,522	763	Target Corp	5,279	270
Bristol-Myers Squibb Co	54,545	1,922	Tiffany & Co	902	60
Cardinal Health Inc	1,735	71	TJX Cos Inc	14,311	924
Eli Lilly & Co	4,976	207	Walgreen Co	4,941	164
Express Scripts Inc (a)	4,697	210
Forest Laboratories Inc (a)	1,893	57	Wal-Mart Stores Inc	26,192	1,566
			Yum! Brands Inc	15,838	934
GlaxoSmithKline PLC ADR	13,900	634			$ 8,147
Johnson & Johnson	36,387	2,387
McKesson Corp	2,912	226	Savings & Loans - 0.03%
Medco Health Solutions Inc (a)	2,887	162	Hudson City Bancorp Inc	3,415	21
Merck & Co Inc	23,343	880	People's United Financial Inc	2,704	35
Novartis AG ADR	22,180	1,268			$ 56
Pfizer Inc	155,792	3,372
Sanofi-Aventis SA - Rights (a)	1,109	1	Semiconductors - 3.81%
			Advanced Micro Devices Inc (a)	16,797	91
Watson Pharmaceuticals Inc (a)	882	53
			Analog Devices Inc	1,982	71
		$ 13,016	Applied Materials Inc	18,644	200
Pipelines - 0.51%			ASML Holding NV	35,960	1,503
El Paso Corp	8,611	229	Atmel Corp (a)	14,700	119
ONEOK Inc	708	61	Broadcom Corp	8,941	262
Spectra Energy Corp	8,922	274	Intel Corp	29,146	707
Williams Cos Inc	7,837	259	KLA-Tencor Corp	1,133	55
		$ 823	Linear Technology Corp	1,514	45
			LSI Corp (a)	4,534	27

See accompanying notes

82

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)		Maturity

Semiconductors (continued)			REPURCHASE AGREEMENTS - 1.41%	Amount (000's)	Value (000's)
Marvell Technology Group Ltd (a)	9,200	$ 127	Banks - 1.41%
Micron Technology Inc (a)	38,444	241	Investment in Joint Trading Account; Credit	$ 1,343	$ 1,343
Novellus Systems Inc (a)	489	20	Suisse Repurchase Agreement; 0.02%
NVIDIA Corp (a)	7,217	100	dated 12/30/11 maturing 01/03/12
Qualcomm Inc	25,290	1,383	(collateralized by US Government
Teradyne Inc (a)	1,223	17	Securities; $1,369,950; 0.00%; dated
Texas Instruments Inc	26,072	759	05/15/12 - 08/15/41)
Xilinx Inc	13,860	445	Investment in Joint Trading Account; Deutsche	448	448
		$ 6,172	Bank Repurchase Agreement; 0.05% dated
			12/30/11 maturing 01/03/12 (collateralized
Software - 4.10%			by US Government Securities; $456,650;
Adobe Systems Inc (a)	8,765	248
Akamai Technologies Inc (a)	600	19	0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Autodesk Inc (a)	27,930	847	Investment in Joint Trading Account; Merrill	497	497
BMC Software Inc (a)	1,261	41	Lynch Repurchase Agreement; 0.01%
			dated 12/30/11 maturing 01/03/12
CA Inc	5,331	108	(collateralized by US Government
Cerner Corp (a)	1,020	62
			Securities; $507,389; 0.00% - 5.38%; dated
Dun & Bradstreet Corp/The	353	26	08/01/12 - 01/15/27)
Electronic Arts Inc (a)	1,100	23
Fidelity National Information Services Inc	2,801	75			$ 2,288

Fiserv Inc (a)	980	58	TOTAL REPURCHASE AGREEMENTS		$ 2,288
Intuit Inc	1,459	77	Total Investments		$ 159,841
Microsoft Corp	110,420	2,866	Other Assets in Excess of Liabilities, Net - 1.30%		$ 2,098
Oracle Corp	59,663	1,531	TOTAL NET ASSETS - 100.00%		$ 161,939
Red Hat Inc (a)	4,354	180
Salesforce.com Inc (a)	557	56
VeriFone Systems Inc (a)	11,800	419	(a) Non-Income Producing Security
		$ 6,636

Telecommunications - 4.40%			Unrealized Appreciation (Depreciation)
American Tower Corp	17,013	1,021	The net federal income tax unrealized appreciation (depreciation) and federal tax
AT&T Inc	58,619	1,773	cost of investments held as of the period end were as follows:
CenturyLink Inc	2,496	93
Cisco Systems Inc	87,110	1,575	Unrealized Appreciation	$ 17,338
Corning Inc	13,184	171	Unrealized Depreciation		(9,033)
Crown Castle International Corp (a)	2,000	90
			Net Unrealized Appreciation (Depreciation)	$ 8,305
Harris Corp	904	32	Cost for federal income tax purposes	$ 151,536
JDS Uniphase Corp (a)	1,600	17
Juniper Networks Inc (a)	8,726	178
			All dollar amounts are shown in thousands (000's)
Motorola Solutions Inc	2,024	94
Sprint Nextel Corp (a)	25,200	59
			Portfolio Summary (unaudited)
Tellabs Inc	2,560	10	Sector		Percent
Verizon Communications Inc	50,275	2,017	Consumer, Non-cyclical		22 .27%
		$ 7,130	Technology		14 .43%
Textiles - 0.04%			Financial		13 .58%
Cintas Corp	1,957	68	Energy		11 .92%
			Communications		10 .62%
			Industrial		9.89%
Toys, Games & Hobbies - 0.09%			Consumer, Cyclical		8.48%
Hasbro Inc	1,700	54	Basic Materials		4.29%
Mattel Inc	3,098	86	Utilities		3.20%
		$ 140	Diversified		0.02%
Transportation - 1.98%			Other Assets in Excess of Liabilities, Net		1.30%
CH Robinson Worldwide Inc	800	56	TOTAL NET ASSETS		100.00%
CSX Corp	13,184	278
Expeditors International of Washington Inc	400	16
FedEx Corp	2,903	243
Norfolk Southern Corp	11,444	834
Ryder System Inc	900	48
Union Pacific Corp	4,184	443
United Parcel Service Inc	17,620	1,289
		$ 3,207
TOTAL COMMON STOCKS		$ 157,553

See accompanying notes

83

Schedule of Investments
LargeCap Blend Account II
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2012	Long	71 $	4,362	$ 4,447	$ 85
Total					$ 85
All dollar amounts are shown in thousands (000's)

See accompanying notes

84

Schedule of Investments LargeCap Growth Account December 31, 2011

COMMON STOCKS - 96.47%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Apparel - 2.04%			Media - 0.99%
Nike Inc	38,600	$ 3,720	DIRECTV (a)	42,400	$ 1,813

Automobile Manufacturers - 2.56%			Oil & Gas - 6.28%
Ford Motor Co	432,731	4,656	Apache Corp	32,600	2,953
			Cabot Oil & Gas Corp	44,378	3,368
			Ensco PLC ADR	53,000	2,487
Banks - 0.99%			Occidental Petroleum Corp	28,000	2,624
Capital One Financial Corp	42,551	1,799			$ 11,432

Beverages - 2.54%			Oil & Gas Services - 1.93%
Coca-Cola Co/The	66,000	4,618	National Oilwell Varco Inc	51,600	3,508

Biotechnology - 2.12%			Pharmaceuticals - 7.85%
Alexion Pharmaceuticals Inc (a)	14,400	1,030	Allergan Inc/United States	49,300	4,325
Biogen Idec Inc (a)	7,400	814	Pfizer Inc	219,600	4,752
			Valeant Pharmaceuticals International Inc (a)	25,400	1,186
Gilead Sciences Inc (a)	49,100	2,010
			Watson Pharmaceuticals Inc (a)	67,000	4,043
		$ 3,854
					$ 14,306
Chemicals - 2.82%
Monsanto Co	43,300	3,034	Retail - 11.90%
			Bed Bath & Beyond Inc (a)	61,866	3,586
Potash Corp of Saskatchewan Inc	51,000	2,105
		$ 5,139	Home Depot Inc/The	108,500	4,561
			Ltd Brands Inc	49,100	1,981
Commercial Services - 6.09%			McDonald's Corp	39,800	3,993
Mastercard Inc	17,534	6,537	Michael Kors Holdings Ltd (a)	1,786	49
Visa Inc	44,774	4,546	Starbucks Corp	130,600	6,009
		$ 11,083	Tractor Supply Co	11,700	821
			Ulta Salon Cosmetics & Fragrance Inc (a)	10,500	682
Computers - 12.79%					$ 21,682
Accenture PLC - Class A	65,100	3,465
Apple Inc (a)	25,322	10,255	Semiconductors - 4.26%
Cognizant Technology Solutions Corp (a)	47,509	3,055	Avago Technologies Ltd	35,300	1,019
NetApp Inc (a)	46,254	1,678	Qualcomm Inc	123,300	6,744
Riverbed Technology Inc (a)	48,100	1,130			$ 7,763
SanDisk Corp (a)	42,851	2,109
Teradata Corp (a)	33,100	1,606	Software - 4.73%
			Electronic Arts Inc (a)	83,800	1,727
		$ 23,298	Oracle Corp	104,600	2,683
Cosmetics & Personal Care - 1.67%			Salesforce.com Inc (a)	25,500	2,587
Estee Lauder Cos Inc/The	27,038	3,037	VMware Inc (a)	19,500	1,622
					$ 8,619

Diversified Financial Services - 3.91%			Transportation - 1.66%
American Express Co	78,000	3,679	FedEx Corp	36,100	3,015
Discover Financial Services	143,767	3,451
		$ 7,130	TOTAL COMMON STOCKS		$ 175,691
Food - 3.34%				Maturity
Hershey Co/The	34,786	2,149	REPURCHASE AGREEMENTS - 2.31%	Amount (000's)	Value (000's)
Whole Foods Market Inc	56,500	3,931	Banks - 2.31%
		$ 6,080	Investment in Joint Trading Account; Credit	$ 2,467	$ 2,467
Internet - 7.26%			Suisse Repurchase Agreement; 0.02%
Amazon.com Inc (a)	23,600	4,085	dated 12/30/11 maturing 01/03/12
eBay Inc (a)	59,900	1,817	(collateralized by US Government
Google Inc (a)	5,800	3,746	Securities; $2,516,803; 0.00%; dated
Priceline.com Inc (a)	7,500	3,508	05/15/12 - 08/15/41)
Zynga Inc (a)	7,244	68	Investment in Joint Trading Account; Deutsche	822	823
		$ 13,224	Bank Repurchase Agreement; 0.05% dated
			12/30/11 maturing 01/03/12 (collateralized
Lodging - 2.43%			by US Government Securities; $838,935;
Las Vegas Sands Corp	103,700	4,431	0.00% - 3.00%; dated 06/25/12 - 09/16/14)

Machinery - Construction & Mining - 2.87%
Caterpillar Inc	57,600	5,219

Machinery - Diversified - 3.44%
Cummins Inc	25,000	2,201
Deere & Co	52,541	4,064
		$ 6,265

See accompanying notes

85

Schedule of Investments
LargeCap Growth Account
December 31, 2011

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$ 914	$ 914
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $932,149; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
$ 4,204
TOTAL REPURCHASE AGREEMENTS		$ 4,204
Total Investments		$ 179,895
Other Assets in Excess of Liabilities, Net - 1.22%		$ 2,225
TOTAL NET ASSETS - 100.00%		$ 182,120

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 39,989
Unrealized Depreciation	(6,939)
Net Unrealized Appreciation (Depreciation)	$ 33,050
Cost for federal income tax purposes	$ 146,845

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	23 .62%
Technology	21 .78%
Consumer, Cyclical	18 .93%
Communications	8.26%
Energy	8.21%
Industrial	7.95%
Financial	7.21%
Basic Materials	2.82%
Other Assets in Excess of Liabilities, Net	1.22%
TOTAL NET ASSETS	100.00%

See accompanying notes

86

Schedule of Investments MidCap Blend Account December 31, 2011

COMMON STOCKS - 99.22%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 1.01%			Healthcare - Products (continued)
Lamar Advertising Co (a)	199,730	$ 5,492	CR Bard Inc	65,656	$ 5,614
			DENTSPLY International Inc	151,491	5,301

Banks - 2.28%					$ 17,563
CIT Group Inc (a)	190,890	6,656	Healthcare - Services - 5.26%
M&T Bank Corp	74,965	5,723	Coventry Health Care Inc (a)	164,069	4,983
		$ 12,379	Laboratory Corp of America Holdings (a)	153,811	13,223
			Lincare Holdings Inc	178,374	4,586
Beverages - 2.18%			Quest Diagnostics Inc	98,485	5,718
Beam Inc	104,424	5,350
Molson Coors Brewing Co	148,698	6,474			$ 28,510
		$ 11,824	Holding Companies - Diversified - 1.19%
Building Materials - 0.42%			Leucadia National Corp	282,762	6,430
Martin Marietta Materials Inc	30,593	2,307
			Insurance - 13.52%
			Alleghany Corp (a)	9,216	2,629
Chemicals - 1.31%			Aon Corp	173,410	8,116
Airgas Inc	59,332	4,633	Arch Capital Group Ltd (a)	121,668	4,530
Ecolab Inc	42,991	2,485	Brown & Brown Inc	269,747	6,104
		$ 7,118	Fairfax Financial Holdings Ltd	8,000	3,432
Commercial Services - 3.19%			Loews Corp	374,394	14,096
Ascent Capital Group Inc (a)	59,369	3,011	Markel Corp (a)	29,792	12,354
Iron Mountain Inc	160,343	4,939	Marsh & McLennan Cos Inc	188,848	5,971
Live Nation Entertainment Inc (a)	201,411	1,674	Progressive Corp/The	301,710	5,886
Macquarie Infrastructure Co LLC	72,134	2,016	White Mountains Insurance Group Ltd	12,943	5,869
Moody's Corp	22,717	765	Willis Group Holdings PLC	112,243	4,355
SAIC Inc (a)	397,836	4,889			$ 73,342

		$ 17,294	Internet - 3.18%
Consumer Products - 1.26%			Liberty Interactive Corp (a)	503,374	8,162
Clorox Co/The	102,597	6,829	VeriSign Inc	254,714	9,099
					$ 17,261

Distribution & Wholesale - 0.41%			Machinery - Diversified - 0.26%
Fastenal Co	51,023	2,225	Xylem Inc/NY	55,376	1,423

Diversified Financial Services - 3.45%			Media - 7.45%
Ameriprise Financial Inc	49,280	2,446	Discovery Communications Inc - C Shares (a)	274,143	10,335
BlackRock Inc	41,402	7,380	Factset Research Systems Inc	4,985	435
Charles Schwab Corp/The	498,049	5,608	Liberty Global Inc - A Shares (a)	170,689	7,003
CME Group Inc	13,392	3,263	Liberty Global Inc - B Shares (a)	76,962	3,042
		$ 18,697	Liberty Media Corp - Liberty Capital (a)	250,910	19,584

Electric - 2.00%					$ 40,399
Brookfield Infrastructure Partners LP	104,288	2,889	Mining - 2.46%
Calpine Corp (a)	278,601	4,549	Franco-Nevada Corp	293,121	11,158
National Fuel Gas Co	61,004	3,391	Royal Gold Inc	32,677	2,203
		$ 10,829			$ 13,361

Electronics - 2.75%			Oil & Gas - 4.92%
Gentex Corp	302,405	8,948	Cimarex Energy Co	65,877	4,078
Sensata Technologies Holding NV (a)	2,201	58	EOG Resources Inc	101,456	9,994
Tyco International Ltd	126,103	5,890	EQT Corp	160,407	8,789
		$ 14,896	Nabors Industries Ltd (a)	221,649	3,843

Energy - Alternate Sources - 1.23%					$ 26,704
Covanta Holding Corp	486,205	6,656	Pharmaceuticals - 1.59%
			Mead Johnson Nutrition Co	55,884	3,841
			Valeant Pharmaceuticals International Inc (a)	102,090	4,766
Entertainment - 0.79%
International Game Technology	248,094	4,267			$ 8,607
			Pipelines - 3.30%
Food - 1.52%			El Paso Corp	167,066	4,439
Sara Lee Corp	270,077	5,110	Williams Cos Inc	407,792	13,465
Sysco Corp	107,058	3,140			$ 17,904
		$ 8,250	Private Equity - 1.13%
Gas - 0.60%			Onex Corp	185,334	6,136
Questar Corp	165,236	3,282
			Real Estate - 3.83%
Healthcare - Products - 3.24%			Brookfield Asset Management Inc	520,215	14,296
			CBRE Group Inc (a)	46,500	708
Becton Dickinson and Co	88,978	6,648	Forest City Enterprises Inc (a)	359,008	4,243

See accompanying notes

87

Schedule of Investments MidCap Blend Account December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Real Estate (continued)			(continued)	Amount (000's)	Value (000's)
Howard Hughes Corp/The (a)	34,333	$ 1,516	Banks (continued)
		$ 20,763	Investment in Joint Trading Account; Merrill	$ 809	$ 809
			Lynch Repurchase Agreement; 0.01%
REITS - 1.91%			dated 12/30/11 maturing 01/03/12
General Growth Properties Inc	503,949	7,569	(collateralized by US Government
Vornado Realty Trust	36,567	2,811	Securities; $825,269; 0.00% - 5.38%; dated
		$ 10,380	08/01/12 - 01/15/27)
Retail - 9.88%					$ 3,722
AutoZone Inc (a)	15,455	5,022	TOTAL REPURCHASE AGREEMENTS		$ 3,722
Copart Inc (a)	97,216	4,656	Total Investments		$ 541,971
Dollar General Corp (a)	126,122	5,189	Other Assets in Excess of Liabilities, Net - 0.09%		$ 510
JC Penney Co Inc	134,715	4,735	TOTAL NET ASSETS - 100.00%		$ 542,481
O'Reilly Automotive Inc (a)	218,464	17,466
TJX Cos Inc	205,898	13,291
Yum! Brands Inc	55,227	3,259	(a) Non-Income Producing Security
		$ 53,618

Savings & Loans - 0.19%
BankUnited Inc	48,109	1,058	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
			cost of investments held as of the period end were as follows:
Semiconductors - 1.48%
Microchip Technology Inc	219,415	8,037	Unrealized Appreciation		$ 99,124
			Unrealized Depreciation		(25,883)
Software - 4.20%			Net Unrealized Appreciation (Depreciation)		$ 73,241
Broadridge Financial Solutions Inc	148,862	3,357	Cost for federal income tax purposes		$ 468,730
Dun & Bradstreet Corp/The	79,997	5,986
Fidelity National Information Services Inc	224,728	5,976	All dollar amounts are shown in thousands (000's)
Intuit Inc	142,140	7,475
		$ 22,794	Portfolio Summary (unaudited)
			Sector		Percent
Telecommunications - 4.24%			Financial		27 .00%
American Tower Corp	93,864	5,633	Consumer, Non-cyclical		18 .24%
Crown Castle International Corp (a)	69,898	3,131	Communications		15 .88%
EchoStar Holding Corp (a)	163,325	3,420	Consumer, Cyclical		12 .35%
Motorola Solutions Inc	145,066	6,715	Energy		9.45%
Telephone & Data Systems Inc - Special	171,847	4,092	Technology		5.68%
Shares			Basic Materials		3.77%
		$ 22,991	Industrial		3.75%
Textiles - 1.27%			Utilities		2.60%
Cintas Corp	104,081	3,623	Diversified		1.19%
Mohawk Industries Inc (a)	54,897	3,286	Other Assets in Excess of Liabilities, Net		0.09%
		$ 6,909	TOTAL NET ASSETS		100.00%

Transportation - 0.32%
Expeditors International of Washington Inc	41,838	1,714

TOTAL COMMON STOCKS		$ 538,249
	Maturity
REPURCHASE AGREEMENTS - 0.69%	Amount (000's)	Value (000's)

Banks - 0.69%
Investment in Joint Trading Account; Credit	$ 2,185	$ 2,185
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $2,228,226; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	728	728
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $742,742;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

See accompanying notes

88

Schedule of Investments Money Market Account December 31, 2011

COMMON STOCKS - 3.01%	Shares Held	Value (000's)		Principal

Publicly Traded Investment Fund - 3.01%			BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds TempFund	4,650,000	$ 4,650	Pharmaceuticals - 0.68%
Portfolio			Sanofi-Aventis SA
STIT - Liquid Assets Portfolio	5,120,000	5,120	0.62%, 03/28/2012(a)	$ 2,200	$ 2,200
		$ 9,770
TOTAL COMMON STOCKS		$ 9,770	TOTAL BONDS		$ 22,264
	Principal			Principal
BONDS - 6.86%	Amount (000's)	Value (000's)	MUNICIPAL BONDS - 9.33%	Amount (000's)	Value (000's)

Automobile Asset Backed Securities - 2.19%			California - 0.44%
Ally Auto Receivables Trust			California Statewide Communities
0.43%, 11/15/2012(a)	$ 919	$ 919	Development Authority FANNIE MAE
AmeriCredit Automobile Receivables Trust			0.23%, 01/09/2012	$ 750	$ 750
0.28%, 07/09/2012	88	88	San Jose Redevelopment Agency JP
BMW Vehicle Owner Trust			MORGAN CHASE & CO
0.31%, 09/25/2012	579	579	0.15%, 01/09/2012	665	665
CarMax Auto Owner Trust					$ 1,415
0.48%, 11/15/2012	888	888
Enterprise Fleet Financing LLC			Colorado - 0.62%
0.59%, 11/20/2012(a),(b)	900	900	City of Colorado Springs CO Utilities System
Ford Credit Auto Lease Trust			Revenue BANK OF AMERICA
0.26%, 07/15/2012	128	128	0.22%, 01/09/2012	2,000	2,000
Huntington Auto Trust
0.36%, 09/17/2012(b)	957	957	Connecticut - 0.58%
Hyundai Auto Lease Securitization Trust			Connecticut Housing Finance
2011-A			Authority FEDERAL HOME LOAN BANK
0.31%, 08/15/2012(b)	710	710	0.14%, 01/09/2012	1,880	1,880
Mercedes-Benz Auto Receivables Trust
0.22%, 07/16/2012	435	435
Nissan Auto Lease Trust			Illinois - 0.18%
0.23%, 07/16/2012	259	259	Memorial Health System/IL JP MORGAN
Santander Drive Auto Receivables Trust			CHASE & CO
0.31%, 05/15/2012	118	118	0.20%, 01/09/2012	600	600
World Omni Auto Receivables Trust
0.41%, 11/15/2012	1,137	1,137	Indiana - 0.12%
		$ 7,118	Ball State University Foundation Inc US
			BANK
Banks - 1.23%			0.18%, 01/03/2012	400	400
JP Morgan Chase Bank NA
0.33%, 01/18/2013(a)	2,000	2,000
0.57%, 01/08/2013(a)	2,000	2,000	Iowa - 0.37%
		$ 4,000	Iowa Finance Authority FHLB 100%,
			FANNIE MAE 78.25% AND GINNE MAE
Diversified Financial Services - 1.08%			21.75%
MetLife			0.16%, 01/09/2012	1,200	1,200
0.66%, 08/16/2012(a),(c)	2,000	2,000
Toyota Motor Credit Corp
0.60%, 10/18/2012(a)	1,500	1,500	Michigan - 0.15%
		$ 3,500	Calvin College JP MORGAN CHASE & CO
			0.22%, 01/09/2012	500	500
Insurance - 0.62%
New York Life Capital Corp
0.43%, 07/27/2012(a),(c)	2,000	2,000	Minnesota - 0.17%
			Minnesota Housing Finance Agency STATE
			STREET BANK & TRUST
Other Asset Backed Securities - 1.06%			0.22%, 01/09/2012	550	550
CNH Equipment Trust
0.38%, 10/12/2012	1,018	1,018
GE Equipment Midticket LLC			New Mexico - 0.56%
0.43%, 10/22/2012	678	678	City of Las Cruces NM WELLS FARGO
GE Equipment Small Ticket LLC			0.22%, 01/09/2012	600	600
0.50%, 11/21/2012(b)	832	832	Village of Los Lunas NM WELLS FARGO
GE Equipment Transportation LLC			0.22%, 01/09/2012	1,200	1,200
0.29%, 07/20/2012	308	308			$ 1,800
John Deere Owner Trust			New York - 3.84%
0.31%, 05/11/2012	180	180	Housing Development Corp/NY FANNIE
Macquarie Equipment Funding Trust			MAE
0.43%, 03/20/2012(a),(b)	103	103
			0.17%, 01/09/2012	2,350	2,350
MMAF Equipment Finance LLC			Housing Development Corp/NY FREDDIE
0.32%, 08/15/2012(b)	327	327
			MAC
		$ 3,446	0.17%, 01/09/2012	1,720	1,720

See accompanying notes

89

Schedule of Investments Money Market Account December 31, 2011

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER - 73.89%	Amount (000's)	Value (000's)

New York (continued)			Automobile Manufacturers - 1.17%
Housing Development Corp/NY HESSEN			BMW US Capital LLC BMW AG
LANDES BANK			0.38%, 01/06/2012(b)	$ 1,500	$ 1,500
0.48%, 01/09/2012	$ 2,100	$ 2,100	Toyota Financial Services de Puerto Rico
Housing Development Corp/NY JP			Inc TOYOTA FINANCIAL SERVICES
MORGAN CHASE & CO			0.14%, 01/09/2012	2,300	2,300
0.15%, 01/09/2012	835	835			$ 3,800
New York State Housing Finance
Agency FANNIE MAE			Banks - 24.86%
0.15%, 01/09/2012	900	900	Australia & New Zealand Banking Group Ltd
			0.36%, 02/29/2012(b),(d)	1,800	1,799
0.20%, 01/09/2012	1,700	1,700
0.24%, 01/09/2012	1,560	1,560	Bank of Nova Scotia/New York
New York State Housing Finance			0.27%, 01/30/2012	2,000	1,999
Agency FREDDIE MAC			0.42%, 06/25/2012	2,200	2,195
0.15%, 01/09/2012	1,300	1,300	Bank of Tokyo-Mitsubishi UFJ Ltd/New York
		$ 12,465	NY
			0.29%, 01/25/2012	2,000	2,000
North Carolina - 0.38%			0.30%, 03/16/2012	2,200	2,199
City of Raleigh NC WACHOVIA BANK NA			0.47%, 03/29/2012	2,000	1,998
0.22%, 01/09/2012	875	875	Commonwealth Bank of Australia
Rowan County Industrial Facilities & Pollution			0.30%, 01/17/2012(b),(d)	2,000	2,000
Control Financing Authority WELLS FARGO			0.38%, 02/23/2012(b),(d)	2,200	2,199
0.27%, 01/09/2012	370	370	0.45%, 04/24/2012(b),(d)	2,000	1,997
		$ 1,245	Credit Suisse/New York NY
			0.20%, 01/06/2012	2,100	2,100
Ohio - 0.31%			0.45%, 02/15/2012	2,200	2,199
Ohio Higher Educational Facility			DNB Bank ASA
Commission US BANK			0.36%, 01/19/2012(b),(d)	4,000	3,999
0.18%, 01/09/2012	1,000	1,000	Goldman Sachs Group Inc/The
			0.35%, 01/03/2012	2,000	2,000
Pennsylvania - 0.73%			0.38%, 01/06/2012	2,000	2,000
City of Reading PA WELLS FARGO			0.55%, 03/01/2012	2,000	1,998
0.22%, 01/09/2012	600	600	HSBC USA Inc
Luzerne County Industrial Development			0.20%, 01/27/2012	2,100	2,100
Authority WELLS FARGO			0.21%, 01/18/2012	1,800	1,800
0.27%, 01/09/2012	1,040	1,040	0.23%, 03/27/2012	1,800	1,799
Montgomery County Industrial Development			Mizuho Funding LLC MIZUHO CORP
Authority/PA JP MORGAN CHASE & CO			BANK
0.37%, 01/09/2012	750	750	0.38%, 01/23/2012(b)	2,100	2,099
		$ 2,390	0.47%, 03/14/2012(b)	2,000	1,998
			National Australia Funding Delaware
Texas - 0.49%			Inc NATIONAL AUSTRALIA BANK
South Central Texas Industrial Development			0.30%, 01/03/2012(b)	2,200	2,200
Corp JP MORGAN CHASE & CO			0.30%, 01/17/2012(b)	2,000	2,000
0.15%, 01/09/2012	1,600	1,600	0.42%, 05/01/2012(b)	2,000	1,997
			Oversea-Chinese Banking Corp Ltd
Washington - 0.39%			0.39%, 02/09/2012(d)	2,000	1,999
Washington State Housing Finance			0.41%, 02/22/2012(d)	2,100	2,099
Commission BANK OF AMERICA			0.52%, 02/28/2012(d)	1,500	1,499
0.50%, 01/09/2012	460	460	0.53%, 03/08/2012(d)	2,250	2,248
Washington State Housing Finance			Skandinaviska Enskilda Banken AB
Commission WELLS FARGO			0.27%, 01/11/2012(b),(d)	1,800	1,800
0.26%, 01/09/2012	800	800	Standard Chartered Bank/New York
		$ 1,260	0.36%, 02/22/2012(b)	1,600	1,599
			0.36%, 02/27/2012(b)	1,800	1,799
TOTAL MUNICIPAL BONDS		$ 30,305	0.50%, 03/12/2012(b)	1,700	1,698
	Maturity
REPURCHASE AGREEMENTS - 5.86%	Amount (000's)	Value (000's)	Sumitomo Mitsui Banking Corp
			0.31%, 02/03/2012(b),(d)	2,000	1,999
Banks - 5.86%			0.39%, 02/09/2012(b),(d)	1,800	1,799
Credit Suisse Repurchase Agreement; 0.02%	$ 15,000	$ 15,000	0.46%, 03/23/2012(b),(d)	2,000	1,998
dated 12/30/11 maturing 01/03/12			Toronto-Dominion Holdings USA
(collateralized by US Government Security;			Inc TORONTO DOMINION BANK
$15,300,000; 4.50%; dated 02/15/36)			0.32%, 02/15/2012(b)	1,000	1,000
Deutsche Bank Repurchase Agreement; 0.05%	4,030	4,030	UBS Finance Delaware LLC UBS AG
dated 12/30/11 maturing 01/03/12			0.37%, 02/27/2012	1,500	1,499
(collateralized by US Government Security;			Union Bank NA
$4,110,600; 3.15%; dated 10/28/20)			0.26%, 02/08/2012	2,000	1,999
		$ 19,030	0.31%, 02/14/2012	2,500	2,499
TOTAL REPURCHASE AGREEMENTS		$ 19,030	0.32%, 01/20/2012	2,200	2,200

See accompanying notes

90

Schedule of Investments
Money Market Account
December 31, 2011

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

Banks (continued)			Diversified Financial Services (continued)
Westpac Banking Corp			River Fuel Trust No 1 BANK OF NOVA
0.25%, 03/09/2012(b),(d)	$ 2,300	$ 2,299	SCOTIA
		$ 80,708	0.35%, 01/13/2012	$ 900	$ 900
			Sheffield Receivables Corp
Consumer Products - 2.34%			0.25%, 02/10/2012(b)	2,000	1,999
Reckitt Benckiser Treasury Services			Straight-A Funding LLC
PLC RECKITT BENCKISER GROUP			0.13%, 02/17/2012(b)	2,000	2,000
0.32%, 03/07/2012(b)	1,800	1,799
0.46%, 04/04/2012(b)	2,000	1,997	Thunder Bay Funding LLC
			0.21%, 01/11/2012(b)	2,100	2,100
0.55%, 06/01/2012(b)	1,800	1,796
			0.23%, 02/01/2012(b)	2,000	2,000
0.55%, 06/08/2012(b)	2,000	1,995
			Toyota Credit Canada Inc TOYOTA
		$ 7,587	FINANCIAL SERVICES
Diversified Financial Services - 28.43%			0.22%, 03/21/2012	1,900	1,899
Alpine Securitization Corp			Toyota Motor Credit Corp
0.22%, 01/13/2012(b)	2,400	2,400	0.36%, 02/07/2012	1,000	1,000
0.23%, 01/20/2012(b)	2,000	2,000	UOB Funding LLC UNITED OVERSEAS
0.24%, 02/06/2012(b)	2,300	2,299	BANK LTD
American Honda Finance Corp AMERICAN			0.32%, 01/09/2012	2,000	2,000
HONDA MOTOR CORP			0.32%, 01/10/2012	1,200	1,200
0.23%, 02/03/2012	1,800	1,800	0.35%, 01/04/2012	2,200	2,200
0.24%, 02/02/2012	2,200	2,199	0.40%, 02/15/2012	2,000	1,999
0.27%, 02/10/2012	2,000	1,999	Variable Funding Capital Corp LLC
Bryant Park Funding LLC			0.25%, 01/17/2012(b)	2,000	2,000
0.17%, 01/04/2012(b)	1,800	1,800			$ 92,282
0.17%, 01/10/2012(b)	1,800	1,800
0.17%, 01/24/2012(b)	2,000	2,000	Electric - 5.57%
0.17%, 01/25/2012(b)	2,000	2,000	GDF Suez
			0.13%, 01/03/2012(b)	2,000	2,000
CAFCO LLC			0.19%, 02/01/2012(b)	2,000	2,000
0.29%, 01/27/2012(b)	2,200	2,199
			0.22%, 01/30/2012(b)	1,900	1,899
0.31%, 01/09/2012(b)	1,800	1,800
0.31%, 01/10/2012(b)	1,700	1,700	Oglethorpe Power Corp
			0.14%, 01/03/2012(b)	2,000	2,000
0.32%, 01/05/2012(b)	2,100	2,100
			0.15%, 01/05/2012(b)	2,000	2,000
Caterpillar Financial Services			0.15%, 01/11/2012(b)	2,200	2,200
Corp CATERPILLAR INC			Southern Co Funding Corp
0.08%, 02/27/2012	2,100	2,100	0.13%, 01/18/2012(b)	2,000	2,000
Charta Corp			0.15%, 01/04/2012(b)	2,000	2,000
0.23%, 02/22/2012(b)	2,000	1,999
			0.16%, 01/26/2012(b)	2,000	2,000
0.36%, 02/16/2012(b)	2,100	2,099
0.37%, 02/13/2012(b)	2,000	1,999			$ 18,099
0.40%, 03/05/2012(b)	700	699	Healthcare - Products - 1.76%
CRC Funding LLC			Covidien International Finance SA
0.10%, 01/23/2012(b)	2,000	2,000	0.28%, 01/31/2012(b)	2,000	1,999
0.25%, 02/08/2012(b)	2,300	2,299	0.28%, 02/02/2012(b)	1,700	1,700
Gotham Funding Corp			0.32%, 01/24/2012(b)	2,000	2,000
0.18%, 01/27/2012(b)	2,000	2,000			$ 5,699
0.35%, 01/19/2012(b)	2,000	2,000
0.35%, 01/25/2012(b)	2,200	2,199	Healthcare - Services - 0.68%
ING US Funding LLC ING BANK			Catholic Health Initiatives
0.35%, 02/27/2012	2,000	1,999	0.10%, 01/03/2012	2,200	2,200
Jupiter Securitization Co LLC
0.14%, 03/20/2012(b)	2,200	2,199	Insurance - 1.60%
0.20%, 01/05/2012(b)	1,500	1,500	New York Life Capital Corp NEW YORK
Liberty Street Funding LLC			LIFE INSURANCE CO
0.16%, 01/12/2012(b)	2,300	2,300	0.12%, 03/02/2012(b)	2,000	1,999
0.20%, 02/07/2012(b)	2,100	2,099	Prudential Funding LLC PRUDENTIAL
0.23%, 01/18/2012(b)	2,000	2,000	FINANCIAL INC
0.24%, 03/15/2012(b)	1,300	1,299	0.16%, 01/30/2012	1,700	1,700
Nieuw Amsterdam Receivables Corp			Prudential PLC
0.30%, 01/03/2012(b)	2,200	2,200	0.52%, 01/03/2012(b)	1,500	1,500
0.32%, 01/04/2012(b)	2,000	2,000			$ 5,199
0.32%, 01/13/2012(b)	2,000	2,000
Private Export Funding Corp			Mining - 0.58%
0.16%, 04/26/2012(b)	2,100	2,099	BHP Billiton Finance USA Ltd BHP
River Fuel Co NO.2 Inc BANK OF NOVA			BILLITON LTD
SCOTIA			0.16%, 01/26/2012	1,900	1,900
0.28%, 01/13/2012	300	300
0.33%, 01/31/2012	1,500	1,500	Oil & Gas - 3.94%
			BP Capital Markets PLC BP PLC
			0.28%, 01/17/2012(b)	2,400	2,400

See accompanying notes

91

Schedule of Investments Money Market Account December 31, 2011

			Portfolio Summary (unaudited)

	Principal		Sector	Percent
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	Financial	64 .73%
			Insured	9.33%
Oil & Gas (continued)			Utilities	5.57%
BP Capital Markets PLC BP PLC (continued)			Consumer, Non-cyclical	5.46%
0.29%, 02/24/2012(b)	$ 2,000	$ 1,999	Energy	3.94%
0.29%, 03/09/2012(b)	2,400	2,398	Asset Backed Securities	3.25%
Motiva Enterprises LLC			Exchange Traded Funds	3.01%
0.04%, 01/03/2012	4,000	4,000	Government	2.34%
0.10%, 01/05/2012	2,000	2,000	Consumer, Cyclical	1.17%
		$ 12,797	Communications	0.62%
			Basic Materials	0.58%
Supranational Bank - 2.34%			Liabilities in Excess of Other Assets, Net	0.00%
Corp Andina de Fomento			TOTAL NET ASSETS	100.00%
0.27%, 01/12/2012(b)	1,800	1,800
0.28%, 01/11/2012(b)	1,800	1,800
0.48%, 03/13/2012(b)	2,000	1,998
0.54%, 04/09/2012(b)	2,000	1,997
		$ 7,595

Telecommunications - 0.62%
Telstra Corp Ltd
0.23%, 02/16/2012(b)	2,000	1,999

TOTAL COMMERCIAL PAPER		$ 239,865
	Principal
CERTIFICATE OF DEPOSIT - 1.05%	Amount (000's)	Value (000's)

Banks - 1.05%
Bank of Nova Scotia/Houston
0.49%, 01/10/2013(a),(d)	1,400	1,400
Mizuho Corporate Bank Ltd
0.43%, 02/06/2012	2,000	2,000
		$ 3,400
TOTAL CERTIFICATE OF DEPOSIT		$ 3,400
Total Investments		$ 324,634
Liabilities in Excess of Other Assets, Net - 0.00%		$ (13)
TOTAL NET ASSETS - 100.00%		$ 324,621

(a)	Variable Rate. Rate shown is in effect at December 31, 2011.
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $164,070 or 50.54% of net assets.
(c) Security is Illiquid
(d)	Security issued by foreign bank and denominated in USD.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ —
Unrealized Depreciation		—
Net Unrealized Appreciation (Depreciation)	$ —
Cost for federal income tax purposes	$ 324,634

All dollar amounts are shown in thousands (000's)

See accompanying notes

92

Schedule of Investments Principal Capital Appreciation Account December 31, 2011

COMMON STOCKS - 97.16%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Aerospace & Defense - 2.30%			Computers (continued)
Boeing Co/The	29,786	$ 2,185	Mentor Graphics Corp (a)	13,116	$ 178
Northrop Grumman Corp	10,869	636			$ 5,231
Teledyne Technologies Inc (a)	10,850	595
		$ 3,416	Consumer Products - 1.47%
			Clorox Co/The	8,680	578
Agriculture - 0.46%			Kimberly-Clark Corp	8,060	593
Archer-Daniels-Midland Co	23,850	682	Tupperware Brands Corp	8,827	494
			WD-40 Co	12,645	511

Airlines - 0.67%					$ 2,176
Alaska Air Group Inc (a)	9,356	703	Cosmetics & Personal Care - 0.74%
Cathay Pacific Airways Ltd ADR	34,649	296	Procter & Gamble Co	16,375	1,092
		$ 999

Apparel - 1.41%			Distribution & Wholesale - 0.43%
Nike Inc	21,663	2,088	Pool Corp	21,374	643

Automobile Manufacturers - 0.91%			Diversified Financial Services - 2.55%
Nissan Motor Co Ltd ADR	14,668	261	Ameriprise Financial Inc	7,669	381
PACCAR Inc	29,208	1,094	Charles Schwab Corp/The	103,900	1,170
		$ 1,355	Franklin Resources Inc	16,840	1,618
			T Rowe Price Group Inc	10,875	619
Automobile Parts & Equipment - 0.79%					$ 3,788
Autoliv Inc	5,115	274
Johnson Controls Inc	28,640	895	Electric - 0.95%
		$ 1,169	Duke Energy Corp	27,702	609
			Edison International	17,650	731
Banks - 4.72%			PG&E Corp	1,319	54
City National Corp/CA	9,581	423	Xcel Energy Inc	600	17
East West Bancorp Inc	20,793	411			$ 1,411
JP Morgan Chase & Co	43,429	1,444
PNC Financial Services Group Inc	3,825	221	Electronics - 1.69%
State Street Corp	20,200	814	Electro Scientific Industries Inc	5,599	81
US Bancorp	38,175	1,033	FEI Co (a)	17,560	716
Wells Fargo & Co	85,210	2,348	FLIR Systems Inc	7,800	196
Westamerica Bancorporation	6,825	300	Thermo Fisher Scientific Inc (a)	9,975	449
		$ 6,994	Trimble Navigation Ltd (a)	12,660	549
			Waters Corp (a)	6,875	509
Beverages - 1.98%					$ 2,500
Brown-Forman Corp	7,803	628
Coca Cola Hellenic Bottling Co SA ADR(a)	4,018	67	Engineering & Construction - 0.74%
Coca-Cola Co/The	8,925	625	Granite Construction Inc	13,225	314
PepsiCo Inc	24,407	1,619	Jacobs Engineering Group Inc (a)	19,346	785
		$ 2,939			$ 1,099

Biotechnology - 1.12%			Environmental Control - 0.48%
Gilead Sciences Inc (a)	25,199	1,032	Energy Recovery Inc (a)	11,596	30
Life Technologies Corp (a)	16,303	634	Waste Connections Inc	20,712	686
		$ 1,666			$ 716

Building Materials - 0.66%			Food - 2.13%
Apogee Enterprises Inc	21,043	258	Campbell Soup Co	5,525	184
Simpson Manufacturing Co Inc	21,548	725	Dairy Farm International Holdings Ltd ADR	19,013	878
		$ 983	Dean Foods Co (a)	5,651	63
			General Mills Inc	32,570	1,316
Chemicals - 1.26%			Kroger Co/The	19,525	473
CF Industries Holdings Inc	3,760	545	Ralcorp Holdings Inc (a)	2,827	242
FMC Corp	8,175	703			$ 3,156
PPG Industries Inc	2,505	209
Sigma-Aldrich Corp	6,640	415	Gas - 1.74%
		$ 1,872	Northwest Natural Gas Co	1,500	72
			Sempra Energy	45,660	2,511
Commercial Services - 0.96%					$ 2,583
Hertz Global Holdings Inc (a)	53,550	628
Resources Connection Inc	6,462	68	Healthcare - Products - 1.61%
Robert Half International Inc	15,325	436	Becton Dickinson and Co	7,647	571
TrueBlue Inc (a)	21,125	293	Medtronic Inc	14,220	544
		$ 1,425	ResMed Inc (a)	8,110	206
			Techne Corp	5,575	381
Computers - 3.53%			Varian Medical Systems Inc (a)	10,227	686
Apple Inc (a)	4,555	1,845
EMC Corp/Massachusetts (a)	26,425	569			$ 2,388
Hewlett-Packard Co	19,558	504	Healthcare - Services - 0.66%
IBM Corp	11,615	2,135	DaVita Inc (a)	10,475	794

See accompanying notes

93

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Services (continued)			Oil & Gas Services - 0.50%
Health Net Inc (a)	6,130	$ 187	Natural Gas Services Group Inc (a)	18,485	$ 268
		$ 981	Schlumberger Ltd	7,030	480

Insurance - 1.87%					$ 748
ACE Ltd	3,647	256	Pharmaceuticals - 7.30%
Fidelity National Financial Inc	17,925	286	Abbott Laboratories	31,285	1,759
HCC Insurance Holdings Inc	28,224	776	Allergan Inc/United States	24,763	2,173
MetLife Inc	14,050	438	Bristol-Myers Squibb Co	48,302	1,702
StanCorp Financial Group Inc	16,739	615	Forest Laboratories Inc (a)	11,042	334
XL Group PLC	20,050	396	Johnson & Johnson	25,386	1,665
		$ 2,767	McKesson Corp	19,949	1,554
			Medicis Pharmaceutical Corp	12,100	402
Internet - 2.75%			Obagi Medical Products Inc (a)	5,375	55
Amazon.com Inc (a)	5,455	944
eBay Inc (a)	28,775	873	Teva Pharmaceutical Industries Ltd ADR	9,135	369
			VCA Antech Inc (a)	23,756	469
Google Inc (a)	3,493	2,256
			Watson Pharmaceuticals Inc (a)	5,730	346
		$ 4,073			$ 10,828

Iron & Steel - 1.28%			Publicly Traded Investment Fund - 1.20%
Reliance Steel & Aluminum Co	16,085	783	iShares Russell 3000 Index Fund	24,000	1,780
Schnitzer Steel Industries Inc	26,285	1,112
		$ 1,895
			REITS - 3.49%
Leisure Products & Services - 0.64%			Alexandria Real Estate Equities Inc	14,798	1,021
Ambassadors Group Inc	17,880	81	Annaly Capital Management Inc	6,950	111
Carnival Corp	16,475	538	Essex Property Trust Inc	4,933	693
Harley-Davidson Inc	8,499	330	HCP Inc	29,900	1,239
		$ 949	Plum Creek Timber Co Inc	9,550	349
Lodging - 0.29%			Sabra Health Care REIT Inc	5,839	70
Red Lion Hotels Corp (a)	61,687	428	Ventas Inc	6,083	335
			Weyerhaeuser Co	72,989	1,363
					$ 5,181
Machinery - Construction & Mining - 0.13%
Caterpillar Inc	2,105	191	Retail - 7.90%
			Best Buy Co Inc	11,825	276
			Copart Inc (a)	19,423	930
Machinery - Diversified - 1.42%			Costco Wholesale Corp	32,398	2,699
AGCO Corp (a)	3,150	135
			CVS Caremark Corp	8,023	327
Cascade Corp	10,992	518	Home Depot Inc/The	16,388	689
Deere & Co	18,675	1,445	Jack in the Box Inc (a)	13,962	292
		$ 2,098	McDonald's Corp	13,525	1,357
Media - 1.51%			Nordstrom Inc	27,375	1,361
Walt Disney Co/The	59,498	2,231	Starbucks Corp	47,963	2,207
			Wal-Mart Stores Inc	20,850	1,246
			Yum! Brands Inc	5,625	332
Metal Fabrication & Hardware - 0.64%					$ 11,716
Precision Castparts Corp	5,793	955
			Savings & Loans - 0.72%
			Washington Federal Inc	76,026	1,064
Mining - 0.64%
Freeport-McMoRan Copper & Gold Inc	25,935	954
			Semiconductors - 4.16%
			Applied Materials Inc	55,487	594
Miscellaneous Manufacturing - 1.78%			Avago Technologies Ltd	12,625	364
Aptargroup Inc	6,570	343	Intel Corp	73,880	1,792
Crane Co	12,250	572	LSI Corp (a)	40,555	241
General Electric Co	96,496	1,728	Microchip Technology Inc	29,884	1,095
		$ 2,643	Novellus Systems Inc (a)	19,175	792
			QLogic Corp (a)	20,900	313
Oil & Gas - 10.66%
Apache Corp	24,885	2,254	Qualcomm Inc	12,775	699
			Supertex Inc (a)	14,778	279
Berry Petroleum Co	5,964	251
Chevron Corp	41,733	4,440			$ 6,169
CNOOC Ltd ADR	2,440	426	Shipbuilding - 0.05%
Devon Energy Corp	21,285	1,320	Huntington Ingalls Industries Inc (a)	2,410	75
Energen Corp	12,175	609
Exxon Mobil Corp	27,151	2,301
HollyFrontier Corp	9,000	211	Software - 5.16%
Nabors Industries Ltd (a)	17,884	310	Actuate Corp (a)	37,456	219
Occidental Petroleum Corp	28,736	2,693	Adobe Systems Inc (a)	42,940	1,214
Total SA ADR	19,300	986	Autodesk Inc (a)	15,475	469
			BMC Software Inc (a)	5,725	188
		$ 15,801	Informatica Corp (a)	9,900	366
			Microsoft Corp	116,136	3,015

See accompanying notes

94

     Schedule of Investments Principal Capital Appreciation Account December 31, 2011

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax
COMMON STOCKS (continued)	Shares Held	Value (000's)	cost of investments held as of the period end were as follows:
Software (continued)
Omnicell Inc (a)	16,541	$ 273	Unrealized Appreciation	$ 42,334
Oracle Corp	57,234	1,468	Unrealized Depreciation	(4,303)
Quest Software Inc (a)	14,975	279	Net Unrealized Appreciation (Depreciation)	$ 38,031
Tyler Technologies Inc (a)	5,339	161	Cost for federal income tax purposes	$ 108,698
		$ 7,652
			All dollar amounts are shown in thousands (000's)
Telecommunications - 3.97%
AT&T Inc	58,900	1,781	Portfolio Summary (unaudited)
China Mobile Ltd ADR	18,915	917	Sector	Percent
Cisco Systems Inc	44,800	810	Consumer, Non-cyclical	18 .43%
Corning Inc	44,100	573	Financial	15 .13%
Polycom Inc (a)	21,175	345
			Consumer, Cyclical	13 .57%
Verizon Communications Inc	36,250	1,454	Technology	12 .85%
		$ 5,880	Industrial	12 .28%
Toys, Games & Hobbies - 0.53%			Energy	11 .16%
Mattel Inc	28,545	792	Communications	8.23%
			Basic Materials	3.18%
			Utilities	2.91%
Transportation - 2.01%			Exchange Traded Funds	1.20%
Con-way Inc	8,896	259	Other Assets in Excess of Liabilities, Net	1.06%
Expeditors International of Washington Inc	42,803	1,753	TOTAL NET ASSETS	100.00%
Union Pacific Corp	9,160	971
		$ 2,983

Trucking & Leasing - 0.38%
Greenbrier Cos Inc (a)	22,990	558

Water - 0.22%
California Water Service Group	17,800	325

TOTAL COMMON STOCKS		$ 144,088
	Maturity
REPURCHASE AGREEMENTS - 1.78%	Amount (000's)	Value (000's)

Banks - 1.78%
Investment in Joint Trading Account; Credit	$ 1,550	$ 1,550
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,581,231; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	517	517
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $527,077;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	574	574
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $585,641; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 2,641
TOTAL REPURCHASE AGREEMENTS		$ 2,641
Total Investments		$ 146,729
Other Assets in Excess of Liabilities, Net - 1.06%		$ 1,571
TOTAL NET ASSETS - 100.00%		$ 148,300

(a) Non-Income Producing Security

See accompanying notes

95

Schedule of Investments
Real Estate Securities Account
December 31, 2011

COMMON STOCKS - 98.19%	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Commercial Services - 0.54%			(continued)	Amount (000's)	Value (000's)
Corrections Corp of America (a)	37,700	$ 768	Banks (continued)
			Investment in Joint Trading Account; Deutsche $	49	$ 49
			Bank Repurchase Agreement; 0.05% dated
Lodging - 1.80%			12/30/11 maturing 01/03/12 (collateralized
Starwood Hotels & Resorts Worldwide Inc	52,700	2,528	by US Government Securities; $50,064;
			0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Real Estate - 0.93%			Investment in Joint Trading Account; Merrill	55	55
CBRE Group Inc (a)	34,900	531	Lynch Repurchase Agreement; 0.01%
Jones Lang LaSalle Inc	12,600	772	dated 12/30/11 maturing 01/03/12
		$ 1,303	(collateralized by US Government
			Securities; $55,627; 0.00% - 5.38%; dated
REITS - 94.92%			08/01/12 - 01/15/27)
American Assets Trust Inc	47,005	964			$ 251
Annaly Capital Management Inc	124,200	1,982	TOTAL REPURCHASE AGREEMENTS		$ 251
Apartment Investment & Management Co	145,300	3,329
Ashford Hospitality Trust Inc	18,100	145	Total Investments		$ 140,099
AvalonBay Communities Inc	49,266	6,434	Other Assets in Excess of Liabilities, Net - 0.36%		$ 504
Boston Properties Inc	85,015	8,468	TOTAL NET ASSETS - 100.00%		$ 140,603
BRE Properties Inc	42,593	2,150
Camden Property Trust	17,200	1,071	(a) Non-Income Producing Security
Colonial Properties Trust	114,137	2,381
Digital Realty Trust Inc	63,923	4,262
Douglas Emmett Inc	81,089	1,479
DuPont Fabros Technology Inc	82,740	2,004	Unrealized Appreciation (Depreciation)
Education Realty Trust Inc	63,167	646	The net federal income tax unrealized appreciation (depreciation) and federal tax
Entertainment Properties Trust	55,900	2,443	cost of investments held as of the period end were as follows:
Equity Lifestyle Properties Inc	38,042	2,537
Equity One Inc	70,300	1,194	Unrealized Appreciation	$ 30,801
Equity Residential	147,185	8,394	Unrealized Depreciation		(3,119)
Essex Property Trust Inc	18,333	2,576	Net Unrealized Appreciation (Depreciation)	$ 27,682
Extra Space Storage Inc	64,000	1,551	Cost for federal income tax purposes	$ 112,417
Federal Realty Investment Trust	29,138	2,644
General Growth Properties Inc	200,687	3,014	All dollar amounts are shown in thousands (000's)
Glimcher Realty Trust	201,401	1,853
HCP Inc	139,151	5,765	Portfolio Summary (unaudited)
Health Care REIT Inc	48,822	2,662	Sector		Percent
Hersha Hospitality Trust	180,350	880	Financial		97 .29%
Highwoods Properties Inc	21,800	647	Consumer, Cyclical		1.80%
Host Hotels & Resorts Inc	401,127	5,925	Consumer, Non-cyclical		0.55%
Kimco Realty Corp	67,759	1,100	Other Assets in Excess of Liabilities, Net		0.36%
LaSalle Hotel Properties	91,671	2,219	TOTAL NET ASSETS		100.00%
Macerich Co/The	17,251	873
ProLogis Inc	131,693	3,765
PS Business Parks Inc	17,417	965
Public Storage Inc	72,230	9,712
Ramco-Gershenson Properties Trust	101,981	1,002
Simon Property Group Inc	142,717	18,402
SL Green Realty Corp	63,750	4,248
Taubman Centers Inc	33,220	2,063
Ventas Inc	94,789	5,226
Vornado Realty Trust	84,472	6,493
		$ 133,468
TOTAL COMMON STOCKS		$ 138,067
CONVERTIBLE PREFERRED STOCKS -
1.27%	Shares Held	Value (000's)

REITS - 1.27%
Digital Realty Trust Inc	44,100	1,781

TOTAL CONVERTIBLE PREFERRED STOCKS		$ 1,781
	Maturity
REPURCHASE AGREEMENTS - 0.18%	Amount (000's)	Value (000's)

Banks - 0.18%
Investment in Joint Trading Account; Credit	$ 147	$ 147
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $150,192; 0.00%; dated
05/15/12 - 08/15/41)

See accompanying notes

96

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 24.61%
Global Diversified Income Fund (a)	1,314,653	$ 16,854
Global Multi-Strategy Fund (a)	1,225,319	12,192
Global Real Estate Securities Fund (a)	775,693	5,228
High Yield Fund (a)	3,467,376	25,485
Inflation Protection Fund (a)	352,351	3,062
LargeCap Blend Fund II (a)	2,547,044	23,942
LargeCap Growth Fund II (a)	3,423,446	26,018
LargeCap Value Fund III (a)	3,232,765	31,422
MidCap Growth Fund III (a),(b)	313,284	3,183
Preferred Securities Fund (a)	2,047,107	19,181
SmallCap Growth Fund I (a),(b)	2,376,243	24,357
SmallCap Value Fund II (a)	1,053,640	9,546
Small-MidCap Dividend Income Fund (a)	1,569,456	15,177
		$ 215,647

Principal Variable Contracts Funds, Inc. Class 1 - 75.40%
Diversified International Account (a)	6,439,084	71,603
Equity Income Account (a)	10,271,484	159,516
Government & High Quality Bond Account (a)	10,144,265	110,573
Income Account (a)	11,008,470	117,901
International Emerging Markets Account (a)	1,245,489	17,910
LargeCap Growth Account (a)	3,350,988	48,522
LargeCap Value Account (a)	967,815	23,421
MidCap Blend Account (a)	633,263	25,654
Principal Capital Appreciation Account (a)	3,041,156	64,959
Real Estate Securities Account (a)	292,999	4,216
Short-Term Income Account (a)	6,518,160	16,556
		$ 660,831
TOTAL INVESTMENT COMPANIES		$ 876,478
Total Investments		$ 876,478
Liabilities in Excess of Other Assets, Net - (0.01)%		$ (118)
TOTAL NET ASSETS - 100.00%		$ 876,360

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 94,198
Unrealized Depreciation	(16,883)
Net Unrealized Appreciation (Depreciation)	$ 77,315
Cost for federal income tax purposes	$ 799,163

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52 .48%
Fixed Income Funds	33 .41%
International Equity Funds	10 .81%
Specialty Funds	3.31%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes

97

Schedule of Investments
SAM Balanced Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	6,949,596	$ 83,081	60,550	$ 785	571,062	$ 7,023	6,439,084	$ 74,392
Equity Income Account	12,723,542	163,267	56,144	872	2,508,202	38,148	10,271,484	127,228
Global Diversified Income Fund	1,385,181	18,472	100,375	1,327	170,903	2,243	1,314,653	17,486
Global Multi-Strategy Fund	—	—	1,225,319	12,272	—	—	1,225,319	12,272
Global Real Estate Securities Fund	629,486	4,614	146,207	1,082	—	—	775,693	5,696
Government & High Quality Bond	11,735,829	116,974	137,757	1,439	1,729,321	18,496	10,144,265	100,552
Account
High Yield Fund	3,903,995	27,656	450,793	3,493	887,412	6,977	3,467,376	24,233
Income Account	11,072,001	107,296	300,596	3,139	364,127	3,804	11,008,470	106,498
Inflation Protection Fund	900,709	7,316	82,119	668	630,477	5,447	352,351	2,838
International Emerging Markets	1,525,182	21,579	9,888	168	289,581	5,098	1,245,489	15,719
Account
LargeCap Blend Fund II	2,397,630	22,477	207,721	2,027	58,307	577	2,547,044	23,947
LargeCap Growth Account	3,596,904	35,152	32,884	512	278,800	4,210	3,350,988	32,441
LargeCap Growth Fund II	2,927,469	16,403	558,001	4,329	62,024	533	3,423,446	20,226
LargeCap Value Account	—	—	967,815	25,006	—	—	967,815	25,006
LargeCap Value Account III	5,683,757	47,199	31,275	311	5,715,032	58,615	—	—
LargeCap Value Fund III	—	—	3,262,380	35,576	29,615	272	3,232,765	35,252
MidCap Blend Account	649,867	19,214	28,950	1,162	45,554	1,836	633,263	18,697
MidCap Growth Fund III	861,087	8,871	45,636	528	593,439	6,221	313,284	3,137
Money Market Account	184,103	184	—	—	184,103	184	—	—
Preferred Securities Fund	2,387,538	18,066	169,953	1,671	510,384	5,130	2,047,107	14,968
Principal Capital Appreciation	3,173,634	54,774	52,336	1,167	184,814	3,976	3,041,156	51,963
Account
Real Estate Securities Account	284,572	2,287	8,427	116	—	—	292,999	2,403
Short-Term Income Account	5,216,193	12,725	1,425,837	3,627	123,870	315	6,518,160	16,036
SmallCap Growth Fund I	2,241,570	22,905	195,833	2,022	61,160	636	2,376,243	24,227
SmallCap Value Fund	1,108,052	16,230	13,976	221	1,122,028	17,214	—	—
SmallCap Value Fund II	—	—	1,189,782	11,864	136,142	1,174	1,053,640	10,461
Small-MidCap Dividend Income Fund	—	—	1,569,456	15,487	—	—	1,569,456	15,487

		$ 826,742		$ 130,871		$ 188,129		$ 781,165

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 153		$ (2,451)			$ —
Equity Income Account		872			1,237			—
Global Diversified Income Fund		1,014			(70)			54
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		144			—			—
Government & High Quality Bond Account		217			635			126
High Yield Fund		2,433			61			744
Income Account		457			(133)			—
Inflation Protection Fund		217			301			—
International Emerging Markets Account		12			(930)			—
LargeCap Blend Fund II		304			20			—
LargeCap Growth Account		—			987			—
LargeCap Growth Fund II		148			27			2,152
LargeCap Value Account		—			—			—
LargeCap Value Account III		—			11,105			—
LargeCap Value Fund III		571			(52)			—
MidCap Blend Account		—			157			302
MidCap Growth Fund III		—			(41)			—
Money Market Account		—			—			—
Preferred Securities Fund		1,352			361			68
Principal Capital Appreciation Account		55			(2)			392
Real Estate Securities Account		—			—			—
Short-Term Income Account		22			(1)			2
SmallCap Growth Fund I		—			(64)			1,307
SmallCap Value Fund		—			763			—
SmallCap Value Fund II		45			(229)			—
Small-MidCap Dividend Income Fund		354			—			—
	$ 8,370		$ 11,681			$ 5,147
All dollar amounts are shown in thousands (000's)

See accompanying notes

98

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 99.99%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 23.61%
Global Diversified Income Fund (a)	421,273	$ 5,401
Global Multi-Strategy Fund (a)	212,055	2,110
Global Real Estate Securities Fund (a)	144,621	975
High Yield Fund (a)	929,668	6,833
Inflation Protection Fund (a)	263,998	2,294
LargeCap Blend Fund II (a)	553,218	5,200
LargeCap Growth Fund II (a)	665,055	5,054
LargeCap Value Fund III (a)	499,675	4,857
MidCap Growth Fund III (a),(b)	40,622	413
Preferred Securities Fund (a)	685,602	6,424
SmallCap Growth Fund I (a),(b)	236,191	2,421
SmallCap Value Fund II (a)	123,986	1,123
Small-MidCap Dividend Income Fund (a)	253,545	2,452
		$ 45,557

Principal Variable Contracts Funds, Inc. Class 1 - 76.38%
Diversified International Account (a)	901,534	10,025
Equity Income Account (a)	1,232,048	19,134
Government & High Quality Bond Account (a)	3,401,430	37,076
Income Account (a)	3,997,197	42,810
International Emerging Markets Account (a)	151,587	2,180
LargeCap Growth Account (a)	476,752	6,903
LargeCap Value Account (a)	227,550	5,507
MidCap Blend Account (a)	90,923	3,683
Principal Capital Appreciation Account (a)	500,643	10,694
Real Estate Securities Account (a)	40,326	580
Short-Term Income Account (a)	3,453,668	8,772
		$ 147,364
TOTAL INVESTMENT COMPANIES		$ 192,921
Total Investments		$ 192,921
Other Assets in Excess of Liabilities, Net - 0.01%		$ 20
TOTAL NET ASSETS - 100.00%		$ 192,941

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 14,865
Unrealized Depreciation	(2,087)
Net Unrealized Appreciation (Depreciation)	$ 12,778
Cost for federal income tax purposes	$ 180,143

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	54 .02%
Domestic Equity Funds	35 .25%
International Equity Funds	6.83%
Specialty Funds	3.89%
Other Assets in Excess of Liabilities, Net	0.01%
TOTAL NET ASSETS	100.00%

See accompanying notes

99

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	1,008,371	$ 11,287	13,401	$ 174	120,238	$ 1,472	901,534	$ 9,605
Equity Income Account	1,546,409	19,766	43,999	641	358,360	5,440	1,232,048	15,136
Global Diversified Income Fund	453,712	6,059	36,623	486	69,062	910	421,273	5,610
Global Multi-Strategy Fund	—	—	212,055	2,124	—	—	212,055	2,124
Global Real Estate Securities Fund	105,085	770	39,536	270	—	—	144,621	1,040
Government & High Quality Bond	3,702,994	37,640	275,091	2,866	576,655	6,144	3,401,430	34,470
Account
High Yield Fund	1,053,175	7,199	207,952	1,624	331,459	2,605	929,668	6,226
Income Account	3,546,053	34,946	645,665	6,756	194,521	2,038	3,997,197	39,613
Inflation Protection Fund	235,336	1,912	116,613	947	87,951	752	263,998	2,133
International Emerging Markets	207,256	2,249	8,516	147	64,185	1,137	151,587	1,387
Account
LargeCap Blend Fund II	494,555	4,596	107,949	1,068	49,286	467	553,218	5,176
LargeCap Growth Account	534,159	5,447	9,923	155	67,330	1,002	476,752	4,747
LargeCap Growth Fund II	235,732	1,201	433,324	3,482	4,001	34	665,055	4,649
LargeCap Value Account	—	—	227,870	5,782	320	7	227,550	5,774
LargeCap Value Account III	964,959	8,240	40,832	405	1,005,791	10,310	—	—
LargeCap Value Fund III	—	—	523,132	5,694	23,457	224	499,675	5,437
MidCap Blend Account	84,782	2,254	20,089	772	13,948	555	90,923	2,566
MidCap Growth Fund III	205,537	2,086	18,891	215	183,806	1,928	40,622	399
Preferred Securities Fund	740,045	5,596	125,120	1,221	179,563	1,798	685,602	5,114
Principal Capital Appreciation	578,333	10,349	18,666	414	96,356	2,060	500,643	8,705
Account
Real Estate Securities Account	40,326	289	—	—	—	—	40,326	289
Short-Term Income Account	3,859,570	9,469	524,053	1,328	929,955	2,364	3,453,668	8,451
SmallCap Growth Fund I	186,498	1,869	52,752	573	3,059	34	236,191	2,411
SmallCap Value Fund	179,651	2,598	6,644	104	186,295	2,846	—	—
SmallCap Value Fund II	—	—	123,986	1,239	—	—	123,986	1,239
Small-MidCap Dividend Income Fund	—	—	253,545	2,507	—	—	253,545	2,507

		$ 175,822		$ 40,994		$ 44,127		$ 174,808

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 22		$ (384)			$ —
Equity Income Account		102			169			—
Global Diversified Income Fund		330			(25)			17
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		26			—			—
Government & High Quality Bond Account		71			108			40
High Yield Fund		659			8			199
Income Account		152			(51)			—
Inflation Protection Fund		69			26			—
International Emerging Markets Account		2			128			—
LargeCap Blend Fund II		66			(21)			—
LargeCap Growth Account		—			147			—
LargeCap Growth Fund II		29			—			408
LargeCap Value Account		—			(1)			—
LargeCap Value Account III		—			1,665			—
LargeCap Value Fund III		88			(33)			—
MidCap Blend Account		—			95			39
MidCap Growth Fund III		—			26			—
Preferred Securities Fund		440			95			23
Principal Capital Appreciation Account		10			2			71
Real Estate Securities Account		—			—			—
Short-Term Income Account		16			18			2
SmallCap Growth Fund I		—			3			129
SmallCap Value Fund		—			144			—
SmallCap Value Fund II		5			—			—
Small-MidCap Dividend Income Fund		58			—			—
	$ 2,145		$ 2,119			$ 928
All dollar amounts are shown in thousands (000's)

See accompanying notes

100

		Schedule of Investments
	SAM Conservative Growth Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 100.05%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 29.73%
Diversified Real Asset Fund (a)	353,549	$ 3,981
Global Multi-Strategy Fund (a)	387,163	3,852
Global Real Estate Securities Fund (a)	406,152	2,737
High Yield Fund (a)	527,366	3,876
LargeCap Blend Fund II (a)	832,547	7,826
LargeCap Growth Fund II (a)	1,256,711	9,551
LargeCap Value Fund III (a)	1,225,878	11,916
MidCap Growth Fund III (a),(b)	65,637	667
Preferred Securities Fund (a)	154,554	1,448
SmallCap Growth Fund I (a),(b)	808,892	8,291
SmallCap Value Fund II (a)	342,891	3,107
Small-MidCap Dividend Income Fund (a)	555,724	5,374
		$ 62,626

Principal Variable Contracts Funds, Inc. Class 1 - 70.32%
Diversified International Account (a)	1,965,187	21,853
Equity Income Account (a)	2,950,732	45,825
Government & High Quality Bond Account (a)	970,623	10,580
Income Account (a)	1,096,776	11,746
International Emerging Markets Account (a)	357,774	5,145
LargeCap Growth Account (a)	876,253	12,688
LargeCap Value Account (a)	430,798	10,425
MidCap Blend Account (a)	200,471	8,121
Principal Capital Appreciation Account (a)	938,295	20,042
Real Estate Securities Account (a)	10,674	154
Short-Term Income Account (a)	600,233	1,524
		$ 148,103
TOTAL INVESTMENT COMPANIES		$ 210,729
Total Investments		$ 210,729
Liabilities in Excess of Other Assets, Net - (0.05)%		$ (95)
TOTAL NET ASSETS - 100.00%		$ 210,634

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 19,977
Unrealized Depreciation	(8,356)
Net Unrealized Appreciation (Depreciation)	$ 11,621
Cost for federal income tax purposes	$ 199,108

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	68 .36%
International Equity Funds	14 .12%
Fixed Income Funds	13 .85%
Specialty Funds	3.72%
Liabilities in Excess of Other Assets, Net	(0.05)%
TOTAL NET ASSETS	100.00%

See accompanying notes

101

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	2,163,843	$ 28,888	51,342	$ 661	249,998	$ 3,042	1,965,187	$ 25,421
Diversified Real Asset Fund	406,308	4,539	22,940	263	75,699	884	353,549	3,935
Equity Income Account	3,504,103	42,685	26,239	404	579,610	8,839	2,950,732	34,661
Global Multi-Strategy Fund	—	—	387,163	3,877	—	—	387,163	3,877
Global Real Estate Securities Fund	301,086	2,207	105,066	783	—	—	406,152	2,990
Government & High Quality Bond	1,208,819	11,781	45,663	478	283,859	3,033	970,623	9,361
Account
High Yield Fund	625,819	4,422	89,385	697	187,838	1,458	527,366	3,673
Income Account	1,124,514	10,687	57,124	600	84,862	883	1,096,776	10,382
Inflation Protection Fund	—	—	33,970	278	33,970	295	—	—
International Emerging Markets	416,885	7,233	14,547	235	73,658	1,290	357,774	5,936
Account
LargeCap Blend Fund II	695,930	6,497	160,845	1,555	24,228	241	832,547	7,820
LargeCap Growth Account	904,053	9,092	58,921	906	86,721	1,302	876,253	8,797
LargeCap Growth Fund II	918,214	5,523	350,845	2,770	12,348	106	1,256,711	8,189
LargeCap Value Account	—	—	430,798	11,107	—	—	430,798	11,107
LargeCap Value Account III	2,347,503	20,527	27,461	274	2,374,964	24,352	—	—
LargeCap Value Fund III	—	—	1,350,665	14,679	124,787	1,215	1,225,878	13,314
MidCap Blend Account	253,092	8,087	18,379	722	71,000	2,875	200,471	6,382
MidCap Growth Fund III	323,195	3,221	22,427	259	279,985	2,935	65,637	644
Money Market Account	37,009	37	—	—	37,009	37	—	—
Preferred Securities Fund	225,924	1,766	23,872	234	95,242	956	154,554	1,115
Principal Capital Appreciation	952,313	14,560	80,174	1,739	94,192	2,025	938,295	14,238
Account
Real Estate Securities Account	73,517	582	10,674	143	73,517	1,062	10,674	143
Short-Term Income Account	520,136	1,292	178,120	452	98,023	249	600,233	1,494
SmallCap Growth Fund	140,489	1,084	—	—	140,489	1,177	—	—
SmallCap Growth Fund I	812,015	8,362	93,977	1,005	97,100	1,044	808,892	8,275
SmallCap Value Fund	319,983	4,714	12,499	196	332,482	5,092	—	—
SmallCap Value Fund II	—	—	430,282	4,258	87,391	765	342,891	3,363
Small-MidCap Dividend Income Fund	—	—	555,724	5,495	—	—	555,724	5,495

		$ 197,786		$ 54,070		$ 65,157		$ 190,612

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 48		$ (1,086)			$ —
Diversified Real Asset Fund		44			17			66
Equity Income Account		244			411			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		74			—			—
Government & High Quality Bond Account		22			135			13
High Yield Fund		395			12			113
Income Account		45			(22)			—
Inflation Protection Fund		3			17			—
International Emerging Markets Account		3			(242)			—
LargeCap Blend Fund II		100			9			—
LargeCap Growth Account		—			101			—
LargeCap Growth Fund II		54			2			789
LargeCap Value Account		—			—			—
LargeCap Value Account III		—			3,551			—
LargeCap Value Fund III		217			(150)			—
MidCap Blend Account		—			448			117
MidCap Growth Fund III		—			99			—
Money Market Account		—			—			—
Preferred Securities Fund		114			71			5
Principal Capital Appreciation Account		17			(36)			122
Real Estate Securities Account		—			480			—
Short-Term Income Account		2			(1)			—
SmallCap Growth Fund		—			93			—
SmallCap Growth Fund I		—			(48)			446
SmallCap Value Fund		—			182			—
SmallCap Value Fund II		15			(130)			—
Small-MidCap Dividend Income Fund		126			—			—
	$ 1,523		$ 3,913			$ 1,671
All dollar amounts are shown in thousands (000's)

See accompanying notes

102

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 100.37%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 25.10%
Global Diversified Income Fund (a)	899,277	$ 11,529
Global Real Estate Securities Fund (a)	382,634	2,579
High Yield Fund (a)	1,031,147	7,579
LargeCap Blend Fund II (a)	434,803	4,087
LargeCap Growth Fund II (a)	510,305	3,878
LargeCap Value Fund III (a)	355,718	3,457
Preferred Securities Fund (a)	1,193,783	11,186
SmallCap Growth Fund I (a),(b)	160,986	1,650
Small-MidCap Dividend Income Fund (a)	592,134	5,726
		$ 51,671

Principal Variable Contracts Funds, Inc. Class 1 - 75.27%
Diversified International Account (a)	468,045	5,205
Equity Income Account (a)	990,013	15,375
Government & High Quality Bond Account (a)	4,267,190	46,512
Income Account (a)	5,040,501	53,984
International Emerging Markets Account (a)	115,722	1,664
LargeCap Growth Account (a)	222,833	3,227
LargeCap Value Account (a)	158,892	3,845
MidCap Blend Account (a)	74,848	3,032
Principal Capital Appreciation Account (a)	179,952	3,844
Real Estate Securities Account (a)	121,739	1,752
Short-Term Income Account (a)	6,491,057	16,487
		$ 154,927
TOTAL INVESTMENT COMPANIES		$ 206,598
Total Investments		$ 206,598
Liabilities in Excess of Other Assets, Net - (0.37)%		$ (758)
TOTAL NET ASSETS - 100.00%		$ 205,840

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 15,519
Unrealized Depreciation	(1,874)
Net Unrealized Appreciation (Depreciation)	$ 13,645
Cost for federal income tax purposes	$ 192,953

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	65 .95%
Domestic Equity Funds	24 .23%
Specialty Funds	5.60%
International Equity Funds	4.59%
Liabilities in Excess of Other Assets, Net	(0.37)%
TOTAL NET ASSETS	100.00%

See accompanying notes

103

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2011

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2010	2010	Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	505,236	$ 5,066	9,262	$ 118	46,453	$ 593	468,045	$ 4,640
Equity Income Account	1,287,685	16,206	18,545	271	316,217	4,825	990,013	11,869
Global Diversified Income Fund	932,357	12,453	88,529	1,179	121,609	1,605	899,277	11,982
Global Real Estate Securities Fund	288,883	2,083	105,281	800	11,530	88	382,634	2,796
Government & High Quality Bond	4,694,825	47,186	466,286	4,895	893,921	9,522	4,267,190	42,754
Account
High Yield Fund	1,416,699	9,477	179,921	1,410	565,473	4,425	1,031,147	6,733
Income Account	4,708,069	45,966	717,654	7,516	385,222	4,012	5,040,501	49,381
International Emerging Markets	122,213	1,189	27,880	426	34,371	578	115,722	1,184
Account
LargeCap Blend Fund II	314,731	2,933	166,815	1,612	46,743	430	434,803	4,078
LargeCap Growth Account	135,731	1,143	90,709	1,368	3,607	54	222,833	2,482
LargeCap Growth Fund II	249,435	1,305	267,498	2,128	6,628	56	510,305	3,395
LargeCap Value Account	—	—	158,892	4,060	—	—	158,892	4,060
LargeCap Value Account III	770,384	5,956	3,578	35	773,962	7,930	—	—
LargeCap Value Fund III	—	—	421,046	4,569	65,328	614	355,718	3,855
MidCap Blend Account	83,779	2,207	5,069	192	14,000	559	74,848	1,957
Preferred Securities Fund	1,324,246	9,422	190,654	1,859	321,117	3,233	1,193,783	8,256
Principal Capital Appreciation	135,368	2,014	45,626	1,004	1,042	23	179,952	2,995
Account
Real Estate Securities Account	252,870	2,615	1,313	18	132,444	1,901	121,739	941
Short-Term Income Account	6,423,483	15,648	825,874	2,096	758,300	1,924	6,491,057	15,821
SmallCap Growth Fund I	63,723	638	97,263	1,077	—	—	160,986	1,715
SmallCap Value Fund	86,822	1,254	—	—	86,822	1,308	—	—
Small-MidCap Dividend Income Fund	—	—	592,134	5,869	—	—	592,134	5,869

		$ 184,761		$ 42,502		$ 43,680		$ 186,763

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Other Investment Companies
Diversified International Account	$ 11		$ 49			$ —
Equity Income Account		82			217			—
Global Diversified Income Fund		684			(45)			37
Global Real Estate Securities Fund		70			1			—
Government & High Quality Bond Account		91			195			53
High Yield Fund		806			271			221
Income Account		202			(89)			—
International Emerging Markets Account		1			147			—
LargeCap Blend Fund II		52			(37)			—
LargeCap Growth Account		—			25			—
LargeCap Growth Fund II		22			18			321
LargeCap Value Account		—			—			—
LargeCap Value Account III		—			1,939			—
LargeCap Value Fund III		64			(100)			—
MidCap Blend Account		—			117			35
Preferred Securities Fund		743			208			39
Principal Capital Appreciation Account		3			—			22
Real Estate Securities Account		—			209			—
Short-Term Income Account		26			1			3
SmallCap Growth Fund I		—			—			88
SmallCap Value Fund		—			54			—
Small-MidCap Dividend Income Fund		135			—			—
	$ 2,992		$ 3,180			$ 819
All dollar amounts are shown in thousands (000's)

See accompanying notes

104

		Schedule of Investments
		SAM Strategic Growth Portfolio
		December 31, 2011

INVESTMENT COMPANIES - 99.98%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 32.55%
Global Real Estate Securities Fund (a)	453,398	$ 3,056
LargeCap Blend Fund II (a)	902,217	8,481
LargeCap Growth Fund II (a)	989,763	7,522
LargeCap Value Fund III (a)	891,361	8,664
MidCap Growth Fund III (a),(b)	440,927	4,480
SmallCap Growth Fund I (a),(b)	782,692	8,022
SmallCap Value Fund II (a)	423,371	3,836
Small-MidCap Dividend Income Fund (a)	447,746	4,330
		$ 48,391

Principal Variable Contracts Funds, Inc. Class 1 - 67.43%
Diversified International Account (a)	1,584,309	17,617
Equity Income Account (a)	2,098,803	32,594
Government & High Quality Bond Account (a)	115,690	1,261
International Emerging Markets Account (a)	389,672	5,603
LargeCap Growth Account (a)	783,348	11,343
LargeCap Value Account (a)	264,905	6,411
MidCap Blend Account (a)	167,076	6,768
Principal Capital Appreciation Account (a)	836,035	17,858
Real Estate Securities Account (a)	53,789	774
		$ 100,229
TOTAL INVESTMENT COMPANIES		$ 148,620
Total Investments		$ 148,620
Other Assets in Excess of Liabilities, Net - 0.02%		$ 25
TOTAL NET ASSETS - 100.00%		$ 148,645

(a)	Affiliated Security
(b)	Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 12,104
Unrealized Depreciation	(6,243)
Net Unrealized Appreciation (Depreciation)	$ 5,861
Cost for federal income tax purposes	$ 142,759

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	81 .45%
International Equity Funds	17 .68%
Fixed Income Funds	0.85%
Other Assets in Excess of Liabilities, Net	0.02%
TOTAL NET ASSETS	100.00%

See accompanying notes

105

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2011

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2010	2010		Purchases	Purchases	Sales	Sales	2011	2011
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	1,647,428	$ 21,665		92,367 $	1,168	155,486	$ 1,863	1,584,309	$ 20,130
Equity Income Account	2,360,565	29,992		40,819	617	302,581	4,600	2,098,803	26,134
Global Real Estate Securities Fund	407,284	2,934		74,345	540	28,231	216	453,398	3,258
Government & High Quality Bond	69,702	742		45,988	493	—	—	115,690	1,235
Account
International Emerging Markets	410,310	6,458		30,423	503	51,061	895	389,672	5,898
Account
LargeCap Blend Fund II	781,418	7,194		227,701	2,206	106,902	983	902,217	8,332
LargeCap Growth Account	803,188	8,623		84,368	1,291	104,208	1,567	783,348	8,327
LargeCap Growth Fund II	729,589	4,480		278,705	2,239	18,531	151	989,763	6,559
LargeCap Value Account	—	—		264,905	6,818	—	—	264,905	6,818
LargeCap Value Account III	1,354,676	11,269		44,727	443	1,399,403	14,347	—	—
LargeCap Value Fund III	—	—		896,939	9,625	5,578	51	891,361	9,564
MidCap Blend Account	189,621	5,939		16,109	638	38,654	1,569	167,076	5,207
MidCap Growth Fund III	517,662	5,274		42,038	461	118,773	1,247	440,927	4,455
Principal Capital Appreciation	929,403	15,628		35,161	777	128,529	2,769	836,035	13,606
Account
Real Estate Securities Account	83,926	640		19,913	271	50,050	721	53,789	496
Short-Term Income Account	142	—		—	—	142	—	—	—
SmallCap Growth Fund I	682,589	7,047		133,038	1,446	32,935	367	782,692	8,102
SmallCap Value Fund	254,840	3,758		9,373	147	264,213	4,036	—	—
SmallCap Value Fund II	158,315	1,427		353,515	3,508	88,459	768	423,371	4,027
Small-MidCap Dividend Income Fund	—	—		447,746	4,416	—	—	447,746	4,416

		$ 133,070		$ 37,607			$ 36,150		$ 136,564

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Other Investment Companies
Diversified International Account	$ 37			$ (840)			$ —
Equity Income Account			170			125			—
Global Real Estate Securities Fund			85			—			—
Government & High Quality Bond Account			1			—			1
International Emerging Markets Account			4			(168)			—
LargeCap Blend Fund II			108			(85)			—
LargeCap Growth Account			—			(20)			—
LargeCap Growth Fund II			43			(9)			622
LargeCap Value Account			—			—			—
LargeCap Value Account III			—			2,635			—
LargeCap Value Fund III			157			(10)			—
MidCap Blend Account			—			199			90
MidCap Growth Fund III			—			(33)			—
Principal Capital Appreciation Account			16			(30)			114
Real Estate Securities Account			—			306			—
Short-Term Income Account			—			—			—
SmallCap Growth Fund I			—			(24)			430
SmallCap Value Fund			—			131			—
SmallCap Value Fund II			18			(140)			—
Small-MidCap Dividend Income Fund			102			—			—
	$ 741			$ 2,037			$ 1,257
All dollar amounts are shown in thousands (000's)

See accompanying notes

106

Schedule of Investments
Short-Term Income Account
December 31, 2011

	Principal			Principal
BONDS - 94.51%	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Aerospace & Defense - 0.22%			Biotechnology - 1.43%
Raytheon Co			Amgen Inc
1.40%, 12/15/2014	$ 500	$ 502	1.88%, 11/15/2014	$ 500	$ 506
			2.30%, 06/15/2016	2,000	2,014
			Gilead Sciences Inc
Apparel - 0.65%			2.40%, 12/01/2014	750	764
VF Corp
1.24%, 08/23/2013(a)	1,500	1,503			$ 3,284
			Chemicals - 2.45%
Automobile Asset Backed Securities - 0.03%			Airgas Inc
Nissan Auto Receivables Owner Trust			3.25%, 10/01/2015	3,000	3,087
4.28%, 07/15/2013	69	70	Dow Chemical Co/The
			7.60%, 05/15/2014	2,250	2,544
					$ 5,631
Automobile Floor Plan Asset Backed Securities - 0.09%
Nissan Master Owner Trust Receivables			Commercial Services - 1.02%
1.43%, 01/15/2015(a),(b)	200	202	ERAC USA Finance LLC
			2.75%, 07/01/2013(b)	1,500	1,526
			5.60%, 05/01/2015(b)	750	820
Automobile Manufacturers - 1.08%					$ 2,346
Daimler Finance North America LLC
1.88%, 09/15/2014(b)	2,500	2,486	Computers - 1.64%
			Hewlett-Packard Co
			1.25%, 09/13/2013	1,500	1,481
Banks - 22.04%			4.25%, 02/24/2012	750	753
Bank of America Corp			International Business Machines Corp
4.50%, 04/01/2015	1,750	1,689	2.10%, 05/06/2013	1,500	1,531
Bank of New York Mellon Corp/The					$ 3,765
2.95%, 06/18/2015	3,060	3,173
Barclays Bank PLC			Diversified Financial Services - 9.91%
2.50%, 01/23/2013	2,125	2,116	American Express Credit Corp
Capital One Financial Corp			5.88%, 05/02/2013	2,000	2,102
2.13%, 07/15/2014	1,000	987	Caterpillar Financial Services Corp
Citigroup Inc			2.05%, 08/01/2016	500	513
5.50%, 08/27/2012	700	711	Countrywide Financial Corp
6.00%, 12/13/2013	2,000	2,070	5.80%, 06/07/2012	2,000	2,004
6.01%, 01/15/2015	500	522	FMR LLC
6.50%, 08/19/2013	1,750	1,822	4.75%, 03/01/2013(b)	3,000	3,076
Commonwealth Bank of Australia			FUEL Trust
2.13%, 03/17/2014(b)	2,500	2,493	3.98%, 06/15/2016(b)	3,500	3,500
3.75%, 10/15/2014(b)	1,750	1,803	General Electric Capital Corp
Goldman Sachs Group Inc/The			0.59%, 01/08/2016(a)	1,500	1,389
3.70%, 08/01/2015	1,500	1,470	1.23%, 01/07/2014(a)	2,000	1,971
5.25%, 10/15/2013	2,500	2,551	2.80%, 01/08/2013	2,500	2,548
6.00%, 05/01/2014	1,300	1,349	2.95%, 05/09/2016	500	514
HSBC Bank PLC			3.50%, 06/29/2015	500	524
3.50%, 06/28/2015(b)	2,500	2,520	Jefferies Group Inc
ING Bank NV			3.88%, 11/09/2015	1,500	1,327
2.38%, 06/09/2014(b)	1,750	1,706	MassMutual Global Funding II
4.00%, 03/15/2016(b)	3,250	3,140	2.30%, 09/28/2015(b)	1,500	1,506
JP Morgan Chase & Co			2.88%, 04/21/2014(b)	1,000	1,025
3.70%, 01/20/2015	2,400	2,488	Toyota Motor Credit Corp
5.38%, 10/01/2012	750	775	3.20%, 06/17/2015	750	789
Lloyds TSB Bank PLC					$ 22,788
4.88%, 01/21/2016	3,250	3,167
Morgan Stanley			Electric - 1.36%
2.88%, 01/24/2014	2,000	1,916	LG&E and KU Energy LLC
6.00%, 05/13/2014	2,000	2,020	2.13%, 11/15/2015	500	492
6.00%, 04/28/2015	500	501	Nisource Finance Corp
Santander US Debt SAU			6.15%, 03/01/2013	500	525
2.49%, 01/18/2013(b)	1,250	1,200	Oncor Electric Delivery Co LLC
Wachovia Corp			5.95%, 09/01/2013	1,250	1,338
0.82%, 06/15/2017(a)	2,750	2,481	6.38%, 05/01/2012	750	762
Wells Fargo & Co					$ 3,117
0.62%, 10/28/2015(a)	1,750	1,666	Finance - Mortgage Loan/Banker - 2.62%
3.68%, 06/15/2016(a)	500	523	Fannie Mae
4.38%, 01/31/2013	750	775	0.50%, 08/09/2013	2,000	2,005
Westpac Banking Corp			0.75%, 12/18/2013	2,000	2,008
2.25%, 11/19/2012	1,000	1,010	Freddie Mac
3.00%, 08/04/2015	2,000	2,023	1.00%, 08/27/2014	2,000	2,019
		$ 50,667			$ 6,032

See accompanying notes

107

Schedule of Investments
Short-Term Income Account
December 31, 2011

	Principal					Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Food - 1.11%			Insurance (continued)
Corn Products International Inc			Prudential Financial Inc	(continued)
3.20%, 11/01/2015	$ 1,500 $	1,550	5.15%, 01/15/2013	$ 500 $		518
Sara Lee Corp					$ 16,944
2.75%, 09/15/2015	500	504
TESCO PLC			Iron & Steel - 1.40%
2.00%, 12/05/2014(b)	500	505	ArcelorMittal
	$ 2,559		3.75%, 03/01/2016		1,500	1,424
			5.38%, 06/01/2013		500	512
Gas - 0.68%			Nucor Corp
Florida Gas Transmission Co LLC			5.00%, 12/01/2012		1,230	1,274
4.00%, 07/15/2015(b)	1,000	1,047			$ 3,210
Sempra Energy
6.00%, 02/01/2013	500	524	Manufactured Housing Asset Backed Securities - 0.04%
	$ 1,571		Green Tree Financial Corp
			7.70%, 09/15/2026		65	70
Home Equity Asset Backed Securities - 6.24%			Mid-State Trust
ACE Securities Corp			8.33%, 04/01/2030		28	28
0.63%, 05/25/2035(a)	930	812			$ 98
0.74%, 04/25/2035(a)	700	681
Aegis Asset Backed Securities Trust			Mining - 0.88%
0.77%, 03/25/2035(a)	529	518	Anglo American Capital PLC
			2.15%, 09/27/2013(b)		1,500	1,502
Bayview Financial Acquisition Trust
0.52%, 11/28/2036(a)	36	35	Teck Resources Ltd
0.92%, 05/28/2044(a)	1,130	1,039	3.15%, 01/15/2017		500	511
5.66%, 12/28/2036(a)	135	132			$ 2,013
6.04%, 11/28/2036	555	552	Mortgage Backed Securities - 8.96%
Bear Stearns Asset Backed Securities Trust			Adjustable Rate Mortgage Trust
0.62%, 12/25/2035(a)	854	677	1.09%, 03/25/2035(a)		169	167
Home Equity Asset Trust			1.43%, 02/25/2035(a)		19	17
0.72%, 10/25/2035(a)	29	29	Banc of America Alternative Loan Trust
0.76%, 10/25/2035(a)	1,000	715	5.00%, 12/25/2018		593	599
Mastr Asset Backed Securities Trust			Banc of America Funding Corp
0.54%, 10/25/2035(a)	207	197	4.75%, 09/25/2019		611	624
2.99%, 05/25/2033(a)	719	633	Banc of America Mortgage Securities Inc
Morgan Stanley ABS Capital I			4.75%, 02/25/2035		82	82
1.04%, 01/25/2035(a)	666	656	5.00%, 01/25/2019		434	450
New Century Home Equity Loan Trust			5.00%, 03/25/2020		324	324
0.77%, 07/25/2035(a)	4,500	3,825	5.00%, 08/25/2020		145	146
4.76%, 11/25/2033	42	41	5.00%, 05/25/2034		74	74
Residential Asset Securities Corp			5.25%, 10/25/2019		201	206
4.47%, 03/25/2032	744	736	5.25%, 10/25/2034		40	40
4.59%, 08/25/2031	44	44	BCAP LLC Trust
Terwin Mortgage Trust			5.25%, 06/26/2037(b)		234	234
0.67%, 01/25/2035(a),(b)	174	160	Bear Stearns Alt-A Trust
Wells Fargo Home Equity Trust			0.57%, 07/25/2035(a)		14	10
0.71%, 05/25/2034(a)	282	245	Bear Stearns Commercial Mortgage
5.00%, 05/25/2034	2,646	2,623	Securities
	$ 14,350		7.00%, 05/20/2030		653	664
Insurance - 7.37%			Cendant Mortgage Corp
			4.95%, 06/25/2034(a)		246	251
Aspen Insurance Holdings Ltd
6.00%, 08/15/2014	1,000	1,061	Chase Mortgage Finance Corp
Berkshire Hathaway Finance Corp			5.50%, 05/25/2035		68	68
1.50%, 01/10/2014	1,500	1,517	Citicorp Mortgage Securities Inc
			4.50%, 09/25/2034(a)		108	109
Berkshire Hathaway Inc
2.13%, 02/11/2013	1,250	1,271	5.25%, 02/25/2035		86	85
2.20%, 08/15/2016	2,000	2,059	Countrywide Alternative Loan Trust
MetLife Inc			6.00%, 02/25/2017		246	251
2.38%, 02/06/2014	1,500	1,521	Countrywide Asset-Backed Certificates
			0.57%, 11/25/2035(a)		8	7
Metropolitan Life Global Funding I
2.50%, 01/11/2013(b)	3,000	3,036	Countrywide Home Loan Mortgage Pass
2.88%, 09/17/2012(b)	250	253	Through Trust
			4.50%, 01/25/2019(a)		318	323
5.13%, 04/10/2013(b)	250	261
5.13%, 06/10/2014(b)	750	807	4.50%, 08/25/2033		207	208
New York Life Global Funding			4.75%, 01/25/2019		364	372
2.25%, 12/14/2012(b)	1,250	1,267	4.75%, 01/25/2019		338	345
3.00%, 05/04/2015(b)	750	785	5.00%, 11/25/2018		517	531
4.65%, 05/09/2013(b)	1,000	1,048	5.00%, 09/25/2019		364	374
5.25%, 10/16/2012(b)	750	778	5.00%, 06/25/2034		128	128
Prudential Financial Inc			5.00%, 08/25/2034		72	72
3.63%, 09/17/2012	750	762	5.25%, 10/25/2034		596	611

See accompanying notes

108

Schedule of Investments
Short-Term Income Account
December 31, 2011

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)			Oil & Gas Services - 1.62%
Credit Suisse First Boston Mortgage Securities			Schlumberger Investment SA
Corp			1.95%, 09/14/2016(b)	$ 1,500 $	1,518
1.25%, 05/25/2034(a)	$ 199	$ 175	Weatherford International Ltd/Bermuda
5.00%, 09/25/2019	86	85	5.50%, 02/15/2016	2,000	2,199
5.00%, 10/25/2019	512	516		$ 3,717
Fannie Mae
0.59%, 02/25/2032(a)	22	22	Other Asset Backed Securities - 1.84%
6.00%, 02/25/2031	234	235	Ameriquest Mortgage Securities Inc
			0.49%, 08/25/2035(a)	357	336
Freddie Mac
0.68%, 07/15/2023(a)	124	124	Carrington Mortgage Loan Trust
			0.57%, 12/25/2035(a)	500	481
0.73%, 06/15/2023(a)	29	29
			0.69%, 09/25/2035(a)	140	130
6.00%, 09/15/2029	14	14
Ginnie Mae			Citigroup Mortgage Loan Trust Inc
			0.72%, 07/25/2035(a)	150	125
4.50%, 08/20/2032	117	124
GMAC Mortgage Corp Loan Trust			Countrywide Asset-Backed Certificates
			0.69%, 08/25/2034(a)	231	229
5.25%, 07/25/2034	138	139	0.94%, 12/25/2034(a)	1,147	1,117
GSR Mortgage Loan Trust
0.59%, 03/25/2035(a)	412	406	Credit-Based Asset Servicing and
5.00%, 08/25/2019	277	281	Securitization LLC
			5.33%, 08/25/2035(a)	287	283
JP Morgan Mortgage Trust
5.00%, 09/25/2034	1,750	1,801	First Franklin Mortgage Loan Asset Backed
Mastr Adjustable Rate Mortgages Trust			Certificates
			0.57%, 10/25/2035(a)	1,020	971
0.73%, 08/25/2034(a)	224	216
MASTR Alternative Loans Trust			Green Tree Home Improvement Loan Trust
5.00%, 09/25/2019	1,075	1,088	7.45%, 09/15/2025	5	4
6.50%, 01/25/2019	246	261	Mastr Specialized Loan Trust
			1.54%, 11/25/2034(a),(b)	435	366
MASTR Asset Securitization Trust
0.79%, 01/25/2034(a)	55	55	Merrill Lynch First Franklin Mortgage Loan
5.00%, 12/25/2019	90	93	Trust
			0.99%, 10/25/2037(a)	132	130
5.25%, 12/25/2033	1,838	1,869
Prime Mortgage Trust			Securitized Asset Backed Receivables LLC
			0.59%, 10/25/2035(a)	52	46
4.75%, 11/25/2019	115	118
5.25%, 07/25/2020(a)	1,147	1,161		$ 4,218
Residential Accredit Loans Inc			Pharmaceuticals - 1.13%
5.00%, 12/26/2018	1,258	1,280	Abbott Laboratories
5.00%, 03/25/2019	395	400	2.70%, 05/27/2015	1,500	1,573
5.50%, 08/25/2033	374	381	Novartis Capital Corp
6.00%, 11/25/2032	143	143	2.90%, 04/24/2015	500	529
Residential Asset Securitization Trust			Sanofi
4.75%, 02/25/2019	614	619	1.20%, 09/30/2014	500	504
Structured Asset Securities Corp				$ 2,606
4.50%, 02/25/2033	102	103
WaMu Mortgage Pass Through Certificates			Pipelines - 0.69%
5.00%, 09/25/2018	192	197	Plains All American Pipeline LP / PAA
Wells Fargo Mortgage Backed Securities			Finance Corp
Trust			3.95%, 09/15/2015	1,500	1,588
0.54%, 05/25/2035(a)	339	328
4.50%, 08/25/2018	379	388	Real Estate - 0.46%
4.75%, 11/25/2018	196	202	WT Finance Aust Pty Ltd / Westfield Capital /
4.75%, 12/25/2018	181	185	WEA Finance LLC
5.00%, 11/25/2020	51	53	5.13%, 11/15/2014(b)	1,000	1,048
5.50%, 05/25/2035	128	127
		$ 20,590
			REITS - 7.29%
Oil & Gas - 5.59%			Arden Realty LP
BG Energy Capital PLC			5.25%, 03/01/2015	1,000	1,062
2.88%, 10/15/2016(b)	1,000	1,022	AvalonBay Communities Inc
BP Capital Markets PLC			5.50%, 01/15/2012	2,750	2,753
3.13%, 10/01/2015	1,000	1,047	BioMed Realty LP
3.63%, 05/08/2014	2,000	2,102	3.85%, 04/15/2016	1,500	1,480
5.25%, 11/07/2013	2,000	2,145	Duke Realty LP
Ensco PLC			6.25%, 05/15/2013	750	784
3.25%, 03/15/2016	1,750	1,785	ERP Operating LP
Petrobras International Finance Co - Pifco			5.50%, 10/01/2012	700	718
3.88%, 01/27/2016	1,750	1,803	6.63%, 03/15/2012	2,000	2,020
Shell International Finance BV			HCP Inc
3.10%, 06/28/2015	2,000	2,144	2.70%, 02/01/2014	400	400
Total Capital SA			Health Care REIT Inc
3.00%, 06/24/2015	750	793	5.88%, 05/15/2015	1,000	1,061
		$ 12,841	6.00%, 11/15/2013	2,500	2,623

See accompanying notes

109

     Schedule of Investments Short-Term Income Account December 31, 2011

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

REITS (continued)			Federal National Mortgage Association (FNMA) (continued)
Healthcare Realty Trust Inc			2.35%, 07/01/2034(a),(d)	$ 105	$ 110
5.13%, 04/01/2014	$ 1,250	$ 1,282	2.37%, 08/01/2034(a),(d)	46	48
Nationwide Health Properties Inc			2.38%, 02/01/2037(a),(d)	127	134
6.25%, 02/01/2013	2,500	2,582	2.39%, 12/01/2032(a),(d)	56	59
		$ 16,765	2.41%, 11/01/2032(a),(d)	14	14
			2.42%, 02/01/2035(a),(d)	14	15
Retail - 1.35%			2.49%, 01/01/2035(a),(d)	12	12
Wal-Mart Stores Inc			2.50%, 01/01/2035(a),(d)	76	80
1.50%, 10/25/2015	1,000	1,016	2.63%, 12/01/2033(a),(d)	33	33
1.63%, 04/15/2014	1,000	1,022	2.82%, 01/01/2019(a),(d)	1	1
2.88%, 04/01/2015	1,000	1,060	4.00%, 05/01/2019(d)	225	237
		$ 3,098	4.41%, 11/01/2035(a),(d)	5	5
Savings & Loans - 0.00%			5.61%, 04/01/2019(a),(d)	3	3
Washington Mutual Bank / Henderson NV			6.50%, 01/01/2014(d)	6	6
0.00%, 01/15/2013(c)	200	—	6.50%, 01/01/2014(d)	5	6
			8.00%, 05/01/2027(d)	53	61
			8.50%, 11/01/2017(d)	5	5
Software - 0.23%					$ 1,076
Microsoft Corp			Government National Mortgage Association (GNMA) -
2.95%, 06/01/2014	500	531	0.03%
			9.00%, 12/15/2020	5	6
Telecommunications - 2.70%			9.00%, 04/20/2025	1	1
AT&T Inc			10.00%, 02/15/2025	3	4
2.40%, 08/15/2016	500	510	10.00%, 12/15/2020	1	1
2.50%, 08/15/2015	1,000	1,036	10.00%, 04/15/2025	1	1
2.95%, 05/15/2016	1,000	1,042	11.00%, 12/15/2015	2	2
4.95%, 01/15/2013	900	938	11.00%, 12/15/2015	1	1
Verizon Communications Inc			10.00%, 09/15/2018	4	4
3.00%, 04/01/2016	1,250	1,309	10.00%, 09/15/2018	3	3
Verizon New Jersey Inc			10.00%, 02/15/2019	26	27
5.88%, 01/17/2012	1,375	1,377	10.00%, 06/15/2020	9	10
		$ 6,212	10.00%, 05/15/2020	11	12
					$ 72
Textiles - 0.21%
Mohawk Industries Inc			U.S. Treasury - 0.15%
7.20%, 04/15/2012	475	477	0.63%, 12/31/2012(e)	350	352

			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
Transportation - 0.18%			OBLIGATIONS		$ 1,639
United Parcel Service Inc
4.50%, 01/15/2013	400	417		Maturity
			REPURCHASE AGREEMENTS - 2.51%	Amount (000's)	Value (000's)

TOTAL BONDS		$ 217,246	Banks - 2.51%
	Principal		Investment in Joint Trading Account; Credit	$ 3,390	$ 3,390
MUNICIPAL BONDS - 0.11%	Amount (000's)	Value (000's)	Suisse Repurchase Agreement; 0.02%
			dated 12/30/11 maturing 01/03/12
New York - 0.07%			(collateralized by US Government
Housing Development Corp/NY FANNIE			Securities; $3,458,193; 0.00%; dated
MAE			05/15/12 - 08/15/41)
0.17%, 11/15/2031	$ 150	$ 150	Investment in Joint Trading Account; Deutsche	1,130	1,130
			Bank Repurchase Agreement; 0.05% dated
Ohio - 0.04%			12/30/11 maturing 01/03/12 (collateralized
City of Cleveland OH Airport System			by US Government Securities; $1,152,731;
Revenue			0.00% - 3.00%; dated 06/25/12 - 09/16/14)
0.14%, 01/01/2020	100	100	Investment in Joint Trading Account; Merrill	1,256	1,256
			Lynch Repurchase Agreement; 0.01%
TOTAL MUNICIPAL BONDS		$ 250	dated 12/30/11 maturing 01/03/12
U.S. GOVERNMENT & GOVERNMENT	Principal		(collateralized by US Government
AGENCY OBLIGATIONS - 0.71%	Amount (000's)	Value (000's)	Securities; $1,280,812; 0.00% - 5.38%;
Federal Home Loan Mortgage Corporation (FHLMC) -			dated 08/01/12 - 01/15/27)
0.06%					$ 5,776
2.29%, 11/01/2021(a),(d)	$ 3	$ 3	TOTAL REPURCHASE AGREEMENTS		$ 5,776
2.45%, 09/01/2035(a),(d)	85	90	Total Investments		$ 224,911
6.00%, 05/01/2017(d)	40	43	Other Assets in Excess of Liabilities, Net - 2.16%		$ 4,956
9.50%, 08/01/2016(d)	3	3	TOTAL NET ASSETS - 100.00%		$ 229,867
		$ 139

Federal National Mortgage Association (FNMA) - 0.47%			(a) Variable Rate. Rate shown is in effect at December 31, 2011.
1.94%, 04/01/2033(a),(d)	235	246
2.18%, 11/01/2022(a),(d)	1	1

See accompanying notes

110

Schedule of Investments Short-Term Income Account December 31, 2011

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $42,640 or 18.55% of net assets.
(c)	Non-Income Producing Security
(d)	This entity was put into conservatorship by the US Government in 2008. See Notes to Financial Statements for additional information.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $232 or 0.10% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 2,396
Unrealized Depreciation		(2,366)
Net Unrealized Appreciation (Depreciation)	$ 30
Cost for federal income tax purposes	$ 224,881

All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector		Percent
Financial		49 .58%
Mortgage Securities		9.52%
Asset Backed Securities		8.24%
Energy		7.90%
Basic Materials		4.73%
Consumer, Non-cyclical		4.69%
Consumer, Cyclical		3.29%
Government		2.77%
Communications		2.70%
Utilities		2.04%
Technology		1.87%
Industrial		0.40%
Insured		0.07%
Revenue Bonds		0.04%
Other Assets in Excess of Liabilities, Net		2.16%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short Contracts		Notional Value	Market Value	Appreciation/(Depreciation)
US 5 Year Note; March 2012	Short	200	$ 24,549	$ 24,652	$ (103)
Total					$ (103)

All dollar amounts are shown in thousands (000's)

See accompanying notes

111

     Schedule of Investments SmallCap Growth Account II

December 31, 2011

COMMON STOCKS - 91.27%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.00%			Biotechnology - 2.24%
Marchex Inc	284	$ 2	Acorda Therapeutics Inc (a)	828	$ 20
			Alnylam Pharmaceuticals Inc (a)	1,209	10
			Ariad Pharmaceuticals Inc (a)	2,439	30
Aerospace & Defense - 1.77%			Arqule Inc (a)	1,717	10
AAR Corp	325	6	Astex Pharmaceuticals (a)	104	—
Aerovironment Inc (a)	313	10
			Complete Genomics Inc (a)	320	1
Astronics Corp (a)	334	12
			Cubist Pharmaceuticals Inc (a)	1,259	50
Cubic Corp	226	10	Emergent Biosolutions Inc (a)	788	13
GenCorp Inc (a)	1,387	7
			Enzo Biochem Inc (a)	115	—
HEICO Corp	916	54	Enzon Pharmaceuticals Inc (a)	96	1
Kaman Corp	305	8	Exelixis Inc (a)	2,686	13
LMI Aerospace Inc (a)	147	3
			Geron Corp (a)	926	1
Moog Inc (a)	141	6
			GTx Inc (a)	708	2
National Presto Industries Inc	99	9	Halozyme Therapeutics Inc (a)	1,522	14
Orbital Sciences Corp (a)	832	12
			Immunogen Inc (a)	1,129	13
Teledyne Technologies Inc (a)	226	13
			Immunomedics Inc (a)	2,129	7
Triumph Group Inc	12,685	741	Incyte Corp (a)	18,222	274
		$ 891	Inhibitex Inc (a)	18,566	203
Agriculture - 0.02%			InterMune Inc (a)	526	7
Vector Group Ltd	597	11	Lexicon Pharmaceuticals Inc (a)	1,915	2
			Ligand Pharmaceuticals Inc (a)	638	8
			Medicines Co/The (a)	630	12
Airlines - 0.04%			Momenta Pharmaceuticals Inc (a)	947	16
Alaska Air Group Inc (a)	62	5
			NPS Pharmaceuticals Inc (a)	35,077	231
Allegiant Travel Co (a)	323	17
			Nymox Pharmaceutical Corp (a)	505	4
		$ 22	PDL BioPharma Inc	2,420	15
Apparel - 1.14%			Peregrine Pharmaceuticals Inc (a)	2,573	3
Carter's Inc (a)	788	31	PharmAthene Inc (a)	1,137	1
Crocs Inc (a)	26,827	396	Sangamo Biosciences Inc (a)	1,770	5
Maidenform Brands Inc (a)	484	9	Seattle Genetics Inc (a)	2,044	34
Oxford Industries Inc	271	12	Sequenom Inc (a)	26,039	116
Steven Madden Ltd (a)	790	27	Sunesis Pharmaceuticals Inc (a)	859	1
True Religion Apparel Inc (a)	533	19	Trius Therapeutics Inc (a)	247	2
Warnaco Group Inc/The (a)	786	39	Vical Inc (a)	2,069	9
Wolverine World Wide Inc	1,053	38			$ 1,128
		$ 571	Building Materials - 0.04%
Automobile Manufacturers - 0.02%			Eagle Materials Inc	668	17
Wabash National Corp (a)	1,266	10	Interline Brands Inc (a)	86	2
					$ 19

Automobile Parts & Equipment - 0.25%			Chemicals - 1.34%
Cooper Tire & Rubber Co	1,152	16	A Schulman Inc	51	1
Dana Holding Corp (a)	2,532	31	American Vanguard Corp	116	2
Dorman Products Inc (a)	351	13	Balchem Corp	618	25
Meritor Inc (a)	2,079	11	Chemtura Corp (a)	1,050	12
Tenneco Inc (a)	1,284	38	Hawkins Inc	279	10
Titan International Inc	924	18	HB Fuller Co	105	2
		$ 127	Innophos Holdings Inc	468	23
			Innospec Inc (a)	448	13
Banks - 3.11%			KMG Chemicals Inc	203	4
Arrow Financial Corp	22	1	Kraton Performance Polymers Inc (a)	10,683	216
Bank of the Ozarks Inc	12,040	357	NewMarket Corp	1,527	302
Bridge Bancorp Inc	74	1	Oil-Dri Corp of America	27	1
Bryn Mawr Bank Corp	89	2	Olin Corp	1,028	20
First Financial Bankshares Inc	361	12	PolyOne Corp	1,434	17
Signature Bank/New York NY (a)	8,805	528
			Quaker Chemical Corp	313	12
SVB Financial Group (a)	307	15	TPC Group Inc (a)	275	6
SY Bancorp Inc	63	1	Zep Inc	713	10
Taylor Capital Group Inc (a)	112	1
Texas Capital Bancshares Inc (a)	9,411	288			$ 676
Trustco Bank Corp NY	137	1	Coal - 0.06%
Walker & Dunlop Inc (a)	27,022	339	Cloud Peak Energy Inc (a)	403	8
Westamerica Bancorporation	338	15	Hallador Energy Co	122	1
		$ 1,561	Patriot Coal Corp (a)	1,827	16
			SunCoke Energy Inc (a)	206	2
Beverages - 0.08%			Westmoreland Coal Co (a)	86	1
Boston Beer Co Inc/The (a)	177	19
					$ 28
Coca-Cola Bottling Co Consolidated	148	9
Peet's Coffee & Tea Inc (a)	238	15	Commercial Services - 2.48%
		$ 43	ABM Industries Inc	479	10
			Acacia Research - Acacia Technologies (a)	790	29

See accompanying notes

112

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Commercial Services (continued)
Accretive Health Inc (a)	840	$ 19	Wright Express Corp (a)	713	$ 39
Advance America Cash Advance Centers Inc	226	2			$ 1,244
Advisory Board Co/The (a)	287	21
American Public Education Inc (a)	379	16	Computers - 2.45%
			3D Systems Corp (a)	22,685	326
AMN Healthcare Services Inc (a)	586	3
			CACI International Inc (a)	64	4
Arbitron Inc	576	20	Computer Task Group Inc (a)	343	5
AVEO Pharmaceuticals Inc (a)	641	11
			Digimarc Corp (a)	212	5
Avis Budget Group Inc (a)	2,307	25
			Dot Hill Systems Corp (a)	481	1
Bridgepoint Education Inc (a)	604	14
			Echelon Corp (a)	1,136	6
Capella Education Co (a)	307	11
			Electronics for Imaging Inc (a)	105	1
Cardtronics Inc (a)	930	25
			Fortinet Inc (a)	23,170	505
Cenveo Inc (a)	953	3
Chemed Corp	446	23	j2 Global Inc	1,015	29
Consolidated Graphics Inc (a)	197	9	Jack Henry & Associates Inc	1,906	64
			LivePerson Inc (a)	1,133	14
Corporate Executive Board Co	640	24	Manhattan Associates Inc (a)	462	19
Corvel Corp (a)	200	10
			Maxwell Technologies Inc (a)	513	8
CoStar Group Inc (a)	468	31
			Mentor Graphics Corp (a)	793	11
CRA International Inc (a)	59	1
			Mitek Systems Inc (a)	14,115	102
Deluxe Corp	1,127	26
DFC Global Corp (a)	899	16	MTS Systems Corp	356	15
			NCI Inc (a)	44	1
Dollar Thrifty Automotive Group Inc (a)	635	45
			Netscout Systems Inc (a)	824	14
Electro Rent Corp	250	4	Silicon Graphics International Corp (a)	688	8
ExamWorks Group Inc (a)	881	8
			STEC Inc (a)	1,330	11
ExlService Holdings Inc (a)	369	8
			Stratasys Inc (a)	383	12
Forrester Research Inc	273	9	Super Micro Computer Inc (a)	908	14
Grand Canyon Education Inc (a)	616	10
			SYKES Enterprises Inc (a)	139	2
Hackett Group Inc/The (a)	550	2
			Synaptics Inc (a)	715	22
Healthcare Services Group Inc	1,220	22
Heartland Payment Systems Inc	851	21	Syntel Inc	339	16
			Unisys Corp (a)	579	11
Hillenbrand Inc	1,325	30	Virtusa Corp (a)	489	7
HMS Holdings Corp (a)	1,795	57
Huron Consulting Group Inc (a)	457	18			$ 1,233
ICF International Inc (a)	225	6	Consumer Products - 0.04%
Insperity Inc	480	12	American Greetings Corp	72	1
Intersections Inc	299	3	AT Cross Co (a)	285	3
K12 Inc (a)	482	9	WD-40 Co	345	14
Kenexa Corp (a)	489	13
Kforce Inc (a)	968	12			$ 18
Korn/Ferry International (a)	80	1	Cosmetics & Personal Care - 0.05%
Landauer Inc	198	10	Elizabeth Arden Inc (a)	403	15
Matthews International Corp	384	12	Inter Parfums Inc	520	8
MAXIMUS Inc	766	32			$ 23
Medifast Inc (a)	466	6
MoneyGram International Inc (a)	313	6	Distribution & Wholesale - 3.46%
			Beacon Roofing Supply Inc (a)	1,008	20
Monro Muffler Brake Inc	647	25	Brightpoint Inc (a)	956	10
Multi-Color Corp	17	—	Core-Mark Holding Co Inc	50	2
National American University Holdings Inc	287	2	Houston Wire & Cable Co	600	8
National Research Corp	50	2	MWI Veterinary Supply Inc (a)	14,280	949
On Assignment Inc (a)	138	2
PAREXEL International Corp (a)	10,989	228	Owens & Minor Inc	1,090	30
PRGX Global Inc (a)	628	4	Pool Corp	1,023	31
			Scansource Inc (a)	127	5
Providence Service Corp/The (a)	84	1
			Titan Machinery Inc (a)	161	4
Quad/Graphics Inc	73	1	United Stationers Inc	653	21
Rollins Inc	1,393	31	Watsco Inc	521	34
RPX Corp (a)	313	4
			WESCO International Inc (a)	11,790	625
ServiceSource International Inc (a)	326	5
Sotheby's	1,427	41			$ 1,739
Standard Parking Corp (a)	535	10	Diversified Financial Services - 0.77%
Steiner Leisure Ltd (a)	310	14	Aircastle Ltd	188	2
Strayer Education Inc	255	25	Apollo Residential Mortgage Inc	232	4
Team Health Holdings Inc (a)	547	12	Artio Global Investors Inc	933	5
Team Inc (a)	406	12	BGC Partners Inc	1,516	9
TeleTech Holdings Inc (a)	579	9	Cohen & Steers Inc	479	14
TMS International Corp (a)	167	2	Credit Acceptance Corp (a)	133	11
TNS Inc (a)	554	10	Diamond Hill Investment Group Inc	86	6
Transcend Services Inc (a)	281	7	Duff & Phelps Corp	986	14
TrueBlue Inc (a)	947	13	Encore Capital Group Inc (a)	526	11
United Rentals Inc (a)	341	10	Epoch Holding Corp	499	11
Universal Technical Institute Inc (a)	690	9	Evercore Partners Inc - Class A	439	12
Valassis Communications Inc (a)	1,026	20	Financial Engines Inc (a)	8,217	184
Viad Corp	86	1	GAMCO Investors Inc	138	6

See accompanying notes

113

Schedule of Investments SmallCap Growth Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Diversified Financial Services (continued)			Entertainment - 1.39%
Higher One Holdings Inc (a)	568	$ 11	Bluegreen Corp (a)	21,147	$ 59
MarketAxess Holdings Inc	601	18	Churchill Downs Inc	106	6
Portfolio Recovery Associates Inc (a)	358	24	Cinemark Holdings Inc	1,791	33
Pzena Investment Management Inc	259	1	National CineMedia Inc	1,171	15
Stifel Financial Corp (a)	444	14	Shuffle Master Inc (a)	45,400	532
Westwood Holdings Group Inc	200	7	Six Flags Entertainment Corp	770	32
World Acceptance Corp (a)	317	23	Vail Resorts Inc	523	22
		$ 387			$ 699

Electric - 0.01%			Environmental Control - 0.32%
Atlantic Power Corp	169	3	Calgon Carbon Corp (a)	798	12
Genie Energy Ltd	410	3	Clean Harbors Inc (a)	1,029	66
		$ 6	Darling International Inc (a)	2,469	33
			EnergySolutions Inc (a)	554	2
Electrical Components & Equipment - 0.32%			Fuel Tech Inc (a)	561	4
Acuity Brands Inc	800	43	Metalico Inc (a)	739	2
Belden Inc	891	30	Mine Safety Appliances Co	595	20
Coleman Cable Inc (a)	273	2
			Tetra Tech Inc (a)	406	9
EnerSys (a)	498	13
			TRC Cos Inc (a)	565	3
Generac Holdings Inc (a)	295	8
			US Ecology Inc	562	10
Graham Corp	318	7			$ 161
Littelfuse Inc	444	19
Power-One Inc (a)	2,081	8	Food - 1.22%
Universal Display Corp (a)	707	26	Arden Group Inc	26	2
Vicor Corp	663	5	B&G Foods Inc	578	14
		$ 161	Cal-Maine Foods Inc	34	1
			Chefs' Warehouse Inc/The (a)	6,470	115
Electronics - 3.23%			Diamond Foods Inc	1,882	61
American Science & Engineering Inc	168	12	Dole Food Co Inc (a)	218	2
Analogic Corp	195	11	Fresh Market Inc/The (a)	6,441	257
Badger Meter Inc	407	12	Hain Celestial Group Inc (a)	283	10
Brady Corp	129	4	J&J Snack Foods Corp	292	15
Coherent Inc (a)	398	21
Cymer Inc (a)	255	13	Lancaster Colony Corp	398	28
			Lifeway Foods Inc (a)	147	1
Daktronics Inc	204	2	Ruddick Corp	559	24
DDi Corp	176	2	Smart Balance Inc (a)	915	5
Electro Scientific Industries Inc	89	1	Tootsie Roll Industries Inc	406	10
ESCO Technologies Inc	220	6	TreeHouse Foods Inc (a)	439	29
FARO Technologies Inc (a)	22,131	1,018
			United Natural Foods Inc (a)	1,018	41
FEI Co (a)	793	32
II-VI Inc (a)	19,269	354			$ 615
Kemet Corp (a)	84	1	Forest Products & Paper - 1.14%
LeCroy Corp (a)	527	4	Deltic Timber Corp	232	14
Measurement Specialties Inc (a)	484	14	Neenah Paper Inc	246	6
Multi-Fineline Electronix Inc (a)	49	1	Schweitzer-Mauduit International Inc	8,308	552
Newport Corp (a)	383	5	Xerium Technologies Inc (a)	372	2
OSI Systems Inc (a)	335	16			$ 574
Plexus Corp (a)	715	20
Rofin-Sinar Technologies Inc (a)	435	10	Gas - 0.02%
SRS Labs Inc (a)	390	2	South Jersey Industries Inc	174	10
TTM Technologies Inc (a)	401	4
Viasystems Group Inc (a)	10	—	Hand & Machine Tools - 0.04%
Watts Water Technologies Inc	83	3	Franklin Electric Co Inc	476	21
Woodward Inc	1,141	47
Zagg Inc (a)	717	5
Zygo Corp (a)	79	1	Healthcare - Products - 3.23%
			Abaxis Inc (a)	462	13
		$ 1,621	ABIOMED Inc (a)	673	12
Energy - Alternate Sources - 0.24%			Align Technology Inc (a)	1,299	31
Clean Energy Fuels Corp (a)	902	11	ArthroCare Corp (a)	560	18
FutureFuel Corp	217	3	AtriCure Inc (a)	452	5
Gevo Inc (a)	17,361	109	Bacterin International Holdings Inc (a)	722	2
		$ 123	Biolase Technology Inc (a)	228	1
			CardioNet Inc (a)	246	1
Engineering & Construction - 0.10%			Cepheid Inc (a)	1,297	45
Argan Inc	35	—	Chindex International Inc (a)	171	1
Dycom Industries Inc (a)	188	4
			Columbia Laboratories Inc (a)	1,906	5
Exponent Inc (a)	306	14
			Conceptus Inc (a)	1,055	13
MasTec Inc (a)	1,242	22
			CryoLife Inc (a)	78	—
Mistras Group Inc (a)	479	12
			Cyberonics Inc (a)	582	20
		$ 52	DexCom Inc (a)	1,420	13
			Endologix Inc (a)	908	10

See accompanying notes

114

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Healthcare - Products (continued)			Holding Companies - Diversified - 0.02%
Exactech Inc (a)	179	$ 3	Primoris Services Corp	749	$ 11
Genomic Health Inc (a)	389	10
Greatbatch Inc (a)	11,946	264
Haemonetics Corp (a)	539	33	Home Furnishings - 0.43%
			DTS Inc/CA (a)	398	11
Hanger Orthopedic Group Inc (a)	564	11
Hansen Medical Inc (a)	1,522	4	Ethan Allen Interiors Inc	277	6
			Select Comfort Corp (a)	1,029	22
HeartWare International Inc (a)	216	15
			Skullcandy Inc (a)	11,797	148
ICU Medical Inc (a)	99	4
			TiVo Inc (a)	2,633	24
Insulet Corp (a)	853	16
			Universal Electronics Inc (a)	186	3
Integra LifeSciences Holdings Corp (a)	438	14
Invacare Corp	53	1			$ 214
IRIS International Inc (a)	408	4	Housewares - 0.02%
Kensey Nash Corp	278	5	Libbey Inc (a)	638	8
Luminex Corp (a)	776	17
MAKO Surgical Corp (a)	672	17
Masimo Corp (a)	1,103	21	Insurance - 0.02%
Medical Action Industries Inc (a)	230	1	Amtrust Financial Services Inc	98	3
Medtox Scientific Inc (a)	243	3	Crawford & Co	839	5
Merge Healthcare Inc (a)	1,692	8			$ 8
Meridian Bioscience Inc	842	16	Internet - 4.46%
Merit Medical Systems Inc (a)	20,128	269	AboveNet Inc (a)	7,765	505
Natus Medical Inc (a)	484	5	Ancestry.com Inc (a)	681	16
NuVasive Inc (a)	812	10	Blue Coat Systems Inc (a)	521	13
NxStage Medical Inc (a)	945	17	Blue Nile Inc (a)	266	11
OraSure Technologies Inc (a)	1,512	14	Boingo Wireless Inc (a)	138	1
Orthofix International NV (a)	379	13	BroadSoft Inc (a)	497	15
PSS World Medical Inc (a)	1,174	28	Cogent Communications Group Inc (a)	946	16
Quidel Corp (a)	596	9	comScore Inc (a)	592	12
Rockwell Medical Technologies Inc (a)	522	4	Constant Contact Inc (a)	546	13
Sirona Dental Systems Inc (a)	2,770	122	DealerTrack Holdings Inc (a)	655	18
SonoSite Inc (a)	315	17	Dice Holdings Inc (a)	1,573	13
Spectranetics Corp (a)	1,128	8	eResearchTechnology Inc (a)	814	4
STAAR Surgical Co (a)	1,021	11	Global Sources Ltd (a)	359	2
STERIS Corp	1,099	33	HealthStream Inc (a)	493	9
Symmetry Medical Inc (a)	295	2	InfoSpace Inc (a)	148	2
Synergetics USA Inc (a)	715	5	Internap Network Services Corp (a)	1,457	9
Synovis Life Technologies Inc (a)	362	10	IntraLinks Holdings Inc (a)	1,049	6
Tornier NV (a)	340	6	Keynote Systems Inc	448	9
Unilife Corp (a)	1,839	6	Liquidity Services Inc (a)	414	15
Uroplasty Inc (a)	575	2	LoopNet Inc (a)	537	10
Vascular Solutions Inc (a)	556	6	NIC Inc	1,381	18
Volcano Corp (a)	1,097	26	Nutrisystem Inc	9,155	118
West Pharmaceutical Services Inc	385	15	OpenTable Inc (a)	506	20
Young Innovations Inc	60	2	QuinStreet Inc (a)	106	1
Zoll Medical Corp (a)	5,164	326	Rackspace Hosting Inc (a)	9,000	387
		$ 1,623	S1 Corp (a)	276	3
			Saba Software Inc (a)	7,915	62
Healthcare - Services - 1.33%
Acadia Healthcare Co Inc (a)	9,569	95	Sapient Corp	2,379	30
			Shutterfly Inc (a)	539	12
Air Methods Corp (a)	210	18
			Sourcefire Inc (a)	12,464	404
Alliance HealthCare Services Inc (a)	866	1
			SPS Commerce Inc (a)	272	7
Bio-Reference Labs Inc (a)	798	13
			Stamps.com Inc (a)	342	9
Capital Senior Living Corp (a)	284	2
			TechTarget Inc (a)	336	2
Centene Corp (a)	656	26
			TeleCommunication Systems Inc (a)	660	1
Emeritus Corp (a)	613	11
			TIBCO Software Inc (a)	15,586	373
Ensign Group Inc/The	551	14	Travelzoo Inc (a)	179	4
HealthSouth Corp (a)	2,710	48
			ValueClick Inc (a)	1,737	28
Healthspring Inc (a)	771	42
			VASCO Data Security International Inc (a)	869	6
IPC The Hospitalist Co Inc (a)	336	15
			VirnetX Holding Corp (a)	752	19
LHC Group Inc (a)	50	1
			Vocus Inc (a)	570	13
Metropolitan Health Networks Inc (a)	1,372	10
			Websense Inc (a)	881	16
Molina Healthcare Inc (a)	13,435	300
			XO Group Inc (a)	569	5
RadNet Inc (a)	993	2
			Zix Corp (a)	2,136	6
Select Medical Holdings Corp (a)	323	3
Sunrise Senior Living Inc (a)	1,380	9			$ 2,243
US Physical Therapy Inc	379	7	Leisure Products & Services - 0.16%
Vanguard Health Systems Inc (a)	349	4	Brunswick Corp/DE	1,652	30
WellCare Health Plans Inc (a)	893	47	Interval Leisure Group Inc (a)	832	11
		$ 668	Life Time Fitness Inc (a)	824	39
			Town Sports International Holdings Inc (a)	281	2
					$ 82

See accompanying notes

115

Schedule of Investments SmallCap Growth Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Lodging - 0.02%			Miscellaneous Manufacturing (continued)
Ameristar Casinos Inc	598	$ 10	LSB Industries Inc (a)	389	$ 11
			Myers Industries Inc	76	1
			NL Industries Inc	203	3
Machinery - Diversified - 4.55%			Park-Ohio Holdings Corp (a)	272	5
Albany International Corp	159	4
Altra Holdings Inc (a)	590	11	Raven Industries Inc	6,834	423
Applied Industrial Technologies Inc	3,421	121	Standex International Corp	67	2
			Sturm Ruger & Co Inc	393	13
Cascade Corp	15	1	Trimas Corp (a)	474	9
Chart Industries Inc (a)	4,689	253
Cognex Corp	622	22			$ 929
Columbus McKinnon Corp/NY (a)	493	6	Office Furnishings - 0.16%
Global Power Equipment Group Inc (a)	255	6	Herman Miller Inc	1,259	23
Gorman-Rupp Co/The	7,680	208	HNI Corp	983	26
iRobot Corp (a)	504	15	Interface Inc	1,155	13
Kadant Inc (a)	98	2	Knoll Inc	1,049	16
Lindsay Corp	2,746	151	Steelcase Inc	277	2
Middleby Corp (a)	5,540	521			$ 80
Robbins & Myers Inc	8,284	402
Sauer-Danfoss Inc (a)	373	14	Oil & Gas - 5.29%
Tennant Co	13,898	540	Alon USA Energy Inc	278	2
Twin Disc Inc	278	10	Apco Oil and Gas International Inc	195	16
			Approach Resources Inc (a)	299	9
		$ 2,287
			Berry Petroleum Co	1,105	47
Media - 0.03%			Bill Barrett Corp (a)	115	4
Belo Corp	879	5	Callon Petroleum Co (a)	1,323	7
Cumulus Media Inc (a)	173	1	Carrizo Oil & Gas Inc (a)	723	19
Demand Media Inc (a)	257	2	Cheniere Energy Inc (a)	33,076	287
Digital Generation Inc (a)	685	8	Clayton Williams Energy Inc (a)	190	14
Sinclair Broadcast Group Inc	117	1	Contango Oil & Gas Co (a)	261	15
		$ 17	CVR Energy Inc	1,883	35
			Energy XXI Bermuda Ltd (a)	1,615	52
Metal Fabrication & Hardware - 0.18%			GeoResources Inc (a)	251	7
Ampco-Pittsburgh Corp	30	1	Gulfport Energy Corp (a)	17,615	518
CIRCOR International Inc	351	12	Hyperdynamics Corp (a)	2,762	7
Dynamic Materials Corp	431	9	Isramco Inc (a)	33	3
Furmanite Corp (a)	1,188	8
			Kodiak Oil & Gas Corp (a)	79,126	752
Haynes International Inc	210	11	Magnum Hunter Resources Corp (a)	89,830	484
Mueller Industries Inc	167	6
NN Inc (a)	540	3	Magnum Hunter Resources Corp - Warrants	6,002	—
			(a),(b),(c)
RBC Bearings Inc (a)	380	16
			McMoRan Exploration Co (a)	1,822	27
Sun Hydraulics Corp	420	10	Northern Oil and Gas Inc (a)	1,161	28
Worthington Industries Inc	772	13	Oasis Petroleum Inc (a)	1,276	37
		$ 89	Petroquest Energy Inc (a)	371	3
Mining - 1.02%			Resolute Energy Corp (a)	959	10
Allied Nevada Gold Corp (a)	12,678	384	Rex Energy Corp (a)	11,120	164
AMCOL International Corp	441	12	Rosetta Resources Inc (a)	1,136	49
Coeur d'Alene Mines Corp (a)	177	4	Stone Energy Corp (a)	1,051	28
Globe Specialty Metals Inc	1,359	18	Vaalco Energy Inc (a)	218	1
Gold Resource Corp	527	11	Venoco Inc (a)	226	2
Hecla Mining Co	5,984	31	W&T Offshore Inc	747	16
Horsehead Holding Corp (a)	78	1	Warren Resources Inc (a)	380	1
Noranda Aluminum Holding Corp	731	6	Western Refining Inc	1,062	14
Paramount Gold and Silver Corp (a)	3,806	8			$ 2,658
Revett Minerals Inc (a)	440	2
Stillwater Mining Co (a)	2,223	23	Oil & Gas Services - 2.21%
			Basic Energy Services Inc (a)	506	10
United States Lime & Minerals Inc (a)	16	1
			C&J Energy Services Inc (a)	8,593	180
US Gold Corp (a)	3,413	12
			Complete Production Services Inc (a)	1,693	57
		$ 513	Dawson Geophysical Co (a)	71	3
Miscellaneous Manufacturing - 1.85%			Dril-Quip Inc (a)	737	48
Actuant Corp	351	8	Flotek Industries Inc (a)	1,152	11
American Railcar Industries Inc (a)	10,551	252	Global Geophysical Services Inc (a)	582	4
AZZ Inc	263	12	Gulf Island Fabrication Inc	66	2
Blount International Inc (a)	1,066	15	Hornbeck Offshore Services Inc (a)	5,960	185
Brink's Co/The	886	24	ION Geophysical Corp (a)	2,721	17
CLARCOR Inc	1,053	53	Key Energy Services Inc (a)	2,398	37
Colfax Corp (a)	539	15	Lufkin Industries Inc	566	38
Fabrinet (a)	663	9	Matrix Service Co (a)	127	1
GP Strategies Corp (a)	132	2	Mitcham Industries Inc (a)	220	5
Hexcel Corp (a)	1,820	44	Newpark Resources Inc (a)	25,840	246
John Bean Technologies Corp	864	13	OYO Geospace Corp (a)	140	11
Koppers Holdings Inc	428	15	Pioneer Drilling Co (a)	1,020	10

See accompanying notes

116

     Schedule of Investments SmallCap Growth Account II

December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Oil & Gas Services (continued)			Pipelines - 0.02%

Targa Resources Corp	305	$ 12	Crosstex Energy Inc	753	$ 10

Tesco Corp (a)	17,792	225

Tetra Technologies Inc (a)	274	2

Thermon Group Holdings Inc (a)	323	6	Real Estate - 0.02%
			HFF Inc (a)	982	10
		$ 1,110

Packaging & Containers - 0.03%			REITS - 1.63%
AEP Industries Inc (a)	139	4

Graphic Packaging Holding Co (a)	2,960	13	Acadia Realty Trust	270	5
			Alexander's Inc	44	16

		$ 17	American Assets Trust Inc	565	12

Pharmaceuticals - 7.45%			American Campus Communities Inc	660	28

Achillion Pharmaceuticals Inc (a)	26,174	199	Associated Estates Realty Corp	69	1

Acura Pharmaceuticals Inc (a)	346	1	CBL & Associates Properties Inc	859	13

Akorn Inc (a)	48,449	539	DuPont Fabros Technology Inc	416	10

Alkermes PLC (a)	7,361	128	EastGroup Properties Inc	272	12

Allos Therapeutics Inc (a)	2,066	3	Equity Lifestyle Properties Inc	462	31

Amicus Therapeutics Inc (a)	513	2	Extra Space Storage Inc	802	19

Anacor Pharmaceuticals Inc (a)	330	2	Gladstone Commercial Corp	126	2

Array BioPharma Inc (a)	814	2	Glimcher Realty Trust	1,734	16

Auxilium Pharmaceuticals Inc (a)	1,005	20	Highwoods Properties Inc	1,199	36

AVI BioPharma Inc (a)	4,420	3	Home Properties Inc	1,055	61

BioScrip Inc (a)	1,006	5	Investors Real Estate Trust	499	4

Biospecifics Technologies Corp (a)	160	3	Kilroy Realty Corp	633	24

Cadence Pharmaceuticals Inc (a)	1,230	5	LTC Properties Inc	166	5

Catalyst Health Solutions Inc (a)	8,639	449	Mid-America Apartment Communities Inc	1,936	121

Depomed Inc (a)	1,726	9	National Health Investors Inc	235	10

Durect Corp (a)	2,439	3	Newcastle Investment Corp	1,810	8

Dusa Pharmaceuticals Inc (a)	32,335	141	Omega Healthcare Investors Inc	1,785	35

Dyax Corp (a)	2,627	4	Potlatch Corp	402	13

Hi-Tech Pharmacal Co Inc (a)	103	4	PS Business Parks Inc	116	6

Impax Laboratories Inc (a)	1,106	22	Tanger Factory Outlet Centers	10,622	312

Infinity Pharmaceuticals Inc (a)	614	5	Universal Health Realty Income Trust	202	8

Ironwood Pharmaceuticals Inc (a)	1,056	13	Urstadt Biddle Properties Inc	93	2

Isis Pharmaceuticals Inc (a)	1,848	13	Washington Real Estate Investment Trust	346	9

ISTA Pharmaceuticals Inc (a)	1,045	7			$ 819

Jazz Pharmaceuticals Inc (a)	8,848	342

MAP Pharmaceuticals Inc (a)	710	9	Retail - 13.65%
			99 Cents Only Stores (a)	173	4

Medicis Pharmaceutical Corp	1,068	35	Aeropostale Inc (a)	8,975	137
Medivation Inc (a)	9,180	423
			AFC Enterprises Inc (a)	797	12
Nature's Sunshine Products Inc (a)	359	6
			America's Car-Mart Inc (a)	146	6
Neogen Corp (a)	476	15
			ANN INC (a)	1,105	27
Neurocrine Biosciences Inc (a)	1,152	10
			Ascena Retail Group Inc (a)	1,333	40
Obagi Medical Products Inc (a)	604	6
			Biglari Holdings Inc (a)	4	1
Omega Protein Corp (a)	71	—
			BJ's Restaurants Inc (a)	10,980	498
Onyx Pharmaceuticals Inc (a)	1,175	52
			Body Central Corp (a)	27,549	687
Opko Health Inc (a)	2,287	11
			Bravo Brio Restaurant Group Inc (a)	14,248	244
Optimer Pharmaceuticals Inc (a)	860	11

Osiris Therapeutics Inc (a)	499	3	Buckle Inc/The	562	23
			Buffalo Wild Wings Inc (a)	382	26
Pacira Pharmaceuticals Inc/DE (a)	159	1
			Caribou Coffee Co Inc (a)	228	3
Par Pharmaceutical Cos Inc (a)	526	17
			Carrols Restaurant Group Inc (a)	383	4
Pernix Therapeutics Holdings (a)	106	1

Pharmacyclics Inc (a)	833	12	Casey's General Stores Inc	800	41

Progenics Pharmaceuticals Inc (a)	707	6	Cash America International Inc	206	10

Questcor Pharmaceuticals Inc (a)	1,115	46	Cato Corp/The	572	14

Sagent Pharmaceuticals Inc (a)	15,685	329	CEC Entertainment Inc	421	15
			Cheesecake Factory Inc/The (a)	1,226	36
Salix Pharmaceuticals Ltd (a)	11,896	570
			Coinstar Inc (a)	666	30
Santarus Inc (a)	1,732	6
			Cost Plus Inc (a)	34,250	334
Savient Pharmaceuticals Inc (a)	1,641	4

Schiff Nutrition International Inc (a)	110	1	Cracker Barrel Old Country Store Inc	459	23
			Denny's Corp (a)	2,304	9
Sciclone Pharmaceuticals Inc (a)	1,099	5
			DineEquity Inc (a)	284	12
SIGA Technologies Inc (a)	1,120	3
			Domino's Pizza Inc (a)	472	16
Spectrum Pharmaceuticals Inc (a)	1,102	16

Sucampo Pharmaceuticals Inc (a)	410	2	Einstein Noah Restaurant Group Inc	174	3
			Express Inc (a)	1,154	23
Targacept Inc (a)	892	5
			Ezcorp Inc (a)	983	26
Theravance Inc (a)	8,469	187

USANA Health Sciences Inc (a)	221	7	Finish Line Inc/The	24,173	466
			First Cash Financial Services Inc (a)	656	23
Vivus Inc (a)	1,606	16
			Francesca's Holdings Corp (a)	10,411	180
XenoPort Inc (a)	945	4
			Genesco Inc (a)	74	5
Zalicus Inc (a)	1,459	2
			GNC Holdings Inc (a)	14,945	433

		$ 3,745	Gordmans Stores Inc (a)	164	2

See accompanying notes

117

Schedule of Investments SmallCap Growth Account II December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Retail (continued)			Software - 6.04%

Hibbett Sports Inc (a)	14,463	$ 653	ACI Worldwide Inc (a)	737	$ 21

HSN Inc	834	30	Actuate Corp (a)	1,119	7

JOS A Bank Clothiers Inc (a)	577	28	Advent Software Inc (a)	724	18

Krispy Kreme Doughnuts Inc (a)	1,900	12	American Software Inc/Georgia	768	7

Mattress Firm Holding Corp (a)	7,701	179	Aspen Technology Inc (a)	1,868	32

Men's Wearhouse Inc	283	9	athenahealth Inc (a)	732	36

Nu Skin Enterprises Inc	1,156	56	Blackbaud Inc	982	27

Papa John's International Inc (a)	419	16	Bottomline Technologies Inc (a)	775	18

PF Chang's China Bistro Inc	448	14	CommVault Systems Inc (a)	972	42

Pier 1 Imports Inc (a)	1,004	14	Computer Programs & Systems Inc	232	12

Pricesmart Inc	323	22	Concur Technologies Inc (a)	827	42

Red Robin Gourmet Burgers Inc (a)	395	11	CSG Systems International Inc (a)	541	8

Rue21 Inc (a)	506	11	Digi International Inc (a)	126	1

Rush Enterprises Inc - Class A (a)	12,660	265	Dynavox Inc (a)	238	1

Ruth's Hospitality Group Inc (a)	191	1	Ebix Inc	634	14

Sonic Corp (a)	1,279	9	Envestnet Inc (a)	623	7

Systemax Inc (a)	23	—	EPIQ Systems Inc	70	1

Teavana Holdings Inc (a)	9,490	178	Epocrates Inc (a)	189	1

Texas Roadhouse Inc	35,034	522	Fair Isaac Corp	512	18

Ulta Salon Cosmetics & Fragrance Inc (a)	9,965	647	Guidance Software Inc (a)	451	3

Vera Bradley Inc (a)	403	13	InnerWorkings Inc (a)	838	8

Vitamin Shoppe Inc (a)	13,667	545	Interactive Intelligence Group Inc (a)	463	11

Wet Seal Inc/The (a)	48,332	158	JDA Software Group Inc (a)	246	8

Winmark Corp	73	4	Jive Software Inc (a)	1,852	30

World Fuel Services Corp	862	36	MedAssets Inc (a)	1,265	12

Zumiez Inc (a)	394	11	Medidata Solutions Inc (a)	500	11

		$ 6,857	MedQuist Holdings Inc (a)	1,038	10

			MicroStrategy Inc (a)	172	19

Semiconductors - 2.60%			Monotype Imaging Holdings Inc (a)	769	12
Advanced Analogic Technologies Inc (a)	292	2
			NetSuite Inc (a)	500	20
Aeroflex Holding Corp (a)	638	7
			Omnicell Inc (a)	519	9
Amtech Systems Inc (a)	288	2

ATMI Inc (a)	63	1	Opnet Technologies Inc	317	12
			Parametric Technology Corp (a)	2,210	40
AXT Inc (a)	438	2
			PDF Solutions Inc (a)	745	5
Cabot Microelectronics Corp (a)	182	9

Cavium Inc (a)	7,134	203	Pegasystems Inc	359	11
			Progress Software Corp (a)	879	17
Ceva Inc (a)	507	15
			PROS Holdings Inc (a)	700	10
Cirrus Logic Inc (a)	1,470	23
			QLIK Technologies Inc (a)	15,673	379
Diodes Inc (a)	807	17

eMagin Corp (a)	560	2	Quality Systems Inc	8,793	325
			Quest Software Inc (a)	601	11
Entegris Inc (a)	1,423	12
			RealPage Inc (a)	562	14
Entropic Communications Inc (a)	2,774	14
			RightNow Technologies Inc (a)	455	19
Exar Corp (a)	131	1
			Seachange International Inc (a)	415	3
GT Advanced Technologies Inc (a)	2,799	20
			SolarWinds Inc (a)	1,258	35
Hittite Microwave Corp (a)	581	29
			SuccessFactors Inc (a)	1,533	61
Inphi Corp (a)	13,795	165
			Synchronoss Technologies Inc (a)	13,195	399
Integrated Device Technology Inc (a)	2,166	12
			Take-Two Interactive Software Inc (a)	1,623	22
IXYS Corp (a)	535	6
			Taleo Corp (a)	11,567	447
Kopin Corp (a)	843	3
			Tangoe Inc (a)	243	4
Lattice Semiconductor Corp (a)	1,166	7
			Tyler Technologies Inc (a)	692	21
LTX-Credence Corp (a)	857	5
			Ultimate Software Group Inc (a)	11,086	722

Micrel Inc	1,153	12	Verint Systems Inc (a)	393	11
Microsemi Corp (a)	16,764	281

Mindspeed Technologies Inc (a)	593	3			$ 3,034

MIPS Technologies Inc (a)	1,211	5	Storage & Warehousing - 0.01%

Monolithic Power Systems Inc (a)	15,360	231	Wesco Aircraft Holdings Inc (a)	261	4

Netlogic Microsystems Inc (a)	1,266	63

Omnivision Technologies Inc (a)	1,046	13

Pericom Semiconductor Corp (a)	104	1	Telecommunications - 5.60%
			8x8 Inc (a)	2,025	6

Power Integrations Inc	530	18	Acme Packet Inc (a)	11,388	352
Rambus Inc (a)	2,182	16

Rubicon Technology Inc (a)	571	5	ADTRAN Inc	5,830	175

Semtech Corp (a)	1,451	36	Alaska Communications Systems Group Inc	292	1
			Anaren Inc (a)	53	1
TriQuint Semiconductor Inc (a)	3,756	18
			Anixter International Inc (a)	331	20
Ultra Clean Holdings (a)	741	5
			Aruba Networks Inc (a)	20,092	372
Ultratech Inc (a)	568	14

Veeco Instruments Inc (a)	650	13	Atlantic Tele-Network Inc	71	3
			Cincinnati Bell Inc (a)	1,944	6
Volterra Semiconductor Corp (a)	561	14
			Consolidated Communications Holdings Inc	671	13

		$ 1,305	DigitalGlobe Inc (a)	626	11

			Extreme Networks (a)	742	2

See accompanying notes

118

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	REPURCHASE AGREEMENTS	Maturity

Telecommunications (continued)			(continued)	Amount (000's)	Value (000's)
Finisar Corp (a)	16,614	$ 278	Banks (continued)
General Communication Inc (a)	1,361	13	Investment in Joint Trading Account; Merrill	$ 547	$ 547
GeoEye Inc (a)	39	1	Lynch Repurchase Agreement; 0.01%
Globecomm Systems Inc (a)	510	7	dated 12/30/11 maturing 01/03/12
Harmonic Inc (a)	784	4	(collateralized by US Government
HickoryTech Corp	429	5	Securities; $557,628; 0.00% - 5.38%; dated
IDT Corp - Class B	410	4	08/01/12 - 01/15/27)
InterDigital Inc	9,483	413			$ 2,515
IPG Photonics Corp (a)	11,281	382	TOTAL REPURCHASE AGREEMENTS		$ 2,515
Iridium Communications Inc (a)	165	1	Total Investments		$ 48,382
Ixia (a)	18,257	192	Other Assets in Excess of Liabilities, Net - 3.72%		$ 1,867
LogMeIn Inc (a)	371	14	TOTAL NET ASSETS - 100.00%		$ 50,249
Loral Space & Communications Inc (a)	27	2
Lumos Networks Corp	309	5
Neonode Inc (a)	31,750	151	(a) Non-Income Producing Security
NeoPhotonics Corp (a)	194	1	(b) Security is Illiquid
Netgear Inc (a)	813	27	(c)	Market value is determined in accordance with procedures established in
NTELOS Holdings Corp	489	10	good faith by the Board of Directors. At the end of the period, the value of
Oplink Communications Inc (a)	277	4	these securities totaled $0 or 0.00% of net assets.
Plantronics Inc	297	11
RF Micro Devices Inc (a)	933	5
RigNet Inc (a)	188	3
Shenandoah Telecommunications Co	774	8	Unrealized Appreciation (Depreciation)
ShoreTel Inc (a)	43,700	279	The net federal income tax unrealized appreciation (depreciation) and federal tax
TeleNav Inc (a)	497	4	cost of investments held as of the period end were as follows:
ViaSat Inc (a)	240	11
Vonage Holdings Corp (a)	1,998	5	Unrealized Appreciation		$ 7,426
Windstream Corp	841	10	Unrealized Depreciation		(2,946)
		$ 2,812	Net Unrealized Appreciation (Depreciation)		$ 4,480
			Cost for federal income tax purposes		$ 43,902
Transportation - 1.82%
Echo Global Logistics Inc (a)	366	6	All dollar amounts are shown in thousands (000's)
Forward Air Corp	644	21
Genesee & Wyoming Inc (a)	728	44	Portfolio Summary (unaudited)
Golar LNG Ltd	855	38	Sector		Percent
Gulfmark Offshore Inc (a)	134	6	Consumer, Cyclical		20 .75%
Heartland Express Inc	936	13	Consumer, Non-cyclical		18 .15%
HUB Group Inc (a)	9,185	298	Industrial		14 .28%
Knight Transportation Inc	1,121	17	Technology		11 .09%
Marten Transport Ltd	79	1	Financial		10 .54%
Old Dominion Freight Line Inc (a)	873	35	Communications		10 .09%
Pacer International Inc (a)	128	1	Energy		7.82%
Quality Distribution Inc (a)	145	2	Basic Materials		3.51%
Roadrunner Transportation Systems Inc (a)	29,722	420	Utilities		0.03%
Swift Transportation Co (a)	751	6	Diversified		0.02%
Werner Enterprises Inc	208	5	Other Assets in Excess of Liabilities, Net		3.72%
		$ 913	TOTAL NET ASSETS		100.00%
Trucking & Leasing - 0.03%
TAL International Group Inc	466	13

Water - 0.00%
Pennichuck Corp	78	2

TOTAL COMMON STOCKS		$ 45,867
	Maturity
REPURCHASE AGREEMENTS - 5.01%	Amount (000's)	Value (000's)

Banks - 5.01%
Investment in Joint Trading Account; Credit	$ 1,476	$ 1,476
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,505,597; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	492	492
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $501,866;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)

See accompanying notes

119

Schedule of Investments
SmallCap Growth Account II
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2012	Long	59 $	4,254	$ 4,359	$ 105
Total					$ 105
All dollar amounts are shown in thousands (000's)

See accompanying notes

120

Schedule of Investments SmallCap Value Account I

December 31, 2011

COMMON STOCKS - 96.21%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Advertising - 0.03%			Banks (continued)
Harte-Hanks Inc	2,187	$ 20	BancorpSouth Inc	4,045	$ 45
Marchex Inc	972	6	Bank of Kentucky Financial Corp	430	9
		$ 26	Bank of Marin Bancorp	404	15
			Bank of the Ozarks Inc	4,570	136
Aerospace & Defense - 2.30%			Banner Corp	4,100	70
AAR Corp	1,448	28	BBCN Bancorp Inc (a)	10,945	104
Cubic Corp	451	20	Boston Private Financial Holdings Inc	9,870	78
Curtiss-Wright Corp	6,180	219	Bridge Bancorp Inc	332	7
Ducommun Inc	7,172	92	Bridge Capital Holdings (a)	682	7
Esterline Technologies Corp (a)	5,397	302
GenCorp Inc (a)	1,164	6	Bryn Mawr Bank Corp	665	13
			Camden National Corp	1,668	54
Kaman Corp	527	14	Capital Bank Corp (a)	1,046	2
Kratos Defense & Security Solutions Inc (a)	13,781	82
LMI Aerospace Inc (a)	15,841	278	Cardinal Financial Corp	2,174	23
Moog Inc (a)	3,317	146	Cathay General Bancorp	11,319	169
Orbital Sciences Corp (a)	1,682	24	Center Bancorp Inc	904	9
			Central Pacific Financial Corp (a)	4,500	58
Teledyne Technologies Inc (a)	1,299	71
			Century Bancorp Inc/MA	269	8
Triumph Group Inc	17,576	1,027	Chemical Financial Corp	4,526	96
		$ 2,309	Citizens & Northern Corp	5,700	105
Agriculture - 0.33%			Citizens Republic Bancorp Inc (a)	25,355	289
Alliance One International Inc (a)	6,844	19	City Holding Co	6,741	228
Andersons Inc/The	6,017	263	CNB Financial Corp/PA	2,022	32
Universal Corp/VA	1,142	52	CoBiz Financial Inc	8,600	50
		$ 334	Columbia Banking System Inc	5,763	111
			Community Bank System Inc	5,287	147
Airlines - 1.75%			Community Trust Bancorp Inc	6,335	187
Alaska Air Group Inc (a)	10,704	804	CVB Financial Corp	41,240	413
Hawaiian Holdings Inc (a)	3,902	23	Eagle Bancorp Inc (a)	1,279	19
JetBlue Airways Corp (a)	53,772	279	East West Bancorp Inc	4,900	97
Republic Airways Holdings Inc (a)	45,614	157	Encore Bancshares Inc (a)	631	8
SkyWest Inc	2,578	32	Enterprise Bancorp Inc/MA	435	6
Spirit Airlines Inc (a)	5,965	93	Enterprise Financial Services Corp	4,931	73
US Airways Group Inc (a)	73,001	370	Financial Institutions Inc	7,478	120
		$ 1,758	First Bancorp Inc/ME	1,158	18
Apparel - 1.28%			First Bancorp/Troy NC	7,891	88
Carter's Inc (a)	496	20	First Busey Corp	18,787	93
Delta Apparel Inc (a)	427	8	First Commonwealth Financial Corp	80,624	424
Iconix Brand Group Inc (a)	14,239	232	First Community Bancshares Inc/VA	9,400	117
Jones Group Inc/The	15,027	159	First Connecticut Bancorp Inc/Farmington CT	1,393	18
Maidenform Brands Inc (a)	5,600	103	First Financial Bancorp	27,734	461
Oxford Industries Inc	7,200	325	First Financial Bankshares Inc	839	28
Perry Ellis International Inc (a)	16,695	237	First Financial Corp/IN	2,540	85
Quiksilver Inc (a)	6,443	23	First Interstate Bancsystem Inc	1,179	15
Skechers U.S.A. Inc (a)	1,596	19	First Merchants Corp	5,900	50
Warnaco Group Inc/The (a)	3,243	162	First Midwest Bancorp Inc/IL	16,450	167
		$ 1,288	First of Long Island Corp/The	1,654	44
			FirstMerit Corp	9,642	146
Automobile Parts & Equipment - 0.32%			FNB Corp/PA	30,575	346
American Axle & Manufacturing Holdings Inc	2,594	26	Franklin Financial Corp/VA (a)	1,038	12
(a)			German American Bancorp Inc	2,039	37
Dana Holding Corp (a)	644	8	Glacier Bancorp Inc	3,494	42
Douglas Dynamics Inc	670	10	Great Southern Bancorp Inc	2,784	65
Meritor Inc (a)	2,339	12	Hancock Holding Co	3,830	122
Miller Industries Inc/TN	882	14	Hanmi Financial Corp (a)	14,470	107
Modine Manufacturing Co (a)	2,302	22	Heartland Financial USA Inc	2,427	37
Motorcar Parts of America Inc (a)	948	7	Heritage Commerce Corp (a)	1,567	7
Spartan Motors Inc	2,549	12	Home Bancshares Inc/AR	1,142	30
Standard Motor Products Inc	992	20	Hudson Valley Holding Corp	3,243	69
Superior Industries International Inc	11,258	186	Iberiabank Corp	4,501	222
		$ 317	Independent Bank Corp/Rockland MA	6,932	189
			International Bancshares Corp	2,576	47
Banks - 11.08%			Lakeland Bancorp Inc	8,415	73
1st Source Corp	2,156	55	Lakeland Financial Corp	4,086	105
1st United Bancorp Inc/Boca Raton (a)	2,139	12
			MainSource Financial Group Inc	9,200	81
Alliance Financial Corp/NY	1,770	54	MB Financial Inc	2,665	46
Ames National Corp	641	12	Merchants Bancshares Inc	1,461	43
Arrow Financial Corp	730	17	Metro Bancorp Inc (a)	1,023	9
Bancfirst Corp	2,301	87	National Bankshares Inc	522	15
Banco Latinoamericano de Comercio Exterior	6,427	103	National Penn Bancshares Inc	20,595	174
SA			NBT Bancorp Inc	6,674	148
Bancorp Rhode Island Inc	287	11	Old National Bancorp/IN	4,603	54

See accompanying notes

121

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Banks (continued)			Biotechnology (continued)
Oriental Financial Group Inc	22,199	$ 269	Exact Sciences Corp (a)	1,279	$ 10
Orrstown Financial Services Inc	3,831	31	Geron Corp (a)	7,542	11
Pacific Continental Corp	1,426	13	Harvard Bioscience Inc (a)	1,617	6
PacWest Bancorp	9,470	180	Immunogen Inc (a)	1,676	19
Park National Corp	2,041	133	Incyte Corp (a)	10,200	153
Park Sterling Corp (a)	2,480	10	Inhibitex Inc (a)	16,500	181
Penns Woods Bancorp Inc	308	12	InterMune Inc (a)	1,413	18
Peoples Bancorp Inc/OH	4,380	65	Lexicon Pharmaceuticals Inc (a)	151,100	195
Pinnacle Financial Partners Inc (a)	28,371	458	Maxygen Inc (a)	2,259	13
PrivateBancorp Inc	2,909	32	Medicines Co/The (a)	1,188	22
Prosperity Bancshares Inc	2,370	96	Nymox Pharmaceutical Corp (a)	250	2
Renasant Corp	7,626	114	Pacific Biosciences of California Inc (a)	2,078	6
Republic Bancorp Inc/KY	3,795	86	PDL BioPharma Inc	1,828	11
S&T Bancorp Inc	4,473	88	RTI Biologics Inc (a)	19,926	89
Sandy Spring Bancorp Inc	1,170	21	Sequenom Inc (a)	2,270	10
SCBT Financial Corp	710	21	Vical Inc (a)	614	3
Sierra Bancorp	7,886	70			$ 1,081
Simmons First National Corp	885	24
Southside Bancshares Inc	4,595	99	Building Materials - 0.47%
Southwest Bancorp Inc/Stillwater OK (a)	19,153	114	Comfort Systems USA Inc	1,911	20
			Drew Industries Inc (a)	927	23
State Bancorp Inc/NY	3,629	44	Gibraltar Industries Inc (a)	1,502	21
State Bank Financial Corp (a)	1,531	23
StellarOne Corp	4,400	50	Griffon Corp	1,969	18
			Interline Brands Inc (a)	12,692	197
Sterling Financial Corp/WA (a)	6,843	114
			Louisiana-Pacific Corp (a)	5,540	45
Suffolk Bancorp (a)	1,924	21
Susquehanna Bancshares Inc	23,122	194	Quanex Building Products Corp	1,847	28
SVB Financial Group (a)	1,695	81	Simpson Manufacturing Co Inc	1,773	60
SY Bancorp Inc	2,784	57	Texas Industries Inc	975	30
Taylor Capital Group Inc (a)	570	6	Universal Forest Products Inc	856	26
Texas Capital Bancshares Inc (a)	1,811	55			$ 468
Tompkins Financial Corp	1,999	77	Chemicals - 1.84%
Tower Bancorp Inc	887	25	A Schulman Inc	1,526	32
TowneBank/Portsmouth VA	1,885	23	Aceto Corp	2,000	14
Trico Bancshares	1,351	19	American Vanguard Corp	1,397	19
Trustco Bank Corp NY	12,758	72	Chemtura Corp (a)	1,585	18
Trustmark Corp	7,735	188	Ferro Corp (a)	4,331	21
UMB Financial Corp	1,633	61	Georgia Gulf Corp (a)	29,072	567
Umpqua Holdings Corp	5,023	62	HB Fuller Co	10,804	250
Union First Market Bankshares Corp	1,430	19	Innophos Holdings Inc	3,900	189
United Bankshares Inc	4,319	122	Innospec Inc (a)	1,389	39
United Community Banks Inc/GA (a)	18,579	130	Landec Corp (a)	2,056	11
Univest Corp of Pennsylvania	1,287	19	Minerals Technologies Inc	953	54
Virginia Commerce Bancorp Inc (a)	10,307	80	Oil-Dri Corp of America	306	6
Washington Banking Co	1,122	13	Olin Corp	4,057	80
Washington Trust Bancorp Inc	3,221	77	OM Group Inc (a)	1,552	35
Webster Financial Corp	3,675	75	PolyOne Corp	5,401	62
WesBanco Inc	5,124	100	Rockwood Holdings Inc (a)	3,100	122
West Bancorporation Inc	11,708	113	Sensient Technologies Corp	2,620	99
West Coast Bancorp/OR (a)	5,101	79	Solutia Inc	10,100	174
Westamerica Bancorporation	765	34	Stepan Co	357	29
Western Alliance Bancorp (a)	3,360	21	TPC Group Inc (a)	352	8
Wilshire Bancorp Inc (a)	32,763	119	Zoltek Cos Inc (a)	2,182	17
Wintrust Financial Corp	1,712	48			$ 1,846
		$ 11,130
			Coal - 0.41%
Beverages - 0.04%			Cloud Peak Energy Inc (a)	13,876	268
Central European Distribution Corp (a)	3,212	14	James River Coal Co (a)	2,750	19
Craft Brewers Alliance Inc (a)	540	3	L&L Energy Inc (a)	1,667	4
Farmer Bros Co (a)	3,500	27	Patriot Coal Corp (a)	476	4
		$ 44	SunCoke Energy Inc (a)	7,941	89
			Westmoreland Coal Co (a)	2,539	33
Biotechnology - 1.08%
Affymax Inc (a)	1,359	9			$ 417
AMAG Pharmaceuticals Inc (a)	833	16	Commercial Services - 4.29%
Ariad Pharmaceuticals Inc (a)	2,400	29	ABM Industries Inc	4,226	87
Astex Pharmaceuticals (a)	4,091	8	Advance America Cash Advance Centers Inc	8,441	76
Cambrex Corp (a)	24,942	179	Albany Molecular Research Inc (a)	1,653	5
Curis Inc (a)	1,757	8	American Reprographics Co (a)	2,490	11
Emergent Biosolutions Inc (a)	3,500	59	AMN Healthcare Services Inc (a)	1,609	7
Enzo Biochem Inc (a)	2,630	6	Ascent Capital Group Inc (a)	721	37
Enzon Pharmaceuticals Inc (a)	2,661	18	Barrett Business Services Inc	569	11

See accompanying notes

122

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Commercial Services (continued)			Computers (continued)
CBIZ Inc (a)	2,948	$ 18	Unisys Corp (a)	4,255	$ 84
Cenveo Inc (a)	84,126	286	Xyratex Ltd	1,565	21
Convergys Corp (a)	5,340	68			$ 1,282
CRA International Inc (a)	703	14
Cross Country Healthcare Inc (a)	2,072	11	Consumer Products - 1.67%
			ACCO Brands Corp (a)	2,667	26
Deluxe Corp	25,300	576
DFC Global Corp (a)	13,642	246	American Greetings Corp	9,810	123
Electro Rent Corp	824	14	Blyth Inc	2,960	168
			Central Garden and Pet Co - A Shares (a)	2,315	19
Euronet Worldwide Inc (a)	2,454	45
Franklin Covey Co (a)	1,032	9	CSS Industries Inc	576	11
FTI Consulting Inc (a)	2,119	90	Ennis Inc	1,278	17
			Helen of Troy Ltd (a)	28,045	861
Gartner Inc (a)	2,500	87
			Prestige Brands Holdings Inc (a)	39,157	442
Geo Group Inc/The (a)	3,204	54
			Spectrum Brands Holdings Inc (a)	270	7
Global Cash Access Holdings Inc (a)	4,825	21
			Summer Infant Inc (a)	1,032	7
Great Lakes Dredge & Dock Corp	2,589	14
Hackett Group Inc/The (a)	944	4			$ 1,681
Heidrick & Struggles International Inc	718	15	Cosmetics & Personal Care - 0.08%
Hudson Highland Group Inc (a)	2,530	12	Elizabeth Arden Inc (a)	342	13
Huron Consulting Group Inc (a)	99	4	Revlon Inc (a)	4,611	68
ICF International Inc (a)	643	16
					$ 81
Kelly Services Inc	15,008	205
Kforce Inc (a)	291	4	Distribution & Wholesale - 0.47%
Korn/Ferry International (a)	2,196	37	Brightpoint Inc (a)	5,909	64
Lincoln Educational Services Corp	20,942	166	Core-Mark Holding Co Inc	4,487	177
Live Nation Entertainment Inc (a)	6,042	50	Owens & Minor Inc	562	16
Mac-Gray Corp	4,524	63	Scansource Inc (a)	1,019	37
Matthews International Corp	897	28	Titan Machinery Inc (a)	814	18
McGrath Rentcorp	625	18	United Stationers Inc	4,808	156
MoneyGram International Inc (a)	67	1			$ 468
Multi-Color Corp	760	20	Diversified Financial Services - 3.96%
Navigant Consulting Inc (a)	12,714	145
On Assignment Inc (a)	1,631	18	Aircastle Ltd	12,467	159
PAREXEL International Corp (a)	432	9	Apollo Residential Mortgage Inc	340	5
Pendrell Corp (a)	4,147	11	Artio Global Investors Inc	9,700	47
PHH Corp (a)	40,392	432	BGC Partners Inc	29,800	177
Providence Service Corp/The (a)	775	11	Calamos Asset Management Inc	1,501	19
			Cowen Group Inc (a)	74,270	192
Quad/Graphics Inc	1,127	16	Edelman Financial Group Inc	5,422	36
Rent-A-Center Inc/TX	18,840	697	Encore Capital Group Inc (a)	10,300	219
Resources Connection Inc	1,985	21	Federal Agricultural Mortgage Corp	760	14
RSC Holdings Inc (a)	2,900	54
Stewart Enterprises Inc	22,389	129	Gain Capital Holdings Inc	577	4

Team Inc (a)	5,900	176	GFI Group Inc	5,470	23
			Gleacher & Co Inc (a)	45,700	77
TeleTech Holdings Inc (a)	2,200	36
			INTL. FCStone Inc (a)	706	17
TMS International Corp (a)	572	6
			Investment Technology Group Inc (a)	2,079	22
TrueBlue Inc (a)	1,137	16
United Rentals Inc (a)	1,941	57	JMP Group Inc	1,055	8
			KBW Inc	1,540	23
Viad Corp	867	15	Knight Capital Group Inc (a)	17,500	206
Zillow Inc (a)	1,143	25
			Manning & Napier Inc (a)	3,100	39
		$ 4,304	Marlin Business Services Corp	650	8
Computers - 1.28%			Medley Capital Corp	829	9
Agilysys Inc (a)	1,384	11	National Financial Partners Corp (a)	33,669	455
CACI International Inc (a)	5,246	294	Nelnet Inc	12,799	313
CIBER Inc (a)	16,800	65	Nicholas Financial Inc	727	9
Computer Task Group Inc (a)	418	6	Ocwen Financial Corp (a)	57,018	825
Cray Inc (a)	2,706	17	Oppenheimer Holdings Inc	775	12
Dot Hill Systems Corp (a)	3,277	4	Piper Jaffray Cos (a)	798	16
Dynamics Research Corp (a)	668	7	SeaCube Container Leasing Ltd	20,300	301
Electronics for Imaging Inc (a)	10,484	149	Solar Senior Capital Ltd	578	9
Fusion-io Inc (a)	4,400	106	Stifel Financial Corp (a)	1,644	53
Imation Corp (a)	9,047	52	SWS Group Inc	20,566	141
Insight Enterprises Inc (a)	10,044	154	Walter Investment Management Corp	1,147	24
Mentor Graphics Corp (a)	2,606	35	World Acceptance Corp (a)	7,000	515
Mercury Computer Systems Inc (a)	5,714	76			$ 3,977
NCI Inc (a)	411	5
Netscout Systems Inc (a)	2,600	46	Electric - 4.44%
Quantum Corp (a)	11,310	27	Allete Inc	1,788	75
Radisys Corp (a)	7,952	40	Atlantic Power Corp	3,322	47
Rimage Corp	2,905	33	Avista Corp	3,347	86

Spansion Inc (a)	2,496	21	Black Hills Corp	1,727	58
SYKES Enterprises Inc (a)	1,854	29	Central Vermont Public Service Corp	1,982	69
			CH Energy Group Inc	666	39

See accompanying notes

123

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Electric (continued)			Engineering & Construction (continued)
Cleco Corp	12,742	$ 486	Dycom Industries Inc (a)	1,430	$ 30
El Paso Electric Co	12,246	424	EMCOR Group Inc	22,883	613
Empire District Electric Co/The	8,840	187	Granite Construction Inc	1,654	39
IDACORP Inc	15,049	639	Layne Christensen Co (a)	959	23
MGE Energy Inc	3,913	183	MasTec Inc (a)	17,300	300
NorthWestern Corp	12,006	429	Michael Baker Corp (a)	6,623	130
Ormat Technologies Inc	786	14	Sterling Construction Co Inc (a)	1,260	14
Otter Tail Corp	1,499	33	Tutor Perini Corp (a)	1,520	19
Pike Electric Corp (a)	1,267	9	VSE Corp	4,009	97
PNM Resources Inc	4,960	90			$ 1,303
Portland General Electric Co	16,675	422
UIL Holdings Corp	5,835	207	Entertainment - 0.54%
Unisource Energy Corp	14,131	522	Churchill Downs Inc	489	26
Unitil Corp	845	24	Cinemark Holdings Inc	647	12
Westar Energy Inc	14,500	417	International Speedway Corp	1,455	37
			Isle of Capri Casinos Inc (a)	12,300	57
		$ 4,460	Multimedia Games Holding Co Inc (a)	1,882	15
Electrical Components & Equipment - 0.63%			Pinnacle Entertainment Inc (a)	2,880	29
Advanced Energy Industries Inc (a)	2,185	23	Scientific Games Corp (a)	22,459	218
Belden Inc	1,703	57	Shuffle Master Inc (a)	771	9
Encore Wire Corp	944	24	Speedway Motorsports Inc	7,900	121
EnerSys (a)	13,860	360	Vail Resorts Inc	380	16
Generac Holdings Inc (a)	783	22			$ 540
Littelfuse Inc	2,906	125
Powell Industries Inc (a)	687	22	Environmental Control - 0.45%
			Darling International Inc (a)	11,400	151
Power-One Inc (a)	314	1
			EnergySolutions Inc (a)	74,920	232
		$ 634	Metalico Inc (a)	4,767	16
Electronics - 1.09%			Tetra Tech Inc (a)	2,422	52
Analogic Corp	243	14			$ 451
Badger Meter Inc	195	6
Bel Fuse Inc	762	14	Food - 1.25%
Benchmark Electronics Inc (a)	3,054	41	Arden Group Inc	35	3
Brady Corp	2,119	67	B&G Foods Inc	6,943	167
Checkpoint Systems Inc (a)	5,689	63	Cal-Maine Foods Inc	651	24
			Chefs' Warehouse Inc/The (a)	350	6
Coherent Inc (a)	314	16
			Chiquita Brands International Inc (a)	2,346	20
CTS Corp	2,657	24	Dole Food Co Inc (a)	2,257	20
Cymer Inc (a)	1,011	50
Daktronics Inc	8,013	76	Fresh Del Monte Produce Inc	1,785	45
			Hain Celestial Group Inc (a)	1,320	48
DDi Corp	6,724	63
Electro Scientific Industries Inc	1,598	23	Imperial Sugar Co	4,300	15
ESCO Technologies Inc	963	28	Ingles Markets Inc	946	14
FEI Co (a)	4,127	168	Nash Finch Co	519	15
Kemet Corp (a)	2,102	15	Ruddick Corp	1,118	48
Methode Electronics Inc	1,869	16	Sanderson Farms Inc	1,081	54
			Seaboard Corp (a)	16	33
Multi-Fineline Electronix Inc (a)	560	12
			Seneca Foods Corp (a)	643	17
Newport Corp (a)	1,288	18
			Smart Balance Inc (a)	2,345	13
OSI Systems Inc (a)	332	16
Park Electrochemical Corp	1,040	27	Snyders-Lance Inc	2,023	46
Plexus Corp (a)	267	7	Spartan Stores Inc	29,063	537
Rofin-Sinar Technologies Inc (a)	758	17	Tootsie Roll Industries Inc	185	4
			TreeHouse Foods Inc (a)	714	47
Rogers Corp (a)	456	17
Sanmina-SCI Corp (a)	4,040	38	Village Super Market Inc	467	13
TTM Technologies Inc (a)	14,690	161	Weis Markets Inc	551	22
			Winn-Dixie Stores Inc (a)	4,385	41
Viasystems Group Inc (a)	194	3
Vishay Precision Group Inc (a)	958	15			$ 1,252
Watts Water Technologies Inc	1,356	46	Forest Products & Paper - 1.21%
X-Rite Inc (a)	2,602	12	Boise Inc	5,071	36
Zygo Corp (a)	1,056	19	Buckeye Technologies Inc	22,359	748
		$ 1,092	Clearwater Paper Corp (a)	1,018	36
Energy - Alternate Sources - 0.20%			Domtar Corp	1,600	128
			KapStone Paper and Packaging Corp (a)	1,923	30
FutureFuel Corp	1,900	23
Green Plains Renewable Energy Inc (a)	16,126	158	Neenah Paper Inc	570	13
KiOR Inc (a)	217	2	PH Glatfelter Co	6,566	93
REX American Resources Corp (a)	532	12	Schweitzer-Mauduit International Inc	1,643	109
Solazyme Inc (a)	500	6	Wausau Paper Corp	2,133	18
		$ 201			$ 1,211

Engineering & Construction - 1.30%			Gas - 2.51%
Aegion Corp (a)	1,924	30	AGL Resources Inc	1,681	71
Argan Inc	500	8	Chesapeake Utilities Corp	2,504	109
			Laclede Group Inc/The	8,153	330

See accompanying notes

124

Schedule of Investments SmallCap Value Account I December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Gas (continued)			Holding Companies - Diversified - 0.03%
New Jersey Resources Corp	8,022	$ 395	Compass Diversified Holdings	1,986	$ 24
Northwest Natural Gas Co	1,170	56	Primoris Services Corp	254	4
Piedmont Natural Gas Co Inc	3,161	107			$ 28
South Jersey Industries Inc	4,853	276
Southwest Gas Corp	13,826	587	Home Builders - 0.14%
			Cavco Industries Inc (a)	535	22
WGL Holdings Inc	13,373	591
		$ 2,522	KB Home	3,282	22
			MDC Holdings Inc	1,599	28
Hand & Machine Tools - 0.23%			Meritage Homes Corp (a)	1,197	28
Franklin Electric Co Inc	142	6	Ryland Group Inc/The	1,978	31
Regal-Beloit Corp	4,500	230	Standard Pacific Corp (a)	4,692	15
		$ 236			$ 146

Healthcare - Products - 0.80%			Home Furnishings - 0.29%
Accuray Inc (a)	612	3	American Woodmark Corp (a)	737	10
Affymetrix Inc (a)	5,539	23	Ethan Allen Interiors Inc	794	19
Alphatec Holdings Inc (a)	4,161	7	La-Z-Boy Inc (a)	3,375	41
AngioDynamics Inc (a)	1,237	18	Sealy Corp (a)	3,699	6
Biolase Technology Inc (a)	1,821	5	Select Comfort Corp (a)	7,831	170
Cantel Medical Corp	641	18	Skullcandy Inc (a)	2,189	27
CardioNet Inc (a)	1,414	3	Universal Electronics Inc (a)	665	11
Chindex International Inc (a)	498	4	VOXX International Corp (a)	1,267	11
Columbia Laboratories Inc (a)	1,050	3			$ 295
CONMED Corp (a)	1,342	34
CryoLife Inc (a)	2,022	10	Housewares - 0.07%
Cynosure Inc (a)	732	9	Lifetime Brands Inc	6,212	75
Exactech Inc (a)	190	3
Greatbatch Inc (a)	20,364	450	Insurance - 4.90%
Hanger Orthopedic Group Inc (a)	1,234	23	Alterra Capital Holdings Ltd	12,725	301
ICU Medical Inc (a)	439	20	American Equity Investment Life Holding Co	52,398	545
Invacare Corp	1,292	20	American Safety Insurance Holdings Ltd (a)	4,508	98
IRIS International Inc (a)	382	3	Amerisafe Inc (a)	16,652	387
Medical Action Industries Inc (a)	690	4	Amtrust Financial Services Inc	9,361	222
Natus Medical Inc (a)	1,043	10	Argo Group International Holdings Ltd	1,214	35
Palomar Medical Technologies Inc (a)	1,493	14	Aspen Insurance Holdings Ltd	8,000	212
Solta Medical Inc (a)	4,533	14	Assured Guaranty Ltd	13,300	175
STAAR Surgical Co (a)	365	4	Citizens Inc/TX (a)	1,943	19
SurModics Inc (a)	1,141	17	CNO Financial Group Inc (a)	102,076	645
Symmetry Medical Inc (a)	2,109	17	Delphi Financial Group Inc	15,502	686
West Pharmaceutical Services Inc	717	27	Donegal Group Inc	581	8
Wright Medical Group Inc (a)	1,849	30	eHealth Inc (a)	1,109	16
Young Innovations Inc	284	8	Employers Holdings Inc	1,943	35
		$ 801	Enstar Group Ltd (a)	295	29
Healthcare - Services - 1.90%			FBL Financial Group Inc	2,289	77
Almost Family Inc (a)	3,815	63	First American Financial Corp	5,300	67
Amedisys Inc (a)	1,396	15	Flagstone Reinsurance Holdings SA	2,105	17
			Global Indemnity PLC (a)	1,066	21
American Dental Partners Inc (a)	1,164	22
			Greenlight Capital Re Ltd (a)	1,124	27
AMERIGROUP Corp (a)	7,200	425
Amsurg Corp (a)	1,496	39	Harleysville Group Inc	600	34
			Hilltop Holdings Inc (a)	1,706	14
Assisted Living Concepts Inc	3,936	59
Capital Senior Living Corp (a)	1,394	11	Horace Mann Educators Corp	2,946	41
Centene Corp (a)	889	35	Independence Holding Co	550	4
Five Star Quality Care Inc (a)	13,338	40	Infinity Property & Casualty Corp	627	36
Gentiva Health Services Inc (a)	2,359	16	Kansas City Life Insurance Co	330	11
HealthSouth Corp (a)	4,671	83	Maiden Holdings Ltd	2,503	22
Healthspring Inc (a)	1,523	83	Meadowbrook Insurance Group Inc	14,286	153
			MGIC Investment Corp (a)	8,004	30
Healthways Inc (a)	2,629	18
Kindred Healthcare Inc (a)	2,542	30	Montpelier Re Holdings Ltd ADR	2,747	49
LHC Group Inc (a)	1,125	14	National Interstate Corp	454	11
Magellan Health Services Inc (a)	5,675	281	National Western Life Insurance Co	172	23
			Navigators Group Inc/The (a)	580	28
Molina Healthcare Inc (a)	1,281	29
National Healthcare Corp	489	21	OneBeacon Insurance Group Ltd	965	15
Select Medical Holdings Corp (a)	2,522	21	Platinum Underwriters Holdings Ltd	1,596	54
Skilled Healthcare Group Inc (a)	1,348	7	Presidential Life Corp	1,605	16
Sun Healthcare Group Inc (a)	1,948	8	Primerica Inc	1,673	39
Sunrise Senior Living Inc (a)	1,081	7	ProAssurance Corp	2,756	220
Triple-S Management Corp (a)	25,046	501	Radian Group Inc	5,788	14
Universal American Corp/NY	1,557	20	RLI Corp	927	68
Vanguard Health Systems Inc (a)	5,793	59	Safety Insurance Group Inc	641	26
			Selective Insurance Group Inc	10,522	186
		$ 1,907	Stewart Information Services Corp	1,428	16

See accompanying notes

125

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Insurance (continued)			Machinery - Diversified (continued)
Symetra Financial Corp	11,624	$ 105	Briggs & Stratton Corp	45,558	$ 706
Tower Group Inc	2,806	57	Cascade Corp	1,127	53
United Fire & Casualty Co	919	19	Columbus McKinnon Corp/NY (a)	312	4
Universal Insurance Holdings Inc	1,355	5	Global Power Equipment Group Inc (a)	584	14
		$ 4,918	Hurco Cos Inc (a)	481	10
			Intermec Inc (a)	2,980	21
Internet - 0.54%			Intevac Inc (a)	4,600	34
1-800-Flowers.com Inc (a)	1,919	4
			Kadant Inc (a)	8,113	183
Archipelago Learning Inc (a)	408	4
Blue Coat Systems Inc (a)	1,368	35	NACCO Industries Inc	284	25
Boingo Wireless Inc (a)	3,500	30	Robbins & Myers Inc	2,160	105
Digital River Inc (a)	1,522	23			$ 1,803
Earthlink Inc	5,336	34	Media - 0.85%
ePlus Inc (a)	284	8	Belo Corp	3,226	20
eResearchTechnology Inc (a)	1,776	8	Courier Corp	2,808	33
InfoSpace Inc (a)	2,514	28	Crown Media Holdings Inc (a)	1,727	2
Internap Network Services Corp (a)	562	3	Cumulus Media Inc (a)	2,353	8
KIT Digital Inc (a)	1,509	13	Digital Generation Inc (a)	477	6
Orbitz Worldwide Inc (a)	1,630	6	Dolan Co/The (a)	8,571	73
Pandora Media Inc (a)	3,300	33	Entercom Communications Corp (a)	38,709	238
QuinStreet Inc (a)	1,815	17	Fisher Communications Inc (a)	660	19
S1 Corp (a)	2,281	22	Gray Television Inc (a)	3,789	6
Safeguard Scientifics Inc (a)	882	14	Journal Communications Inc (a)	32,980	146
TeleCommunication Systems Inc (a)	12,492	29	Knology Inc (a)	153	2
United Online Inc	40,313	220	LIN TV Corp (a)	23,069	98
XO Group Inc (a)	1,079	9	McClatchy Co/The (a)	4,317	10
		$ 540	Meredith Corp	1,796	59
			New York Times Co/The (a)	6,780	52
Investment Companies - 0.78%			Nexstar Broadcasting Group Inc (a)	805	6
Apollo Investment Corp	8,501	55	Saga Communications Inc (a)	268	10
Arlington Asset Investment Corp	505	11	Scholastic Corp	1,317	39
BlackRock Kelso Capital Corp	3,679	30	Sinclair Broadcast Group Inc	2,322	26
Fifth Street Finance Corp	3,639	35			$ 853
Gladstone Capital Corp	4,100	31
Golub Capital BDC Inc	766	12	Metal Fabrication & Hardware - 0.60%
Kohlberg Capital Corp	1,501	9	Ampco-Pittsburgh Corp	603	12
Main Street Capital Corp	1,166	25	Haynes International Inc	210	11
MCG Capital Corp	18,800	75	Kaydon Corp	1,610	49
Medallion Financial Corp	1,146	13	LB Foster Co	5,534	157
New Mountain Finance Corp	544	7	Mueller Industries Inc	1,644	63
PennantPark Investment Corp	2,232	23	Mueller Water Products Inc - Class A	6,631	16
Prospect Capital Corp	40,680	378	RBC Bearings Inc (a)	339	14
Solar Capital Ltd	1,795	40	RTI International Metals Inc (a)	1,309	30
TICC Capital Corp	2,483	21	Worthington Industries Inc	15,467	254
Triangle Capital Corp	1,176	22			$ 606

		$ 787	Mining - 0.86%
Leisure Products & Services - 0.08%			Century Aluminum Co (a)	6,481	55
Arctic Cat Inc (a)	951	21	Coeur d'Alene Mines Corp (a)	23,807	575
Callaway Golf Co	2,745	15	Golden Star Resources Ltd (a)	11,027	18
Johnson Outdoors Inc (a)	373	6	Horsehead Holding Corp (a)	2,040	19
Life Time Fitness Inc (a)	297	14	Jaguar Mining Inc (a)	4,355	28
Marine Products Corp	397	2	Kaiser Aluminum Corp	476	22
Town Sports International Holdings Inc (a)	2,685	20	Materion Corp (a)	941	23
		$ 78	Revett Minerals Inc (a)	9,439	45
			Thompson Creek Metals Co Inc (a)	6,642	46
Lodging - 0.11%			United States Lime & Minerals Inc (a)	156	9
Boyd Gaming Corp (a)	2,712	20
			USEC Inc (a)	8,956	10
Gaylord Entertainment Co (a)	1,525	37
			Vista Gold Corp (a)	4,668	14
Marcus Corp	1,589	20			$ 864
Monarch Casino & Resort Inc (a)	664	7
Orient-Express Hotels Ltd (a)	4,065	30	Miscellaneous Manufacturing - 1.23%
		$ 114	Actuant Corp	4,812	109
			AO Smith Corp	1,675	67
Machinery - Construction & Mining - 0.03%			Barnes Group Inc	2,708	65
Astec Industries Inc (a)	991	32
			Brink's Co/The	467	13
			Ceradyne Inc (a)	4,122	111
Machinery - Diversified - 1.80%			Chase Corp	479	7
Alamo Group Inc	449	12	CLARCOR Inc	188	9
Albany International Corp	1,141	26	EnPro Industries Inc (a)	15,579	514
Altra Holdings Inc (a)	2,600	49	GP Strategies Corp (a)	5,108	69
Applied Industrial Technologies Inc	15,950	561	Handy & Harman Ltd (a)	389	4

See accompanying notes

126

Schedule of Investments SmallCap Value Account I December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Miscellaneous Manufacturing (continued)			Pharmaceuticals (continued)
Hexcel Corp (a)	750	$ 18	Cornerstone Therapeutics Inc (a)	665	$ 4
John Bean Technologies Corp	153	2	Hi-Tech Pharmacal Co Inc (a)	535	21
Koppers Holdings Inc	2,200	76	Idenix Pharmaceuticals Inc (a)	37,700	281
Lydall Inc (a)	1,289	12	Medicis Pharmaceutical Corp	515	17
Movado Group Inc	878	16	Neurocrine Biosciences Inc (a)	1,043	9
Myers Industries Inc	1,493	18	Nutraceutical International Corp (a)	2,648	30
Standex International Corp	2,506	85	Omega Protein Corp (a)	1,306	9
STR Holdings Inc (a)	2,339	19	Par Pharmaceutical Cos Inc (a)	6,427	210
Tredegar Corp	1,155	26	PharMerica Corp (a)	18,405	279
		$ 1,240	Progenics Pharmaceuticals Inc (a)	588	5
			Savient Pharmaceuticals Inc (a)	1,589	4
Office Furnishings - 0.12%			Schiff Nutrition International Inc (a)	655	7
Knoll Inc	6,500	96	Viropharma Inc (a)	3,600	99
Steelcase Inc	3,469	26	XenoPort Inc (a)	491	2
		$ 122			$ 1,327

Oil & Gas - 1.87%			Pipelines - 0.06%
Alon USA Energy Inc	202	2	Crosstex Energy Inc	325	4
Berry Petroleum Co	4,800	202	SemGroup Corp (a)	2,037	53
Bill Barrett Corp (a)	2,142	73
Bonanza Creek Energy Inc (a)	3,000	37			$ 57
Comstock Resources Inc (a)	2,356	36	Private Equity - 0.15%
CVR Energy Inc	14,500	272	American Capital Ltd (a)	17,700	119
Delek US Holdings Inc	1,046	12	Gladstone Investment Corp	1,711	13
Endeavour International Corp (a)	2,917	25	Hercules Technology Growth Capital Inc	2,227	21
Energy Partners Ltd (a)	5,518	81			$ 153
GeoResources Inc (a)	607	18
Gulfport Energy Corp (a)	4,900	144	Publicly Traded Investment Fund - 0.01%
Harvest Natural Resources Inc (a)	2,669	20	THL Credit Inc	693	8
Hercules Offshore Inc (a)	5,881	26
Parker Drilling Co (a)	5,945	43	Real Estate - 0.09%
Petroleum Development Corp (a)	1,173	41	Forestar Group Inc (a)	1,582	24
Petroquest Energy Inc (a)	3,345	22	Sovran Self Storage Inc	1,450	62
Stone Energy Corp (a)	3,800	100			$ 86
Swift Energy Co (a)	2,083	62
Vaalco Energy Inc (a)	22,587	136	REITS - 12.25%
Venoco Inc (a)	1,763	12	Acadia Realty Trust	1,648	33
W&T Offshore Inc	19,900	422	American Campus Communities Inc	13,657	573
Warren Resources Inc (a)	18,962	62	American Capital Agency Corp	22,000	618
Western Refining Inc	2,541	33	American Capital Mortgage Investment Corp	516	10
		$ 1,881	Anworth Mortgage Asset Corp	84,426	531
			Apollo Commercial Real Estate Finance Inc	1,602	21
Oil & Gas Services - 1.07%			ARMOUR Residential REIT Inc	3,010	21
C&J Energy Services Inc (a)	4,445	93	Ashford Hospitality Trust Inc	45,764	366
Cal Dive International Inc (a)	12,000	27	Associated Estates Realty Corp	2,423	38
Complete Production Services Inc (a)	8,300	279	BioMed Realty Trust Inc	6,873	124
Dawson Geophysical Co (a)	444	18	CapLease Inc	39,800	161
Exterran Holdings Inc (a)	2,726	25	Capstead Mortgage Corp	48,140	598
Gulf Island Fabrication Inc	1,612	47	CBL & Associates Properties Inc	4,510	71
Helix Energy Solutions Group Inc (a)	14,296	226	Cedar Realty Trust Inc	4,600	20
Hornbeck Offshore Services Inc (a)	1,120	35	Chesapeake Lodging Trust	1,371	21
Key Energy Services Inc (a)	971	15	Cogdell Spencer Inc	24,000	102
Matrix Service Co (a)	1,735	16	Colonial Properties Trust	13,171	274
Mitcham Industries Inc (a)	343	8	Colony Financial Inc	1,723	27
Natural Gas Services Group Inc (a)	941	14	Coresite Realty Corp	6,535	116
Newpark Resources Inc (a)	8,225	78	Cousins Properties Inc	4,778	31
Pioneer Drilling Co (a)	867	8	CreXus Investment Corp	2,517	26
RPC Inc	4,393	80	CubeSmart	5,271	56
Tesco Corp (a)	427	5	CYS Investments Inc	3,521	46
Tetra Technologies Inc (a)	10,655	99	DCT Industrial Trust Inc	69,007	354
Union Drilling Inc (a)	1,138	7	DDR Corp	7,900	96
		$ 1,080	DiamondRock Hospitality Co	42,733	412
Packaging & Containers - 0.53%			DuPont Fabros Technology Inc	1,874	45
Graphic Packaging Holding Co (a)	33,207	141	Dynex Capital Inc	2,111	19
Rock-Tenn Co	6,700	387	EastGroup Properties Inc	3,662	159
			Education Realty Trust Inc	3,826	39
		$ 528	Entertainment Properties Trust	6,743	295
Pharmaceuticals - 1.32%			Equity Lifestyle Properties Inc	3,899	260
Achillion Pharmaceuticals Inc (a)	7,600	58	Equity One Inc	2,774	47
Alkermes PLC (a)	16,300	283	Excel Trust Inc	1,345	16
Array BioPharma Inc (a)	2,480	5	Extra Space Storage Inc	7,667	186
BioScrip Inc (a)	736	4	First Industrial Realty Trust Inc (a)	62,410	638

See accompanying notes

127

Schedule of Investments
SmallCap Value Account I
December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

REITS (continued)			Retail (continued)
First Potomac Realty Trust	2,606	$ 34	Collective Brands Inc (a)	2,720	$ 39
Franklin Street Properties Corp	3,597	36	Conn's Inc (a)	52,623	584
Getty Realty Corp	4,100	57	Cost Plus Inc (a)	521	5
Gladstone Commercial Corp	421	7	Cracker Barrel Old Country Store Inc	12,696	640
Government Properties Income Trust	1,860	42	Denny's Corp (a)	2,042	8
Hatteras Financial Corp	3,222	85	Dillard's Inc	4,100	184
Healthcare Realty Trust Inc	4,007	74	Domino's Pizza Inc (a)	1,889	64
Hersha Hospitality Trust	5,976	29	Dunkin' Brands Group Inc (a)	850	21
Highwoods Properties Inc	907	27	Finish Line Inc/The	20,983	404
Home Properties Inc	1,400	81	Fred's Inc	1,974	29
Hudson Pacific Properties Inc	1,732	25	Genesco Inc (a)	1,058	65
Inland Real Estate Corp	3,942	30	Gordmans Stores Inc (a)	21	—
Invesco Mortgage Capital Inc	9,681	136	Group 1 Automotive Inc	4,487	232
Investors Real Estate Trust	3,359	25	hhgregg Inc (a)	6,475	93
iStar Financial Inc (a)	3,998	21	HOT Topic Inc	2,254	15
Kilroy Realty Corp	1,533	58	Jack in the Box Inc (a)	2,221	46
Kite Realty Group Trust	16,200	73	Kirkland's Inc (a)	1,253	17
LaSalle Hotel Properties	7,531	182	Lithia Motors Inc	1,091	24
Lexington Realty Trust	62,664	469	Liz Claiborne Inc (a)	3,828	33
LTC Properties Inc	10,623	328	McCormick & Schmick's Seafood Restaurants	997	9
Medical Properties Trust Inc	5,929	59	Inc (a)
MFA Financial Inc	61,882	416	Men's Wearhouse Inc	2,110	68
Mission West Properties Inc	1,370	12	New York & Co Inc (a)	1,836	5
Monmouth Real Estate Investment Corp	2,649	24	Office Depot Inc (a)	11,838	25
National Health Investors Inc	713	31	OfficeMax Inc (a)	3,680	17
National Retail Properties Inc	12,211	323	Pantry Inc/The (a)	20,200	242
NorthStar Realty Finance Corp	4,088	20	Papa John's International Inc (a)	400	15
Omega Healthcare Investors Inc	29,900	579	PC Connection Inc	724	8
One Liberty Properties Inc	858	14	Penske Automotive Group Inc	2,206	42
Parkway Properties Inc/Md	28,700	283	PEP Boys-Manny Moe & Jack/The	2,702	30
Pebblebrook Hotel Trust	2,178	42	PF Chang's China Bistro Inc	137	4
Pennsylvania Real Estate Investment Trust	67,633	706	Pier 1 Imports Inc (a)	3,597	50
PennyMac Mortgage Investment Trust	1,435	24	Red Robin Gourmet Burgers Inc (a)	98	3
Post Properties Inc	2,609	114	Regis Corp	2,910	48
Potlatch Corp	967	30	Rite Aid Corp (a)	26,936	34
PS Business Parks Inc	2,168	121	Ruby Tuesday Inc (a)	3,281	23
Ramco-Gershenson Properties Trust	10,383	103	Rush Enterprises Inc - Class A (a)	1,611	34
Redwood Trust Inc	3,448	35	Ruth's Hospitality Group Inc (a)	2,187	11
Resource Capital Corp	3,048	17	Saks Inc (a)	5,701	56
Retail Opportunity Investments Corp	2,263	27	Shoe Carnival Inc (a)	684	18
RLJ Lodging Trust	1,174	20	Sonic Automotive Inc	1,989	29
Senior Housing Properties Trust	18,200	408	Stage Stores Inc	1,794	25
Starwood Property Trust Inc	3,991	74	Stein Mart Inc (a)	2,054	14
Strategic Hotels & Resorts Inc (a)	5,568	30	Steinway Musical Instruments Inc (a)	496	12
Sun Communities Inc	5,412	198	Susser Holdings Corp (a)	603	14
Sunstone Hotel Investors Inc (a)	5,060	41	Systemax Inc (a)	762	13
Two Harbors Investment Corp	6,191	57	Teavana Holdings Inc (a)	1,569	30
UMH Properties Inc	865	8	Texas Roadhouse Inc	305	5
Universal Health Realty Income Trust	431	17	West Marine Inc (a)	1,055	12
Urstadt Biddle Properties Inc	1,049	19	Wet Seal Inc/The (a)	4,592	15
Washington Real Estate Investment Trust	2,529	69	World Fuel Services Corp	4,602	193
Winthrop Realty Trust	10,500	107			$ 5,300

		$ 12,297	Savings & Loans - 1.12%
Retail - 5.28%			Astoria Financial Corp	4,225	36
99 Cents Only Stores (a)	2,049	45	B of I Holding Inc (a)	646	10
America's Car-Mart Inc (a)	370	14	Bank Mutual Corp	3,557	11
Asbury Automotive Group Inc (a)	1,443	31	BankFinancial Corp	3,100	17
Barnes & Noble Inc (a)	1,239	18	Beneficial Mutual Bancorp Inc (a)	2,574	21
Bebe Stores Inc	3,018	25	Berkshire Hills Bancorp Inc	4,415	98
Benihana Inc	996	10	Brookline Bancorp Inc	7,521	63
Biglari Holdings Inc (a)	55	20	Charter Financial Corp/GA	508	5
Bob Evans Farms Inc	1,504	50	Clifton Savings Bancorp Inc	576	5
Brown Shoe Co Inc	1,891	17	Dime Community Bancshares Inc	5,536	70
Build-A-Bear Workshop Inc (a)	1,249	11	ESB Financial Corp	929	13
Cabela's Inc (a)	33,648	856	ESSA Bancorp Inc	848	9
Caribou Coffee Co Inc (a)	517	7	First Defiance Financial Corp	727	11
Cash America International Inc	10,299	481	First Financial Holdings Inc	1,298	12
Casual Male Retail Group Inc (a)	3,152	11	First Niagara Financial Group Inc	16,546	143
Charming Shoppes Inc (a)	5,896	29	Flushing Financial Corp	6,798	86
Childrens Place Retail Stores Inc/The (a)	1,289	68	Fox Chase Bancorp Inc	1,088	14

See accompanying notes

128

Schedule of Investments SmallCap Value Account I December 31, 2011

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000's)

Savings & Loans (continued)			Software (continued)
Home Federal Bancorp Inc/ID	1,301	$ 14	MedAssets Inc (a)	49,664	$ 459
Investors Bancorp Inc (a)	1,706	23	Omnicell Inc (a)	1,285	21
Kearny Financial Corp	1,001	9	Progress Software Corp (a)	1,324	26
Northfield Bancorp Inc/NJ	1,374	19	Quest Software Inc (a)	5,065	94
Northwest Bancshares Inc	5,364	67	Seachange International Inc (a)	1,124	8
OceanFirst Financial Corp	4,840	63	SS&C Technologies Holdings Inc (a)	1,248	23
Oritani Financial Corp	2,239	29	SYNNEX Corp (a)	6,765	207
Provident Financial Services Inc	10,236	137	Take-Two Interactive Software Inc (a)	45,300	614
Provident New York Bancorp	2,837	19	Tangoe Inc (a)	1,000	15
Rockville Financial Inc	2,300	24			$ 2,734
Territorial Bancorp Inc	941	19
United Financial Bancorp Inc	1,202	19	Storage & Warehousing - 0.23%
			Mobile Mini Inc (a)	1,335	23
ViewPoint Financial Group	1,777	23	Wesco Aircraft Holdings Inc (a)	14,911	209
WSFS Financial Corp	1,000	36
		$ 1,125			$ 232

Semiconductors - 2.47%			Telecommunications - 2.91%
Alpha & Omega Semiconductor Ltd (a)	1,099	8	Alaska Communications Systems Group Inc	2,693	8
			Anaren Inc (a)	1,022	17
Amkor Technology Inc (a)	90,704	395
			Anixter International Inc (a)	3,020	180
ATMI Inc (a)	1,498	30
			Arris Group Inc (a)	31,895	345
AXT Inc (a)	1,435	6
Brooks Automation Inc	14,519	149	Atlantic Tele-Network Inc	537	21
Cabot Microelectronics Corp (a)	909	43	Black Box Corp	9,710	273
			Cincinnati Bell Inc (a)	108,347	328
Cohu Inc	1,798	20
CSR PLC ADR(a)	303	4	Communications Systems Inc	497	7
DSP Group Inc (a)	8,550	44	Comtech Telecommunications Corp	6,039	172
Emulex Corp (a)	3,856	27	Consolidated Communications Holdings Inc	16,352	312
			Extreme Networks (a)	4,938	14
Entegris Inc (a)	22,384	196
			GeoEye Inc (a)	1,040	23
FormFactor Inc (a)	2,211	11
			Globecomm Systems Inc (a)	505	7
GSI Group Inc (a)	2,001	21
			Harmonic Inc (a)	4,494	23
GSI Technology Inc (a)	9,008	42
			Infinera Corp (a)	4,177	26
Integrated Device Technology Inc (a)	2,706	15
			Iridium Communications Inc (a)	2,864	22
Integrated Silicon Solution Inc (a)	14,702	134
			Leap Wireless International Inc (a)	2,062	19
Intermolecular Inc (a)	6,900	59
			Loral Space & Communications Inc (a)	429	28
IXYS Corp (a)	4,689	51
			Neutral Tandem Inc (a)	1,783	19
Kulicke & Soffa Industries Inc (a)	3,612	33
			Oplink Communications Inc (a)	3,813	63
Lattice Semiconductor Corp (a)	4,090	24
LTX-Credence Corp (a)	48,105	257	Plantronics Inc	6,962	248
Mindspeed Technologies Inc (a)	35,444	162	Preformed Line Products Co	150	9
			Premiere Global Services Inc (a)	48,721	412
MIPS Technologies Inc (a)	1,151	5
			RF Micro Devices Inc (a)	12,401	67
MKS Instruments Inc	6,822	190	Sonus Networks Inc (a)	8,306	20
Monolithic Power Systems Inc (a)	519	8
Nanometrics Inc (a)	1,010	19	SureWest Communications	987	12
			Sycamore Networks Inc (a)	819	15
Omnivision Technologies Inc (a)	943	12
			Symmetricom Inc (a)	9,660	52
Pericom Semiconductor Corp (a)	1,740	13
			Tekelec (a)	8,015	88
Photronics Inc (a)	8,321	51
			TeleNav Inc (a)	74	1
PMC - Sierra Inc (a)	13,300	73
Rudolph Technologies Inc (a)	2,360	22	USA Mobility Inc	1,736	24
			ViaSat Inc (a)	971	45
Semtech Corp (a)	3,400	84
			Vonage Holdings Corp (a)	6,140	15
Sigma Designs Inc (a)	7,800	47
			Westell Technologies Inc (a)	3,971	9
Skyworks Solutions Inc (a)	3,800	62
Standard Microsystems Corp (a)	1,154	30			$ 2,924

Supertex Inc (a)	854	16	Textiles - 0.07%
Tessera Technologies Inc (a)	2,565	43	G&K Services Inc	912	27
Veeco Instruments Inc (a)	3,666	76	Unifirst Corp/MA	712	40
		$ 2,482			$ 67

Software - 2.72%			Toys, Games & Hobbies - 0.27%
Accelrys Inc (a)	2,362	16	Jakks Pacific Inc	18,227	257
Acxiom Corp (a)	3,948	48	Leapfrog Enterprises Inc (a)	3,208	18
Aspen Technology Inc (a)	7,000	121
CSG Systems International Inc (a)	5,219	77			$ 275
Digi International Inc (a)	7,940	88	Transportation - 1.49%
Dynavox Inc (a)	7,149	27	Air Transport Services Group Inc (a)	4,154	20
Ebix Inc	2,327	51	Arkansas Best Corp	1,264	24
EPIQ Systems Inc	6,527	78	Atlas Air Worldwide Holdings Inc (a)	14,257	547
Fair Isaac Corp	809	29	Bristow Group Inc	1,784	85
Imperva Inc (a)	700	24	DHT Holdings Inc	5,033	4
JDA Software Group Inc (a)	13,967	453	Excel Maritime Carriers Ltd (a)	3,539	5
Jive Software Inc (a)	1,400	22	Gulfmark Offshore Inc (a)	9,160	384
Mantech International Corp	7,438	233	International Shipholding Corp	426	8
			Knightsbridge Tankers Ltd	1,080	15

See accompanying notes

129

Schedule of Investments
SmallCap Value Account I
December 31, 2011

			Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value (000's)	Sector	Percent
			Financial	36 .28%
Transportation (continued)			Consumer, Non-cyclical	12 .76%
Marten Transport Ltd	985	$ 18	Industrial	12 .51%
Nordic American Tankers Ltd	2,069	25	Consumer, Cyclical	11 .02%
Pacer International Inc (a)	14,558	78	Utilities	7.23%
PHI Inc (a)	645	16	Technology	6.47%
Quality Distribution Inc (a)	13,479	152	Communications	4.33%
Roadrunner Transportation Systems Inc (a)	642	9	Basic Materials	3.91%
Ship Finance International Ltd	2,207	21	Energy	3.61%
Swift Transportation Co (a)	2,793	23	Diversified	0.03%
Teekay Tankers Ltd	3,271	11	Other Assets in Excess of Liabilities, Net	1.85%
Universal Truckload Services Inc	430	8	TOTAL NET ASSETS	100.00%
Werner Enterprises Inc	1,848	44
		$ 1,497

Trucking & Leasing - 0.36%
Amerco Inc	3,831	338
Greenbrier Cos Inc (a)	811	20
		$ 358

Water - 0.28%
American States Water Co	2,646	92
California Water Service Group	5,241	96
Consolidated Water Co Ltd	1,400	12
PICO Holdings Inc (a)	999	21
SJW Corp	611	14
York Water Co	2,600	46
		$ 281
TOTAL COMMON STOCKS		$ 96,614
	Maturity
REPURCHASE AGREEMENTS - 1.94%	Amount (000's)	Value (000's)

Banks - 1.94%
Investment in Joint Trading Account; Credit	$ 1,143	$ 1,143
Suisse Repurchase Agreement; 0.02%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $1,165,938; 0.00%; dated
05/15/12 - 08/15/41)
Investment in Joint Trading Account; Deutsche	381	381
Bank Repurchase Agreement; 0.05% dated
12/30/11 maturing 01/03/12 (collateralized
by US Government Securities; $388,646;
0.00% - 3.00%; dated 06/25/12 - 09/16/14)
Investment in Joint Trading Account; Merrill	423	423
Lynch Repurchase Agreement; 0.01%
dated 12/30/11 maturing 01/03/12
(collateralized by US Government
Securities; $431,828; 0.00% - 5.38%; dated
08/01/12 - 01/15/27)
		$ 1,947
TOTAL REPURCHASE AGREEMENTS		$ 1,947
Total Investments		$ 98,561
Other Assets in Excess of Liabilities, Net - 1.85%		$ 1,854
TOTAL NET ASSETS - 100.00%		$ 100,415

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:

Unrealized Appreciation	$ 11,196
Unrealized Depreciation	(8,592)
Net Unrealized Appreciation (Depreciation)	$ 2,604
Cost for federal income tax purposes	$ 95,957

All dollar amounts are shown in thousands (000's)

See accompanying notes

130

Schedule of Investments
SmallCap Value Account I
December 31, 2011

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; March 2012	Long	53 $	3,823	$ 3,916	$ 93
Total					$ 93
All dollar amounts are shown in thousands (000's)

See accompanying notes

131

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2011	$12.54	$0.27	($1.67)	($1.40)	($0.02)	$–	($0.02)	$11.12
2010	11.24	0.17	1.31	1.48	(0.18)	–	(0.18)	12.54
2009	9.25	0.18	2.28	2.46	(0.47)	–	(0.47)	11.24
2008	21.67	0.31	(8.44)	(8.13)	(0.30)	(3.99)	(4.29)	9.25
2007	20.64	0.30	2.96	3.26	(0.21)	(2.02)	(2.23)	21.67
Class 2 shares
2011	12.63	0.23	(1.66)	(1.43)	(0.02)	–	(0.02)	11.18
2010	11.32	0.14	1.32	1.46	(0.15)	–	(0.15)	12.63
2009	9.27	0.15	2.29	2.44	(0.39)	–	(0.39)	11.32
2008	21.71	0.31	(8.51)	(8.20)	(0.25)	(3.99)	(4.24)	9.27
2007(f)	20.27	0.23	3.38	3.61	(0.15)	(2.02)	(2.17)	21.71
EQUITY INCOME ACCOUNT
Class 1 shares
2011	14.80	0.50	0.30	0.80	(0.07)	–	(0.07)	15.53
2010	13.15	0.45	1.66	2.11	(0.46)	–	(0.46)	14.80
2009	11.60	0.39	1.84	2.23	(0.68)	–	(0.68)	13.15
2008	19.32	0.44	(6.53)	(6.09)	(0.41)	(1.22)	(1.63)	11.60
2007	19.39	0.40	0.66	1.06	(0.20)	(0.93)	(1.13)	19.32
Class 2 shares
2011	14.74	0.45	0.31	0.76	(0.07)	–	(0.07)	15.43
2010	13.10	0.40	1.66	2.06	(0.42)	–	(0.42)	14.74
2009	11.50	0.35	1.85	2.20	(0.60)	–	(0.60)	13.10
2008	19.17	0.40	(6.49)	(6.09)	(0.36)	(1.22)	(1.58)	11.50
2007	19.24	0.34	0.67	1.01	(0.15)	(0.93)	(1.08)	19.17
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2011	10.29	0.36	0.28	0.64	(0.02)	(0.01)	(0.03)	10.90
2010	10.07	0.38	0.20	0.58	(0.36)	–	(0.36)	10.29
2009	10.28	0.43	0.22	0.65	(0.86)	–	(0.86)	10.07
2008	10.49	0.48	(0.01)	0.47	(0.68)	–	(0.68)	10.28
2007	10.41	0.49	0.16	0.65	(0.57)	–	(0.57)	10.49
Class 2 shares
2011	10.32	0.34	0.27	0.61	(0.02)	(0.01)	(0.03)	10.90
2010	10.09	0.36	0.21	0.57	(0.34)	–	(0.34)	10.32
2009	10.26	0.41	0.21	0.62	(0.79)	–	(0.79)	10.09
2008	10.47	0.45	(0.01)	0.44	(0.65)	–	(0.65)	10.26
2007	10.39	0.46	0.17	0.63	(0.55)	–	(0.55)	10.47

See accompanying notes.

132

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Net Assets, End of	Ratio of Expenses
Total	Period (in	to Average Net	Ratio of Net Investment	Portfolio
Return(b)	thousands)	Assets	Income to Average Net Assets Turnover Rate

(11.17)%	$428,532	0.89%	2.17%	68.5%
13.18	532,545	0.89	1.47	110.0 (c)
27.30	364,176	0.91	1.85	105.5
(46.22)	286,421	0.92 (d)	2.07	100.4
16.09	576,345	0.90 (d)	1.41	113.8 (e)

(11.36)	1,952	1.14	1.91	68.5
12.91	2,466	1.14	1.27	110.0 (c)
26.84	2,427	1.16	1.59	105.5
(46.37)	2,338	1.17 (d)	1.91	100.4
18.09 (g)	8,072	1.15 (d),(h)	1.09 (h)	113.8 (e),(h)

5.44	624,366	0.48	3.28	19.9
16.18	538,727	0.51	3.25	23.2
20.00	392,951	0.54	3.33	44.0
(33.94)	304,321	0.51 (d)	2.86	86.8
5.24	513,914	0.49 (d)	2.01	84.0 (i)

5.17	25,498	0.73	3.00	19.9
15.88	29,323	0.76	2.97	23.2
19.76	30,836	0.79	3.08	44.0
(34.12)	34,738	0.76 (d)	2.57	86.8
5.00	76,666	0.74 (d)	1.74	84.0 (i)

6.23	453,864	0.51	3.42	83.8
5.85	489,048	0.50	3.64	79.1 (j)
6.47	233,789	0.50	4.18	22.4
4.68	152,711	0.51 (d)	4.63	9.9
6.58	226,615	0.50 (d)	4.73	6.2

5.90	1,215	0.76	3.17	83.8
5.65	1,457	0.75	3.45	79.1 (j)
6.21	1,675	0.75	3.99	22.4
4.41	2,085	0.76 (d)	4.38	9.9
6.21	3,322	0.75 (d)	4.47	6.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of International SmallCap Account.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.
(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.
(j)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Government & High Quality Bond Account.

See accompanying notes.

133

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment			Realized	and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
INCOME ACCOUNT
Class 1 shares
2011	$10.12	$0.56	$0.07	$0.63	($0.04)	$–	($0.04)	$10.71
2010	9.97	0.60	0.25	0.85	(0.70)	–	(0.70)	10.12
2009	9.36	0.62	1.03	1.65	(1.03)	(0.01)	(1.04)	9.97
2008	10.46	0.59	(0.93)	(0.34)	(0.75)	(0.01)	(0.76)	9.36
2007	10.55	0.60	0.01	0.61	(0.68)	(0.02)	(0.70)	10.46
Class 2 shares
2011	10.09	0.53	0.08	0.61	(0.04)	–	(0.04)	10.66
2010	9.95	0.58	0.23	0.81	(0.67)	–	(0.67)	10.09
2009	9.30	0.59	1.04	1.63	(0.97)	(0.01)	(0.98)	9.95
2008	10.40	0.56	(0.92)	(0.36)	(0.73)	(0.01)	(0.74)	9.30
2007	10.49	0.59	(0.01)	0.58	(0.65)	(0.02)	(0.67)	10.40
LARGECAP BLEND ACCOUNT II
Class 1 shares
2011	6.86	0.08	(0.09)	(0.01)	–	–	–	6.85
2010	6.21	0.07	0.74	0.81	(0.16)	–	(0.16)	6.86
2009	4.88	0.08	1.35	1.43	(0.10)	–	(0.10)	6.21
2008	12.59	0.10	(3.07)	(2.97)	(0.15)	(4.59)	(4.74)	4.88
2007	12.46	0.12	0.55	0.67	(0.09)	(0.45)	(0.54)	12.59
Class 2 shares
2011	6.91	0.07	(0.10)	(0.03)	–	–	–	6.88
2010	6.24	0.06	0.74	0.80	(0.13)	–	(0.13)	6.91
2009	4.89	0.07	1.35	1.42	(0.07)	–	(0.07)	6.24
2008	12.59	0.08	(3.07)	(2.99)	(0.12)	(4.59)	(4.71)	4.89
2007(e)	12.42	0.09	0.59	0.68	(0.06)	(0.45)	(0.51)	12.59
LARGECAP GROWTH ACCOUNT
Class 1 shares
2011	15.12	0.05	(0.69)	(0.64)	–	–	–	14.48
2010	12.78	0.01	2.34	2.35	(0.01)	–	(0.01)	15.12
2009	10.14	–	2.72	2.72	(0.08)	–	(0.08)	12.78
2008	17.92	0.07	(7.78)	(7.71)	(0.07)	–	(0.07)	10.14
2007	14.57	0.05	3.33	3.38	(0.03)	–	(0.03)	17.92
Class 2 shares
2011	15.11	0.01	(0.69)	(0.68)	–	–	–	14.43
2010	12.80	(0.03)	2.34	2.31	–	–	–	15.11
2009	10.13	(0.03)	2.74	2.71	(0.04)	–	(0.04)	12.80
2008	17.90	0.04	(7.78)	(7.74)	(0.03)	–	(0.03)	10.13
2007(i)	14.63	0.01	3.26	3.27	–	–	–	17.90

See accompanying notes.

134

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Net Assets, End of	Ratio of Expenses
Total	Period (in	to Average Net	Ratio of Net Investment	Portfolio
Return(b)	thousands)	Assets	Income to Average Net Assets	Turnover Rate

6.25%	$239,939	0.50%	5.36%	17.8%
8.65	225,114	0.50	5.81	17.0
18.37	196,424	0.51	6.33	23.6
(3.47)	120,854	0.51 (c)	5.93	13.9
5.90	170,478	0.50 (c)	5.76	9.1

6.05	4,360	0.75	5.11	17.8
8.26	5,135	0.75	5.58	17.0
18.17	6,260	0.76	6.11	23.6
(3.75)	7,912	0.76 (c)	5.66	13.9
5.77	13,390	0.75 (c)	5.68	9.1

(0.12)	161,200	0.75 (c)	1.21	42.5
13.25	182,047	0.75 (c)	1.15	34.7
29.67	183,485	0.75 (c)	1.51	79.0
(36.41)	159,837	0.77 (c)	1.30	62.7
5.21	271,426	0.74 (c)	0.96	80.0 (d)

(0.42)	739	1.00 (c)	0.96	42.5
12.97	850	1.00 (c)	0.90	34.7
29.28	832	1.00 (c)	1.27	79.0
(36.50)	875	1.02 (c)	1.00	62.7
5 .28 (f)	2,727	0 .99 (c),(g)	0 .69 (g)	80 .0 (d),(g)

(4.23)	181,559	0.69	0.31	56.6
18.38	207,114	0.69	0.04	61.1
27.01	241,670	0.69	0.01	89.5
(43.16)	173,642	0.69 (c)	0.50	87.6
23.20	395,726	0.68 (c)	0.34	105.4 (h)

(4.50)	561	0.94	0.05	56.6
18.05	691	0.94	(0.20)	61.1
26.80	635	0.94	(0.24)	89.5
(43.30)	538	0.94 (c)	0.24	87.6
22.35 (f)	1,372	0 .93 (c),(g)	0.09 (g)	105.4 (g),(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.
(i)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

See accompanying notes.

135

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
MIDCAP BLEND ACCOUNT
Class 1 shares
2011	$37.83	$0.23	$2.92	$3.15	$–	($0 .47)	($0.47)	$40.51
2010	31.25	0.46	7.00	7.46	(0.88)	–	(0.88)	37.83
2009	24.93	0.21	7.83	8.04	(0.24)	(1.48)	(1.72)	31.25
2008	42.05	0.18	(12.82)	(12.64)	(0.23)	(4.25)	(4.48)	24.93
2007	42.26	0.21	3.96	4.17	(0.28)	(4.10)	(4.38)	42.05
Class 2 shares
2011	37.82	0.13	2.91	3.04	–	(0.47)	(0.47)	40.39
2010	31.23	0.35	7.03	7.38	(0.79)	–	(0.79)	37.82
2009(c)	28.70	0.14	2.39	2.53	–	–	–	31.23
MONEY MARKET ACCOUNT
Class 1 shares
2011	1.00	–	–	–	–	–	–	1.00
2010	1.00	–	–	–	–	–	–	1.00
2009	1.00	–	–	–	–	–	–	1.00
2008	1.00	0.03	–	0.03	(0.03)	–	(0.03)	1.00
2007	1.00	0.05	–	0.05	(0.05)	–	(0.05)	1.00
Class 2 shares
2011	1.00	–	–	–	–	–	–	1.00
2010	1.00	–	–	–	–	–	–	1.00
2009	1.00	–	–	–	–	–	–	1.00
2008	1.00	0.02	–	0.02	(0.02)	–	(0.02)	1.00
2007(h)	1.00	0.04	–	0.04	(0.04)	–	(0.04)	1.00
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2011	21.47	0.24	(0.21)	0.03	–	(0.14)	(0.14)	21.36
2010	19.23	0.35	2.59	2.94	(0.32)	(0.38)	(0.70)	21.47
2009	15.05	0.17	4.28	4.45	(0.27)	–	(0.27)	19.23
2008	25.13	0.15	(7.79)	(7.64)	(0.24)	(2.20)	(2.44)	15.05
2007	24.06	0.20	1.89	2.09	(0.18)	(0.84)	(1.02)	25.13
Class 2 shares
2011	21.40	0.18	(0.21)	(0.03)	–	(0.14)	(0.14)	21.23
2010	19.17	0.31	2.57	2.88	(0.27)	(0.38)	(0.65)	21.40
2009	14.94	0.12	4.27	4.39	(0.16)	–	(0.16)	19.17
2008	24.97	0.10	(7.75)	(7.65)	(0.18)	(2.20)	(2.38)	14.94
2007	23.91	0.13	1.89	2.02	(0.12)	(0.84)	(0.96)	24.97

See accompanying notes.

136

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

				Ratio of Net
	Net Assets, End of		Ratio of Gross	Investment Income	Portfolio
	Period (in	Ratio of Expenses to	Expenses to	to Average Net	Turnover
Total Return(b)	thousands)	Average Net Assets	Average Net Assets	Assets	Rate

8.29%	$531,255	0.55%	–%	0.57%	28.9%
24.10	551,589	0.57	–	1.37	20.9
33.76	379,151	0.61	–	0.79	25.4
(33.92)	269,185	0.58	–	0.50	19.6
9.45	472,587	0.56	–	0.49	28.0

8.00	11,226	0.80	–	0.32	28.9
23.83	11,327	0.82	–	1.05	20.9
8.82 (d)	10,010	0.83 (e)	–	1.43 (e)	25.4 (e)

0.00	322,844	0.26	0.45 (f)	0.00	N/A
0.00	314,976	0.32	0.45 (f)	0.00	N/A
0.22	381,238	0.42	0.45 (f)	0.24	N/A
2.58	455,594	0.45 (g)	–	2.47	N/A
4.94	272,347	0.47 (g)	–	4.81	N/A

0.00	1,777	0.26	0.70 (f)	0.00	N/A
0.00	2,478	0.32	0.70 (f)	0.00	N/A
0.18	4,229	0.49	0.70 (f)	0.27	N/A
2.33	15,013	0.70 (g)	–	2.13	N/A
4.59 (d)	4,646	0.72 (e),(g)	–	4.55 (e)	N/A(e)

0.13	142,828	0.64	–	1.09	10.3
15.40	151,592	0.64	–	1.78	13.7
29.82	94,039	0.64	–	1.02	23.6
(33.37)	65,187	0.64 (g)	–	0.76	14.6
8.73	128,486	0.63 (g)	–	0.81	16.6

(0.15)	5,472	0.89	–	0.83	10.3
15.11	6,822	0.89	–	1.57	13.7
29.54	7,139	0.89	–	0.76	23.6
(33.56)	6,970	0.89 (g)	–	0.49	14.6
8.46	15,662	0.88 (g)	–	0.55	16.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from September 9, 2009 date operations commenced, through December 31, 2009
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager and/or Distributor.
(g)	Reflects Manager's contractual expense limit.
(h)	Period from January 8, 2007 date operations commenced, through December 31, 2007

See accompanying notes.

137

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment Realized					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2011	$13.21	$0.10	$1 .08	$1.18	$–	$–	$–	$14.39
2010	10.83	0.26	2 .49	2.75	(0.37)	–	(0.37)	13.21
2009	8.75	0.25	2 .19	2.44	(0.36)	–	(0.36)	10.83
2008	19.06	0.25	(4.11)	(3.86)	(0.41)	(6.04)	(6.45)	8.75
2007	26.09	0.35	(4.45)	(4.10)	(0.20)	(2.73)	(2.93)	19.06
Class 2 shares
2011	13.30	0.06	1 .10	1.16	–	–	–	14.46
2010	10.91	0.23	2 .50	2.73	(0.34)	–	(0.34)	13.30
2009	8.76	0.22	2 .22	2.44	(0.29)	–	(0.29)	10.91
2008	19.06	0.20	(4.10)	(3.90)	(0.36)	(6.04)	(6.40)	8.76
2007(e)	25.65	0.27	(4.00)	(3.73)	(0.13)	(2.73)	(2.86)	19.06
SAM BALANCED PORTFOLIO
Class 1 shares
2011	15.02	0.10	0 .06	0.16	(0.42)	–	(0.42)	14.76
2010	13.73	0.42	1 .38	1.80	(0.51)	–	(0.51)	15.02
2009	11.95	0.64	2 .05	2.69	(0.52)	(0.39)	(0.91)	13.73
2008	19.17	0.62	(4.93)	(4.31)	(0.71)	(2.20)	(2.91)	11.95
2007	18.09	0.64	0 .92	1.56	(0.48)	–	(0.48)	19.17
Class 2 shares
2011	14.92	0.06	0 .06	0.12	(0.38)	–	(0.38)	14.66
2010	13.64	0.36	1 .40	1.76	(0.48)	–	(0.48)	14.92
2009	11.85	0.56	2 .09	2.65	(0.47)	(0.39)	(0.86)	13.64
2008	19.04	0.64	(4.97)	(4.33)	(0.66)	(2.20)	(2.86)	11.85
2007	17.97	0.58	0 .92	1.50	(0.43)	–	(0.43)	19.04
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2011	11.68	0.10	0 .17	0.27	(0.37)	(0.11)	(0.48)	11.47
2010	10.94	0.40	0 .84	1.24	(0.50)	–	(0.50)	11.68
2009	9.49	0.65	1 .29	1.94	(0.34)	(0.15)	(0.49)	10.94
2008	13.07	0.50	(2.77)	(2.27)	(0.47)	(0.84)	(1.31)	9.49
2007	12.74	0.52	0 .43	0.95	(0.45)	(0.17)	(0.62)	13.07
Class 2 shares
2011	11.60	0.07	0 .17	0.24	(0.35)	(0.11)	(0.46)	11.38
2010	10.85	0.35	0 .88	1.23	(0.48)	–	(0.48)	11.60
2009	9.41	0.56	1 .33	1.89	(0.30)	(0.15)	(0.45)	10.85
2008	12.97	0.57	(2.85)	(2.28)	(0.44)	(0.84)	(1.28)	9.41
2007	12.64	0.49	0 .43	0.92	(0.42)	(0.17)	(0.59)	12.97

See accompanying notes.

138

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
			Investment
	Net Assets, End		Income to
	of Period (in	Ratio of Expenses to	Average Net	Portfolio
Total Return(b)	thousands)	Average Net Assets	Assets	Turnover Rate

8.93%	$140,316	0.90%	0.71%	22.4%
25.70	140,922	0.89	2.16	48.0
28.92	160,251	0.90	2.96	59.9
(32.86)	127,836	0.89 (c)	1.77	47.2
(17.69)	204,752	0.86 (c)	1.51	81.3 (d)

8.72	287	1.15	0.42	22.4
25.29	442	1.14	1.92	48.0
28.69	484	1.15	2.68	59.9
(33.01)	568	1.14 (c)	1.35	47.2
(16.50) (f)	1,441	1.11 (c),(g)	1.17 (g)	81.3 (d),(g)

0.99	781,873	0.23 (h)	0.68	14.2
13.61	828,276	0.24 (h)	2.97	36.3
23.84	728,979	0.25 (h)	5.19	3.2
(26.18)	387,339	0.25 (c),(h)	4.04	39.1
8.67	481,245	0.23 (c),(h)	3.40	42.1

0.73	94,487	0.48 (h)	0.43	14.2
13.34	107,086	0.49 (h)	2.59	36.3
23.63	110,253	0.50 (h)	4.62	3.2
(26.42)	113,639	0.50 (c),(h)	4.09	39.1
8.39	212,465	0.48 (c),(h)	3.13	42.1

2.29	177,476	0.24 (h)	0.86	20.8
11.84	178,249	0.24 (h)	3.56	34.4
21.15	154,208	0.25 (h)	6.53	9.1
(19.21)	74,246	0.26 (c),(h)	4.51	46.1
7.55	50,531	0.24 (c),(h)	4.05	45.0

1.97	15,465	0.49 (h)	0.60	20.8
11.73	15,761	0.49 (h)	3.18	34.4
20.72	15,895	0.50 (h)	5.77	9.1
(19.41)	17,277	0.51 (c),(h)	4.95	46.1
7.34	29,194	0.49 (c),(h)	3.85	45.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.
(e)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

139

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2011	$15.36	$0.07	($0.13)	($0.06)	($0.31)	$–	($0.31)	$14.99
2010	13.80	0.31	1.72	2.03	(0.47)	–	(0.47)	15.36
2009	12.34	0.47	2.43	2.90	(0.68)	(0.76)	(1.44)	13.80
2008	21.18	0.57	(6.78)	(6.21)	(0.72)	(1.91)	(2.63)	12.34
2007	19.70	0.57	1.26	1.83	(0.35)	–	(0.35)	21.18
Class 2 shares
2011	15.23	0.03	(0.11)	(0.08)	(0.28)	–	(0.28)	14.87
2010	13.69	0.27	1.71	1.98	(0.44)	–	(0.44)	15.23
2009	12.24	0.43	2.41	2.84	(0.63)	(0.76)	(1.39)	13.69
2008	21.03	0.57	(6.78)	(6.21)	(0.67)	(1.91)	(2.58)	12.24
2007	19.56	0.51	1.26	1.77	(0.30)	–	(0.30)	21.03
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2011	12.50	0.15	0.28	0.43	(0.49)	(0.02)	(0.51)	12.42
2010	11.95	0.51	0.69	1.20	(0.65)	–	(0.65)	12.50
2009	10.58	0.82	1.21	2.03	(0.55)	(0.11)	(0.66)	11.95
2008	14.36	0.56	(2.25)	(1.69)	(0.90)	(1.19)	(2.09)	10.58
2007	14.42	0.67	0.18	0.85	(0.69)	(0.22)	(0.91)	14.36
Class 2 shares
2011	12.42	0.12	0.28	0.40	(0.46)	(0.02)	(0.48)	12.34
2010	11.87	0.45	0.72	1.17	(0.62)	–	(0.62)	12.42
2009	10.49	0.72	1.27	1.99	(0.50)	(0.11)	(0.61)	11.87
2008	14.26	0.66	(2.38)	(1.72)	(0.86)	(1.19)	(2.05)	10.49
2007	14.32	0.63	0.19	0.82	(0.66)	(0.22)	(0.88)	14.26
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2011	16.82	0.04	(0.34)	(0.30)	(0.26)	–	(0.26)	16.26
2010	14.83	0.28	2.09	2.37	(0.38)	–	(0.38)	16.82
2009	12.28	0.42	2.82	3.24	(0.50)	(0.19)	(0.69)	14.83
2008	23.91	0.44	(7.99)	(7.55)	(0.76)	(3.32)	(4.08)	12.28
2007	22.07	0.55	1.57	2.12	(0.28)	–	(0.28)	23.91
Class 2 shares
2011	16.71	–	(0.34)	(0.34)	(0.22)	–	(0.22)	16.15
2010	14.73	0.23	2.10	2.33	(0.35)	–	(0.35)	16.71
2009	12.20	0.37	2.80	3.17	(0.45)	(0.19)	(0.64)	14.73
2008	23.77	0.50	(8.04)	(7.54)	(0.71)	(3.32)	(4.03)	12.20
2007	21.95	0.47	1.57	2.04	(0.22)	–	(0.22)	23.77

See accompanying notes.

140

		FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End of		Investment	Portfolio
	Period (in	Ratio of Expenses to	Income to Average	Turnover
Total Return(b)	thousands)	Average Net Assets	Net Assets	Rate

(0.45)%	$132,387	0.24%(c)	0.45%	24.2%
15.22	140,207	0.24 (c)	2.21	42.2
25.70	128,572	0.25 (c)	3.82	12.0
(33.11)	103,553	0.25 (c),(d)	3.34	24.4
9.29	251,682	0.23 (c),(d)	2.74	46.8

(0.63)	78,247	0.49 (c)	0.20	24.2
14.92	84,941	0.49 (c)	1.92	42.2
25.35	81,513	0.50 (c)	3.55	12.0
(33.30)	70,419	0.50 (c),(d)	3.38	24.4
9.04	129,346	0.48 (c),(d)	2.47	46.8

3.39	187,458	0.24 (c)	1.22	20.6
10.51	183,764	0.24 (c)	4.22	31.5
19.95	156,696	0.25 (c)	7.39	20.1
(13.76)	98,000	0.25 (c),(d)	4.50	53.9
6.09	113,970	0.24 (c),(d)	4.66	28.4

3.13	18,382	0.49 (c)	0.96	20.6
10.26	20,147	0.49 (c)	3.70	31.5
19.63	22,043	0.50 (c)	6.58	20.1
(14.02)	26,751	0.50 (c),(d)	5.27	53.9
5.86	53,025	0.49 (c),(d)	4.39	28.4

(1.90)	83,738	0.24 (c)	0.25	23.3
16.40	81,821	0.24 (c)	1.82	51.7
27.45	66,315	0.25 (c)	3.25	8.1
(37.42)	44,945	0.25 (c),(d)	2.36	31.8
9.61	150,975	0.24 (c),(d)	2.34	45.7

(2.12)	64,907	0.49 (c)	(0.01)	23.3
16.18	69,749	0.49 (c)	1.53	51.7
27.04	61,006	0.50 (c)	2.92	8.1
(37.56)	48,224	0.50 (c),(d)	2.81	31.8
9.34	80,715	0.49 (c),(d)	2.04	45.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

141

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
	Beginning of	Income	Gain (Loss) on Investment Investment Realized				and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2011	$2 .51	$0.06	($0.03)	$0.03	$–	$–	$–	$2.54
2010	2 .46	0.06	0.04	0.10	(0.05)	–	(0.05)	2.51
2009	2 .41	0.09	0.14	0.23	(0.18)	–	(0.18)	2.46
2008	2 .50	0.10	(0.11)	(0.01)	(0.08)	–	(0.08)	2.41
2007	2 .52	0.11	–	0.11	(0.13)	–	(0.13)	2.50
Class 2 shares
2011	2 .51	0.05	(0.03)	0.02	–	–	–	2.53
2010	2 .45	0.06	0.05	0.11	(0.05)	–	(0.05)	2.51
2009	2 .39	0.08	0.15	0.23	(0.17)	–	(0.17)	2.45
2008	2 .49	0.09	(0.12)	(0.03)	(0.07)	–	(0.07)	2.39
2007	2 .51	0.11	(0.01)	0.10	(0.12)	–	(0.12)	2.49
SMALLCAP GROWTH ACCOUNT II
Class 1 shares
2011	11 .17	(0.08)	(0.41)	(0.49)	–	–	–	10.68
2010	8 .80	(0.05)	2.42	2.37	–	–	–	11.17
2009	6 .68	(0.05)	2.17	2.12	–	–	–	8.80
2008	11 .35	(0.06)	(4.61)	(4.67)	–	–	–	6.68
2007	10 .81	(0.07)	0.61	0.54	–	–	–	11.35
Class 2 shares
2011	11 .06	(0.11)	(0.41)	(0.52)	–	–	–	10.54
2010	8 .73	(0.08)	2.41	2.33	–	–	–	11.06
2009	6 .65	(0.07)	2.15	2.08	–	–	–	8.73
2008	11 .32	(0.08)	(4.59)	(4.67)	–	–	–	6.65
2007(f)	10 .72	(0 .10)	0 .70	0 .60	–	–	–	11.32
SMALLCAP VALUE ACCOUNT I
Class 1 shares
2011	13 .52	0.09	(0.58)	(0.49)	(0.01)	–	(0.01)	13.02
2010	10 .81	0.08	2.73	2.81	(0.10)	–	(0.10)	13.52
2009	9 .51	0.09	1.42	1.51	(0.21)	–	(0.21)	10.81
2008	15 .69	0.14	(4.60)	(4.46)	(0.13)	(1.59)	(1.72)	9.51
2007	18 .66	0.13	(1.68)	(1.55)	(0.07)	(1.35)	(1.42)	15.69
Class 2 shares
2011	13 .52	0.05	(0.58)	(0.53)	–	–	–	12.99
2010	10 .82	0.06	2.73	2.79	(0.09)	–	(0.09)	13.52
2009	9 .51	0.07	1.42	1.49	(0.18)	–	(0.18)	10.82
2008	15 .68	0.10	(4.57)	(4.47)	(0.11)	(1.59)	(1.70)	9.51
2007(j)	18 .41	0.08	(1.43)	(1.35)	(0.03)	(1.35)	(1.38)	15.68

See accompanying notes.

142

			FINANCIAL HIGHLIGHTS (Continued)
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Ratio of Net
	Net Assets, End		Investment Income
	of Period (in	Ratio of Expenses to	to Average Net	Portfolio
Total Return(b)	thousands)	Average Net Assets	Assets	Turnover Rate

1.37%	$228,351	0.49%(c)	2.35%	55.1%
4.20	224,344	0.50 (c)	2.49	85.4 (d)
9.94	74,934	0.51	3.55	24.6
(0.57)	37,975	0.52 (c)	4.05	40.1
4.50	76,165	0.50 (c)	4.56	46.8

0.95	1,516	0.74 (c)	2.11	55.1
4.37	1,901	0.75 (c)	2.45	85.4 (d)
9.81	1,887	0.76	3.36	24.6
(1.23)	1,662	0.77 (c)	3.81	40.1
4.24	2,386	0.75 (c)	4.33	46.8

(4.39)	47,596	1.04 (c)	(0.75)	94.3
26.93	56,856	1.03 (c)	(0.59)	82.2
31.74	77,315	1.02 (c)	(0.68)	134.6
(41.15)	59,137	1.05 (c)	(0.65)	83.8
5.00	103,626	1.01 (c)	(0.59)	86.5 (e)

(4.70)	2,653	1.29 (c)	(0.99)	94.3
26.69	3,015	1.28 (c)	(0.82)	82.2
31.28	2,529	1.27 (c)	(0.93)	134.6
(41.25)	2,102	1.30 (c)	(0.90)	83.8
5.60 (g)	3,968	1.26 (c),(h)	(0.84) (h)	86.5 (e),(h)

(3.66)	100,321	0.99 (c)	0.70	72.2
26.06	114,144	0.99 (c)	0.70	63.8
16.20	133,755	1.00 (c)	0.99	75.9
(31.82)	116,467	1.01 (c)	1.07	56.1
(9.52)	178,698	1.01 (c)	0.71	55.0 (i)

(3.89)	94	1.24 (c)	0.37	72.2
25.81	169	1.24 (c)	0.52	63.8
15.88	104	1.25 (c)	0.74	75.9
(31.89)	101	1.26 (c)	0.78	56.1
(8.51) (g)	237	1.26 (c),(h)	0.48 (h)	55.0 (h),(i)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Short-Term Bond Account.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.
(f)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.
(j)	Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

See accompanying notes.

143

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Money Market Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I, (18 of the portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within the Principal Variable Contracts Funds, Inc. at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 20, 2012

144

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2011 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio
Diversified International Account Class 1
Actual	$1,000.00	$850.28	$4.15	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89

Diversified International Account Class 2
Actual	1,000.00	849.54	5.31	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

Equity Income Account Class 1
Actual	1,000.00	989.17	2.41	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

Equity Income Account Class 2
Actual	1,000.00	987.84	3.66	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

Government & High Quality Bond Account Class 1
Actual	1,000.00	1,037.11	2.62	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	1,035.14	3.90	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Account Class 1
Actual	1,000.00	1,025.86	2.55	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Income Account Class 2
Actual	1,000.00	1,025.00	3.83	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

145

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2011 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio
LargeCap Blend Account II Class 1
Actual	$1,000.00	$952.71	$3.69	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75

LargeCap Blend Account II Class 2
Actual	1,000.00	950.28	4.92	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

LargeCap Growth Account Class 1
Actual	1,000.00	919.95	3.34	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	918.52	4.55	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

MidCap Blend Account Class 1
Actual	1,000.00	963.38	2.72	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

MidCap Blend Account Class 2
Actual	1,000.00	962.12	3.96	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

Money Market Account Class 1
Actual	1,000.00	1,000.00	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

Money Market Account Class 2
Actual	1,000.00	1,000.00	1.21	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

Principal Capital Appreciation Account Class 1
Actual	1,000.00	952.30	3.15	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

Principal Capital Appreciation Account Class 2
Actual	1,000.00	951.16	4.38	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Real Estate Securities Account Class 1
Actual	1,000.00	978.91	4.49	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Real Estate Securities Account Class 2
Actual	1,000.00	977.69	5.73	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

SAM Balanced Portfolio Class 1
Actual	1,000.00	962.82	1.14	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	961.94	2.37	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	981.18	1.20	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	979.35	2.44	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	944.55	1.18	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	943.53	2.40	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

146

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2011 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2011	Annualized
	July 1, 2011	December 31, 2011	to December 31, 2011(a)	Expense Ratio
SAM Flexible Income Portfolio Class 1
Actual	$1,000.00	$994.40	$1.21	0.24%
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	992.76	2.46	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	928.12	1.17	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	926.56	2.38	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

Short-Term Income Account Class 1
Actual	1,000.00	1,000.00	2.47	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

Short-Term Income Account Class 2
Actual	1,000.00	996.06	3.72	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

SmallCap Growth Account II Class 1
Actual	1,000.00	874.69	4.96	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

SmallCap Growth Account II Class 2
Actual	1,000.00	873.24	6.14	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30

SmallCap Value Account I Class 1
Actual	1,000.00	909.85	4.77	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

SmallCap Value Account I Class 2
Actual	1,000.00	909.03	5.97	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

147

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	97	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	97	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	Consultant, C.P. Damos Consulting,	97	None
Director since 2008	LLC. Formerly, CEO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	97	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	97	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	97	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

William C. Kimball	Partner, Kimball – Porter Investments	97	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	97	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired.	97	Catalytic Inc.
Director since 2007
Member, Audit Committee
1944

148

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Director, Principal Management Corporation (the	97	None
Director, Chairman	“Manager”), Principal Shareholder Services (“PSS”) since
Member, Executive Committee	2007, Columbus Circle Investors, and Spectrum; Chairman,
1952	Principal Funds Distributor, Inc. (“PFD”) since 2007;
Acting Chairman, Princor since 2008; Senior Vice
President, Principal Life Insurance Company (“PLIC”);
Director, Currency Management Group, London affiliate
since 2008.

Nora M. Everett	President and Director, the Manager since 2008; Director,	97	None
Director, President and CEO	PFD since 2008, Princor since 2008, PSS since 2008, Edge
Member, Executive Committee	since 2008, and Principal International Holding Company,
1959	LLC since 2006; CEO, Princor since 2009; Senior Vice
President/Retirement & Investor Services, PLIC since
2008; Director, Principal Asset Management Co. (Asia)
Limited since 2008; Chairman, Principal Financial
Advisors, Inc. since 2010; Director, Principal International since 2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Michael J. Beer	Executive Vice President and Chief Operating Officer, the Manager; Executive
Executive Vice President	Vice President, PFD; President, Princor, PSS since 2007; Director, the Manager
711 High Street, Des Moines, IA 50392	since 2008, Princor, and PSS since 2007. Vice President – Mutual Funds and
1961	Broker Dealer, PLIC.

Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

149

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Steve Gallaher	Assistant General Counsel, PMC since 2007, PFD since 2007, Princor since
Assistant Counsel	2007, PSS since 2007, and PLIC; Prior thereto, Second Vice President and
711 High Street, Des Moines, IA 50392	Counsel.
1955

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

150

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2011, and the Statement of Additional Information dated May 1, 2011. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

151

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Accounts.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 13, 2011 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PVC, on behalf of each of the thirty-four (34) series of PVC (each series is referred to as an “Account”); and (2) the Subadvisory Agreements between the Manager and each of Brown Investment Advisory Incorporated; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Essex Investment Management Company, LLC; J.P. Morgan Investment Management, Inc.; Mellon Capital Management Corporation; Morgan Stanley Investment Management, Inc.; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); and T. Rowe Price Associates, Inc. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and, with the assistance of independent legal counsel, concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered, among the factors, that the Manager and its affiliates have demonstrated a commitment to support the Accounts, including undertakings to cap Account expenses to provide competitive expense ratios for shareholders and the implementation of the “Core Satellite” structure for certain Accounts in an effort to achieve improved and more consistent performance results. The Board considered the nature, quality and extent of services provided by the Manager under the Management Agreement, including administrative services. In addition, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts or Subadvisors that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance the Board considered satisfactory. For such Accounts, the Board also considered the longer-term performance of the Accounts. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to recommend changes in the Subadvisor at the appropriate time, if necessary.

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As to each Subadvisor for an Account, the Manager had advised the Board that either the investment services provided by the Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor for an Account either met or exceeded acceptable levels of investment performance; or (ii) although the Account experienced underperformance from the subject Subadvisor, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For PVC Accounts that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Accounts, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for four PVC Accounts that have implemented the “Core Satellite” structure.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps for most of such Accounts for an additional year. Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2010. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, and Columbus Circle). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Account under the applicable Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the Diversified Balanced Account, Diversified Growth Account, LargeCap S&P 500 Index Account, and the LifeTime Accounts do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for all Account assets.

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Subadvisory Fees, Economies of Scale and Profitability

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Accounts. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Account.

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FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2011 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2011. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2011, that qualifies for the dividend received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Diversified International Account	0.04%	SAM Conservative Balanced Portfolio	14.56%
Equity Income Account	70.72%	SAM Conservative Growth Portfolio	51.05%
LargeCap Blend Account II	100.00%	SAM Flexible Income Portfolio	9.40%
Principal Capital Appreciation Account	99.96%	SAM Strategic Growth Portfolio	70.56%
SAM Balanced Portfolio	28.44%	SmallCap Value Account I	100.00%

Principal Variable Contracts Funds, Inc. - LargeCap Value Account III - Tax Year Ended April 29, 2011

The following information is being provided to you , prompted by the acquisition of Principal Variable Contracts Funds, Inc. - LargeCap Value Account III by Principal Variable Contracts Funds, Inc. - Equity Income Account, effective April 29, 2011.

Dividend Received Deduction
LargeCap Value Account III	100.00%

155

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

WE’LL GIVE YOU AN EDGE® principalfunds.com

Principal Variable Contracts Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. are collectively referred to as Principal Funds.

MM1290B-04 | © 2012 Principal Financial Services, Inc. | 02/2012 | #12011003dy

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2010 - $205,569 December 31, 2011 - $335,700

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last fiscal year that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

December 31, 2010 - $20,000 December 31, 2011 - 0

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2010 - $129,601 December 31, 2011 - $115,134

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3 The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.	Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	Neither the Funds or Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of Directors of the Principal Funds on March 8, 2011).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2010 - $223,934 December 31, 2011 - $193,107

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Nora M. Everett Nora M. Everett, President and CEO

Date 2/17/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 2/17/2012

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 2/17/2012